UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/10

Date of reporting period:	02/28/10

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the periods ended February 28, 2010 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Alpha Only Fund returned -10.3% for the fiscal year ended February 28, 2010, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index. During the fiscal year, the Fund was exposed to global equity securities through its investment in underlying GMO Trust mutual funds.

Underlying fund implementation detracted 9.5% from relative performance, due primarily to GMO Quality Fund and GMO International Intrinsic Value Fund, which both underperformed their respective benchmarks during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alpha Only Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index As of February 28, 2010

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2/29/00
$10,000,000
$19,013,390
$13,113,660
GMO Alpha Only Fund
Citigroup 3 Month Treasury Bill Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	-10.30%	3.23%	6.64%	n/a
Class IV	-10.30%	n/a	n/a	**3/2/06** 2.92%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO Alpha Only Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	85.0%
Cash and Cash Equivalents	84.8
Short-Term Investments	7.0
Preferred Stocks	0.0
Options Purchased	0.0
Forward Currency Contracts	0.0
Rights and Warrants	0.0
Written Options	(0.0)
Swaps	(25.0)
Futures	(59.1)
Other	7.3
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds"). Swaps and futures concentrations use the notional value of the respective contracts for purposes of computing asset class exposures.

1

GMO Alpha Only Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 90.4%
		United States — 90.4%
		Affiliated Issuers
	18,955,173	GMO International Growth Equity Fund, Class IV	373,227,353
	18,952,952	GMO International Intrinsic Value Fund, Class IV	370,530,202
	2,496,853	GMO International Small Companies Fund, Class III	16,554,137
	26,193,651	GMO Quality Fund, Class VI	497,679,365
	26,250,120	GMO U.S. Core Equity Fund, Class VI	276,676,267
	799,954	GMO U.S. Treasury Fund	19,998,853
		Total United States	1,554,666,177
		TOTAL MUTUAL FUNDS (COST $1,429,210,822)	1,554,666,177
		SHORT-TERM INVESTMENTS — 2.9%
USD	50,000,000	Royal Bank of Scotland Time Deposit, 0.03%, due 03/01/10	50,000,000
USD	301,370	Societe Generale Time Deposit, 0.03%, due 03/01/10	301,371
		TOTAL SHORT-TERM INVESTMENTS (COST $50,301,371)	50,301,371
		TOTAL INVESTMENTS — 93.3% (Cost $1,479,512,193)	1,604,967,548
		Other Assets and Liabilities (net) — 6.7%	114,794,938
		TOTAL NET ASSETS — 100.0%	$1,719,762,486

See accompanying notes to the financial statements.

2

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
4/23/10	AUD	34,133,443	$30,415,593	$150,223
4/23/10	AUD	34,133,443	30,415,593	191,183
4/23/10	CHF	21,623,155	20,135,672	70,863
4/23/10	CHF	21,623,155	20,135,672	4,745
4/23/10	DKK	26,072,630	4,766,827	30,168
4/23/10	EUR	29,622,970	40,333,103	280,641
4/23/10	EUR	28,751,706	39,146,835	258,270
4/23/10	EUR	28,751,706	39,146,835	264,566
4/23/10	GBP	34,581,508	52,709,848	1,626,519
4/23/10	GBP	34,581,508	52,709,848	1,703,256
4/23/10	HKD	133,021,806	17,143,594	(9,930)
4/23/10	JPY	4,982,106,010	56,091,787	(1,326,819)
4/23/10	JPY	4,835,573,480	54,442,029	(1,194,379)
4/23/10	JPY	4,835,573,480	54,442,029	(1,317,286)
4/23/10	NZD	940,577	654,331	5,860
4/23/10	SEK	50,419,410	7,072,380	(24,529)
4/23/10	SGD	14,862,359	10,567,278	11,666
			$530,329,254	$725,017

#  Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
1,111	OMXS 30	March 2010	$14,803,538	$(148,211)
1,499	TOPIX	March 2010	150,152,548	899,833
874	CAC 40	March 2010	44,088,677	134,773
34	DAX	March 2010	6,472,913	413,900
123	Hang Seng	March 2010	16,265,752	(323,758)
9,851	S&P 500 E-Mini Index	March 2010	543,528,925	(769,020)
214	MSCI Singapore	March 2010	10,059,461	(30,066)
89	Amsterdam Exchanges	March 2010	7,711,036	58,253
242	RUSSELL 2000 Mini	March 2010	15,233,900	(834,285)
196	S&P MID 400 E-Mini Index	March 2010	14,458,920	(757,573)
1,194	FTSE 100 Index	March 2010	97,247,368	(949,891)
129	IBEX 35	March 2010	18,139,870	265,914
132	FTSE/MIB	March 2010	18,940,772	1,444,115
562	SPI 200	March 2010	57,852,649	623,351
			$1,014,956,329	$27,335

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
53,656,068	USD	8/9/2010	JP Morgan	Custom	3 month	$(3,190,592)
			Chase Bank	Low Quality	LIBOR - 1.35%
				U.S. Equity Basket
167,251,681	USD	8/9/2010	Citigroup	Custom Low Quality U.S. Equity Basket	3 month LIBOR - 0.90%	(10,324,687)
45,000,526	USD	1/19/2011	BNP Paribas	MSCI Daily Total Return EAFE	12 month LIBOR - 0.78%	3,773,034
74,542,214	USD	1/20/2011	Goldman Sachs	Custom Low Quality Euro Equity Basket	Daily Fed Funds Rate - 0.50%	10,749,574

See accompanying notes to the financial statements.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Total Return Swaps — (Continued)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
89,544,592	USD	1/20/2011	Morgan Stanley	Custom Low Quality	Daily Fed Funds	$12,778,004
				Euro Equity	Rate - 0.35%
Basket
$13,785,333
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

MSCI - Morgan Stanley Capital International

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

5

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $50,301,371) (Note 2)	$50,301,371
Investments in affiliated issuers, at value (cost $1,429,210,822) (Notes 2 and 10)	1,554,666,177
Foreign currency, at value (cost $190,788) (Note 2)	175,367
Receivable for Fund shares sold	22,901,653
Unrealized appreciation on open forward currency contracts (Note 4)	4,597,960
Receivable for collateral on open futures contracts (Note 4)	70,995,000
Receivable for open swap contracts (Note 4)	27,300,612
Receivable for collateral on open swap contracts (Note 4)	10,365,573
Receivable for expenses reimbursed by Manager (Note 5)	620,324
Miscellaneous receivable	321
Total assets	1,741,924,358
Liabilities:
Payable to affiliate for (Note 5):
Management fee	655,831
Shareholder service fee	133,922
Trustees and Chief Compliance Officer of GMO Trust fees	2,845
Payable for variation margin on open futures contracts (Note 4)	3,775,299
Unrealized depreciation on open forward currency contracts (Note 4)	3,872,943
Payable for open swap contracts (Note 4)	13,515,279
Accrued expenses	205,753
Total liabilities	22,161,872
Net assets	$1,719,762,486

See accompanying notes to the financial statements.

6

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$2,813,690,372
Accumulated undistributed net investment income	2,133,853
Accumulated net realized loss	(1,236,039,358)
Net unrealized appreciation	139,977,619
$1,719,762,486
Net assets attributable to:
Class III shares	$71,480,896
Class IV shares	$1,648,281,590
Shares outstanding:
Class III	14,548,676
Class IV	335,492,876
Net asset value per share:
Class III	$4.91
Class IV	$4.91

See accompanying notes to the financial statements.

7

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$29,597,931
Interest	95,405
Total investment income	29,693,336
Expenses:
Management fee (Note 5)	6,462,026
Shareholder service fee – Class III (Note 5)	133,870
Shareholder service fee – Class IV (Note 5)	1,203,158
Custodian and fund accounting agent fees	237,342
Legal fees	82,912
Audit and tax fees	75,208
Transfer agent fees	41,795
Trustees fees and related expenses (Note 5)	22,795
Registration fees	8,825
Miscellaneous	16,478
Total expenses	8,284,409
Fees and expenses reimbursed by Manager (Note 5)	(429,112)
Expense reductions (Note 2)	(189)
Indirectly incurred fees waived or borne by Manager (Note 3)	(4,636,502)
Shareholder service fee waived (Note 5)	(820,816)
Net expenses	2,397,790
Net investment income (loss)	27,295,546
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(500,777,670)
Realized gains distributions from affiliated issuers (Note 10)	15,048
Closed futures contracts	(35,670,984)
Closed swap contracts	(145,114,341)
Foreign currency, forward contracts and foreign currency related transactions	9,576,918
Net realized gain (loss)	(671,971,029)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	720,628,854
Open futures contracts	(81,423,379)
Open swap contracts	(93,246,912)
Foreign currency, forward contracts and foreign currency related transactions	(8,014,265)
Net unrealized gain (loss)	537,944,298
Net realized and unrealized gain (loss)	(134,026,731)
Net increase (decrease) in net assets resulting from operations	$(106,731,185)

See accompanying notes to the financial statements.

8

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$27,295,546	$67,634,088
Net realized gain (loss)	(671,971,029)	630,224,954
Change in net unrealized appreciation (depreciation)	537,944,298	(332,733,684)
Net increase (decrease) in net assets from operations	(106,731,185)	365,125,358
Distributions to shareholders from:
Net investment income
Class III	(6,172,043)	(57,987,423)
Class IV	(87,315,114)	(869,600,332)
Total distributions from net investment income	(93,487,157)	(927,587,755)
Net realized gains
Class III	—	(30,565,835)
Class IV	—	(445,995,777)
Total distributions from net realized gains	—	(476,561,612)
	(93,487,157)	(1,404,149,367)
Net share transactions (Note 9):
Class III	(34,627,393)	7,583,957
Class IV	(21,256,031)	272,747,018
Increase (decrease) in net assets resulting from net share transactions	(55,883,424)	280,330,975
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	73,187
Class IV	—	447,577
Increase in net assets resulting from purchase premiums and redemption fees	—	520,764
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(55,883,424)	280,851,739
Total increase (decrease) in net assets	(256,101,766)	(758,172,270)
Net assets:
Beginning of period	1,975,864,252	2,734,036,522
End of period (including accumulated undistributed net investment income of $2,133,853 and $67,448,822, respectively)	$1,719,762,486	$1,975,864,252

See accompanying notes to the financial statements.

9

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$5.77		$11.11		$10.42		$10.36	$10.26
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11		0.23		0.21		0.17	0.16
Net realized and unrealized gain (loss)	(0.67)		0.93		0.70		0.10	0.31
Total from investment operations	(0.56)		1.16		0.91		0.27	0.47
Less distributions to shareholders:
From net investment income	(0.30)		(4.41)		(0.22)		(0.21)	(0.37)
From net realized gains	—		(2.09)		—		—	—
Total distributions	(0.30)		(6.50)		(0.22)		(0.21)	(0.37)
Net asset value, end of period	$4.91		$5.77		$11.11		$10.42	$10.36
Total Return(b)	(10.30)%		11.92%		8.74%		2.64%	4.63%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$71,481		$121,711		$176,067		$166,626	$1,460,161
Net expenses to average daily net assets(c)	0.24	%(d)	0.23	%(d)	0.16	%(d)	0.15%	0.10%
Net investment income (loss) to average daily net assets(a)	2.16%		2.37%		1.91%		1.66%	1.52%
Portfolio turnover rate	114%		87%		44%		22%	40%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.45%		0.44%		0.51%		0.53%	0.59%
Redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.00	(f)	$0.01		$0.01	$0.02

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  There were no purchase premiums and redemption fees during the period.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

10

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007(a)
Net asset value, beginning of period	$5.77		$11.11		$10.41		$10.37
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.11		0.24		0.21		0.20
Net realized and unrealized gain (loss)	(0.67)		0.92		0.71		0.06
Total from investment operations	(0.56)		1.16		0.92		0.26
Less distributions to shareholders:
From net investment income	(0.30)		(4.41)		(0.22)		(0.22)
From net realized gains	—		(2.09)		—		—
Total distributions	(0.30)		(6.50)		(0.22)		(0.22)
Net asset value, end of period	$4.91		$5.77		$11.11		$10.41
Total Return(c)	(10.30)%		12.00%		8.90%		2.54	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,648,282		$1,854,153		$2,557,970		$1,693,793
Net expenses to average daily net assets(d)	0.18	%(e)	0.18	%(e)	0.11	%(e)	0.10	%*
Net investment income (loss) to average daily net assets(b)	2.11%		2.52%		1.96%		1.93	%*
Portfolio turnover rate	114%		87%		44%		22	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.46%		0.44%		0.51%		0.53	%*
Redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(g)	$0.01		$0.00	(f)

(a)  Period from March 2, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  There were no purchase premiums and redemption fees during the period.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

11

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Alpha Only Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks to outperform its benchmark, the Citigroup 3 Month Treasury Bill Index. The Fund invests in shares of GMO U.S. Equity Funds and GMO International Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund ("ECDF") and GMO Flexible Equities Fund (GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). In addition, the Fund may invest in securities. The Fund implements its strategy with investments in a combination of U.S., foreign, and emerging country equities and emerging country debt. The Manager seeks to hedge some or all of the broad market exposure of the underlying funds and assets in which the Fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities (e.g., shares of an exchange-traded fund). The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

12

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short term debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented less than 0.01% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 43.97% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2. See Note 4 for further discussion on valuation of derivative financial instrument.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

13

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$1,554,666,177	$—	$—	$1,554,666,177
TOTAL MUTUAL FUNDS	1,554,666,177	—	—	1,554,666,177
Short-Term Investments	50,301,371	—	—	50,301,371
Total Investments	1,604,967,548	—	—	1,604,967,548
Derivatives
Forward Currency Contracts	—	4,597,960	—	4,597,960
Futures Contracts	—	3,840,139	—	3,840,139
Swap Agreements	—	27,300,612	—	27,300,612
Total Derivatives	—	35,738,711	—	35,738,711
Total	$1,604,967,548	$35,738,711	$—	$1,640,706,259

14

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(3,872,943)	$—	$(3,872,943)
Futures Contracts	(2,360,878)	(1,451,926)	—	(3,812,804)
Swap Agreements	—	(13,515,279)	—	(13,515,279)
Total Derivatives	(2,360,878)	(18,840,148)	—	(21,201,026)
Total	$(2,360,878)	$(18,840,148)	$—	$(21,201,026)

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's indirect investments in securities using Level 3 inputs were less than 0.01% of total net assets.

The Fund held no investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

15

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, net operating losses, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$93,487,157	$987,673,928
Net long-term capital gain	—	416,475,439
Total distributions	$93,487,157	$1,404,149,367

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attribuutes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(710,774,856)
Post-October capital loss deferral	$(162,499,519)

16

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(710,774,856)
Total	$(710,774,856)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,844,791,320	$—	$(239,823,772)	$(239,823,772)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size

17

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 28, 2010, the Fund did not charge a premium on cash purchases or fee on cash redemptions of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and/or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund's shares except to the

18

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by the Fund or underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund or an underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

19

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund's fixed income securities will decline during periods of rising interest rates and widening credit spreads on asset-backed securities.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund's portfolio to be economically leveraged. Because the Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions, the Fund may be leveraged in relation to its assets. Leverage increases the Fund's portfolio losses when the value of its investment positions decline.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Other principal risks of an investment in the Fund include Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund's or an underlying fund's investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund's investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment by the Fund or an underlying fund in companies with smaller market capitalizations), and Short Sales Risk (risk that the Fund's loss on a short sale of securities that the Fund does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or

20

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

an underlying fund may affect the Fund's or the underlying fund's performance more than if the Fund or the underlying fund were diversified.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund's operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Manager seeks to hedge some or all of the broad market exposure of the underlying GMO Trust Funds and other assets in which the Fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities (e.g., shares of an exchange-traded fund).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

21

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to manage exposure of the portfolio to various currency markets. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to manage exposure of the portfolio to various equity markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set

23

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

24

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is

25

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to manage exposure of the portfolio to various equity and fixed income markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Falues of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$3,840,139	$—	$3,840,139
Unrealized appreciation on forward currency contracts	—	4,597,960	—	—	—	4,597,960
Unrealized appreciation on swap agreements	—	—	—	27,300,612	—	27,300,612
Total	$—	$4,597,960	$—	$31,140,751	$—	$35,738,711
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(3,812,804)	$—	$(3,812,804)
Unrealized depreciation on forward currency contracts	—	(3,872,943)	—	—	—	(3,872,943)
Unrealized depreciation on swap agreements	—	—	—	(13,515,279)	—	(13,515,279)
Total	$—	$(3,872,943)	$—	$(17,328,083)	$—	$(21,201,026)

26

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(35,670,984)	$—	$(35,670,984)
Forward currency contracts	—	5,123,389	—	—	—	5,123,389
Swap contracts	—	—	—	(145,114,605)	—	(145,114,605)
Total	$—	$5,123,389	$—	$(180,785,589)	$—	$(175,662,200)
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$(81,423,379)	$—	$(81,423,379)
Forward currency contracts	—	(7,998,844)	—	—	—	(7,998,844)
Swap contracts	—	—	—	(93,246,912)	—	(93,246,912)
Total	$—	$(7,998,844)	$—	$(174,670,291)	$—	$(182,669,135)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$607,860,045	$651,478,792	$404,997,204

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for

27

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.50% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses"). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in underlying funds (excluding these Funds' Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $22,795 and $11,786, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.361%	0.064%	0.425%

28

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $1,363,796,519 and $1,475,275,242, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 79.80% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust.

As of February 28, 2010, 0.21% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 98.41% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,274,158	$72,446,196	10,891,534	$107,005,790
Shares issued to shareholders in reinvestment of distributions	962,240	5,306,700	10,963,624	75,954,352
Shares repurchased	(21,771,208)	(112,380,289)	(16,617,931)	(175,376,185)
Purchase premiums	—	—	—	65,115
Redemption fees	—	—	—	8,072
Net increase (decrease)	(6,534,810)	$(34,627,393)	5,237,227	$7,657,144

29

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	201,793,852	$1,008,931,852	81,138,618	$775,605,728
Shares issued to shareholders in reinvestment of distributions	15,779,561	87,315,114	192,685,490	1,315,596,109
Shares repurchased	(203,304,382)	(1,117,502,997)	(182,907,526)	(1,818,454,819)
Purchase premiums	—	—	—	404,109
Redemption fees	—	—	—	43,468
Net increase (decrease)	14,269,031	$(21,256,031)	90,916,582	$273,194,595

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$368,331,113	$227,145,760	$272,993,770	$9,387,760	$—	$373,227,353
GMO International Intrinsic Value Fund, Class IV	354,875,492	252,250,320	282,779,770	9,375,320	—	370,530,202
GMO International Small Companies Fund, Class III	—	22,694,972	7,084,000	271,432	—	16,554,137
GMO Quality Fund, Class VI	467,659,107	294,693,358	339,603,000	6,866,358	—	497,679,365
GMO U.S. Core Equity Fund, Class VI	255,428,005	161,938,557	187,758,000	3,638,557	—	276,676,267
GMO U.S. Treasury Fund	—	405,073,552	385,056,702	58,504	15,048	19,998,853
Totals	$1,446,293,717	$1,363,796,519	$1,475,275,242	$29,597,931	$15,048	$1,554,666,177

30

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alpha Only Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

32

GMO Alpha Only Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 28, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.66%	$1,000.00	$985.90	$3.25
2) Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31
Class IV
1) Actual	0.61%	$1,000.00	$985.90	$3.00
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

33

GMO Alpha Only Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

34

GMO Alpha Only Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

37

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

38

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Alternative Asset Opportunity Fund returned +24.2% for the fiscal year ended February 28, 2010, as compared with +13.5% for its benchmark, the Alternative Asset Opportunity (50% Dow Jones-UBS Commodity Index [formerly Dow Jones-AIG Commodity Index]/50% J.P. Morgan U.S. 3 Month Cash Index) Index. The Fund outperformed its benchmark by 10.7% during the fiscal year.

Gains from the Fund's investment in GMO Short Duration Collateral Fund (SDCF) more than offset losses from commodity performance. Asset-backed security spreads tightened as pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF primarily invests in asset-backed securities.

Overall commodity performance was negative during the fiscal year as the Fund incorrectly positioned for rising prices in heating oil, soy oil, and RBOB gas contracts, and falling prices in corn contracts.

Live cattle, sugar, natural gas, and crude oil contracts were the largest positive commodity contributors for the fiscal year, as positive performance came from correctly positioning the prices of these contracts.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alternative Asset Opportunity Fund Shares and the GMO Alternative Asset Opportunity Index As of February 28, 2010

$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
Average Annual Total Returns
1 Year
Since Inception
4/11/05
24.16%
1.77%
4/11/05
$10,000,0000
$12,063,460
$11,129,040
$10,896,000
$10,361,960
$9,721,790
2005
2006
2007
2008
2009
2010
GMO Alternative Asset Opportunity Fund
J.P. Morgan U.S. 3 Month Cash Index
GMO Alternative Asset Opportunity Index*
Dow Jones-UBS Commodity Index
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

*   The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-UBS Commodity Index (formerly the Dow Jones-AIG Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	84.6%
Cash and Cash Equivalents	65.5
Short-Term Investments	15.7
Forward Currency Contracts	0.0
Futures**	(19.9)
Swaps**	(45.9)
Other	0.0
100.0%

(a)  GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds"). Swaps and futures concentrations use the notional value of respective contracts for purposes of computing asset class exposures.

**  Represents commodity exposure. See Consolidated Schedule of Investments.

1

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 35.6%
	U.S. Government — 35.6%
7,942,765	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a) (b) (c)	8,224,487
	TOTAL DEBT OBLIGATIONS (COST $8,209,466)	8,224,487
	MUTUAL FUNDS — 64.6%
	Affiliated Issuers — 64.6%
791,020	GMO Short-Duration Collateral Fund	11,849,484
123,261	GMO U.S. Treasury Fund	3,081,526
	TOTAL MUTUAL FUNDS (COST $16,616,188)	14,931,010
	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
6,961	SSgA USD Liquidity Fund-Class I Stable NAV Shares (a) (d)	6,961
9,034	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	9,034
	TOTAL SHORT-TERM INVESTMENTS (COST $15,995)	15,995
	TOTAL INVESTMENTS — 100.3% (Cost $24,841,649)	23,171,492
	Other Assets and Liabilities (net) — (0.3%)	(71,382)
	TOTAL NET ASSETS — 100.0%	$23,100,110

See accompanying notes to the financial statements.

2

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Futures Contracts (a)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
5	Cocoa	May 2010	$145,850	$(11,500)
4	Copper	May 2010	328,400	13,133
3	Cotton No. 2	May 2010	123,690	13,726
4	Gold 100 OZ	April 2010	447,560	11,223
1	Silver	May 2010	82,605	411
6	Soybean	May 2010	288,300	2,599
18	Soybean Meal	May 2010	486,000	(2,777)
9	Sugar 11	May 2010	237,888	(22,947)
			$2,140,293	$3,868
Sales
19	Corn	May 2010	$369,550	$(13,218)
19	Lean Hogs	April 2010	553,280	1,216
23	Live Cattle	April 2010	845,710	(10,156)
4	Natural Gas	April 2010	192,520	22,755
3	Soybean Oil	May 2010	71,460	(1,975)
16	Wheat	May 2010	415,400	(8,868)
			$2,447,920	$(10,246)

See accompanying notes to the financial statements.

3

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements (a)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
10,596,426	USD	4/14/2010	Barclays	1 month	Return on DJ-UBS
				T-Bill + 0.23%	Commodity Index (b)	$(40,069)
$(40,069)
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)  All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 4).

(d)  Fund is domiciled in Ireland.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

4

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 28, 2010

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Assets:
Investments in unaffiliated issuers, at value (consolidated cost $8,225,461) (Note 2)	$9,034	$8,231,448	$—	$8,240,482
Investments in affiliated issuers, at value (consolidated cost $16,616,188) (Note 2)	23,118,941	—	(8,187,931)	14,931,010
Dividends and interest receivable	—	68,646	—	68,646
Receivable for expenses reimbursed by Manager (Note 3)	58,436	7,644	—	66,080
Total assets	23,186,411	8,307,738	(8,187,931)	23,306,218
Liabilities:
Payable to affiliate for (Note 3):
Management fee	7,910	—	—	7,910
Shareholder service fee	2,637	—	—	2,637
Trustees and Chief Compliance Officer of GMO Trust fees	1,001	—	—	1,001
Payable for variation margin on open futures contracts (Note 2)	—	4,024		4,024
Payable for open swap contracts (Note 2)	—	40,069		40,069
Accrued expenses	74,753	75,714	—	150,467
Total liabilities	86,301	119,807	—	206,108
Net assets	$23,100,110	$8,187,931	$(8,187,931)	$23,100,110
Shareholders' capital	$23,100,110			$23,100,110
Shares outstanding	848,026			848,026
Net asset value per share	$27.24			$27.24
`

See accompanying notes to the financial statements.

5

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidating Statement of Operations — For the Year Ended February 28, 2010

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Investment Income:
Dividends from affiliated issuers (Note 10)	$2,264,804	$—	$(2,000,000)	$264,804
Dividends	81	649	—	730
Interest	—	319,743	—	319,743
Total income (loss)	2,264,885	320,392	(2,000,000)	585,277
Expenses:
Management fee (Note 5)	107,469	—	—	107,469
Shareholder service fee (Note 5)	35,823	—	—	35,823
Audit and tax fees	92,728	—	—	92,728
Custodian and transfer agent fees	2,859	76,091	—	78,950
Legal fees	50,049	—	—	50,049
Trustees fees and related expenses (Note 5)	481	21,320	—	21,801
Miscellaneous	3,374	7,473	—	10,847
Total expenses	292,783	104,884	—	397,667
Fees and expenses reimbursed by Manager (Note 5)	(148,556)	(104,884)	—	(253,440)
Net expenses	144,227	—	—	144,227
Net investment income (loss)	2,120,658	320,392	(2,000,000)	441,050
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	50,424	—	50,424
Investments in affiliated issuers	(1,559,446)	—	1,038,783	(520,663)
Realized gains distribution from affiliated issuers (Note 10)	6	—	—	6
Closed futures contracts	—	(258,189)	—	(258,189)
Closed swap contracts	—	2,140,319	—	2,140,319
Net realized gain (loss)	(1,559,440)	1,932,554	1,038,783	1,411,897
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	28,255	—	28,255
Investments in affiliated issuers	4,618,541	—	(1,002,388)	3,616,153
Open futures contracts	—	(76,774)	—	(76,774)
Open swap contracts	—	(240,822)	—	(240,822)
Net unrealized gain (loss)	4,618,541	(289,341)	(1,002,388)	3,326,812
Net realized and unrealized gain (loss)	3,059,101	1,643,213	36,395	4,738,709
Net increase (decrease) in net assets resulting from operations	$5,179,759	$1,963,605	$(1,963,605)	$5,179,759

See accompanying notes to the financial statements.

6

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$441,050	$954,282
Net realized gain (loss)	1,411,897	(6,532,494)
Change in net unrealized appreciation (depreciation)	3,326,812	(5,876,671)
Net increase (decrease) in net assets from operations	5,179,759	(11,454,883)
Fund share transactions: (Note 9)
Proceeds from sale of shares	—	388
Cost of shares repurchased	(4,493,912)	(131,245)
Redemption fees	25,396	2,617
Net increase (decrease) in Fund share transactions	(4,468,516)	(128,240)
Total increase (decrease) in net assets	711,243	(11,583,123)
Net assets:
Beginning of period	22,388,867	33,971,990
End of period	$23,100,110	$22,388,867

See accompanying notes to the financial statements.

7

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008	2007	2006(a)
Net asset value, beginning of period	$21.94	$33.11		$28.54	$26.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.46	0.93		0.69	1.28	0.73
Net realized and unrealized gain (loss)	4.84	(12.10)		3.88 (c)	0.63	0.90
Total from investment operations	5.30	(11.17)		4.57	1.91	1.63
Net asset value, end of period	$27.24	$21.94		$33.11	$28.54	$26.63
Total Return(d)	24.16%	(33.74)%		16.01%	7.17%	6.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$23,100	$22,389		$33,972	$174,514	$181,947
Net expenses to average daily net assets(e)	0.60%	0.60	%(f)	0.60%	0.60%	0.61	%*
Net investment income (loss) to average daily net assets(b)	1.85%	3.24%		2.41%	4.60%	3.12	%*
Portfolio turnover rate	73%	89%		24%	12%	13	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	1.06%	0.73%		0.21%	0.12%	0.15	%*
Redemption fees consisted of the following per share amounts:†	$0.03	$0.00	(g)	—	—	—

(a)  Period from April 11, 2005 (commencement of operations) to February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown. Calculation excludes redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Alternative Asset Opportunity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark. The Fund's benchmark is a composite of the Dow Jones-UBS Commodity Index (formerly Dow Jones – AIG Commodity Index), which is composed of futures contracts on nineteen physical commodities, and the J.P. Morgan U.S. 3 Month Cash Index, which measures the total return performance of three-month U.S. dollar Euro-deposits. The Dow Jones-UBS Commodity Index and J.P. Morgan U.S. 3 Month Cash Index each represent 50% of the composite benchmark. The Fund seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). The Fund's investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through the Fund's investments in a wholly owned subsidiary company (as discussed below), which, in turn, invests in various commodity-related derivatives. The Fund also may seek to add value by taking active positions in other exchange-traded and over-the-counter ("OTC") commodity-related derivatives, including options on commodity futures. The Fund also may use, directly or indirectly through its wholly owned subsidiary, a wide variety of other exchange-traded and OTC derivatives that are not linked to the value of a commodity or other commodity-related instrument (including financial futures, options, and swap contracts). The second component of the Fund's investment program consists of investments in U.S. and foreign fixed income securities, primarily asset-backed securities. The Fund has historically gained its investment exposure to fixed income securities through investment in GMO Short-Duration Collateral Fund ("SDCF"). A substantial portion of the Fund's investments (through SDCF) in fixed income securities may consist of asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest (including through SDCF) in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund may hold directly or indirectly (through SDCF) fixed income securities whose ratings, after the securities were acquired, were reduced below investment grade. In addition to its commodity-related investments, from time to time, the Fund may invest (through SDCF) a portion of its assets in a range of currency-related investments, including currency futures, forwards, and options. The Fund does not invest directly in commodities and commodity-related derivatives. Instead, to

9

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

gain exposure to commodities and certain other assets, the Fund invests in a wholly owned subsidiary company, as noted above. GMO serves as the investment manager to this company but does not receive any additional management or other fees for such services. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

As of February 28, 2010, shares of the Fund were not publicly offered and were principally available only to other series of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts (and the related notes when appropriate) of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd. All significant interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the

10

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.80% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 8.43% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

11

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations	$—	$8,224,487	$—	$8,224,487
Mutual Funds	14,931,010	—	—	14,931,010
Short-Term Investments	15,995	—	—	15,995
Total Investments	14,947,005	8,224,487	—	23,171,492
Derivatives
Futures Contracts	65,063	—	—	65,063
Total	$15,012,068	$8,224,487	$—	$23,236,555

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(40,069)	$—	$(40,069)
Futures Contracts	(71,441)	—	—	(71,441)
Total	$(71,441)	$(40,069)	$—	$(111,510)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in its financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 32.45% and (0.03%) of total net assets, respectively.

The Fund held no direct investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

12

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon

13

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for U.S. federal and state income taxes is reflected in the accompanying financial statements.

14

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$32,203,719	$0	$(9,032,227)	$(9,032,227)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Distributions

Because the Fund has elected to be treated as a partnership for tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates).

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

15

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

16

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Commodities Risk — Because of the Fund's indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. Credit risk is particularly pronounced for below investment grade securities. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Leveraging Risk — Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be economically leveraged in relation to its assets. Leverage increases the Fund's portfolio losses when the value of its investment positions decline.

• Derivatives Risk — The use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because a basic component of the Fund's principal investment strategies involves using derivatives, in particular commodity swap contracts, commodity futures, and other exchange-traded and OTC commodity-related derivatives, to gain indirect exposure to the investment returns of commodities that trade in the commodity markets.

17

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Management Risk — This is the risk that the Manager's strategies and techniques will fail to produce the desired results.

• Market Disruption and Geopolitical Risk — This is the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund's focus on investments in industries with high positive correlations to one another), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make

18

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by

19

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in

20

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to adjust exposure to certain markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains

21

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

22

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

23

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$—	$65,063	$65,063
Total	$—	$—	$—	$—	$65,063	$65,063
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$—	$(71,441)	$(71,441)
Unrealized depreciation on swap agreements	—	—	—	—	(40,069)	(40,069)
Total	$—	$—	$—	$—	$(111,510)	$(111,510)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$—	$(258,189)	$(258,189)
Swap contracts	—	—	—	—	2,140,319	2,140,319
Total	$—	$—	$—	$—	$1,882,130	$1,882,130
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(76,774)	$(76,774)
Swap contracts	—	—	—	—	(240,822)	(240,822)
Total	$—	$—	$—	$—	$(317,596)	$(317,596)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

24

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values (futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Futures Contracts	Swap Agreements
Average amount outstanding	$5,384,748	$9,284,673

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15%. On November 30, 2009, the shareholders of the Fund approved an amended and restated management contract for the Fund which, when implemented, will increase the Fund's management fee from 0.45% to 0.70%.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.45% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.45% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.45% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $481 and $246, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

25

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010 , these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.003%	0.000%	0.005%	0.008%

The Fund's investments in commodity-related derivatives are generally made through GMO Alternative Asset SPC Ltd., a wholly owned subsidiary organized as a Bermuda limited liability company, which GMO serves as investment manager but does not receive any additional management or other fees for such services.

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$12,628,608	$10,684,160
Investments (non-U.S. Government securities)	7,051,529	6,280,000

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 96.53% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

26

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount
Shares sold	—	$—	15	$388
Shares repurchased	(172,662)	(4,493,912)	(5,333)	(131,245)
Redemption fees	—	25,396	—	2,617
Net increase (decrease)	(172,662)	$(4,468,516)	(5,318)	$(128,240)

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$16,010,119	$—	$2,310,000	$263,281	$4,946,128	$—	$11,849,484
GMO U.S. Treasury Fund	—	7,051,529	3,970,000	1,523	—	6	3,081,526
Totals	$16,010,119	$7,051,529	$6,280,000	$264,804	$4,946,128	$6	$14,931,010

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alternative Asset Opportunity Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alternative Asset Opportunity Fund (the "Fund") (a series of GMO Trust) and subsidiary at February 28,2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

28

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.61%	$1,000.00	$1,061.20	$3.12
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*  Expenses are calculated using the Fund's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

30

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

31

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

32

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

33

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Benchmark-Free Allocation Fund returned +27.2% for the fiscal year ended February 28, 2010, as compared with +2.2% for the CPI Index. During the period, the Fund was exposed to a range of asset classes through its investment in underlying GMO Trust mutual funds as well as its direct fixed income investments.

Underlying fund implementation was negative, detracting approximately 2.4% from relative performance, as several of the underlying GMO Trust mutual funds underperformed their respective benchmarks. GMO Quality Fund and GMO Alpha Only Fund were the primary drivers of the underperformance during the period.

Asset allocation added 27.4% to relative performance. The Fund's weight in equities and exposure to fixed income drove most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index As of February 28, 2010

Average Annual Total Returns
1 Year
5 Year
Since Inception
Class III
26.95%
8.31%
7/23/03
12.60%
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2003
2004
2005
2006
2007
2008
2009
2010
7/23/03
$9,991,000
$21,908,200
$14,533,270
$11,843,780
GMO Benchmark-Free Allocation Fund
CPI Index
MSCI World Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	66.5%
Debt Obligations	24.4
Cash and Cash Equivalents	17.5
Short-Term Investments	6.8
Preferred Stocks	0.7
Options Purchased	0.3
Loan Participations	0.1
Loan Assignments	0.0
Investment Funds	0.0
Rights and Warrants	0.0
Convertible Securities	0.0
Promissory Notes	0.0
Private Equity Securities	0.0
Forward Currency Contracts	(0.1)
Written Options	(0.2)
Reverse Repurchase Agreements	(1.6)
Swaps	(5.5)
Futures	(11.9)
Other	3.0
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Country / Region Summary**	% of Investments
United States	71.1%
Japan	7.2
Euro Region***	4.9
United Kingdom	3.7
Switzerland	2.7
Brazil	1.5
South Korea	1.4
Russia	1.2
Taiwan	0.8
China	0.7
Emerging****	0.7
Sweden	0.7
Turkey	0.5
India	0.4
Singapore	0.4
Thailand	0.4
Australia	0.3
Canada	0.3
Hong Kong	0.3
Czech Republic	0.1
Egypt	0.1
Hungary	0.1
Indonesia	0.1
Mexico	0.1
Norway	0.1
Poland	0.1
South Africa	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****  The "Emerging" exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Uruguay, Turkey, and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

2

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 97.0%
	Affiliated Issuers — 97.0%
69,757,522	GMO Alpha Only Fund, Class IV	342,509,435
732,600	GMO Alternative Asset Opportunity Fund	19,956,023
2,151,566	GMO Asset Allocation Bond Fund, Class VI	56,220,417
3,936,941	GMO Emerging Country Debt Fund, Class IV	33,345,891
8,425,150	GMO Emerging Markets Fund, Class VI	97,647,483
2,732,824	GMO Flexible Equities Fund, Class VI	50,721,211
17,326,346	GMO International Small Companies Fund, Class III	114,873,673
34,832,933	GMO Quality Fund, Class VI	661,825,731
1,856,199	GMO Special Situations Fund, Class VI	51,138,284
15,095,576	GMO Strategic Fixed Income Fund, Class VI	233,830,471
929,854	GMO World Opportunity Overlay Fund	19,805,899
	TOTAL MUTUAL FUNDS (COST $1,710,340,179)	1,681,874,518
	DEBT OBLIGATIONS — 3.0%
	Asset-Backed Securities — 3.0%
	Auto Financing — 0.5%
32,329	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.33%, due 02/15/11	32,318
700,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.58%, due 07/15/14	708,750
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	320,220
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.08%, due 11/10/14	511,255
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.23%, due 03/15/13	1,438,486
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.48%, due 06/15/13	1,274,000
600,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.43%, due 07/15/11	604,380
497,780	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 06/17/13	496,685

See accompanying notes to the financial statements.

3

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Auto Financing — continued
600,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.23%, due 05/15/12	596,250
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.33%, due 06/15/12	1,091,750
1,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.50%, due 12/15/16	1,194,960
	Total Auto Financing	8,269,054
	Business Loans — 0.2%
495,080	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.60%, due 01/25/35	353,982
446,883	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.52%, due 05/15/32	368,679
1,600,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.24%, due 07/20/12	1,596,000
1,234,363	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 09/25/30	802,336
	Total Business Loans	3,120,997
	CMBS — 0.2%
700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.36%, due 12/15/20	449,554
800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	812,240
83,816	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 11/05/21	76,273
822,268	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 03/06/20	789,378
1,100,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	1,127,060
500,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	518,150
86,614	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	87,566
432,098	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 09/15/21	385,107
	Total CMBS	4,245,328

See accompanying notes to the financial statements.

4

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	CMBS Collateralized Debt Obligations — 0.1%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.05%, due 11/23/52	47,982
1,565,612	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.60%, due 06/28/19	1,283,801
	Total CMBS Collateralized Debt Obligations	1,331,783
	Credit Cards — 0.6%
1,400,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.27%, due 02/15/13	1,399,266
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.40%, due 06/16/14	1,891,621
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.48%, due 09/15/17	679,308
1,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	1,598,080
1,200,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.27%, due 03/15/13	1,198,320
1,100,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.28%, due 04/15/13	1,097,250
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.38%, due 01/15/14	198,830
800,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.03%, due 05/15/13	801,000
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.36%, due 02/15/17	1,216,215
	Total Credit Cards	10,079,890
	Equipment Leases — 0.1%
800,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.18%, due 08/15/14	814,880
315,062	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.48%, due 06/14/11	314,719
	Total Equipment Leases	1,129,599

See accompanying notes to the financial statements.

5

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insurance Premiums — 0.0%
800,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.28%, due 12/15/11	792,000
	Insured Auto Financing — 0.3%
1,202,465	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.27%, due 10/06/13	1,186,351
59,573	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.31%, due 05/06/12	59,348
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.73%, due 03/08/16	788,480
559,767	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	554,819
421,396	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.74%, due 04/16/12	421,417
1,097,850	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.88%, due 10/15/14	1,072,588
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.43%, due 07/14/14	1,104,268
	Total Insured Auto Financing	5,187,271
	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	888,200
761,125	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.43%, due 12/15/41	636,998
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	210,975
	Total Insured Other	1,736,173
	Insured Residential Asset-Backed Securities (United States) — 0.0%
355,083	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.45%, due 11/25/35	238,839

See accompanying notes to the financial statements.

6

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
208,324	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.56%, due 01/25/35	116,661
84,927	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.79%, due 08/15/30	41,024
313,057	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.45%, due 06/25/34	188,880
	Total Insured Residential Mortgage-Backed Securities (United States)	346,565
	Insured Time Share — 0.0%
133,465	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.41%, due 05/20/17	124,457
	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.77%, due 03/20/10	977,000
	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,400,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.67%, due 06/22/10	1,298,080
	Residential Asset-Backed Securities (United States) — 0.4%
785,425	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.30%, due 11/25/36	420,202
25,588	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.37%, due 02/25/36	3,582
578,643	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 07/25/36	173,955
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.38%, due 10/25/36	571,800
15,437	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.29%, due 11/25/36	15,252
879,586	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 05/28/39	413,406
559,737	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	207,103

See accompanying notes to the financial statements.

7

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
372,261	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.35%, due 02/25/37	330,530
1,151,756	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.39%, due 06/25/36	887,808
436,933	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.31%, due 03/25/37	419,892
117,726	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.53%, due 04/25/34	64,749
781,211	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 04/25/36	451,149
248,607	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.33%, due 08/25/36	170,063
793,863	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 01/20/35	671,806
600,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.38%, due 03/25/36	266,064
2,382,634	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 08/25/36	756,486
793,463	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.39%, due 03/25/36	78,354
239,986	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.35%, due 02/25/37	127,289
770,718	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 04/25/37	676,305
774,399	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.48%, due 01/25/36	726,596
	Total Residential Asset-Backed Securities (United States)	7,432,391
	Residential Mortgage-Backed Securities (Australian) — 0.1%
474,440	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.75%, due 09/27/35	456,648
242,449	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.38%, due 12/08/36	231,403
638,915	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.30%, due 06/14/37	608,871
281,016	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.32%, due 01/12/37	277,082
	Total Residential Mortgage-Backed Securities (Australian)	1,574,004

See accompanying notes to the financial statements.

8

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — 0.1%
602,778	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.36%, due 09/20/66	481,680
700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 01/13/39	621,789
221,608	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.27%, due 12/20/54	198,339
40,921	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.46%, due 05/15/34	35,990
533,778	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 09/15/39	454,779
	Total Residential Mortgage-Backed Securities (European)	1,792,577
	Residential Mortgage-Backed Securities (United States) — 0.0%
111,058	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.53%, due 08/25/35	62,192
	Student Loans — 0.1%
1,050,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.27%, due 04/25/22	1,049,055
	Time Share — 0.0%
186,533	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.23%, due 02/20/20	188,865
	Total Asset-Backed Securities	50,976,120
	U.S. Government Agency — 0.0%
50,200	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.59%, due 10/01/12 (a)	49,578
135,049	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.08%, due 10/01/11 (a)	133,460
133,334	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.08%, due 01/01/12 (a)	131,325
	Total U.S. Government Agency	314,363
	TOTAL DEBT OBLIGATIONS (COST $47,478,302)	51,290,483

See accompanying notes to the financial statements.

9

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
724,544	State Street Institutional U.S. Government Money Market Fund-Institutional Class	724,544
	TOTAL SHORT-TERM INVESTMENTS (COST $724,544)	724,544
	TOTAL INVESTMENTS — 100.0% (Cost $1,758,543,025)	1,733,889,545
	Other Assets and Liabilities (net) — (0.0%)	(716,938)
	TOTAL NET ASSETS — 100.0%	$1,733,172,607

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank for Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

10

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $48,202,846) (Note 2)	$52,015,027
Investments in affiliated issuers, at value (cost $1,710,340,179) (Notes 2 and 10)	1,681,874,518
Receivable for Fund shares sold	8,907,976
Interest receivable	37,371
Receivable for expenses reimbursed by Manager (Note 5)	49,388
Miscellaneous receivable	8,024
Total assets	1,742,892,304
Liabilities:
Payable for investments purchased	9,616,000
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	3,207
Accrued expenses	100,490
Total liabilities	9,719,697
Net assets	$1,733,172,607
Net assets consist of:
Paid-in capital	$1,921,220,962
Distributions in excess of net investment income	(24,062,608)
Accumulated net realized loss	(139,332,267)
Net unrealized depreciation	(24,653,480)
$1,733,172,607
Net assets attributable to:
Class III shares	$1,733,172,607
Shares outstanding:
Class III	80,662,872
Net asset value per share:
Class III	$21.49

See accompanying notes to the financial statements.

11

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$47,617,499
Interest	4,374,395
Total investment income	51,991,894
Expenses:
Legal fees	85,243
Audit and tax fees	59,927
Custodian, fund accounting agent and transfer agent fees	54,850
Trustees fees and related expenses (Note 5)	30,255
Chief Compliance Officer (Note 5)	13,699
Registration fees	7,693
Miscellaneous	6,019
Total expenses	257,686
Fees and expenses reimbursed by Manager (Note 5)	(213,704)
Expense reductions (Note 2)	(538)
Net expenses	43,444
Net investment income (loss)	51,948,450
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	754,103
Investments in affiliated issuers	(149,340,677)
Realized gains distributions from affiliated issuers (Note 10)	407,254
Net realized gain (loss)	(148,179,320)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,384,642
Investments in affiliated issuers	470,856,282
Net unrealized gain (loss)	479,240,924
Net realized and unrealized gain (loss)	331,061,604
Net increase (decrease) in net assets resulting from operations	$383,010,054

See accompanying notes to the financial statements.

12

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$51,948,450	$217,782,345
Net realized gain (loss)	(148,179,320)	33,168,350
Change in net unrealized appreciation (depreciation)	479,240,924	(499,180,237)
Net increase (decrease) in net assets from operations	383,010,054	(248,229,542)
Distributions to shareholders from:
Net investment income
Class III	(61,240,647)	(249,189,711)
Net realized gains
Class III	(1,384,125)	(37,083,602)
	(62,624,772)	(286,273,313)
Net share transactions (Note 9):
Class III	(24,919,659)	361,232,562
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	756,234	154,811
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(24,163,425)	361,387,373
Total increase (decrease) in net assets	296,221,857	(173,115,482)
Net assets:
Beginning of period	1,436,950,750	1,610,066,232
End of period (including distributions in excess of net investment income of $24,062,608 and $13,947,767, respectively)	$1,733,172,607	$1,436,950,750

See accompanying notes to the financial statements.

13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$17.51		$25.30		$26.92		$27.76	$26.50
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.64		3.21		1.19		0.80	1.26
Net realized and unrealized gain (loss)	4.11		(6.72)		1.18		1.63	2.93
Total from investment operations	4.75		(3.51)		2.37		2.43	4.19
Less distributions to shareholders:
From net investment income	(0.75)		(3.71)		(1.12)		(1.16)	(1.51)
From net realized gains	(0.02)		(0.57)		(2.87)		(2.11)	(1.42)
Total distributions	(0.77)		(4.28)		(3.99)		(3.27)	(2.93)
Net asset value, end of period	$21.49		$17.51		$25.30		$26.92	$27.76
Total Return(b)	27.18%		(15.11)%		8.60%		9.31%	16.50%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,733,173		$1,436,951		$1,610,066		$1,296,396	$1,207,625
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.14%		14.05%		4.30%		2.94%	4.64%
Portfolio turnover rate	24%		40%		57%		45%	47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.00	(f)	$0.00	(f)	$0.00 (f)	$0.00 (f)

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

14

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Benchmark-Free Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks a positive total return. The Fund is a fund of funds and invests primarily in shares or holds assets of other series of the Trust, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund and GMO World Opportunity Overlay Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund implements its strategy by allocating its assets among asset classes represented by the underlying funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries). The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 28, 2010, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

15

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicater of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short term debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.50% of net assets. The Fund and those underlying funds classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 25.97% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28,

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 3.08% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$16,789,223	$34,186,897	$50,976,120
U.S. Government Agency	—	—	314,363	314,363
TOTAL DEBT OBLIGATIONS	—	16,789,223	34,501,260	51,290,483
Mutual Funds	1,681,874,518	—	—	1,681,874,518
Short-Term Investments	724,544	—	—	724,544
Total	$1,682,599,062	$16,789,223	$34,501,260	$1,733,889,545

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in

17

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

their financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 11.86% and (0.04)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
Asset-Backed Securities	$55,256,761	$(17,013,142)	$2,244,014	$2,103,934	$8,384,553	$(16,789,223)	$34,186,897
U.S. Government Agency	451,344	(149,851)	4,992	4,720	3,158	—	314,363
Total Debt Obligations	55,708,105	(17,162,993)	2,249,006	2,108,654	8,387,711	(16,789,223)	34,501,260
Total	$55,708,105	$(17,162,993)	$2,249,006	$2,108,654	$8,387,711	$(16,789,223)	$34,501,260

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatments of accretion and amortization, post-October capital losses, partnership interest tax allocations, losses on wash sale transactions and redemption-in-kind transactions.

18

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$61,240,647	$249,189,711
Net long-term capital gain	1,384,125	37,083,602
Total distributions	$62,624,772	$286,273,313

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,629,332
Other Tax Attributes:
Capital loss carryforwards	$(111,308,319)
Post-October capital loss deferral	$(2,221,679)

As of February 28, 2010, The Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(111,308,319)
Total	$(111,308,319)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,812,037,234	$102,589,693	$(180,737,382)	$(78,147,689)

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $489,814.

19

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to June 30, 2009, the premium on cash purchases was 0.10% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. Effective June 30, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the premium on cash purchases was 0.09% of the amount invested and the fee on cash redemptions was 0.12% of the amount redeemed. Effective December 14, 2009, the fee on cash redemptions was 0.09% of the amount redeemed.

20

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and/or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premium and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premium and/or redemption fee imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of

21

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. In addition, while each GMO Fund is exposed to some level of management risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark.

• Market Risk — Equity Securities — The Fund may allocate part or all of its assets to equity investments (including investments in emerging country equities). Equity securities may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund's equity investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. A license may need to be maintained to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — The Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt and other below investment grade securities (also known as "junk bonds"). Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Smaller Company Risk — The Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

22

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or a borrower of securities or a counterparty repurchase agreement), Commodities Risk (value of an underlying fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risk from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Short Sales Risk (risk that an underlying fund's loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in

23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $30,255 and $13,699, respectively. The

24

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

compensation and expenses of the CCO are in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.401%	0.069%	0.007%	0.477%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $466,850,886 and $400,595,133, respectively.

Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $1,250,655.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 22.16% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

25

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, 1.41% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 96.90% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,076,509	$171,733,021	5,802,830	$125,161,583
Shares issued to shareholders in reinvestment of distributions	2,477,429	52,843,672	14,154,108	273,113,176
Shares repurchased	(11,939,115)	(249,496,352)	(1,546,197)	(37,042,197)
Purchase premiums	—	107,754	—	97,972
Redemption fees	—	648,480	—	56,839
Net increase (decrease)	(1,385,177)	$(24,163,425)	18,410,741	$361,387,373

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$434,803,314	$131,308,966	$170,666,236	$21,277,264	$—	$—	$342,509,435
GMO Alternative Asset Opportunity Fund	16,373,298	—	360,810	—	—	—	19,956,023
GMO Asset Allocation Bond Fund, Class VI	—	91,458,054	37,567,047	1,317,129	—	407,254	56,220,417
GMO Emerging Country Debt Fund, Class IV	21,081,143	3,785,724	1,076,710	2,285,724	—	—	33,345,891
GMO Emerging Markets Fund, Class VI	64,789,027	32,618,350	68,229,846	1,999,135	—	—	97,647,483

26

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$46,651,926	$1,689,787	$7,579,018	$1,325,943	$—	$—	$50,721,211
GMO International Small Companies Fund, Class III	42,720,670	46,047,417	14,350,768	2,599,110	—	—	114,873,673
GMO Quality Fund, Class VI	401,725,164	144,404,563	58,398,329	12,345,196	—	—	661,825,731
GMO Special Situations Fund, Class VI	45,145,613	14,038,025	11,719,498	—	—	—	51,138,284
GMO Strategic Fixed Income Fund, Class VI	275,849,692	1,500,000	14,587,997	4,467,998	86,589,179	—	233,830,471
GMO World Opportunity Overlay Fund	17,169,667	—	113,201	—	1,562,842	—	19,805,899
Totals	$1,366,309,514	$466,850,886	$384,649,460	$47,617,499	$88,152,021	$407,254	$1,681,874,518

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Benchmark-Free Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

28

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,054.20	$2.44
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund's distributions to shareholders include $1,384,125 from long-term capital gains.

For taxable, non-corporate shareholders, 26.49% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 20.04% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $2,838,355, or if determined to be different, the qualified interest income of such year.

30

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

31

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

32

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

33

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

34

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Core Plus Bond Fund returned +26.8% for the fiscal year ended February 28, 2010, as compared with +9.3% for the Barclays Capital U.S. Aggregate Index. The Fund's exposure to various investments is achieved directly and indirectly through its investment in certain underlying GMO Trust mutual funds, including GMO Emerging Country Debt Fund (ECDF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Short-Duration Collateral Fund (SDCF).

The Fund outperformed the benchmark during the fiscal year by 17.5%. Exposures to asset-backed securities in SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets interest-rate positioning, and developed markets currency selection.

Spread tightening in the asset-backed securities held in SDCF and Overlay Fund contributed about 12.3% to the Fund's performance. Despite improved spreads, both SDCF and Overlay Fund holdings experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, and Overlay Fund had 48, representing 16% and 15% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 70% of Overlay Fund's was rated AAA. More than 76% of each portfolio was rated single-A or better.

A small exposure to emerging country debt through investment in ECDF added value as spread tightening on the asset class contributed positively, as did positive contributions from both security and country selection within ECDF. Developed markets interest-rate positioning also contributed positively to performance as U.S. Treasury principal STRIPS outperformed zero-coupon LIBOR swaps during the year. In developed markets currency selection, positions in Norwegian krone, sterling, and euros contributed positively during the year, as did an overweight position in low-delta, long-dated USD/JPY call options.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited. Performance for classes may vary due to different fees.

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	74.5%
Short-Term Investments	25.3
Options Purchased	1.4
Preferred Stocks	0.3
Loan Participations	0.3
Common Stocks	0.1
Swaps	0.1
Futures	0.1
Loan Assignments	0.1
Rights and Warrants	0.0
Forward Currency Contracts	0.0
Promissory Notes	0.0
Written Options	(0.7)
Reverse Repurchase Agreements	(1.6)
Other	0.1
100.0%
Country / Region Summary**	% of Investments
United States	103.5%
Canada	6.1
Emerging***	5.4
Sweden	5.1
Euro Region****	2.9
Australia	0.5
United Kingdom	(1.1)
Switzerland	(7.3)
Japan	(15.1)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table is based on duration-adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

1

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

***  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

****  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

2

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		COMMON STOCKS — 0.1%
		United States — 0.1%
		Diversified Financials
USD	12,074	CIT Group, Inc. *	439,856
		TOTAL COMMON STOCKS (COST $290,064)	439,856
		DEBT OBLIGATIONS — 19.3%
		Albania — 1.6%
		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	5,284,054
		Australia — 0.2%
		Asset-Backed Securities
USD	255,683	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.31%, due 04/19/38	240,789
USD	348,042	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.33%, due 05/10/36	337,249
		Total Australia	578,038
		United Kingdom — 0.3%
		Asset-Backed Securities
USD	257,591	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.34%, due 03/20/30	253,836
USD	700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 01/13/39	621,789
USD	44,322	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.27%, due 12/20/54	39,668
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.33%, due 10/15/33	292,559
		Total United Kingdom	1,207,852

See accompanying notes to the financial statements.

3

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		United States — 17.2%
		Asset-Backed Securities — 4.2%
USD	302,469	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.43%, due 05/25/37	30,247
USD	343,561	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.27%, due 10/06/13	338,958
USD	1,157,286	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 07/25/36	347,909
USD	959,819	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	355,133
USD	117,806	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.34%, due 09/25/36	53,013
USD	167,174	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.62%, due 01/25/36	104,484
USD	300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.63%, due 02/18/14	300,321
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.48%, due 09/15/17	485,220
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.50%, due 01/25/24	299,910
USD	820,082	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.60%, due 06/28/19	672,467
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.08%, due 11/10/14	306,753
USD	781,211	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 04/25/36	451,149
USD	389,181	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.27%, due 02/15/12	388,831
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.48%, due 06/15/13	490,000
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 08/25/36	34,500
USD	448,781	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.42%, due 05/25/36	284,064
USD	895,013	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.47%, due 11/15/33	698,110
USD	400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.24%, due 06/15/13	399,680

See accompanying notes to the financial statements.

4

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	10,589	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.48%, due 07/25/30	10,001
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.36%, due 03/06/20	748,000
USD	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.78%, due 07/15/13	598,875
USD	27,503	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.88%, due 10/25/37	26,953
USD	200,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.38%, due 03/25/36	88,688
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	211,967
USD	1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.70%, due 03/20/10	974,000
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.46%, due 02/25/37	163,750
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.03%, due 05/15/13	300,375
USD	267,102	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.37%, due 08/25/23	259,757
USD	300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.43%, due 07/15/11	302,190
USD	200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.23%, due 05/15/12	198,750
USD	173,179	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.34%, due 04/25/37	165,681
USD	89,940	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.52%, due 12/25/32	38,674
USD	293,376	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.28%, due 09/15/14	286,981
USD	149,734	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.42%, due 11/25/35	86,067
USD	475,535	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.38%, due 05/20/18	420,897
USD	471,529	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.28%, due 09/15/22	443,237

See accompanying notes to the financial statements.

5

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	75,383	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 11/25/35	30,530
USD	400,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.33%, due 06/15/12	397,000
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.43%, due 07/14/14	401,552
USD	500,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.50%, due 12/15/16	497,900
USD	800,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.38%, due 03/20/14	800,000
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.36%, due 02/15/17	374,220
			13,866,794
		Corporate Debt — 0.4%
USD	140,270	CIT Group, Inc., 7.00%, due 05/01/13	132,555
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/14	195,151
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/15	189,890
USD	350,676	CIT Group, Inc., 7.00%, due 05/01/16	311,646
USD	490,947	CIT Group, Inc., 7.00%, due 05/01/17	434,488
			1,263,730
		U.S. Government — 12.6%
USD	21,978,610	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (b) (c)	22,758,169
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12 * (d)	9,749,363
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 * (d)	9,598,237
			42,105,769
		Total United States	57,236,293
		TOTAL DEBT OBLIGATIONS (COST $62,478,641)	64,306,237

See accompanying notes to the financial statements.

6

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 79.7%
	United States — 79.7%
	Affiliated Issuers
1,646,099	GMO Emerging Country Debt Fund, Class IV	13,942,458
7,417,054	GMO Short-Duration Collateral Fund	111,107,471
93,858	GMO Special Purpose Holding Fund (e)	51,622
2,906,518	GMO U.S. Treasury Fund	72,662,938
3,160,555	GMO World Opportunity Overlay Fund	67,319,816
	Total United States	265,084,305
	TOTAL MUTUAL FUNDS (COST $285,867,067)	265,084,305
	PREFERRED STOCKS — 0.3%
	United States — 0.3%
10,000	Home Ownership Funding 2 Preferred 144A, 1.00% (d)	900,000
	TOTAL PREFERRED STOCKS (COST $2,138,851)	900,000
	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.1%
557,980	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	557,980
	Other Short-Term Investments — 0.1%
200,000	U.S. Treasury Bill, 0.25%, due 12/16/10 (b) (f)	199,597
	TOTAL SHORT-TERM INVESTMENTS (COST $757,414)	757,577
	TOTAL INVESTMENTS — 99.6% (Cost $351,532,037)	331,487,975
	Other Assets and Liabilities (net) — 0.4%	1,201,268
	TOTAL NET ASSETS — 100.0%	$332,689,243

See accompanying notes to the financial statements.

7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/16/10	AUD	9,000,000	$8,054,149	$(148,728)
3/23/10	CAD	1,300,000	1,235,465	6,569
4/20/10	CHF	2,200,000	2,048,577	(13,279)
4/27/10	EUR	1,400,000	1,906,169	(449)
3/30/10	GBP	400,000	609,801	(39,023)
3/09/10	JPY	480,000,000	5,402,823	78,056
3/02/10	NZD	5,300,000	3,700,725	(115,399)
			$22,957,709	$(232,253)
Sales #
3/16/10	AUD	4,100,000	$3,669,113	$(50,023)
3/23/10	CAD	5,300,000	5,036,895	103,745
4/27/10	EUR	600,000	816,929	176
3/30/10	GBP	4,700,000	7,165,166	274,806
3/09/10	JPY	60,000,000	675,353	(29,803)
3/02/10	NZD	5,300,000	3,700,724	45,156
			$21,064,180	$344,057

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/06/10	EUR	57,505,870	NOK	7,000,000	$184,786
4/13/10	SEK	44,173,292	EUR	4,400,000	15,445
					$200,231

See accompanying notes to the financial statements.

8

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 3 Yr.	March 2010	$369,876	$3,548
2	Australian Government Bond 10 Yr.	March 2010	186,127	1,246
126	Canadian Government Bond 10 Yr.	June 2010	14,207,559	136,646
14	Euro Bund	March 2010	2,377,717	42,952
7	Euro BOBL	March 2010	1,130,204	19,770
111	U.S. Treasury Note 5 Yr. (CBT)	June 2010	12,869,062	125,409
			$31,140,545	$329,571
Sales
29	Japanese Government Bond 10 Yr. (TSE)	March 2010	$45,644,842	$(46,335)
14	U.S. Treasury Bond (CBT)	June 2010	1,647,625	(33,510)
23	U.S. Treasury Note 2 Yr. (CBT)	June 2010	5,001,062	(10,427)
2	U.S. Treasury Note 10 Yr. (CBT)	June 2010	234,969	(1,662)
29	UK Gilt Long Bond	June 2010	5,050,714	(18,611)
			$57,579,212	$(110,545)

See accompanying notes to the financial statements.

9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	0.75%	ERP	2,000,000	USD	$(12,060)
							Operating
							LP
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	1.43%	Prologis	2,000,000	USD	(28,416)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	4.82%	SLM Corp.	2,000,000	USD	(300,551)
										$(341,027)
								Premiums to (Pay) Receive		$—

^  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.

10

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
11,200,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	$(63,600)
76,800,000	SEK	9/15/2015	JP Morgan Bank	Receive	3.25%	3 Month SEK STIBOR	89,448
5,600,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(31,800)
38,400,000	SEK	9/15/2015	Barclays Bank PLC	Receive	3.25%	3 Month SEK STIBOR	44,723
11,200,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	(63,600)
							$(24,829)
						Premiums to (Pay) Receive	$65,352

#  Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
15,000,000	USD	4/30/2010	Barclays	3 Month	Barclays MBS
				LIBOR - 0.08%	Fixed Rate Index	$(20,348)
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Barclays Capital Aggregate Total Return Index	2,118,971
						$2,098,623
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

STIBOR - Stockholm Interbank Offered Rate

TSE - Tokyo Stock Exchange

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

*  Non-income producing security.

(a)  Security is backed by the U.S. Government.

(b)  All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 4).

(c)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(e)  Underlying investment represents interests in defaulted claims.

(f)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.

12

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $65,664,970) (Note 2)	$66,403,670
Investments in affiliated issuers, at value (cost $285,867,067) (Notes 2 and 10)	265,084,305
Dividends and interest receivable	216,458
Unrealized appreciation on open forward currency contracts (Note 4)	708,739
Receivable for variation margin on open futures contracts (Note 4)	65,337
Receivable for open swap contracts (Note 4)	2,253,142
Receivable for expenses reimbursed by Manager (Note 5)	28,096
Total assets	334,759,747
Liabilities:
Payable to affiliate for (Note 5):
Management fee	63,352
Shareholder service fee	27,468
Trustees and Chief Compliance Officer of GMO Trust fees	596
Payable to broker for closed futures contracts	6,433
Unrealized depreciation on open forward currency contracts (Note 4)	396,704
Payable for open swap contracts (Note 4)	520,375
Miscellaneous payable	913,157
Accrued expenses	142,419
Total liabilities	2,070,504
Net assets	$332,689,243
Net assets consist of:
Paid-in capital	$531,337,009
Distributions in excess of net investment income	(5,812,484)
Accumulated net realized loss	(175,120,540)
Net unrealized depreciation	(17,714,742)
$332,689,243
Net assets attributable to:
Class III shares	$55,839,194
Class IV shares	$276,850,049
Shares outstanding:
Class III	7,957,066
Class IV	39,388,813
Net asset value per share:
Class III	$7.02
Class IV	$7.03

See accompanying notes to the financial statements.

13

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Interest	$3,186,396
Dividends from affiliated issuers (Note 10)	2,871,985
Dividends	32,449
Total investment income	6,090,830
Expenses:
Management fee (Note 5)	776,919
Shareholder service fee – Class III (Note 5)	84,443
Shareholder service fee – Class IV (Note 5)	254,472
Audit and tax fees	124,705
Custodian, fund accounting agent and transfer agent fees	61,528
Interest expense	58,844
Legal fees	25,928
Trustees fees and related expenses (Note 5)	6,462
Registration fees	1,380
Miscellaneous	3,385
Total expenses	1,398,066
Fees and expenses reimbursed by Manager (Note 5)	(203,692)
Indirectly incurred fees waived or borne by Manager (Note 5)	(48,920)
Shareholder service fee waived (Note 5)	(17,516)
Net expenses	1,127,938
Net investment income (loss)	4,962,892
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,582,659
Investments in affiliated issuers	(5,519,012)
Realized gains distributions from affiliated issuers (Note 10)	19,735
Closed futures contracts	(2,045,256)
Closed swap contracts	13,905,384
Foreign currency, forward contracts and foreign currency related transactions	974,269
Net realized gain (loss)	8,917,779
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,216,387
Investments in affiliated issuers	47,793,580
Open futures contracts	510,524
Open swap contracts	9,139,498
Foreign currency, forward contracts and foreign currency related transactions	312,175
Net unrealized gain (loss)	58,972,164
Net realized and unrealized gain (loss)	67,889,943
Net increase (decrease) in net assets resulting from operations	$72,852,835

See accompanying notes to the financial statements.

14

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,962,892	$14,734,532
Net realized gain (loss)	8,917,779	(109,276,285)
Change in net unrealized appreciation (depreciation)	58,972,164	(22,269,265)
Net increase (decrease) in net assets from operations	72,852,835	(116,811,018)
Distributions to shareholders from:
Net investment income
Class III	(5,147,569)	(16,448,556)
Class IV	(23,853,558)	(65,811,675)
Total distributions from net investment income	(29,001,127)	(82,260,231)
Net share transactions (Note 9):
Class III	(25,871,935)	(14,545,995)
Class IV	7,038,788	(622,725,935)
Increase (decrease) in net assets resulting from net share transactions	(18,833,147)	(637,271,930)
Redemption fees (Notes 2 and 5):
Class III	16,973	109,302
Class IV	75,321	514,084
Increase in net assets resulting from redemption fees	92,294	623,386
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(18,740,853)	(636,648,544)
Total increase (decrease) in net assets	25,110,855	(835,719,793)
Net assets:
Beginning of period	307,578,388	1,143,298,181
End of period (including distributions in excess of net investment income of $5,812,484 and accumulated undistributed net investment income of $639,071, respectively)	$332,689,243	$307,578,388

See accompanying notes to the financial statements.

15

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.08		$9.42		$10.49		$10.32	$10.35
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.05		0.27		0.37		0.43	0.15
Net realized and unrealized gain (loss)	1.51		(2.08)		(0.63)		0.27	0.17
Total from investment operations	1.56		(1.81)		(0.26)		0.70	0.32
Less distributions to shareholders:
From net investment income	(0.62)		(1.53)		(0.81)		(0.53)	(0.35)
Total distributions	(0.62)		(1.53)		(0.81)		(0.53)	(0.35)
Net asset value, end of period	$7.02		$6.08		$9.42		$10.49	$10.32
Total Return(b)	26.84%		(20.12)%		(2.56)%		6.85%	3.10%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$55,839		$73,730		$125,506		$187,045	$148,476
Net operating expenses to average daily net assets(c)	0.38	%(d)	0.39	%(d)	0.39	%(d)	0.39%	0.39%
Interest expense to average daily net assets	0.02%		—		—		—	—
Total net expenses to average daily net assets(c)	0.40	%(d)	0.39	%(d)	0.39	%(d)	0.39%	0.39%
Net investment income (loss) to average daily net assets(a)	0.77%		3.20%		3.70%		4.11%	1.40%
Portfolio turnover rate	58%		22%		44%		72%	62%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%		0.08%		0.06%		0.06%	0.06%
Redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.01		—		—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

16

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006(a)
Net asset value, beginning of period	$6.09		$9.44		$10.50		$10.33	$10.46
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.12		0.17		0.36		0.45	0.23
Net realized and unrealized gain (loss)	1.45		(1.99)		(0.61)		0.26	(0.01	)(c)
Total from investment operations	1.57		(1.82)		(0.25)		0.71	0.22
Less distributions to shareholders:
From net investment income	(0.63)		(1.53)		(0.81)		(0.54)	(0.35)
Total distributions	(0.63)		(1.53)		(0.81)		(0.54)	(0.35)
Net asset value, end of period	$7.03		$6.09		$9.44		$10.50	$10.33
Total Return(d)	26.87%		(20.23)%		(2.42)%		6.90%	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$276,850		$233,848		$1,017,792		$2,182,618	$2,618,011
Net operating expenses to average daily net assets(e)	0.33	%(f)	0.34	%(f)	0.34	%(f)	0.34%	0.34	%*
Interest expense to average daily net assets	0.02%		—		—		—	—
Total net expenses to average daily net assets(e)	0.35	%(f)	0.34	%(f)	0.34	%(f)	0.34%	0.34	%*
Net investment income (loss) to average daily net assets(b)	1.78%		1.89%		3.60%		4.33%	2.16	%(g)
Portfolio turnover rate	58%		22%		44%		72%	62	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%		0.08%		0.06%		0.06%	0.07	%*
Redemption fees consisted of the following per share amounts:†	$0.00	(h)	$0.01		—		—	—

(a)  Period from July 26, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(d)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(f)  The net expense ratio does not include the effect of expense reductions (Note 2).

(g)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

(h)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

17

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Core Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the Barclays Capital U.S. Aggregate Index. The Fund typically seeks to have investment exposure similar to that of its benchmark, the Barclays Capital U.S. Aggregate Index and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other series of the Trust and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other series of the Trust. The Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests (directly and indirectly through other series of the Trust) at least 80% of its assets in bonds. For these purposes, the term "bonds" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. To implement its investment strategies, the Fund may invest in or hold: investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); shares of SDCF (to gain exposure to asset-backed securities); shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund's emerging country debt investments. The Fund also may invest in unaffiliated money market funds.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

18

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 28, 2010, shares of SDCF, Overlay Fund and GMO Special Purpose Holding Fund ("SPHF") were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 6.85% of net assets. The Fund and those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including

19

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 11.67% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps. The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate or U.S. Treasury yield.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$439,856	$—	$—	$439,856
Debt Obligations
U.S. Government	—	22,758,169	19,347,600	42,105,769
Foreign Government Obligations	—	5,284,054	—	5,284,054

20

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$—	$2,921,453	$12,731,231	$15,652,684
Corporate Debt	—	1,263,730	—	1,263,730
TOTAL DEBT OBLIGATIONS	—	32,227,406	32,078,831	64,306,237
Mutual Funds	265,032,683	51,622	—	265,084,305
Preferred Stocks	—	—	900,000	900,000
Short-Term Investments	757,577	—	—	757,577
Total Investments	266,230,116	32,279,028	32,978,831	331,487,975
Derivatives
Swap Agreements	—	2,253,142	—	2,253,142
Futures Contracts	329,571	—	—	329,571
Forward Currency Contracts	—	708,739	—	708,739
Total	$266,559,687	$35,240,909	$32,978,831	$334,779,427

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(179,348)	$(341,027)	$(520,375)
Futures Contracts	(110,545)	—	—	(110,545)
Forward Currency Contracts	—	(396,704)	—	(396,704)
Total	$(110,545)	$(576,052)	$(341,027)	$(1,027,624)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 42.36% and 0% of total net assets, respectively.

21

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
Asset-Backed Securities	$18,048,446	$(6,281,372)	$606,785	$416,519	$2,862,306	$(2,921,453)	$12,731,231
Foreign Government Obligations	7,114,707	(593,320)	331,562	94,910	(1,663,805)	(5,284,054)	—
U.S. Government	28,721,524	(10,294,112)	864,448	877,909	(822,169)	—	19,347,600
Total Debt Obligations	53,884,677	(17,168,804)	1,802,795	1,389,338	376,332	(8,205,507)	32,078,831
Prefered Stocks	900,000	—	—	—	—	—	900,000
Swap Agreements	(2,225,744)	585,215	—	(585,215)	1,884,717	—	(341,027)
Mutual Funds	68,517	—	—	—	(16,895)	(51,622)	—
Total	$52,627,450	$(16,583,589)	$1,802,795	$804,123	$2,244,154	$(8,257,129)	$32,637,804

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

23

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate capital loss carryforwards, losses on wash sale transactions, foreign currency transactions, derivative contract transactions, partnership interest tax allocations differing treatment of accretion and amortization, redemption in kind transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2010	February 28, 2009
Ordinary income (including any net short-term capital gain)	$29,001,127	$82,260,231
Total distributions	$29,001,127	$82,260,231

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,801,715
Other Tax Attributes:
Capital loss carryforwards	$(161,695,813)
Post-October capital loss deferral	$(904,238)

24

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2014	$(34,693,380)
2/28/2015	(2,795,728)
2/29/2016	(33,008,915)
2/28/2017	(74,050,257)
2/28/2018	(17,147,333)
Total	$(161,695,613)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$373,015,804	$2,618,193	$(44,146,022)	$(41,527,829)

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $5,598,626.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the

25

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the

26

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

27

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund's focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund's investments in many countries and credit default swaps it has written expose the Fund to a significant risk of loss. The Fund's financial position could be adversely affected (depending on whether the Fund sold or bought the credit protection) in the event of a default by any of these countries on obligations held by the Fund, obligations referenced in those credit default swaps or obligations issued by them generally.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund's operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates,

29

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

30

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

At February 28, 2010, amounts reported as a miscellaneous payable include amounts that were calculated by the Fund as being owed to Lehman Brothers upon the termination of the contracts pursuant to the terms of those contracts. The amounts reported as payable are subject to settlement discussions with Lehman Brothers' bankruptcy estate and may vary significantly upon final settlement with the estate.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

31

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to adjust exposure to currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to adjust exposure to certain markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

32

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an

33

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

34

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$329,571	$—	$—	$—	$—	$329,571
Unrealized appreciation on forward currency contracts	—	708,739	—	—	—	708,739
Unrealized appreciation on swap agreements	2,253,142	—	—	—	—	2,253,142
Total	$2,582,713	$708,739	$—	$—	$—	$3,291,452

35

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Liabilities:
Unrealized depreciation on futures contracts*	$(110,545)	$—	$—	$—	$—	$(110,545)
Unrealized depreciation on forward currency contracts	—	(396,704)	—	—	—	(396,704)
Unrealized depreciation on swap agreements	(179,348)	—	(341,027)	—	—	(520,375)
Total	$(289,893)	$(396,704)	$(341,027)	$—	$—	$(1,027,624)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$(2,045,256)	$—	$—	$—	$—	$(2,045,256)
Forward currency contracts	—	976,335	—	—	—	976,335
Swap contracts	14,490,599	—	(585,215)	—	—	13,905,384
Total	$12,445,343	$976,335	$(585,215)	$—	$—	$12,836,463
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$510,524	$—	$—	$—	$—	$510,524
Forward currency contracts	—	312,035	—	—	—	312,035
Swap contracts	7,254,781	—	1,884,717	—	—	9,139,498
Total	$7,765,305	$312,035	$1,884,717	$—	$—	$9,962,057

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

36

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$27,103,884	$79,566,072	$288,630,941

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.

37

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $6,462 and $2,655, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.025%	0.006%	0.016%	0.047%

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$128,089,636	$139,151,069
Investments (non-U.S. Government securities)	127,618,667	47,876,983

Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $18,536,561.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

38

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, 92.74% of the outstanding shares of the Fund were held by five shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.03% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 47.67% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,422	$55,888	4,083	$29,086
Shares issued to shareholders in reinvestment of distributions	143,966	944,061	2,426,853	16,389,522
Shares repurchased	(4,319,478)	(26,871,884)	(3,624,307)	(30,964,603)
Redemption fees	—	16,973	—	109,302
Net increase (decrease)	(4,167,090)	$(25,854,962)	(1,193,371)	$(14,436,693)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	735,754	$4,833,902	564,334	$5,000,000
Shares issued to shareholders in reinvestment of distributions	1,212,971	8,296,723	9,197,631	65,811,675
Shares repurchased	(938,917)	(6,091,837)	(79,246,156)	(693,537,610)
Redemption fees	—	75,321	—	514,084
Net increase (decrease)	1,009,808	$7,114,109	(69,484,191)	$(622,211,851)

39

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$9,619,580	$—	$16,774,202	$927,143	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV	—	16,056,845	—	—	—	—	13,942,458
GMO Short-Duration Collateral Fund	136,464,740	—	9,109,208	1,842,398	41,610,383	—	111,107,471
GMO Special Purpose Holding Fund	68,517	—	—	—	—	—	51,622
GMO U.S. Treasury Fund	—	99,272,179	26,600,000	102,444	—	19,735	72,662,938
GMO World Opportunity Overlay Fund	52,729,622	10,000,000	3,756,694	—	4,478,401	—	67,319,816
Totals	$198,882,459	$125,329,024	$56,240,104	$2,871,985	$46,088,784	$19,735	$265,084,305

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

40

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

41

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.45%	$1,000.00	$1,097.40	$2.34
2) Hypothetical	0.45%	$1,000.00	$1,022.56	$2.26
Class IV
1) Actual	0.40%	$1,000.00	$1,095.90	$2.08
2) Hypothetical	0.40%	$1,000.00	$1,022.81	$2.01

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year.

42

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $3,074,619 or if determined to be different, the qualified interest income of such year.

43

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes for	Votes withheld	Total votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

44

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

45

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

46

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

47

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Bond Fund returned +22.2% for the fiscal year ended February 28, 2010, as compared with +5.4% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund's investment exposures are achieved directly and indirectly through investment in underlying GMO Trust mutual funds, including GMO Emerging Country Debt Fund (ECDF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Short-Duration Collateral Fund (SDCF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 16.7%. Exposures to asset-backed securities in SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets interest-rate positioning, and developed markets currency selection.

Spread tightening in the asset-backed securities held indirectly in SDCF and Overlay Fund contributed more than 15.5% to the Fund's performance. Despite improved spreads, both SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, and Overlay Fund had 48, representing 16% and 15% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 70% of Overlay Fund's was rated AAA. More than 76% of each portfolio was rated single-A or better.

A small exposure to emerging country debt through investment in ECDF added value as spread tightening on the asset class contributed positively, as did positive contributions from both security and country selection within ECDF. Developed markets interest-rate positioning also contributed positively to performance as U.S. Treasury principal STRIPS outperformed zero-coupon LIBOR swaps during the year.

In developed markets currency selection, positions in Norwegian krone, sterling, and euros contributed positively during the year, as did an overweight position in low-delta, long-dated USD/JPY call options.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	22.19%	2.28%	4.97%

$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2/29/00
$10,000,000
$17,433,470
$17,196,490
$16,242,900
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Currency Hedged International Bond Fund
J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)
J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) +*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

*  J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) + represents the J.P. Morgan Non-U.S. Government Bond Index (Hedged) prior to December 31,   2003 and the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	88.6%
Short-Term Investments	10.6
Options Purchased	1.8
Futures	0.5
Forward Currency Contracts	0.3
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Swaps	(0.3)
Written Options	(0.7)
Reverse Repurchase Agreements	(1.5)
Other	0.4
100.0%
Country / Region Summary**	% of Investments
Euro Region***	91.0%
United Kingdom	14.3
Canada	11.3
Sweden	6.3
Emerging****	4.6
Australia	2.0
United States	(7.0)
Switzerland	(7.3)
Japan	(15.2)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table is based on duration-adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

1

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 20.9%
		Canada — 2.1%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	2,841,532
		France — 4.9%
		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,769,444
		Germany — 5.6%
		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34 (a)	7,707,621
		United Kingdom — 5.4%
		Foreign Government Obligations
GBP	5,000,000	United Kingdom Gilt, 3.75%, due 09/07/19	7,458,556
		United States — 2.9%
		U.S. Government
USD	3,808,175	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a) (b)	3,943,248
		TOTAL DEBT OBLIGATIONS (COST $28,361,580)	28,720,401
		MUTUAL FUNDS — 77.0%
		United States — 77.0%
		Affiliated Issuers
	579,182	GMO Emerging Country Debt Fund, Class III	4,905,670
	4,332,356	GMO Short-Duration Collateral Fund	64,898,691
	5,496	GMO Special Purpose Holding Fund (c)	3,023
	331,660	GMO U.S. Treasury Fund	8,291,499
	1,298,762	GMO World Opportunity Overlay Fund	27,663,640
		Total United States	105,762,523
		TOTAL MUTUAL FUNDS (COST $118,608,656)	105,762,523

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Principal Amount / Shares / Par Value ($)		Description	Value ($)
		OPTIONS PURCHASED — 0.4%
		Options on Interest Rate Swaps — 0.4%
EUR	30,000,000	EUR Swaption Call, Expires 05/18/10, Strike 2.31%	538,764
		TOTAL OPTIONS PURCHASED (COST $260,208)	538,764
		SHORT-TERM INVESTMENTS — 0.8%
		Money Market Funds — 0.6%
	786,439	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	786,439
		Other Short-Term Investments — 0.2%
	300,000	U.S. Treasury Bill, 0.25%, due 12/16/10 (a) (d)	299,396
		TOTAL SHORT-TERM INVESTMENTS (COST $1,085,585)	1,085,835
		TOTAL INVESTMENTS — 99.1% (Cost $148,316,029)	136,107,523
		Other Assets and Liabilities (net) — 0.9%	1,193,133
		TOTAL NET ASSETS — 100.0%	$137,300,656

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/16/10	AUD	3,700,000	$3,311,150	$(60,852)
3/23/10	CAD	500,000	475,179	2,526
4/20/10	CHF	900,000	838,054	(5,432)
4/27/10	EUR	500,000	680,775	(160)
3/30/10	GBP	100,000	152,450	(9,756)
3/09/10	JPY	200,000,000	2,251,177	32,807
3/02/10	NZD	2,200,000	1,536,150	(47,201)
			$9,244,935	$(88,068)
Sales #
3/16/10	AUD	1,700,000	$1,521,339	$(20,769)
3/23/10	CAD	5,200,000	4,941,860	3,612
4/27/10	EUR	10,900,000	14,840,885	3,204
3/30/10	GBP	6,700,000	10,214,172	481,571
3/09/10	JPY	30,000,000	337,677	(14,901)
3/02/10	NZD	2,200,000	1,536,150	18,140
			$33,392,083	$470,857

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/06/10	EUR	2,900,000	NOK	23,823,970	$76,573
4/13/10	EUR	700,000	SEK	7,084,280	40,592
4/13/10	EUR	500,000	SEK	4,898,090	6,255
4/13/10	SEK	6,114,000	EUR	600,000	(40,650)
					$82,770

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
15	Australian Government Bond 3 Yr.	March 2010	$1,387,035	$13,307
7	Australian Government Bond 10 Yr.	March 2010	651,446	4,361
72	Canadian Government Bond 10 Yr.	June 2010	8,118,605	78,083
220	Euro Bund	March 2010	37,364,121	475,355
100	Federal Funds 30 Day	March 2010	41,611,662	(218)
63	UK Gilt Long Bond	June 2010	10,972,241	149,473
			$100,105,110	$720,361
Sales
12	Japanese Government Bond 10 Yr. (TSE)	March 2010	$18,887,521	$(19,100)
7	U.S. Treasury Bond (CBT)	June 2010	823,812	(16,755)
15	U.S. Treasury Note 2 Yr. (CBT)	June 2010	3,261,563	(6,800)
6	U.S. Treasury Note 5 Yr. (CBT)	June 2010	695,625	(6,801)
38	U.S. Treasury Note 10 Yr. (CBT)	June 2010	4,464,406	(31,583)
			$28,132,927	$(81,039)

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
28,000,000	USD	3/20/2014	Deutsche	(Pay)	1.70%	1.21%	Republic of	NA		$(618,569)
			Bank AG				Italy
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.27%	Republic of Italy	20,000,000	USD	642,493
										$23,924
								Premiums to (Pay) Receive		$—

^  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
4,600,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	$(26,121)
20,200,000	SEK	9/15/2015	Barclays Bank PLC	Receive	3.25%	3 Month SEK STIBOR	23,527
2,300,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(13,061)
40,000,000	EUR	2/4/2013	Deutsche Bank AG	Receive	2.48%	6 Month EUR LIBOR	232,420
40,400,000	SEK	9/15/2015	JP Morgan Bank	Receive	3.25%	3 Month SEK STIBOR	47,053
4,600,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	(26,121)
							$237,697
						Premiums to (Pay) Receive	$25,429

#  Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CBT - Chicago Board of Trade

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TSE - Tokyo Stock Exchange

(a)  All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 4).

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)  Underlying investment represents interests in defaulted claims.

(d)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

8

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $29,707,373) (Note 2)	$30,345,000
Investments in affiliated issuers, at value (cost $118,608,656) (Notes 2 and 10)	105,762,523
Dividends and interest receivable	505,307
Unrealized appreciation on open forward currency contracts (Note 4)	665,280
Receivable for variation margin on open futures contracts (Note 4)	375,853
Receivable for open swap contracts (Note 4)	945,493
Receivable for expenses reimbursed by Manager (Note 5)	15,436
Total assets	138,614,892
Liabilities:
Payable for investments purchased	588
Payable to affiliate for (Note 5):
Management fee	26,080
Shareholder service fee	15,649
Trustees and Chief Compliance Officer of GMO Trust fees	223
Payable to broker for closed futures contracts	310,689
Unrealized depreciation on open forward currency contracts (Note 4)	199,721
Payable for open swap contracts (Note 4)	683,872
Accrued expenses	77,414
Total liabilities	1,314,236
Net assets	$137,300,656
Net assets consist of:
Paid-in capital	$159,724,211
Distributions in excess of net investment income	(23,919,312)
Accumulated net realized gain	12,331,458
Net unrealized depreciation	(10,835,701)
$137,300,656
Net assets attributable to:
Class III shares	$137,300,656
Shares outstanding:
Class III	17,211,787
Net asset value per share:
Class III	$7.98

See accompanying notes to the financial statements.

9

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$1,417,347
Interest	628,899
Dividends	6,098
Total investment income	2,052,344
Expenses:
Management fee (Note 5)	324,720
Shareholder service fee – Class III (Note 5)	194,833
Audit and tax fees	72,190
Custodian, fund accounting agent and transfer agent fees	50,064
Legal fees	8,092
Trustees fees and related expenses (Note 5)	2,741
Registration fees	2,564
Miscellaneous	5,024
Total expenses	660,228
Fees and expenses reimbursed by Manager (Note 5)	(135,220)
Expense reductions (Note 2)	(17)
Indirectly incurred fees waived or borne by Manager (Note 5)	(17,118)
Shareholder service fee waived (Note 5)	(6,263)
Net expenses	501,610
Net investment income (loss)	1,550,734
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,231)
Investments in affiliated issuers	12,394
Realized gains distributions from affiliated issuers (Note 10)	3,604
Closed futures contracts	(341,700)
Closed swap contracts	1,038,448
Foreign currency, forward contracts and foreign currency related transactions	53,056
Net realized gain (loss)	760,571
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	782,302
Investments in affiliated issuers	21,537,485
Open futures contracts	376,211
Open swap contracts	318,883
Foreign currency, forward contracts and foreign currency related transactions	467,790
Net unrealized gain (loss)	23,482,671
Net realized and unrealized gain (loss)	24,243,242
Net increase (decrease) in net assets resulting from operations	$25,793,976

See accompanying notes to the financial statements.

10

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,550,734	$4,559,356
Net realized gain (loss)	760,571	4,849,166
Change in net unrealized appreciation (depreciation)	23,482,671	(30,289,598)
Net increase (decrease) in net assets from operations	25,793,976	(20,881,076)
Distributions to shareholders from:
Net investment income
Class III	(7,460,660)	(9,430,411)
Return of capital
Class III	(1,339,340)	—
	(8,800,000)	(9,430,411)
Net share transactions (Note 9):
Class III	(6,882,359)	1,411,572
Redemption fees (Notes 2 and 9):
Class III	107,884	29,275
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(6,774,475)	1,440,847
Total increase (decrease) in net assets	10,219,501	(28,870,640)
Net assets:
Beginning of period	127,081,155	155,951,795
End of period (including distributions in excess of net investment income of $23,919,312 and $17,694,103, respectively)	$137,300,656	$127,081,155

See accompanying notes to the financial statements.

11

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.00		$8.79		$9.21		$9.04	$9.59
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.09		0.26		0.33		0.17	0.18
Net realized and unrealized gain (loss)	1.39		(1.49)		(0.62)		0.15	0.39
Total from investment operations	1.48		(1.23)		(0.29)		0.32	0.57
Less distributions to shareholders:
From net investment income	(0.42)		(0.56)		(0.01)		—	(1.00	)(b)
From net realized gains	—		—		—		(0.14)	(0.12)
Return of capital	(0.08)		—		(0.12)		(0.01)	—
Total distributions	(0.50)		(0.56)		(0.13)		(0.15)	(1.12)
Net asset value, end of period	$7.98		$7.00		$8.79		$9.21	$9.04
Total Return(c)	22.19%		(13.93)%		(3.08)%		3.58%	6.01%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$137,301		$127,081		$155,952		$274,422	$953,894
Net expenses to average daily net assets(d)	0.39	%(e)	0.39	%(e)	0.38	%(e)	0.39%	0.39%
Net investment income (loss) to average daily net assets(a)	1.19%		3.24%		3.62%		1.93%	1.91%
Portfolio turnover rate	31%		28%		55%		25%	49%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.12%		0.13%		0.09%		0.06%	0.06%
Redemption fees consisted of the following per share amounts:†	$0.01		$0.00	(f)	—		—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

12

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund typically seeks to have economic exposure similar to its benchmark. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other series of the Trust and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other series of the Trust. As a result, the Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests directly or indirectly at least 80% of its assets in bonds. For these purposes, the term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. To implement its investment strategies, the Fund may invest in or hold: investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); shares of SDCF (to gain exposure to asset-backed securities); shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund's emerging country debt investments. The Fund generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars. The Fund also may invest in unaffiliated money market funds.

13

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of August 31, 2009, shares of SDCF, GMO Special Purpose Holding Fund ("SPHF") and Overlay Fund were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.95% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a

14

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 10.81% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,943,248	$—	$3,943,248
Foreign Government Obligations	—	24,777,153	—	24,777,153
TOTAL DEBT OBLIGATIONS	—	28,720,401	—	28,720,401
Mutual Funds	105,759,500	3,023	—	105,762,523
Options Purchased	—	538,764	—	538,764
Short-Term Investments	1,085,835	—	—	1,085,835
Total Investments	106,845,335	29,262,188	—	136,107,523

15

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$303,000	$642,493	$945,493
Futures Contracts	720,579	—	—	720,579
Forward Currency Contracts	—	665,280	—	665,280
Total	$107,565,914	$30,230,468	$642,493	$138,438,875

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(65,303)	$(618,569)	$(683,872)
Futures Contracts	(81,257)	—	—	(81,257)
Forward Currency Contracts	—	(199,721)	—	(199,721)
Total	$(81,257)	$(265,024)	$(618,569)	$(964,850)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in its financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 40.77% and (0.04)% of total net assets, respectively.

16

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Mutual Funds	$4,012	$—	$—	$—	$(989)	$(3,023)	$—
Swaps	(50,843)	105,909	—	(105,909)	74,767	—	23,924
Total	$(46,831)	$105,909	$—	$(105,909)	$73,778	$(3,023)	$23,924

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the

17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is

18

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, partnership interest tax allocations, losses on wash sale transactions, foreign currency transactions and derivative contract transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$7,460,660	$9,430,411
Tax return of capital	1,339,340	—
Total distributions	$8,800,000	$9,430,411

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(6,411,416)

19

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(3,082,431)
2/28/2018	(3,328,985)
Total	$(6,411,416)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$152,966,973	$1,011,825	$(17,871,275)	$(16,859,450)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

20

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

21

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending),

22

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund's focus on investments in countries, regions, or sectors with high positive correlations to one another), and Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

23

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund's operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

24

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out

25

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to manage exposure of the portfolio to various currency markets. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures

26

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to manage exposure of the portfolio to various markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to manage exposure of the portfolio to various fixed income and equity markets. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

27

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on

28

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to manage exposure of the portfolio to various fixed income markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated

29

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$538,764	$—	$—	$—	$—	$538,764
Unrealized appreciation on futures contracts*	720,579	—	—	—	—	720,579
Unrealized appreciation on forward currency contracts	—	665,280	—	—	—	665,280
Unrealized appreciation on swap agreements	303,000	—	642,493	—	—	945,493
Total	$1,562,343	$665,280	$642,493	$—	$—	$2,870,116
Liabilities:
Unrealized depreciation on futures contracts*	$(81,257)	$—	$—	$—	$—	$(81,257)
Unrealized depreciation on forward currency contracts	—	(199,721)	—	—	—	(199,721)
Unrealized depreciation on swap agreements	(65,303)	—	(618,569)	—	—	(683,872)
Total	$(146,560)	$(199,721)	$(618,569)	$—	$—	$(964,850)

30

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$(341,700)	$—	$—	$—	$—	$(341,700)
Forward currency contracts	—	24,102	—	—	—	24,102
Swap contracts	1,144,357	—	(105,909)	—	—	1,038,448
Total	$802,657	$24,102	$(105,909)	$—	$—	$720,850
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$278,556	$—	$—	$—	$—	$278,556
Futures contracts	376,211	—	—	—	—	376,211
Forward currency contracts	—	465,559	—	—	—	465,559
Swap contracts	244,116	—	74,767	—	—	318,883
Total	$898,883	$465,559	$74,767	$—	$—	$1,439,209

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Options	Swap Agreements
Average amount outstanding	$23,684,700	$122,634,673	$29,832,347	$111,025,070

31

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan underwhich the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, another support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses"). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $2,741 and $1,131, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

32

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.018%	0.005%	0.017%	0.040%

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$3,950,594	$4,014,945
Investments (non-U.S. Government securities)	73,002,812	35,800,000

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 99.82% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.02% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 99.82% of the Fund's shares were held by accounts for which the Manager had investment discretion.

33

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,015	$7,425	1,419	$10,498
Shares issued to shareholders in reinvestment of distributions	1,976	14,179	1,349,847	9,367,939
Shares repurchased	(952,161)	(6,903,963)	(940,742)	(7,966,865)
Redemption fees	—	107,884	—	29,275
Net increase (decrease)	(949,170)	$(6,774,475)	410,524	$1,440,847

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$3,145,736	$326,216	$—	$326,216	$—	$—	$4,905,670
GMO Short-Duration Collateral Fund	74,083,286	—	—	1,062,471	23,995,804	—	64,898,691
GMO Special Purpose Holding Fund	4,012	—	—	—	—	—	3,023
GMO U.S. Treasury Fund	—	44,082,264	35,800,000	28,660	—	3,604	8,291,499
GMO World Opportunity Overlay Fund	20,324,202	3,900,000	—	—	1,857,269	—	27,663,640
Totals	$97,557,236	$48,308,480	$35,800,000	$1,417,347	$25,853,073	$3,604	$105,762,523

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

35

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,085.00	$2.22
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

37

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Class	Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains From Sale of Securities & Other Property ^	Net Long-Term Capital Gains From Sale of Securities & Other Property ^	Distribution from Return of Capital
III	May 5, 2009	May 6, 2009	May 7, 2009	$0.08357933	$0.00000000	$0.00000000	$0.00000000
III	May 28, 2009	May 29, 2009	June 1, 2009	$0.10715357	$0.00000000	$0.00000000	$0.00000000
III	July 1, 2009	July 2, 2009	July 6, 2009	$0.08813773	$0.00000000	$0.00000000	$0.01528240
III	July 29, 2009	July 30, 2009	July 31, 2009	$0.06451850	$0.00000000	$0.00000000	$0.02740835
III	August 31, 2009	September 1, 2009	September 2, 2009	$0.08064642	$0.00000000	$0.00000000	$0.03425971

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

38

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes for	Votes withheld	Total votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

39

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

40

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

41

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team while the overall management and strategic direction of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Equity Fund returned +29.2% for the fiscal year ended February 28, 2010, as compared with +40.3% for the MSCI EAFE Index (Hedged). During the fiscal year the Fund was fully exposed to international equity securities through its investment in underlying GMO Trust mutual funds.

Currency hedging held back returns on our international equity investing. Foreign currencies generally appreciated relative to the U.S. dollar, but hedging prevented the Fund from benefiting from those gains. In U.S. dollar terms, the unhedged MSCI EAFE Index returned +54.6% during the period, 14.3% more than the hedged benchmark.

The Fund was fairly evenly allocated between Class IV shares of GMO International Intrinsic Value Fund, which returned +44.2%, and Class IV shares of GMO International Growth Equity Fund, which returned +41.3% during the period. The Fund underperformed as these two underlying Funds each underperformed their respective style benchmarks.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Currency Hedged International Equity Fund Class III Shares and the MSCI EAFE Index (Hedged) As of February 28, 2010

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
2/29/00
$10,000,000
$15,482,350
$11,094,710
$9,231,980
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Currency Hedged International Equity Fund
MSCI EAFE Index (Hedged)
MSCI EAFE Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	29.15%	2.87%	4.47%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	102.5%
Short-Term Investments	5.2
Forward Currency Contracts	0.2
Options Purchased	0.1
Preferred Stocks	0.1
Swaps	(0.0)
Written Options	(0.0)
Futures	(0.1)
Other	(8.0)
100.0%
Country / Region Summary**	% of Investments
Euro Region***	27.6%
Japan	24.1
United Kingdom	21.6
Switzerland	7.7
Sweden	5.2
Australia	3.7
Singapore	3.5
Hong Kong	2.1
Canada	1.5
Norway	1.5
Denmark	1.3
New Zealand	0.2
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The Fund attempts to hedge at least 70% of the foreign currency exposure in the underlying fund's investments relative to the U.S. Dollar. Therefore, the Fund's currency exposures will be different than the country exposures noted above.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

1

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 99.1%
		United States — 99.1%
		Affiliated Issuers
	640,088	GMO International Growth Equity Fund, Class IV	12,603,325
	643,138	GMO International Intrinsic Value Fund, Class IV	12,573,339
		Total United States	25,176,664
		TOTAL MUTUAL FUNDS (COST $24,464,148)	25,176,664
		SHORT-TERM INVESTMENTS — 0.9%
USD	223,451	Royal Bank of Scotland Time Deposit, 0.03%, due 03/01/10	223,451
		TOTAL SHORT-TERM INVESTMENTS (COST $223,451)	223,451
		TOTAL INVESTMENTS — 100.0% (Cost $24,687,599)	25,400,115
		Other Assets and Liabilities (net) — (0.0%)	(4,913)
		TOTAL NET ASSETS — 100.0%	$25,395,202

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/23/10	AUD	133,000	$118,514	$2,476
4/23/10	CAD	481,000	457,097	(3,017)
4/23/10	EUR	176,000	239,632	(3,048)
4/23/10	JPY	34,872,000	392,612	3,962
			$1,207,855	$373
Sales #
4/23/10	AUD	1,177,572	$1,049,310	$5,960
4/23/10	AUD	1,344,572	1,198,120	6,115
4/23/10	CHF	1,586,967	1,477,798	5,058
4/23/10	DKK	7,047,155	1,288,423	4,301
4/23/10	EUR	1,308,776	1,781,962	12,043
4/23/10	EUR	1,308,776	1,781,962	5,853
4/23/10	EUR	1,308,776	1,781,962	11,624
4/23/10	EUR	501,590	682,939	(825)
4/23/10	EUR	1,308,776	1,781,962	12,399
4/23/10	GBP	178,000	271,311	4,381
4/23/10	GBP	657,665	1,002,427	34,830
4/23/10	GBP	657,665	1,002,427	31,870
4/23/10	GBP	657,665	1,002,427	33,261
4/23/10	GBP	657,665	1,002,427	33,835
4/23/10	HKD	3,442,380	443,647	(287)
4/23/10	JPY	130,088,089	1,464,616	(33,197)
4/23/10	JPY	130,088,089	1,464,616	(35,438)
4/23/10	JPY	130,088,089	1,464,616	(33,827)
4/23/10	JPY	11,331,701	127,580	(1,737)
4/23/10	JPY	150,874,089	1,698,639	(37,548)
4/23/10	NOK	3,176,524	536,176	3,929
4/23/10	NZD	100,000	69,567	760
4/23/10	SEK	4,903,008	687,750	(2,866)
4/23/10	SGD	720,572	512,334	334
			$25,574,998	$60,828

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $223,451) (Note 2)	$223,451
Investments in affiliated issuers, at value (cost $24,464,148) (Notes 2 and 10)	25,176,664
Unrealized appreciation on open forward currency contracts (Note 4)	212,991
Receivable for expenses reimbursed by Manager (Note 5)	25,615
Total assets	25,638,721
Liabilities:
Payable to affiliate for (Note 5):
Management fee	10,474
Shareholder service fee	2,910
Trustees and Chief Compliance Officer of GMO Trust fees	84
Unrealized depreciation on open forward currency contracts (Note 4)	151,790
Accrued expenses	78,261
Total liabilities	243,519
Net assets	$25,395,202
Net assets consist of:
Paid-in capital	$36,852,053
Distributions in excess of net investment income	(57,047)
Accumulated net realized loss	(12,173,521)
Net unrealized appreciation	773,717
$25,395,202
Net assets attributable to:
Class III shares	$25,395,202
Shares outstanding:
Class III	9,603,335
Net asset value per share:
Class III	$2.64

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$932,660
Interest	1,356
Total investment income	934,016
Expenses:
Management fee (Note 5)	150,076
Shareholder service fee – Class III (Note 5)	41,688
Custodian and fund accounting agent fees	63,384
Audit and tax fees	61,998
Transfer agent fees	26,590
Registration fees	4,725
Legal fees	1,472
Trustees fees and related expenses (Note 5)	430
Miscellaneous	2,630
Total expenses	352,993
Fees and expenses reimbursed by Manager (Note 5)	(160,495)
Indirectly incurred fees waived or borne by Manager (Note 5)	(136,702)
Shareholder service fee waived (Note 5)	(24,606)
Net expenses	31,190
Net investment income (loss)	902,826
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(10,652,479)
Foreign currency, forward contracts and foreign currency related transactions	(2,716,028)
Net realized gain (loss)	(13,368,507)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	20,105,098
Foreign currency, forward contracts and foreign currency related transactions	(146,982)
Net unrealized gain (loss)	19,958,116
Net realized and unrealized gain (loss)	6,589,609
Net increase (decrease) in net assets resulting from operations	$7,492,435

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$902,826	$1,003,127
Net realized gain (loss)	(13,368,507)	1,816,102
Change in net unrealized appreciation (depreciation)	19,958,116	(13,166,709)
Net increase (decrease) in net assets from operations	7,492,435	(10,347,480)
Distributions to shareholders from:
Net investment income
Class III	(2,756,296)	(1,457,990)
Net realized gains
Class III	—	(8,027,267)
	(2,756,296)	(9,485,257)
Net share transactions (Note 9):
Class III	(4,758,078)	14,976,832
Total increase (decrease) in net assets	(21,939)	(4,855,905)
Net assets:
Beginning of period	25,417,141	30,273,046
End of period (including distributions in excess of net investment income of $57,047 and accumulated undistributed net investment income of $2,534,055, respectively)	$25,395,202	$25,417,141

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$2.26		$5.32		$7.45		$9.07	$8.38
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.15		0.03		0.10	0.07
Net realized and unrealized gain (loss)	0.55		(1.60)		(0.29)		1.17	2.17
Total from investment operations	0.63		(1.45)		(0.26)		1.27	2.24
Less distributions to shareholders:
From net investment income	(0.25	)(b)	(0.20)		—		(0.12)	(0.71	)(b)
From net realized gains	—		(1.41)		(1.87)		(2.77)	(0.84)
Total distributions	(0.25)		(1.61)		(1.87)		(2.89)	(1.55)
Net asset value, end of period	$2.64		$2.26		$5.32		$7.45	$9.07
Total Return(c)	29.15%		(35.57)%		(6.75)%		15.60%	28.42%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$25,395		$25,417		$30,273		$227,096	$728,814
Net expenses to average daily net assets(d)	0.11%		0.11	%(e)	0.08	%(e)	0.07%	0.05%
Net investment income (loss) to average daily net assets(a)	3.25%		3.96%		0.42%		1.23%	0.82%
Portfolio turnover rate	15%		17%		11%		18%	36%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	1.16%		1.24%		0.71%		0.68%	0.67%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Distributions from net investment income include amounts (approximately $0.25 per share for 2010 and $0.07 per share for 2006) from foreign currency transactions which are treated as realized capital gain for book purposes.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Currency Hedged International Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged). The Fund is a fund of funds and invests primarily in other series of the Trust. The Fund may invest to varying extents in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, and GMO Flexible Equities Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). GMO attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar through the use of currency forwards and other derivatives. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

9

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 90.84% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

10

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$25,176,664	$—	$—	$25,176,664
TOTAL MUTUAL FUNDS	25,176,664	—	—	25,176,664
Short-Term Investments	223,451	—	—	223,451
Total Investments	25,400,115	—	—	25,400,115
Derivatives
Forward Currency Contracts	—	212,991	—	212,991
Total	$25,400,115	$212,991	$—	$25,613,106

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(151,790)	$—	$(151,790)
Total	$—	$(151,790)	$—	$(151,790)

Underlying funds held at period end are classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

11

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, post-October capital losses, losses on wash sale transactions and net operating losses.

12

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$2,756,296	$1,457,990
Net long-term capital gain	—	8,027,267
Total distributions	$2,756,296	$9,485,257

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(7,792,722)
Post-October capital loss deferral	$(91,878)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(7,792,722)
Total	$(7,792,722)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$28,976,520	$—	$(3,576,405)	$(3,576,405)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with

13

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk

14

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's and the underlying funds' investments.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund typically makes frequent use of currency forwards and other derivatives for hedging purposes.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund or an underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund's investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty of the Fund or an underlying fund or a borrower of an underlying fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that

15

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by an underlying fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Manager looks at the holdings of the GMO Trust Funds in which the Fund invests (the "underlying Funds") to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments relative to the U.S. dollar through the use of currency forwards and other derivatives.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are

16

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.

17

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to manage exposure of the portfolio to various currency markets. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

18

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

19

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

20

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$212,991	$—	$—	$—	$212,991
Total	$—	$212,991	$—	$—	$—	$212,991
Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(151,790)	$—	$—	$—	$(151,790)
Total	$—	$(151,790)	$—	$—	$—	$(151,790)

21

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(2,781,572)	$—	$—	$—	$(2,781,572)
Total	$—	$(2,781,572)	$—	$—	$—	$(2,781,572)
Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$(146,982)	$—	$—	$—	$(146,982)
Total	$—	$(146,982)	$—	$—	$—	$(146,982)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts) outstanding at each month-end, was as follows for the year ended February 28, 2010:

Forward Currency Contracts
Average amount outstanding	$37,062,982

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%. The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual

22

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.54% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses incurred indirectly by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses"). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in underlying funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $430 and $303, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.495%	0.089%	0.584%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $4,075,660 and $13,325,000, respectively.

23

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 99.85% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of outstanding shares of the Fund.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.85% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,152,794	$7,126,233
Shares issued to shareholders in reinvestment of distributions	1,188,047	2,756,270	2,760,917	9,207,751
Shares repurchased	(2,835,798)	(7,514,348)	(353,573)	(1,357,152)
Net increase (decrease)	(1,647,751)	$(4,758,078)	5,560,138	$14,976,832

24

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$12,499,409	$2,116,538	$6,509,000	$509,038	$—	$12,603,325
GMO International Intrinsic Value Fund, Class IV	12,473,977	1,959,122	6,816,000	423,622	—	12,573,339
Totals	$24,973,386	$4,075,660	$13,325,000	$932,660	$—	$25,176,664

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

26

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.69%	$1,000.00	$1,011.50	$3.44
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

28

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

29

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

30

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

31

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

GMO Developed World Stock Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Developed World Stock Fund returned +47.0% for the fiscal year ended February 28, 2010, as compared with +54.3% for the MSCI World Index. The Fund was invested substantially in global equity securities throughout the period.

Stock selection was the major detractor from relative performance. Holdings in high quality U.S. pharmaceutical company Johnson & Johnson and retailer Wal-Mart Stores were among the most significant detractors from relative returns. Among the contributors were holdings in European financials Barclays and BNP Paribas, both of which outperformed.

Among the Fund's global quantitative stock selection disciplines, stocks ranked highly by quality-adjusted value outperformed. Those favored by intrinsic value (with its boost of high quality) underperformed, as did those selected for their strong momentum characteristics.

Sector weightings had a negative impact on performance relative to the index. The Fund's focus on high quality companies resulted in an underweight to Financials and overweight to Health Care, both of which detracted from performance.

Country allocation had a negative impact on relative performance. This was mainly from an overweight to Japan and holding small cash balances in a strongly rising market.

Currency allocation had a negative impact on relative performance as the impact from an underweight in the Australian dollar and euro outweighed the value added from an overweight in the Swedish krone. Foreign currencies generally appreciated relative to the U.S. dollar, which boosted returns for U.S. investors. The MSCI World Index returned about 8% more in U.S. dollar terms than in local currency terms.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.6%
Short-Term Investments	3.5
Preferred Stocks	0.1
Forward Currency Contracts	0.0
Futures Contracts	(0.2)
Other	1.0
100.0%
Country Summary	% of Equity Investments
United States	48.2%
United Kingdom	13.1
Japan	12.7
France	6.7
Italy	4.1
Singapore	3.1
Germany	2.3
Sweden	2.2
Spain	1.5
Netherlands	1.1
Switzerland	1.1
Hong Kong	1.0
Canada	0.9
Australia	0.8
Belgium	0.8
Greece	0.2
Ireland	0.2
100.0%

1

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Pharmaceuticals, Biotechnology & Life Sciences	13.3%
Energy	10.0
Banks	9.8
Capital Goods	8.2
Materials	6.6
Food, Beverage & Tobacco	6.4
Technology Hardware & Equipment	5.8
Software & Services	4.9
Diversified Financials	4.5
Automobiles & Components	3.7
Insurance	3.6
Health Care Equipment & Services	3.4
Retailing	3.4
Food & Staples Retailing	2.9
Utilities	2.8
Telecommunication Services	2.5
Transportation	2.0
Consumer Durables & Apparel	1.9
Semiconductors & Semiconductor Equipment	1.2
Real Estate	1.0
Household & Personal Products	0.9
Media	0.5
Consumer Services	0.4
Commercial & Professional Services	0.3
100.0%

2

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%
	Australia — 0.8%
25,082	BHP Billiton Ltd	919,812
20,093	Commonwealth Bank of Australia	968,446
21,027	Woodside Petroleum Ltd	817,860
	Total Australia	2,706,118
	Belgium — 0.7%
37,095	Anheuser-Busch InBev NV	1,852,421
108,031	Dexia SA *	584,067
	Total Belgium	2,436,488
	Canada — 0.8%
14,000	Bank of Nova Scotia	636,001
1,000	Canadian National Railway Co	52,557
16,300	Canadian Pacific Railway Ltd	786,806
20,700	Husky Energy Inc	529,599
10,100	Royal Bank of Canada	545,315
5,100	Toronto-Dominion Bank (The)	325,911
	Total Canada	2,876,189
	France — 6.5%
32,451	ArcelorMittal	1,238,307
46,045	AXA	925,081
69,892	BNP Paribas	5,049,457
14,440	Bouygues SA	662,621
9,337	Casino Guichard-Perrachon SA	750,171
6,745	CNP Assurances	604,258
24,129	Compagnie de Saint-Gobain	1,132,573
9,788	GDF Suez	358,733
6,350	Lafarge SA	411,644
24,387	Peugeot SA *	643,021
4,816	PPR	551,920
26,274	Renault SA *	1,079,213

See accompanying notes to the financial statements.

3

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	France — continued
33,728	Sanofi-Aventis	2,461,547
3,695	Schneider Electric SA	394,760
26,635	Societe Generale	1,463,867
63,980	Total SA	3,565,131
2,520	Vallourec SA	480,276
	Total France	21,772,580
	Germany — 2.1%
11,024	BASF AG	619,072
23,239	Bayerische Motoren Werke AG	941,994
12,577	Deutsche Bank AG (Registered)	798,691
31,590	Deutsche Post AG (Registered)	513,750
16,080	Hannover Rueckversicherung AG (Registered) *	719,918
4,325	MAN SE	309,389
7,956	Metro AG	407,962
10,342	RWE AG	875,845
6,150	Salzgitter AG	542,322
30,922	Suedzucker AG	717,975
25,816	ThyssenKrupp AG	817,118
	Total Germany	7,264,036
	Greece — 0.2%
31,729	National Bank of Greece SA *	598,097
	Hong Kong — 0.9%
358,000	BOC Hong Kong Holdings Ltd	805,876
39,500	CLP Holdings Ltd	272,920
86,237	Esprit Holdings Ltd	616,198
78,000	Hong Kong Electric Holdings Ltd	437,522
25,500	Hong Kong Exchanges & Clearing Ltd	426,845
44,000	Sun Hung Kai Properties Ltd	610,525
	Total Hong Kong	3,169,886
	Ireland — 0.2%
25,775	CRH Plc	587,436

See accompanying notes to the financial statements.

4

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Italy — 3.9%
350,441	Enel SPA	1,901,371
212,539	ENI SPA	4,796,797
84,971	Mediaset SPA	643,648
100,162	Parmalat SPA	252,902
18,431	Saipem SPA	610,262
47,244	Snam Rete Gas SPA	223,660
592,529	Telecom Italia SPA	844,024
686,144	Telecom Italia SPA-Di RISP	728,235
14,811	Tenaris SA	308,145
61,503	Terna SPA	252,845
1,000,811	UniCredit SPA *	2,529,348
	Total Italy	13,091,237
	Japan — 12.2%
40,000	Asahi Glass Co Ltd	398,412
6,600	Astellas Pharma Inc	248,326
500	Chubu Electric Power Co Inc	13,261
5,900	Chugai Pharmaceutical Co Ltd	113,699
152,000	Cosmo Oil Co Ltd	360,705
75,000	Daiwa Securities Group Inc	369,375
20,700	Denso Corp	559,470
6,200	Fast Retailing Co Ltd	1,042,479
8,000	FujiFilm Holdings Corp	253,487
69,000	Fujitsu Ltd	447,388
76,000	Fuji Heavy Industries Ltd *	344,865
102,000	Hitachi Ltd *	334,349
89,000	Honda Motor Co Ltd	3,078,397
13,000	Ibiden Co Ltd	436,673
39	INPEX Corp	284,477
155,000	Itochu Corp	1,247,073
20,100	JFE Holdings Inc	745,991
126,000	Kawasaki Kisen Kaisha Ltd *	455,733
157	KDDI Corp	836,705
1,830	Keyence Corp	401,598
29,700	Komatsu Ltd	594,603

See accompanying notes to the financial statements.

5

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
33,000	Kubota Corp	289,729
6,100	Kyocera Corp	542,293
161,000	Marubeni Corp	960,638
238,000	Mazda Motor Corp *	623,169
30,500	Mitsubishi Corp	760,790
87,000	Mitsui OSK Lines Ltd	560,324
234,300	Mizuho Financial Group Inc	454,611
10,800	Murata Manufacturing Co Ltd	572,680
13,000	NGK Insulators Ltd	279,676
4,300	Nidec Corp	418,058
4,200	Nintendo Co Ltd	1,143,931
165,500	Nippon Mining Holdings Inc	823,954
186,000	Nippon Oil Corp	995,058
54,000	Nippon Steel Corp	201,313
33,500	Nippon Telegraph & Telephone Corp	1,460,909
188,000	Nippon Yusen KK	680,363
343,500	Nissan Motor Co Ltd *	2,716,414
89,200	Nomura Holdings Inc	656,755
391	NTT Docomo Inc	603,840
13,760	ORIX Corp	1,054,352
69,000	Osaka Gas Co Ltd	250,199
521	Rakuten Inc	401,001
71,000	Ricoh Company Ltd	981,370
3,500	Rohm Co Ltd	238,556
13,600	Sankyo Co Ltd	656,010
35,000	Sharp Corp	405,000
12,500	Shin-Etsu Chemical Co Ltd	671,066
59,100	Showa Shell Sekiyu KK	417,170
385,800	Sojitz Corp	683,885
15,200	SUMCO Corp *	274,601
161,800	Sumitomo Corp	1,758,932
32,000	Sumitomo Metal Mining Co Ltd	454,738
216,000	Taisei Corp	446,841
18,000	Taisho Pharmaceutical Co Ltd	310,447
30,000	Takeda Pharmaceutical Co Ltd	1,359,030
4,900	TDK Corp	301,466

See accompanying notes to the financial statements.

6

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
8,600	Tokyo Electron Ltd	530,335
5,000	Tokyo Gas Co Ltd	21,789
62,000	TonenGeneral Sekiyu KK	505,493
86,000	Toshiba Corp *	430,181
22,500	Toyota Motor Corp	842,206
53,400	Toyota Tsusho Corp	765,551
	Total Japan	41,071,790
	Netherlands — 1.0%
125,394	Aegon NV *	789,553
12,046	ASML Holding NV	370,624
198,415	ING Groep NV *	1,768,665
11,168	Koninklijke DSM NV	466,429
	Total Netherlands	3,395,271
	Singapore — 3.0%
303,000	Capitaland Ltd	814,138
138,000	DBS Group Holdings Ltd	1,372,572
3,349,000	Golden Agri-Resources Ltd *	1,261,380
31,000	Keppel Corp Ltd	185,465
178,000	Oversea-Chinese Banking Corp Ltd	1,073,716
165,000	Sembcorp Industries Ltd	441,952
100,200	Singapore Airlines Ltd	1,060,002
118,000	Singapore Exchange Ltd	646,781
477,600	Singapore Telecommunications	1,035,341
70,000	United Overseas Bank Ltd	926,952
288,000	Wilmar International Ltd	1,329,659
	Total Singapore	10,147,958
	Spain — 1.4%
74,618	Banco Bilbao Vizcaya Argentaria SA	967,669
188,900	Banco Santander SA	2,455,928
19,889	Gas Natural SDG SA	364,700
41,056	Repsol YPF SA	929,255
	Total Spain	4,717,552

See accompanying notes to the financial statements.

7

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Sweden — 2.1%
19,617	Assa Abloy AB Class B	368,194
37,787	Atlas Copco AB Class A	534,783
46,354	Boliden AB	566,975
38,115	Electrolux AB Series B *	811,171
14,313	Hennes & Mauritz AB Class B	868,282
84,813	Nordea Bank AB	827,486
43,918	Sandvik AB	473,076
75,307	Skandinaviska Enskilda Banken AB Class A *	454,808
19,604	SKF AB Class B	309,662
60,986	Svenska Cellulosa AB Class B	901,345
95,894	Swedbank AB Class A *	914,684
27,736	Volvo AB Class B	234,922
	Total Sweden	7,265,388
	Switzerland — 1.0%
20,722	Credit Suisse Group AG (Registered)	922,561
31,825	Novartis AG (Registered)	1,763,398
1,402	Swisscom AG (Registered)	481,618
2,756	Synthes Inc	328,869
	Total Switzerland	3,496,446
	United Kingdom — 12.6%
88,535	3i Group Plc	355,537
33,067	Anglo American Plc *	1,205,303
46,767	Antofagasta Plc	630,739
68,050	AstraZeneca Plc	3,005,760
12,671	Autonomy Corp Plc *	295,883
250,994	Aviva Plc	1,495,125
739,449	Barclays Plc	3,533,735
15,670	BHP Billiton Plc	481,040
143,662	BP Plc	1,265,784
7,004	British Sky Broadcasting Group Plc	58,127
624,143	BT Group Plc	1,094,592
9,516	Carnival Plc	361,735
69,902	Compass Group Plc	519,813

See accompanying notes to the financial statements.

8

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
55,946	Experian Plc	517,945
169,625	GlaxoSmithKline Plc	3,136,023
77,904	Home Retail Group Plc	303,157
114,711	HSBC Holdings Plc	1,258,411
35,451	J Sainsbury Plc	178,714
10,332	Kazakhmys Plc *	211,346
291,731	Kingfisher Plc	956,979
497,767	Legal & General Group Plc	585,288
1,915,759	Lloyds Banking Group Plc *	1,533,668
88,644	Marks & Spencer Group Plc	446,399
23,310	Next Plc	666,677
659,852	Old Mutual Plc *	1,141,586
17,370	Pearson Plc	242,131
7,672	Reckitt Benckiser Group Plc	403,897
24,846	Rio Tinto Plc	1,283,062
1,927,009	Royal Bank of Scotland Group Plc *	1,106,574
10,973	Royal Dutch Shell Plc A Shares (Amsterdam)	299,764
169,739	Royal Dutch Shell Plc A Shares (London)	4,635,082
101,032	Royal Dutch Shell Plc B Shares (London)	2,646,551
23,026	SABMiller Plc	604,106
28,167	Standard Chartered Plc	671,335
162,070	Tomkins Plc	476,476
18,628	Tullow Oil Plc	338,098
14,243	Vedanta Resources Plc	553,751
442,579	Vodafone Group Plc	956,346
59,625	Wolseley Plc *	1,407,466
101,594	Xstrata Plc *	1,596,886
	Total United Kingdom	42,460,891
	United States — 46.2%
37,500	3M Co.	3,005,625
77,300	Abbott Laboratories	4,195,844
19,100	Accenture Ltd.-Class A	763,427
5,000	ACE Ltd.	249,950
9,500	AFLAC Inc.	469,775

See accompanying notes to the financial statements.

9

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United States — continued
11,400	Alcon Inc.	1,820,808
31,400	Allstate Corp. (The)	981,250
63,700	Altria Group, Inc.	1,281,644
11,000	Amazon.com, Inc. *	1,302,400
13,500	AMDOCS Ltd *	392,580
24,700	American Express Co.	943,293
7,000	Ameriprise Financial, Inc.	280,210
26,200	Annaly Capital Management, Inc. REIT	481,556
35,400	Apple, Inc. *	7,243,548
7,600	Assurant, Inc.	231,952
47,500	Automatic Data Processing, Inc.	1,976,475
23,800	AutoNation, Inc. *	422,450
25,900	Baxter International, Inc.	1,474,487
16,200	BB&T Corp.	462,186
14,800	Becton, Dickinson and Co.	1,152,476
12,300	Best Buy Co., Inc.	448,950
2,200	BlackRock, Inc.	481,360
26,200	Bristol-Myers Squibb Co.	642,162
14,400	Broadcom Corp.-Class A	451,008
11,300	Cameron International Corp. *	464,769
15,600	Capital One Financial Corp.	588,900
14,600	Caterpillar, Inc.	832,930
35,700	CenterPoint Energy, Inc.	477,666
8,000	Chevron Corp.	578,400
15,900	CH Robinson Worldwide, Inc.	847,947
46,200	Cisco Systems, Inc. *	1,124,046
33,000	Coach, Inc.	1,202,520
122,600	Coca-Cola Co. (The)	6,463,472
15,600	Cognizant Technology Solutions Corp.-Class A *	750,828
20,900	Computer Sciences Corp. *	1,082,411
54,753	ConocoPhillips	2,628,144
9,600	Consolidated Edison, Inc.	410,400
14,000	Convergys Corp. *	172,760
45,500	Corning, Inc.	802,165

See accompanying notes to the financial statements.

10

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United States — continued
7,300	CR Bard, Inc.	611,594
24,000	Dow Chemical Co. (The)	679,440
19,400	DTE Energy Co.	842,348
45,600	Duke Energy Corp.	745,560
17,500	eBay, Inc. *	402,850
25,000	Ecolab, Inc.	1,053,500
64,700	Eli Lilly & Co.	2,221,798
16,000	Emerson Electric Co.	757,440
20,900	Expeditors International of Washington, Inc.	762,223
5,500	FedEx Corp.	466,180
9,400	First American Corp.	302,962
10,200	FLIR Systems, Inc. *	273,462
94,300	Ford Motor Co. *	1,107,082
17,200	Forest Laboratories, Inc. *	513,936
8,800	Franklin Resources, Inc.	895,136
20,300	Freeport-McMoRan Copper & Gold, Inc.	1,525,748
30,500	Gannett Co., Inc.	462,075
28,800	General Dynamics Corp.	2,089,440
8,800	General Mills, Inc.	633,688
9,300	Genuine Parts Co.	375,348
36,200	Genworth Financial, Inc.-Class A *	577,028
16,300	Goldman Sachs Group (The), Inc.	2,548,505
10,300	Google, Inc.-Class A *	5,426,040
11,700	Halliburton Co.	352,755
33,400	Hartford Financial Services Group (The), Inc.	813,958
14,300	Hewlett-Packard Co.	726,297
17,600	Hospitality Properties Trust REIT	386,672
18,100	Illinois Tool Works, Inc.	823,912
24,400	Intel Corp.	500,932
3,100	IntercontinentalExchange, Inc. *	332,599
16,900	International Paper Co.	391,573
5,600	International Business Machines Corp.	712,096
194,700	Johnson & Johnson	12,266,100
25,000	JPMorgan Chase & Co.	1,049,250

See accompanying notes to the financial statements.

11

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United States — continued
39,500	Kimberly-Clark Corp.	2,399,230
7,800	Kohl's Corp. *	419,796
1,100	Lexmark International, Inc. *	37,081
18,800	Lincoln National Corp.	473,384
41,000	Macy's, Inc.	785,150
32,500	Marathon Oil Corp.	940,875
23,000	Marvell Technology Group Ltd *	444,360
47,100	Medtronic, Inc.	2,044,140
172,000	Merck & Co., Inc.	6,343,360
35,500	Microsoft Corp.	1,017,430
55,500	Motorola, Inc. *	375,180
6,500	Newfield Exploration Co. *	331,955
12,700	Newmont Mining Corp.	625,856
28,200	Nike, Inc.-Class B	1,906,320
37,200	NiSource, Inc.	558,744
5,400	Noble Energy, Inc.	392,256
17,600	NVIDIA Corp. *	285,120
8,100	Occidental Petroleum Corp.	646,785
9,625	Old Republic International Corp.	108,666
37,000	Oracle Corp.	912,050
45,800	Paychex, Inc.	1,371,252
15,500	Pepco Holdings, Inc.	260,710
82,700	PepsiCo, Inc.	5,166,269
242,073	Pfizer, Inc.	4,248,381
20,200	Philip Morris International, Inc.	989,396
8,300	Pinnacle West Capital Corp.	302,203
9,300	Praxair, Inc.	698,802
1,700	Priceline.com Inc. *	385,492
9,500	Prudential Financial, Inc.	497,895
24,900	Qualcomm, Inc.	913,581
4,600	Range Resources Corp.	232,806
12,100	Rockwell Collins, Inc.	680,988
16,300	RR Donnelley & Sons Co.	324,207
7,400	Ryder System, Inc.	261,146

See accompanying notes to the financial statements.

12

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United States — continued
15,600	SanDisk Corp. *	454,428
10,500	Sigma-Aldrich Corp.	500,745
6,300	Simon Property Group, Inc. REIT	493,227
10,400	Southern Co.	330,408
26,500	Southern Copper Corp.	778,040
12,500	Southwestern Energy Co. *	531,875
24,800	Starbucks Corp. *	568,168
11,500	State Street Corp.	516,465
24,100	Stryker Corp.	1,279,710
9,400	St Jude Medical, Inc. *	359,268
7,800	Sunoco, Inc.	205,686
18,242	Supervalu, Inc.	278,556
42,900	Sysco Corp.	1,239,810
34,600	Texas Instruments, Inc.	843,548
23,200	TJX Cos. (The), Inc.	965,816
7,700	Torchmark Corp.	358,050
20,700	Tyco Electronics Ltd.	530,541
34,315	UnitedHealth Group, Inc.	1,161,906
36,000	United Technologies Corp.	2,471,400
53,900	Valero Energy Corp.	944,328
8,100	VF Corp.	626,778
13,000	Viacom, Inc.-Class B *	385,450
6,300	Vornado Realty Trust REIT	414,036
117,900	Wal-Mart Stores, Inc.	6,374,853
14,400	WellPoint, Inc. *	890,928
11,000	Western Digital Corp. *	424,930
5,100	Whirlpool Corp.	429,216
2,300	WW Grainger, Inc.	233,795
8,300	Xcel Energy, Inc.	172,723
18,100	XL Capital Ltd.-Class A	330,687
	Total United States	155,688,538
	TOTAL COMMON STOCKS (COST $343,527,492)	322,745,901

See accompanying notes to the financial statements.

13

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 0.1%
		Germany — 0.1%
	4,008	Henkel AG & Co KGaA 1.37%	206,431
		TOTAL PREFERRED STOCKS (COST $196,413)	206,431
		SHORT-TERM INVESTMENTS — 3.5%
USD	1,626,028	Bank of America Time Deposit, 0.03%, due 03/01/10	1,626,028
EUR	24,871	BNP Paribas Time Deposit, 0.04%, due 03/01/10	33,942
SEK	71,157	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,005
CHF	10,323	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	9,622
HKD	77,692	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,007
NOK	58,120	Brown Brothers Harriman Time Deposit, 0.99%, due 03/01/10	9,833
DKK	68,955	Brown Brothers Harriman Time Deposit, 0.15%, due 03/01/10	12,644
SGD	18,642	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	13,262
CAD	14,976	Brown Brothers Harriman Time Deposit, 0.05%, due 03/01/10	14,169
AUD	11,585	Brown Brothers Harriman Time Deposit, 2.93%, due 03/01/10	10,375
USD	2,481,212	Citibank Time Deposit, 0.03%, due 03/01/10	2,481,212
JPY	1,669,920	Citibank Time Deposit, 0.01%, due 03/01/10	18,792
USD	2,500,000	Commerzbank Time Deposit, 0.03%, due 03/01/10	2,500,000
GBP	23,709	HSBC Bank (London) Time Deposit, 0.06%, due 03/01/10	36,095
USD	2,500,000	Nordea Bank Norge ASA Time Deposit, 0.03%, due 03/01/10	2,500,000
USD	2,500,000	Societe Generale Time Deposit, 0.03%, due 03/01/10	2,500,000
		TOTAL SHORT-TERM INVESTMENTS (COST $11,785,986)	11,785,986
		TOTAL INVESTMENTS — 99.2% (Cost $355,509,891)	334,738,318
		Other Assets and Liabilities (net) — 0.8%	2,548,708
		TOTAL NET ASSETS — 100.0%	$337,287,026

See accompanying notes to the financial statements.

14

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/23/10	CAD	7,847,490	$7,457,514	$(59,671)
4/23/10	CAD	7,847,490	7,457,514	(49,230)
4/23/10	CHF	9,416,493	8,768,721	(30,859)
4/23/10	CHF	9,416,493	8,768,721	(2,066)
4/23/10	DKK	2,226,349	407,041	(2,576)
4/23/10	EUR	507,931	691,573	(6,756)
4/23/10	GBP	326,384	497,481	(16,309)
4/23/10	JPY	68,987,398	776,705	11,648
4/23/10	NOK	8,653,656	1,460,680	(13,706)
4/23/10	SEK	50,755,468	7,119,520	24,693
			$43,405,470	$(144,832)
Sales #
4/23/10	AUD	1,837,465	$1,637,326	$8,436
4/23/10	EUR	5,105,970	6,952,025	46,984
4/23/10	EUR	4,955,795	6,747,554	44,016
4/23/10	EUR	4,955,795	6,747,554	22,161
4/23/10	GBP	5,126,557	7,814,004	259,272
4/23/10	HKD	3,811,482	491,216	(318)
4/23/10	JPY	540,074,966	6,080,515	(143,831)
4/23/10	SGD	6,838,412	4,862,176	(3,969)
			$41,332,370	$232,751

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.

15

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
10	DAX	March 2010	$1,903,798	$(102,525)
50	FTSE/MIB	March 2010	7,174,535	(566,104)
36	TOPIX	March 2010	3,606,065	6,875
36	MSCI Singapore	March 2010	1,692,246	1,420
			$14,376,644	$(660,334)
Sales
1	FTSE 100 Index	March 2010	$81,447	$2,295
20	SPI 200	March 2010	2,058,813	28,081
17	S&P Toronto 60	March 2010	2,196,655	(11,206)
49	S&P 500 E-Mini Index	March 2010	2,703,575	75,338
			$7,040,490	$94,508

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

*  Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc DKK - Danish Krone EUR - Euro GBP - British Pound	HKD - Hong Kong Dollar JPY - Japanese Yen NOK - Norwegian Krone SEK - Swedish Krona SGD - Singapore Dollar USD - United States Dollar

See accompanying notes to the financial statements.

16

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $355,509,891) (Note 2)	$334,738,318
Foreign currency, at value (cost $588) (Note 2)	1,218
Dividends receivable	770,467
Foreign taxes receivable	32,764
Unrealized appreciation on open forward currency contracts (Note 4)	417,210
Receivable for collateral on open futures contracts (Note 2)	1,838,911
Receivable for variation margin on open futures contracts (Note 4)	77,018
Receivable for expenses reimbursed by Manager (Note 5)	50,876
Total assets	337,926,782
Liabilities:
Payable to affiliate for (Note 5):
Management fee	115,727
Shareholder service fee	32,269
Trustees and Chief Compliance Officer of GMO Trust fees	768
Unrealized depreciation on open forward currency contracts (Note 4)	329,291
Accrued expenses	161,701
Total liabilities	639,756
Net assets	$337,287,026
Net assets consist of:
Paid-in capital	$464,119,796
Accumulated undistributed net investment income	4,265,413
Accumulated net realized loss	(109,844,257)
Net unrealized depreciation	(21,253,926)
$337,287,026
Net assets attributable to:
Class III shares	$171,842,340
Class IV shares	$165,444,686
Shares outstanding:
Class III	10,554,449
Class IV	10,151,748
Net asset value per share:
Class III	$16.28
Class IV	$16.30

See accompanying notes to the financial statements.

17

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $443,603)	$8,722,219
Expenses:
Management fee (Note 5)	1,558,927
Shareholder service fee – Class III (Note 5)	290,447
Shareholder service fee – Class IV (Note 5)	152,797
Custodian and fund accounting agent fees	228,298
Audit and tax fees	84,934
Transfer agent fees	47,676
Legal fees	17,875
Trustees fees and related expenses (Note 5)	6,327
Registration fees	5,635
Miscellaneous	13,670
Total expenses	2,406,586
Fees and expenses reimbursed by Manager (Note 5)	(394,223)
Expense reductions (Note 2)	(500)
Net expenses	2,011,863
Net investment income (loss)	6,710,356
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(61,295,101)
Closed futures contracts	(15,870)
Foreign currency, forward contracts and foreign currency related transactions	2,527,958
Net realized gain (loss)	(58,783,013)
Change in net unrealized appreciation (depreciation) on:
Investments	175,830,766
Open futures contracts	1,254,520
Foreign currency, forward contracts and foreign currency related transactions	1,114,665
Net unrealized gain (loss)	178,199,951
Net realized and unrealized gain (loss)	119,416,938
Net increase (decrease) in net assets resulting from operations	$126,127,294

See accompanying notes to the financial statements.

18

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,710,356	$11,358,614
Net realized gain (loss)	(58,783,013)	(46,539,485)
Change in net unrealized appreciation (depreciation)	178,199,951	(185,489,806)
Net increase (decrease) in net assets from operations	126,127,294	(220,670,677)
Distributions to shareholders from:
Net investment income
Class III	(4,837,784)	(7,860,790)
Class IV	(3,886,700)	(6,163,416)
Total distributions from net investment income	(8,724,484)	(14,024,206)
Net realized gains
Class III	—	(2,479,946)
Class IV	—	(1,952,911)
Total distributions from net realized gains	—	(4,432,857)
	(8,724,484)	(18,457,063)
Net share transactions (Note 9):
Class III	(52,270,384)	(17,180,224)
Class IV	3,886,700	8,116,327
Increase (decrease) in net assets resulting from net share transactions	(48,383,684)	(9,063,897)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	269,314	173,735
Increase in net assets resulting from purchase premiums and redemption fees	269,314	173,735
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(48,114,370)	(8,890,162)
Total increase (decrease) in net assets	69,288,440	(248,017,902)
Net assets:
Beginning of period	267,998,586	516,016,488
End of period (including accumulated undistributed net investment income of $4,265,413 and $3,794,038, respectively)	$337,287,026	$267,998,586

See accompanying notes to the financial statements.

19

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006(a)
Net asset value, beginning of period	$11.34		$21.88		$24.58		$22.24	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.29		0.51		0.54		0.43	0.15
Net realized and unrealized gain (loss)	5.03		(10.20)		(0.74)		2.84	2.15
Total from investment operations	5.32		(9.69)		(0.20)		3.27	2.30
Less distributions to shareholders:
From net investment income	(0.38)		(0.64)		(0.67)		(0.32)	(0.06)
From net realized gains	—		(0.21)		(1.83)		(0.61)	—
Total distributions	(0.38)		(0.85)		(2.50)		(0.93)	(0.06)
Net asset value, end of period	$16.28		$11.34		$21.88		$24.58	$22.24
Total Return(b)	47.03%		(45.56)%		(1.73)%		14.87%	11.51	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$171,842		$155,560		$309,609		$282,446	$179,466
Net expenses to average daily net assets	0.60	%(c)	0.61	%(d)	0.62	%(d)	0.62%	0.62	%*
Net investment income (loss) to average daily net assets	1.93%		2.79%		2.15%		1.83%	1.27	%*
Portfolio turnover rate	47%		50%		53%		43%	15	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.12%		0.11%		0.12%	0.20	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.01		$0.02		$0.03	$0.07

(a)  Period from August 1, 2005 (commencement of operations) through February 28, 2006.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

(d)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period August 1, 2005 through February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

20

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006(a)
Net asset value, beginning of period	$11.35		$21.90		$24.59		$22.25	$20.24
Income (loss) from investment operations:
Net investment income (loss)†	0.30		0.51		0.56		0.45	0.12
Net realized and unrealized gain (loss)	5.04		(10.20)		(0.74)		2.82	1.95
Total from investment operations	5.34		(9.69)		(0.18)		3.27	2.07
Less distributions to shareholders:
From net investment income	(0.39)		(0.65)		(0.68)		(0.32)	(0.06)
From net realized gains	—		(0.21)		(1.83)		(0.61)	—
Total distributions	(0.39)		(0.86)		(2.51)		(0.93)	(0.06)
Net asset value, end of period	$16.30		$11.35		$21.90		$24.59	$22.25
Total Return(b)	47.16%		(45.52)%		(1.66)%		14.88%	10.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$165,445		$112,438		$206,408		$209,937	$137,409
Net expenses to average daily net assets	0.55	%(c)	0.56	%(d)	0.57	%(d)	0.57%	0.57	%*
Net investment income (loss) to average daily net assets	1.94%		2.82%		2.22%		1.93%	1.20	%*
Portfolio turnover rate	47%		50%		53%		43%	15	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.12%		0.11%		0.12%	0.17	%*
Redemption fees consisted of the following per share amounts:†	—	(e)	—	(e)	—	(e)	$0.02	$0.06

(a)  Period from September 1, 2005 (commencement of operations) through February 28, 2006.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

(d)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(e)  The class received no purchase premiums or redemption fees.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period August 1, 2005 through February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

21

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Developed World Stock Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming its benchmark, the MSCI World Index. The Fund typically makes equity investments in companies tied economically to the world's developed markets, including the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in stocks tied economically to developed markets. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt

22

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 48.74% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

23

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$2,706,118	$—	$2,706,118
Belgium	—	2,436,488	—	2,436,488
Canada	2,876,189	—	—	2,876,189
France	—	21,772,580	—	21,772,580
Germany	—	7,264,036	—	7,264,036
Greece	—	598,097	—	598,097
Hong Kong	—	3,169,886	—	3,169,886
Ireland	—	587,436	—	587,436
Italy	—	13,091,237	—	13,091,237
Japan	—	41,071,790	—	41,071,790
Netherlands	—	3,395,271	—	3,395,271
Singapore	—	10,147,958	—	10,147,958
Spain	—	4,717,552	—	4,717,552
Sweden	—	7,265,388	—	7,265,388
Switzerland	—	3,496,446	—	3,496,446
United Kingdom	—	42,460,891	—	42,460,891
United States	155,688,538	—	—	155,688,538
TOTAL COMMON STOCKS	158,564,727	164,181,174	—	322,745,901
Preferred Stocks
Germany	—	206,431	—	206,431
TOTAL PREFERRED STOCKS	—	206,431	—	206,431
Short-Term Investments	11,785,986	—	—	11,785,986
Total Investments	170,350,713	164,387,605	—	334,738,318
Derivatives
Forward Currency Contracts	—	417,210	—	417,210
Futures Contracts	75,338	38,671	—	114,009
Total Derivatives	75,338	455,881	—	531,219
Total	$170,426,051	$164,843,486	$—	$335,269,537

24

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(329,291)	$—	$(329,291)
Futures Contracts	(11,206)	(668,629)	—	(679,835)
Total Derivatives	(11,206)	(997,920)	—	(1,009,126)
Total	$(11,206)	$(997,920)	$—	$(1,009,126)

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

25

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, post-October capital losses and passive foreign investment company transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2010	February 28, 2009
Ordinary income (including any net short-term capital gain)	$8,724,484	$14,034,754
Net long-term capital gain	—	4,422,309
Total distributions	$8,724,484	$18,457,063

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

26

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,549,754
Other Tax Attributes:
Capital loss carryforwards	$(89,021,507)
Post-October capital loss deferral	$(13,229,513)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(12,590,155)
2/28/2018	(76,431,352)
Total	$(89,021,507)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$363,197,977	$21,073,581	$(49,533,240)	$(28,459,659)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

27

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 28, 2010, the premium on cash purchases of Fund shares and the fee on cash redemptions were each 0.25% of the amount invested or redeemed. An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of

28

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default

29

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of a derivatives counterparty or borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

30

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed

31

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to enhance potential gain, manage against anticipated currency exchange rates, adjust exposure to foreign currencies and maintain the diversity and liquidity of the portfolio. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized

32

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to enhance potential gain, adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains

33

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

34

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants received a result of corporate actions. The Fund held no rights or warrants at the end of the period.

35

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$114,009	$—	$114,009
Unrealized appreciation on forward currency contracts	—	417,210	—	—	—	417,210
Total	$—	$417,210	$—	$114,009	$—	$531,219
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(679,835)	$—	$(679,835)
Unrealized depreciation on forward currency contracts	—	(329,291)	—	—	—	(329,291)
Total	$—	$(329,291)	$—	$(679,835)	$—	$(1,009,126)

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(3,351,094)	$—	$(3,351,094)
Futures contracts	—	—	—	(15,870)	—	(15,870)
Forward currency contracts	—	2,451,356	—	—	—	2,451,356
Total	$—	$2,451,356	$—	$(3,366,964)	$—	$(915,608)
Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$102,638	$—	$102,638
Futures contracts	—	—	—	1,254,520	—	1,254,520
Forward currency contracts	—	1,105,259	—	—	—	1,105,259
Total	$—	$1,105,259	$—	$1,357,158	$—	$2,462,417

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

36

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Rights/Warrants
Average amount outstanding	$88,423,701	$24,604,025	$166,512

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.45% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.45% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.45% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $6,327 and $2,921, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

37

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $153,848,614 and $193,326,076, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 71.39% of the outstanding shares of the Fund were held by 4 shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, less than 0.01% of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,741,328	$25,959,247	1,345,030	$22,152,501
Shares issued to shareholders in reinvestment of distributions	218,646	3,473,940	465,528	7,953,416
Shares repurchased	(5,124,626)	(81,703,571)	(2,243,384)	(47,286,141)
Purchase premiums	—	65,061	—	55,520
Redemption fees	—	204,253	—	118,215
Net increase (decrease)	(3,164,652)	$(52,001,070)	(432,826)	$(17,006,489)

38

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	244,409	$3,886,700	482,092	$8,116,327
Net increase (decrease)	244,409	$3,886,700	482,092	$8,116,327

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Developed World Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Developed World Stock Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

40

GMO Developed World Stock Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.60%	$1,000.00	$1,030.20	$3.02
2) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01
Class IV
1) Actual	0.55%	$1,000.00	$1,030.60	$2.77
2) Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

41

GMO Developed World Stock Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 87.95% of the Fund's income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 45.76% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

42

GMO Developed World Stock Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

43

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

44

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

45

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

46

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO Domestic Bond Fund

(A Series of GMO Trust)
Annual Report
February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Domestic Bond Fund returned +23.9% for the fiscal year ended February 28, 2010, as compared with +2.5% for the Barclays Capital U.S. Government Index. The Fund outperformed the benchmark during the fiscal year by 21.4%.

The fiscal year's outperformance stemmed from mark-to-market and maturity-at-par gains in the asset-backed securities the Fund holds directly and indirectly through its substantial investment in GMO Short Duration Collateral Fund (SDCF). SDCF primarily invests in asset-backed securities. The Fund was not actively pursuing its investment program during the fiscal year.

Asset-backed security spreads experienced tightening as pricing and liquidity conditions in securitized credit markets improved during the fiscal year. As a result, SDCF outperformed LIBOR by more than 24%. Despite improved spreads, SDCF's asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, representing 16% of its market value from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 76% of the portfolio was rated single-A or better.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited. Performance for classes may vary due to different fees.

GMO Domestic Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	91.5%
Short-Term Investments	8.3
Preferred Stocks	0.1
Forward Currency Contracts	0.0
Swaps	(0.0)
Other	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 5.7%
	Corporate Debt — 1.2%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,490,139
	U.S. Government — 4.3%
32,913,513	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a)	34,080,922
	U.S. Government Agency — 0.2%
597,423	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.94%, due 03/30/19 (b)	582,191
933,336	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.20%, due 01/01/12 (b)	919,278
	Total U.S. Government Agency	1,501,469
	TOTAL DEBT OBLIGATIONS (COST $44,856,577)	45,072,530
	PREFERRED STOCKS — 0.1%
	Banking — 0.1%
8,000	Home Ownership Funding 2 Preferred 144A, 1.00% (b)	720,000
	TOTAL PREFERRED STOCKS (COST $2,060,969)	720,000
	MUTUAL FUNDS — 94.1%
	Affiliated Issuers — 94.1%
47,223,590	GMO Short-Duration Collateral Fund	707,409,374
1,483	GMO Special Purpose Holding Fund (c)	815
1,361,302	GMO U.S. Treasury Fund	34,032,551
	TOTAL MUTUAL FUNDS (COST $797,182,438)	741,442,740

See accompanying notes to the financial statements.

2

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
44,719	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	44,719
	TOTAL SHORT-TERM INVESTMENTS (COST $44,719)	44,719
	TOTAL INVESTMENTS — 99.9% (Cost $844,144,703)	787,279,989
	Other Assets and Liabilities (net) — 0.1%	753,658
	TOTAL NET ASSETS — 100.0%	$788,033,647

See accompanying notes to the financial statements.

3

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Market Value
11,500,000	USD	3/20/2013	Barclays	(Pay)	0.61%	1.67%	Health Care	NA	$343,760
			Bank PLC				Properties
$343,760
								Premiums to (Pay) Receive	$—

^  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of February 28, 2010, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

4

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

5

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $46,962,265) (Note 2)	$45,837,249
Investments in affiliated issuers, at value (cost $797,182,438) (Notes 2 and 10)	741,442,740
Interest receivable	561,761
Receivable for open swap contracts (Note 4)	343,760
Receivable for expenses reimbursed by Manager (Note 5)	67,422
Total assets	788,252,932
Liabilities:
Payable to affiliate for (Note 5):
Management fee	60,470
Shareholder service fee	45,915
Trustees and Chief Compliance Officer of GMO Trust fees	1,561
Accrued expenses	111,339
Total liabilities	219,285
Net assets	$788,033,647
Net assets consist of:
Paid-in capital	$864,270,249
Distributions in excess of net investment income	(4,700)
Accumulated net realized loss	(19,710,948)
Net unrealized depreciation	(56,520,954)
$788,033,647
Net assets attributable to:
Class III shares	$173,619,077
Class VI shares	$614,414,570
Shares outstanding:
Class III	29,005,532
Class VI	102,522,970
Net asset value per share:
Class III	$5.99
Class VI	$5.99

See accompanying notes to the financial statements.

6

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$11,675,705
Interest	1,854,480
Dividends	32,325
Total investment income	13,562,510
Expenses:
Management fee (Note 5)	870,266
Shareholder service fee – Class III (Note 5)	350,072
Shareholder service fee – Class VI (Note 5)	350,286
Custodian, fund accounting agent and transfer agent fees	107,187
Legal fees	81,483
Audit and tax fees	74,224
Trustees fees and related expenses (Note 5)	23,779
Registration fees	7,420
Miscellaneous	17,768
Total expenses	1,882,485
Fees and expenses reimbursed by Manager (Note 5)	(655,477)
Net expenses	1,227,008
Net investment income (loss)	12,335,502
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(968,306)
Investments in affiliated issuers	58,461
Realized gains distributions from affiliated issuers (Note 10)	13,152
Closed futures contracts	(3,687,667)
Closed swap contracts	5,857,050
Written options	(996,375)
Net realized gain (loss)	276,315
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	14,491,569
Investments in affiliated issuers	161,431,419
Open futures contracts	1,547,694
Open swap contracts	(2,993,931)
Net unrealized gain (loss)	174,476,751
Net realized and unrealized gain (loss)	174,753,066
Net increase (decrease) in net assets resulting from operations	$187,088,568

See accompanying notes to the financial statements.

7

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,335,502	$58,828,164
Net realized gain (loss)	276,315	8,021,440
Change in net unrealized appreciation (depreciation)	174,476,751	(198,980,256)
Net increase (decrease) in net assets from operations	187,088,568	(132,130,652)
Distributions to shareholders from:
Net investment income
Class III	(6,119,682)	(6,956,865)
Class VI	(15,263,975)	(53,135,218)
Total distributions from net investment income	(21,383,657)	(60,092,083)
Net realized gains
Class III	(19,446,942)	(313,474)
Class VI	(41,539,732)	(2,316,108)
Total distributions from net realized gains	(60,986,674)	(2,629,582)
Return of capital
Class III	(105,823,350)	—
Class VI	(263,406,325)	—
Total distributions from return of capital	(369,229,675)	—
	(451,600,006)	(62,721,665)
Net share transactions (Note 9):
Class III	(85,021,180)	215,412,245
Class VI	79,276,331	311,273,145
Increase (decrease) in net assets resulting from net share transactions	(5,744,849)	526,685,390
Redemption fees (Notes 2 and 9):
Class III	10,529	65,120
Class VI	24,504	544,931
Increase in net assets resulting from redemption fees	35,033	610,051
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(5,709,816)	527,295,441
Total increase (decrease) in net assets	(270,221,254)	332,443,124
Net assets:
Beginning of period	1,058,254,901	725,811,777
End of period (including distributions in excess of net investment income of $4,700 and accumulated undistributed net investment income of $4,003,688, respectively)	$788,033,647	$1,058,254,901

See accompanying notes to the financial statements.

8

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007	2006
Net asset value, beginning of period	$7.99	$9.47		$9.81		$9.81	$9.84
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.09	0.39		0.42		0.43	0.13
Net realized and unrealized gain (loss)	1.33	(1.36)		(0.01)		0.06	0.16
Total from investment operations	1.42	(0.97)		0.41		0.49	0.29
Less distributions to shareholders:
From net investment income	(0.16)	(0.50)		(0.75)		(0.49)	(0.16)
From net realized gains	(0.46)	(0.01)		—		—	(0.16)
Return of capital	(2.80)	—		—		—	—
Total distributions	(3.42)	(0.51)		(0.75)		(0.49)	(0.32)
Net asset value, end of period	$5.99	$7.99		$9.47		$9.81	$9.81
Total Return(b)	23.87%	(10.39)%		4.35%		5.09%	3.02%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$173,619	$337,524		$144,286		$94,159	$125,188
Net expenses to average daily net assets(c)	0.21%	0.26	%(d)	0.25	%(d)	0.25%	0.25%
Net investment income (loss) to average daily net assets(a)	1.37%	4.43%		4.28%		4.42%	1.30%
Portfolio turnover rate	30%	68%		22%		17%	24%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.02%		0.03%		0.03%	0.02%
Redemption fees consisted of the following per share amounts:†	$0.00 (e)	$0.00	(e)	—		—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007	2006(a)
Net asset value, beginning of period	$7.99	$9.48		$9.82		$9.82	$9.93
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.09	0.44		0.57		0.48	0.24
Net realized and unrealized gain (loss)	1.33	(1.41)		(0.15)		0.02	(0.14	)(c)
Total from investment operations	1.42	(0.97)		0.42		0.50	0.10
Less distributions to shareholders:
From net investment income	(0.17)	(0.51)		(0.76)		(0.50)	(0.21)
From net realized gains	(0.46)	(0.01)		—		—	—
Return of capital	(2.79)	—		—		—	—
Total distributions	(3.42)	(0.52)		(0.76)		(0.50)	(0.21)
Net asset value, end of period	$5.99	$7.99		$9.48		$9.82	$9.82
Total Return(d)	23.87%	(10.40)%		4.42%		5.19%	0.97	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$614,415	$720,731		$581,526		$327,796	$359,958
Net expenses to average daily net assets(e)	0.12%	0.16	%(f)	0.16	%(f)	0.16%	0.16	%*
Net investment income (loss) to average daily net assets(b)	1.43%	5.02%		5.87%		4.85%	2.38	%(g)
Portfolio turnover rate	30%	68%		22%		17%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%	0.02%		0.03%		0.03%	0.02	%*
Redemption fees consisted of the following per share amounts:†	$0.00 (h)	$0.00	(h)	—		—	—

(a)  Period from July 26, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(f)  The net expense ratio does not include the effect of expense reductions (Note 2).

(g)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

(h)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

10

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund previously sought total return in excess of that of its benchmark, the Barclays Capital U.S. Government Index. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other series of the Trust. As a result, the Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset backed securities). Under normal circumstances, the Fund invests directly or indirectly at least 80% of its assets in bonds tied economically to the U.S. For these purposes, the term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. Because of the Fund's investment in SDCF, the Fund currently holds and may continue to hold material positions of below investment grade securities. The Fund also may invest a portion of its assets in foreign bonds and lower-rated securities, and in unaffiliated money market funds.

As of February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The Fund is not pursuing an active investment program. Since April 2009, the Fund has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. The Fund intends to continue this practice.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2010, shares of SDCF and GMO Special Purpose Holding Fund ("SPHF") were not publicly available for direct purchase.

On March 19, 2009, the Trustees of the Trust adopted a plan to cease the operations of the Fund within two years of that date. On October 19, 2009, the Trustees revoked that plan.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in

11

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.68% of net assets. The Fund and those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 14.75% of the net assets of the Fund.

12

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,490,139	$—	$9,490,139
U.S. Government	—	34,080,922	—	34,080,922
U.S. Government Agency	—	—	1,501,469	1,501,469
TOTAL DEBT OBLIGATIONS	—	43,571,061	1,501,469	45,072,530
Mutual Funds	741,441,925	815	—	741,442,740
Preferred Stocks	—	—	720,000	720,000
Short-Term Investments	44,719	—	—	44,719
Total Investments	741,486,644	43,571,876	2,221,469	787,279,989
Derivatives
Swap Agreements	—	—	343,760	343,760
Total	$741,486,644	$43,571,876	$2,565,229	$787,623,749

13

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in its financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 57.07% and (0.01)% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
U.S. Government Agency	$15,008,442	$(13,526,519)	$(51,453)	$(1,123,539)	$1,194,538	$—	$1,501,469
Preferred Stocks	720,000	—	—	—	—	—	720,000
Mutual Funds	1,082	—	—	—	(267)	(815)	—
Swap Agreements	3,621,898	640,660	—	(640,660)	(3,278,138)	—	343,760
Total	$19,351,422	$(12,885,859)	$(51,453)	$(1,764,199)	$(2,083,867)	$(815)	$2,565,229

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

14

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). As of February 28, 2010, all distributions have been paid in cash. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, derivative contract transactions and capital loss carryforwards.

15

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$42,318,244	$60,092,083
Net long-term capital gain	40,052,087	2,629,582
Tax return of capital	369,229,675	—
Total distributions	$451,600,006	$62,721,665

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(3,229,648)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(3,229,648)
Total	$(3,229,648)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$860,644,155	$291,609	$(73,655,775)	$(73,364,166)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any

16

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or

17

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2010 the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

18

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or a borrower of the Fund's securities), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the

19

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

20

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of

21

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by

22

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to adjust exposure to currencies and certain markets. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2010, the Fund used written option contracts to adjust exposure to currencies and certain markets. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a

23

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	$—	—	$—
Options written	—	—	—	—	(3,000)	(3,040,875)
Options exercised					3000	3,040,875
Options expired	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—
Outstanding, end of year	$—	—	$—	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset

24

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the

25

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$343,760	$—	$—	$343,760
Total	$—	$—	$343,760	$—	$—	$343,760

26

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Written options	$(996,375)	$—	$—	$—	$—	$(996,375)
Futures contracts	(3,687,667)	—	—	—	—	(3,687,667)
Swap contracts	6,497,710	—	(640,660)	—	—	5,857,050
Total	$1,813,668	$—	$(640,660)	$—	$—	$1,173,008
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,547,694	$—	$—	$—	$—	$1,547,694
Swap contracts	284,207	—	(3,278,138)	—	—	(2,993,931)
Total	$1,831,901	$—	$(3,278,138)	$—	$—	$(1,446,237)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Futures Contracts	Options	Swap Agreements
Average amount outstanding	$112,046,263	$461,538	$131,026,330

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.10% of average daily net assets. Beginning on April 3, 2009 and continuing through February 28, 2010, the Manager has voluntarily agreed to waive the Fund's management fee by 0.05%. The Manager may change or terminate this waiver at any time, and this waiver is in addition to the Manager's contractual expense reimbursement agreement described below. During any period for which the voluntary management fee waiver is in effect, the Fund will incur management fees at an annual rate lower than 0.10% of the Fund's average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other

27

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.10% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.10% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.10% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $23,779 and $7,811, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.004%	0.000%	0.008%	0.012%

28

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$34,144,423	$196,578,520
Investments (non-U.S. Government securities)	225,206,202	206,139,192

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 79.34% of the shares outstanding of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 97.79% of the Fund's shares were held by accounts for which the Manager had investment discretion.

29

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	—	$—	38,472,777	$321,100,621
Shares issued to shareholders in reinvestment of distributions	—	—	765,227	6,493,461
Shares repurchased	(13,246,482)	(85,021,180)	(12,226,577)	(112,181,837)
Redemption fees	—	10,529	—	65,120
Net increase (decrease)	(13,246,482)	$(85,010,651)	27,011,427	$215,477,365
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	12,490,708	$80,209,775	106,478,381	$970,656,989
Shares issued to shareholders in reinvestment of distributions	—	—	3,251,921	28,578,791
Shares repurchased	(144,024)	(933,444)	(80,899,819)	(687,962,635)
Redemption fees	—	24,504	—	544,931
Net increase (decrease)	12,346,684	$79,300,835	28,830,483	$311,818,076

30

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$807,523,384	$—	$—	$11,581,155	$261,559,308	$—	$707,409,374
GMO Special Purpose Holding Fund	1,082	—	—	—	—	—	815
GMO U.S. Treasury Fund	—	221,637,702	187,650,000	94,550	—	13,152	34,032,551
Totals	$807,524,466	$221,637,702	$187,650,000	$11,675,705	$261,559,308	$13,152	$741,442,740

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Domestic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

32

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.22%	$1,000.00	$1,073.50	$1.13
2) Hypothetical	0.22%	$1,000.00	$1,023.70	$1.10
Class VI
1) Actual	0.12%	$1,000.00	$1,073.70	$0.62
2) Hypothetical	0.12%	$1,000.00	$1,024.20	$0.60

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

33

GMO Domestic Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund's distributions to shareholders include $40,052,087 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2010, $18,293,296 and $20,929,007, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

34

GMO Domestic Bond Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Class	Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains From Sale of Securities & Other Property ^	Net Long-Term Capital Gains From Sale of Securities & Other Property ^	Distribution from Return of Capital
III	April 2, 2009	April 3, 2009	April 6, 2009	$0.06498125	$0.15810001	$0.30260000	$0.69789278
III	May 5, 2009	May 6, 2009	May 7, 2009	$0.01884325	$0.00000000	$0.00000000	$0.41913033
III	May 28, 2009	May 29, 2009	June 1, 2009	$0.01169854	$0.00000000	$0.00000000	$0.26022610
III	July 1, 2009	July 2, 2009	July 6, 2009	$0.01357265	$0.00000000	$0.00000000	$0.30383776
III	July 29, 2009	July 30, 2009	July 31, 2009	$0.00833248	$0.00000000	$0.00000000	$0.18817332
III	August 31, 2009	September 1, 2009	September 2, 2009	$0.00595573	$0.00000000	$0.00000000	$0.14232314
III	October 5, 2009	October 6, 2009	October 7, 2009	$0.00720726	$0.00000000	$0.00000000	$0.16678114
III	October 28, 2009	October 29, 2009	October 30, 2009	$0.00587985	$0.00000000	$0.00000000	$0.13389564
III	January 13, 2010	January 14, 2010	January 15, 2010	$0.01476937	$0.00000000	$0.00000000	$0.34161482
III	February 3, 2010	February 4, 2010	February 5, 2010	$0.00626131	$0.00000000	$0.00000000	$0.14173381
VI	April 2, 2009	April 3, 2009	April 6, 2009	$0.06546815	$0.15810001	$0.30260000	$0.69768730
VI	May 5, 2009	May 6, 2009	May 7, 2009	$0.01948517	$0.00000000	$0.00000000	$0.41881192
VI	May 28, 2009	May 29, 2009	June 1, 2009	$0.01209887	$0.00000000	$0.00000000	$0.26004804
VI	July 1, 2009	July 2, 2009	July 6, 2009	$0.01416169	$0.00000000	$0.00000000	$0.30353644
VI	July 29, 2009	July 30, 2009	July 31, 2009	$0.00880060	$0.00000000	$0.00000000	$0.18789761
VI	August 31, 2009	September 1, 2009	September 2, 2009	$0.00669333	$0.00000000	$0.00000000	$0.14172339
VI	October 5, 2009	October 6, 2009	October 7, 2009	$0.00779181	$0.00000000	$0.00000000	$0.16637419
VI	October 28, 2009	October 29, 2009	October 30, 2009	$0.00624361	$0.00000000	$0.00000000	$0.13389566
VI	January 13, 2010	January 14, 2010	January 15, 2010	$0.01599258	$0.00000000	$0.00000000	$0.34161399
VI	February 3, 2010	February 4, 2010	February 5, 2010	$0.00659742	$0.00000000	$0.00000000	$0.14173347

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

35

GMO Domestic Bond Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

36

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

37

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

38

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

39

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO Emerging Countries Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Emerging Countries Fund returned +85.5% for the fiscal year ended February 28, 2010, as compared with +94.7% for the S&P/IFCI Composite Index. The Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection was negative, accounting for a loss of 2.1% during the fiscal year. The Fund's underweights in China and Israel and overweight in Turkey contributed to relative performance. The Fund's overweights in Hungary and Thailand and underweights in India and Mexico detracted from relative performance.

Stock selection detracted 7.1% during the fiscal year. Stock selection detracted from performance in Russia, Taiwan, China, South Africa, and Brazil.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	86.8%
Preferred Stocks	10.5
Short-Term Investments	0.9
Mutual Funds	0.6
Investment Funds	0.4
Rights and Warrants	0.0
Other	0.8
100.0%
Country Summary	% of Equity Investments
Brazil	18.5%
South Korea	18.0
Russia	16.0
Taiwan	9.6
China	8.5
Turkey	7.5
Thailand	5.4
India	4.7
Egypt	1.8
Hungary	1.6
Indonesia	1.6
Mexico	1.5
South Africa	1.4
Poland	1.3
Czech Republic	1.0
United States*	0.4
Israel	0.3
Malaysia	0.3
Philippines	0.2
Argentina	0.1
Chile	0.1
Morocco	0.1
Peru	0.1
100.0%

*  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

1

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Banks	21.2%
Energy	19.4
Materials	15.9
Telecommunication Services	8.2
Semiconductors & Semiconductor Equipment	6.5
Technology Hardware & Equipment	5.2
Capital Goods	4.8
Automobiles & Components	3.2
Utilities	2.9
Software & Services	2.5
Food, Beverage & Tobacco	1.9
Transportation	1.1
Consumer Durables & Apparel	1.0
Diversified Financials	0.9
Retailing	0.9
Food & Staples Retailing	0.8
Real Estate	0.8
Media	0.5
Pharmaceuticals, Biotechnology & Life Sciences	0.5
Consumer Services	0.5
Insurance	0.4
Miscellaneous*	0.4
Household & Personal Products	0.3
Health Care Equipment & Services	0.2
100.0%

*  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

2

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 86.8%
	Argentina — 0.1%
3,788	Cresud SA Sponsored ADR	48,638
7,424	Petrobras Energia SA ADR	120,046
	Total Argentina	168,684
	Brazil — 9.7%
95,778	Banco Bradesco SA ADR	1,657,917
136,100	Banco do Brasil SA	2,242,037
46,970	Banco Santander Brasil SA ADR 144A	561,761
1,740	Centrais Eletricas Brasileiras SA ADR	28,101
5,740	Cia de Saneamento Basico do Estado de Sao Paulo ADR	195,677
12,100	Cia de Saneamento de Minas Gerais-Copasa MG *	169,399
2,610	Cia Paranaense de Energia Sponsored ADR	53,479
40,500	Companhia Brasileira de Meios de Pagamento	317,115
1,850	Companhia de Bebidas das Americas ADR	179,358
16,900	Companhia Energetica de Minas Gerais Sponsored ADR	276,653
20,809	Companhia Saneamento Basico Sao Paulo	349,475
74,374	Duratex SA *	707,873
11,500	Electrobras (Centro)	148,909
17,040	Empresa Brasileira de Aeronautica SA ADR *	374,198
31,200	Gerdau SA	346,331
56,200	Gerdau SA Sponsored ADR	828,950
18,187	Investimentos Itau SA	127,208
93,120	Itau Unibanco Holding SA ADR	1,858,675
23,800	Light SA	350,978
21,700	Lojas Renner SA	468,547
20,800	MMX Mineracao e Metalicos SA *	150,779
32,300	MRV Engenharia e Participacoes SA	234,142
24,400	Natura Cosmeticos SA	449,614
7,240	Petroleo Brasileiro SA (Petrobras)	155,044
73,880	Petroleo Brasileiro SA (Petrobras) ADR	3,150,982
37,300	Redecard SA	542,838

See accompanying notes to the financial statements.

3

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Brazil — continued
8,123	Souza Cruz SA	277,876
7,800	Tele Norte Leste Participacoes SA	161,857
2,250	Telecomunicacoes de Sao Paulo SA ADR	49,478
7,225	Usinas Siderurgicas de Minas Gerais SA	204,698
52,200	Vale SA	1,457,261
69,030	Vale SA Sponsored ADR	1,923,176
	Total Brazil	20,000,386
	Chile — 0.1%
3,200	Administradora de Fondos de Pensiones Provida SA	10,062
450	Banco Santander Chile SA ADR	28,832
1,120	Compania Cervecerias Unidas ADR	43,322
1,170	Embotelladora Andina SA ADR A Shares	18,521
1,060	Embotelladora Andina SA ADR B Shares	20,797
530	Enersis SA Sponsored ADR	11,453
	Total Chile	132,987
	China — 8.3%
4,640,000	Bank of China Ltd Class H	2,248,546
152,000	Bank of Communications Co Ltd H Shares	166,542
12,770	Ctrip.com International Ltd *	488,197
376,000	Chaoda Modern Agriculture Holdings Ltd	406,584
214,000	China Coal Energy Co Class H	339,877
1,538,000	China Construction Bank Class H	1,160,585
144,664	China Mobile Ltd	1,428,164
20,032	China Mobile Ltd Sponsored ADR	990,182
166,000	China Oilfield Services Ltd Class H	227,494
64,000	China Pacific Insurance Group Co Ltd *	260,959
1,481,083	China Petroleum & Chemical Corp Class H	1,170,261
116,000	China Shenhua Energy Co Ltd Class H	497,439
186,000	China Shipping Development Co Ltd Class H	315,608
144,149	Cosco Pacific Ltd	223,401
524,000	Denway Motors Ltd	291,722
272,000	Dongfeng Motor Group Co Ltd	395,101

See accompanying notes to the financial statements.

4

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	China — continued
696,000	GOME Electrical Appliances Holdings Ltd *	218,645
22,000	Hengan International Group Co Ltd	151,008
2,482,000	Industrial and Commercial Bank of China Ltd Class H	1,755,078
76,000	Kingboard Chemical Holdings Ltd	340,047
952,000	Maoye International Holdings	254,868
4,200	Mindray Medical International Ltd ADR	160,272
1,279,553	PetroChina Co Ltd Class H	1,426,619
1,666,000	Renhe Commercial Holdings Co Ltd	379,875
7,840	Shanda Interactive Entertainment Ltd Sponsored ADR *	355,152
42,000	Tencent Holdings Ltd	821,553
34,000	Weichai Power Co Ltd Class H	257,489
182,000	Yanzhou Coal Mining Co Ltd Class H	387,554
	Total China	17,118,822
	Czech Republic — 1.0%
1,600	Central European Media Enterprises Ltd Class A *	42,981
27,560	CEZ AS	1,263,320
2,100	Komercni Banka AS	415,344
11,000	New World Resources NV Class A	103,978
1,945	Pegas Nonwovens SA	44,653
56	Philip Morris CR AS	30,362
6,500	Telefonica 02 Czech Republic AS	153,709
	Total Czech Republic	2,054,347
	Egypt — 1.7%
44,100	Al Ezz Steel Rebars SAE	148,218
11,312	Alexandria Mineral Oils Co	85,366
69,220	Commercial International Bank	801,759
70,700	EFG-Hermes Holding SAE	375,109
7,067	Egyptian Co for Mobile Services	271,258
9,070	ElSwedy Cables Holding Co	129,909
9,000	Orascom Construction Industries	392,755
351,810	Orascom Telecom Holding SAE	392,908
12,300	Oriental Weavers Co	84,610

See accompanying notes to the financial statements.

5

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Egypt — continued
108,750	Palm Hills Developments SAE *	176,109
62,227	Sidi Kerir Petrochemicals Co	147,140
130,891	South Valley Cement *	164,449
108,454	Telecom Egypt	382,556
	Total Egypt	3,552,146
	Hungary — 1.5%
810	Egis Gyogyszergyar Nyrt	79,107
69,370	Magyar Telekom Nyrt	250,734
8,480	MOL Hungarian Oil and Gas Nyrt *	762,062
58,410	OTP Bank Nyrt *	1,604,879
2,200	Richter Gedeon Nyrt	457,433
	Total Hungary	3,154,215
	India — 4.6%
7,600	Aurobindo Pharma Ltd	151,238
10,300	Axis Bank Ltd	250,894
23,659	Bank of Baroda	298,248
79,400	Bharti Airtel Ltd	481,067
27,470	Canara Bank Ltd	234,799
12,500	Century Textiles and Industries Ltd	128,710
15,875	CESC Ltd	132,700
22,682	Glenmark Pharmaceuticals Ltd	124,089
4,500	Grasim Industries Ltd	262,611
38,037	Great Eastern Shipping Co Ltd (The)	216,434
21,500	Hindustan Petroleum Corp Ltd	160,276
207,000	IFCI Ltd	231,254
78,855	Indiabulls Financial Services Ltd	171,036
15,400	Infosys Technologies Ltd	870,388
5,540	Infosys Technologies Ltd Sponsored ADR	315,226
3,800	Jindal South West Holding Ltd *	134,388
136,600	Lanco Infratech Ltd *	135,996
2,913	Mahindra & Mahindra Ltd	63,836
31,900	Oil & Natural Gas Corp Ltd	775,129

See accompanying notes to the financial statements.

6

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	India — continued
32,474	Power Finance Corp	174,689
13,800	Punjab National Bank Ltd	269,164
106,600	Reliance Communications Ltd	362,714
49,000	Sesa Goa Ltd	428,878
12,400	Shriram Transport Finance Co Ltd	124,372
15,300	State Bank of India	651,712
23,300	Sterlite Industries India Ltd	394,566
65,200	Tata Consultancy Services Ltd	1,075,871
18,940	Tata Motors Ltd Sponsored ADR	306,449
16,593	Torrent Power Ltd	105,658
28,300	Wipro Ltd	413,228
	Total India	9,445,620
	Indonesia — 1.6%
158,500	Astra International Tbk PT	616,424
1,839,000	Bakrie Sumatera Plantations Tbk PT	100,886
471,000	Bank Negara Indonesia (Persero) Tbk PT	96,568
495,500	Bank Rakyat Tbk PT	380,382
2,828,500	Bumi Resources Tbk PT	686,473
3,763,500	Global Mediacom Tbk PT	121,402
71,000	Gudang Garam Tbk PT	198,131
1,057,000	Indah Kiat Pulp and Paper Corp Tbk PT *	232,674
320,000	International Nickel Indonesia Tbk PT	130,163
362,000	Kalbe Farma Tbk PT	60,634
308,000	Perusahaan Gas Negara PT	119,939
111,500	Semen Gresik Persero Tbk PT	90,959
273,000	Telekomunikasi Indonesia Tbk PT	243,864
90,000	United Tractors Tbk PT	165,946
	Total Indonesia	3,244,445
	Israel — 0.3%
4,780	Africa Israel Investments Ltd *	51,974
4,670	Africa Israel Properties Ltd *	71,297
15,550	Alony Hetz Properties & Investments Ltd	61,929

See accompanying notes to the financial statements.

7

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Israel — continued
4,810	Bank Hapoalim BM *	20,127
10,400	Bank Leumi Le-Israel *	44,422
550	Delek Group Ltd	122,202
1,740	IDB Holding Corp Ltd	60,273
11,290	Israel Discount Bank Ltd-Class A *	24,885
13,790	Jerusalem Economy Ltd *	107,358
26,340	Phoenix Holdings Ltd (The) *	82,035
	Total Israel	646,502
	Malaysia — 0.3%
16,900	CIMB Group Holdings Berhad	64,650
151,578	Genting Malaysia Berhad	121,190
50,400	Kulim Malaysia Berhad	105,325
40,600	Landmarks Berhad *	14,491
157,719	Lion Industries Corp Berhad	76,603
121,200	Mulpha International Berhad *	14,938
38,355	Public Bank Berhad	125,036
50,119	RHB Capital Berhad	77,737
95,000	Zelan Berhad *	17,738
	Total Malaysia	617,708
	Mexico — 1.4%
24,620	America Movil SAB de CV Class L ADR	1,097,314
7,990	Cemex SAB de CV Sponsored ADR *	76,384
88,700	Consorcio ARA SAB de CV *	60,529
105,200	Corporacion GEO SA de CV Series B *	309,959
38,900	Gruma SAB de CV Series B *	76,410
155,400	Grupo Financiero Banorte SAB de CV Class O	582,033
239,274	Grupo Mexico SA Class B	569,236
25,600	Mexichem SAB de CV	60,001
226,600	Sare Holding SA de CV Class B *	73,060
5,070	Telefonos de Mexico SAB de CV Class L Sponsored ADR	79,396
	Total Mexico	2,984,322

See accompanying notes to the financial statements.

8

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Morocco — 0.1%
400	Credit Immobilier et Hotelier	18,356
2,070	Douja Promotion Groupe Addoha SA	27,910
5,449	Maroc Telecom	98,001
20	Societe Nationale De Siderurgie	5,081
	Total Morocco	149,348
	Peru — 0.1%
8,200	Minsur SA	16,959
578	Sociedad Minera Cerro Verde SA	12,947
300	Southern Copper Corp	8,808
123,996	Volcan Compania Minera SA Class B	145,852
	Total Peru	184,566
	Philippines — 0.2%
112,000	Alliance Global Group Inc *	11,622
1,998,300	Benpres Holdings Corp *	127,947
428,500	Energy Development Corp	44,527
365,565	First Gen Corp *	75,191
829,400	Megaworld Corp	21,174
93,900	Philex Mining Corp *	27,967
38,300	Universal Robina Corp	18,044
537,500	Vista Land & Lifescapes Inc	22,604
	Total Philippines	349,076
	Poland — 1.3%
13,640	Asseco Poland SA	261,551
3,440	Bank Handlowy W Warszawie SA *	86,555
4,280	Bank Pekao SA *	232,550
25,330	Cyfrowy Polsat SA	126,088
17,940	Getin Holding SA *	55,959
5,280	Globe Trade Centre SA *	38,019
9,030	Grupa Lotos SA *	85,092
30,690	KGHM Polska Miedz SA	1,022,841
9,860	Kopex SA *	77,228

See accompanying notes to the financial statements.

9

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Poland — continued
26,960	Polski Koncern Naftowy Orlen SA *	305,076
18,200	Powszechna Kasa Oszczednosci Bank Polski SA	230,984
16,710	Telekomunikacja Polska SA	89,417
	Total Poland	2,611,360
	Russia — 15.0%
63,740	Aeroflot - Russian Airlines	118,088
23,700	Evraz Group SA GDR (Registered Shares) *	758,968
19,265,570	Federal Grid Co Unified Energy System JSC Class S *	195,411
46,530	Gazprom Neft Class S	215,121
4,800	Gazprom Neft Sponsored ADR *	110,711
303,844	Gazprom OAO Sponsored ADR	6,762,961
62,000	KamAZ *	157,804
80,180	Lukoil OAO ADR	4,210,863
39,100	Magnit OJSC Sponsored GDR (Registered Shares)	573,945
47,400	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares) *	626,703
20,240	Mechel Sponsored ADR	465,520
154,700	MMC Norilsk Nickel JSC ADR *	2,333,945
57,050	Mobile Telesystems Sponsored ADR	2,986,567
3,200	NovaTek OAO Sponsored GDR (Registered Shares)	204,034
22,400	Novolipetsk Steel GDR (Registered Shares) *	693,206
25,366	OAO Tatneft Sponsored GDR (Registered Shares)	772,834
41,700	PIK Group GDR (Registered Shares) *	191,749
338,600	Rosneft OJSC GDR	2,616,705
4,770,190	RusHydro Class S *	205,175
1,179,090	Sberbank Class S	2,953,698
15,900	Sistema JSFC Sponsored GDR *	405,650
209,100	Surgutneftegaz Sponsored ADR	1,709,510
27,880	Vimpelcom Sponsored ADR	517,174
102,400	VTB Bank OJSC GDR (Registered Shares)	493,389
25,100	X5 Retail Group NV GDR (Registered Shares) *	807,404
	Total Russia	31,087,135

See accompanying notes to the financial statements.

10

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	South Africa — 1.4%
1,400	Anglo Platinum Ltd *	129,731
16,200	Aspen Pharmacare Holdings Ltd *	149,009
69,067	Aveng Ltd	334,610
11,600	Barloworld Ltd	60,715
32,600	Discovery Holdings Ltd	142,073
74,500	FirstRand Ltd	175,590
12,300	Highveld Steel and Vanadium Corp Ltd *	107,594
4,800	Kumba Iron Ore Ltd	228,655
12,300	Naspers Ltd Class N	458,719
23,500	Reunert Ltd	167,665
13,100	Shoprite Holdings Ltd	127,178
103,468	Steinhoff International Holdings Ltd *	256,799
57,500	Telkom South Africa Ltd	249,886
14,024	Tiger Brands Ltd	319,566
	Total South Africa	2,907,790
	South Korea — 16.1%
47,312	Busan Bank	474,490
33,109	Daegu Bank	421,986
9,876	Daelim Industrial Co Ltd	606,140
5,640	Daewoo International Corp	176,199
7,297	Dongbu Insurance Co Ltd	197,966
6,474	GS Engineering & Construction Corp	486,104
7,638	GS Holdings Corp	251,253
13,767	Hana Financial Group Inc	397,142
23,640	Hanwha Chemical Corp	310,600
13,413	Hanwha Corp	494,995
3,615	Honam Petrochemical Corp	372,114
55,762	Hynix Semiconductor Inc *	1,009,132
7,127	Hyundai Heavy Industries Co Ltd	1,267,372
4,142	Hyundai Mipo Dockyard	464,060
14,349	Hyundai Mobis	1,835,597
20,742	Hyundai Motor Co	2,055,431
3,972	Hyundai Steel Co	303,705
58,733	Industrial Bank of Korea *	667,341

See accompanying notes to the financial statements.

11

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	South Korea — continued
9,718	INTOPS Co Ltd	135,309
25,970	Kangwon Land Inc	369,340
48,784	KB Financial Group Inc	2,046,957
862	KB Financial Group Inc ADR *	36,092
16,096	Kia Motors Corp	301,658
43,538	Korea Exchange Bank	477,864
6,697	Korea Investment Holdings Co Ltd	174,736
3,134	Korea Zinc Co Ltd	493,713
6,903	KT Corp	265,874
18,930	KT Corp Sponsored ADR	363,077
20,079	KT&G Corp	1,111,969
3,110	LG Chem Ltd	576,187
11,797	LG Corp	620,069
14,498	LG Display Co Ltd	434,238
25,376	LG Telecom Ltd	169,336
2,979	Lotte Shopping Co Ltd	818,631
24,458	Meritz Fire & Marine Insurance Co Ltd *	157,952
6,092	POSCO	2,799,187
2,110	POSCO ADR	243,621
47,580	Samho International Co Ltd *	120,916
2,950	Samsung Engineering Co Ltd	311,530
8,626	Samsung Electronics Co Ltd	5,529,991
38,977	Shinhan Financial Group Co Ltd	1,397,159
1,094	SK Telecom Co Ltd	163,134
40,520	SK Telecom Co Ltd ADR	675,874
12,283	SK Holdings Co Ltd	914,385
28,731	STX Pan Ocean Co Ltd	291,831
13,581	Sungwoo Hitech Co Ltd *	165,458
35,410	Woori Finance Holdings Co Ltd *	397,663
	Total South Korea	33,355,378
	Taiwan — 9.3%
107,000	Altek Corp	171,559
453,000	Asustek Computer Inc	798,931
555,000	Chi Mei Optoelectronics Corp *	380,970

See accompanying notes to the financial statements.

12

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Taiwan — continued
637,000	China Petrochemical Development Corp. *	232,344
683,014	China Steel Corp	685,590
624,048	Chinatrust Financial Holding Co Ltd	338,353
55,000	Chong Hong Construction Co Ltd	98,891
348,003	Chunghwa Telecom Co Ltd	651,393
856,299	Compal Electronics Inc	1,227,301
338,000	Evergreen Marine Corp *	202,188
229,000	Far Eastone Telecommunications Co Ltd	272,846
705,000	First Financial Holding Co Ltd	378,951
194,500	Formosa Plastics Corp	419,521
764,000	HannStar Display Corp *	152,509
872,638	Hon Hai Precision Industry Co Ltd	3,455,729
68,887	HTC Corp	696,074
315,000	Hung Sheng Construction Co Ltd	180,076
13,000	Largan Precision Co Ltd	167,491
298,009	Lite-On Technology Corp	383,585
37,375	MediaTek Inc	588,470
750,000	Mega Financial Holding Co Ltd	414,838
337,289	Nan Ya Plastics Corp	667,798
118,793	Novatek Microelectronics Corp Ltd	334,308
328,550	Pou Chen Corp	242,081
183,000	Powertech Technology Inc	622,113
2,372,000	ProMOS Technologies Inc *	142,161
425,715	Quanta Computer Inc	869,000
21,000	RichTek Technology Corp	196,014
210,000	Synnex Technology International Corp	442,556
1,233,960	Taishin Financial Holding Co Ltd *	415,242
116,787	Taiwan Mobile Co Ltd	218,856
1,153,606	Taiwan Semiconductor Manufacturing Co Ltd	2,112,268
262,000	Unimicron Technology Corp	292,862
319,132	Wistron Corp	547,369
173,000	WPG Holdings Co Ltd	278,909
	Total Taiwan	19,279,147

See accompanying notes to the financial statements.

13

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Thailand — 5.3%
221,690	Advanced Info Service Pcl (Foreign Registered) (a)	590,010
1,038,340	Asian Property Development Pcl (Foreign Registered) (a)	155,745
23,000	Bangkok Bank Pcl (a)	80,951
129,250	Bangkok Bank Pcl NVDR (a)	454,909
279,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	207,749
411,000	Bank of Ayudhya Pcl NVDR(Foreign Registered) (a)	254,499
40,000	Banpu Pcl (Foreign Registered) (a)	662,447
25,000	Banpu Pcl NVDR (a)	415,540
222,640	BEC World Pcl (Foreign Registered) (a)	154,822
543,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	201,993
250,000	CP ALL Pcl (Foreign Registered) (a)	178,436
127,000	Electricity Generating Pcl (Foreign Registered) (a)	311,126
1,153,000	G Steel Pcl (Foreign Reigstered) * (a)	11,841
3,299,950	IRPC Pcl (Foreign Registered) (a)	438,773
238,010	Kasikornbank Pcl (Foreign Registered) (a)	647,160
163,770	Kasikornbank Pcl NVDR (a)	427,981
1,428,000	Krung Thai Bank Pcl (Foreign Registered) (a)	431,471
1,196,000	LPN Development Pcl (Foreign Registered) (a)	256,744
375,000	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	303,079
95,000	PTT Chemical Pcl (Foreign Registered) (a)	228,898
165,000	PTT Exploration & Production Pcl (Foreign Registered) (a)	672,893
197,722	PTT Pcl (Foreign Registered) (a)	1,385,741
69,039	Siam Cement Pcl (Foreign Registered) (a)	477,938
50,000	Siam Cement Pcl NVDR (a)	337,067
238,000	Siam City Bank Pcl (Foreign Registered) (a)	215,730
342,150	Siam Commercial Bank Pcl (Foreign Registered) (a)	868,307
311,770	Thai Oil Pcl (Foreign Registered) (a)	407,265
248,000	Thoresen Thai Agencies Pcl (Foreign Registered) (a)	180,528
	Total Thailand	10,959,643
	Turkey — 7.4%
232,338	Akbank TAS	1,172,935
30,640	Anadolu Efes Biracilik ve Malt Sanayii AS	310,625
95,200	Arcelik AS *	321,964
185,200	Asya Katilim Bankasi AS *	436,538

See accompanying notes to the financial statements.

14

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Turkey — continued
418,970	Dogan Sirketler Grubu Holdings AS	285,718
106,374	Enka Insaat ve Sanayi AS	415,028
167,166	Eregli Demir ve Celik Fabrikalari TAS *	456,541
60,300	Ford Otomotiv Sanayi AS	360,447
118,223	Haci Omer Sabanci Holding AS	448,333
317,900	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A *	150,546
486,980	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	183,768
338,070	KOC Holding AS *	1,007,726
89,700	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	149,613
97,175	Sekerbank TAS *	141,694
64,550	Tekfen Holding AS *	208,534
44,500	Tofas Turk Otomobil Fabrikasi AS	141,480
47,084	Tupras-Turkiye Petrol Rafineriler AS	854,428
223,650	Turk Hava Yollari Anonim Ortakligi	710,610
146,080	Turk Telekomunikasyon AS	458,189
223,387	Turkcell Iletisim Hizmet AS	1,316,020
661,290	Turkiye Garanti Bankasi	2,434,223
90,063	Turkiye IS Bankasi *	237,606
195,287	Turkiye IS Bankasi Class C	542,145
192,270	Turkiye Sinai Kalkinma Bankasi AS *	248,745
305,770	Turkiye Vakiflar Bankasi TAO Class D *	698,327
176,560	Turkiye Halk Bankasi AS	1,116,218
194,000	Yapi ve Kredi Bankasi AS *	417,617
	Total Turkey	15,225,618
	TOTAL COMMON STOCKS (COST $160,168,566)	179,229,245
	PREFERRED STOCKS — 10.5%
	Brazil — 8.4%
60,280	Banco Bradesco SA 0.55%	1,039,052
46,900	Banco do Estado do Rio Grande do Sul SA Class B 1.29%	376,051
9,100	Bradespar SA 0.32%	198,552
23,300	Centrais Eletricas Brasileiras SA Class B 7.11%	369,907
25,441	Cia Energetica de Minas Gerais 2.54%	418,256

See accompanying notes to the financial statements.

15

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Brazil — continued
3,039	Companhia de Bebidas das Americas 5.60%	292,641
20,900	Companhia Paranaense de Energia Class B 0.35%	425,598
24,700	Eletropaulo Metropolitana SA 5.29%	512,821
33,308	Gerdau SA 0.59%	487,506
12,000	Gol-Linhas Aereas Inteligentes SA 3.14%	163,019
3,767	Itau Unibanco Holding SA 0.39%	76,084
120,860	Itausa-Investimentos Itau SA 0.49%	773,119
90,724	Petroleo Brasileiro SA (Petrobras) 1.01%	1,737,519
91,450	Petroleo Brasileiro SA Sponsored ADR 1.01%	3,511,680
24,950	Tele Norte Leste Participacoes ADR 6.73%	433,382
8,400	Tele Norte Leste Participacoes SA 6.68%	145,489
4,900	Telecomunicacoes de Sao Paulo SA 4.88%	106,831
32,000	Usinas Siderrurgicas de Minas Gerais SA Class A 0.95%	908,746
72,156	Vale SA Preference A 2.15%	1,774,802
147,880	Vale SA Sponsored ADR 1.93%	3,637,848
	Total Brazil	17,388,903
	Russia — 0.7%
1,407,670	Surgutneftegaz 8.19%	708,519
890	Transneft 0.97%	699,428
	Total Russia	1,407,947
	South Korea — 1.4%
7,540	Hyundai Motor Co 3.00%	270,167
6,412	Samsung Electronics Co Ltd (Non Voting) 1.65%	2,693,958
	Total South Korea	2,964,125
	TOTAL PREFERRED STOCKS (COST $18,266,144)	21,760,975
	INVESTMENT FUNDS — 0.4%
	United States — 0.4%
20,303	iShares MSCI Emerging Markets Index Fund (b)	791,005
	TOTAL INVESTMENT FUNDS (COST $776,383)	791,005

See accompanying notes to the financial statements.

16

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		RIGHTS AND WARRANTS — 0.0%
		Brazil — 0.0%
	5,611	MMX Mineracao e Metalicos SA, Expires 03/18/10 *	17,542
		Malaysia — 0.0%
	121,200	Mulpha International Bhd, Expires 03/12/10 *	712
		TOTAL RIGHTS AND WARRANTS (COST $15,246)	18,254
		MUTUAL FUNDS — 0.6%
		United States — 0.6%
		Affiliated Issuers
	51,995	GMO U.S. Treasury Fund	1,299,863
		TOTAL MUTUAL FUNDS (COST $1,300,102)	1,299,863
		SHORT-TERM INVESTMENTS — 0.9%
ZAR	898	Brown Brothers Harriman Time Deposit, 5.75%, due 03/01/10	117
HKD	2,782,585	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/01/10	358,434
USD	1,421,451	Royal Bank of Scotland Time Deposit, 0.03%, due 03/01/10	1,421,451
		TOTAL SHORT-TERM INVESTMENTS (COST $1,780,002)	1,780,002
		TOTAL INVESTMENTS — 99.2% (Cost $182,306,443)	204,879,344
		Other Assets and Liabilities (net) — 0.8%	1,636,393
		TOTAL NET ASSETS — 100.0%	$206,515,737

See accompanying notes to the financial statements.

17

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.

18

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $181,006,341) (Note 2)	$203,579,481
Investments in affiliated issuers, at value (cost $1,300,102) (Notes 2 and 10)	1,299,863
Foreign currency, at value (cost $897,871) (Note 2)	899,408
Receivable for investments sold	662,915
Receivable for Fund shares sold	121,902
Dividends and interest receivable	590,849
Foreign taxes receivable	211,309
Receivable for expenses reimbursed by Manager (Note 5)	64,054
Miscellaneous receivable	43,935
Total assets	207,473,716
Liabilities:
Payable for investments purchased	414,993
Payable for Fund shares repurchased	34,580
Payable to affiliate for (Note 5):
Management fee	102,875
Shareholder service fee	20,105
Administration fee – Class M	4,849
Trustees and Chief Compliance Officer of GMO Trust fees	432
Payable for 12b-1 fee – Class M	13,301
Payable for foreign currency purchased	433
Accrued expenses	366,411
Total liabilities	957,979
Net assets	$206,515,737

See accompanying notes to the financial statements.

19

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$260,125,142
Distributions in excess of net investment income	(65,494)
Accumulated net realized loss	(76,036,400)
Net unrealized appreciation	22,492,489
$206,515,737
Net assets attributable to:
Class III shares	$174,933,478
Class M shares	$31,582,259
Shares outstanding:
Class III	18,931,192
Class M	3,463,540
Net asset value per share:
Class III	$9.24
Class M	$9.12

See accompanying notes to the financial statements.

20

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $502,060)	$3,998,890
Interest	45,923
Dividends from affiliated issuers (Note 10)	147
Total investment income	4,044,960
Expenses:
Management fee (Note 5)	1,154,735
Shareholder service fee – Class III (Note 5)	222,128
12b-1 fee – Class M (Note 5)	73,916
Administration fee – Class M (Note 5)	59,133
Custodian and fund accounting agent fees	886,233
Audit and tax fees	112,152
Transfer agent fees	54,265
Registration fees	23,207
Legal fees	10,328
Trustees fees and related expenses (Note 5)	3,238
Miscellaneous	8,695
Total expenses	2,608,030
Fees and expenses reimbursed by Manager (Note 5)	(439,346)
Expense reductions (Note 2)	(27)
Net expenses	2,168,657
Net investment income (loss)	1,876,303
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	9,946,383
Foreign currency, forward contracts and foreign currency related transactions (net of foreign capital gains tax of $368 and Brazilian IOF tax of $26,303) (Note 2)	(128,144)
Net realized gain (loss)	9,818,239
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	79,417,072
Investments in affiliated issuers	(239)
Foreign currency, forward contracts and foreign currency related transactions	49,198
Net unrealized gain (loss)	79,466,031
Net realized and unrealized gain (loss)	89,284,270
Net increase (decrease) in net assets resulting from operations	$91,160,573

See accompanying notes to the financial statements.

21

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,876,303	$5,729,375
Net realized gain (loss)	9,818,239	(79,155,727)
Change in net unrealized appreciation (depreciation)	79,466,031	(130,209,210)
Net increase (decrease) in net assets from operations	91,160,573	(203,635,562)
Distributions to shareholders from:
Net investment income
Class III	(2,129,850)	(3,618,944)
Class M	(354,273)	(355,007)
Total distributions from net investment income	(2,484,123)	(3,973,951)
Net realized gains
Class III	(400,445)	(45,733,749)
Class M	(80,952)	(3,890,739)
Total distributions from net realized gains	(481,397)	(49,624,488)
	(2,965,520)	(53,598,439)
Net share transactions (Note 9):
Class III	12,118,023	(62,229,331)
Class M	(4,647,521)	27,387,567
Increase (decrease) in net assets resulting from net share transactions	7,470,502	(34,841,764)
Total increase (decrease) in net assets	95,665,555	(292,075,765)
Net assets:
Beginning of period	110,850,182	402,925,947
End of period (including distributions in excess of net investment income of $65,494 and $49,506, respectively)	$206,515,737	$110,850,182

See accompanying notes to the financial statements.

22

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$5.06		$15.26		$16.04		$19.20	$15.99
Income (loss) from investment operations:
Net investment income (loss)†	0.09		0.24		0.23		0.32	0.28
Net realized and unrealized gain (loss)	4.23		(8.10)		4.87		2.50	5.09
Total from investment operations	4.32		(7.86)		5.10		2.82	5.37
Less distributions to shareholders:
From net investment income	(0.12)		(0.22)		(0.30)		(0.36)	(0.35)
From net realized gains	(0.02)		(2.12)		(5.58)		(5.62)	(1.81)
Total distributions	(0.14)		(2.34)		(5.88)		(5.98)	(2.16)
Net asset value, end of period	$9.24		$5.06		$15.26		$16.04	$19.20
Total Return	85.52	%(a)	(58.58	)%(a)	30.68	%(a)	16.20%	36.38	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$174,933		$89,902		$371,540		$339,268	$346,018
Net expenses to average daily net assets	1.17	%(b)	1.16	%(c)	1.11	%(c)	1.06%	1.10%
Net investment income (loss) to average daily net assets	1.10%		2.25%		1.31%		1.74%	1.68%
Portfolio turnover rate	138%		128%		72%		58%	35%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.25%		0.14%		0.03%		—	0.01%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

23

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$5.00		$15.07		$15.90		$19.05	$15.87
Income (loss) from investment operations:
Net investment income (loss)†	0.07		0.16		0.18		0.30	0.27
Net realized and unrealized gain (loss)	4.17		(7.92)		4.82		2.44	5.00
Total from investment operations	4.24		(7.76)		5.00		2.74	5.27
Less distributions to shareholders:
From net investment income	(0.10)		(0.19)		(0.25)		(0.27)	(0.28)
From net realized gains	(0.02)		(2.12)		(5.58)		(5.62)	(1.81)
Total distributions	(0.12)		(2.31)		(5.83)		(5.89)	(2.09)
Net asset value, end of period	$9.12		$5.00		$15.07		$15.90	$19.05
Total Return	84.90	%(a)	(58.67	)%(a)	30.29	%(a)	15.89%	35.99	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$31,582		$20,948		$31,386		$29,423	$57,136
Net expenses to average daily net assets	1.47	%(b)	1.48	%(c)	1.41	%(c)	1.36%	1.39%
Net investment income (loss) to average daily net assets	0.83%		1.68%		0.99%		1.63%	1.65%
Portfolio turnover rate	138%		128%		72%		58%	35%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.25%		0.23%		0.03%		—	0.01%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Emerging Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P/IFCI Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and may invest in exchange-traded funds ("ETFs"). The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee while Class III shares bear a shareholder service fee (See Note 5). The principal economic difference between the classes of shares is the type and level of fees they bear.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

25

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 5.31% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 67.15% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

26

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund's securities in Thailand were valued at the local price and adjusted by applying a premium when the holdings are within foreign ownership limitations.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$168,684	$—	$—	$168,684
Brazil	20,000,386	—	—	20,000,386
Chile	132,987	—	—	132,987
China	2,254,762	14,864,060	—	17,118,822
Czech Republic	—	2,054,347	—	2,054,347
Egypt	—	3,552,146	—	3,552,146
Hungary	—	3,154,215	—	3,154,215
India	621,675	8,823,945	—	9,445,620
Indonesia	198,131	3,046,314	—	3,244,445
Israel	—	646,502	—	646,502
Malaysia	—	617,708	—	617,708
Mexico	2,984,322	—	—	2,984,322
Morocco	—	149,348	—	149,348
Peru	184,566	—	—	184,566
Philippines	—	349,076	—	349,076
Poland	—	2,611,360	—	2,611,360
Russia	3,969,261	27,117,874	—	31,087,135
South Africa	—	2,907,790	—	2,907,790
South Korea	1,318,664	32,036,714	—	33,355,378
Taiwan	—	19,279,147	—	19,279,147
Thailand	—	—	10,959,643	10,959,643
Turkey	237,606	14,988,012	—	15,225,618
TOTAL COMMON STOCKS	32,071,044	136,198,558	10,959,643	179,229,245

27

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stocks
Brazil	$17,388,903	$—	$—	$17,388,903
Russia	—	1,407,947	—	1,407,947
South Korea	—	2,964,125	—	2,964,125
TOTAL PREFERRED STOCKS	17,388,903	4,372,072	—	21,760,975
Investment Funds
United States	791,005	—	—	791,005
TOTAL INVESTMENT FUNDS	791,005	—	—	791,005
Rights and Warrants
Brazil	—	17,542	—	17,542
Malaysia	—	712	—	712
TOTAL RIGHTS AND WARRANTS	—	18,254	—	18,254
Mutual Funds
United States	1,299,863	—	—	1,299,863
TOTAL MUTUAL FUNDS	1,299,863	—	—	1,299,863
Short-Term Investments	1,780,002	—	—	1,780,002
Total Investments	53,330,817	140,588,884	10,959,643	204,879,344
Total	$53,330,817	$140,588,884	$10,959,643	$204,879,344

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net value of the Fund's direct investments in securities using Level 3 inputs was 5.31% of total net assets.

28

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Common Stocks
Thailand	$5,352,748	$2,531,586	$—	$(1,575,780)	$4,651,089	$—	$10,959,643
Total	$5,352,748	$2,531,586	$—	$(1,575,780)	$4,651,089	$—	$10,959,643

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

29

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Effective October 20, 2009, the Fund is subject to a 2% Imposto sobre Operacoes Financeiras (IOF) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. In addition, effective November 19, 2009, the Fund may be subject to a 1.5% IOF transaction tax levied by the Brazilian government on foreign exchange transactions in connection with the issuance of depository receipts. The IOF tax has been included in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions and passive foreign investment company transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$2,486,135	$7,965,253
Net long-term capital gain	479,385	45,633,186
Total distributions	$2,965,520	$53,598,439

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

30

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$37,514
Other Tax Attributes:
Capital loss carryforwards	$(66,924,180)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(66,924,180)
Total	$(66,924,180)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$191,517,268	$19,026,369	$(5,664,293)	$13,362,076

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of

31

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying fund (See Note 5).

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers,

32

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

custodians, escrow agents, and issuers. The Fund needs to maintain a license to invest in many foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging countries and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Smaller Company Risk — The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Focused Investment Risk (increased risk from the Fund's focus on investments in a limited number of countries and geographic regions), Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

33

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain

34

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

35

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rates. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set

36

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

37

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

38

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$18,254	$—	$18,254
Total	$—	$—	$—	$18,254	$—	$18,254

39

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$12,952	$—	$12,952
Forward currency contracts	—	20,805	—	—	—	20,805
Total	$—	$20,805	$—	$12,952	$—	$33,757
Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$21,687	$—	$21,687
Forward currency contracts	—	(32,067)	—	—	—	(32,067)
Total	$—	$(32,067)	$—	$21,687	$—	$(10,380)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Rights/ Warrants
Average amount outstanding	$198,837	$8,104

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan underwhich the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of

40

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 1.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, administration fees, distribution (12b-1) fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 1.00% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 1.00% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $3,238 and $1,368, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
< 0.001%	0.000%	0.000%	< 0.001%

41

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $240,691,124 and $234,512,760, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 61.69% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.18% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 2.61% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.   Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,133,669	$35,599,651	8,395,532	$66,791,311
Shares issued to shareholders in reinvestment of distributions	226,027	2,048,239	4,479,699	46,605,889
Shares repurchased	(3,185,221)	(25,529,867)	(19,463,147)	(175,626,531)
Net increase (decrease)	1,174,475	$12,118,023	(6,587,916)	$(62,229,331)

42

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class M:	Shares	Amount	Shares	Amount
Shares sold	367,766	$2,886,620	6,833,888	$59,787,842
Shares issued to shareholders in reinvestment of distributions	48,468	435,225	433,569	4,245,746
Shares repurchased	(1,142,455)	(7,969,366)	(5,160,510)	(36,646,021)
Net increase (decrease)	(726,221)	$(4,647,521)	2,106,947	$27,387,567

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$4,400,138	$3,100,096	$147	$—	$1,299,863
Totals	$—	$4,400,138	$3,100,096	$147	$—	$1,299,863

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

43

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Countries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

44

GMO Emerging Countries Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.18%	$1,000.00	$1,104.50	$6.16
2) Hypothetical	1.18%	$1,000.00	$1,018.94	$5.91
Class M
1) Actual	1.48%	$1,000.00	$1,102.30	$7.71
2) Hypothetical	1.48%	$1,000.00	$1,017.46	$7.40

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

45

GMO Emerging Countries Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund's distributions to shareholders include $479,385 from long-term capital gains.

During the year ended February 28, 2010, the Fund paid foreign taxes of $500,886 and recognized foreign source income of $4,499,776.

For taxable, non-corporate shareholders, 85.96% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

46

GMO Emerging Countries Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

47

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

48

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

49

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

50

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

52

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Emerging Country Debt Fund returned +56.0% for the fiscal year ended February 28, 2010, as compared with +30.9% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 25.0%. EMBIG spreads over U.S. Treasuries tightened 345 basis points to 311 basis points, while the yield on the 10-year U.S. Treasury bond rose by 75 basis points to 3.61%.

The biggest gainers of the fiscal year were Pakistan (+130.8%), Ukraine (+114.3%), and Iraq (+97.4%). The worst performing countries for the year were China (+7.8%), Egypt (+8.3%), and Poland (+12.0%).

Market selection added 6.5% of relative performance, primarily from the Argentina and Ukraine overweights and underweights in Brazil, Mexico and China. Underweighting Indonesia and overweighting Egypt partially offset these gains. Security selection added 17.6% of positive relative performance. The largest contribution came from the Argentina defaulted bonds and judgments. Non-index restructured Congo bonds outperformed the index, as did defaulted Ivory Coast bonds, also expected to be restructured soon. Bond selection was positive in Philippines and Russia, partially offset by holdings in Colombia and Mexico. Asset-backed securities, which averaged 14% of the portfolio over the fiscal year, added 2.7% to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBIG As of February 28, 2010

$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2/29/00
$9,950,000
$37,155,640
$26,676,470
$26,676,400
GMO Emerging Country Debt Fund
J.P. Morgan EMBIG
J.P. Morgan EMBIG +*

Average Annual Total Returns	1 Year	5 Year	10 Year
Class III	54.39%	7.67%	14.03%
Class IV	54.47%	7.75%	14.10%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and 0.50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*   J.P. Morgan EMBIG + represents the J.P. Morgan EMBI + prior to December 31, 1999 and the J.P. Morgan EMBIG thereafter. The Manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	105.6%
Loan Participations	6.0
Short-Term Investments	3.9
Loan Assignments	1.9
Rights and Warrants	0.6
Options Purchased	0.2
Promissory Notes	0.1
Forward Currency Contracts	0.1
Futures	0.0
Written Options	(0.1)
Swaps	(1.1)
Reverse Repurchase Agreements	(20.0)
Other	2.8
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Country / Region Summary**	% of Investments
Russia	10.1%
Venezuela	9.5
Argentina	7.7
Philippines	7.5
Brazil	5.7
Mexico	5.5
Turkey	5.4
Colombia	4.6
Indonesia	3.3
Ukraine	3.0
Ivory Coast	3.0
Uruguay	2.6
United States	2.5
Peru	2.4
Dominican Republic	2.3
Congo Republic	2.2
Egypt	2.1
Vietnam	2.0
Iraq	1.7
El Salvador	1.6
Greece	1.4
Angola	1.3
Italy	1.2
Austria	0.9
Bahamas	0.8
Pakistan	0.8
Serbia	0.7
South Africa	0.7
Sri Lanka	0.6
Israel	0.6
Albania	0.6
Trinidad	0.6
Tunisia	0.6
Bosnia	0.4
Belize	0.4
United Kingdom	0.3
Aruba	0.3
Gabon	0.3
Chile	0.3
South Korea	0.3
Lithuania	0.3

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Country / Region Summary**	% of Investments
India	0.3%
Panama	0.2
Croatia	0.2
Jamaica	0.2
Ecuador	0.2
Costa Rica	0.2
Qatar	0.2
Kazakhstan	0.2
Bulgaria	0.1
Georgia	0.1
Malaysia	0.1
Nicaragua	0.0
Ghana	0.0
Romania	(0.0)
Lebanon	(0.1)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (positive for long positions and negative for short positions) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table reflects net country exposures, including exposures achieved with leveraging associated with reverse repurchase agreements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 101.0%
		Albania — 0.2%
		Foreign Government Obligations
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	3,566,632
		Argentina — 13.0%
		Foreign Government Obligations — 10.3%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	2,835,000
USD	85,000	Republic of Argentina, 11.75%, due 06/15/15 (b)	35,700
USD	10,000,000	Republic of Argentina, 8.88%, due 03/01/29 (b)	4,200,000
EUR	29,680	Republic of Argentina, 7.82%, due 12/31/33 (b)	22,026
GBP	3,247,000	Republic of Argentina, MTN, Series LELI, 10.00%, due 06/25/07 (b)	1,980,410
USD	1,000,000	Republic of Argentina, Series 2008, 15.50%, due 12/19/49 (b)	420,000
USD	7,311,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03 (b)	3,070,620
USD	46,000,000	Republic of Argentina, Series F, 0.00%, due 10/15/04 (b) (c)	11,270,000
USD	30,000,000	Republic of Argentina, Series SPAN, 0.00%, due 11/30/02 (b)	13,500,000
USD	2,587,924	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31 (b)	1,086,928
USD	23,885,922	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	15,203,389
EUR	7,514,039	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	5,576,164
ARS	99,923	Republic of Argentina Discount Bond, 5.83%, due 12/31/33 (c)	63,601
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 1.82%, due 03/31/23 (b)	1,466,547
EUR	214,900,000	Republic of Argentina GDP Linked, 2.84%, due 12/15/35 (d)	13,167,838
ARS	28,000,000	Republic of Argentina GDP Linked, 3.72%, due 12/15/35 (c) (d)	281,597
DEM	5,000,000	Republic of Argentina Global Bond, Step Down, 9.00%, due 11/19/08 (b)	1,305,376
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg S, 3 mo. LIBOR + 5.75%, 6.03%, due 04/06/04 (b)	8,161,400
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08 (b)	1,930,139
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 0.63%, due 12/31/38 (c)	1,891,052
USD	21,000,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	6,279,000
EUR	265,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	99,591,097
USD	1,815,200	Republic of Argentina Pro 4, 2.00%, due 12/28/10 (b)	110,157
			193,448,041

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Judgments — 2.7%
USD	3,540,000	Republic of Argentina, 8.88%, due 03/01/29 (b) (c) (e)	1,189,440
USD	43,132,075	Republic of Argentina Global Capitalization Bond, Series 2031, 12.00%, due 06/19/31 (b) (c) (e)	14,492,377
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 1.44%, due 03/31/23 (b) (c) (e)	14,080,000
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19 (b) (c) (e)	8,919,120
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20 (b) (c) (e)	2,328,816
USD	8,000,000	Republic of Argentina Global Bond, 9.75%, due 09/19/27 (b) (c) (e)	2,688,000
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/29/08 (b) (c) (e)	66,605
USD	3,235,359	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18 (b) (c) (e)	1,087,081
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (c) (e)	6,600,000
			51,451,439
		Total Argentina	244,899,480
		Aruba — 0.8%
		Foreign Government Obligations
USD	9,000,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	9,360,000
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	5,075,000
		Total Aruba	14,435,000
		Bahamas — 0.7%
		Foreign Government Obligations
USD	13,000,000	Commonwealth of Bahamas, 144A, 6.95%, due 11/20/29	12,954,500
		Belize — 0.4%
		Foreign Government Obligations
USD	11,425,000	Government of Belize, Reg S, Step Up, 4.25%, due 02/20/29	7,083,500
		Bosnia & Herzegovina — 0.6%
		Foreign Government Obligations
DEM	20,700,080	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.81%, due 12/11/17	10,952,672

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Brazil — 4.6%
		Corporate Debt — 0.5%
USD	9,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	9,000,000
		Foreign Government Agency — 0.5%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, 144A, 5.50%, due 07/12/20	8,853,750
		Foreign Government Obligations — 3.6%
USD	6,733,334	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	6,800,667
USD	263,637	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	257,047
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34 (f)	52,500,000
USD	8,000,000	Republic of Brazil, 7.13%, due 01/20/37	9,080,000
			68,637,714
		Total Brazil	86,491,464
		Colombia — 1.2%
		Foreign Government Agency — 0.5%
USD	8,000,000	Ecopetrol SA, 7.63%, due 07/23/19	8,720,000
		Foreign Government Obligations — 0.7%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,240,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	4,465,000
			13,705,000
		Total Colombia	22,425,000
		Congo Republic (Brazzaville) — 3.1%
		Foreign Government Obligations
USD	1,425,000	Republic of Congo, Series INTL, 3.00%, due 06/30/29	755,250
USD	109,865,600	Republic of Congo, Series US, 3.00%, due 06/30/29	57,954,104
		Total Congo Republic (Brazzaville)	58,709,354

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Costa Rica — 0.2%
		Foreign Government Obligations
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,850,825
		Dominican Republic — 3.1%
		Asset-Backed Securities — 0.9%
USD	15,251,174	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	11,133,357
USD	7,867,223	Autopistas Del Nordeste Ltd., 144A, 9.39%, due 04/15/24	5,743,073
			16,876,430
		Foreign Government Obligations — 2.2%
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,315,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.29%, due 08/30/24	32,130,535
			41,445,535
		Total Dominican Republic	58,321,965
		Ecuador — 0.1%
		Foreign Government Obligations
USD	13,587,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30 (b)	2,717,400
USD	1,885,265	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.25%, due 02/27/15 (c)	286,560
		Total Ecuador	3,003,960
		Egypt — 0.1%
		Corporate Debt
USD	985,030	Petroleum Export, 144A, 5.27%, due 06/15/11	980,105
		El Salvador — 1.3%
		Foreign Government Obligations
USD	24,700,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	25,194,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Gabon — 0.4%
		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	7,481,250
		Grenada — 0.1%
		Foreign Government Obligations
USD	6,000,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	2,340,000
		Indonesia — 2.2%
		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, 144 A, 7.75%, due 01/20/20	11,024,000
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	30,225,000
		Total Indonesia	41,249,000
		Iraq — 0.6%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	11,737,500
		Israel — 0.7%
		Foreign Government Agency
USD	13,000,000	Israel Electric Corp. Ltd., 144A, 7.25%, due 01/15/19	13,975,000
		Ivory Coast — 3.5%
		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FRF, Step Up, 4.00%, due 03/31/28 (b)	5,916,094
USD	46,850,000	Ivory Coast FLIRB, Series YR20, Step Up, 4.00%, due 03/31/18 (b)	25,533,250
FRF	85,905,000	Ivory Coast FLIRB, Series FRF, Step Up, 4.00%, due 03/30/18 (b)	9,361,984
FRF	256,889,500	Ivory Coast PDI, Series FRF, Step Up, 2.90%, due 03/31/18 (b)	25,329,705
		Total Ivory Coast	66,141,033
		Jamaica — 0.3%
		Foreign Government Agency
USD	2,500,000	Air Jamaica Ltd., Reg S, 8.13%, due 06/14/27	2,025,000
USD	3,535,714	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	3,465,000
		Total Jamaica	5,490,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Lithuania — 0.2%
		Foreign Government Obligations
USD	4,000,000	Republic of Lithuania, 144A, 7.38%, due 02/11/20	4,110,000
		Malaysia — 0.7%
		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	12,523,858
		Mexico — 7.2%
		Foreign Government Agency — 4.8%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	12,779,359
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	33,604,778
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	43,762,076
			90,146,213
		Foreign Government Obligations — 2.4%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	45,163,146
		Total Mexico	135,309,359
		Nicaragua — 0.1%
		Foreign Government Obligations
USD	2,463,198	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	2,306,538
		Pakistan — 0.8%
		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	14,400,000
		Peru — 1.6%
		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	5,478,880
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,687,500
USD	4,625,077	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15 (b) (c)	2,855,593
USD	1,539,783	Peru Trust, Series 1998 I-P, Zero Coupon, due 03/10/16 (b) (c)	950,686
USD	1,640,372	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/19/16 (b) (c)	1,012,791
		Total Peru	30,985,450

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Philippines — 7.4%
		Foreign Government Agency — 4.3%
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	8,946,250
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	66,540,000
USD	6,296,000	Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, due 12/02/24	6,477,010
			81,963,260
		Foreign Government Obligations — 3.1%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	40,642,140
USD	9,000,000	Republic of Philippines, 8.38%, due 06/17/19	10,811,700
USD	6,843,000	Republic of Philippines, 8.38%, due 02/15/11	7,279,583
			58,733,423
		Total Philippines	140,696,683
		Qatar — 0.2%
		Foreign Government Agency
USD	3,500,000	Qtel International Finance Ltd., 144A, 7.88%, due 06/10/19	3,955,000
		Russia — 9.7%
		Corporate Debt — 8.2%
USD	17,000,000	Gaz Capital SA, 144A, 9.25%, due 04/23/19	19,528,750
USD	70,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19 (f)	80,642,250
USD	10,853,123	Gazprom International SA, Reg S, 7.20%, due 02/01/20	11,355,080
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,490,320
USD	14,900,000	Transcapital Ltd. (Transneft), 144A, 8.70%, due 08/07/18	17,358,500
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	18,572,500
			155,947,400
		Foreign Government Agency — 1.5%
USD	2,500,000	RSHB Capital SA, 144A, 9.00%, due 06/11/14	2,813,225
USD	22,500,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	22,297,500
USD	2,300,000	RSHB Capital SA, 144A, 7.75%, due 05/29/18	2,455,250
			27,565,975
		Total Russia	183,513,375

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Senegal — 0.3%
		Foreign Government Obligations
USD	5,000,000	Republic of Senegal, 8.75%, due 12/22/14	4,900,000
		Serbia — 0.8%
		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	14,517,045
		South Africa — 0.8%
		Foreign Government Agency — 0.4%
USD	3,000,000	African Export-Import Bank, 8.75%, due 11/13/14	3,210,000
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	1,935,526
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	3,000,427
			8,145,953
		Foreign Government Obligations — 0.4%
USD	2,000,000	Republic of South Africa, 5.88%, due 05/30/22	2,030,000
USD	4,000,000	Republic of South Africa, 6.88%, due 05/27/19	4,460,000
			6,490,000
		Total South Africa	14,635,953
		South Korea — 0.7%
		Foreign Government Agency — 0.4%
USD	4,000,000	Korea Gas Corp, 144A, 6.00%, due 07/15/14	4,344,933
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	4,234,800
			8,579,733
		Foreign Government Obligations — 0.3%
USD	5,000,000	Republic of Korea, 5.75%, due 04/16/14	5,469,032
		Total South Korea	14,048,765
		Sri Lanka — 1.1%
		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	20,425,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Trinidad And Tobago — 0.7%
		Foreign Government Agency
USD	1,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	1,127,500
USD	11,000,000	Petroleum Company of Trinidad and Tobago Ltd., 144A, 9.75%, due 08/14/19	12,402,500
		Total Trinidad And Tobago	13,530,000
		Tunisia — 0.2%
		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	4,205,166
		Turkey — 2.1%
		Foreign Government Obligations
USD	41,000,000	Republic of Turkey, 6.75%, due 05/30/40	40,077,500
		Ukraine — 1.2%
		Foreign Government Agency — 0.4%
USD	9,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	8,100,000
		Foreign Government Obligations — 0.8%
USD	18,000,000	City of Kyiv, Reg S, 8.25%, due 11/26/12	15,165,000
		Total Ukraine	23,265,000
		United States — 15.2%
		Asset-Backed Securities — 2.8%
USD	3,923,282	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.71%, due 05/15/24	1,490,847
USD	190,827	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.57%, due 10/25/34	106,863
USD	1,502,494	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.67%, due 10/25/30	901,496
USD	21,902,862	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.47%, due 12/15/35	8,980,173
USD	15,885,282	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.47%, due 12/15/35	5,003,864
USD	11,629,887	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.43%, due 05/15/36	2,558,575
USD	4,841,917	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.58%, due 11/25/35	888,008

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	12,418,826	Greenpoint Mortgage Funding Trust, Series 07-HE1, Class A1, XL, 1 mo. LIBOR + .15%, 0.38%, due 12/13/32	1,881,452
USD	3,326,199	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.42%, due 11/25/35	2,996,573
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.46%, due 05/25/37	230,233
USD	9,411,298	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.39%, due 08/25/36	3,689,135
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.39%, due 10/25/36	4,322,500
USD	9,810,143	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.40%, due 03/25/36	5,395,579
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 11/25/36	4,837,500
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.45%, due 11/25/36	4,577,936
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.45%, due 02/25/37	1,699,983
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.59%, due 04/25/37	2,660,000
			52,220,717
		U.S. Government — 12.4%
USD	50,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29 (f)	55,375,000
USD	72,355,325	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (d) (f) (g)	74,921,696
USD	100,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21 (f)	60,830,000
USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23 (f)	26,952,300
USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23 (f)	16,666,560
			234,745,556
		Total United States	286,966,273
		Uruguay — 3.6%
		Foreign Government Obligations
USD	35,851,571	Republic of Uruguay, 7.63%, due 03/21/36	38,361,181
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	2,832,232

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Foreign Government Obligations — continued
EUR	10,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	14,229,245
JPY	1,153,600,000	Republica Oriental de Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11 (c)	12,704,665
		Total Uruguay	68,127,323
		Venezuela — 7.9%
		Foreign Government Agency — 0.4%
USD	16,000,000	Petroleos de Venezuela, 5.38%, due 04/12/27	7,800,000
		Foreign Government Obligations — 7.5%
USD	49,700,000	Republic of Venezuela, 8.25%, due 10/13/24	32,926,250
USD	124,500,000	Republic of Venezuela, Reg S, 7.75%, due 10/13/19 (f)	84,971,250
USD	20,500,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	14,401,250
USD	15,500,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	9,183,750
			141,482,500
		Total Venezuela	149,282,500
		Vietnam — 1.3%
		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.50%, due 03/13/28	3,235,000
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	15,158,125
USD	6,000,000	Socialist Republic of Vietnam, 144A, 6.75%, due 01/29/20	6,052,500
		Total Vietnam	24,445,625
		TOTAL DEBT OBLIGATIONS (COST $2,100,784,498)	1,908,508,653
		LOAN ASSIGNMENTS — 1.9%
		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, due 03/07/13	1,920,500
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, due 07/08/13	1,897,500
		Total Angola	3,818,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Dominican Republic — 0.2%
USD	4,400,180	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.14%, due 08/15/15	3,383,299
		Indonesia — 1.0%
JPY	89,640,000	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 1.34%, due 03/28/13	908,053
USD	1,826,000	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.19%, due 03/29/13	1,643,400
USD	3,587,542	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.31%, due 12/14/19	2,904,568
USD	3,587,542	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.31%, due 12/14/19	2,904,568
USD	4,784,916	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.31%, due 12/14/19	3,873,993
USD	2,191,454	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	1,906,565
USD	2,607,114	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .75%, 1.33%, due 12/01/19	2,268,189
EUR	2,148,237	Republic of Indonesia, Indonesia Paris Club Debt, due 06/01/21 (h)	2,149,984
		Total Indonesia	18,559,320
		Vietnam — 0.5%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 1.93%, due 06/26/15 (c)	9,570,965
		TOTAL LOAN ASSIGNMENTS (COST $39,187,789)	35,331,584
		LOAN PARTICIPATIONS — 6.0%
		Egypt — 0.2%
CHF	4,589,831	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24 (h)	3,851,477
		Indonesia — 1.5%
USD	588,913	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.31%, due 12/14/19	478,809
USD	441,544	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.31%, due 12/14/19	358,991

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		Indonesia — continued
USD	441,544	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.31%, due 12/14/19	358,991
JPY	529,953,061	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR +.88%, 1.40%, due 03/28/13	5,368,425
USD	16,333,249	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.52%, due 02/12/13	13,883,262
USD	9,386,866	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.51%, due 09/29/19	8,166,574
		Total Indonesia	28,615,052
		Iraq — 2.2%
JPY	636,200,022	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), 4.85%, due 01/01/28	4,484,371
JPY	4,868,991,048	Republic of Iraq Paris Club Loan Agreement, (Participation with Deutsche Bank), 4.85%, due 01/01/28	34,528,761
USD	3,402,097	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 6 mo. LIBOR +.50%, 1.02%, due 01/01/28	1,495,562
		Total Iraq	40,508,694
		Russia — 0.8%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b) (c)	15,585,200
		Vietnam — 1.3%
JPY	2,494,032,651	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 1.20%, due 09/01/17	24,422,403
		TOTAL LOAN PARTICIPATIONS (COST $97,393,477)	112,982,826
		PROMISSORY NOTES — 0.1%
		Dominican Republic — 0.1%
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	586,785
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/10	735,524
		Total Dominican Republic	1,322,309

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value / Principal Amount / Shares		Description	Value ($)
		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 08/07/07 (b) (c) (i)	331,250
		TOTAL PROMISSORY NOTES (COST $4,789,501)	1,653,559
		OPTIONS PURCHASED — 0.1%
		Options on Interest Rates — 0.0%
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, Expires 03/16/10, Strike 2.19%	—
TWD	1,849,200,000	TWD Interest Rate Floor Call Option, Expires 03/16/10, Strike 2.19%	242,332
		Total Options on Interest Rates	242,332
		Options on Interest Rate Swaps — 0.1%
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	2,089,879
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	86,602
		Total Options on Interest Rate Swaps	2,176,481
		TOTAL OPTIONS PURCHASED (COST $4,251,983)	2,418,813
		MUTUAL FUNDS — 4.8%
		United States — 4.8%
		Affiliated Issuers
	3,976,082	GMO Short-Duration Collateral Fund	59,561,708
	21,409	GMO Special Purpose Holding Fund (j)	11,775
	4,586	GMO U.S. Treasury Fund	114,662
	1,515,449	GMO World Opportunity Overlay Fund	32,279,057
		Total United States	91,967,202
		TOTAL MUTUAL FUNDS (COST $100,455,733)	91,967,202
		RIGHTS AND WARRANTS — 0.6%
		Nigeria — 0.1%
	25,000	Central Bank of Nigeria Warrants, Expires 11/15/20 *	2,875,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Venezuela — 0.5%
214,770	Republic of Venezuela Oil Warrants, Expires 04/15/20 * (c) (k)	2,899,395
205,145	Republic of Venezuela Oil Warrants, Expires 04/15/20 *	5,538,915
6,660	Republic of Venezuela Oil Warrants, Expires 04/15/20 *	179,820
	Total Venezuela	8,618,130
	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (c)	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	11,493,130
	SHORT-TERM INVESTMENTS — 3.6%
	Money Market Funds — 3.6%
41,943,964	State Street Institutional Liquid Reserves Fund-Institutional Class	41,943,964
25,956,915	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	25,956,915
	TOTAL SHORT-TERM INVESTMENTS (COST $67,900,879)	67,900,879
	TOTAL INVESTMENTS — 118.1% (Cost $2,414,763,860)	2,232,256,646
	Other Assets and Liabilities (net) — (18.1%)	(342,695,413)
	TOTAL NET ASSETS — 100.0%	$1,889,561,233

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
4/27/10	EUR	295,000,000	$401,656,985	$86,700
3/30/10	GBP	20,000,000	30,490,066	1,829,934
3/09/10	JPY	5,500,000,000	61,907,352	(454,838)
			$494,054,403	$1,461,796

#  Fund sells foreign currency; buys USD.

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	19,724,792	Barclays Bank, 0.85%, dated 12/17/09, to be repurchased on demand at face value plus accrued interest. (l)	$(19,758,790)
USD	10,148,646	Barclays Bank, 0.85%, dated 12/28/09, to be repurchased on demand at face value plus accrued interest. (l)	(10,163,023)
USD	52,613,750	Barclays Bank, 0.20%, dated 02/12/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/18/10.	(52,617,550)
USD	29,437,500	Barclays Bank, 0.25%, dated 02/26/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 04/15/10.	(29,437,500)
USD	26,062,500	Barclays Bank, 0.25%, dated 02/26/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 04/15/10.	(26,062,500)
USD	16,125,000	Barclays Bank, 0.25%, dated 02/26/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 04/15/10.	(16,125,000)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Reverse Repurchase Agreements — continued

Face Value		Description	Market Value
USD	40,296,250	Deutsche Bank AG, 0.60%, dated 12/02/09, to be repurchased on demand at face value plus accrued interest. (l)	$(40,354,677)
USD	15,142,000	Deutsche Bank AG, 0.60%, dated 01/25/10, to be repurchased on demand at face value plus accrued interest. (l)	(15,150,076)
USD	27,875,000	Deutsche Bank AG, 0.16%, dated 02/17/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/19/10.	(27,876,239)
USD	14,142,083	JP Morgan Chase Bank, 1.00%, dated 01/25/10, to be repurchased on demand at face value plus accrued interest. (l)	(14,154,654)
USD	23,611,389	JP Morgan Chase Bank, 0.75%, dated 01/14/10, to be repurchased on demand at face value plus accrued interest. (l)	(23,633,526)
USD	29,187,500	JP Morgan Chase Bank, 0.25%, dated 02/03/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/15/10.	(29,192,770)
			$(304,526,305)

Average balance outstanding	$(149,504,592)
Average interest rate	0.72%
Maximum balance outstanding	$(305,798,910)
Average shares outstanding	270,865,465
Average balance per share outstanding	$(0.55)
Days outstanding	365

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
3,000,000	USD	3/29/2010	JP Morgan	Receive	4.70%	1.63%	Arab	3,000,000	USD	$66,651
			Chase Bank				Republic of
							Egypt
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	N/A	Reference security within CDX Index	N/A		(731,708)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	8.35%	Republic of Argentina	N/A		81,016
75,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	0.27%	Republic of Brazil	N/A		(489,637)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	8.35%	Republic of Argentina	N/A		73,257
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	1.14%	Republic of Turkey	N/A		17,735
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	8.66%	Republic of Argentina	N/A		152,686
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	8.66%	Republic of Argentina	N/A		90,722
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	15.35%	Government of Ukraine	5,000,000	USD	(190,909)
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	15.4%	Government of Ukraine	7,000,000	USD	(292,170)
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	75%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(844,318)
35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	1.12%	Republic of Philippines	N/A		37,034
30,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	1.5%	Gazprom OAO	N/A		(37,386)
20,000,000	USD	10/20/2010	Goldman Sachs	(Pay)	2.74%	0.7%	Petroleos Mexicanos	N/A		(462,613)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
5,000,000	USD	10/25/2010	Deutsche	Receive	4.60%	15.78%	Government	5,000,000	USD	$(270,486)
			Bank AG				of Ukraine
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	11.32%	Republic of Argentina	N/A		541,155
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	11.32%	Republic of Argentina	N/A		277,367
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	16.24%	Government of Ukraine	5,000,000	USD	(466,303)
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	16.31%	Government of Ukraine	7,000,000	USD	(672,632)
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	51.74%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,049,683)
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	5.47%	Republic of Iraq	N/A		32,007
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	4.83%	Republic of Iraq	N/A		(36,654)
10,000,000	USD	3/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	10.65%	Government of Ukraine	N/A		468,250
5,000,000	USD	3/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	10.65%	Government of Ukraine	N/A		234,125
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	15.84%	Government of Ukraine	5,000,000	USD	(502,030)
4,000,000	USD	5/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	8.43%	Republic of Jamaica	N/A		156,562
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	4.93%	Islamic Republic of Pakistan	N/A		346,758
11,000,000	USD	6/20/2011	JP Morgan Chase Bank	(Pay)	1.35%	N/A	Reference security within CDX Index	N/A		219,863

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
34,000,000	USD	6/20/2011	Deutsche	(Pay)	1.35%	N/A	Reference	N/A		$679,575
			Bank AG				security
							within CDX
							Index
6,000,000	USD	6/20/2011	JP Morgan Chase Bank	Receive	3.75%	4.97%	Republic of Georgia	6,000,000	USD	(51,513)
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	10.42%	Government of Ukraine	9,000,000	USD	(566,893)
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	15.09%	Government of Ukraine	5,000,000	USD	(621,616)
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	15.03%	Government of Ukraine	7,000,000	USD	(861,851)
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	0.47%	United Mexican States	620,000,000	MXN	(46,555)
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	0.74%	United Mexican States	N/A		48,921
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	49.73%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,314,828)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	12.23%	Republic of Argentina	N/A		912,466
45,000,000	USD	10/20/2011	Goldman Sachs	(Pay)	12.35%	12.23%	Republic of Argentina	N/A		(2,069,350)
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	14.66%	Government of Ukraine	5,000,000	USD	(628,380)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	12.3%	Republic of Argentina	N/A		1,205,503
6,041,760	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	2.31%	Stemcor UK Ltd.	6,041,760	USD	34,763
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	0.86%	Petroleos Mexicanos	N/A		11,948

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
65,000,000	USD	12/20/2011	JP Morgan	(Pay)	1.40%	N/A	Reference	N/A		$1,624,639
			Chase Bank				security
							within CDX
							Index
8,500,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	1.52%	Republic of Kazakhstan	N/A		231,735
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	1.14%	Republic of Kazakhstan	4,100,000,000	KZT	(411,276)
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	48.78%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,511,640)
14,000,000	EUR	5/28/2012	Deutsche Bank AG	Receive	8.00%	6.66%	Republic of Albania	14,000,000	USD	900,183
50,000,000	USD	6/20/2012	Morgan Stanley	(Pay)	1.25%	N/A	Reference security within CDX Index	N/A		1,798,681
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	0.47%	Republic of Chile	5,000,000	USD	323,113
5,000,000	USD	8/20/2012	JP Morgan Chase Bank	Receive	3.50%	8.46%	Republic of Jamaica	5,000,000	USD	(534,359)
3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	47.58%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,642,564)
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	0.98%	Republic of Peru	N/A		(140,906)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	2.23%	Gazprom OAO	N/A		189,071
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	0.94%	Republic of Peru	85,000,000	PEN	105,381
2,000,000	USD	9/20/2012	Goldman Sachs	(Pay)	9.20%	12.02%	Republic of Argentina	N/A		39,548
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	0.49%	Republic of Chile	10,000,000	USD	753,916

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	13.22%	Petroleos de	N/A		$693,209
							Venezuela
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	13.22%	Petroleos de Venezuela	N/A		671,427
202,544,760	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.1%	Reference security within CDX Index	202,544,760	USD	3,731,915
50,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	1.75%	N/A	Reference security within CDX Index	N/A		1,427,153
42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.25%	Reference security within CDX Index	N/A		(1,208,197)
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	0.93%	United Mexican States	N/A		(456,256)
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	2.21%	Russia AG Bank	14,000,000	USD	764,953
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	11.69%	Republic of Argentina	N/A		3,136,308
172,110,439	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	9.32%	VTB Leasing	172,110,439	RUB	(171,834)
21,843,908	USD	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	4.34%	VTB Leasing	21,843,908	USD	(954,190)
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank	Receive	0.96%	1.02%	Republic of Peru	277,250,000	PEN	(182,942)
50,000,000	USD	8/20/2013	JP Morgan Chase Bank	(Pay)	1.20%	1.12%	Republic of Peru	N/A		(144,675)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	1.11%	Republic of Brazil	130,000,000	USD	11,574,021
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	1.11%	Republic of Brazil	80,000,000	USD	9,448,787

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
12,600,000,000	JPY	10/20/2013	Deutsche	(Pay)	3.20%	1.05%	Republic of	N/A		$(12,227,235)
			Bank AG				Brazil
7,560,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	1.05%	Republic of Brazil	N/A		(9,737,101)
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	1.84%	Republic of Turkey	10,000,000	USD	775,172
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	1.21%	Republic of Italy	N/A		(298,034)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	0.64%	Republic of Austria	N/A		(1,399,500)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.21%	Republic of Italy	N/A		(618,569)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.79%	United Kingdom Government	N/A		(396,844)
10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	1.21%	Republic of Italy	N/A		(281,189)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	3.64%	Hellenic Republic of Greece	N/A		1,551,912
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.79%	United Kingdom Government	N/A		(835,547)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	3.64%	Hellenic Republic of Greece	N/A		343,301
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	2.53%	Lebanese Republic	N/A		(137,972)
15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.76%	Russian Federation	15,000,000	USD	1,528,111
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	1.96%	Sberbank	N/A		(1,544,561)
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	10.21%	Venezuela Eurobond	N/A		168,370,245

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
765,000,000	USD	3/20/2015	Deutsche	Receive	3.80%	10.31%	Bolivarian	765,000,000	USD	$(163,219,546)
			Bank AG				Republic of
							Venezuela
5,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	8.9%	Government of Ukraine	5,000,000	USD	(672,167)
25,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	8.9%	Government of Ukraine	25,000,000	USD	(3,360,834)
8,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	8.9%	Government of Ukraine	8,000,000	USD	(1,075,467)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	10.28%	Bolivarian Republic of Venezuela	412,500,000	USD	(80,110,682)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	10.18%	Bolivarian Republic of Venezuela	N/A		79,866,711
15,000,000	USD	9/20/2015	Barclays Bank	(Pay)	1.00%	1.6%	Republic of Colombia	N/A		429,546
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	1.16%	Republic of Colombia	56,950,000,000	COP	1,011,297
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	1.63%	Republic of Colombia	N/A		(431,694)
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	1.17%	Republic of Colombia	56,700,000,000	COP	406,512
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	1.17%	Republic of Colombia	114,800,000,000	COP	725,827
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	1.64%	Republic of Colombia	N/A		(531,579)
22,000,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	12.86%	Republic of Angola	22,000,000	EUR	(1,806,721)
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	1.34%	United Mexican States	N/A		547,203
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	1.65%	Republic of Colombia	N/A		(574,989)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	1.19%	Republic of	97,680,000,000	COP	$805,115
							Colombia
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	0.83%	United Mexican States	620,000,000	MXN	(522,297)
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	9.94%	Bolivarian Republic of Venezuela	87,500,000	USD	(28,023,167)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.43%	Republic of Peru	N/A		51,778
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.36%	Republic of Peru	32,000,000	PEN	(344,335)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	2.03%	Republic of Turkey	35,000,000	USD	576,861
4,500,000	USD	7/20/2017	JP Morgan Chase Bank	Receive	3.30%	8.47%	Republic of Jamaica	4,500,000	USD	(1,076,048)
15,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	2.06%	Republic of Philippines	15,000,000	USD	(224,078)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	3.62%	Vneshtorg Bank Bond & Loan	21,000,000	USD	(2,147,626)
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	0.86%	United Kingdom Government	10,000,000	USD	(304,772)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	1.27%	Republic of Italy	10,000,000	USD	290,862
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	0.7%	Republic of Austria	30,000,000	USD	1,840,568
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.27%	Republic of Italy	20,000,000	USD	642,493
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	1.27%	Republic of Italy	10,000,000	USD	351,630
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	3.31%	Hellenic Republic of Greece	30,000,000	USD	(1,918,801)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
30,000,000	USD	3/20/2019	Deutsche	Receive	1.25%	0.86%	United	30,000,000	USD	$963,485
			Bank AG				Kingdom
							Government
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	3.31%	Hellenic Republic of Greece	10,000,000	USD	(400,425)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.86%	United Kingdom Government	10,000,000	USD	399,267
6,000,000	USD	3/20/2020	Barclays Bank	Receive	1.00%	2.51%	Republic of Croatia	6,000,000	USD	(648,463)
20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	1.56%	United Mexican States	N/A		(699,843)
										$(30,556,140)
								Premiums to (Pay) Receive		$(8,405,502)

^  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
90,000,000,000	KRW	5/29/2010	Bank of America	(Pay)	4.79%	3 month KRW LIBOR	$(370,801)
43,000,000	PEN	2/16/2011	JP Morgan Chase Bank	(Pay)	1.00%	6 month LIBOR	(3,503)
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	693,947
46,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	(162,060)
75,000,000	USD	12/17/2018	Bank of America	Receive	2.75%	3 month LIBOR	(4,286,788)
							$(4,129,205)
						Premiums to (Pay) Receive	$(749,683)

#  Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
50,000,000	USD	7/2/2010	JP Morgan	3 month	EMBI + Total Return	$6,172,878
			Chase Bank	LIBOR + 1.00%
100,000,000	USD	7/29/2010	JP Morgan Chase Bank	3 month LIBOR + 1.00%	EMBI + Total Return	10,133,687
115,000,000	USD	10/14/2010	JP Morgan Chase Bank	3 month LIBOR + 0.85%	EMBI + Total Return	324,187
30,537,910	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	(4,540,102)
30,229,981	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%	3 month LIBOR	1,997,561
18,648,541	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	(967,704)
18,648,541	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%	3 month LIBOR	687,053
						$13,807,560
					Premiums to (Pay) Receive	$(650,694)

As of February 28, 2010, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CDI - Certificado de Deposito Interbancario

CER - Coeficiente de Estabilizacion de Referencia

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks

EMBI - Emerging Markets Bond Index

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

KRW LIBOR - London Interbank Offered Rate denominated in South Korean Won

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

PDI - Past Due Interest

PIK - Payment In Kind

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

*  Non-income producing security.

(a)  Security is backed by the U.S. Government.

(b)  Security is in default.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(e)  In July 2005, the Fund entered into litigation against the Government of Argentina ("Argentina") relating to Argentina's failure to make payments on sovereign debt held by the Fund. That debt, which continues to be valued according to the Fund's valuation policy, represents 2.72% of the net assets of the Fund as of February 28, 2010. A judgment was awarded in the Fund's favor on September 24, 2007; however, the Fund's ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. Costs associated with this action are being borne by the Fund.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

(f)  All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(g)  All or a portion of this security has been pledged to cover collateral requirements on open swap contracts (Note 4).

(h)  Non-performing. Borrower not currently paying interest.

(i)  In July 2008, the Fund entered into litigation against GNPA Limited ("GNPA") (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund's favor on February 25, 2010; however, the defendant has appealed that judgment.The defaulted promissory note, which continues to be valued according to the Fund's valuation policy, represented 0.02% of the net assets of the Fund as of February 28, 2010. Costs associated with this action are borne by the Fund.

(j)  Underlying investment represents interests in defaulted claims.

(k)  Although the Fund acquired the warrants between 2000 and 2002 (in connection with the Fund's purchase of Venezuelan bonds), the warrants (and related payments on the warrants) have not been received in custody. The Fund's trading counterparties have acknowledged their delivery obligations. However, because there can be no assurance that the Fund will receive the warrants (and related payments), the Fund values the warrants (and related payments) at a discount from their market value.

(l)  Reverse Repurchased Agreements have an open maturity date and can be closed on demand.

Currency Abbreviations:

ARS - Argentine Peso BRL - Brazilian Real CHF - Swiss Franc COP - Colombian Peso DEM - Deutsche Mark EUR - Euro FRF - French Franc GBP - British Pound JPY - Japanese Yen	KRW - South Korean Won KZT - Kazakhstan Tenge MXN - Mexican Peso MYR - Malaysian Ringgit PEN - Peruvian Sol RUB - Russian Ruble TWD - Taiwan Dollar USD - United States Dollar ZAR - South African Rand

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $2,314,308,127) (Note 2)	$2,140,289,444
Investments in affiliated issuers, at value (cost $100,455,733) (Notes 2 and 10)	91,967,202
Foreign currency, at value (cost $2,158,223) (Note 2)	2,047,483
Receivable for investments sold	86,798,774
Receivable for Fund shares sold	2,000,000
Dividends and interest receivable	31,406,680
Unrealized appreciation on open forward currency contracts (Note 4)	1,916,634
Interest receivable for open swap contracts	1,403,780
Receivable for open swap contracts (Note 4)	324,589,613
Receivable for closed swap contracts (Note 4)	5,752,187
Miscellaneous receivable	267,366
Total assets	2,688,439,163
Liabilities:
Payable for investments purchased	72,513,102
Payable for Fund shares repurchased	55,701,185
Payable to affiliate for (Note 5):
Management fee	525,297
Shareholder service fee	171,188
Trustees and Chief Compliance Officer of GMO Trust fees	3,640
Unrealized depreciation on open forward currency contracts (Note 4)	454,838
Payable for open swap contracts (Note 4)	345,467,398
Payable for reverse repurchase agreements (Note 2)	304,526,305
Miscellaneous payable	18,719,604
Accrued expenses	795,373
Total liabilities	798,877,930
Net assets	$1,889,561,233

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$2,202,648,945
Distributions in excess of net investment income	(6,303,560)
Accumulated net realized loss	(94,396,604)
Net unrealized depreciation	(212,387,548)
$1,889,561,233
Net assets attributable to:
Class III shares	$602,065,036
Class IV shares	$1,287,496,197
Shares outstanding:
Class III	71,048,177
Class IV	152,063,665
Net asset value per share:
Class III	$8.47
Class IV	$8.47

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Interest	$153,263,219
Dividends from affiliated issuers (Note 10)	992,473
Dividends	912,479
Total investment income	155,168,171
Expenses:
Management fee (Note 5)	7,078,307
Shareholder service fee – Class III (Note 5)	904,585
Shareholder service fee – Class IV (Note 5)	1,419,317
Interest expense (Note 2)	2,282,643
Custodian, fund accounting agent and transfer agent fees	903,656
Legal fees	404,707
Audit and tax fees	139,685
Trustees fees and related expenses (Note 5)	49,865
Registration fees	15,686
Miscellaneous	43,266
Total expenses	13,241,717
Expense reductions (Note 2)	(172)
Net expenses	13,241,545
Net investment income (loss)	141,926,626
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	363,044
Investments in affiliated issuers	6,397
Realized gains distributions from affiliated issuers (Note 10)	43
Closed futures contracts	9,103
Closed swap contracts	44,933,029
Foreign currency, forward contracts and foreign currency related transactions	(5,627,847)
Net realized gain (loss)	39,683,769
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	629,795,777
Investments in affiliated issuers	20,601,075
Open futures contracts	29,089
Open swap contracts	79,825,239
Foreign currency, forward contracts and foreign currency related transactions	(30,305,858)
Net unrealized gain (loss)	699,945,322
Net realized and unrealized gain (loss)	739,629,091
Net increase (decrease) in net assets resulting from operations	$881,555,717

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$141,926,626	$153,709,007
Net realized gain (loss)	39,683,769	(26,166,295)
Change in net unrealized appreciation (depreciation)	699,945,322	(1,026,863,672)
Net increase (decrease) in net assets from operations	881,555,717	(899,320,960)
Distributions to shareholders from:
Net investment income
Class III	(43,904,905)	(44,778,489)
Class IV	(108,329,496)	(170,454,066)
Total distributions from net investment income	(152,234,401)	(215,232,555)
Net realized gains
Class III	—	(14,329,630)
Class IV	—	(44,349,438)
Total distributions from net realized gains	—	(58,679,068)
	(152,234,401)	(273,911,623)
Net share transactions (Note 9):
Class III	(160,150,869)	74,710,846
Class IV	(517,798,203)	75,473,817
Increase (decrease) in net assets resulting from net share transactions	(677,949,072)	150,184,663
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	3,690,433	95,851
Class IV	8,047,100	301,304
Increase in net assets resulting from purchase premiums and redemption fees	11,737,533	397,155
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(666,211,539)	150,581,818
Total increase (decrease) in net assets	63,109,777	(1,022,650,765)
Net assets:
Beginning of period	1,826,451,456	2,849,102,221
End of period (including distributions in excess of net investment income of $6,303,560 and $24,595,647, respectively)	$1,889,561,233	$1,826,451,456

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$5.85		$10.06		$10.73		$11.30	$11.09
Income (loss) from investment operations:
Net investment income (loss)†	0.52		0.54		0.68		0.86	0.88
Net realized and unrealized gain (loss)	2.70		(3.77)		(0.13)		0.30	1.14
Total from investment operations	3.22		(3.23)		0.55		1.16	2.02
Less distributions to shareholders:
From net investment income	(0.60)		(0.77)		(0.76)		(0.94)	(1.26)
From net realized gains	—		(0.21)		(0.46)		(0.79)	(0.55)
Total distributions	(0.60)		(0.98)		(1.22)		(1.73)	(1.81)
Net asset value, end of period	$8.47		$5.85		$10.06		$10.73	$11.30
Total Return(a)	55.95%		(32.75)%		5.07%		10.98%	19.50%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$602,065		$535,194		$734,921		$876,598	$1,020,976
Net operating expenses to average daily net assets(b)	0.58	%(c)	0.59	%(c)	0.57	%(c)	0.57%	0.57%
Interest expense to average daily net assets(d)	0.11%		0.23%		0.74%		0.48%	0.22%
Total net expenses to average daily net assets	0.69	%(c)	0.82	%(c)	1.31	%(c)	1.05%	0.79%
Net investment income (loss) to average daily net assets	6.98%		6.36%		6.36%		7.91%	7.75%
Portfolio turnover rate	36%		38%		53%		83%	144%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.05		$0.00	(e)	$0.01		$0.01	$0.01

(a)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.

(b)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$5.85		$10.06		$10.73		$11.30	$11.09
Income (loss) from investment operations:
Net investment income (loss)†	0.53		0.53		0.69		0.87	0.88
Net realized and unrealized gain (loss)	2.69		(3.76)		(0.13)		0.29	1.15
Total from investment operations	3.22		(3.23)		0.56		1.16	2.03
Less distributions to shareholders:
From net investment income	(0.60)		(0.77)		(0.77)		(0.94)	(1.27)
From net realized gains	—		(0.21)		(0.46)		(0.79)	(0.55)
Total distributions	(0.60)		(0.98)		(1.23)		(1.73)	(1.82)
Net asset value, end of period	$8.47		$5.85		$10.06		$10.73	$11.30
Total Return(a)	56.02%		(32.66)%		5.13%		11.06%	19.57%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,287,496		$1,291,258		$2,114,181		$1,996,230	$1,799,792
Net operating expenses to average daily net assets(b)	0.53	%(c)	0.54	%(c)	0.53	%(c)	0.52%	0.52%
Interest expense to average daily net assets(d)	0.11%		0.23%		0.74%		0.48%	0.22%
Total net expenses to average daily net assets	0.64	%(c)	0.77	%(c)	1.27	%(c)	1.00%	0.74%
Net investment income (loss) to average daily net assets	7.03%		6.46%		6.45%		7.97%	7.75%
Portfolio turnover rate	36%		38%		53%		83%	144%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04		$0.00	(e)	$0.00	(e)	$0.01	$0.00 (e)

(a)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.

(b)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (EMBIG). The Fund invests primarily in sovereign debt of emerging countries, although it may also make investments in entities related to, but not guaranteed by, emerging countries or in entities wholly unrelated to emerging countries. Under normal circumstances, the Fund invests (directly and indirectly) at least 80% of its assets in debt investments tied economically to emerging countries. Debt investments include (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward and/or option. The Fund typically gains its investment exposure by purchasing debt securities of sovereign issuers of emerging countries or by using derivatives, typically credit default swaps. The Fund also invests in asset-backed securities (including through GMO Short-Duration Collateral Fund ("SDCF") and GMO World Opportunity Overlay Fund ("Overlay Fund")). During the year February 28, 2010, the Fund invested a substantial portion of its assets in below investment grade securities (also known as "junk bonds"). Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the Fund typically uses exchange-traded and over-the-counter ("OTC") derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, and futures. The Fund also invests in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2010, shares of SDCF, GMO Special Purpose Holding Fund ("SPHF") and Overlay Fund were not publicly available for direct purchase.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 5.88% of net assets. The Fund and those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 26.02% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. In some cases, bids received from primary pricing sources or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other matters below). In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps. The Fund valued certain debt securities using a specified spread above the LIBOR Rate. The Fund deemed certain defaulted securities to be worthless.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$—	$81,621,005	$81,621,005
Corporate Debt	—	165,927,505	—	165,927,505
Foreign Government Agency	—	90,146,213	242,132,837	332,279,050
Foreign Government Obligations	—	400,188,768	642,295,330	1,042,484,098

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Judgments	$—	$—	$51,451,439	$51,451,439
U.S. Government	55,375,000	179,370,556	—	234,745,556
TOTAL DEBT OBLIGATIONS	55,375,000	835,633,042	1,017,500,611	1,908,508,653
Loan Assignments	—	—	35,331,584	35,331,584
Loan Participations	—	—	112,982,826	112,982,826
Mutual Funds	91,955,427	11,775	—	91,967,202
Options Purchased	—	2,418,813	—	2,418,813
Promissory Notes	—	—	1,653,559	1,653,559
Rights and Warrants	—	2,875,000	8,618,130	11,493,130
Short-Term Investments	67,900,879	—	—	67,900,879
Total Investments	215,231,306	840,938,630	1,176,086,710	2,232,256,646
Derivatives
Swap Agreements	—	17,324,699	307,264,914	324,589,613
Forward Currency Contracts	—	1,916,634	—	1,916,634
Total	$215,231,306	$860,179,963	$1,483,351,624	$2,558,762,893

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(4,823,152)	$(340,644,246)	$(345,467,398)
Forward Currency Contracts	—	(454,838)	—	(454,838)
Total	$—	$(5,277,990)	$(340,644,246)	$(345,922,236)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's investments (both

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

direct and indirect) in securities and other financial instruments using Level 3 inputs were 65.04% and (1.77)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
Asset-Backed Securities	$209,397,142	$(179,504,944)	$65,354	$2,961,344	$48,702,109	$—	$81,621,005
Corporate Debt	147,174,450	(168,882,723)	126,367	2,996,308	63,987,023	(45,401,425)	—
Foreign Government Agency	186,865,558	53,536,441	150,552	(2,321,508)	94,048,007	(90,146,213)	242,132,837
Foreign Government Obligation	797,136,895	(268,135,945)	13,489,715	(473,188)	346,055,740	(245,777,887)	642,295,330
Judgments	29,629,895	—	742,027	—	21,079,517	—	51,451,439
Total Debt Obligations	1,370,203,940	(562,987,171)	14,574,015	3,162,956	573,872,396	(381,325,525)	1,017,500,611
Loan Assignments	31,003,330	(5,446,471)	760,917	3,611,160	5,402,648	—	35,331,584
Loan Participations	109,399,494	(18,093,800)	1,864,596	1,439,666	18,372,870	—	112,982,826
Mutual Funds	15,629	—	—	—	(3,854)	(11,775)	—
Promissory Notes	4,404,484	(3,682,725)	(3,235,805)	(7,426,056)	11,593,661	—	1,653,559
Rights and Warrants	5,276,876	—	—	—	6,216,254	(2,875,000)	8,618,130
Total Investments	1,520,303,753	(590,210,167)	13,963,723	787,726	615,453,975	(384,212,300)	1,176,086,710
Derivatives
Swap Agreements	(62,892,483)	(52,194,594)	—	52,194,594	19,554,470	9,958,681	(33,379,332)
Total	$1,457,411,270	$(642,404,761)	$13,963,723	$52,982,320	$635,008,445	$(374,253,619)	$1,142,707,378

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities.

As of February 28, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $304,526,305 collateralized by securities with a market value, plus accrued interest, of

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

$383,947,076. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction based charges are generally

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment for defaulted bonds, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions, amortization and accretion of debt securities, differing treatment of interest expense, and post October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$152,234,401	$216,864,234
Net long-term capital gain	—	57,047,389
Total distributions	$152,234,401	$273,911,623

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attribuutes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$63,293,860
Other Tax Attributes:
Capital loss carryforwards	$92,251,262
Post-October capital loss deferral	$(1,446,684)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(92,251,262)
Total	$(92,251,262)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,432,433,216	$134,213,412	$(334,389,982)	$(200,176,570)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to December 14, 2009, the premium on cash purchases of Fund shares was 0.50% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. Effective December 14, 2009, the fee on cash redemptions was 0.50% of the amount redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina ("Argentina") relating to Argentina's failure to make payments on sovereign debt held by the Fund. That debt, which continues to be valued according to the Fund's valuation policy, represented 2.72% of the net assets of the Fund as of February 28, 2010. A judgment was awarded in the Fund's favor on September 24, 2007; however, the Fund's ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. Costs associated with this action are borne by the Fund.

In July 2008, the Fund entered into litigation against GNPA Limited ("GNPA") (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund's favor on February 25, 2010; however, the defendant has appealed that judgment. The defaulted promissory note, which continues to be valued according to the Fund's valuation policy, represented 0.02% of the net assets of the Fund as of February 28, 2010. Costs associated with this action are borne by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to ligitation.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries. Investments in emerging country debt present risks that are not presented by many other securities. Many emerging countries are subject to political and/or economic instability, which may result in the Fund's inability to collect principal and interest payments on a timely basis, or in full. Further, countries may expropriate, or impose various types of currency regulations or controls that impede the Fund's ability to repatriate, amounts it is entitled to receive. These factors may result in significant volatility in the value of the Fund's holdings. The markets for emerging country debt are typically less liquid than those of developed markets. In addition, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments denominated in foreign currencies and its foreign currency holdings.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase or reverse repurchase agreement or other OTC derivatives contracts, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds ("junk bonds") have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer's weakened capacity to make principal and interest payments than is the case with investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities. These risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund's investments is likely to exceed that of its benchmark.

• Leveraging Risk — The Fund's use of reverse repurchase agreements and other derivatives and securities lending may cause the portfolio to be economically leveraged. The Fund is not limited in the extent to

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

which it may use derivatives or in the absolute face value of the Fund's derivative positions. Leverage increases the Fund's portfolio losses when the value of its investment positions decline.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Focused Investment Risk (increased risk from the Fund's focus on investments in a limited number of countries, regions, or sectors), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund's investments in many countries and credit default swaps it has written expose the Fund to a significant risk of loss. The Fund's financial position could be adversely affected (depending on whether the Fund sold or bought the credit protection) in the event of a default by any of these countries on obligations held by the Fund, obligations referenced in those credit default swaps or obligations issued by them generally.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund's operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to adjust exposure to currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to adjust exposure to certain markets. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to adjust exposure to currencies and certain markets. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to adjust exposure to certain markets. Rights and warrants held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$2,418,813	$—	$—	$—	$11,493,130	$13,911,943
Unrealized appreciation on forward currency contracts	—	1,916,634	—	—	—	1,916,634
Unrealized appreciation on swap agreements	17,324,699	—	304,580,300	—	2,684,614	324,589,613
Total	$19,743,512	$1,916,634	$304,580,300	$—	$14,177,744	$340,418,190
Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(454,838)	$—	$—	$—	$(454,838)
Unrealized depreciation on swap agreements	(10,330,958)	—	(335,136,440)	—	—	(345,467,398)
Total	$(10,330,958)	$(454,838)	$(335,136,440)	$—	$—	$(345,922,236)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$(2,810,755)	$—	$—	$—	$—	$(2,810,755)
Futures contracts	9,103	—	—	—	—	9,103
Forward currency contracts	—	(4,542,326)	—	—	—	(4,542,326)
Swap contracts	12,529,046	—	32,011,431	—	392,552	44,933,029
Total	$9,727,394	$(4,542,326)	$32,011,431	$—	$392,552	$37,589,051
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and warrants)	$2,407,292	$—	$—	$—	$6,216,254	$8,623,546
Futures contracts	29,089	—	—	—	—	29,089
Forward currency contracts	—	(30,748,451)	—	—	—	(30,748,451)
Swap contracts	61,327,265	—	29,292,184	4,746,463	(15,540,673)	79,825,239
Total	$63,763,646	$(30,748,451)	$29,292,184	$4,746,463	$(9,324,419)	$57,729,423

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010.

	Forward currency contracts	Futures contracts	Swap contracts	Options	Rights/ Warrants
Average amount outstanding	$606,500,690	$185,475,414	$6,274,394,415	$209,955,993	$9,866,493

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 for an amount equal to the fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses, which include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $49,865 and $16,759, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
< 0.001%	0.000%	0.001%	0.001%

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$134,331,744	$76,267,498
Investments (non-U.S. Government securities)	634,672,995	881,172,630

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 46.26% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.10% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 17.61% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,683,913	$118,494,974	29,283,609	$176,799,786
Shares issued to shareholders in reinvestment of distributions	3,120,928	24,355,278	8,768,892	57,123,655
Shares repurchased	(38,246,442)	(303,001,121)	(19,580,527)	(159,212,595)
Purchase premiums	—	43,155	—	3,273
Redemption fees	—	3,647,278	—	92,578
Net increase (decrease)	(20,441,601)	$(156,460,436)	18,471,974	$74,806,697

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	26,441,299	$211,558,176	8,624,354	$56,358,374
Shares issued to shareholders in reinvestment of distributions	2,362,819	18,939,047	32,907,567	209,783,649
Shares repurchased	(97,617,668)	(748,295,426)	(30,713,578)	(190,668,206)
Purchase premiums	—	87,391	—	7,071
Redemption fees	—	7,959,709	—	294,233
Net increase (decrease)	(68,813,550)	$(509,751,103)	10,818,343	$75,775,121

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$67,991,002	$—	$—	$975,098	$22,022,495	$—	$59,561,708
GMO Special Purpose Holding Fund	15,629	—	—	—	—	—	11,775
GMO U.S. Treasury Fund	—	27,108,312	27,000,000	17,375	—	43	114,662
GMO World Opportunity Overlay Fund	27,808,483	—	—	—	2,541,198	—	32,279,057
Totals	$95,815,114	$27,108,312	$27,000,000	$992,473	$24,563,693	$43	$91,967,202

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") (a series of GMO trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.72%	$1,000.00	$1,164.70	$3.86
2) Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61
Class IV
1) Actual	0.67%	$1,000.00	$1,165.30	$3.60
2) Hypothetical	0.67%	$1,000.00	$1,021.47	$3.36

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $10,576,783, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Emerging Markets Fund returned +88.1 for the fiscal year ended February 28, 2010, as compared with +94.7% for the S&P/IFCI Composite Index. The Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection was marginally positive, accounting for +0.4% during the period. The Fund's underweights in China and Israel and overweight in Turkey contributed to performance. The Fund's overweights in Hungary and Thailand and underweight in India detracted from performance.

Stock selection detracted 7.0% during the fiscal year. Stock selection detracted from performance in Russia, Taiwan, Brazil, South Africa, and China.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $50,000,000 Investment in GMO Emerging Markets Fund Class III Shares and the S&P/IFCI Composite Index
As of February 28, 2010

Average Annual Total Returns				
	1 Year	5 Year	10 Year	Since Inception
Class II*	84.90%	9.60%	11.94%	n/a
Class III	85.06%	9.69%	12.04%	n/a
Class IV	85.05%	9.72%	12.07%	n/a
Class V**	85.21%	9.76%	n/a	**8/4/03** 18.75%
Class VI	85.34%	9.79%	n/a	**6/30/03** 19.20%

$500,000,000
$455,000,000
$410,000,000
$365,000,000
$320,000,000
$275,000,000
$230,000,000
$185,000,000
$140,000,000
$95,000,000
$50,000,000
$5,000,000
2/29/00
$49,600,000
$155,862,000
$137,004,400
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Emerging Markets Fund
S&P/IFCI Composite Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*  For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II's higher gross expenses (Class II's expenses during these periods were calculated by adjusting Class III's gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).

**  For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	85.8%
Preferred Stocks	11.1
Short-Term Investments	0.8
Mutual Funds	0.8
Investment Funds	0.4
Debt Obligations	0.4
Convertible Securities	0.1
Rights and Warrants	0.0
Private Equity Securities	0.0
Other	0.6
100.0%
Country Summary	% of Equity Investments
Brazil	18.4%
South Korea	17.9
Russia	15.9
Taiwan	9.5
China	8.5
Turkey	7.5
Thailand	5.5
India	4.6
Egypt	1.8
Hungary	1.6
Indonesia	1.6
Mexico	1.5
South Africa	1.4
Poland	1.3
Czech Republic	1.0
United States	0.9
Israel	0.3
Malaysia	0.3
Philippines	0.2
Chile	0.1
Morocco	0.1
Peru	0.1
Argentina	0.0
Sri Lanka	0.0
Ukraine	0.0
100.0%

1

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Banks	21.0%
Energy	18.9
Materials	15.6
Telecommunication Services	8.2
Semiconductors & Semiconductor Equipment	6.5
Technology Hardware & Equipment	5.3
Capital Goods	4.6
Automobiles & Components	3.1
Utilities	2.6
Software & Services	2.2
Food, Beverage & Tobacco	1.9
Diversified Financials	1.3
Transportation	1.1
Retailing	1.1
Food & Staples Retailing	1.1
Consumer Durables & Apparel	1.0
Real Estate	0.8
Pharmaceuticals, Biotechnology & Life Sciences	0.6
Health Care Equipment & Services	0.5
Consumer Services	0.5
Insurance	0.4
Media	0.4
Household & Personal Products	0.3
Miscellaneous	1.0
100.0%

2

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 85.8%
	Argentina — 0.1%
174,990	Petrobras Energia SA ADR	2,829,588
88,100	Telecom Argentina SA Sponsored ADR *	1,417,529
	Total Argentina	4,247,117
	Brazil — 9.3%
84,450	Companhia de Bebidas das Americas ADR	8,187,427
1,851,376	Banco Bradesco SA ADR	32,047,319
6,406,900	Banco do Brasil SA	105,543,764
1,936,530	Banco Santander Brasil SA ADR 144A	23,160,899
1,434,800	CETIP SA 144A	11,504,442
185,660	Cia de Saneamento Basico do Estado de Sao Paulo ADR	6,329,149
581,200	Cia de Saneamento de Minas Gerais-Copasa MG	8,136,768
30,950	Cia Paranaense de Energia Sponsored ADR	634,165
1,435,000	Companhia Brasileira de Meios de Pagamento	11,236,062
611,690	Companhia Energetica de Minas Gerais Sponsored ADR	10,013,365
1,114,602	Companhia Saneamento Basico Sao Paulo	18,719,072
4,203,456	Duratex SA	40,007,439
498,192	Electrobras (Centro)	6,450,872
374,960	Empresa Brasileira de Aeronautica SA ADR	8,234,122
1,508,700	Gerdau SA	16,747,100
2,611,670	Gerdau SA Sponsored ADR	38,522,132
4,081,160	Itau Unibanco Holding SA ADR	81,459,954
1,036,600	Light SA	15,286,717
978,200	Lojas Renner SA	21,121,304
895,400	MMX Mineracao e Metalicos SA *	6,490,740
1,928,700	MRV Engenharia e Participacoes SA	13,981,114
959,200	Natura Cosmeticos SA	17,674,991
1,357,100	Petroleo Brasileiro SA (Petrobras)	29,062,208
2,725,130	Petroleo Brasileiro SA (Petrobras) ADR	116,226,794
1,701,300	Redecard SA	24,759,533
367,204	Souza Cruz SA	12,561,520
360,200	Tele Norte Leste Participacoes SA	7,474,476

See accompanying notes to the financial statements.

3

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Brazil — continued
88,520	Telecomunicacoes de Sao Paulo SA ADR	1,946,555
320,050	Usinas Siderurgicas de Minas Gerais SA	9,067,626
3,623,700	Vale SA	101,162,419
1,634,980	Vale SA Sponsored ADR	45,550,543
	Total Brazil	849,300,591
	Chile — 0.1%
34,300	Administradora de Fondos de Pensiones Provida SA	107,851
55,740	AFP Provida SA	2,703,390
39,608	Compania Cervecerias Unidas ADR	1,532,037
38,340	Embotelladora Andina SA ADR B Shares	752,231
35,660	Enersis SA Sponsored ADR	770,613
	Total Chile	5,866,122
	China — 8.2%
9,121,990	Advanced Semiconductor Manufacturing Co Class H *	493,305
212,560,000	Bank of China Ltd Class H	103,006,689
15,626,000	Chaoda Modern Agriculture Holdings Ltd	16,897,022
9,266,000	China Coal Energy Co Class H	14,716,362
56,456,000	China Construction Bank Class H	42,602,073
10,741,942	China Mobile Ltd	106,047,492
7,344,000	China Oilfield Services Ltd Class H	10,064,564
2,742,000	China Pacific Insurance Group Co Ltd *	11,180,446
66,421,351	China Petroleum & Chemical Corp Class H	52,482,070
5,100,000	China Shenhua Energy Co Ltd Class H	21,870,161
7,624,000	China Shipping Development Co Ltd Class H	12,936,540
26,920,000	China Ting Group Holding Ltd	4,744,945
6,324,271	Cosco Pacific Ltd	9,801,285
525,030	Ctrip.com International Ltd *	20,071,897
21,952,000	Denway Motors Ltd	12,221,148
11,832,000	Dongfeng Motor Group Co Ltd	17,186,872
35,498,000	GOME Electrical Appliances Holdings Ltd *	11,151,512
958,000	Hengan International Group Co Ltd	6,575,707
101,724,000	Industrial and Commercial Bank of China Ltd Class H	71,931,330

See accompanying notes to the financial statements.

4

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	China — continued
3,396,500	Kingboard Chemical Holdings Ltd	15,196,970
1,904,000	Lianhua Supermarket Holdings Co Ltd	6,010,971
45,929,000	Maoye International Holdings 144A	12,296,018
174,560	Mindray Medical International Ltd ADR	6,661,210
6,356,172	Peace Mark Holdings Ltd * (a)	8,189
53,749,101	PetroChina Co Ltd Class H	59,926,791
30,868,789	Pico Far East Holdings Ltd	5,762,680
73,006,000	Renhe Commercial Holdings Co Ltd	16,646,561
334,178	Shanda Interactive Entertainment Ltd Sponsored ADR *	15,138,263
2,042,000	Sinopharm Medicine Holding Co Ltd Class H *	9,189,840
1,748,000	Tencent Holdings Ltd	34,192,274
1,470,000	Weichai Power Co Ltd Class H	11,132,619
5,616,000	Yanzhou Coal Mining Co Ltd Class H	11,958,816
	Total China	750,102,622
	Czech Republic — 1.0%
59,600	Central European Media Enterprises Ltd Class A 144A *	1,601,044
1,164,200	CEZ AS	53,365,656
101,900	Komercni Banka AS	20,154,057
476,300	New World Resources NV Class A	4,502,259
134,830	Pegas Nonwovens SA	3,095,398
3,710	Philip Morris CR AS	2,011,493
293,660	Telefonica 02 Czech Republic AS	6,944,320
	Total Czech Republic	91,674,227
	Egypt — 1.7%
1,907,300	Al Ezz Steel Rebars SAE	6,410,358
708,946	Alexandria Mineral Oils Co	5,350,089
3,425,435	Commercial International Bank	39,676,006
3,442,700	EFG-Hermes Holding SAE	18,265,716
362,761	Egyptian Co for Mobile Services	13,924,134
253,000	ElSwedy Cables Holding Co	3,623,710
379,200	Orascom Construction Industries	16,548,091
15,598,704	Orascom Telecom Holding SAE	17,420,905

See accompanying notes to the financial statements.

5

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Egypt — continued
3,796,520	Palm Hills Developments SAE *	6,148,052
2,816,470	Sidi Kerir Petrochemicals Co	6,659,715
5,394,316	South Valley Cement *	6,777,334
4,960,159	Telecom Egypt	17,496,249
	Total Egypt	158,300,359
	Hungary — 1.5%
37,330	Egis Gyogyszergyar Nyrt	3,645,762
2,796,030	Magyar Telekom Nyrt	10,106,080
398,090	MOL Hungarian Oil and Gas Nyrt *	35,774,680
2,563,190	OTP Bank Nyrt *	70,426,457
98,710	Richter Gedeon Nyrt	20,524,208
	Total Hungary	140,477,187
	India — 4.4%
323,300	Aurobindo Pharma Ltd	6,433,584
448,000	Axis Bank Ltd	10,912,689
1,107,312	Bank of Baroda	13,958,877
3,604,200	Bharti Airtel Ltd	21,837,063
1,169,200	Canara Bank Ltd	9,993,699
11,896,052	CBAY Systems Holdings Ltd * (b)	12,969,456
548,900	Century Textiles and Industries Ltd	5,651,906
946,642	CESC Ltd	7,913,045
1,003,938	Glenmark Pharmaceuticals Ltd	5,492,349
224,589	Grasim Industries Ltd	13,106,560
1,720,403	Great Eastern Shipping Co Ltd (The)	9,789,235
440,146	Havells India Ltd	4,935,899
1,036,400	Hindustan Petroleum Corp Ltd	7,726,047
9,255,510	IFCI Ltd	10,339,961
4,207,591	Indiabulls Financial Services Ltd	9,126,235
716,450	Infosys Technologies Ltd	40,492,826
85,800	Infosys Technologies Ltd Sponsored ADR	4,882,020
5,886,500	Lanco Infratech Ltd *	5,860,474
116,906	Mahindra & Mahindra Ltd	2,561,897

See accompanying notes to the financial statements.

6

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	India — continued
859,500	Oil & Natural Gas Corp Ltd	20,884,738
1,403,257	Power Finance Corp	7,548,625
624,250	Punjab National Bank Ltd	12,175,776
4,804,600	Reliance Communications Ltd	16,347,985
1,456,300	Sesa Goa Ltd	12,746,440
486,100	Shriram Transport Finance Co Ltd 144A	4,875,578
678,100	State Bank of India	28,884,033
985,130	Sterlite Industries India Ltd ADR	16,638,846
2,622,900	Tata Consultancy Services Ltd	43,280,718
714,670	Tata Motors Ltd Sponsored ADR	11,563,361
696,896	Torrent Power Ltd	4,437,583
1,156,200	Wipro Ltd	16,882,475
	Total India	400,249,980
	Indonesia — 1.6%
7,685,500	Astra International Tbk PT	29,889,776
88,802,500	Bakrie Sumatera Plantations Tbk PT	4,871,610
20,810,500	Bank Negara Indonesia (Persero) Tbk PT	4,266,719
23,581,000	Bank Rakyat Tbk PT	18,102,512
115,989,500	Bumi Resources Tbk PT	28,150,494
3,395,000	Gudang Garam Tbk PT	9,473,996
48,925,000	Indah Kiat Pulp and Paper Corp Tbk PT *	10,769,706
13,311,500	International Nickel Indonesia Tbk PT	5,414,583
14,548,500	Kalbe Farma Tbk PT	2,436,814
11,762,100	Matahari Putra Prima Tbk PT *	1,260,937
12,695,000	Perusahaan Gas Negara PT	4,943,609
4,823,500	Semen Gresik Persero Tbk PT	3,934,896
12,778,500	Telekomunikasi Indonesia Tbk PT	11,414,722
4,133,100	United Tractors Tbk PT	7,620,801
	Total Indonesia	142,551,175
	Israel — 0.3%
187,410	Africa Israel Investments Ltd *	2,037,752
189,800	Africa Israel Properties Ltd *	2,897,662

See accompanying notes to the financial statements.

7

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Israel — continued
806,500	Alony Hetz Properties & Investments Ltd	3,211,932
254,660	Bank Hapoalim BM *	1,065,621
137,720	Bank Leumi Le-Israel *	588,252
24,475	Delek Group Ltd	5,437,981
1	Delek Real Estate Ltd *	1
68,524	IDB Holding Corp Ltd	2,373,646
284,170	Israel Discount Bank Ltd-Class A *	626,348
693,323	Jerusalem Economy Ltd *	5,397,690
1,511,469	Phoenix Holdings Ltd (The) *	4,707,430
	Total Israel	28,344,315
	Malaysia — 0.3%
6,553,300	Genting Malaysia Berhad	5,239,505
1,068,200	Kulim Malaysia Berhad	2,232,309
2,247,803	Lion Industries Corp Berhad	1,091,746
1,659,376	Public Bank Berhad	5,409,511
3,203,180	RHB Capital Berhad	4,968,258
4,263,100	Shangri-La Hotels Berhad	2,230,848
9,686,165	Sunway City Berhad	9,397,025
	Total Malaysia	30,569,202
	Mexico — 1.4%
425,100	Alfa SA de CV Class A	2,860,969
1,071,100	America Movil SAB de CV Class L ADR	47,738,927
348,440	Cemex SAB de CV Sponsored ADR *	3,331,086
4,568,700	Consorcio ARA SAB de CV *	3,117,688
4,649,900	Corporacion GEO SA de CV Series B *	13,700,364
1,204,600	Gruma SAB de CV Series B *	2,366,138
7,309,050	Grupo Financiero Banorte SAB de CV Class O	27,375,191
10,513,920	Grupo Mexico SA Class B	25,012,769
1,039,800	Mexichem SAB de CV	2,437,082
233,760	Telefonos de Mexico SAB de CV Class L Sponsored ADR	3,660,682
	Total Mexico	131,600,896

See accompanying notes to the financial statements.

8

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Morocco — 0.1%
15,420	Banque Centrale Populaire	495,057
440	Ciments du Maroc	93,107
30,370	Credit Immobilier et Hotelier	1,393,699
54,460	Douja Promotion Groupe Addoha SA	734,302
960	Lafarge Ciments	189,438
5,740	Managem *	209,598
151,515	Maroc Telecom	2,725,006
	Total Morocco	5,840,207
	Peru — 0.1%
80,031	Banco Continental	222,558
307,257	Minsur SA *	635,444
9,815	Sociedad Minera Cerro Verde SA	219,856
7,910	Southern Copper Corp	232,238
5,094,540	Volcan Compania Minera SA Class B	5,992,524
	Total Peru	7,302,620
	Philippines — 0.2%
25,797,000	Benpres Holdings Corp *	1,651,734
41,070,500	Megaworld Corp	1,048,513
66,773,200	Metro Pacific Investments Corp 144A *	3,833,775
43,533,010	Robinsons Land Corp	12,485,485
	Total Philippines	19,019,507
	Poland — 1.0%
386,866	Asseco Poland SA	7,418,269
172,071	Bank Pekao SA *	9,349,317
1,059,307	Cyfrowy Polsat SA	5,273,030
973,110	Getin Holding SA *	3,035,346
320,838	Globe Trade Centre SA *	2,310,203
1,277,670	KGHM Polska Miedz SA	42,582,389
1,035,770	Polski Koncern Naftowy Orlen SA *	11,720,663
653,350	Powszechna Kasa Oszczednosci Bank Polski SA	8,291,951
	Total Poland	89,981,168

See accompanying notes to the financial statements.

9

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Russia — 14.9%
1,006,357	Evraz Group SA GDR (Registered Shares) *	32,227,542
863,969,670	Federal Grid Co Unified Energy System JSC Class S *	8,763,244
2,528,110	Gazprom Neft Class S	11,688,166
80,911	Gazprom Neft Sponsored ADR	1,866,204
13,321,200	Gazprom OAO Sponsored ADR	296,503,310
3,461,090	Lukoil OAO ADR	181,768,223
2,675,432	Magnit OJSC Sponsored GDR (Registered Shares)	39,272,385
2,155,700	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares) *	28,501,779
838,260	Mechel Sponsored ADR	19,279,980
6,575,800	MMC Norilsk Nickel JSC ADR *	99,208,503
2,382,700	Mobile Telesystems Sponsored ADR	124,734,345
1,083,457	Novolipetsk Steel GDR (Registered Shares) *	33,529,405
1,211,556	OAO Tatneft Sponsored GDR (Registered Shares)	36,912,846
1,626,400	PIK Group GDR (Registered Shares) *	7,478,654
14,321,300	Rosneft OJSC GDR	110,675,178
191,187,580	RusHydro Class S *	8,223,360
135,000	Russia Petroleum * (a)	2,327,185
50,477,600	Sberbank Class S	126,449,720
1,248,011	Sistema JSFC Sponsored GDR *	31,839,954
9,240,562	Surgutneftegaz Sponsored ADR	75,546,778
1,027,590	Vimpelcom Sponsored ADR	19,061,795
4,181,000	VTB Bank OJSC GDR (Registered Shares)	20,145,112
1,251,447	X5 Retail Group NV GDR (Registered Shares) *	40,255,886
	Total Russia	1,356,259,554
	South Africa — 1.4%
43,700	Anglo Platinum Ltd *	4,049,451
700,800	Aspen Pharmacare Holdings Ltd *	6,446,011
2,897,132	Aveng Ltd	14,035,770
468,700	Barloworld Ltd	2,453,193
1,408,200	Discovery Holdings Ltd	6,137,044
3,121,996	FirstRand Ltd	7,358,262
1,415,816	Grindrod Ltd	2,695,865
129,546	Impala Platinum Holdings Ltd	3,154,737

See accompanying notes to the financial statements.

10

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	South Africa — continued
198,800	Kumba Iron Ore Ltd	9,470,149
535,588	Naspers Ltd Class N	19,974,332
1,018,938	Reunert Ltd	7,269,806
565,887	Shoprite Holdings Ltd	5,493,782
4,224,454	Steinhoff International Holdings Ltd *	10,484,756
2,468,500	Telkom South Africa Ltd	10,727,698
629,116	Tiger Brands Ltd	14,335,732
	Total South Africa	124,086,588
	South Korea — 16.1%
156,836	Boryung Pharmaceutical Co Ltd (b)	4,294,391
2,071,215	Busan Bank	20,772,125
1,521,304	Daegu Bank	19,389,563
1,309,323	Daehan Pulp Co Ltd * (b)	5,372,382
429,156	Daelim Industrial Co Ltd	26,339,456
13,608	Daesun Shipbuilding *	598,468
239,354	Daewoo International Corp	7,477,630
316,765	Dongbu Insurance Co Ltd	8,593,767
289,126	Edu Ark Co Ltd * (a) (b)	—
1,108,946	Finetex EnE Inc *	3,207,770
270,370	GS Engineering & Construction Corp	20,300,901
353,144	GS Holdings Corp	11,616,729
596,486	Hana Financial Group Inc	17,207,059
993,916	Hanwha Chemical Corp	13,058,807
569,911	Hanwha Corp	21,032,074
152,228	Honam Petrochemical Corp	15,669,744
2,372,472	Hynix Semiconductor Inc *	42,934,934
103,623	Hyundai Department Store Co Ltd	8,884,677
314,747	Hyundai Heavy Industries Co Ltd	55,970,480
186,645	Hyundai Mipo Dockyard	20,911,265
607,402	Hyundai Mobis	77,701,954
906,829	Hyundai Motor Co	89,862,347
155,957	Hyundai Steel Co	11,924,696
2,946,629	In the F Co Ltd * (b)	2,849,143

See accompanying notes to the financial statements.

11

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	South Korea — continued
2,556,024	Industrial Bank of Korea	29,042,286
1,114,545	Kangwon Land Inc	15,850,831
2,047,229	KB Financial Group Inc	85,900,907
42,331	KB Financial Group Inc ADR *	1,772,399
627,753	Kia Motors Corp	11,764,834
2,018,726	Korea Exchange Bank	22,157,115
297,063	Korea Investment Holdings Co Ltd	7,750,850
130,592	Korea Zinc Co Ltd	20,572,759
611,932	KT Corp	23,568,978
182,360	KT Corp Sponsored ADR	3,497,665
887,322	KT&G Corp	49,139,625
129,966	LG Chem Ltd	24,078,680
497,762	LG Corp	26,163,172
592,991	LG Display Co Ltd	17,761,008
1,158,141	LG Telecom Ltd	7,728,366
130,129	Lotte Shopping Co Ltd	35,759,525
367,533	Maeil Dairy Industry	4,624,059
1,135,663	Meritz Fire & Marine Insurance Co Ltd *	7,334,216
284,408	POSCO	130,681,406
887,794	Pumyang Construction Co Ltd (b)	4,299,731
125,660	Samsung Engineering Co Ltd	13,270,120
385,015	Samsung Electronics Co Ltd	246,826,980
1,665,193	Shinhan Financial Group Co Ltd	59,690,054
242,821	SK Telecom Co Ltd	36,208,770
575,026	SK Holdings Co Ltd	42,806,714
1,243,550	STX Pan Ocean Co Ltd	12,631,181
1,616,198	Woori Finance Holdings Co Ltd	18,150,302
679,293	Youngone Corp	5,563,404
	Total South Korea	1,470,566,299
	Sri Lanka — 0.0%
438,293	E-Channelling Plc *	42,075
234,324	Lanka Walltile Ltd	144,838
	Total Sri Lanka	186,913

See accompanying notes to the financial statements.

12

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Taiwan — 9.3%
4,814,000	Altek Corp	7,718,564
19,664,000	Asustek Computer Inc	34,680,310
3,704,900	Catcher Technology Co Ltd	7,559,687
23,414,000	Chi Mei Optoelectronics Corp *	16,072,123
27,986,000	China Petrochemical Development Corp. *	10,207,815
30,815,350	China Steel Corp	30,931,569
28,347,230	Chinatrust Financial Holding Co Ltd	15,369,621
2,746,000	Chong Hong Construction Co Ltd	4,937,357
16,015,246	Chunghwa Telecom Co Ltd	29,977,364
37,494,817	Compal Electronics Inc	53,739,914
3,932,442	Dimerco Express Taiwan Corp	3,800,682
11,637,000	Evergreen Marine Corp *	6,961,116
11,012,500	Far Eastone Telecommunications Co Ltd	13,121,025
38,566,650	First Financial Holding Co Ltd	20,730,337
8,822,780	Formosa Plastics Corp	19,030,051
38,294,000	HannStar Display Corp *	7,644,212
40,196,014	Hon Hai Precision Industry Co Ltd	159,180,019
3,058,430	HTC Corp	30,904,161
563,000	Largan Precision Co Ltd	7,253,630
13,167,426	Lite-On Technology Corp	16,948,569
1,463,389	MediaTek Inc	23,041,095
33,440,000	Mega Financial Holding Co Ltd	18,496,239
15,436,697	Nan Ya Plastics Corp	30,563,092
5,189,658	Novatek Microelectronics Corp Ltd	14,604,755
8,840,500	Powertech Technology Inc	30,053,499
19,203,290	Quanta Computer Inc	39,199,143
937,000	RichTek Technology Corp	8,745,976
10,470,400	Synnex Technology International Corp	22,065,430
50,768,320	Taishin Financial Holding Co Ltd *	17,084,120
5,285,288	Taiwan Mobile Co Ltd	9,904,494
49,959,697	Taiwan Semiconductor Manufacturing Co Ltd	91,476,893
11,400,000	Unimicron Technology Corp	12,742,835
14,484,667	Wistron Corp	24,843,808
7,388,000	WPG Holdings Co Ltd	11,910,862
	Total Taiwan	851,500,367

See accompanying notes to the financial statements.

13

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Thailand — 5.4%
10,262,590	Advanced Info Service Pcl (Foreign Registered) (a)	27,313,034
50,400,660	Asian Property Development Pcl (Foreign Registered) (a)	7,559,797
1,076,000	Bangkok Bank Pcl (a)	3,787,097
6,354,010	Bangkok Bank Pcl NVDR (a)	22,363,619
20,209,386	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	15,032,138
27,823,650	Bank of Ayudhya Pcl NVDR(Foreign Registered) (a)	17,228,927
1,823,300	Banpu Pcl (Foreign Registered) (a)	30,195,975
1,068,940	Banpu Pcl NVDR (a)	17,767,502
23,568,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	8,767,168
10,729,000	CP ALL Pcl (Foreign Registered) (a)	7,657,777
13,964,000	G Steel Pcl (Foreign Reigstered) * (a)	143,406
32,004,072	Home Product Center Pcl (Foreign Registered) (a)	4,541,316
150,975,800	IRPC Pcl (Foreign Registered) (a)	20,074,261
14,867,460	Kasikornbank Pcl (Foreign Registered) (a)	40,425,288
3,603,540	Kasikornbank Pcl NVDR (a)	9,417,146
68,395,600	Krung Thai Bank Pcl (Foreign Registered) (a)	20,665,783
17,436,000	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	14,091,964
4,361,000	PTT Chemical Pcl (Foreign Registered) (a)	10,507,608
7,131,000	PTT Exploration & Production Pcl (Foreign Registered) (a)	29,081,231
8,911,270	PTT Pcl (Foreign Registered) (a)	62,454,899
19,190,870	Robinson Department Store Pcl (Foreign Registered) (a)	6,033,360
1,605,513	Robinson Department Store Pcl NVDR (a)	504,752
12,901,400	Saha Pathana International Holding Pcl (Foreign Registered) (a)	6,675,606
3,419,138	Siam Cement Pcl (Foreign Registered) (a)	23,669,738
2,165,990	Siam Cement Pcl NVDR (a)	14,601,674
15,906,080	Siam Commercial Bank Pcl (Foreign Registered) (a)	40,366,408
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b)	940
7,993,000	Thai Airways International Pcl (Foreign Registered) * (a)	5,511,580
14,479,320	Thai Oil Pcl (Foreign Registered) (a)	18,914,340
11,275,000	Thoresen Thai Agencies Pcl (Foreign Registered) (a)	8,207,485
	Total Thailand	493,561,819

See accompanying notes to the financial statements.

14

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Turkey — 7.4%
10,302,005	Akbank TAS	52,008,625
1,336,040	Anadolu Efes Biracilik ve Malt Sanayii AS	13,544,617
4,339,750	Arcelik AS *	14,676,908
8,328,100	Asya Katilim Bankasi AS *	19,630,298
18,680,974	Dogan Sirketler Grubu Holdings AS	12,739,567
4,945,131	Enka Insaat ve Sanayi AS	19,293,877
8,301,200	Eregli Demir ve Celik Fabrikalari TAS *	22,671,101
2,705,000	Ford Otomotiv Sanayi AS	16,169,320
5,666,331	Haci Omer Sabanci Holding AS	21,488,240
21,668,900	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	8,177,015
15,110,019	KOC Holding AS *	45,040,246
42,150	Medya Holding AS * (a)	273
4,249,950	Sekerbank TAS *	6,196,982
2,787,558	Tekfen Holding AS *	9,005,445
1,946,800	Tofas Turk Otomobil Fabrikasi AS	6,189,517
2,131,520	Tupras-Turkiye Petrol Rafineriler AS	38,680,454
4,309,110	Turk Ekonomi Bankasi AS *	6,707,625
10,156,900	Turk Hava Yollari Anonim Ortakligi	32,271,844
6,563,170	Turk Telekomunikasyon AS	20,585,806
9,909,485	Turkcell Iletisim Hizmet AS	58,378,868
28,923,640	Turkiye Garanti Bankasi	106,468,545
3,863,055	Turkiye IS Bankasi *	10,191,571
8,376,360	Turkiye IS Bankasi Class C	23,253,989
8,567,674	Turkiye Sinai Kalkinma Bankasi AS *	11,084,254
13,646,860	Turkiye Vakiflar Bankasi TAO Class D *	31,167,143
7,846,900	Turkiye Halk Bankasi AS	49,608,350
8,409,033	Yapi ve Kredi Bankasi AS *	18,101,839
	Total Turkey	673,332,319
	TOTAL COMMON STOCKS (COST $6,873,844,758)	7,824,921,154

See accompanying notes to the financial statements.

15

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	PREFERRED STOCKS — 11.1%
	Brazil — 8.9%
5,202,560	Banco Bradesco SA 0.55%	89,676,974
1,984,800	Banco do Estado do Rio Grande do Sul SA Class B 1.29%	15,914,424
377,300	Bradespar SA 0.32%	8,232,266
1,130,500	Centrais Eletricas Brasileiras SA Class B 7.11%	17,947,622
1,286,655	Cia Energetica de Minas Gerais 2.54%	21,152,931
119,506	Companhia de Bebidas das Americas 5.60%	11,507,863
1,039,200	Companhia Paranaense de Energia Class B 0.35%	21,161,807
1,112,300	Eletropaulo Metropolitana SA 5.29%	23,093,543
1,384,362	Gerdau SA 0.59%	20,261,946
520,500	Gol-Linhas Aereas Inteligentes SA 3.14% *	7,070,954
5,253,371	Itausa-Investimentos Itau SA 0.49%	33,604,830
6,380,504	Petroleo Brasileiro SA (Petrobras) 1.01%	122,197,517
2,857,400	Petroleo Brasileiro SA Sponsored ADR 1.01%	109,724,160
1,515,340	Tele Norte Leste Participacoes ADR 6.73%	26,321,456
251,900	Telecomunicacoes de Sao Paulo SA 4.88%	5,491,996
1,428,000	Usinas Siderrurgicas de Minas Gerais SA Class A 0.95%	40,552,782
4,595,508	Vale SA Preference A 2.15%	113,034,519
4,988,420	Vale SA Sponsored ADR 1.93%	122,715,132
	Total Brazil	809,662,722
	Chile — 0.0%
105,500	Embotelladora Andina SA A Shares 3.12%	281,467
	Russia — 0.7%
60,838,350	Surgutneftegaz 8.19%	30,621,584
50,615	Transneft 0.97%	39,777,029
	Total Russia	70,398,613

See accompanying notes to the financial statements.

16

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	South Korea — 1.5%
343,200	Hyundai Motor Co 3.00%	12,297,239
297,147	Samsung Electronics Co Ltd (Non Voting) 1.65%	124,844,307
	Total South Korea	137,141,546
	TOTAL PREFERRED STOCKS (COST $746,404,212)	1,017,484,348
	PRIVATE EQUITY SECURITIES — 0.0%
	Russia — 0.0%
46,624	Divot Holdings NV, Convertible Securities-Class F (a) (c) (d) *	466
90,000	Divot Holdings NV, Private Equity Securities-Class D (a) (c) (d) *	900
124,330	Divot Holdings NV, Private Equity Securities-Class E (a) (c) (d) *	1,244
	Total Russia	2,610
	TOTAL PRIVATE EQUITY SECURITIES (COST $1,673,054)	2,610
	INVESTMENT FUNDS — 0.4%
	China — 0.2%
250,446	Martin Currie China A Share Fund Ltd Class B * (a) (c)	10,174,612
25,045	Martin Currie China A Share Fund Ltd Class S * (a) (c)	1,717,294
	Total China	11,891,906
	India — 0.1%
12,146	Fire Capital Mauritius Private Fund * (a) (c) (e)	9,317,791
170	SPG Infinity Technology Fund I * (a) (c) (d)	5,582
1,371,900	TDA India Technology Fund II LP * (a) (c)	1,405,551
	Total India	10,728,924
	Poland — 0.0%
1,749,150	The Emerging European Fund II LP * (a) (c)	393,802

See accompanying notes to the financial statements.

17

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)		Description	Value ($)
		Russia — 0.1%
	9,500,000	NCH Eagle Fund LP * (a) (c)	8,464,500
	2,769	Steep Rock Russia Fund LP * (a) (c)	802,276
		Total Russia	9,266,776
		Ukraine — 0.0%
	16,667	Societe Generale Thalmann Ukraine Fund * (a) (c) (d)	4,000
		TOTAL INVESTMENT FUNDS (COST $28,163,392)	32,285,408
		DEBT OBLIGATIONS — 0.4%
		Poland — 0.3%
PLN	100,677,888	TRI Media Secured Term Note, 4.65% , due 02/07/13 * (a) (c)	26,303,383
		United States — 0.1%
	9,489,668	U.S. Treasury Inflation Indexed Bond, 0.88% , due 04/15/10 (f)	9,533,405
		TOTAL DEBT OBLIGATIONS (COST $38,955,056)	35,836,788
		RIGHTS AND WARRANTS — 0.0%
		Brazil — 0.0%
	242,321	MMX Mineracao e Metalicos SA, Expires 03/18/10 *	757,609
		Malaysia — 0.0%
	4,395,496	Sunway City Warrants, Expires 10/04/17 *	619,539
	2,046,610	WCT Engineering Warrants, Expires 04/22/13 *	300,486
		Total Malaysia	920,025
		TOTAL RIGHTS AND WARRANTS (COST $1,408,100)	1,677,634

See accompanying notes to the financial statements.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 0.8%
		United States — 0.8%
		Affiliated Issuers
	8,064	GMO Special Purpose Holding Fund (g)	4,435
	2,979,553	GMO U.S. Treasury Fund	74,488,836
		TOTAL MUTUAL FUNDS (COST $74,505,229)	74,493,271
		CONVERTIBLE SECURITIES — 0.1%
		India — 0.1%
	3,380,000	Adani Enterprises Ltd, 6.00%, 01/27/12	4,799,600
	4,000,000	Housing Development Finance Corp, Zero Coupon, 09/27/10	6,400,000
		Total India	11,199,600
		TOTAL CONVERTIBLE SECURITIES (COST $8,430,092)	11,199,600
		SHORT-TERM INVESTMENTS — 0.8%
ZAR	2,861,943	Bank of America Time Deposit, 5.75%, due 03/01/10	373,407
USD	65,000,000	HSBC Bank Time Deposit, 0.13%, due 03/01/10	65,000,000
USD	4,100,000	Royal Bank of Canada Time Deposit, 0.13%, due 03/01/10	4,100,000
USD	96,264	Royal Bank of Scotland Time Deposit, 0.03%, due 03/01/10	96,264
		TOTAL SHORT-TERM INVESTMENTS (COST $69,569,671)	69,569,671
		TOTAL INVESTMENTS — 99.4% (Cost $7,842,953,564)	9,067,470,484
		Other Assets and Liabilities (net) — 0.6%	57,084,151
		TOTAL NET ASSETS — 100.0%	$9,124,554,635

See accompanying notes to the financial statements.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund's Net Assets	Value as of February 28, 2010
Divot Holdings NV, Convertible Securities-Class F	3/27/02	$46,624	0.00%	$466
Divot Holdings NV, Private Equity Securities-Class D	6/26/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,244
Fire Capital Mauritius Private Fund **	9/06/06-3/30/09	12,180,554	0.10%	9,317,791
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,710,928	0.11%	10,174,612
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.02%	1,717,294
NCH Eagle Fund LP	1/08/03	9,500,000	0.09%	8,464,500
SPG Infinity Technology Fund I	12/23/99	62,449	0.00%	5,582
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	802,276
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.02%	1,405,551
TRI Media Secured Term Note	8/7/09	29,505,475	0.29%	26,303,383
The Emerging European Fund II LP	12/05/97-6/24/02	471,720	0.00%	393,802
				$58,591,401

**  GMO Emerging Markets Fund has committed an additional $7,834,879 to this investment.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

See accompanying notes to the financial statements.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Affiliated company (Note 10).

(c)  Private placement securities are restricted as to resale.

(d)  The security is currently in full liquidation.

(e)  The Fund is committed to additional capital contributions in the amount of $7,834,879 to this investment.

(f)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(g)  Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

PLN - Polish Zloty

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.

21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $7,724,457,259) (Note 2)	$8,963,191,170
Investments in affiliated issuers, at value (cost $118,496,305) (Notes 2 and 10)	104,279,314
Foreign currency, at value (cost $42,057,053) (Note 2)	42,212,899
Receivable for investments sold	8,993,461
Receivable for Fund shares sold	11,474,749
Dividends and interest receivable	30,858,559
Foreign taxes receivable	1,279,452
Receivable for expenses reimbursed by Manager (Note 5)	309,878
Miscellaneous receivable	602,827
Total assets	9,163,202,309
Liabilities:
Payable for investments purchased	23,612,818
Payable for Fund shares repurchased	3,778,338
Payable to affiliate for (Note 5):
Management fee	5,252,894
Shareholder service fee	813,423
Trustees and Chief Compliance Officer of GMO Trust fees	18,843
Payable for foreign currency purchased	19,017
Miscellaneous payable	4,434,883
Accrued expenses	717,458
Total liabilities	38,647,674
Net assets	$9,124,554,635

See accompanying notes to the financial statements.

22

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$9,412,525,230
Distributions in excess of net investment income	(5,731,435)
Accumulated net realized loss	(1,504,261,871)
Net unrealized appreciation	1,222,022,711
$9,124,554,635
Net assets attributable to:
Class II shares	$2,265,636,913
Class III shares	$1,014,490,030
Class IV shares	$1,639,960,653
Class V shares	$367,836,085
Class VI shares	$3,836,630,954
Shares outstanding:
Class II	194,810,177
Class III	87,023,998
Class IV	141,586,750
Class V	31,795,060
Class VI	331,078,473
Net asset value per share:
Class II	$11.63
Class III	$11.66
Class IV	$11.58
Class V	$11.57
Class VI	$11.59

See accompanying notes to the financial statements.

23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $27,237,256)	$212,733,323
Interest	2,160,532
Dividends from affiliated issuers (net of withholding taxes of $70,569)	498,065
Total investment income	215,391,920
Expenses:
Management fee (Note 5)	68,764,224
Shareholder service fee – Class II (Note 5)	3,047,977
Shareholder service fee – Class III (Note 5)	2,939,300
Shareholder service fee – Class IV (Note 5)	1,905,994
Shareholder service fee – Class V (Note 5)	661,344
Shareholder service fee – Class VI (Note 5)	1,619,522
Custodian and fund accounting agent fees	9,813,023
Legal fees	1,042,203
Audit and tax fees	195,847
Trustees fees and related expenses (Note 5)	170,298
Transfer agent fees	79,332
Registration fees	69,417
Miscellaneous	214,269
Total expenses	90,522,750
Fees and expenses reimbursed by Manager (Note 5)	(2,371,724)
Expense reductions (Note 2)	(17,390)
Net expenses	88,133,636
Net investment income (loss)	127,258,284
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of capital gains tax of $11,142,082)	717,285,811
Investments in affiliated issuers	(7,214,993)
Realized gains distributions from affiliated issuers (Note 10)	11,647
Foreign currency, forward contracts and foreign currency related transactions (net of Brazilian IOF tax of $1,347,795)	(11,026,745)
Net realized gain (loss)	699,055,720
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in foreign capital gains tax of 2,837,518 $) (Note 2)	4,107,934,084
Investments in affiliated issuers	15,407,999
Foreign currency, forward contracts and foreign currency related transactions	1,719,616
Net unrealized gain (loss)	4,125,061,699
Net realized and unrealized gain (loss)	4,824,117,419
Net increase (decrease) in net assets resulting from operations	$4,951,375,703

See accompanying notes to the financial statements.

24

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$127,258,284	$173,363,460
Net realized gain (loss)	699,055,720	(1,470,249,400)
Change in net unrealized appreciation (depreciation)	4,125,061,699	(5,999,536,475)
Net increase (decrease) in net assets from operations	4,951,375,703	(7,296,422,415)
Distributions to shareholders from:
Net investment income
Class II	(37,234,403)	—
Class III	(21,375,610)	(28,336,721)
Class IV	(31,476,321)	(18,273,132)
Class V	(12,760,543)	(14,786,743)
Class VI	(64,099,216)	(51,906,362)
Total distributions from net investment income	(166,946,093)	(113,302,958)
Net realized gains
Class III	—	(617,696,497)
Class IV	—	(460,831,288)
Class V	—	(246,543,395)
Class VI	—	(1,056,552,888)
Total distributions from net realized gains	—	(2,381,624,068)
	(166,946,093)	(2,494,927,026)
Net share transactions (Note 9):
Class II	2,023,770,932	—
Class III	(2,964,843,372)	1,497,926,107
Class IV	(767,368,513)	219,935,401
Class V	(1,016,877,255)	593,348,669
Class VI	1,371,471,389	(398,899,272)
Increase (decrease) in net assets resulting from net share transactions	(1,353,846,819)	1,912,310,905
Purchase premiums and redemption fees (Notes 2 and 9):
Class II	3,293,784	—
Class III	3,740,402	7,610,631
Class IV	2,859,788	5,069,941
Class V	679,896	3,612,956
Class VI	6,691,676	22,495,973
Increase in net assets resulting from purchase premiums and redemption fees	17,265,546	38,789,501
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,336,581,273)	1,951,100,406
Total increase (decrease) in net assets	3,447,848,337	(7,840,249,035)
Net assets:
Beginning of period	5,676,706,298	13,516,955,333
End of period (including distributions in excess of net investment income of $5,731,435 and $52,553,842, respectively)	$9,124,554,635	$5,676,706,298

See accompanying notes to the financial statements.

25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)

	Period from August 12, 2009 through February 28, 2010
Net asset value, beginning of period	$10.62
Income (loss) from investment operations:
Net investment income (loss)†	0.02
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.20
Less distributions to shareholders:
From net investment income	(0.19)
Total distributions	(0.19)
Net asset value, end of period	$11.63
Total Return(a)	11.21	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,265,637
Net expenses to average daily net assets	1.07	%(b)*
Net investment income (loss) to average daily net assets	0.30	%*
Portfolio turnover rate	126	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2010.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

26

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.30		$20.48		$20.67		$22.49	$19.05
Income (loss) from investment operations:
Net investment income (loss)†	0.21		0.23		0.25		0.41	0.37
Net realized and unrealized gain (loss)	5.34		(10.65)		5.94		3.00	6.24
Total from investment operations	5.55		(10.42)		6.19		3.41	6.61
Less distributions to shareholders:
From net investment income	(0.19)		(0.13)		(0.31)		(0.54)	(0.43)
From net realized gains	—		(3.63)		(6.07)		(4.69)	(2.74)
Total distributions	(0.19)		(3.76)		(6.38)		(5.23)	(3.17)
Net asset value, end of period	$11.66		$6.30		$20.48		$20.67	$22.49
Total Return(a)	88.05%		(58.62)%		28.38%		17.05%	37.99%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,014,490		$2,309,057		$3,402,343		$4,276,782	$4,788,395
Net expenses to average daily net assets	1.06	%(b)	1.10	%(c)	1.09	%(c)	1.07%	1.10%
Net investment income (loss) to average daily net assets	2.25%		1.77%		1.04%		1.87%	1.88%
Portfolio turnover rate	126%		99%		60%		44%	41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.00	%(d)	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.04		$0.04		$0.02	$0.01

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(d)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.27		$20.40		$20.62		$22.45	$19.02
Income (loss) from investment operations:
Net investment income (loss)†	0.16		0.25		0.23		0.42	0.40
Net realized and unrealized gain (loss)	5.36		(10.62)		5.95		2.99	6.20
Total from investment operations	5.52		(10.37)		6.18		3.41	6.60
Less distributions to shareholders:
From net investment income	(0.21)		(0.13)		(0.33)		(0.55)	(0.43)
From net realized gains	—		(3.63)		(6.07)		(4.69)	(2.74)
Total distributions	(0.21)		(3.76)		(6.40)		(5.24)	(3.17)
Net asset value, end of period	$11.58		$6.27		$20.40		$20.62	$22.45
Total Return(a)	88.05%		(58.59)%		28.38%		17.10%	38.05%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,639,961		$1,345,811		$3,021,319		$2,599,002	$3,081,021
Net expenses to average daily net assets	0.99	%(b)	1.06	%(c)	1.05	%(c)	1.03%	1.05%
Net investment income (loss) to average daily net assets	1.54%		1.86%		0.98%		1.94%	2.03%
Portfolio turnover rate	126%		99%		60%		44%	41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.00	%(d)	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.04		$0.02		$0.02	$0.01

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(d)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

28

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.26		$20.39		$20.61		$22.44	$19.02
Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.22		0.23		0.43	0.22
Net realized and unrealized gain (loss)	5.32		(10.58)		5.96		2.98	6.39
Total from investment operations	5.52		(10.36)		6.19		3.41	6.61
Less distributions to shareholders:
From net investment income	(0.21)		(0.14)		(0.34)		(0.55)	(0.45)
From net realized gains	—		(3.63)		(6.07)		(4.69)	(2.74)
Total distributions	(0.21)		(3.77)		(6.41)		(5.24)	(3.19)
Net asset value, end of period	$11.57		$6.26		$20.39		$20.61	$22.44
Total Return(a)	88.21%		(58.59)%		28.43%		17.11%	38.12%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$367,836		$795,586		$1,190,887		$679,988	$1,447,059
Net expenses to average daily net assets	0.98	%(b)	1.03	%(c)	1.03	%(c)	1.01%	1.04%
Net investment income (loss) to average daily net assets	2.12%		1.81%		0.98%		1.97%	1.06%
Portfolio turnover rate	126%		99%		60%		44%	41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.01%		0.00	%(d)	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.05		$0.05		$0.03	$0.02

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(d)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

29

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.27		$20.42		$20.63		$22.45	$19.03
Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.23		0.25		0.42	0.38
Net realized and unrealized gain (loss)	5.41		(10.61)		5.95		3.01	6.23
Total from investment operations	5.54		(10.38)		6.20		3.43	6.61
Less distributions to shareholders:
From net investment income	(0.22)		(0.14)		(0.34)		(0.56)	(0.45)
From net realized gains	—		(3.63)		(6.07)		(4.69)	(2.74)
Total distributions	(0.22)		(3.77)		(6.41)		(5.25)	(3.19)
Net asset value, end of period	$11.59		$6.27		$20.42		$20.63	$22.45
Total Return(a)	88.34%		(58.61)%		28.49%		17.20%	38.07%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,836,631		$1,226,252		$5,902,406		$5,116,565	$3,203,435
Net expenses to average daily net assets	0.91	%(b)	1.00	%(c)	1.00	%(c)	0.98%	1.00%
Net investment income (loss) to average daily net assets	1.18%		1.83%		1.05%		1.93%	1.94%
Portfolio turnover rate	126%		99%		60%		44%	41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.01%		0.00	%(d)	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.07		$0.03		$0.02	$0.02

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(d)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

30

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P/IFCI Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets ("emerging markets"). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives (including options, futures, warrants, and swap contracts) and may invest in exchange-traded funds ("ETFs"). The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

As of February 28, 2010, the Fund had five classes of shares outstanding: Class II, Class III, Class IV, Class V and Class VI. Class II shares commenced operations on August 12, 2009. Each class of shares bears a different shareholder service fee.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager

31

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short term debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 6.08% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 67.61% of the net assets of the Fund and the underlying funds were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund's securities in Thailand were valued at the local price and adjusted by applying a premium when the holdings are within foreign ownership

32

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

limitations. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued equity securities based on values of underlying securities to which the securities are linked, and other equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Argentina	$4,247,117	$—	$—		$4,247,117
Brazil	849,300,591	—	—		849,300,591
Chile	5,866,122	—	—		5,866,122
China	53,051,816	697,042,617	8,189		750,102,622
Czech Republic	—	91,674,227	—		91,674,227
Egypt	—	158,300,359	—		158,300,359
Hungary	—	140,477,187	—		140,477,187
India	46,053,683	354,196,297	—		400,249,980
Indonesia	9,473,996	133,077,179	—		142,551,175
Israel	—	28,344,315	—		28,344,315
Malaysia	—	30,569,202	—		30,569,202
Mexico	131,600,896	—	—		131,600,896
Morocco	—	5,840,207	—		5,840,207
Peru	7,302,620	—	—		7,302,620
Philippines	—	19,019,507	—		19,019,507
Poland	—	89,981,168	—		89,981,168
Russia	163,076,120	1,193,183,434	—		1,356,259,554
South Africa	—	124,086,588	—		124,086,588
South Korea	5,270,064	1,465,296,235	0	*	1,470,566,299
Sri Lanka	—	186,913	—		186,913
Taiwan	—	851,500,367	—		851,500,367
Thailand	—	—	493,561,819		493,561,819
Turkey	10,191,571	663,140,475	273		673,332,319
TOTAL COMMON STOCKS	1,285,434,596	6,045,916,277	493,570,281		7,824,921,154

33

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stocks
Brazil	$809,662,722	$—	$—	$809,662,722
Chile	281,467	—	—	281,467
Russia	—	70,398,613	—	70,398,613
South Korea	—	137,141,546	—	137,141,546
TOTAL PREFERRED STOCKS	809,944,189	207,540,159	—	1,017,484,348
Private Equity Securities
Russia	—	—	2,610	2,610
TOTAL PRIVATE EQUITY SECURITIES	—	—	2,610	2,610
Investment Funds
China	—	—	11,891,906	11,891,906
India	—	—	10,728,924	10,728,924
Poland	—	—	393,802	393,802
Russia	—	—	9,266,776	9,266,776
Ukraine	—	—	4,000	4,000
TOTAL INVESTMENT FUNDS	—	—	32,285,408	32,285,408
Debt Obligations
Poland	—	—	26,303,383	26,303,383
United States	—	9,533,405	—	9,533,405
TOTAL DEBT OBLIGATIONS	—	9,533,405	26,303,383	35,836,788
Rights and Warrants
Malaysia	—	920,025	—	920,025
Brazil	—	757,609	—	757,609
TOTAL RIGHTS AND WARRANTS	—	1,677,634	—	1,677,634
Mutual Funds
United States	74,488,836	4,435	—	74,493,271
TOTAL MUTUAL FUNDS	74,488,836	4,435	—	74,493,271

34

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Convertible Securities
India	$—	$11,199,600	$—	$11,199,600
TOTAL CONVERTIBLE SECURITIES	—	11,199,600	—	11,199,600
Short-Term Investments	69,569,671	—	—	69,569,671
Total Investments	2,239,437,292	6,275,871,510	552,161,682	9,067,470,484
Total	$2,239,437,292	$6,275,871,510	$552,161,682	$9,067,470,484

*  Represents the investment in securities that have no value at February 28, 2010.

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's (both direct and indirect) investments in securities using Level 3 inputs were 6.1% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/Loss	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Common Stocks
China	$—	$—	$—	$—	$8,189	$—	$8,189
India	59,482	—	—	—	(59,482)	—	—
Lebanon	35,695	(7,333)	—	(4,669,905)	4,641,543	—	—
Russia	917,112	—	—	—	1,410,073	(2,327,185)	—
South Korea	—	(7,709)	—	(143,477)	(511,739)	662,925	—
Thailand	265,406,178	(4,426,031)	—	(55,956,861)	288,538,533	—	493,561,819
Turkey	248	—	—	—	25	—	273
Total Common Stocks	266,418,715	(4,441,073)	—	(60,770,243)	294,027,142	(1,664,260)	493,570,281

35

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/Loss	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Private Equity Securities
Poland	$33,454,416	$(58,936,203)	$—	$58,936,200	$(33,454,413)	$—	$—
Russia	2,610	—	—	—	—	—	2,610
Sri Lanka	787,469	(3,789,275)	—	1,536,705	1,465,101	—	—
Total Private Equity Securities	34,244,495	(62,725,478)	—	60,472,905	(31,989,312)	—	2,610
Investment Funds
China	8,299,762	—	—	—	3,592,144	—	11,891,906
India	7,530,572	1,243,602	—	(22,911)	1,977,661	—	10,728,924
Poland	767,055	(652,528)	—	—	279,275	—	393,802
Russia	6,291,343	250,000	—	—	2,725,433	—	9,266,776
Ukraine	4,000	—	—	—	—	—	4,000
Total Investment Funds	22,892,732	841,074	—	(22,911)	8,574,513	—	32,285,408
Debt Obligations
Poland	—	29,505,475	—	—	(3,202,092)	—	26,303,383
Mutual Funds
United States	5,887	—	—	—	(1,452)	(4,435)	—
Total	$323,561,829	$(36,820,002)	$—	$(320,249)	$267,408,799	$(1,668,695)	$552,161,682

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all

36

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. For the year ended February 28, 2010, the Fund incurred $11,142,082 in foreign capital gains tax, which is included in net realized gain (loss) in the Statement of Operations.

Effective October 20, 2009, the Fund is subject to a 2% Imposto sobre Operacoes Financeiras (IOF) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. In addition, effective November 19, 2009, the Fund may be subject to a 1.5% IOF transaction tax levied by the Brazilian government on foreign exchange transactions in connection with the issuance of depository receipts. The IOF tax has been included in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, partnership interest tax allocation, adjustment related to securities exchange, capital loss carryforwards, foreign currency transactions, redemption in-kind transactions and passive foreign investment company transactions.

37

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$166,946,093	$153,846,203
Net long-term capital gain	—	2,341,080,823
Total distributions	$166,946,093	$2,494,927,026

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$425,603
Other Tax Attributes:
Capital loss carryforwards	$(1,148,006,327)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(1,148,006,327)
Total	$(1,148,006,327)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,203,796,111	$863,830,220	$(155,847)	$863,674,373

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $28,969,086.

38

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying fund (See Note 5).

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 28, 2010, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.80% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to

39

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

40

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund needs to maintain a license to invest in many foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, which tend to be more volatile than developed markets.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging markets and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Smaller Company Risk — The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Focused Investment Risk (increased risk from the Fund's focus on investments in a limited number of countries and geographic regions), Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified

41

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For

42

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

43

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a

44

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

45

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the

46

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

47

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$1,677,634	$—	$1,677,634
Total	$—	$—	$—	$1,677,634	$—	$1,677,634

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(628,398)	$—	$(628,398)
Forward currency contracts	—	322,948	—	—	—	322,948
Total	$—	$322,948	$—	$(628,398)	$—	$(305,450)
Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$2,134,308	$—	$2,134,308
Forward currency contracts	—	(1,904,936)	—	—	—	(1,904,936)
Total	$—	$(1,904,936)	$—	$2,134,308	$—	$229,372

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Rights/ Warrants
Average amount outstanding	$11,725,343	$1,455,161

48

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. Effective August 12, 2009, that fee is paid monthly at the annual rate of 0.75% of average daily net assets. Before August 12, 2009, the management fee was paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares, and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse each class of the Fund for expenses incurred by the class through at least June 30, 2010 to the extent the class's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed the following amounts of the class's average daily net assets: 0.95% for Class II shares, 0.90% for Class III shares, 0.85% for Class IV shares, 0.80% for Class V shares, and 0.77% for Class VI shares. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), and custodial fees. In addition, the Manager has contractually agreed to reimburse each class of the Fund through at least June 30, 2010 to the extent that the sum of (a) the class's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the class through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds the following amounts of the class's average daily net assets: 0.95% for Class II shares, 0.90% for Class III shares, 0.85% for Class IV shares, 0.80% for Class V shares, and 0.77% for Class VI shares, subject to a maximum total reimbursement to each class equal to such amounts of the class's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $170,298 and $71,010, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

49

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $10,686,308,352 and $12,011,079,337, respectively. Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $72,183,877.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, the Fund had no shareholders who individually held more than 10% of the Fund's outstanding shares.

As of February 28, 2010, 0.58% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 19.54% of the Fund's shares were held by accounts for which the Manager had investment discretion.

50

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from August 12, 2009 (commencement of operations) through February 28, 2010
Class II:	Shares	Amount
Shares sold*	252,778,370	$2,699,405,042
Shares issued to shareholders in reinvestment of distributions	2,489,345	29,548,519
Shares repurchased	(60,457,538)	(705,182,629)
Purchase premiums	—	289,458
Redemption fees	—	3,004,326
Net increase (decrease)	194,810,177	$2,027,064,716

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	60,688,925	$590,315,924	199,316,510	$1,549,659,316
Shares issued to shareholders in reinvestment of distributions	1,384,598	14,933,224	54,047,677	611,126,733
Shares repurchased	(341,523,485)	(3,570,092,520)	(53,039,178)	(662,859,942)
Purchase premiums	—	1,656,883	—	3,747,220
Redemption fees	—	2,083,519	—	3,863,411
Net increase (decrease)	(279,449,962)	$(2,961,102,970)	200,325,009	$1,505,536,738
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	83,789,833	$867,186,010	157,053,136	$1,026,539,902
Shares issued to shareholders in reinvestment of distributions	2,234,977	25,614,765	40,848,201	475,454,559
Shares repurchased	(159,036,163)	(1,660,169,288)	(131,400,487)	(1,282,059,060)
Purchase premiums	—	317,143	—	482,899
Redemption fees	—	2,542,645	—	4,587,042
Net increase (decrease)	(73,011,353)	$(764,508,725)	66,500,850	$225,005,342

51

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class V:	Shares	Amount	Shares	Amount
Shares sold	43,715,876	$473,416,600	196,888,178	$1,458,962,017
Shares issued to shareholders in reinvestment of distributions	631,224	6,813,766	24,664,677	260,296,435
Shares repurchased	(139,632,569)	(1,497,107,621)	(152,881,388)	(1,125,909,783)
Purchase premiums	—	150,000	—	3,005,084
Redemption fees	—	529,896	—	607,872
Net increase (decrease)	(95,285,469)	$(1,016,197,359)	68,671,467	$596,961,625
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	201,482,771	$2,104,241,700	244,681,931	$2,170,286,504
Shares issued to shareholders in reinvestment of distributions	5,401,782	62,732,344	88,616,021	1,028,385,993
Shares repurchased	(71,261,109)	(795,502,655)	(426,960,691)	(3,597,571,769)
Purchase premiums	—	661,775	—	10,675,993
Redemption fees	—	6,029,901	—	11,819,980
Net increase (decrease)	135,623,444	$1,378,163,065	(93,662,739)	$(376,403,299)

*  During the year ended February 28, 2010, the following transfers occurred from Class III to Class II:

Date of Transfer	Shares Transferred	Amount Transferred
8/12/2009	239,139,436	$2,539,820,792
10/30/2009	(14,087,438)	$(161,582,914)
2/5/2010	(3,803,675)	$(42,905,458)
2/24/2010	3,378,830	$39,329,578

52

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund's transactions involving companies that are or were affiliates during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boryung Pharmaceutical Co Ltd	$2,759,751	$493,677	$1,340,157	$60,107	$4,294,391
CBAY Systems Holdings Ltd	7,663,868	—	375	—	12,969,456
Daehan Pulp Co Ltd	1,825,376	3,337,502	1,261,806	—	5,372,382
Dimerco Express Taiwan Corp*	6,639,875	—	7,654,969	246,206	3,800,682
Edu Ark Co Ltd	662,925	4,568	12,273	1	—
In The F Co Ltd	1,677,571	—	66,363	—	2,849,143
Keangnam Enterprises Ltd*	707,885	4,935,662	9,885,745	—	—
Les Enphants Co Ltd*	4,441,616	—	8,466,837	56,673	—
Millenium Information Technology*	787,469	—	3,495,599	42,029	—
Pumyang Construction Co Ltd	5,161,915	—	1,450,109	80,451	4,299,731
Star Block Co Ltd (Foreign Registered)	859	—	—	—	940
Totals	$32,329,110	$8,771,409	$33,634,233	$485,467	$33,586,725

*  No longer an affiliate as of February 28, 2010.

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$5,887	$—	$—	$—	$—	$4,435
GMO U.S. Treasury Fund	—	203,527,043	129,029,416	12,598	11,647	74,488,836
Totals	$5,887	$203,527,043	$129,029,416	$12,598	$11,647	$74,493,271

53

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

54

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

55

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

56

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2010 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	1.07%	$1,000.00	$1,104.90	$5.58
2) Hypothetical	1.07%	$1,000.00	$1,019.49	$5.36
Class III
1) Actual	1.03%	$1,000.00	$1,105.50	$5.38
2) Hypothetical	1.03%	$1,000.00	$1,019.69	$5.16
Class IV
1) Actual	0.97%	$1,000.00	$1,105.30	$5.06
2) Hypothetical	0.97%	$1,000.00	$1,019.98	$4.86
Class V
1) Actual	0.94%	$1,000.00	$1,105.60	$4.91
2) Hypothetical	0.94%	$1,000.00	$1,020.13	$4.71
Class VI
1) Actual	0.89%	$1,000.00	$1,106.10	$4.65
2) Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

57

GMO Emerging Markets Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $27,279,926 and recognized foreign source income of $251,668,697.

For taxable, non-corporate shareholders, 65.80% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

58

GMO Emerging Markets Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

59

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

60

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

61

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

62

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

63

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

64

GMO Flexible Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Flexible Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team while the overall management and strategic direction of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Flexible Equities Fund returned +23.6% for the fiscal year ended February 28, 2010, as compared with +54.3% for the Fund's benchmark, the MSCI World Index.

Implementation was negative, driven by positions in Japanese equities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO Flexible Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.4%
Short-Term Investments	4.2
Futures Contracts	0.0
Forward Currency Contracts	(2.7)
Other	0.1
100.0%
Country Summary	% of Equity Investments
Japan	100.0%
100.0%
Industry Group Summary	% of Equity Investments
Capital Goods	17.1%
Retailing	12.2
Banks	12.0
Diversified Financials	11.2
Telecommunication Services	10.5
Real Estate	6.9
Health Care Equipment & Services	6.0
Food & Staples Retailing	4.8
Commercial & Professional Services	3.9
Food, Beverage & Tobacco	3.4
Consumer Durables & Apparel	2.9
Transportation	2.6
Materials	1.9
Utilities	1.2
Consumer Services	1.1
Software & Services	0.8
Media	0.8
Household & Personal Products	0.6
Insurance	0.1
100.0%

1

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%
	Japan — 98.4%
260	Accordia Golf Co Ltd	273,546
404,500	Aeon Co Ltd	4,161,234
128,000	Aeon Credit Service Co Ltd	1,308,336
34,800	Aica Kogyo Co Ltd	367,502
356,900	Aiful Corp	535,001
60,800	Alfresa Holdings Corp	2,510,337
31,800	Alpen Co Ltd	499,688
45,500	Aoyama Trading Co Ltd	744,004
217,000	Aozora Bank Ltd *	278,269
19,800	Arcs Co Ltd	270,773
69,400	Arnest One Corp	672,128
46,800	Asahi Breweries Ltd	897,009
1,203,000	Asahi Glass Co Ltd	11,982,239
27,800	Asatsu-DK Inc	540,966
22,400	Autobacs Seven Co Ltd	663,670
5,800	Bank of Okinawa Ltd (The)	227,523
39,000	Bank of Saga Ltd (The)	108,767
20,900	Bank of the Ryukyus Ltd	233,537
708,000	Bank of Yokohama Ltd (The)	3,540,943
131,650	Belluna Co Ltd	553,913
155,000	Best Denki Co Ltd *	369,733
2,483	BIC Camera Inc	850,323
10,400	BML Inc	266,624
31,000	Bunka Shutter Co Ltd	89,203
42,200	Cawachi Ltd	848,738
349,800	Cedyna Financial Corp *	628,940
273,000	Central Glass Co Ltd	1,254,153
158,000	Century Tokyo Leasing Corp	2,192,295
209,000	Chiba Bank Ltd	1,270,133
26,900	Chiba Kogyo Bank Ltd (The) *	201,631
28,500	Chiyoda Integre Co Ltd	361,482
650,000	Chuo Mitsui Trust Holdings Inc	2,337,861

See accompanying notes to the financial statements.

2

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
23,300	Circle K Sunkus Co Ltd	292,324
16,700	Coca-Cola Central Japan Co Ltd	205,967
11,200	Cocokara fine Holdings Inc	190,120
76,300	COMSYS Holdings Corp	731,323
211,285	Credit Saison Co Ltd	2,679,665
89,400	CSK Holdings Corp *	384,230
322	CyberAgent Inc	584,971
24,300	Daidoh Ltd	188,351
298,450	Daiei Inc *	988,483
50,500	Daiichikosho Co Ltd	680,609
34,000	Daiken Corp	97,532
821,000	Daikyo Inc *	1,506,938
53,000	Daimei Telecom Engineering Corp	379,293
147,000	Daio Paper Corp	1,176,517
95,100	Daito Trust Construction Co Ltd	4,648,786
43,000	Daiwa House Industry Co Ltd	460,285
513,000	Daiwa Securities Group Inc	2,526,522
306,000	Dai Nippon Printing Co Ltd	4,042,783
276	DA Office Investment Corp (REIT)	576,051
65,500	DCM Japan Holdings Co Ltd	378,078
19,400	Dentsu Inc	460,541
88,000	Don Quijote Co Ltd	2,228,115
22,000	Doshisha Co Ltd	527,231
42,500	DTS Corp	421,612
646	eAccess Ltd	521,990
250,200	Edion Corp	2,640,247
78,700	Electric Power Development Co Ltd	2,637,296
41,100	Fast Retailing Co Ltd	6,910,626
7,100	FP Corp	333,722
69	Frontier Real Estate Investment Corp (REIT)	516,325
1,040,000	Fuji Electric Holdings Co Ltd *	2,428,693
31,100	Fuji Oil Co Ltd	484,388
9,500	Fuji Soft Inc	159,576
85,000	Fukuoka Financial Group Inc	312,239

See accompanying notes to the financial statements.

3

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
66,700	Fuyo General Lease Co Ltd	1,857,936
1,045	Geo Corp	1,099,190
96	Global One Real Estate Investment Co Ltd (REIT)	710,284
29,310	Goldcrest Co Ltd	836,362
26,500	Gulliver International Co Ltd	1,128,137
55,200	H.I.S. Co Ltd	993,291
8,470	Hakuhodo DY Holdings Inc	414,918
2,187,000	Haseko Corp *	2,135,593
20,400	Heiwado Co Ltd	260,778
62,000	Higashi-Nippon Bank Ltd (The)	120,908
64,300	Hikari Tsushin Inc	1,123,193
129,000	Hiroshima Bank Ltd (The)	533,654
190,000	Hitachi Cable Ltd	486,881
95,800	Hitachi Capital Corp	1,318,442
10,200	Hitachi Systems & Services Ltd	246,490
13,800	Hogy Medical Co Ltd	703,319
71,000	Hokuetsu Bank Ltd (The)	117,481
77,320	Honeys Co Ltd	584,475
29,000	IBJ Leasing Co Ltd	523,678
54,000	Isetan Mitsukoshi Holdings Ltd	568,774
20,100	Itoki Corp	41,446
81,700	Ito En Ltd	1,253,369
95,000	Izumiya Co Ltd	432,574
55,100	Izumi Co Ltd	689,025
321,000	JACCS Co Ltd	695,575
59	Japan Real Estate Investment Corp (REIT)	509,866
94	Japan Excellent Inc (REIT)	417,581
3,532	Japan Retail Fund Investment Corp (REIT)	4,184,373
48,600	Japan Securities Finance Co Ltd	348,237
70,000	Joshin Denki Co Ltd	625,854
62,000	JS Group Corp	1,220,129
70,000	J-Oil Mills Inc	219,958
68,000	J Front Retailing Co Ltd	378,962
103,200	K's Holdings Corp	3,038,249

See accompanying notes to the financial statements.

4

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
1,019,000	Kajima Corp	2,380,341
119,000	Kansai Urban Banking Corp	198,006
84,500	Kao Corp	2,155,951
32,000	Kasumi Co Ltd	163,857
30,100	Kato Sangyo Co Ltd	495,011
664	KDDI Corp	3,538,677
69,300	Keiyo Co Ltd	345,747
256	Kenedix Realty Investment Corp (REIT)	698,009
196,000	Kirin Holdings Co Ltd	2,701,825
5,372	KK daVinci Holdings *	139,218
63,000	Kohnan Shoji Co Ltd	714,366
139,400	Kojima Co Ltd	1,117,996
182,000	Krosaki Harima Corp	473,723
321,000	Kurabo Industries Ltd	574,492
75,000	Kyodo Printing Co Ltd	211,349
16,400	Kyoritsu Maintenance Co Ltd	239,027
61,000	Kyudenko Corp	359,133
319,500	Leopalace21 Corp *	1,535,084
247,000	Maeda Corp	773,252
51,000	Maeda Road Construction Co Ltd	432,093
7,700	Mandom Corp	215,783
63,000	Marudai Food Co Ltd	188,737
659,000	Maruha Group Inc	935,109
135,700	Marui Group Co Ltd	923,855
22,000	Maruzen Showa Unyu Co Ltd	71,844
33,800	Matsuda Sangyo Co Ltd	582,187
262,000	Medipal Holdings Corp	3,102,042
30,000	Megane TOP Co Ltd	218,387
53,000	Mercian Corp	104,303
319	MID REIT Inc (REIT)	665,631
18,200	Mikuni Coca-Cola Bottling Co Ltd	143,863
57,900	Miraca Holdings Inc	1,755,589
1,431,000	Mitsubishi Electric Corp *	11,712,333
385,000	Mitsubishi Paper Mills Ltd	445,906

See accompanying notes to the financial statements.

5

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
2,738,900	Mitsubishi UFJ Financial Group Inc	13,950,609
98,680	Mitsubishi UFJ Lease & Finance Co Ltd	3,399,293
25,000	Mitsui Home Co Ltd	133,102
295,000	Mizuho Securities Co Ltd	870,795
1,802,100	Mizuho Financial Group Inc	3,496,603
423,000	Mizuho Investors Securities Co Ltd *	436,959
336,000	Morinaga Milk Industry Co Ltd	1,399,920
13,900	NEC Fielding Ltd	187,681
13,500	NEC Networks & System Integration Corp	159,889
384,000	Nichias Corp *	1,663,249
19,200	Nichiha Corp *	140,983
58,900	Nichii Gakkan Co	550,925
108,000	Nichirei Corp	414,986
131,000	Nihon Yamamura Glass Co Ltd	434,506
133,000	Nippon Corp	1,046,136
584	Nippon Commercial Investment Corp (REIT)	736,523
61,000	Nippon Densetsu Kogyo Co Ltd	490,194
686,000	Nippon Express Co Ltd	2,825,258
73,000	Nippon Flour Mills Co Ltd	376,618
62,000	Nippon Konpo Unyu Soko Co Ltd	698,055
55,300	Nippon Paper Group Inc	1,410,845
919	Nippon Residential Investment Corp (REIT) (a)	2,146,388
57,800	Nippon Signal Co Ltd (The)	510,449
360,400	Nippon Suisan Kaisha Ltd	1,056,878
367,500	Nippon Telegraph & Telephone Corp	16,026,384
83,300	Nishimatsuya Chain Co Ltd	783,157
938,000	Nishimatsu Construction Co Ltd	1,138,947
56,800	Nissen Holdings Co Ltd	232,247
10,800	Nissha Printing Co Ltd	382,129
90,000	Nisshinbo Holdings Inc	878,244
37,500	Nisshin Seifun Group Inc	494,724
120,000	Nissin Corp	244,340
33,250	Nitori Co Ltd	2,670,082
135,000	Nitto Boseki Co Ltd	262,150

See accompanying notes to the financial statements.

6

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
18,700	Nitto Kogyo Corp	176,577
790,900	Nomura Holdings Inc	5,823,176
6,751	NTT Docomo Inc	10,425,897
505,000	Obayashi Corp	1,951,097
34,000	Okamura Corp	180,156
117	Okinawa Cellular Telephone Co	216,390
7,500	Okinawa Electric Power Co	414,728
11,000	Okuwa Co Ltd	105,783
168,000	Olympus Corp	5,171,764
50,000	Onward Holdings Co Ltd	340,911
902,000	Orient Corp *	820,490
180,050	ORIX Corp	13,796,228
103	ORIX JREIT Inc (REIT)	494,648
146,000	Osaka Gas Co Ltd	529,406
330	Pacific Golf Group International Holdings KK	242,194
168,000	Panasonic Electric Works Co Ltd	1,953,134
18,000	Paris Miki Holdings Inc	153,089
78,800	Park24 Co Ltd	819,473
329	Pasona Group Inc	232,848
1,058,000	Penta Ocean Construction Co Ltd *	1,271,569
126	PILOT Corp	155,556
26,920	Point Inc	1,666,451
206	Premier Investment Corp (REIT)	681,079
871	Rakuten Inc	670,387
495,000	Resona Holdings Inc	5,974,968
18,800	Resorttrust Inc	262,299
55,800	Ricoh Leasing Co Ltd	1,278,997
32,700	Right On Co Ltd	245,689
178,000	Round One Corp	1,147,251
20,500	Ryohin Keikaku Co Ltd	858,363
23,800	Ryoshoku Ltd	591,516
20,900	Saint Marc Holdings Co Ltd	699,389
20,300	Sanei-International Co Ltd	235,088
54,000	Sanki Engineering	376,479

See accompanying notes to the financial statements.

7

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
550,000	Sankyo-Tateyama Holdings Inc *	697,698
409,000	Sankyu Inc	1,965,667
216,000	Sanwa Shutter Corp	636,116
132,000	Sanyo Shokai Ltd	494,556
6,400	San-A Co Ltd	234,874
152,900	Sapporo Hokuyo Holdings Inc	671,606
6,370	SBI Holdings Inc	1,133,940
105,900	Secom Co Ltd	4,852,812
199,000	Seiko Holdings Corp	395,906
195,000	Seino Holdings Co Ltd	1,375,518
60,700	Seiren Co Ltd	383,226
169,000	Sekisui House Ltd	1,648,652
45,000	Senko Co Ltd	155,780
19,900	Senshukai Co Ltd	114,932
187,000	Senshu Ikeda Holdings Inc *	456,739
333,700	Seven & I Holdings Co Ltd	7,520,816
15,500	Shimamura Co Ltd	1,349,693
205,000	Shimizu Corp	793,296
58,500	Shizuoka Gas Co Ltd	358,418
46,000	Shochiku Co Ltd	407,399
76,700	Shoei Co Ltd	611,594
35,000	Showa Sangyo Co Ltd	112,178
389,500	SoftBank Corp	10,180,322
83,000	Sompo Japan Insurance Inc	574,185
878,100	Sumitomo Electric Industries Ltd	10,544,602
198,000	Sumitomo Forestry Co Ltd	1,533,929
171,000	Sumitomo Osaka Cement Co Ltd	290,805
93,000	Sumitomo Realty & Development Co Ltd	1,648,770
1,911,311	Sumitomo Trust & Banking Co Ltd	10,781,112
23,600	Sundrug Co Ltd	572,582
56,800	Suzuken Co Ltd	1,879,141
716,000	SWCC Showa Holdings Co Ltd *	650,673
16,600	Sysmex Corp	985,068
1,507,000	Taiheiyo Cement Co Ltd *	1,962,835

See accompanying notes to the financial statements.

8

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
270,000	Taihei Kogyo Co Ltd	1,286,022
1,693,000	Taisei Corp	3,502,324
84,000	Takaoka Electric MFG Co Ltd	257,658
43,750	Takefuji Corp	193,489
99,200	Terumo Corp	5,369,392
494,000	TOA Corp	551,102
96,000	Toho Gas Co Ltd	525,213
47,300	Toho Holdings Co Ltd	640,122
209,000	Tokai Tokyo Financial Holdings	803,313
22,280	Token Corp	505,612
135,000	Tokyo Tatemono Co Ltd	473,737
28,700	Tokyo Tomin Bank Ltd (The)	366,176
57,760	Tokyu Construction Co Ltd *	161,002
255,000	Tokyu Land Corp	917,802
357,000	Toppan Printing Co Ltd	3,100,238
118	Top REIT Inc (REIT)	539,245
126,000	Toyobo Co Ltd	191,325
1,000,000	Toyo Construction Co Ltd	517,388
86,000	Toyo Securities Co Ltd *	157,373
43,700	Toyo Seikan Kaisha Ltd	712,084
684	T-Gaia Corp	1,034,565
87,000	Uchida Yoko Co Ltd	273,134
46,400	United Arrows Ltd	502,916
162	United Urban Investment Corp (REIT)	870,081
882,000	Unitika Ltd *	684,191
262,100	UNY Co Ltd	2,050,654
38,580	USS Co Ltd	2,500,577
49,000	Valor Co Ltd	400,257
42,800	Xebio Co Ltd	822,978
18,400	Yachiyo Bank Ltd (The)	424,671
3,597	Yahoo Japan Corp	1,346,343
60,400	Yakult Honsha Co Ltd	1,834,702
49,860	Yamada Denki Co Ltd	3,476,496
73,000	Yamaguchi Financial Group Inc	799,217

See accompanying notes to the financial statements.

9

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		Japan — continued
	162,000	Yamato Holdings Co Ltd	2,154,638
	27,000	Yokohama Reito Co Ltd	188,017
	23,000	Yonekyu Corp	198,487
	17,000	Yurtec Corp	78,391
	41,000	Yusen Air & Sea Service Co Ltd	573,860
	53,600	Zensho Co Ltd	400,813
		Total Japan	385,447,001
		TOTAL COMMON STOCKS (COST $361,177,067)	385,447,001
		SHORT-TERM INVESTMENTS — 4.2%
JPY	12,320,187	Citibank Time Deposit, 0.01%, due 03/01/10	138,639
USD	16,476,448	Royal Bank of Scotland Time Deposit, 0.03%, due 03/01/10	16,476,448
		TOTAL SHORT-TERM INVESTMENTS (COST $16,615,087)	16,615,087
		TOTAL INVESTMENTS — 102.6% (Cost $377,792,154)	402,062,088
		Other Assets and Liabilities (net) — (2.6%)	(10,174,328)
		TOTAL NET ASSETS — 100.0%	$391,887,760

See accompanying notes to the financial statements.

10

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/08/10	JPY	524,828,000	$5,907,357	$104,249
3/08/10	JPY	1,818,500,000	20,468,666	(6,018)
3/08/10	JPY	9,056,100,000	101,933,617	51,478
4/09/10	JPY	524,828,000	5,908,349	2,446
			$134,217,989	$152,155
Sales #
3/08/10	JPY	524,828,000	$5,907,357	$(2,452)
3/08/10	JPY	9,056,100,000	101,933,617	(4,214,706)
3/08/10	JPY	1,818,500,000	20,468,666	(468,666)
4/09/10	JPY	8,161,628,000	91,881,044	11,072
4/09/10	JPY	4,856,332,528	54,671,066	(1,245,009)
4/09/10	JPY	8,546,593,071	96,214,859	(2,052,467)
4/09/10	JPY	4,706,094,195	52,979,730	(1,212,008)
4/09/10	JPY	8,165,619,806	91,925,982	(1,722,949)
			$515,982,321	$(10,907,185)

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
19	TOPIX	March 2010	$1,903,201	$(31,123)

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

11

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

JPY - Japanese Yen

USD - United States Dollar

See accompanying notes to the financial statements.

12

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $377,792,154) (Note 2)	$402,062,088
Receivable for Fund shares sold	280,403
Dividends receivable	840,516
Unrealized appreciation on open forward currency contracts (Note 4)	169,245
Receivable for collateral on open futures contracts (Note 4)	67,000
Receivable for expenses reimbursed by Manager (Note 5)	57,849
Total assets	403,477,101
Liabilities:
Foreign currency due to custodian (proceeds $1,192)	2,228
Payable for Fund shares repurchased	300,000
Payable to affiliate for (Note 5):
Management fee	164,752
Shareholder service fee	19,542
Trustees and Chief Compliance Officer of GMO Trust fees	748
Payable for variation margin on open futures contracts (Note 4)	2,154
Unrealized depreciation on open forward currency contracts (Note 4)	10,924,275
Accrued expenses	175,642
Total liabilities	11,589,341
Net assets	$391,887,760
Net assets consist of:
Paid-in capital	$403,770,735
Distributions in excess of net investment income	(253,635)
Accumulated net realized loss	(25,133,272)
Net unrealized appreciation	13,503,932
$391,887,760
Net assets attributable to:
Class III shares	$41,753,036
Class VI shares	$350,134,724
Shares outstanding:
Class III	2,250,478
Class VI	18,864,999
Net asset value per share:
Class III	$18.55
Class VI	$18.56

See accompanying notes to the financial statements.

13

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $620,934)	$8,282,071
Interest	3,135
Total investment income	8,285,206
Expenses:
Management fee (Note 5)	2,314,167
Shareholder service fee – Class III (Note 5)	73,720
Shareholder service fee – Class VI (Note 5)	204,386
Custodian and fund accounting agent fees	292,719
Audit and tax fees	77,693
Transfer agent fees	39,943
Registration fees	29,989
Legal fees	27,125
Trustees fees and related expenses (Note 5)	8,561
Miscellaneous	15,092
Total expenses	3,083,395
Fees and expenses reimbursed by Manager (Note 5)	(478,960)
Expense reductions (Note 2)	(42)
Net expenses	2,604,393
Net investment income (loss)	5,680,813
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(25,344,882)
Closed futures contracts	1,437,408
Foreign currency, forward contracts and foreign currency related transactions	3,787,919
Net realized gain (loss)	(20,119,555)
Change in net unrealized appreciation (depreciation) on:
Investments	115,692,061
Open futures contracts	(31,123)
Foreign currency, forward contracts and foreign currency related transactions	(10,710,668)
Net unrealized gain (loss)	104,950,270
Net realized and unrealized gain (loss)	84,830,715
Net increase (decrease) in net assets resulting from operations	$90,511,528

See accompanying notes to the financial statements.

14

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Period from December 12, 2008 (commencement of operations) through February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,680,813	$465,195
Net realized gain (loss)	(20,119,555)	(1,376,630)
Change in net unrealized appreciation (depreciation)	104,950,270	(91,446,338)
Net increase (decrease) in net assets from operations	90,511,528	(92,357,773)
Distributions to shareholders from:
Net investment income
Class III	(1,059,417)	(2,863)
Class VI	(8,942,217)	(32,233)
Total distributions from net investment income	(10,001,634)	(35,096)
Net share transactions (Note 9):
Class III	(12,149,564)	55,644,468
Class VI	(30,326,228)	390,602,059
Increase (decrease) in net assets resulting from net share transactions	(42,475,792)	446,246,527
Total increase (decrease) in net assets	38,034,102	353,853,658
Net assets:
Beginning of period	353,853,658	—
End of period (including distributions in excess of net investment income of $253,635 and $932,281, respectively)	$391,887,760	$353,853,658

See accompanying notes to the financial statements.

15

GMO Flexible Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28, 2010		Period from December 12, 2008 (commencement of operations) through February 28, 2009
Net asset value, beginning of period	$15.39		$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.02
Net realized and unrealized gain (loss)	3.40		(4.63)
Total from investment operations	3.63		(4.61)
Less distributions to shareholders:
From net investment income	(0.47)		(0.00	)(a)
Total distributions	(0.47)		(0.00)
Net asset value, end of period	$18.55		$15.39
Total Return(b)	23.62%		(23.04	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$41,753		$43,788
Net expenses to average daily net assets	0.70	%(c)	0.70	%*
Net investment income (loss) to average daily net assets	1.26%		0.56	%*
Portfolio turnover rate	58%		7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.26	%*

(a)  Distributions from net investment income were less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

16

GMO Flexible Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28, 2010		Period from December 12, 2008 (commencement of operations) through February 28, 2009
Net asset value, beginning of period	$15.39		$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.03
Net realized and unrealized gain (loss)	3.41		(4.64)
Total from investment operations	3.66		(4.61)
Less distributions to shareholders:
From net investment income	(0.49)		(0.00	)(a)
Total distributions	(0.49)		(0.00)
Net asset value, end of period	$18.56		$15.39
Total Return(b)	23.81%		(23.04	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$350,135		$310,066
Net expenses to average daily net assets	0.61	%(c)	0.61	%*
Net investment income (loss) to average daily net assets	1.36%		0.69	%*
Portfolio turnover rate	58%		7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.26	%*

(a)  Distributions from net investment income were less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

17

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Flexible Equities Fund (the "Fund"), which commenced operations on December 12, 2008, is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI World Index. The Manager plans to pursue the Fund's investment objective principally by investing in equity securities traded in any of the world's securities markets based on the Manager's assessment of relative opportunities in those markets. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. If the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

As of October 30, 2009 the Fund registered its shares under the Securities Act of 1933.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

18

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.55% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 97.63% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

19

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund valued certain securities based on values of underlying securities to which the securities are linked adjusted for changes in the securities' index.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Japan	$703,229	$382,597,384	$2,146,388	$385,447,001
TOTAL COMMON STOCKS	703,229	382,597,384	2,146,388	385,447,001
Short-Term Investments	16,615,087	—	—	16,615,087
Total Investments	17,318,316	382,597,384	2,146,388	402,062,088
Forward Currency Contracts	—	169,245	—	169,245
Total	$17,318,316	$382,766,629	$2,146,388	$402,231,333

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts	$—	$(31,123)	$—	$(31,123)
Forward Currency Contracts	—	(10,924,275)	—	(10,924,275)
Total	$—	$(10,955,398)	$—	$(10,955,398)

The aggregate net value of the Fund's direct investments in securities using Level 3 inputs was 0.55% of total net assets.

20

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Common Stocks
Japan	$—	$1,694,163	$—	$56,091	$296,252	$99,882	$2,146,388
Total	$—	$1,694,163	$—	$56,091	$296,252	$99,882	$2,146,388

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

21

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transactions based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, and post-October currency losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2010	February 28, 2009
Ordinary income (including any net short-term capital gain)	$10,001,634	$35,096
Total distributions	$10,001,634	$35,096

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(23,957,755)
Post-October currency loss deferral	$(2,800,425)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(23,957,755)
Total	$(23,957,755)

22

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$387,171,333	$26,614,451	$(11,723,665)	$14,890,786

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the periods ended February 28, 2009 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

23

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Management Risk — This is the risk that the Manager's strategies and techniques will fail to produce the desired results.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Focused Investment Risk — Focusing investments in countries, regions, sectors, or a limited number of companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because it may invest a significant portion of its assets in a particular geographic region or foreign country or in the securities of a limited number of issuers. A decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund invested in the securities of a larger number of issuers.

24

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

Other principal risks of an investment in the Fund include Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

25

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

26

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency

27

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to enhance potential gain, manage against anticipated currency exchange rates, adjust exposure to foreign currencies and maintain the diversity and liquidity of the portfolio. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to enhance potential gain and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

28

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security

29

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility

30

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$169,245	$—	$—	$—	$169,245
Total	$—	$169,245	$—	$—	$—	$169,245
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(31,123)	$—	$(31,123)
Unrealized depreciation on forward currency contracts	—	(10,924,275)	—	—	—	(10,924,275)
Total	$—	$(10,924,275)	$—	$(31,123)	$—	$(10,955,398)

31

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$1,437,408	$—	$1,437,408
Forward currency contracts	—	3,585,638	—	—	—	3,585,638
Total	$—	$3,585,638	$—	$1,437,408	$—	$5,023,046
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$(31,123)	$—	$(31,123)
Forward currency contracts	—	(10,755,030)	—	—	—	(10,755,030)
Total	$—	$(10,755,030)	$—	$(31,123)	$—	$(10,786,153)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts
Average amount outstanding	$108,529,866	$1,649,642

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees

32

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and Expenses", as defined below) exceed 0.55% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.55% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.55% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $8,561 and $3,597, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $237,770,886 and $289,000,336, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 71.07% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund. Three of the shareholders are other funds of the Trust.

33

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Period from December 12, 2008, (Commencement of operations) through February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	254,146	$4,481,202	2,853,090	$55,792,551
Shares issued to shareholders in reinvestment of distributions	37,554	691,738	92	1,917
Shares repurchased	(886,624)	(17,322,504)	(7,780)	(150,000)
Net increase (decrease)	(594,924)	$(12,149,564)	2,845,402	$55,644,468
	Year Ended February 28, 2010		Period from December 12, 2008, (Commencement of operations) through February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	2,572,598	$44,263,613	20,213,445	$392,035,724
Shares issued to shareholders in reinvestment of distributions	485,176	8,941,790	1,571	32,233
Shares repurchased	(4,335,164)	(83,531,631)	(72,627)	(1,465,898)
Net increase (decrease)	(1,277,390)	$(30,326,228)	20,142,389	$390,602,059

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Flexible Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Flexible Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

35

GMO Flexible Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.70%	$1,000.00	$932.20	$3.35
2) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51
Class VI
1) Actual	0.61%	$1,000.00	$932.70	$2.92
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO Flexible Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $620,663 and recognized foreign source income of $8,903,005.

For taxable, non-corporate shareholders, 78.98% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

37

GMO Flexible Equities Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

38

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

39

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

40

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

41

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

GMO Foreign Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Foreign Fund returned +44.1% for the fiscal year ended February 28, 2010, as compared with +54.6% for the MSCI EAFE Index. The Fund was invested substantially in international equity securities throughout the period.

Stock selection subtracted 6.5% from relative performance for the fiscal year. Holdings underperformed in Japan, the United Kingdom, and France. Underweight positions in companies in the Financial and Materials sectors hurt performance.

Country selection lagged the MSCI EAFE Index by 4.0%. The largest negative contribution to country selection came from an underweight position in Australia, which subtracted 1.5% from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.7%
Short-Term Investments	2.1
Preferred Stocks	0.3
Rights and Warrants	0.0
Other	(0.1)
100.0%
Country Summary	% of Equity Investments
United Kingdom	23.0%
Japan	19.0
France	12.7
Germany	9.0
Italy	7.6
Australia	4.1
Switzerland	3.9
Finland	3.5
Netherlands	3.2
Norway	2.8
Spain	2.3
Brazil	1.3
Hong Kong	1.3
South Korea	1.3
Belgium	0.8
Taiwan	0.8
Greece	0.6
Singapore	0.6
Russia	0.4
Austria	0.3
Hungary	0.3
India	0.3
Turkey	0.3
Ireland	0.2
Thailand	0.2
Philippines	0.1
Poland	0.1
Canada	0.0
New Zealand	0.0
100.0%

1

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Energy	11.5%
Banks	11.3
Capital Goods	8.4
Materials	7.9
Pharmaceuticals, Biotechnology & Life Sciences	6.9
Telecommunication Services	6.7
Utilities	6.4
Automobiles & Components	6.3
Food, Beverage & Tobacco	5.8
Technology Hardware & Equipment	5.0
Insurance	4.7
Diversified Financials	2.5
Food & Staples Retailing	2.4
Transportation	1.9
Software & Services	1.9
Real Estate	1.8
Media	1.7
Household & Personal Products	1.4
Consumer Services	1.3
Consumer Durables & Apparel	1.2
Semiconductors & Semiconductor Equipment	1.0
Commercial & Professional Services	0.9
Health Care Equipment & Services	0.6
Retailing	0.5
100.0%

2

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 97.7%
	Australia — 4.0%
716,250	AMP Ltd	3,804,593
574,283	Aristocrat Leisure Ltd	2,171,574
2,485,044	Asciano Group *	4,001,419
486,920	Australia and New Zealand Banking Group Ltd	10,077,078
1,712,110	BlueScope Steel Ltd	3,709,114
432,529	Brambles Ltd	2,688,977
68,250	Commonwealth Bank of Australia	3,289,524
685,697	Crown Ltd	4,901,746
99,058	CSL Ltd	3,046,362
5,200,058	Dexus Property Group (REIT)	3,834,264
2,575,350	Fairfax Media Ltd	3,806,846
774,190	Foster's Group Ltd	3,732,308
366,882	Goodman Group (REIT)	196,549
697,690	Incitec Pivot Ltd	2,021,740
389,307	Insurance Australia Group Ltd	1,376,320
104,970	Macquarie Group Ltd	4,247,941
1,516,000	Mirvac Group (REIT)	2,069,122
2,068,525	Myer Holdings Ltd *	6,173,194
438,185	National Australia Bank Ltd	9,984,216
56,190	Perpetual Trustees Australia Ltd	1,825,270
1,185,910	Qantas Airways Ltd	2,797,147
153,472	QBE Insurance Group Ltd	2,938,525
104,125	Rio Tinto Ltd	6,576,199
387,050	Santos Ltd	4,501,175
121,960	Sims Metal Management Ltd	2,117,586
1,367,988	Stockland (REIT)	4,959,113
180,000	Suncorp-Metway Ltd	1,376,217
1,459,062	Telstra Corp Ltd	3,877,359
388,356	Westfield Group (REIT)	4,175,294
456,497	Westpac Banking Corp	10,671,435
	Total Australia	120,948,207

See accompanying notes to the financial statements.

3

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Austria — 0.3%
87,434	OMV AG	3,237,380
159,780	Telekom Austria AG	2,092,608
233,190	Wienerberger AG *	3,977,594
	Total Austria	9,307,582
	Belgium — 0.8%
104,900	Anheuser-Busch InBev NV	5,238,412
153,130	Belgacom SA	5,734,912
38,251	Delhaize Group	2,955,839
1,231,440	Fortis *	4,206,772
50,270	KBC Groep NV *	2,273,390
89,800	Umicore	2,688,854
	Total Belgium	23,098,179
	Brazil — 1.1%
458,011	Agre Empreendimentos Imobiliarios SA *	2,060,500
747,400	Hypermarcas SA *	8,920,908
297,800	Localiza Rent A Car SA	3,246,360
999,200	Multiplus SA *	10,090,695
128,900	Sul America SA	3,388,070
102,500	Totvs SA	6,210,746
	Total Brazil	33,917,279
	Canada — 0.0%
220,100	KAP Resources Ltd * (a) (b)	2,092
	Finland — 3.4%
72,100	Elisa Oyj	1,503,775
323,443	Fortum Oyj	8,245,434
208,650	KCI Konecranes Oyj	5,740,712
139,740	Kone Oyj Class B *	5,899,191
147,330	Metso Oyj	4,571,521
397,345	Nokian Renkaat Oyj	9,966,621
2,223,556	Nokia Oyj	30,027,328

See accompanying notes to the financial statements.

4

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Finland — continued
190,700	Orion Oyj Class B	4,231,329
260,830	Outokumpu Oyj	4,592,780
338,600	Sampo Oyj Class A	8,205,474
602,324	Stora Enso Oyj-Class R *	3,820,887
257,680	Tieto Oyj	5,790,646
553,395	UPM–Kymmene Oyj	5,939,149
172,456	YIT Oyj	3,724,219
	Total Finland	102,259,066
	France — 12.4%
77,210	Accor SA	3,897,843
298,141	Air France–KLM *	3,975,143
2,446,551	Alcatel-Lucent *	7,436,884
270,810	ArcelorMittal	10,333,918
577,141	AXA	11,595,230
368,436	BNP Paribas	26,618,233
337,793	Bouygues SA	15,500,611
211,383	Cap Gemini SA	9,734,951
391,770	Carrefour SA	18,066,040
96,530	Compagnie Generale des Etablissements Michelin-Class B	6,731,048
197,879	Danone SA	11,558,785
225,169	Electricite de France	11,284,440
144,234	Essilor International SA	8,685,754
994,775	France Telecom SA	23,271,400
377,987	GDF Suez	13,853,333
118,585	GDF Suez VVPR Strip *	162
87,757	L'Oreal SA	9,077,608
46,505	Lafarge SA	3,014,728
100,689	Pernod-Ricard SA	7,572,279
131,621	Peugeot SA *	3,470,499
95,730	Publicis Groupe SA	3,769,708
202,978	Renault SA *	8,337,383
506,656	Sanofi-Aventis	36,976,918
124,544	Schneider Electric SA	13,305,825

See accompanying notes to the financial statements.

5

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	France — continued
77,559	Societe BIC SA	5,484,235
171,359	Societe Generale	9,417,939
109,244	Sodexo	6,477,244
103,952	Technip SA	7,395,241
98,589	Thales SA	3,938,308
957,807	Total SA	53,371,483
725,379	Vivendi SA	18,251,414
	Total France	372,404,587
	Germany — 8.7%
272,039	Allianz SE (Registered)	31,386,261
53,761	Axel Springer AG	5,764,658
188,149	BASF AG	10,565,841
122,101	Bayerische Motoren Werke AG	4,949,372
182,468	Bayer AG	12,092,227
69,292	Beiersdorf AG	4,247,288
725,611	Daimler AG (Registered)	30,269,313
354,210	Deutsche Lufthansa AG (Registered)	5,285,998
287,572	Deutsche Bank AG (Registered)	18,262,008
73,480	Deutsche Boerse AG	5,107,136
816,414	Deutsche Telekom AG (Registered)	10,511,106
829,855	E.ON AG	29,530,991
53,774	Fraport AG	2,707,520
94,930	Gerresheimer AG	2,934,965
18,000	HeidelbergCement AG	916,675
198,320	Heidelberger Druckmaschinen AG *	1,376,899
120,721	MAN SE	8,635,779
37,396	Merck KGaA	2,943,504
67,172	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	10,388,912
162,129	RWE AG	13,730,400
501,614	SAP AG	22,378,347
290,593	Siemens AG (Registered)	24,916,656
56,600	ThyssenKrupp AG	1,791,480
	Total Germany	260,693,336

See accompanying notes to the financial statements.

6

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Greece — 0.6%
5,639,286	Alapis Holding Industrial and Commercial SA	3,379,065
500,834	National Bank of Greece SA *	9,440,807
234,152	OPAP SA	4,829,456
	Total Greece	17,649,328
	Hong Kong — 1.3%
729,500	Cheung Kong Holdings Ltd	8,916,808
1,817,000	CLP Holdings Ltd	12,554,330
2,847,622	Great Eagle Holdings Ltd	8,032,973
1,284,000	Hutchison Whampoa Ltd	9,192,941
	Total Hong Kong	38,697,052
	Hungary — 0.3%
2,158,300	Magyar Telekom Nyrt	7,801,044
	India — 0.3%
187,846	ICICI Bank Ltd	3,541,522
72,700	Infosys Technologies Ltd Sponsored ADR	4,136,630
	Total India	7,678,152
	Ireland — 0.2%
95,700	Bank of Ireland *	130,295
395,939	C&C Group Plc	1,461,070
140,541	CRH Plc	3,203,059
7,119	DCC Plc	186,400
504,000	Greencore Group Plc	922,407
	Total Ireland	5,903,231
	Italy — 7.4%
551,565	Assicurazioni Generali SPA	12,515,408
125,068	Atlantia SPA	2,887,199
353,560	Autogrill SPA *	4,386,142
4,668,169	Banca Monte dei Paschi di Siena SPA	6,912,376
282,623	Banca Popolare di Milano Scarl	1,663,545

See accompanying notes to the financial statements.

7

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Italy — continued
260,817	Buzzi Unicem SPA	3,241,226
4,676,517	Enel SPA	25,373,155
2,280,740	ENI SPA	51,474,067
643,380	Fiat SPA *	6,771,916
448,573	Finmeccanica SPA	5,798,579
395,420	Fondiaria–Sai SPA	5,750,345
103,283	Fondiaria–Sai SPA-Di RISP	1,050,627
3,937,483	Intesa San Paolo *	13,846,998
2,206,554	Intesa Sanpaolo SPA-Di RISP	5,944,192
551,257	Italcementi SPA-Di RISP	3,387,269
254,416	Lottomatica SPA	4,581,702
822,287	Mediaset SPA	6,228,754
415,380	Mediobanca SPA *	4,388,943
1,811,711	Pirelli & C SPA *	907,199
317,331	Prysmian SPA	5,462,642
661,436	Snam Rete Gas SPA	3,131,339
468,529	Telecom Italia SPA	667,393
10,313,118	Telecom Italia SPA-Di RISP	10,945,761
10,601,583	UniCredit SPA *	26,793,366
682,024	Unione di Banche Italiane ScpA	8,495,379
	Total Italy	222,605,522
	Japan — 18.6%
458,400	Aisin Seiki Co Ltd	12,003,877
319,400	Asahi Breweries Ltd	6,121,892
1,261,000	Asahi Glass Co Ltd	12,559,937
1,188,000	Asahi Kasei Corp	6,178,242
171,600	Astellas Pharma Inc	6,456,463
567,500	Bridgestone Corp	9,930,838
413,100	Canon Inc	17,141,130
248,500	Denso Corp	6,716,346
257,800	East Japan Railway Co	17,752,495
135,100	Electric Power Development Co Ltd	4,527,303
343,900	FujiFilm Holdings Corp	10,896,786

See accompanying notes to the financial statements.

8

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
1,796,000	Fujitsu Ltd	11,645,049
5,946,000	Hitachi Ltd *	19,490,598
1,344,000	Honda Motor Co Ltd	46,487,259
463,300	Hoya Corp	11,592,145
1,008,000	Itochu Corp	8,109,999
353	Japan Real Estate Investment Corp (REIT)	3,050,556
250,400	JFE Holdings Inc	9,293,345
362,200	JSR Corp	7,071,389
363,100	Kansai Electric Power Co Inc (The)	8,606,727
222,800	Kao Corp	5,684,566
743,000	Kirin Holdings Co Ltd	10,242,122
268,900	Lawson Inc	11,751,952
975,000	Mazda Motor Corp *	2,552,898
882,000	Minebea Co Ltd	4,805,732
159,300	Miraca Holdings Inc	4,830,144
495,300	Mitsubishi Corp	12,354,736
2,035,000	Mitsubishi Electric Corp *	16,655,904
2,530,000	Mitsubishi UFJ Financial Group Inc	12,886,576
1,378,500	Mitsui & Co Ltd	21,364,925
176,900	Nidec Corp	17,198,719
272	Nippon Building Fund Inc (REIT)	2,408,532
3,284,000	Nippon Steel Corp	12,242,830
368,000	Nissan Chemical Industries Ltd	4,933,989
3,029,000	Nissan Motor Co Ltd *	23,953,470
271,300	Nomura Research Institute Ltd	5,952,802
14,726	NTT Docomo Inc	22,742,076
124,410	ORIX Corp	9,532,845
374	ORIX JREIT Inc (REIT)	1,796,099
1,446,800	Panasonic Corp	20,087,244
119,500	Rohm Co Ltd	8,144,981
972,000	Sekisui Chemical Co Ltd	6,416,951
616,600	Shionogi & Co Ltd	12,592,755
784,000	Sompo Japan Insurance Inc	5,423,625
367,700	Stanley Electric Co Ltd	6,738,363

See accompanying notes to the financial statements.

9

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
520,800	Sumitomo Electric Industries Ltd	6,253,990
307,900	Sumitomo Mitsui Financial Group Inc	9,890,273
296,000	Sumitomo Realty & Development Co Ltd	5,247,700
103,800	TDK Corp	6,386,162
1,697,000	Teijin Ltd	4,973,803
516,000	Tokai Carbon Co Ltd	2,789,447
633,600	Tokyo Electric Power Co Inc (The)	17,398,122
201,000	Toyo Suisan Kaisha Ltd	5,597,620
25,300	Tsumura & Co	776,169
	Total Japan	558,240,498
	Netherlands — 3.2%
725,680	Aegon NV *	4,569,302
61,770	Akzo Nobel NV	3,142,063
152,030	ASML Holding NV	4,677,573
81,744	Fugro NV	4,749,248
1,097,833	ING Groep NV *	9,786,047
134,906	Koninklijke Ten Cate NV	3,531,614
516,915	Koninklijke Ahold NV	6,321,809
866,752	Koninklijke KPN NV	13,799,785
380,810	Koninklijke Philips Electronics NV	11,135,032
454,400	Reed Elsevier NV	5,199,808
986,390	SNS REAAL NV *	5,016,121
179,831	TNT NV	4,650,658
609,990	Unilever NV	18,337,559
	Total Netherlands	94,916,619
	New Zealand — 0.0%
90,009	Air New Zealand Ltd	80,982
282,663	Telecom Corp of New Zealand	459,871
	Total New Zealand	540,853

See accompanying notes to the financial statements.

10

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Norway — 2.8%
354,600	Aker Solutions ASA	4,699,340
945,322	DnB NOR ASA *	10,276,154
246,986	Dockwise Ltd *	5,891,441
742,800	Norsk Hydro ASA *	5,003,421
723,200	Orkla ASA	5,669,289
1,056,529	ProSafe ASA	5,256,983
1,753,254	Prosafe Production Public Ltd *	3,416,136
89,700	Seadrill Ltd	2,064,296
966,800	Statoil ASA	21,710,856
936,000	Telenor ASA *	11,830,220
182,950	Yara International ASA	7,536,518
	Total Norway	83,354,654
	Philippines — 0.1%
30,753,000	Alliance Global Group Inc *	3,191,055
	Poland — 0.1%
652,040	Telekomunikacja Polska SA	3,489,125
	Russia — 0.4%
270,520	Gazprom OAO Sponsored ADR	6,021,235
111,650	Lukoil OAO ADR	5,863,593
	Total Russia	11,884,828
	Singapore — 0.6%
3,050,000	Ascendas Real Estate Investment Trust (REIT)	4,190,304
3,658,030	ComfortDelgro Corp Ltd	4,032,683
354,930	DBS Group Holdings Ltd	3,530,195
513,300	Singapore Airlines Ltd	5,430,132
	Total Singapore	17,183,314
	South Korea — 1.3%
62,210	KT&G Corp	3,445,171
121,840	Samsung Card Co	5,318,494

See accompanying notes to the financial statements.

11

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	South Korea — continued
19,770	Samsung Electronics Co Ltd	12,674,232
134,260	Shinhan Financial Group Co Ltd	4,812,647
8,360	Shinsegae Co Ltd	3,819,894
53,900	SK Holdings Co Ltd	4,012,483
294,470	Tong Yang Life Insurance Co Ltd *	3,516,174
	Total South Korea	37,599,095
	Spain — 2.2%
533,410	Banco Bilbao Vizcaya Argentaria SA	6,917,427
1,890,275	Banco Santander SA	24,575,851
152,811	Red Electrica de Espana	7,677,849
249,358	Repsol YPF SA	5,643,930
18,288	Tecnicas Reunidas SA	1,027,938
911,685	Telefonica SA	21,379,428
	Total Spain	67,222,423
	Switzerland — 3.8%
151,090	Credit Suisse Group AG (Registered)	6,726,655
55,648	Energiedienst Holding AG (Registered)	2,949,718
369,097	Nestle SA (Registered)	18,373,691
690,710	Novartis AG (Registered)	38,271,692
80,535	Roche Holding AG (Non Voting)	13,454,938
3,100	Sika AG	4,344,215
64,990	Sulzer AG	5,813,692
24,051	Swisscom AG (Registered)	8,262,041
34,740	Syngenta AG (Registered)	9,001,804
32,003	Zurich Financial Services AG	7,719,604
	Total Switzerland	114,918,050
	Taiwan — 0.7%
4,232,000	Asustek Computer Inc	7,463,744
201,223	Chunghwa Telecom Co Ltd	3,758,846
491,000	HTC Corp	4,961,350
333,000	Nan Ya Printed Circuit Board Corp	1,308,091
2,767,299	Taiwan Semiconductor Manufacturing Co Ltd	5,066,963
	Total Taiwan	22,558,994

See accompanying notes to the financial statements.

12

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Thailand — 0.2%
4,400,000	Indorama Ventures PCL (Foreign Registered) * (b)	1,636,776
760,000	PTT Pcl (Foreign Registered) (b)	5,326,482
	Total Thailand	6,963,258
	Turkey — 0.3%
192,500	Koza Altin Isletmeleri AS *	4,169,900
587,070	Turkiye Halk Bankasi AS	3,711,475
	Total Turkey	7,881,375
	United Kingdom — 22.6%
140,975	AMEC Plc	1,694,412
371,444	Anglo American Plc *	13,539,252
61,933	Associated British Foods Plc	897,751
617,324	AstraZeneca Plc	27,267,122
1,143,075	Aviva Plc	6,809,087
2,740,597	BAE Systems Plc	15,653,441
3,460,554	Barclays Plc	16,537,557
65,427	Berkeley Group Holdings Plc (Unit Shares) *	740,100
1,158,272	BG Group Plc	20,244,732
755,107	BHP Billiton Plc	23,180,394
6,684,912	BP Plc	58,899,722
555,928	British American Tobacco Plc	18,901,944
125,669	British Sky Broadcasting Group Plc	1,042,935
173,407	Bunzl Plc	1,799,602
131,678	Capita Group Plc	1,439,622
59,970	Carnival Plc	2,279,663
1,540,747	Centrica Plc	6,576,825
609,204	Cobham Plc	2,243,752
678,648	Compass Group Plc	5,046,642
736,626	Diageo Plc	12,003,778
384,597	Experian Plc	3,560,580
1,977,953	GlaxoSmithKline Plc	36,568,344
413,541	Group 4 Securicor Plc	1,708,361
188,531	Hiscox Ltd	1,022,893
432,750	Home Retail Group Plc	1,684,011
5,953,918	HSBC Holdings Plc	65,316,085
58,495	ICAP Plc	290,884

See accompanying notes to the financial statements.

13

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
727,617	Imperial Tobacco Group Plc	22,707,777
959,191	International Power Plc	4,746,569
77,107	Johnson Matthey Plc	1,869,155
436,186	John Wood Group Plc	2,393,944
531,120	J Sainsbury Plc	2,677,461
229,142	Kazakhmys Plc *	4,687,210
686,514	Lamprell Plc	2,592,410
76,300	Lancashire Holdings Ltd	558,717
440,068	Land Securities Group Plc (REIT)	4,246,064
2,951,741	Legal & General Group Plc	3,470,740
14,928,587	Lloyds Banking Group Plc *	11,951,133
53,580	Lonmin Plc *	1,478,027
108,200	Man Group Plc	371,028
545,255	Marks & Spencer Group Plc	2,745,830
693,892	National Grid Plc	6,885,391
153,388	Next Plc	4,386,972
207,343	Pearson Plc	2,890,283
39,813	Premier Oil Plc *	666,922
608,807	Prudential Plc	5,610,213
223,520	Reckitt Benckiser Group Plc	11,767,344
296,612	Reed Elsevier Plc	2,222,322
484,645	Rio Tinto Plc	25,027,343
250,465	Rolls–Royce Group Plc *	2,132,232
2,307,461	Royal Bank of Scotland Group Plc *	1,325,046
1,177,227	Royal Dutch Shell Plc A Shares (London)	32,146,668
1,057,754	Royal Dutch Shell Plc B Shares (London)	27,708,054
822,058	RSA Insurance Group Plc	1,625,916
287,863	SABMiller Plc	7,552,317
182,187	Sage Group Plc (The)	658,135
63,582	Schroders Plc	1,160,776
384,750	Scottish & Southern Energy Plc	6,572,967
180,387	Segro Plc (REIT)	877,625
308,150	Serco Group Plc	2,601,707
173,823	Severn Trent Plc	3,087,421
127,898	Shire Plc	2,749,498
95,347	Smiths Group Plc	1,510,955
452,124	Smith & Nephew Plc	4,646,295

See accompanying notes to the financial statements.

14

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
488,140	Standard Chartered Plc	11,634,379
94,974	Tate & Lyle Plc	610,021
2,878,625	Tesco Plc	18,432,695
184,690	Thomas Cook Group Plc	664,160
121,747	Travis Perkins Plc *	1,240,910
507,086	Unilever Plc	14,911,311
18,656,801	Vodafone Group Plc	40,314,529
1,021,292	WM Morrison Supermarkets Plc	4,646,801
212,678	WPP Plc	1,952,307
807,238	Xstrata Plc *	12,688,416
	Total United Kingdom	676,353,487
	TOTAL COMMON STOCKS (COST $2,911,007,362)	2,929,262,285
	PREFERRED STOCKS — 0.3%
	Brazil — 0.1%
135,200	Vivo Participacoes SA 1.90%	3,673,364
	Germany — 0.1%
62,200	Volkswagen AG 2.74%	5,065,180
	Italy — 0.1%
69,841	Exor SPA 5.87%	588,020
144,090	Fiat SPA *	938,096
	Total Italy	1,526,116
	TOTAL PREFERRED STOCKS (COST $11,214,998)	10,264,660
	RIGHTS AND WARRANTS — 0.0%
	Italy — 0.0%
528,734	Mediobanca SPA Rights, Expires 03/18/11 *	64,076
497,700	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11 *	22,567
	Total Italy	86,643
	TOTAL RIGHTS AND WARRANTS (COST $23,255)	86,643

See accompanying notes to the financial statements.

15

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.1%
EUR	11,765,655	Banco Santander Time Deposit, 0.04%, due 03/01/10	16,056,589
EUR	17,584,350	BNP Paribas Time Deposit, 0.04%, due 03/01/10	23,997,363
JPY	13,498,520	Citibank Time Deposit, 0.01%, due 03/01/10	151,899
SGD	115,101	Citibank Time Deposit, 0.01%, due 03/01/10	81,882
AUD	518,810	Deustche Bank Time Deposit, 2.93%, due 03/01/10	464,594
NOK	7,175,908	Nordea Bank Norge ASA Time Deposit, 0.99%, due 03/01/10	1,214,105
GBP	1,054,397	Royal Bank of Scotland Time Deposit, 0.06%, due 03/01/10	1,605,184
USD	94,465	Royal Bank of Scotland Time Deposit, 0.03%, due 03/01/10	94,465
USD	19,500,000	Societe Generale Time Deposit, 0.14%, due 03/01/10	19,500,000
		TOTAL SHORT-TERM INVESTMENTS (COST $63,166,081)	63,166,081
		TOTAL INVESTMENTS — 100.1% (Cost $2,985,411,696)	3,002,779,669
		Other Assets and Liabilities (net) — (0.1%)	(4,390,836)
		TOTAL NET ASSETS — 100.0%	$2,998,388,833

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Bankrupt issuer.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar EUR - Euro GBP - British Pound JPY - Japanese Yen	NOK - Norwegian Krone SGD - Singapore Dollar USD - United States Dollar

See accompanying notes to the financial statements.

16

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $2,985,411,696) (Note 2)	$3,002,779,669
Foreign currency, at value (cost $5,555,676) (Note 2)	5,386,486
Receivable for investments sold	8,605,888
Receivable for Fund shares sold	176,755
Dividends and interest receivable	6,447,854
Foreign taxes receivable	466,484
Receivable for expenses reimbursed by Manager (Note 5)	183,316
Miscellaneous receivable	188,738
Total assets	3,024,235,190
Liabilities:
Payable for investments purchased	16,465,213
Payable for Fund shares repurchased	6,940,654
Payable to affiliate for (Note 5):
Management fee	1,388,141
Shareholder service fee	335,578
Administration fee – Class M	743
Trustees and Chief Compliance Officer of GMO Trust fees	6,523
Payable for 12b-1 fee – Class M	2,055
Payable for foreign currency purchased	26,203
Accrued expenses	681,247
Total liabilities	25,846,357
Net assets	$2,998,388,833

See accompanying notes to the financial statements.

17

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$3,735,327,522
Accumulated undistributed net investment income	23,999,199
Accumulated net realized loss	(778,042,887)
Net unrealized appreciation	17,104,999
$2,998,388,833
Net assets attributable to:
Class II shares	$545,335,841
Class III shares	$1,591,716,717
Class IV shares	$856,553,389
Class M shares	$4,782,886
Shares outstanding:
Class II	49,265,683
Class III	143,073,191
Class IV	75,230,601
Class M	430,086
Net asset value per share:
Class II	$11.07
Class III	$11.13
Class IV	$11.39
Class M	$11.12

See accompanying notes to the financial statements.

18

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $10,485,409)	$110,695,463
Interest	181,779
Total investment income	110,877,242
Expenses:
Management fee (Note 5)	20,509,678
Shareholder service fee – Class II (Note 5)	1,628,201
Shareholder service fee – Class III (Note 5)	3,077,449
Shareholder service fee – Class IV (Note 5)	559,490
12b-1 fee – Class M (Note 5)	12,251
Administration fee – Class M (Note 5)	9,800
Custodian and fund accounting agent fees	1,402,007
Legal fees	173,402
Audit and tax fees	103,117
Transfer agent fees	69,468
Trustees fees and related expenses (Note 5)	63,464
Registration fees	26,970
Miscellaneous	98,549
Total expenses	27,733,846
Fees and expenses reimbursed by Manager (Note 5)	(1,836,978)
Expense reductions (Note 2)	(1,786)
Net expenses	25,895,082
Net investment income (loss)	84,982,160
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(434,450,633)
Foreign currency, forward contracts and foreign currency related transactions (net of Brazilian IOF tax of $221,049) (Note 2)	5,099,263
Net realized gain (loss)	(429,351,370)
Change in net unrealized appreciation (depreciation) on:
Investments	1,595,919,860
Foreign currency, forward contracts and foreign currency related transactions	367,030
Net unrealized gain (loss)	1,596,286,890
Net realized and unrealized gain (loss)	1,166,935,520
Net increase (decrease) in net assets resulting from operations	$1,251,917,680

See accompanying notes to the financial statements.

19

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$84,982,160	$222,653,366
Net realized gain (loss)	(429,351,370)	(363,356,742)
Change in net unrealized appreciation (depreciation)	1,596,286,890	(3,272,777,591)
Net increase (decrease) in net assets from operations	1,251,917,680	(3,413,480,967)
Distributions to shareholders from:
Net investment income
Class II	(30,762,111)	(15,392,810)
Class III	(94,821,520)	(74,322,210)
Class IV	(18,767,306)	(49,698,946)
Class M	(201,387)	(136,270)
Total distributions from net investment income	(144,552,324)	(139,550,236)
Net realized gains
Class II	—	(30,952,457)
Class III	—	(153,074,862)
Class IV	—	(132,725,396)
Class M	—	(278,249)
Total distributions from net realized gains	—	(317,030,964)
	(144,552,324)	(456,581,200)
Net share transactions (Note 9):
Class II	(438,363,474)	328,041,113
Class III	(1,239,331,675)	(98,648,505)
Class IV	411,299,489	(1,707,487,765)
Class M	(456,251)	237,607
Increase (decrease) in net assets resulting from net share transactions	(1,266,851,911)	(1,477,857,550)
Total increase (decrease) in net assets	(159,486,555)	(5,347,919,717)
Net assets:
Beginning of period	3,157,875,388	8,505,795,105
End of period (including accumulated undistributed net investment income of $23,999,199 and $62,797,049, respectively)	$2,998,388,833	$3,157,875,388

See accompanying notes to the financial statements.

20

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$8.03		$16.52		$18.56		$16.70	$15.13
Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.45		0.40		0.38	0.28
Net realized and unrealized gain (loss)	3.24		(7.95)		(0.36)		3.06	2.46
Total from investment operations	3.50		(7.50)		0.04		3.44	2.74
Less distributions to shareholders:
From net investment income	(0.46)		(0.33)		(0.44)		(0.43)	(0.33)
From net realized gains	—		(0.66)		(1.64)		(1.15)	(0.84)
Total distributions	(0.46)		(0.99)		(2.08)		(1.58)	(1.17)
Net asset value, end of period	$11.07		$8.03		$16.52		$18.56	$16.70
Total Return(a)	43.95%		(47.49)%		(0.78)%		21.21%	19.01%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$545,336		$765,201		$848,359		$1,018,021	$1,213,447
Net expenses to average daily net assets	0.82	%(b)	0.82	%(c)	0.82	%(c)	0.82%	0.82%
Net investment income (loss) to average daily net assets	2.53%		3.42%		2.10%		2.17%	1.82%
Portfolio turnover rate	59%		39%		29%		23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%	0.05%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

21

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$8.07		$16.59		$18.64		$16.76	$15.18
Income (loss) from investment operations:
Net investment income (loss)†	0.28		0.47		0.41		0.38	0.30
Net realized and unrealized gain (loss)	3.25		(7.99)		(0.36)		3.09	2.45
Total from investment operations	3.53		(7.52)		0.05		3.47	2.75
Less distributions to shareholders:
From net investment income	(0.47)		(0.34)		(0.46)		(0.44)	(0.33)
From net realized gains	—		(0.66)		(1.64)		(1.15)	(0.84)
Total distributions	(0.47)		(1.00)		(2.10)		(1.59)	(1.17)
Net asset value, end of period	$11.13		$8.07		$16.59		$18.64	$16.76
Total Return(a)	44.10%		(47.42)%		(0.75)%		21.36%	19.07%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,591,717		$2,054,885		$4,078,545		$4,556,742	$3,800,326
Net expenses to average daily net assets	0.75	%(b)	0.75	%(c)	0.75	%(c)	0.75%	0.75%
Net investment income (loss) to average daily net assets	2.65%		3.51%		2.16%		2.11%	1.97%
Portfolio turnover rate	59%		39%		29%		23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%	0.05%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

22

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$8.07		$16.59		$18.64		$16.77	$15.18
Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.51		0.40		0.36	0.31
Net realized and unrealized gain (loss)	3.35		(8.02)		(0.34)		3.11	2.47
Total from investment operations	3.57		(7.51)		0.06		3.47	2.78
Less distributions to shareholders:
From net investment income	(0.25)		(0.35)		(0.47)		(0.45)	(0.35)
From net realized gains	—		(0.66)		(1.64)		(1.15)	(0.84)
Total distributions	(0.25)		(1.01)		(2.11)		(1.60)	(1.19)
Net asset value, end of period	$11.39		$8.07		$16.59		$18.64	$16.77
Total Return(a)	44.05%		(47.39)%		(0.68)%		21.36%	19.22%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$856,553		$334,003		$3,571,516		$3,424,024	$2,007,037
Net expenses to average daily net assets	0.69	%(b)	0.69	%(c)	0.69	%(c)	0.69%	0.69%
Net investment income (loss) to average daily net assets	1.92%		3.70%		2.08%		2.04%	1.98%
Portfolio turnover rate	59%		39%		29%		23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%	0.05%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

23

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$8.07		$16.58		$18.63		$16.75	$15.19
Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.41		0.35		0.30	0.24
Net realized and unrealized gain (loss)	3.27		(7.96)		(0.36)		3.12	2.46
Total from investment operations	3.49		(7.55)		(0.01)		3.42	2.70
Less distributions to shareholders:
From net investment income	(0.44)		(0.30)		(0.40)		(0.39)	(0.30)
From net realized gains	—		(0.66)		(1.64)		(1.15)	(0.84)
Total distributions	(0.44)		(0.96)		(2.04)		(1.54)	(1.14)
Net asset value, end of period	$11.12		$8.07		$16.58		$18.63	$16.75
Total Return(a)	43.60%		(47.58)%		(1.05)%		21.04%	18.66%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,783		$3,786		$7,375		$8,258	$5,673
Net expenses to average daily net assets	1.05	%(b)	1.05	%(c)	1.05	%(c)	1.05%	1.05%
Net investment income (loss) to average daily net assets	2.05%		3.11%		1.81%		1.69%	1.56%
Portfolio turnover rate	59%		39%		29%		23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%	0.05%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund typically makes equity investments in companies tied economically to non-U.S. countries, including companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index, a developed markets index, is constructed) and companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions. The Fund, however, may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund typically invests in emerging countries, but these investments generally represent 10% or less of the Fund's total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

25

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented less than 0.01% of net assets. The Fund classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 95.81% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

26

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund's securities in Thailand were valued at the local price and adjusted by applying a premium when the holdings are within foreign ownership limitations. The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$6,173,194	$114,775,013	$—	$120,948,207
Austria	—	9,307,582	—	9,307,582
Belgium	—	23,098,179	—	23,098,179
Brazil	33,917,279	—	—	33,917,279
Canada	—	—	2,092	2,092
Finland	—	102,259,066	—	102,259,066
France	—	372,404,587	—	372,404,587
Germany	—	260,693,336	—	260,693,336
Greece	—	17,649,328	—	17,649,328
Hong Kong	—	38,697,052	—	38,697,052
Hungary	—	7,801,044	—	7,801,044
India	4,136,630	3,541,522	—	7,678,152
Ireland	—	5,903,231	—	5,903,231
Italy	—	222,605,522	—	222,605,522
Japan	—	558,240,498	—	558,240,498
Netherlands	—	94,916,619	—	94,916,619
New Zealand	459,871	80,982	—	540,853
Norway	—	83,354,654	—	83,354,654
Philippines	—	3,191,055	—	3,191,055
Poland	—	3,489,125	—	3,489,125
Russia	—	11,884,828	—	11,884,828
Singapore	—	17,183,314	—	17,183,314
South Korea	3,516,174	34,082,921	—	37,599,095
Spain	—	67,222,423	—	67,222,423
Switzerland	—	114,918,050	—	114,918,050
Taiwan	3,758,846	18,800,148	—	22,558,994

27

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Thailand	$—	$—	$6,963,258	$6,963,258
Turkey	4,169,900	3,711,475	—	7,881,375
United Kingdom	—	676,353,487	—	676,353,487
TOTAL COMMON STOCKS	56,131,894	2,866,165,041	6,965,350	2,929,262,285
Preferred Stocks
Brazil	3,673,364	—	—	3,673,364
Germany	—	5,065,180	—	5,065,180
Italy	—	1,526,116	—	1,526,116
TOTAL PREFERRED STOCKS	3,673,364	6,591,296	—	10,264,660
Rights and Warrants
Italy	—	86,643	—	86,643
TOTAL RIGHTS AND WARRANTS	—	86,643	—	86,643
Short-Term Investments	63,166,081	—	—	63,166,081
Total Investments	122,971,339	2,872,842,980	6,965,350	3,002,779,669
Total	$122,971,339	$2,872,842,980	$6,965,350	$3,002,779,669

The aggregate net value of the Fund's direct investments in securities using Level 3 inputs was 0.2% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Common Stocks
Australia	$1,006,270	$(1,598,931)	$—	$(1,834,806)	$6,234,313	$(3,806,846)	$—
Canada	1,730	—	—	—	362	—	2,092
Thailand	—	7,586,780	—	—	(623,522)	—	6,963,258
Total	$1,008,000	$5,987,849	$—	$(1,834,806)	$5,611,153	$(3,806,846)	$6,965,350

28

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Effective October 20, 2009, the Fund is subject to a 2% Imposto sobre Operacoes Financeiras (IOF) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. In addition, effective November 19, 2009, the Fund may be subject to a 1.5% IOF transaction tax levied by the Brazilian government on foreign

29

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

exchange transactions in connection with the issuance of depository receipts. The IOF tax has been included in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, foreign currency transactions, capital loss carryforwards, losses on wash sale transactions, post-October capital losses and redemption in-kind transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$144,552,324	$139,574,670
Net long-term capital gain	—	317,006,530
Total distributions	$144,552,324	$456,581,200

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$32,423,423
Other Tax Attributes:
Capital loss carryforwards	$(668,573,616)
Post-October capital loss deferral	$(48,855,088)

30

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(72,173,104)
2/28/2018	(596,400,512)
Total	$(668,573,616)

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $(44,655,956).

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,053,714,141	$244,070,792	$(295,005,264)	$(50,934,472)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon

31

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gain taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging

32

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), and Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

33

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are

34

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.

35

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

36

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

37

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$86,643	$—	$86,643
Total	$—	$—	$—	$86,643	$—	$86,643

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(1,012,012)	$—	$(1,012,012)
Total	$—	$—	$—	$(1,012,012)	$—	$(1,012,012)
Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$57,297	$—	$57,297
Total	$—	$—	$—	$57,297	$—	$57,297

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2010:

Rights/ Warrants
Average amount outstanding	$743,380

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under

38

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.60% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, administration fees, distribution (12b-1) fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.60% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.60% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $63,464 and $29,929, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

39

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $1,907,666,128 and $2,887,103,123, respectively. Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $343,570,560.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, the Fund had no shareholders who individually held more than 10% of the Fund's outstanding shares.

As of February 28, 2010, 0.02% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 1.71% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class II:	Shares	Amount	Shares	Amount
Shares sold	5,284,392	$58,775,053	58,274,223	$511,976,197
Shares issued to shareholders in reinvestment of distributions	2,299,833	23,931,435	3,196,851	40,987,454
Shares repurchased	(53,617,185)	(521,069,962)	(17,540,416)	(224,922,538)
Net increase (decrease)	(46,032,960)	$(438,363,474)	43,930,658	$328,041,113

40

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	32,110,911	$364,181,334	107,907,531	$953,731,183
Shares issued to shareholders in reinvestment of distributions	6,905,503	72,795,801	15,342,666	200,755,062
Shares repurchased	(150,666,345)	(1,676,308,810)	(114,403,163)	(1,253,134,750)
Net increase (decrease)	(111,649,931)	$(1,239,331,675)	8,847,034	$(98,648,505)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	89,288,679	$1,007,203,382	1,297,973	$19,976,078
Shares issued to shareholders in reinvestment of distributions	939,270	11,365,163	11,448,393	156,652,652
Shares repurchased	(56,397,183)	(607,269,056)	(186,625,494)	(1,884,116,495)
Net increase (decrease)	33,830,766	$411,299,489	(173,879,128)	$(1,707,487,765)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class M:	Shares	Amount	Shares	Amount
Shares sold	47,202	$490,290	70,075	$896,218
Shares issued to shareholders in reinvestment of distributions	18,984	201,387	32,761	414,519
Shares repurchased	(105,440)	(1,147,928)	(78,335)	(1,073,130)
Net increase (decrease)	(39,254)	$(456,251)	24,501	$237,607

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

41

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

42

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

43

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2010 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.82%	$1,000.00	$997.80	$4.06
2) Hypothetical	0.82%	$1,000.00	$1,020.73	$4.11
Class III
1) Actual	0.75%	$1,000.00	$997.80	$3.72
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76
Class IV
1) Actual	0.69%	$1,000.00	$998.70	$3.42
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46
Class M
1) Actual	1.05%	$1,000.00	$996.60	$5.20
2) Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

44

GMO Foreign Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $10,438,590 and recognized foreign source income of $121,180,872.

For taxable, non-corporate shareholders, 78.06% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

45

GMO Foreign Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

46

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

47

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

48

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

49

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Foreign Small Companies Fund returned +69.4% for the fiscal year ended February 28, 2010, as compared with +68.2% for the S&P Developed ex-U.S. Small Cap Index. The Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the period.

Stock selection added 5.2% to relative performance for the fiscal year. Stock selection outperformed in Germany, the Netherlands, Finland, and the emerging markets. Stock selection underperformed in Japan, the United Kingdom, and France.

Country selection lagged the benchmark by 4.0% for the fiscal year. The largest negative impacts from country selection came from underweight positions in Canada and Australia, which subtracted 1.3% and 1.1%, respectively, from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Foreign Small Companies Fund Class III Shares and the S&P Developed ex-U.S. Small Cap Index As of February 28, 2010

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	67.75%	4.93%	9.67%	n/a
Class IV*	67.52%	4.95%	n/a	**6/14/02** 11.82%

$74,000,000
$66,000,000
$58,000,000
$50,000,000
$42,000,000
$34,000,000
$26,000,000
$18,000,000
$10,000,000
$2,000,000
2/29/00
$9,950,000
$25,170,460
$17,096,040
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Foreign Small Companies Fund
S&P Developed ex-U.S. Small Cap Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. All information is unaudited. Performance for classes may vary due to different fees.

*  For the period from March 16,2009 to August 12,2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class IV shares had been outstanding.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.2%
Short-Term Investments	3.5
Preferred Stocks	0.3
Rights and Warrants	0.0
Debt Obligations	0.0
Other	0.0
100.0%
Country Summary	% of Equity Investments
Japan	19.0%
United Kingdom	16.7
Italy	8.5
Germany	7.6
Netherlands	5.7
Brazil	4.9
South Korea	4.9
France	4.5
Canada	3.6
Switzerland	3.6
Finland	2.4
Hong Kong	2.4
Australia	2.2
Mexico	1.7
Belgium	1.6
Singapore	1.3
Greece	1.2
Sweden	1.2
Norway	1.1
Philippines	0.9
Spain	0.9
China	0.8
Denmark	0.8
New Zealand	0.7
Thailand	0.6
Austria	0.3
Ireland	0.3
Taiwan	0.3
Indonesia	0.2
Turkey	0.1
100.0%

1

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Capital Goods	17.1%
Materials	10.2
Energy	6.8
Consumer Durables & Apparel	6.1
Commercial & Professional Services	6.1
Automobiles & Components	5.4
Food, Beverage & Tobacco	5.3
Software & Services	4.9
Pharmaceuticals, Biotechnology & Life Sciences	4.3
Media	4.1
Retailing	3.9
Diversified Financials	3.6
Health Care Equipment & Services	3.3
Insurance	3.0
Technology Hardware & Equipment	3.0
Transportation	2.9
Banks	2.8
Consumer Services	2.8
Real Estate	2.0
Utilities	1.1
Telecommunication Services	0.8
Household & Personal Products	0.4
Food & Staples Retailing	0.1
100.0%

2

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%
	Australia — 2.1%
256,856	Aquarius Platinum Ltd *	1,443,473
54,543	Aristocrat Leisure Ltd	206,247
222,633	Asciano Group *	358,484
132,693	Australian Vintage Ltd *	38,014
477,698	Fairfax Media Ltd	706,126
130,587	Goodman Group (REIT)	69,959
170,556	Healthscope Ltd	649,893
233,495	Iress Market Technology Ltd	1,701,384
1,400,000	Ten Network Holdings Ltd *	2,173,202
102,399	West Australian Newspapers Holdings Ltd	676,668
	Total Australia	8,023,450
	Austria — 0.3%
9,907	Flughafen Wien AG	452,834
35,141	Wienerberger AG *	599,411
	Total Austria	1,052,245
	Belgium — 1.6%
11,000	Bekaert NV	1,775,193
31,778	CMB Cie Maritime Belge SA	953,967
15,000	Compagnie d'Entreprises CFE	723,883
3,478	SA D'Ieteren NV	1,512,761
29,556	Umicore	884,986
	Total Belgium	5,850,790
	Brazil — 4.7%
287,083	Agre Empreendimentos Imobiliarios SA *	1,291,528
410,000	Cia Hering	7,373,489
120,000	Iguatemi Empresa de Shopping Centers SA	1,899,123
255,000	Multiplus SA *	2,575,187

See accompanying notes to the financial statements.

3

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Brazil — continued
100,000	Profarma Distribuidora de Produtos Farmaceuticos SA	987,190
412,300	Tivit Terceirizacao de Tecnologia e Servicos SA	3,650,389
	Total Brazil	17,776,906
	Canada — 3.5%
7,700	Churchill Corp (The) Class A *	156,239
91,100	Corus Entertainment Inc Class B	1,561,046
138,400	Flint Energy Services Ltd *	1,577,092
113,000	Gammon Gold Inc *	1,107,233
335,900	Gran Tierra Energy, Inc. *	1,851,568
56,700	Intact Financial Corp	2,275,113
90,600	KAP Resources Ltd * (a) (b)	861
56,500	Paladin Labs Inc *	1,070,719
211,500	Precision Drilling Trust *	1,630,170
200,000	Trilogy Energy Corp	1,771,526
	Total Canada	13,001,567
	China — 0.8%
4,310,000	361 Degrees International Ltd	3,072,027
	Denmark — 0.7%
2,074,600	Ossur hf *	2,770,891
	Finland — 2.3%
32,390	Atria Group Plc	486,172
79,024	KCI Konecranes Oyj	2,174,234
85,032	Nokian Renkaat Oyj	2,132,861
95,159	Oriola-KD Oyj Class B	697,579
60,556	Tieto Oyj	1,360,829
81,144	YIT Oyj	1,752,320
	Total Finland	8,603,995

See accompanying notes to the financial statements.

4

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	France — 4.3%
98,505	Air France–KLM *	1,313,377
80,571	Boursorama *	1,019,182
33,105	Cap Gemini SA	1,524,605
3,629	Damartex SA	95,711
34,571	Essilor International SA	2,081,861
73,929	Faurecia *	1,288,544
45,559	Renault SA *	1,871,350
28,669	Societe BIC SA	2,027,199
28,680	Technip SA	2,040,322
106,769	TF1 SA	1,707,820
12,313	Virbac SA	1,230,111
	Total France	16,200,082
	Germany — 7.4%
4,404	Axel Springer AG	472,230
8,300	Beiersdorf AG	508,753
67,386	Cat Oil AG *	653,182
13,955	Celesio AG	406,510
25,050	Continental AG *	1,149,682
105,000	Deutsche Lufthansa AG (Registered)	1,566,951
85,333	Deutsche Wohnen AG *	800,957
18,500	Deutsche Boerse AG	1,285,819
95,828	Francotyp-Postalia Holdings AG *	253,025
15,024	Fraport AG	756,458
61,053	Gagfah SA	559,726
141,601	GEA Group AG	2,644,912
131,871	Gerresheimer AG	4,077,075
8,993	GFK SE	321,416
36,699	Heidelberger Druckmaschinen AG *	254,794
45,533	MAN SE	3,257,204
31,199	Nemetschek AG *	776,140
188,471	Patrizia Immobilien AG *	700,505
263,889	Praktiker Bau-Und Heimwerkermaerkte Holding AG	2,226,193

See accompanying notes to the financial statements.

5

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Germany — continued
124,765	Symrise AG	2,660,592
143,889	Tognum AG	2,468,798
	Total Germany	27,800,922
	Greece — 1.2%
2,699,400	Alapis Holding Industrial and Commercial SA	1,617,483
32,435	Bank of Cyprus Public Co Ltd	192,241
207,600	Ellaktor SA	1,176,545
72,205	Intralot SA	341,347
51,961	Metka SA	748,969
44,751	Mytilineos Holdings SA	246,312
	Total Greece	4,322,897
	Hong Kong — 2.3%
450,200	Dah Sing Financial Group *	2,285,154
5,176,000	TPV Technology Ltd	3,463,849
5,990,000	Xingda International Holdings Ltd	2,841,404
	Total Hong Kong	8,590,407
	Indonesia — 0.2%
431,000	United Tractors Tbk PT	794,698
	Ireland — 0.3%
89,836	C&C Group Plc	331,508
22,789	DCC Plc	596,693
37,800	Smurfit Kappa Group Plc *	311,568
	Total Ireland	1,239,769
	Italy — 8.2%
143,657	Arnoldo Mondadori Editore SPA *	541,813
192,000	Astaldi SPA	1,307,748
369,393	Autogrill SPA *	4,582,561
43,328	Banco Popolare Scarl *	265,695
98,996	Benetton Group SPA	786,555

See accompanying notes to the financial statements.

6

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Italy — continued
78,224	Brembo SPA	475,069
89,309	Buzzi Unicem SPA	1,109,861
310,796	Credito Emiliano SPA *	2,028,561
61,566	ERG SPA	775,400
162,253	Exor SPA	2,472,519
62,882	Finmeccanica SPA	812,858
280,985	Fondiaria-Sai SPA-Di RISP	2,858,269
119,301	Grouppo Editoriale L'Espresso *	346,837
287,778	Italcementi SPA-Di RISP	1,768,289
43,691	Lottomatica SPA	786,818
221,789	Mediaset SPA	1,680,033
220,278	Mediolanum SPA	1,248,255
50,000	Piaggio & C SPA *	147,116
994,444	Pirelli & C SPA *	497,959
148,111	Prysmian SPA	2,549,632
500,000	Saras SPA	1,148,448
2,000,000	Seat Pagine Gialle SPA *	430,576
792,655	Telecom Italia SPA-Di RISP	841,279
123,658	Unione di Banche Italiane ScpA	1,540,300
	Total Italy	31,002,451
	Japan — 18.3%
230,000	Air Water Inc	2,688,757
47,000	Capcom	799,659
370	EPS Co Ltd	1,500,348
277,000	Fuji Oil Co Ltd	4,314,329
160	Global One Real Estate Investment Co Ltd (REIT)	1,183,806
173,000	Hitachi Chemical Co Ltd	3,543,145
252,000	Hitachi Koki Co Ltd	2,623,638
231,000	Hitachi Transport System Ltd	3,188,876
360,000	Japan Aviation Electronics Industry Ltd	2,530,055
145,900	K's Holdings Corp	4,295,354
214,000	Koito Manufacturing Co Ltd	2,693,147
111,000	Kyorin Co Ltd	1,667,091

See accompanying notes to the financial statements.

7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
68,180	Mitsubishi UFJ Lease & Finance Co Ltd	2,348,640
288,000	Nabtesco Corp	3,613,379
83,000	NGK Insulators Ltd	1,785,622
430,000	NHK Spring Co Ltd	3,544,538
80,000	Nihon Kohden Corp	1,384,590
370,000	Nissin Electric Co Ltd	1,757,814
20,400	Obic Co Ltd	3,572,678
113,000	Rohto Pharmaceutical Co Ltd	1,311,448
600,000	Sumitomo Bakelite Co Ltd	3,157,869
132,300	Sumitomo Rubber Industries	1,075,499
85,000	Takata Corp	1,892,309
156,000	Toei Co Ltd	795,621
118,000	Toyo Suisan Kaisha Ltd	3,286,165
497,000	Tsubakimoto Chain Co	2,116,775
1,200,000	Ube Industries Ltd	3,109,854
107,000	Yamato Kogyo Co Ltd	3,378,449
	Total Japan	69,159,455
	Mexico — 1.6%
880,000	Genomma Lab Internacional SA Class B *	2,672,009
238,000	Grupo Continental SAB de CV	633,256
275,600	Industrias CH SAB de CV *	897,214
805,600	Mexichem SAB de CV	1,888,165
	Total Mexico	6,090,644
	Netherlands — 5.5%
88,889	Aalberts Industries NV	1,234,791
75,000	AerCap Holdings NV *	713,250
79,444	CSM	2,109,883
50,000	Draka Holding NV *	824,149
38,000	Fugro NV	2,207,763
79,106	Imtech NV	2,414,224
58,847	Koninklijke Ten Cate NV	1,540,516
143,367	Koninklijke BAM Groep NV	1,135,863

See accompanying notes to the financial statements.

8

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Netherlands — continued
28,000	Nutreco Holding NV	1,659,425
44,481	Randstad Holdings NV *	1,860,021
74,027	SBM Offshore NV	1,313,164
245,744	SNS REAAL NV *	1,249,690
140,000	Spyker Cars NV *	633,007
31,111	Unit 4 Agresso NV *	744,749
61,667	USG People NV *	998,107
	Total Netherlands	20,638,602
	New Zealand — 0.7%
232,564	Air New Zealand Ltd	209,242
820,000	Fisher & Paykel Appliances Holdings Ltd *	343,257
131,955	Pumpkin Patch Ltd	177,657
778,639	Sky City Entertainment Group Ltd	1,737,047
	Total New Zealand	2,467,203
	Norway — 1.1%
41,895	Dockwise Ltd *	999,336
175,100	ProSafe ASA	871,247
600,885	Prosafe Production Public Ltd *	1,170,797
50,000	TGS Nopec Geophysical Co ASA *	958,106
	Total Norway	3,999,486
	Philippines — 0.8%
8,869,000	Aboitiz Power Corp *	2,113,627
3,534,000	Alliance Global Group Inc *	366,702
14,482,000	Pepsi-Cola Products Philippines Inc	690,442
	Total Philippines	3,170,771
	Singapore — 1.3%
1,710,000	Chemoil Energy Ltd	622,751
1,950,000	Financial One Corp *	657,884
3,029,000	First Ship Lease Trust	1,270,777
1,231,000	Mapletree Logistics Trust (REIT)	691,898

See accompanying notes to the financial statements.

9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Singapore — continued
616,000	MobileOne Ltd	902,295
958,000	Petra Foods Ltd	677,072
	Total Singapore	4,822,677
	South Korea — 4.4%
26,240	Cheil Industries Inc	1,334,443
92,300	Daegu Bank	1,176,396
8,620	Daelim Industrial Co Ltd	529,053
34,780	Doosan Corp	3,235,806
157,659	Handsome Corp	1,861,778
349,432	Kortek Corp	2,298,247
10,467	Nong Shim Co Ltd	1,975,966
7,641	Pulmuone Holdings Co Ltd	324,127
27,780	S1 Corp	1,079,729
29,370	Samsung Card Co	1,282,044
36,940	Tong Yang Life Insurance Co Ltd *	441,089
47,040	Youngone Holding Co Ltd	1,215,076
	Total South Korea	16,753,754
	Spain — 0.9%
1,231	Construcciones y Auxiliar de Ferrocarriles SA	690,816
34,643	Grifols SA	523,739
117,248	Mapfre SA	421,907
18,014	Red Electrica de Espana	905,097
15,243	Tecnicas Reunidas SA	856,784
	Total Spain	3,398,343
	Sweden — 1.1%
81,366	B&B Tools AB	1,130,033
39,556	Elekta AB Class B	995,944
54,460	Getinge AB Class B	1,255,778
849,394	Trigon Agri A/S *	889,311
	Total Sweden	4,271,066

See accompanying notes to the financial statements.

10

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Switzerland — 3.5%
6,096	Banque Cantonale Vaudoise	2,717,241
165,000	Clariant AG (Registered) *	1,789,804
53,736	Kardex AG (Registered) *	1,717,192
9,900	Rieter Holding AG (Registered) *	2,448,050
32,014	Sulzer AG	2,863,818
6,545	Valora Holding AG	1,471,132
	Total Switzerland	13,007,237
	Taiwan — 0.3%
2,690,918	Gold Circuit Electronics Ltd	934,843
	Thailand — 0.6%
84,500	Electricity Generating Pcl (Foreign Registered) (a)	207,009
12,532,300	Home Product Center Pcl (Foreign Registered) (a)	1,778,309
946,000	Indorama Ventures PCL (Foreign Registered) * (a)	351,907
	Total Thailand	2,337,225
	Turkey — 0.1%
23,500	Koza Altin Isletmeleri AS *	509,053
	United Kingdom — 16.1%
88,359	Amlin Plc	532,566
238,524	Aquarius Platinum Ltd *	1,320,990
157,000	Babcock International Group Plc	1,260,926
81,270	Berkeley Group Holdings Plc (Unit Shares)	919,313
205,835	Bodycote Plc	560,817
138,248	Bovis Homes Group Plc *	769,285
264,000	Brewin Dolphin Holdings Plc	503,795
197,260	Catlin Group Ltd	1,043,321
718,840	Centaur Media Plc *	537,692
260,000	Charles Taylor Consulting Plc	875,768
783,000	Chaucer Holdings Plc	542,944
40,000	Chemring Group Plc	2,025,551
171,944	Cobham Plc	633,285
530,000	Collins Stewart Plc *	586,030

See accompanying notes to the financial statements.

11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
79,650	Cookson Group Plc *	558,487
112,540	Davis Service Group (Ordinary)	696,964
47,733	De La Rue Plc	680,786
931,910	Dimension Data Holdings Plc	1,255,956
625,500	Diploma Plc	1,687,409
290,550	Euromoney Institutional Investor Plc	2,083,950
601,000	Fenner Plc	1,709,859
120,506	Galliford Try Plc	597,024
663,000	Game Group Plc	830,743
35,336	Go-Ahead Group Plc	730,758
130,000	Great Portland Estates Plc (REIT)	557,306
149,498	Group 4 Securicor Plc	617,585
634,816	Hays Plc	1,010,547
183,500	Healthcare Locums Plc	654,917
160,000	Hiscox Ltd	868,095
43,392	Homeserve Plc	1,126,743
150,000	IMI Plc	1,293,367
776,000	ITE Group Plc	1,601,338
40,000	James Fisher & Sons Plc	269,113
81,840	JD Wetherspoon Plc *	560,664
257,957	John Wood Group Plc	1,415,760
56,427	Kazakhmys Plc *	1,154,241
1,518,000	KCOM Group Plc	1,108,186
74,572	Kier Group Plc	1,138,697
260,000	Ladbrokes Plc	578,583
200,000	Micro Focus International Plc	1,437,706
256,389	Mitie Group Plc	885,310
266,559	N Brown Group	876,886
82,540	New Britain Palm Oil Ltd	615,075
29,833	Next Plc	853,238
193,948	Northumbrian Water Group Plc	815,192
80,332	Petrofac Ltd	1,258,541
2,100,000	Premier Foods Plc *	1,110,923
72,000	Premier Oil Plc *	1,206,098

See accompanying notes to the financial statements.

12

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
234,136	PZ Cussons Plc	1,026,495
186,000	Restaurant Group Plc	584,685
372,025	RM Plc	986,609
239,603	RPS Group Plc	657,493
144,742	Savills Plc	687,520
500,000	Senior Plc	598,791
312,295	Serco Group Plc	2,636,703
343,675	Stagecoach Group Plc	916,661
57,398	Travis Perkins Plc *	585,031
113,545	Ultra Electronics Holdings Plc	2,292,859
124,473	United Business Media Ltd	830,141
177,606	VT Group Plc	1,807,901
240,000	William Hill Plc	714,968
253,232	Wilmington Group Plc *	515,261
	Total United Kingdom	60,779,448
	TOTAL COMMON STOCKS (COST $339,354,744)	362,462,904
	PREFERRED STOCKS — 0.3%
	Italy — 0.0%
4,783	Exor SPA 5.87%	40,270
	South Korea — 0.3%
30,780	Daelim Industrial Co Ltd 0.66%	607,075
62,450	Daishin Securities Co Ltd 9.91%	570,324
	Total South Korea	1,177,399
	TOTAL PREFERRED STOCKS (COST $1,394,731)	1,217,669

See accompanying notes to the financial statements.

13

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 0.0%
		Greece — 0.0%
	35,678	Bank of Cyprus Ltd, 5.50% , due 06/30/14	48,581
		TOTAL DEBT OBLIGATIONS (COST $48,684)	48,581
		RIGHTS AND WARRANTS — 0.0%
		Italy — 0.0%
	100,428	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11 *	4,554
		TOTAL RIGHTS AND WARRANTS (COST $0)	4,554
		SHORT-TERM INVESTMENTS — 3.5%
EUR	1,465,362	Banco Santander Time Deposit, 0.04%, due 03/01/10	1,999,780
EUR	1,465,362	BNP Paribas Time Deposit, 0.04%, due 03/01/10	1,999,780
USD	2,000,000	BNP Paribas Time Deposit, 0.13%, due 03/01/10	2,000,000
SGD	9,640	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	6,858
CAD	3,881	Brown Brothers Harriman Time Deposit, 0.05%, due 03/01/10	3,665
JPY	154,328,440	Citibank Time Deposit, 0.01%, due 03/01/10	1,736,662
AUD	617,588	Deustche Bank Time Deposit, 2.93%, due 03/01/10	553,051
USD	72,597	DnB Nor Bank Time Deposit, 0.03%, due 03/01/10	72,597
EUR	563,449	HSBC Bank (London) Time Deposit, 0.04%, due 03/01/10	768,939
USD	500,000	HSBC Bank Time Deposit, 0.13%, due 03/01/10	500,000
NOK	721,597	Nordea Bank Norge ASA Time Deposit, 0.99%, due 03/01/10	122,088
USD	2,000,000	Royal Bank of Canada Time Deposit, 0.13%, due 03/01/10	2,000,000
GBP	1,001,308	Royal Bank of Scotland Time Deposit, 0.06%, due 03/01/10	1,524,391
		TOTAL SHORT-TERM INVESTMENTS (COST $13,287,811)	13,287,811
		TOTAL INVESTMENTS — 100.0% (Cost $354,085,970)	377,021,519
		Other Assets and Liabilities (net) — 0.0%	54,672
		TOTAL NET ASSETS — 100.0%	$377,076,191

See accompanying notes to the financial statements.

14

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Bankrupt issuer.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

15

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $354,085,970) (Note 2)	$377,021,519
Foreign currency, at value (cost $591,189) (Note 2)	611,201
Receivable for investments sold	3,892,378
Dividends and interest receivable	553,225
Foreign taxes receivable	88,338
Receivable for expenses reimbursed by Manager (Note 5)	56,784
Miscellaneous receivable	152,651
Total assets	382,376,096
Liabilities:
Payable for investments purchased	4,050,287
Payable for Fund shares repurchased	804,020
Payable to affiliate for (Note 5):
Management fee	203,053
Shareholder service fee	40,278
Trustees and Chief Compliance Officer of GMO Trust fees	821
Payable for foreign currency purchased	4,769
Accrued expenses	196,677
Total liabilities	5,299,905
Net assets	$377,076,191
Net assets consist of:
Paid-in capital	$441,057,687
Distributions in excess of net investment income	(1,570,851)
Accumulated net realized loss	(85,378,660)
Net unrealized appreciation	22,968,015
$377,076,191
Net assets attributable to:
Class III shares	$292,851,600
Class IV shares	$84,224,591
Shares outstanding:
Class III	27,276,181
Class IV	7,851,660
Net asset value per share:
Class III	$10.74
Class IV	$10.73

See accompanying notes to the financial statements.

16

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $550,406)	$6,333,045
Interest	70,599
Total investment income	6,403,644
Expenses:
Management fee (Note 5)	2,111,764
Shareholder service fee – Class III (Note 5)	371,530
Shareholder service fee – Class IV (Note 5)	53,994
Custodian and fund accounting agent fees	253,018
Audit and tax fees	97,742
Transfer agent fees	35,887
Legal fees	14,777
Trustees fees and related expenses (Note 5)	12,901
Registration fees	460
Miscellaneous	13,611
Total expenses	2,965,684
Fees and expenses reimbursed by Manager (Note 5)	(400,611)
Expense reductions	(210)
Net expenses	2,564,863
Net investment income (loss)	3,838,781
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(79,906,947)
Foreign currency, forward contracts and foreign currency related transactions (net of Brazilian IOF tax of $173,309) (Note 2)	(345,464)
Net realized gain (loss)	(80,252,411)
Change in net unrealized appreciation (depreciation) on:
Investments	203,633,395
Foreign currency, forward contracts and foreign currency related transactions	218,729
Net unrealized gain (loss)	203,852,124
Net realized and unrealized gain (loss)	123,599,713
Net increase (decrease) in net assets resulting from operations	$127,438,494

See accompanying notes to the financial statements.

17

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,838,781	$19,309,912
Net realized gain (loss)	(80,252,411)	(84,483,562)
Change in net unrealized appreciation (depreciation)	203,852,124	(365,228,760)
Net increase (decrease) in net assets from operations	127,438,494	(430,402,410)
Distributions to shareholders from:
Net investment income
Class III	(3,377,934)	(5,535,606)
Class IV	(1,023,334)	(7,364,331)
Total distributions from net investment income	(4,401,268)	(12,899,937)
Net realized gains
Class III	—	(17,878,843)
Class IV	—	(33,553,914)
Total distributions from net realized gains	—	(51,432,757)
Return of capital
Class III	—	(183,326)
Class IV	—	(243,890)
Total distributions from return of capital	—	(427,216)
	(4,401,268)	(64,759,910)
Net share transactions (Note 9):
Class III	(8,194,206)	18,176,575
Class IV	(67,114,119)	(199,947,721)
Increase (decrease) in net assets resulting from net share transactions	(75,308,325)	(181,771,146)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	452,668	14
Class IV	32,431	27
Increase in net assets resulting from purchase premiums and redemption fees	485,099	41
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(74,823,226)	(181,771,105)
Total increase (decrease) in net assets	48,214,000	(676,933,425)
Net assets:
Beginning of period	328,862,191	1,005,795,616
End of period (including distributions in excess of net investment income of $1,570,851 and $2,263,216, respectively)	$377,076,191	$328,862,191

See accompanying notes to the financial statements.

18

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.41		$14.63		$18.38		$17.98	$17.19
Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.30		0.31		0.28	0.26
Net realized and unrealized gain (loss)	4.32		(7.43)		(0.36)		4.51	3.19
Total from investment operations	4.45		(7.13)		(0.05)		4.79	3.45
Less distributions to shareholders:
From net investment income	(0.12)		(0.27)		(0.41)		(0.44)	(0.32)
From net realized gains	—		(0.81)		(3.29)		(3.95)	(2.34)
Return of capital	—		(0.01)		—		—	—
Total distributions	(0.12)		(1.09)		(3.70)		(4.39)	(2.66)
Net asset value, end of period	$10.74		$6.41		$14.63		$18.38	$17.98
Total Return(a)	69.44%		(51.33)%		(1.96)%		29.94%	22.32%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$292,852		$185,298		$338,804		$375,565	$364,551
Net expenses to average daily net assets	0.86	%(b)	0.85	%(c)	0.86	%(c)	0.86%	0.85%
Net investment income (loss) to average daily net assets	1.40%		2.59%		1.69%		1.53%	1.52%
Portfolio turnover rate	78%		42%		42%		37%	40%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%		0.11%		0.09%		0.09%	0.09%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.00	(d)	—		—	—

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions.

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions. (Note 2)

(d)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Period from August 12, 2009 through February 28,		Period from March 1, 2009 through March 16,		Year Ended February 28/29,
	2010(a)		2009(a)		2009		2008		2007	2006
Net asset value, beginning of period	$9.84		$6.42		$14.64		$18.39		$17.99	$17.20
Income (loss) from investment operations:
Net investment income (loss)†	0.02		0.01		0.33		0.31		0.28	0.26
Net realized and unrealized gain (loss)	1.00		0.01		(7.46)		(0.35)		4.52	3.20
Total from investment operations	1.02		0.02		(7.13)		(0.04)		4.80	3.46
Less distributions to shareholders:
From net investment income	(0.13)		—		(0.27)		(0.42)		(0.45)	(0.33)
From net realized gains	—		—		(0.81)		(3.29)		(3.95)	(2.34)
Return of capital	—		—		(0.01)		—		—	—
Total distributions	(0.13)		—		(1.09)		(3.71)		(4.40)	(2.67)
Net asset value, end of period	$10.73		$6.44		$6.42		$14.64		$18.39	$17.99
Total Return(b)	10.33	%**	0.31	%**	(51.29)%		(1.91)%		30.00%	22.37%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$84,225		$144,101		$143,564		$666,991		$740,872	$638,634
Net expenses to average daily net assets	0.81	%(c)*	0.81	%(c)*	0.80	%(d)	0.81	%(d)	0.81%	0.80%
Net investment income to average daily net assets	0.35	%*	3.28	%*	2.74%		1.70%		1.54%	1.55%
Portfolio turnover rate	78	%††	40	%†††	42%		42%		37%	40%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08	%*	0.22	%*	0.11%		0.09%		0.09%	0.09%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.00	(e)	$0.00	(e)	—		—	—

(a)  The class was inactive from March 16, 2009 to August 12, 2009.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions.

(d)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions. (Note 2)

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2010.

†††  Calculation represents portfolio turnover of the Fund for the period ended August 31, 2009.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

20

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P Developed ex-U.S. Small Cap Index. The Fund typically makes equity investments in companies tied economically to non-U.S. countries that are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions. The Fund, however, may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund typically invests in emerging countries, but these investments (excluding investments in companies from emerging countries included in the Fund's benchmark) generally represent 10% or less of the Fund's total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

As of February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder servicing fee.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

21

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.62% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 84.88% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

22

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund's securities in Thailand were valued at the local price and adjusted by applying a premium when the holdings are within foreign ownership limitations. The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$9,344,440	$—	$9,344,440
Austria	—	1,052,245	—	1,052,245
Belgium	—	5,850,790	—	5,850,790
Brazil	17,776,906	—	—	17,776,906
Canada	13,000,706	—	861	13,001,567
China	—	3,072,027	—	3,072,027
Denmark	2,770,891	—	—	2,770,891
Finland	—	8,603,995	—	8,603,995
France	—	16,200,082	—	16,200,082
Germany	—	27,800,922	—	27,800,922
Greece	—	4,322,897	—	4,322,897
Hong Kong	—	8,590,407	—	8,590,407
Indonesia	—	794,698	—	794,698
Ireland	—	1,239,769	—	1,239,769
Italy	—	31,002,451	—	31,002,451
Japan	—	69,159,455	—	69,159,455
Mexico	6,090,644	—	—	6,090,644
Netherlands	713,250	19,925,352	—	20,638,602
New Zealand	—	2,467,203	—	2,467,203
Norway	—	3,999,486	—	3,999,486
Philippines	—	3,170,771	—	3,170,771
Singapore	—	4,822,677	—	4,822,677
South Korea	441,089	16,312,665	—	16,753,754
Spain	—	3,398,343	—	3,398,343
Sweden	—	4,271,066	—	4,271,066

23

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Switzerland	$—	$13,007,237	$—	$13,007,237
Taiwan	—	934,843	—	934,843
Thailand	—	—	2,337,225	2,337,225
Turkey	509,053	—	—	509,053
United Kingdom	—	59,478,458	—	59,478,458
TOTAL COMMON STOCKS	41,302,539	318,822,279	2,338,086	362,462,904
Debt Obligations
Greece	—	48,581	—	48,581
TOTAL DEBT OBLIGATIONS	—	48,581	—	48,581
Preferred Stocks
Italy	—	40,270	—	40,270
South Korea	—	1,177,399	—	1,177,399
TOTAL PREFERRED STOCKS	—	1,217,669	—	1,217,669
Rights and Warrants
Italy	—	4,554	—	4,554
TOTAL RIGHTS AND WARRANTS	—	4,554	—	4,554
Short-Term Investments	13,287,811	—	—	13,287,811
Total Investments	54,590,350	320,093,083	2,338,086	377,021,519
Total	$54,590,350	$320,093,083	$2,338,086	$377,021,519

24

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The aggregate net value of the Fund's direct investments in securities using Level 3 inputs was 0.62% of total net assets.

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Common Stocks
Australia	$165,081	$—	$—	$—	$283,081	$(448,162)	$—
Canada	712	—	—	—	149	—	861
South Korea	125,060	(169,258)	—	(87,576)	131,774	—	—
Thailand	962,474	341,190	—	(95,154)	1,128,715		2,337,225
Total	$1,253,327	$171,932	—	$(182,730)	$1,543,719	$(448,162)	$2,338,086

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

25

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Effective October 20, 2009, the Fund is subject to a 2% Imposto sobre Operacoes Financeiras (IOF) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. In addition, effective November 19, 2009, the Fund may be subject to a 1.5% IOF transaction tax levied by the Brazilian government on foreign exchange transactions in connection with the issuance of depository receipts. The IOF tax has been included in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, passive foreign investment company transactions, losses on wash sale transactions, post-October currency losses, redemption-in-kind transactions and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2010	February 28, 2009
Ordinary income (including any net short-term capital gain)	$4,401,268	$12,899,937
Net long-term capital gain	0	51,432,757
	4,401,268	64,332,694
Return of capital	0	427,216
Total distribution	$4,401,268	$64,759,910

26

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(84,486,074)
Post-October currency losses	$(1,100,754)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(84,486,074)
Total	$(84,486,074)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$355,337,652	$62,859,318	$(41,175,451)	$21,683,867

For the year ended February 28, 2010, the Fund had net realized loss attributed to redemption in-kind transactions of $79,315,452.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

27

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 28, 2010, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities

29

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

30

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

31

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

32

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price

33

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$—	$—	$—	$4,554	$—	$4,554
Total	$—	$—	$—	$4,554	$—	$4,554

34

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$(246,776)	$—	$(246,776)
Total	$—	$—	$—	$(246,776)	$—	$(246,776)
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$2,590	$—	$2,590
Total	$—	$—	$—	$2,590	$—	$2,590

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values outstanding at each month-end, was as follows for the year ended February 28, 2010:

Rights/ Warrants
Average amount outstanding	$45,450

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.70% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for

35

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.70% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.70% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $12,901 and $2,705, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $283,848,583 and $224,110,694, respectively. Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $124,666,450.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 70.09% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

36

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, 0.04% of the Fund's shares were held by senior management of the Manager and GMO Trust officers, and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	9,025,272	$99,118,049	8,133,081	$54,843,370
Shares issued to shareholders in reinvestment of distributions	264,894	2,935,030	2,299,029	23,448,063
Shares repurchased	(10,915,361)	(110,247,285)	(4,688,611)	(60,114,858)
Purchase premiums	—	393,056	—	—
Redemption fees	—	59,612	—	14
Net increase (decrease)	(1,625,195)	$(7,741,538)	5,743,499	$18,176,589
	Year Ended February 28, 2010*		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	8,073,696	$79,445,170	—	$—
Shares issued to shareholders in reinvestment of distributions	28,005	310,014	3,578,937	39,283,862
Shares repurchased	(22,611,732)	(146,869,303)	(26,775,273)	(239,231,583)
Redemption fees	—	32,431	—	27
Net increase (decrease)	(14,510,031)	$(67,081,688)	(23,196,336)	$(199,947,694)

*  The class was inactive from March 16, 2009 to August 12, 2009.

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

38

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.86%	$1,000.00	$1,057.60	$4.39
2) Hypothetical	0.86%	$1,000.00	$1,020.53	$4.31
Class IV
1) Actual	0.81%	$1,000.00	$1,057.10	$4.13
2) Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

39

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $529,740 and recognized foreign source income of $6,883,451.

For taxable, non-corporate shareholders, 90.88% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

40

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

41

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

42

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

43

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

44

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Balanced Asset Allocation Fund returned +32.6% for the fiscal year ended February 28, 2010, as compared with +39.5% for the Fund's benchmark, the GMO Global Balanced Index (65% MSCI ACWI [All Country World Index] Index and 35% Barclays Capital U.S. Aggregate Index). During the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO Trust mutual funds as well as its direct fixed income investments.

Underlying fund implementation was negative, detracting 4.4% from relative performance as GMO Quality Fund underperformed its benchmark by 16.9% during the period. Fixed income implementation was positive but was more than offset by the relatively poor equity implementation, most notably in GMO Quality Fund.

Asset allocation detracted 2.6% from relative performance. The Fund's underweight to international equities and slight overweight to fixed income were the primary drivers of the underperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Balanced Asset Allocation Fund Class III Shares and the GMO Global Balanced Index As of February 28, 2010

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	32.41%	4.82%	7.04%

$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/29/00
$9,993,000
$19,754,270
$18,663,250
$13,190,870
$12,833,620
$10,303,370
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Global Balanced Asset Allocation Fund
GMO Global Balanced Asset Allocation Index**
MSCI AC World Index
Barclays Capital U.S. Aggregate Index
GMO Global Balanced Index*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .07% on the purchase and .07% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex-U.S. and 35% Barclays Capital U.S. Aggregate Index prior to March 31, 2007 and 65% MSCI ACWI and 35% Barclays Capital U.S. Aggregate Index thereafter.

**  The GMO Global Balanced Asset Allocation Index is comprised of MSCI ACWI prior to June 30, 2002 and GMO Global Balanced Index thereafter.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	68.5%
Debt Obligations	22.9
Cash and Cash Equivalents	11.3
Short-Term Investments	6.5
Preferred Stocks	0.9
Options Purchased	0.3
Loan Participations	0.0
Investment Funds	0.0
Loan Assignments	0.0
Convertible Securities	0.0
Rights and Warrants	0.0
Promissory Notes	0.0
Private Equity Securities	0.0
Forward Currency Contracts	(0.1)
Written Options	(0.1)
Reverse Repurchase Agreements	(1.4)
Swaps	(3.3)
Futures	(7.9)
Other	2.4
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Country / Region Summary**	% of Investments
United States	57.8%
Euro Region***	9.1
Japan	8.4
United Kingdom	6.7
Switzerland	3.5
Brazil	1.8
South Korea	1.8
Russia	1.5
Sweden	1.2
Australia	1.0
China	0.9
Singapore	0.9
Taiwan	0.9
Turkey	0.8
Hong Kong	0.5
India	0.5
Thailand	0.5
Canada	0.4
Emerging****	0.4
Denmark	0.3
Norway	0.3
Czech Republic	0.1
Egypt	0.1
Hungary	0.1
Indonesia	0.1
Mexico	0.1
New Zealand	0.1
Poland	0.1
South Africa	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****  The "Emerging" exposure is only associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Uruguay, Turkey, and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

2

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 97.0%
	Affiliated Issuers — 97.0%
84,389,319	GMO Alpha Only Fund, Class IV	414,351,557
4,983,611	GMO Asset Allocation Bond Fund, Class VI	130,221,749
25,631,051	GMO Domestic Bond Fund, Class VI	153,529,995
1,544,790	GMO Emerging Country Debt Fund, Class IV	13,084,375
21,146,414	GMO Emerging Markets Fund, Class VI	245,086,938
2,602,764	GMO Flexible Equities Fund, Class VI	48,307,295
1,842,233	GMO Inflation Indexed Plus Bond Fund, Class VI	33,878,670
12,351,236	GMO International Core Equity Fund, Class VI	316,191,644
6,964,145	GMO International Growth Equity Fund, Class IV	137,124,023
6,896,077	GMO International Intrinsic Value Fund, Class IV	134,818,303
8,444,883	GMO International Small Companies Fund, Class III	55,989,577
50,695,361	GMO Quality Fund, Class VI	963,211,867
359,741	GMO Short-Duration Investment Fund, Class III	2,903,113
3,407,233	GMO Special Situations Fund, Class VI	93,869,260
15,878,747	GMO Strategic Fixed Income Fund, Class VI	245,961,786
1,032,718	GMO World Opportunity Overlay Fund	21,996,890
	TOTAL MUTUAL FUNDS (COST $3,083,946,489)	3,010,527,042
	DEBT OBLIGATIONS — 3.0%
	Asset-Backed Securities — 3.0%
	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.90%, due 10/20/44	15,000
	Airlines — 0.0%
588,492	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.71%, due 05/15/24	223,627
	Auto Financing — 0.5%
129,317	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.33%, due 02/15/11	129,274

See accompanying notes to the financial statements.

3

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Auto Financing — continued
900,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.63%, due 02/18/14	900,963
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.58%, due 07/15/14	202,500
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.88%, due 08/15/13	819,648
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	747,180
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.08%, due 11/10/14	613,506
622,690	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.27%, due 02/15/12	622,130
500,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.61%, due 07/15/12	500,775
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.23%, due 03/15/13	1,130,239
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.48%, due 06/15/13	2,156,000
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.18%, due 05/20/16	305,949
1,000,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.43%, due 07/15/11	1,007,300
829,633	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 06/17/13	827,808
1,000,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.23%, due 05/15/12	993,750
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.33%, due 06/15/12	1,091,750
500,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.88%, due 10/15/12	489,100
1,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.50%, due 12/15/16	1,095,380
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.38%, due 03/20/14	400,000
447,535	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 11/15/12	445,641
	Total Auto Financing	14,478,893

See accompanying notes to the financial statements.

4

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Bank Loan Collateralized Debt Obligations — 0.0%
325,294	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.42%, due 06/20/25	322,194
	Business Loans — 0.2%
459,531	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.39%, due 08/16/19	395,197
280,935	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.47%, due 07/25/37	186,240
1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.53%, due 12/25/37	780,000
97,377	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.59%, due 04/25/34	74,980
66,011	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.60%, due 01/25/35	47,198
334,348	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.62%, due 01/25/36	208,968
59,155	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.35%, due 08/22/16	57,380
171,447	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.36%, due 03/20/17	157,731
89,377	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.52%, due 05/15/32	73,736
137,694	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.47%, due 11/15/33	107,402
1,400,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.24%, due 07/20/12	1,396,500
251,905	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 02/25/30	168,776
10,001	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.88%, due 10/25/37	9,801
800,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.08%, due 10/25/37	552,000
212,821	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 09/25/30	138,334
6,149	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.73%, due 09/15/17	5,350
	Total Business Loans	4,359,593

See accompanying notes to the financial statements.

5

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	CMBS — 0.3%
700,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.35%, due 07/15/44	670,796
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.36%, due 12/15/20	706,442
900,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	913,770
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.34%, due 03/10/44	508,300
58,671	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 11/05/21	53,391
900,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	913,922
213,181	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 03/06/20	204,653
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.36%, due 03/06/20	280,500
284,913	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.35%, due 02/15/20	242,176
1,400,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	1,434,440
900,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	932,670
400,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	414,000
300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	307,500
86,614	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	87,566
702,159	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 09/15/21	625,799
	Total CMBS	8,295,925
	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.05%, due 11/23/52	14,994
404,200	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	210,184
529,515	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.55%, due 08/26/30	238,282
800,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.56%, due 05/25/46	528,000
	Total CMBS Collateralized Debt Obligations	991,460

See accompanying notes to the financial statements.

6

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)		Description	Value ($)
		Collateralized Loan Obligations — 0.0%
	156,737	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 0.73%, due 02/25/13	150,860
		Credit Cards — 0.6%
	1,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.27%, due 02/15/13	1,899,003
	700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.26%, due 12/15/13	697,900
	300,000	American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.43%, due 09/15/11	300,093
	100,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.25%, due 03/15/14	99,030
	1,100,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.23%, due 09/15/14	1,122,869
	200,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.26%, due 03/16/15	197,436
	500,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.30%, due 05/15/13	499,750
	600,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.33%, due 03/17/14	604,032
	700,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.40%, due 06/16/14	696,913
	800,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.24%, due 08/15/13	797,920
	1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.48%, due 09/15/17	1,261,572
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.76%, due 05/24/13	1,476,636
	400,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	399,520
	400,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.29%, due 06/18/13	394,936
	500,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.32%, due 06/16/15	491,016
	1,900,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.26%, due 01/16/14	1,884,800
	700,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.27%, due 03/15/13	699,020

See accompanying notes to the financial statements.

7

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Credit Cards — continued
1,200,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.24%, due 06/15/13	1,199,040
1,300,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.28%, due 04/15/13	1,296,750
600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.78%, due 07/15/13	598,875
400,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.38%, due 01/15/14	397,660
1,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.03%, due 05/15/13	1,301,625
400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.36%, due 02/15/17	374,220
	Total Credit Cards	18,690,616
	Equipment Leases — 0.0%
80,960	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.83%, due 10/17/11	80,980
400,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.18%, due 08/15/14	407,440
346,568	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.48%, due 06/14/11	346,190
	Total Equipment Leases	834,610
	Insurance Premiums — 0.0%
1,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.28%, due 12/15/11	990,000
	Insured Auto Financing — 0.3%
100,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.35%, due 04/20/11	99,868
687,123	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.27%, due 10/06/13	677,915
148,932	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.31%, due 05/06/12	148,369
500,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.28%, due 12/06/13	489,720

See accompanying notes to the financial statements.

8

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
102,735	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.26%, due 05/07/12	101,682
500,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.03%, due 06/06/14	488,931
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.73%, due 03/08/16	788,480
477,480	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.24%, due 12/15/12	474,042
559,767	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	554,818
177,843	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.25%, due 11/15/13	176,225
379,256	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.74%, due 04/16/12	379,275
300,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.48%, due 11/25/11	298,408
798,436	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.88%, due 10/15/14	780,064
762,779	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.28%, due 09/15/14	746,150
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.43%, due 07/14/14	1,706,596
63,855	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	64,304
	Total Insured Auto Financing	7,974,847
	Insured Business Loans — 0.0%
300,499	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.67%, due 10/25/30	180,299
	Insured High Yield Collateralized Debt Obligations — 0.0%
106,464	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.01%, due 05/22/13	90,494
340,665	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.71%, due 12/16/15	311,708
	Total Insured High Yield Collateralized Debt Obligations	402,202

See accompanying notes to the financial statements.

9

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Other — 0.1%
800,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	774,560
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,332,300
757,188	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.43%, due 09/15/41	630,205
761,125	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.43%, due 12/15/41	636,998
525,966	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.50%, due 01/05/14	447,071
100,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	16,046
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	75,951
	Total Insured Other	3,913,131
	Insured Residential Asset-Backed Securities (United States) — 0.0%
89,985	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.44%, due 07/25/34	63,619
112,657	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.61%, due 12/25/33	83,685
29,704	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.56%, due 03/25/34	19,737
659,439	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.45%, due 11/25/35	443,559
	Total Insured Residential Asset-Backed Securities (United States)	610,600
	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
16,357	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.57%, due 10/25/34	9,160
39,413	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.56%, due 01/25/35	22,071
403,148	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.38%, due 06/15/37	146,342
256,642	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.46%, due 10/25/34	137,868

See accompanying notes to the financial statements.

10

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — continued
18,199	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.79%, due 08/15/30	8,791
14,107	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.69%, due 07/25/29	5,912
33,272	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.67%, due 06/25/34	16,636
8,176	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.52%, due 12/25/32	3,516
187,167	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.42%, due 11/25/35	107,584
64,767	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.60%, due 09/27/32	49,431
57,974	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.45%, due 06/25/34	34,977
	Total Insured Residential Mortgage-Backed Securities (United States)	542,288
	Insured Time Share — 0.0%
60,666	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.41%, due 05/20/17	56,571
118,884	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.38%, due 05/20/18	105,224
144,738	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.38%, due 03/20/19	132,797
403,770	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.23%, due 09/20/19	329,120
	Total Insured Time Share	623,712
	Insured Transportation — 0.0%
166,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.53%, due 04/17/19	148,333
	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.70%, due 03/20/10	974,000
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.77%, due 03/20/10	977,000

See accompanying notes to the financial statements.

11

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Investment Grade Corporate Collateralized Debt Obligations — continued
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.54%, due 06/20/13	706,500
1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.95%, due 08/01/11	914,100
	Total Investment Grade Corporate Collateralized Debt Obligations	3,571,600
	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.65%, due 12/20/10	944,000
1,000,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.67%, due 06/22/10	927,200
	Total Non-Investment Grade Corporate Collateralized Debt Obligations	1,871,200
	Residential Asset-Backed Securities (United States) — 0.4%
28,322	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.28%, due 02/25/37	27,362
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.62%, due 01/25/35	28,776
84,717	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.37%, due 03/25/36	77,516
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 04/25/36	147,000
208,109	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.32%, due 01/25/37	72,838
134,861	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.39%, due 09/25/35	14,498
224,913	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.33%, due 08/25/36	166,998
201,992	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.32%, due 06/25/36	149,979
556,072	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.33%, due 07/25/36	412,884
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.39%, due 05/25/36	68,000
300,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.41%, due 03/25/36	123,750

See accompanying notes to the financial statements.

12

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.41%, due 10/25/36	182,000
286,675	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 06/25/36	30,818
366,883	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.40%, due 06/25/36	7,338
224,407	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.30%, due 11/25/36	120,058
102,352	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.37%, due 02/25/36	14,329
378,086	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.43%, due 05/25/37	37,809
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.75%, due 05/25/34	111,923
396,023	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.42%, due 03/25/36	198,011
1,543,049	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 07/25/36	463,879
287,946	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	106,540
294,515	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.34%, due 09/25/36	132,532
768,845	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.45%, due 05/25/37	591,011
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.38%, due 10/25/36	142,950
415,269	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.34%, due 10/25/36	391,432
7,718	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.29%, due 11/25/36	7,626
239,887	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 05/28/39	112,747
239,887	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	88,758
345,650	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 02/28/40	167,260

See accompanying notes to the financial statements.

13

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
150,206	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.34%, due 11/25/36	105,159
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.43%, due 11/25/36	62,100
147,760	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.39%, due 02/25/37	14,879
101,526	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.35%, due 02/25/37	90,145
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.43%, due 02/25/37	712,790
479,898	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.39%, due 06/25/36	369,920
8,905	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.77%, due 04/25/33	5,670
5,756	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.64%, due 10/25/34	4,508
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.39%, due 12/25/36	101,640
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.37%, due 02/25/37	701,500
201,661	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.31%, due 03/25/37	193,796
42,741	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.34%, due 04/25/36	42,314
18,395	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.53%, due 04/25/34	10,117
488,257	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 04/25/36	281,968
5,638	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.30%, due 12/25/37	5,609
149,594	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.42%, due 05/25/36	94,688
93,228	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.33%, due 08/25/36	63,774
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 08/25/36	207,000

See accompanying notes to the financial statements.

14

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
139,528	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.54%, due 01/20/35	119,994
127,018	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 01/20/35	107,489
384,585	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.39%, due 01/20/36	332,186
1,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.35%, due 12/25/36	333,900
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.39%, due 10/25/36	166,250
700,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.38%, due 03/25/36	310,408
116,132	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.48%, due 10/25/35	107,241
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	121,124
176,585	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.36%, due 10/25/36	168,694
794,211	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 08/25/36	252,162
218,886	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.39%, due 03/25/36	21,615
239,986	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.35%, due 02/25/37	127,289
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.46%, due 02/25/37	327,500
118,990	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.63%, due 08/25/34	80,021
301,585	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 04/25/37	264,641
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 11/25/36	96,750
237,883	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.49%, due 12/25/35	138,258
298,831	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.42%, due 09/25/45	257,025

See accompanying notes to the financial statements.

15

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,485	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.46%, due 04/25/35	1,475
101,935	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 10/25/33	89,295
267,034	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.48%, due 01/25/36	250,550
151,532	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.34%, due 04/25/37	144,971
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.77%, due 03/25/35	6,421
102,593	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.39%, due 03/25/36	82,074
84,339	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.52%, due 10/25/36	58,615
60,589	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.49%, due 10/25/35	55,160
73,081	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.35%, due 01/25/37	69,472
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 06/25/37	157,250
226,416	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.43%, due 01/25/36	149,435
169,613	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 11/25/35	68,693
567,140	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.63%, due 06/25/37	116,264
	Total Residential Asset-Backed Securities (United States)	11,846,421
	Residential Mortgage-Backed Securities (Australian) — 0.1%
256,414	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.31%, due 07/20/38	247,681
409,093	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.31%, due 04/19/38	385,262
87,397	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.75%, due 09/27/35	84,119
662,620	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.65%, due 03/14/36	632,802

See accompanying notes to the financial statements.

16

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
60,612	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.38%, due 12/08/36	57,851
85,579	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.34%, due 05/27/38	82,369
46,406	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.33%, due 05/10/36	44,967
302,644	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.30%, due 06/14/37	288,413
348,565	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.32%, due 10/20/37	335,731
410,650	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.32%, due 02/21/38	369,585
21,363	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.57%, due 11/09/35	21,331
56,308	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.40%, due 03/09/36	54,889
51,094	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.32%, due 01/12/37	50,379
475,078	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.31%, due 06/12/40	452,813
340,978	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.30%, due 05/21/38	329,043
	Total Residential Mortgage-Backed Securities (Australian)	3,437,235
	Residential Mortgage-Backed Securities (European) — 0.2%
429,319	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.34%, due 03/20/30	423,059
430,556	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.36%, due 09/20/66	344,057
1,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 01/13/39	977,097
75,575	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.32%, due 10/11/41	74,819
177,287	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.27%, due 12/20/54	158,672
97,188	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.39%, due 09/20/44	86,983

See accompanying notes to the financial statements.

17

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
488,747	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.32%, due 12/10/43	456,441
97,230	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.39%, due 03/21/37	96,349
94,814	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.39%, due 12/21/37	87,392
228,762	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 09/15/39	194,905
204,605	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.46%, due 05/15/34	179,950
325,776	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.36%, due 11/15/38	276,909
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.36%, due 07/15/33	960,430
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.33%, due 10/15/33	195,040
	Total Residential Mortgage-Backed Securities (European)	4,512,103
	Residential Mortgage-Backed Securities (United States) — 0.0%
25,629	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.53%, due 08/25/35	14,352
31,766	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.48%, due 07/25/30	30,004
97,770	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 02/26/34	65,460
	Total Residential Mortgage-Backed Securities (United States)	109,816
	Student Loans — 0.1%
108,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.26%, due 01/25/23	107,698
280,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.27%, due 04/25/22	279,748
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.50%, due 01/25/24	699,790
106,802	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.27%, due 06/25/21	106,289

See accompanying notes to the financial statements.

18

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Student Loans — continued
65,452	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.25%, due 08/25/20	64,797
69,833	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.29%, due 06/20/15	69,721
267,102	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.37%, due 08/25/23	259,757
39,334	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.31%, due 08/26/19	39,309
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.33%, due 12/23/19	396,020
336,807	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.28%, due 09/15/22	316,598
	Total Student Loans	2,339,727
	Time Share — 0.0%
186,533	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.23%, due 02/20/20	188,865
	Total Asset-Backed Securities	91,625,157
	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	609,440
	U.S. Government Agency — 0.0%
200,800	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.59%, due 10/01/12 (a)	198,310
135,049	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.08%, due 10/01/11 (a)	133,461
597,424	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.94%, due 03/30/19 (a)	582,192
67,391	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.54%, due 05/01/14 (a)	65,985
400,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.08%, due 01/01/12 (a)	393,976
	Total U.S. Government Agency	1,373,924
	TOTAL DEBT OBLIGATIONS (COST $87,343,050)	93,608,521

See accompanying notes to the financial statements.

19

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.0%
	Banking — 0.0%
1,000	Home Ownership Funding 2 Preferred 144A, 1.00% (a)	90,000
	TOTAL PREFERRED STOCKS (COST $158,808)	90,000
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
892,105	State Street Institutional U.S. Government Money Market Fund- Institutional Class	892,105
	TOTAL SHORT-TERM INVESTMENTS (COST $892,105)	892,105
	TOTAL INVESTMENTS — 100.0% (Cost $3,172,340,452)	3,105,117,668
	Other Assets and Liabilities (net) — (0.0%)	(824,932)
	TOTAL NET ASSETS — 100.0%	$3,104,292,736

See accompanying notes to the financial statements.

20

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank for Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

See accompanying notes to the financial statements.

21

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $88,393,963) (Note 2)	$94,590,626
Investments in affiliated issuers, at value (cost $3,083,946,489) (Notes 2 and 10)	3,010,527,042
Receivable for Fund shares sold	3,297,690
Interest receivable	90,251
Receivable for expenses reimbursed by Manager (Note 5)	58,292
Miscellaneous receivable	2,311
Total assets	3,108,566,212
Liabilities:
Payable for investments purchased	3,951,350
Payable for Fund shares repurchased	188,650
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	6,028
Accrued expenses	127,448
Total liabilities	4,273,476
Net assets	$3,104,292,736
Net assets consist of:
Paid-in capital	$3,714,211,348
Distributions in excess of net investment income	(36,739,638)
Accumulated net realized loss	(505,956,190)
Net unrealized depreciation	(67,222,784)
$3,104,292,736
Net assets attributable to:
Class III shares	$3,104,292,736
Shares outstanding:
Class III	333,616,420
Net asset value per share:
Class III	$9.30

See accompanying notes to the financial statements.

22

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$80,811,510
Interest	8,537,505
Dividends	6,310
Total investment income	89,355,325
Expenses:
Legal fees	152,182
Audit and tax fees	65,494
Custodian, fund accounting agent and transfer agent fees	56,902
Trustees fees and related expenses (Note 5)	54,020
Chief Compliance Officer (Note 5)	24,326
Registration fees	10,871
Miscellaneous	10,524
Total expenses	374,319
Fees and expenses reimbursed by Manager (Note 5)	(295,938)
Expense reductions (Note 2)	(2,365)
Net expenses	76,016
Net investment income (loss)	89,279,309
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,298,110
Investments in affiliated issuers	(356,582,361)
Realized gains distributions from affiliated issuers (Note 10)	12,619,342
Foreign currency, forward contracts and foreign currency related transactions	200
Net realized gain (loss)	(342,664,709)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	15,841,694
Investments in affiliated issuers	1,028,789,989
Net unrealized gain (loss)	1,044,631,683
Net realized and unrealized gain (loss)	701,966,974
Net increase (decrease) in net assets resulting from operations	$791,246,283

See accompanying notes to the financial statements.

23

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$89,279,309	$267,390,545
Net realized gain (loss)	(342,664,709)	(106,114,266)
Change in net unrealized appreciation (depreciation)	1,044,631,683	(959,967,450)
Net increase (decrease) in net assets from operations	791,246,283	(798,691,171)
Distributions to shareholders from:
Net investment income
Class III	(115,922,229)	(309,984,149)
Net realized gains
Class III	—	(146,420,155)
	(115,922,229)	(456,404,304)
Net share transactions (Note 9):
Class III	(5,463,035)	322,020,967
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,444,675	1,206,564
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(4,018,360)	323,227,531
Total increase (decrease) in net assets	671,305,694	(931,867,944)
Net assets:
Beginning of period	2,432,987,042	3,364,854,986
End of period (including distributions in excess of net investment income of $36,739,638 and $11,627,915, respectively)	$3,104,292,736	$2,432,987,042

See accompanying notes to the financial statements.

24

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.28		$11.37		$12.01		$11.76	$11.33
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.87		0.48		0.39	0.36
Net realized and unrealized gain (loss)	2.10		(3.43)		0.05		0.66	0.86
Total from investment operations	2.37		(2.56)		0.53		1.05	1.22
Less distributions to shareholders:
From net investment income	(0.35)		(1.04)		(0.53)		(0.43)	(0.37)
From net realized gains	—		(0.49)		(0.64)		(0.37)	(0.42)
Total distributions	(0.35)		(1.53)		(1.17)		(0.80)	(0.79)
Net asset value, end of period	$9.30		$7.28		$11.37		$12.01	$11.76
Total Return(b)	32.60%		(24.30)%		4.10%		9.22%	11.05%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,104,293		$2,432,987		$3,364,855		$3,079,164	$1,812,191
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.00%		8.81%		3.89%		3.28%	3.17%
Portfolio turnover rate	29%		44%		76%		23%	16%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.00	(f)	$0.01	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

25

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Global Balanced Asset Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the GMO Global Balanced Index. The GMO Global Balanced Index is a composite index computed by GMO consisting of: (i) the MSCI ACWI (All Country World Index) Index and (ii) the Barclays Capital U.S. Aggregate Index in the following proportions: 65% (MSCI ACWI (All Country World Index) Index) and 35% (Barclays Capital U.S. Aggregate Index). The Fund is a fund of funds and invests primarily in shares of other series of the Trust, which may include the GMO International Equity Funds, GMO U.S. Equity Funds, GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, and GMO World Opportunity Overlay Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). The Fund intends to have at least 25% of its assets invested (directly or indirectly) in fixed income investments and at least 25% of its assets invested (directly or indirectly) in equity investments. In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may be exposed to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2010, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires

26

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicater of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.77% of net assets. The Fund and those underlying funds classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 35.63% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total

27

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

value of securities held directly and indirectly for which no alternative pricing source was available represented 2.82% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate or U.S. Treasury yield.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$27,518,569	$64,106,588	$91,625,157
Corporate Debt	—	609,440	—	609,440
U.S. Government Agency	—	—	1,373,924	1,373,924
TOTAL DEBT OBLIGATIONS	—	28,128,009	65,480,512	93,608,521
Mutual Funds	3,010,527,042	—	—	3,010,527,042
Preferred Stocks	—	—	90,000	90,000
Short-Term Investments	892,105	—	—	892,105
Total Investments	3,011,419,147	28,128,009	65,570,512	3,105,117,668
Total	$3,011,419,147	$28,128,009	$65,570,512	$3,105,117,668

28

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 10.87% and less than 0.01% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchase/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
Asset-Backed Securities	$103,691,094	$(36,096,025)	$4,070,591	$4,290,268	$15,669,229	$(27,518,569)	$64,106,588
U.S. Government Agency	2,580,169	(1,270,032)	16,158	(66,320)	113,949	—	1,373,924
Total Debt Obligations	106,271,263	(37,366,057)	4,086,749	4,223,948	15,783,178	(27,518,569)	65,480,512
Preferred Stocks	90,000	—	—	—	—	—	90,000
Total	$106,361,263	$(37,366,057)	$4,086,749	$4,223,948	$15,783,178	$(27,518,569)	$65,570,512

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments denominated in foreign currency. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts and currency gains and losses realized between the trade and settlement dates on securities transactions. In addition, the difference between the amount of investment income and foreign withholding taxes, if any, that are recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all

29

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, partnership interest tax allocations, amortization and accretion of debt securities, differing treatment of accretion and amortization, losses on wash sale transactions, post-October capital losses and capital loss carryforwards.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$115,922,229	$310,011,148
Net long-term capital gain	—	146,393,156
Total distributions	$115,922,229	$456,404,304

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

30

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$1,111,130
Other Tax Attributes:
Capital loss carryforwards	(292,518,509)
Post-October capital loss deferral	(16,675,356)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(292,518,509)
Total	$(292,518,509)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,406,953,546	$136,979,171	$(438,815,049)	$(301,835,878)

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $510,107.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

31

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to June 30, 2009, the premium on cash purchases was 0.09% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. Effective June 30, 2009, the fee on cash redemptions was 1.00% of the amount redeemed.Effective September 14, 2009, the premium on cash purchases was 0.07% of the amount invested and the fee on cash redemptions was 0.08% of the amount redeemed. Effective December 14, 2009, the fee on cash redemptions was 0.07% of the amount redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known

32

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and/or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund's equity.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers,

33

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

custodians, escrow agents and issuers. A license may need to be maintained to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying Funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund or an underlying fund's investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund's securities or a counterparty of an underlying fund's repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the

34

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

real estate industry may cause the value of the underlying fund's investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund's loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

35

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $54,020 and $24,326, respectively. The compensation and expenses of the CCO are included in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.386%	0.062%	0.005%	0.453%

36

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $1,004,122,680 and $855,839,954, respectively. Cost of purchases and proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $7,497,961 and $1,953,650, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 15.29% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.1% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	42,511,488	$381,059,284	15,432,640	$163,016,462
Shares issued to shareholders in reinvestment of distributions	10,743,096	99,072,970	48,859,380	425,639,992
Shares repurchased	(53,683,925)	(485,595,289)	(26,134,315)	(266,635,487)
Purchase premiums	—	242,434	—	136,196
Redemption fees	—	1,202,241	—	1,070,368
Net increase (decrease)	(429,341)	$(4,018,360)	38,157,705	$323,227,531

37

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$409,903,662	$275,102,238	$224,199,390	$19,717,357	$—	$—	$414,351,557
GMO Asset Allocation Bond Fund Class VI	—	226,848,212	103,697,663	2,761,155	—	853,744	130,221,749
GMO Domestic Bond Fund, Class VI	204,811,016	613,454	762,954	4,177,423	71,468,411	11,765,598	153,529,995
GMO Emerging Country Debt Fund, Class IV	8,197,052	1,147,046	—	872,560	—	—	13,084,375
GMO Emerging Markets Fund, Class VI	149,513,226	33,808,996	72,524,975	4,670,504	—	—	245,086,938
GMO Flexible Equities Fund, Class VI	51,855,694	5,506,638	21,100,286	1,253,031	—	—	48,307,295
GMO Inflation Indexed Plus Bond Fund, Class VI	27,675,383	749,421	1,029,409	1,345,771	841,965	—	33,878,670
GMO International Core Equity Fund, Class VI	242,284,954	47,967,448	73,789,305	11,418,606	—	—	316,191,644
GMO International Growth Equity Fund, Class IV	85,167,566	60,794,272	54,863,826	5,418,000	—	—	137,124,023
GMO International Intrinsic Value Fund, Class IV	77,290,040	66,354,574	58,052,058	4,740,467	—	—	134,818,303
GMO International Small Companies Fund Class III	—	56,617,425	3,777,333	966,053	—	—	55,989,577
GMO Quality Fund, Class VI	637,315,620	217,571,020	147,824,316	18,438,926	—	—	963,211,867
GMO Short-Duration Investment Fund, Class III	2,571,600	10,680	9,590	37,067	—	—	2,903,113
GMO Special Situations Fund, Class VI	86,658,653	11,367,823	10,911,446	—	—	—	93,869,260
GMO Strategic Fixed Income Fund, Class VI	270,301,534	5,749,351	1,007,117	4,435,481	85,958,820	—	245,961,786

38

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO U.S. Core Equity Fund, Class VI	$34,489,170	$1,414,876	$46,714,284	$559,108	$—	$—	$—
GMO World Opportunity Overlay Fund	19,021,564	—	70,843	—	1,731,725	—	21,996,890
Totals	$2,307,056,734	$1,011,623,474	$820,334,795	$80,811,509	$160,000,921	$12,619,342	$3,010,527,042

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Balanced Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Asset Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

40

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,048.50	$2.34
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

41

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 34.45% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 16.27% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $10,336,698 or if determined to be different, the qualified interest income of such year.

42

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

43

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

44

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

45

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

46

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO Global Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Bond Fund returned +29.0% for the fiscal year ended February 28, 2010, as compared with +10.3% for the J.P. Morgan Global Government Bond Index. The Fund's investment exposures are achieved directly and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Emerging Country Debt Fund (ECDF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Short-Duration Collateral Fund (SDCF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 18.7%. Exposures to asset-backed securities in SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets interest-rate positioning, and developed markets currency selection.

Spread tightening in the asset-backed securities held in SDCF and Overlay Fund contributed more than 16.0% to the Fund's performance. Despite improved spreads, both SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, and Overlay Fund had 48, representing 16% and 15% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 70% of Overlay Fund's was rated AAA. More than 76% of each portfolio was rated single-A or better.

A small exposure to emerging country debt through investment in ECDF added value as spread tightening on the asset class contributed positively, as did positive contributions from both security and country selection within ECDF. Developed markets interest-rate positioning also contributed positively to performance as U.S. Treasury principal STRIPS outperformed zero-coupon LIBOR swaps during the year.

In developed markets, currency selection and losses from opportunistic positions more than offset gains provided by yen, euro, and sterling positions and an overweight position in low-delta, long-dated USD/JPY call options

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Bond Fund Class III Shares and the J.P. Morgan Global Government Bond Index As of February 28, 2010

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	28.99%	2.04%	6.08%

$21,000,000
$20,000,000
$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2/29/00
$10,000,000
$19,768,080
$18,052,340
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Global Bond Fund
J.P. Morgan Global Government Bond Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

GMO Global Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	97.5%
Short-Term Investments	7.3
Options Purchased	1.6
Futures	0.5
Loan Participations	0.3
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Forward Currency Contracts	(0.2)
Swaps	(0.5)
Written Options	(0.8)
Reverse Repurchase Agreements	(5.9)
Other	0.1
100.0%
Country / Region Summary**	% of Investments
Euro Region***	37.2%
United States	22.8
Japan	21.0
Canada	8.3
Emerging****	5.6
United Kingdom	5.6
Sweden	5.5
Australia	1.2
Switzerland	(7.2)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****  The "Emerging" exposure is associated with investments in GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey, and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of GMO Emerging Country Debt Fund.

1

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 19.7%
		Canada — 1.8%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	1,894,355
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,041,807
		Total Canada	3,936,162
		France — 3.2%
		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,769,444
		Germany — 0.7%
		Foreign Government Obligations
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,541,524
		Japan — 5.4%
		Foreign Government Obligations
JPY	1,000,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	11,675,728
		United Kingdom — 2.8%
		Foreign Government Obligations
GBP	4,000,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	5,904,023
		United States — 5.8%
		U.S. Government
USD	3,155,345	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a) (b)	3,267,262
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21 (c)	9,124,500
		Total United States	12,391,762
		TOTAL DEBT OBLIGATIONS (COST $42,736,671)	42,218,643

See accompanying notes to the financial statements.

2

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 83.3%
	United States — 83.3%
	Affiliated Issuers
1,127,829	GMO Emerging Country Debt Fund, Class III	9,552,710
7,873,226	GMO Short-Duration Collateral Fund	117,940,927
45,838	GMO Special Purpose Holding Fund (d)	25,211
141,040	GMO U.S. Treasury Fund	3,526,004
2,205,844	GMO World Opportunity Overlay Fund	46,984,479
	Total United States	178,029,331
	TOTAL MUTUAL FUNDS (COST $201,379,767)	178,029,331
	SHORT-TERM INVESTMENTS — 1.3%
	Money Market Funds — 0.7%
1,522,270	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	1,522,270
	Other Short-Term Investments — 0.6%
1,325,000	U.S. Treasury Bill, 0.25%, due 12/16/10 (a)(e)	1,322,331
	TOTAL SHORT-TERM INVESTMENTS (COST $2,842,883)	2,844,601
	TOTAL INVESTMENTS — 104.3% (Cost $246,959,321)	223,092,575
	Other Assets and Liabilities (net) — (4.3%)	(9,217,533)
	TOTAL NET ASSETS — 100.0%	$213,875,042

See accompanying notes to the financial statements.

3

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/16/10	AUD	8,100,000	$7,248,734	$(137,161)
3/23/10	CAD	600,000	570,215	3,032
4/20/10	CHF	2,000,000	1,862,342	(12,071)
4/27/10	EUR	41,100,000	55,959,668	(12,079)
4/27/10	EUR	800,000	1,089,239	(257)
3/30/10	GBP	5,200,000	7,927,417	(475,783)
3/09/10	JPY	6,164,000,000	69,381,258	538,757
3/02/10	NZD	4,200,000	2,932,650	(88,268)
			$146,971,523	$(183,830)
Sales #
3/16/10	AUD	3,600,000	$3,221,660	$(19,517)
3/23/10	CAD	2,900,000	2,756,037	(3,575)
3/30/10	GBP	3,200,000	4,878,411	223,813
3/09/10	JPY	1,900,000,000	21,386,176	(600,109)
3/02/10	NZD	4,200,000	2,932,649	35,570
			$35,174,933	$(363,818)

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/06/10	EUR	4,600,000	NOK	37,787,980	$121,163
4/13/10	EUR	1,800,000	SEK	17,964,304	68,973
					$190,136

See accompanying notes to the financial statements.

4

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
11	Australian Government Bond 3 Yr.	March 2010	$1,017,954	$9,758
6	Australian Government Bond 10 Yr.	March 2010	558,819	3,738
72	Canadian Government Bond 10 Yr.	June 2010	8,155,256	78,083
125	Euro BOBL	March 2010	20,137,105	352,287
162	Euro Bund	March 2010	27,452,094	348,343
11	Japanese Government Bond 10 Yr. (TSE)	March 2010	17,317,463	33,719
4	U.S. Treasury Bond 30 Yr. (CBT)	June 2010	470,750	9,544
79	U.S. Treasury Note 2 Yr. (CBT)	June 2010	17,177,562	34,325
120	U.S. Treasury Note 5 Yr. (CBT)	June 2010	13,912,500	135,578
30	U.S. Treasury Note 10 Yr. (CBT)	June 2010	3,524,531	24,754
9	UK Gilt Long Bond	June 2010	1,569,933	21,353
			$111,293,967	$1,051,482

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	8,831,250	Barclays Bank PLC, 0.22%, dated 02/04/10, to be repurchased on demand at face value plus accrued interest.	$(8,832,599)

Average balance outstanding	$(8,831,250)
Average interest rate	0.22%
Maximum balance outstanding	$(8,831,250)
Average shares outstanding	28,231,608
Average balance per share outstanding	$(0.31)
Days outstanding	25

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

See accompanying notes to the financial statements.

5

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche	(Pay)	1.70%	1.21%	Republic of	N/A		$(463,927)
			Bank AG				Italy
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.27%	Republic of Italy	15,000,000	USD	481,870
										$17,943
								Premiums to (Pay) Receive		$—

^  Receive - Fund receives premium and sells credit protection.

(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
27,300,000	SEK	9/15/2015	Barclays Bank PLC	Receive	3.25%	3 Month SEK STIBOR	$31,796
7,200,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	(40,885)
7,200,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	(40,886)
54,600,000	SEK	9/15/2015	JP Morgan Bank	Receive	3.25%	3 Month SEK STIBOR	63,592
3,600,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(20,443)
							$(6,826)
						Premiums to (Pay) Receive	$41,147

#  Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.

6

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc

SEK STIBOR - Singapore Interbank Offered Rate denominated in Swedish Krona

TSE - Tokyo Stock Exchange

(a)  All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 4).

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)  All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(d)  Underlying investment represents interests in defaulted claims.

(e)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

7

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $45,579,554) (Note 2)	$45,063,244
Investments in affiliated issuers, at value (cost $201,379,767) (Notes 2 and 10)	178,029,331
Cash	680,000
Dividends and interest receivable	318,517
Unrealized appreciation on open forward currency contracts (Note 4)	991,308
Receivable for variation margin on open futures contracts (Note 4)	171,433
Receivable for open swap contracts (Note 4)	577,258
Receivable for expenses reimbursed by Manager (Note 5)	15,093
Total assets	225,846,184
Liabilities:
Payable for investments purchased	1,000,393
Payable to affiliate for (Note 5):
Management fee	30,884
Shareholder service fee	24,382
Trustees and Chief Compliance Officer of GMO Trust fees	465
Payable to broker for closed futures contracts	67,292
Unrealized depreciation on open forward currency contracts (Note 4)	1,348,820
Payable for open swap contracts (Note 4)	566,141
Payable for reverse repurchase agreements (Note 2)	8,832,599
Accrued expenses	100,166
Total liabilities	11,971,142
Net assets	$213,875,042
Net assets consist of:
Paid-in capital	$268,182,447
Distributions in excess of net investment income	(6,234,096)
Accumulated net realized loss	(24,945,882)
Net unrealized depreciation	(23,127,427)
$213,875,042
Net assets attributable to:
Class III shares	$213,875,042
Shares outstanding:
Class III	28,231,608
Net asset value per share:
Class III	$7.58

See accompanying notes to the financial statements.

8

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$3,085,473
Interest	1,586,317
Dividends	2,063
Total investment income	4,673,853
Expenses:
Management fee (Note 5)	504,961
Shareholder service fee – Class III (Note 5)	398,653
Custodian, fund accounting agent and transfer agent fees	111,402
Audit and tax fees	71,766
Legal fees	16,982
Trustees fees and related expenses (Note 5)	6,649
Registration fees	5,692
Interest expense (Note 2)	1,349
Miscellaneous	8,444
Total expenses	1,125,898
Fees and expenses reimbursed by Manager (Note 5)	(49,303)
Expense reductions (Note 2)	(22)
Indirectly incurred fees waived or borne by Manager (Note 3)	(40,965)
Shareholder service fee waived (Note 5)	(15,023)
Net expenses	1,020,585
Net investment income (loss)	3,653,268
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(551,027)
Investments in affiliated issuers	(6,570,758)
Realized gains distributions from affiliated issuers (Note 10)	723
Closed futures contracts	1,056,517
Closed swap contracts	(97,200)
Foreign currency, forward contracts and foreign currency related transactions	4,013,856
Net realized gain (loss)	(2,147,889)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,334,410
Investments in affiliated issuers	53,382,332
Open futures contracts	1,082,533
Open swap contracts	82,769
Foreign currency, forward contracts and foreign currency related transactions	8,870,290
Net unrealized gain (loss)	66,752,334
Net realized and unrealized gain (loss)	64,604,445
Net increase (decrease) in net assets resulting from operations	$68,257,713

See accompanying notes to the financial statements.

9

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,653,268	$10,078,365
Net realized gain (loss)	(2,147,889)	3,335,224
Change in net unrealized appreciation (depreciation)	66,752,334	(90,848,938)
Net increase (decrease) in net assets from operations	68,257,713	(77,435,349)
Distributions to shareholders from:
Net investment income
Class III	(20,301,309)	(19,772,881)
	(20,301,309)	(19,772,881)
Net share transactions (Note 9):
Class III	(96,209,181)	20,286,078
Redemption fees (Notes 2 and 9):
Class III	421,557	13,923
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(95,787,624)	20,300,001
Total increase (decrease) in net assets	(47,831,220)	(76,908,229)
Net assets:
Beginning of period	261,706,262	338,614,491
End of period (including distributions in excess of net investment income of $6,234,096 and $406,766, respectively)	$213,875,042	$261,706,262

See accompanying notes to the financial statements.

10

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.33		$8.70		$8.92		$8.53	$9.11
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10		0.25		0.42		0.38	0.18
Net realized and unrealized gain (loss)	1.66		(2.11)		0.11		0.38	(0.57)
Total from investment operations	1.76		(1.86)		0.53		0.76	(0.39)
Less distributions to shareholders:
From net investment income	(0.51)		(0.51)		(0.75)		(0.37)	(0.19)
Total distributions	(0.51)		(0.51)		(0.75)		(0.37)	(0.19)
Net asset value, end of period	$7.58		$6.33		$8.70		$8.92	$8.53
Total Return(b)	28.99%		(22.77)%		6.50%		8.99%	(4.33)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$213,875		$261,706		$338,614		$185,321	$168,324
Net operating expenses to average daily net assets(c)	0.38	%(d)	0.39	%(d)	0.38	%(d)	0.39%	0.37%
Interest expense to average daily net assets(e)	0.00	%(f)	—		—		—	—
Total net expenses to average daily net assets(c)	0.38	%(d)	0.39	%(d)	0.38	%(d)	0.39%	0.37%
Net investment income (loss) to average daily net assets(a)	1.37%		3.24%		4.86%		4.33%	2.12%
Portfolio turnover rate	31%		35%		20%		22%	20%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.03%		0.03%		0.06%	0.07%
Redemption fees consisted of the following per share amounts:†	$0.01		$0.00	(g)	—		—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(f)  Interest expense was less than 0.01% to average daily net assets.

(g)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

11

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Global Government Bond Index. The Fund typically seems to have economic exposure similar to that of its benchmark. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other series of the Trust and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other series of the Trust. As a result, the Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests (directly or indirectly through investment in other series of the Trust) at least 80% of its assets in bonds. For these purposes, the term "bonds" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. To implement its investment strategies, the Fund may invest in or hold: investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); shares of SDCF (to gain exposure to asset-backed securities); shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund's emerging country debt investments. The Fund also may invest in unaffiliated money market funds.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 28, 2010, shares of SDCF, GMO Special Purpose Holding Fund ("SPHF") and Overlay Fund were not publicly available for direct purchase.

12

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.12% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total

13

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

value of securities held directly and indirectly for which no alternative pricing source was available represented 12.56% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$12,391,762	$—	$12,391,762
Foreign Government Obligations	—	29,826,881	—	29,826,881
TOTAL DEBT OBLIGATIONS	—	42,218,643	—	42,218,643
Mutual Funds	178,004,120	25,211	—	178,029,331
Short-Term Investments	2,844,601	—	—	2,844,601
Total Investments	180,848,721	42,243,854	—	223,092,575
Derivatives
Swap Agreements	—	95,388	481,870	577,258
Futures Contracts	1,051,482	—	—	1,051,482
Forward Currency Contracts	—	991,308	—	991,308
Total	$181,900,203	$43,330,550	$481,870	$225,712,623

14

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(102,214)	$(463,927)	$(566,141)
Forward Currency Contracts	—	(1,348,820)	—	(1,348,820)
Total	$—	$(1,451,034)	$(463,927)	$(1,914,961)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 47.12% and (0.06)% of total net assets, respectively.

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Mutual Fund	$33,462	$—	$—	$—	$(8,251)	$(25,211)	$—
Swap Agreements	(30,505)	97,200	—	(97,200)	48,448	—	17,943
Total	$2,957	$97,200	$—	$(97,200)	$40,197	$(25,211)	$17,943

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

15

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. As of February 28, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $8,832,599, collateralized by securities with a market value, plus accrued interest, of $9,124,500. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can

16

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, partnership interest tax allocations, post-October capital losses and losses on wash sale transactions.

17

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$20,301,309	$19,772,881
Total distributions	$20,301,309	$19,772,881

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attribuutes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$5,771,604
Other Tax Attributes:
Capital loss carryforwards	$(26,629,412)
Post-October capital loss deferral	$(3,596,491)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(7,601,799)
2/28/2014	(7,575,780)
2/28/2015	(269,796)
2/28/2017	(4,412,277)
2/28/2018	(6,769,760)
Total	$(26,629,412)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$253,837,637	$401,258	$(31,146,320)	$(30,745,062)

18

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14,

19

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

20

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Focused Investment Risk (increased risk from the Fund's to focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

21

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates,

22

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

23

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The

24

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to adjust exposure to currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

25

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset

26

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the

27

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$1,051,482	$—	$—	$—	$—	$1,051,482
Unrealized appreciation on forward currency contracts	—	991,308	—	—	—	991,308
Unrealized appreciation on swap agreements	95,388	—	481,870	—	—	577,258
Total	$1,146,870	$991,308	$481,870	$—	$—	$2,620,048
Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,348,820)	$—	$—	$—	$(1,348,820)
Unrealized depreciation on swap agreements	(102,214)	—	(463,927)	—	—	(566,141)
Total	$(102,214)	$(1,348,820)	$(463,927)	$—	$—	$(1,914,961)

28

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$1,056,517	$—	$—	$—	$—	$1,056,517
Forward currency contracts	—	4,031,064	—	—	—	4,031,064
Swap contracts	—	—	(97,200)	—	—	(97,200)
Total	$1,056,517	$4,031,064	$(97,200)	$—	$—	$4,990,381
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,082,533	$—	$—	$—	$—	$1,082,533
Forward currency contracts	—	8,843,281	—	—	—	8,843,281
Swap contracts	34,321	—	48,448	—	—	82,769
Total	$1,116,854	$8,843,281	$48,448	$—	$—	$10,008,583

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*   The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts), and notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$188,279,155	$161,636,234	$38,172,529

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's

29

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $6,649 and $2,290, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.023%	0.006%	0.018%	0.047%

30

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$3,273,350	$7,331,665
Investments (non-U.S. Government securities)	77,094,076	104,944,924

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 68.88% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.03% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 48.12% of the Fund's shares were held by accounts for which the Manager had investment discretion.

31

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,294,349	$9,676,543	1,411,603	$12,089,225
Shares issued to shareholders in reinvestment of distributions	287,450	2,026,517	2,363,492	19,546,079
Shares repurchased	(14,686,486)	(107,912,241)	(1,373,474)	(11,349,226)
Redemption fees	—	421,557	—	13,923
Net increase (decrease)	(13,104,687)	$(95,787,624)	2,401,621	$20,300,001

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$7,736,793	$802,315	$2,500,000	$802,315	$—	$—	$9,552,710
GMO Short-Duration Collateral Fund	159,431,112	—	22,000,000	2,261,063	51,065,864	—	117,940,927
GMO Special Purpose Holding Fund	33,462	—	—	—	—	—	25,211
GMO U.S. Treasury Fund	—	63,222,818	59,700,000	22,095	—	723	3,526,004
GMO World Opportunity Overlay Fund	46,286,913	6,200,000	13,000,000	—	4,229,796	—	46,984,479
Totals	$213,488,280	$70,225,133	$97,200,000	$3,085,473	$55,295,660	$723	$178,029,331

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

33

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,078.30	$2.22
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Global Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its year ended February 28, 2010, $2,318,409 or if determined to be different, the qualified interest income of such year.

35

GMO Global Bond Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Class	Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains From Sale of Securities & Other Property ^	Net Long-Term Capital Gains From Sale of Securities & Other Property ^	Distribution from Return of Capital
III	May 5, 2009	May 6, 2009	May 7, 2009	$0.07297941	$0.00000000	$0.00000000	$0.00000000
III	June 1, 2009	June 2, 2009	June 3, 2009	$0.10069301	$0.00000000	$0.00000000	$0.00000000
III	July 6, 2009	July 7, 2009	July 8, 2009	$0.09444269	$0.00000000	$0.00000000	$0.00000000
III	July 31, 2009	August 3, 2009	August 4, 2009	$0.09388167	$0.00000000	$0.00000000	$0.00000000
III	September 2, 2009	September 3, 2009	September 4, 2009	$0.11202372	$0.00000000	$0.00000000	$0.00000000
III	December 17, 2009	December 18, 2009	December 21, 2009	$0.04130000	$0.00000000	$0.00000000	$0.00000000

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

36

GMO Global Bond Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

37

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

38

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

39

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +43.7% for the fiscal year ended February 28, 2010, as compared with +58.1% for the Fund's benchmark, the MSCI ACWI (All Country World Index) Index. During the fiscal year, the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO Trust mutual funds.

Underlying fund implementation was negative, detracting approximately 15.1% from relative performance. GMO Quality Fund, GMO International Intrinsic Value Fund, and GMO International Core Equity Fund were the primary drivers of the underperformance during the period.

Asset allocation added 0.7% to relative performance. The Fund's weighting in emerging equities added modestly to performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI As of February 28, 2010

$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
43.41%
2.20%
6.18%
2/29/00
$9,989,000
$18,223,130
$10,682,840
$10,081,260
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Global Equity Allocation Fund
MSCI ACWI
MSCI ACWI +*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .11% on the purchase and .11% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The MSCI ACWI + represents 75% S&P 500 Index and 25% MSCI ACWI prior to May 30, 2008 and MSCI ACWI thereafter.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.4%
Short-Term Investments	3.2
Preferred Stocks	1.5
Cash and Cash Equivalents	1.2
Debt Obligations	0.1
Options Purchased	0.0
Investment Funds	0.0
Convertible Securities	0.0
Rights and Warrants	0.0
Private Equity Securities	0.0
Written Options	(0.0)
Forward Currency Contracts	(0.1)
Swaps	(0.4)
Futures	(0.9)
Other	2.0
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Country/Region Summary**	% of Investments
United States	40.7%
Euro Region***	12.9
Japan	12.2
United Kingdom	9.7
Switzerland	4.8
Brazil	2.5
South Korea	2.4
Russia	2.2
Sweden	1.8
Australia	1.5
Singapore	1.3
Taiwan	1.3
China	1.2
Turkey	1.0
Hong Kong	0.7
Thailand	0.7
India	0.6
Canada	0.4
Norway	0.4
Denmark	0.3
Egypt	0.2
Hungary	0.2
Indonesia	0.2
Mexico	0.2
Poland	0.2
South Africa	0.2
Czech Republic	0.1
New Zealand	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.
***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

2

GMO Global Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%
	Mutual Funds — 100.0%
2,086,027	GMO Alpha Only Fund, Class IV	10,242,390
7,888,457	GMO Emerging Markets Fund, Class VI	91,427,217
756,932	GMO Flexible Equities Fund, Class VI	14,048,654
4,872,561	GMO International Core Equity Fund, Class VI	124,737,553
3,324,369	GMO International Growth Equity Fund, Class IV	65,456,833
3,315,239	GMO International Intrinsic Value Fund, Class IV	64,812,931
1,839,038	GMO International Small Companies Fund, Class III	12,192,825
14,989,536	GMO Quality Fund, Class VI	284,801,188
16,978	GMO Short-Duration Investment Fund, Class III	137,011
3,511,551	GMO U.S. Core Equity Fund, Class VI	37,011,744
1,157	GMO U.S. Growth Fund, Class III	16,902
		704,885,248
	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)	32
	TOTAL AFFILIATED ISSUERS (COST $622,769,236)	704,885,280
	SHORT-TERM INVESTMENTS — 0.0%
26,788	State Street Eurodollar Time Deposit, 0.01%, due 03/01/10	26,788
	TOTAL SHORT-TERM INVESTMENTS (COST $26,788)	26,788
	TOTAL INVESTMENTS — 100.0% (Cost $622,796,024)	704,912,068
	Other Assets and Liabilities (net) — (0.0%)	(46,474)
	TOTAL NET ASSETS — 100.0%	$704,865,594

Notes to Schedule of Investments:

(a)  Underlying investment represents interests in defaulted claims.

See accompanying notes to the financial statements.

3

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $26,788) (Note 2)	$26,788
Investments in affiliated issuers, at value (cost $622,769,236) (Notes 2 and 10)	704,885,280
Receivable for investments sold	490,400
Receivable for expenses reimbursed by Manager (Note 5)	16,548
Total assets	705,419,016
Liabilities:
Payable for Fund shares repurchased	490,400
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	1,431
Accrued expenses	61,591
Total liabilities	553,422
Net assets	$704,865,594
Net assets consist of:
Paid-in capital	$780,189,008
Accumulated undistributed net investment income	1,836,437
Accumulated net realized loss	(159,275,895)
Net unrealized appreciation	82,116,044
$704,865,594
Net assets attributable to:
Class III shares	$704,865,594
Shares outstanding:
Class III	95,294,943
Net asset value per share:
Class III	$7.40

See accompanying notes to the financial statements.

4

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$16,071,228
Interest	130
Total investment income	16,071,358
Expenses:
Custodian, fund accounting agent and transfer agent fees	50,112
Audit and tax fees	35,725
Legal fees	29,279
Registration fees	10,543
Trustees fees and related expenses (Note 5)	10,420
Miscellaneous	10,365
Total expenses	146,444
Fees and expenses reimbursed by Manager (Note 5)	(131,391)
Expense reductions (Note 2)	(2,650)
Net expenses	12,403
Net investment income (loss)	16,058,955
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(139,014,177)
Net realized gain (loss)	(139,014,177)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	282,127,540
Net realized and unrealized gain (loss)	143,113,363
Net increase (decrease) in net assets resulting from operations	$159,172,318

See accompanying notes to the financial statements.

5

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,058,955	$14,470,249
Net realized gain (loss)	(139,014,177)	(7,893,357)
Change in net unrealized appreciation (depreciation)	282,127,540	(182,023,986)
Net increase (decrease) in net assets from operations	159,172,318	(175,447,094)
Distributions to shareholders from:
Net investment income
Class III	(14,212,365)	(15,018,150)
Net realized gains
Class III	(3,648,757)	(35,633,100)
	(17,861,122)	(50,651,250)
Net share transactions (Note 9):
Class III	131,749,573	300,532,912
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	526,638	319,677
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	132,276,211	300,852,589
Total increase (decrease) in net assets	273,587,407	74,754,245
Net assets:
Beginning of period	431,278,187	356,523,942
End of period (including accumulated undistributed net investment income of $1,836,437 and $0, respectively)	$704,865,594	$431,278,187

See accompanying notes to the financial statements.

6

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$5.29		$10.25		$11.96		$11.89	$11.63
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.20		0.34		0.20		0.23	0.23
Net realized and unrealized gain (loss)	2.11		(4.01)		0.09	(b)	1.08	1.32
Total from investment operations	2.31		(3.67)		0.29		1.31	1.55
Less distributions to shareholders:
From net investment income	(0.15)		(0.31)		(0.49)		(0.38)	(0.34)
From net realized gains	(0.05)		(0.98)		(1.51)		(0.86)	(0.95)
Total distributions	(0.20)		(1.29)		(2.00)		(1.24)	(1.29)
Net asset value, end of period	$7.40		$5.29		$10.25		$11.96	$11.89
Total Return(c)	43.73%		(39.44)%		1.01%		11.56%	13.91%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$704,866		$431,278		$356,524		$354,236	$326,032
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.78%		4.27%		1.63%		1.90%	1.99%
Portfolio turnover rate	34%		52%		30%		15%	20%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.02%		0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01		$0.00	(g)	$0.00 (g)	$0.00 (g)

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions (Note 2).

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Global Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI ACWI (All Country World Index) Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds and the GMO U.S. Equity Funds. The Fund may also invest in shares of other series of the Trust, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). Although the Fund's primary exposure is to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

8

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.80% of net assets. Those underlying funds classify such securities (as defined below) as level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 51.24% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

9

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$704,885,248	$—	$—	$704,885,248
Private Investment Fund	—	32	—	32
Short-Term Investments	26,788	—	—	26,788
Total	$704,912,036	$32	$—	$704,912,068

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's indirect investments in securities using Level 3 inputs were 0.80% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Private Investment Fund	$49	$—	$—	$—	$(17)	$(32)	$—
Total	$49	$—	$—	$—	$(17)	$(32)	$—

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are

10

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, post-October capital losses and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$14,222,518	$15,011,630
Net long-term capital gain	3,638,604	35,639,620
Total distributions	$17,861,122	$50,651,250

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$1,836,437
Other Tax Attributes:
Capital loss carryforwards	$(12,045,252)
Post-October capital loss deferral	$(4,714,325)

11

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(12,045,252)
Total	$(12,045,252)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$765,312,344	$—	$(60,400,276)	$(60,400,276)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative

12

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to September 14, 2009, the premium on cash purchases and the fee on cash redemptions were each 0.12% of the amount invested or redeemed. Effective September 14, 2009, the premium on cash purchases and the fee on cash redemptions were each 0.11% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and/or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's

13

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's and the underlying funds' investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. An underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives

14

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund's investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund's securities or a counterparty of an underlying fund's repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate related investments that factors affecting the real estate industry may cause the value of the underlying fund's investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund's loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

15

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent that the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $10,420 and $4,628, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.450%	0.064%	0.000%	0.514%

16

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $328,760,494 and $198,277,702, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 21.99% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	46,544,896	$312,606,188	43,957,397	$281,047,058
Shares issued to shareholders in reinvestment of distributions	1,696,262	12,485,743	5,687,137	43,314,729
Shares repurchased	(34,398,417)	(193,342,358)	(2,975,721)	(23,828,875)
Purchase premiums	—	336,280	—	310,403
Redemption fees	—	190,358	—	9,274
Net increase (decrease)	13,842,741	$132,276,211	46,668,813	$300,852,589

17

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$15,228,232	$4,436,374	$8,070,548	$436,505	$—	$10,242,390
GMO Emerging Markets Fund, Class VI	39,020,469	40,769,843	18,079,079	1,596,106	—	91,427,217
GMO Flexible Equities Fund, Class VI	8,309,024	6,742,572	2,428,979	361,794	—	14,048,654
GMO International Core Equity Fund, Class VI	90,834,974	57,317,094	48,313,224	4,240,553	—	124,737,553
GMO International Growth Equity Fund, Class IV	37,592,210	34,791,274	19,931,516	2,210,563	—	65,456,833
GMO International Intrinsic Value Fund, Class IV	32,338,156	36,270,396	16,186,115	2,030,807	—	64,812,931
GMO International Small Companies Fund, Class III	—	11,761,282	17,688	204,636	—	12,192,825
GMO Quality Fund, Class VI	178,925,759	125,599,573	73,518,669	4,370,816	—	284,801,188
GMO Short-Duration Investment Fund, Class III	119,922	1,737	183	1,737	—	137,011
GMO SPV I, LLC	49	—	—	—	—	32
GMO U.S. Core Equity Fund, Class VI	28,906,379	11,067,672	11,727,875	617,475	—	37,011,744
GMO U.S. Growth Fund, Class III	13,953	2,677	3,826	236	—	16,902
Totals	$431,289,127	$328,760,494	$198,277,702	$16,071,228	$—	$704,885,280

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

19

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.52%	$1,000.00	$1,047.80	$2.64
2) Hypothetical	0.52%	$1,000.00	$1,022.22	$2.61

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund's distributions to shareholders include $3,638,604 from long-term capital gains.

For taxable, non-corporate shareholders, 90.22% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 34.68% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

21

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

22

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

23

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

24

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Asset Allocation Bond Fund* returned +7.7% from its inception on March 18, 2009 through fiscal year-end on February 28, 2010, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index during the same period.

The Fund outperformed the benchmark during the period by 7.6%. Outperformance came from security selection in Treasury TIPS and STRIPS.

*  GMO Asset Allocation Bond Fund performance information represents Class VI performance from March 18, 2009 to March 27, 2009 and Class III performance thereafter.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*  Class III performance information represents Class VI performance from March 18, 2009 to March 27, 2009 and Class III performance thereafter.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	104.9%
Short-Term Investments	1.1
Options Purchased	0.6
Swaps	0.2
Futures	0.0
Written Options	(0.4)
Reverse Repurchase Agreements	(7.0)
Other	0.6
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($) / Shares / Contracts	Description	Value ($)
	DEBT OBLIGATIONS — 104.9%
	U.S. Government — 104.9%
138,508,485	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a) (b) (c)	143,421,242
340,436,110	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15 (a)	357,218,589
291,820,250	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17 (a)	316,784,597
57,335,160	U.S. Treasury Inflation Indexed Bond, 2.13%, due 01/15/19 (a)	60,927,552
60,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21 (c)	36,498,000
50,000,000	U.S. Treasury Strip Coupon, due 08/15/22 (c)	29,012,500
	Total U.S. Government	943,862,480
	TOTAL DEBT OBLIGATIONS (COST $922,609,672)	943,862,480
	MUTUAL FUNDS — 1.0%
	Affiliated Issuers — 1.0%
375,849	GMO U.S. Treasury Fund	9,396,214
	TOTAL MUTUAL FUNDS (COST $9,398,978)	9,396,214
	OPTIONS PURCHASED — 0.6%
	Options on Futures — 0.6%
3,000	U.S. Treasury Notes 10 Yrs Futures Put, Expires 03/26/10, Strike 115.50	515,625
3,000	U.S. Treasury Notes 10 Yrs Futures Put, Expires 03/26/10, Strike 113.50	93,750
1,000	Euro Dollar Futures Option Call, Expires 03/12/10, Strike 98.50	887,500
1,000	Euro Dollar Futures Option Call, Expires 03/12/10, Strike 99.00	50,000
4,000	Euro Dollar Futures Option Call, Expires 04/16/10, Strike 98.75	325,000
4,000	Euro Dollar Futures Option Call, Expires 04/16/10, Strike 98.25	3,050,000
	Total Options on Futures	4,921,875
	TOTAL OPTIONS PURCHASED (COST $5,053,890)	4,921,875

See accompanying notes to the financial statements.

2

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
345,607	State Street Institutional U.S. Government Money Market Fund-Institutional Class	345,607
	TOTAL SHORT-TERM INVESTMENTS (COST $345,607)	345,607
	TOTAL INVESTMENTS — 106.5% (Cost $937,408,147)	958,526,176
	Other Assets and Liabilities (net) — (6.5%)	(58,538,072)
	TOTAL NET ASSETS — 100.0%	$899,988,104

See accompanying notes to the financial statements.

3

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	11,809,000	Goldman Sachs, 0.17%, dated 02/12/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 3/18/10.	$(11,809,725)
USD	28,062,500	Barclays Bank PLC, 0.25%, dated 02/26/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 4/15/10.	(28,067,840)
USD	23,550,000	Barclays Bank PLC, 0.25%, dated 02/26/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 4/15/10.	(23,554,471)
			$(63,432,036)

Average balance outstanding	$(57,667,612)
Average interest rate	(0.38)%
Maximum balance outstanding	$(68,305,000)
Average shares outstanding	26,995,728
Average balance per share outstanding	$(2.14)
Days outstanding	313

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
400	Euro Dollar 90 Day	March 2011	$98,850,000	$224,872

See accompanying notes to the financial statements.

4

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Written Options

A summary of open written option contracts for the Fund at February 28, 2010 is as follows:

	Contracts	Expiration Date		Description	Premiums	Market Value
Call	2,000	3/12/2010	USD	Euro Dollar Future Option Call,
				Strike 98.75	$(246,000)	$(700,000)
Call	8,000	4/16/2010	USD	Euro Dollar Future Option Call, Strike 98.50	(1,584,000)	(2,750,000)
Put	6,000	3/26/2010	USD	U.S Treasury Notes 10 Yrs. Future, Strike 114.50	(2,050,500)	(468,750)
					$(3,880,500)	$(3,918,750)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
36,400,000	USD	5/29/2014	Citigroup	(Pay)	2.80%	3 month LIBOR	$(813,127)
20,000,000	USD	5/29/2019	Citigroup	Receive	3.74%	3 month LIBOR	281,921
24,000,000	USD	1/7/2020	JP Morgan Chase Bank	Receive	3.89%	3 month LIBOR	494,840
40,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	1,550,324
20,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	448,682
50,000,000	USD	8/15/2022	Barclays Bank PLC	(Pay)	0.00%	3 month LIBOR	552,245
12,200,000	USD	1/7/2040	JP Morgan Chase Bank	(Pay)	4.49%	3 month LIBOR	(221,774)
							$2,293,111

#  Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 4).

(c)  All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $928,009,169) (Note 2)	$949,129,962
Investments in affiliated issuers, at value (cost $9,398,978) (Notes 2 and 10)	9,396,214
Receivable for investments sold	51,612,500
Receivable for Fund shares sold	26,553,495
Dividends and interest receivable	2,939,259
Receivable for variation margin on open futures contracts (Note 4)	15,000
Receivable for open swap contracts (Note 4)	3,328,012
Receivable for expenses reimbursed by Manager (Note 5)	56,224
Total assets	1,043,030,666
Liabilities:
Payable for investments purchased	74,309,894
Payable to affiliate for (Note 5):
Management fee	166,215
Shareholder service fee	39,487
Trustees and Chief Compliance Officer of GMO Trust fees	1,458
Interest payable for open swap contracts	16,394
Payable for open swap contracts (Note 4)	1,034,901
Payable for reverse repurchase agreements (Note 2)	63,432,036
Written options outstanding, at value (premiums $3,880,500) (Note 4)	3,918,750
Accrued expenses	123,427
Total liabilities	143,042,562
Net assets	$899,988,104
Net assets consist of:
Paid-in capital	$872,255,864
Accumulated undistributed net investment income	167,300
Accumulated net realized gain	3,967,178
Net unrealized appreciation	23,597,762
$899,988,104
Net assets attributable to:
Class III shares	$40,225,260
Class VI shares	$859,762,844
Shares outstanding:
Class III	1,539,237
Class VI	32,907,113
Net asset value per share:
Class III	$26.13
Class VI	$26.13

See accompanying notes to the financial statements.

7

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Statement of Operations — Period from March 18, 2009
(commencement of operations) through February 28, 2010

Investment Income:
Interest	$22,141,423
Dividends from affiliated issuers (Note 10)	22,481
Dividends	1,279
Total investment income	22,165,183
Expenses:
Management fee (Note 5)	1,527,538
Shareholder service fee – Class III (Note 5)	61,325
Shareholder service fee – Class VI (Note 5)	313,573
Interest expense (Note 2)	186,348
Custodian, fund accounting agent and transfer agent fees	84,926
Audit and tax fees	75,698
Legal fees	55,860
Registration fees	18,627
Trustees fees and related expenses (Note 5)	14,259
Miscellaneous	17,292
Total expenses	2,355,446
Fees and expenses reimbursed by Manager (Note 5)	(248,713)
Expense reductions (Note 2)	(566)
Net expenses	2,106,167
Net investment income (loss)	20,059,016
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,606,590)
Investments in affiliated issuers	(13,588)
Realized gains distributions from affiliated issuers (Note 10)	7,268
Closed futures contracts	4,088,132
Closed swap contracts	379,607
Written options	5,453,477
Net realized gain (loss)	8,308,306
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	21,120,793
Investments in affiliated issuers	(2,764)
Open futures contracts	224,872
Written options	(38,250)
Open swap contracts	2,293,111
Net unrealized gain (loss)	23,597,762
Net realized and unrealized gain (loss)	31,906,068
Net increase (decrease) in net assets resulting from operations	$51,965,084

See accompanying notes to the financial statements.

8

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from March 18, 2009 (commencement of operations) through February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$20,059,016
Net realized gain (loss)	8,308,306
Change in net unrealized appreciation (depreciation)	23,597,762
Net increase (decrease) in net assets from operations	51,965,084
Distributions to shareholders from:
Net investment income
Class III	(804,821)
Class VI	(17,695,337)
Total distributions from net investment income	(18,500,158)
Net realized gains
Class III	(261,324)
Class VI	(5,471,362)
Total distributions from net realized gains	(5,732,686)
(24,232,844)
Net share transactions (Note 9):
Class III	38,394,972
Class VI	833,860,892
Increase (decrease) in net assets resulting from net share transactions	872,255,864
Total increase (decrease) in net assets	899,988,104
Net assets:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $167,300)	$899,988,104

See accompanying notes to the financial statements.

9

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from March 27, 2009 (commencement of operations) through February 28, 2010
Net asset value, beginning of period	$25.15
Income (loss) from investment operations:
Net investment income (loss)†	0.92
Net realized and unrealized gain (loss)	0.85
Total from investment operations	1.77
Less distributions to shareholders:
From net investment income	(0.60)
From net realized gains	(0.19)
Total distributions	(0.79)
Net asset value, end of period	$26.13
Total Return(a)	7.07	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$40,225
Net operating expenses to average daily net assets	0.40	%(b)*
Interest expense to average daily net assets(c)	0.03	%*
Total net expenses to average daily net assets	0.43	%(b)*
Net investment income (loss) to average daily net assets	3.86	%*
Portfolio turnover rate	116	%(d)**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(d)  Calculation represents portfolio turnover of the Fund for the period from March 18, 2009 (commencement of operations) through February 28, 2010.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

10

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from March 18, 2009 (commencement of operations) through February 28, 2010
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)†	0.80
Net realized and unrealized gain (loss)	1.15
Total from investment operations	1.95
Less distributions to shareholders:
From net investment income	(0.63)
From net realized gains	(0.19)
Total distributions	(0.82)
Net asset value, end of period	$26.13
Total Return(a)	7.83	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$859,763
Net operating expenses to average daily net assets	0.31	%(b)*
Interest expense to average daily net assets(c)	0.03	%*
Total net expenses to average daily net assets	0.34	%(b)*
Net investment income (loss) to average daily net assets	3.24	%*
Portfolio turnover rate	116	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

11

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Asset Allocation Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the Citigroup 3 Month Treasury Bill Index. The Fund may invest (directly and indirectly) in bonds of any kind. Under normal circumstances, the Fund invests (including through investment in other series of the Trust) at least 80% of its assets in bonds. For these purposes, the term "bonds" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds that the Fund may invest in include, but are not limited to: investment grade bonds denominated in various currencies, including securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities; below investment grade bonds (also known as "junk bonds"); inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds (also known as "junk bonds")); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund may also use futures contracts, currency options, currency forwards, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, reverse repurchase agreements, and other types of derivatives. The Fund may gain exposure to the investments described above through investments in shares of other series of the Trust, including GMO U.S. Treasury Fund ("underlying funds"). The Fund may invest up to 100% of its assets in below investment grade bonds (also known as "junk bonds"). The Fund may also hold securities that are downgraded to below investment grade status after the time of purchase by the Fund. The Fund may also invest in unaffiliated money market funds.

12

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO's website at www.gmo.com.

For the period ending February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or

13

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$943,862,480	$—	$943,862,480
TOTAL DEBT OBLIGATIONS	—	943,862,480	—	943,862,480
Mutual Funds	9,396,214	—	—	9,396,214
Options Purchased	4,921,875	—	—	4,921,875
Short-Term Investments	345,607	—	—	345,607
Total Investments	14,663,696	943,862,480	—	958,526,176
Derivatives
Swap Agreements	—	3,328,012	—	3,328,012
Futures Contracts	224,872	—	—	224,872
Total	$14,888,568	$947,190,492	$—	$962,079,060

14

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Written Options	$(3,918,750)	$—	$—	$(3,918,750)
Swap Agreements	—	(1,034,901)	—	(1,034,901)
Total	$(3,918,750)	$(1,034,901)	$—	$(4,953,651)

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either February 28, 2010 or March 18, 2009 (commencement of operations), whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller

15

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. As of February 28, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $63,432,036, collateralized by securities with a market value, plus accrued interest, of $65,510,500. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

16

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

2/28/2010
Ordinary income (including any net short-term capital gain)	$22,270,808
Net long-term capital gain	1,962,036
Total distributions	$24,232,844

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

17

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,563,486
Undistributed net long-term capital gain	$833,525

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$938,225,419	$23,933,119	$(3,632,362)	$20,300,757

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

18

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying fund (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk may be particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds ("junk bonds"). Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer's weakened capacity to make principal and interest payments than is the case with investment grade bonds. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

19

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Leveraging Risk — The Fund's use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions. Leverage increases the Fund's portfolio losses when the value of its investment positions decline.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund's foreign investments, with the Fund's investments in emerging countries subject to this risk to a greater extent), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies), Liquidity Risk (difficulty in selling Fund investments), Focused Investment Risk (increased risk from the Fund's focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of

20

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for

21

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.

22

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended February 28, 2010, the Fund used futures contracts to manage exposure of the portfolio to various fixed income markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended February 28, 2010, the Fund used purchased option contracts to manage exposure of the portfolio to various fixed income markets. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

23

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended February 28, 2010, the Fund used written option contracts to manage exposure of the portfolio to various fixed income markets. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the period ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$—	—	$—
Options written	(25,000,000)	(18,900)	(4,811,338)	(400,000,000)	(29,200)	(11,404,809)
Options bought back	—	2,600	766,688	325,000,000	14,180	6,115,482
Options expired	25,000,000	10,300	1,994,150	75,000,000	5,020	3,459,327
Options sold	—	—	—	—	—	—
Outstanding, end of period	$—	(6,000)	$(2,050,500)	$—	(10,000)	$(1,830,000)

24

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying

25

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended February 28, 2010, the Fund used swap agreements to manage exposure of the portfolio to various fixed income markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

26

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$4,921,875	$—	$—	$—	$—	$4,921,875
Unrealized appreciation on futures contracts*	224,872	—	—	—	—	224,872
Unrealized appreciation on swap agreements	3,328,012	—	—	—	—	3,328,012
Total	$8,474,759	$—	$—	$—	$—	$8,474,759
Liabilities:
Written options outstanding	$(3,918,750)	$—	$—	$—	$—	$(3,918,750)
Unrealized depreciation on swap agreements	(1,034,901)	—	—	—	—	(1,034,901)
Total	$(4,953,651)	$—	$—	$—	$—	$(4,953,651)

27

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options)	$(4,493,657)	$—	$—	$—	$—	$(4,493,657)
Written options	5,453,477	—	—	—	—	5,453,477
Futures contracts	4,088,132	—	—	—	—	4,088,132
Swap contracts	379,607	—	—	—	—	379,607
Total	$5,427,559	$—	$—	$—	$—	$5,427,559
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$(132,015)	$—	$—	$—	$—	$(132,015)
Written options	(38,250)	—	—	—	—	(38,250)
Futures contracts	224,872	—	—	—	—	224,872
Swap contracts	2,293,111	—	—	—	—	2,293,111
Total	$2,347,718	$—	$—	$—	$—	$2,347,718

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts, options contracts) and notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended February 28, 2010:

	Futures Contracts	Swap Agreements	Options
Average amount outstanding	$130,550,683	$298,053,846	$306,484,615

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the

28

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the period ended February 28, 2010 was $14,259 and $3,690, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the period ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
< 0.001%	0.000%	0.000%	< 0.001%

29

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

For the period ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,386,904,959	$478,804,250
Investments (non-U.S. Government securities)	322,927,792	304,023,530

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 70.69% of the shares outstanding of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund's shares were held by accounts for which the Manager had investment discretion.

30

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from March 27, 2009 (commencement of operations) through February 28, 2010
Class III:	Shares	Amount
Shares sold	4,718,252	$119,445,441
Shares issued to shareholders in reinvestment of distributions	41,021	1,066,145
Shares repurchased	(3,220,036)	(82,116,614)
Net increase (decrease)	1,539,237	$38,394,972
	Period from March 18, 2009 (commencement of operations) through February 28, 2010
Class VI:	Shares	Amount
Shares sold	38,433,140	$978,458,954
Shares issued to shareholders in reinvestment of distributions	891,713	23,166,699
Shares repurchased	(6,417,740)	(167,764,761)
Net increase (decrease)	32,907,113	$833,860,892

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the period ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$303,614,749	$294,202,181	$22,481	$7,268	$9,396,214
Totals	$—	$303,614,749	$294,202,181	$22,481	$7,268	$9,396,214

31

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the period ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Asset Allocation Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Asset Allocation Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

33

GMO Asset Bond Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: the following information is in relation to the expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,049.40	$2.18
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16
Class VI
1) Actual	0.34%	$1,000.00	$1,050.20	$1.73
2) Hypothetical	0.34%	$1,000.00	$1,023.11	$1.71

*  Expenses are calculated using each Class's annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund's distributions to shareholders include $1,962,036 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2010, $16,650,142 and $3,770,650, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

35

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

36

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

37

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

38

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

39

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.3% from its inception on March 17, 2009 through fiscal year-end on February 28, 2010, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index during the same period.

The Fund outperformed the benchmark during the period by 0.1%. While maintaining duration close to that of the benchmark, outperformance came from security selection within Treasury Bills.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Treasury Fund and the Citigroup 3 Month Treasury Bill Index As of February 28, 2010

$10,040,000
$10,030,000
$10,020,000
$10,010,000
$10,000,000
$9,990,000
Average Annual Total Returns
Since Inception
3/17/09
0.25%
$10,024,870
$10,013,380
3/17/09
$10,000,000
2009
2010
GMO U.S. Treasury Fund
Citigroup 3 Month Treasury Bill Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO U.S. Treasury Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	100.0%
Other	0.0
100.0%

1

GMO U.S. Treasury Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%
	Money Market Funds — 0.0%
23,563	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	23,563
	Other Short-Term Investments — 100.0%
59,870,000	U.S. Treasury Bill, 0.08%, due 04/15/10 (a)	59,864,371
54,850,000	U.S. Treasury Bill, 0.10%, due 05/06/10 (a)	54,839,469
54,575,000	U.S. Treasury Bill, 0.11%, due 05/13/10 (a)	54,562,830
67,500,000	U.S. Treasury Bill, 0.11%, due 05/20/10 (a)	67,483,530
309,540,000	U.S. Treasury Bill, 0.15%, due 07/15/10 (a)	309,358,611
	Total Other Short-Term Investments	546,108,811
	TOTAL SHORT-TERM INVESTMENTS (COST $546,166,614)	546,132,374
	TOTAL INVESTMENTS — 100.0% (Cost $546,166,614)	546,132,374
	Other Assets and Liabilities (net) — (0.0%)	(56,444)
	TOTAL NET ASSETS — 100.0%	$546,075,930

Notes to Schedule of Investments:

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

2

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $546,166,614) (Note 2)	$546,132,374
Receivable for Fund shares sold	4,500,000
Receivable for expenses reimbursed by Manager (Note 5)	64,294
Total assets	550,696,668
Liabilities:
Payable for investments purchased	99,943
Payable for Fund shares repurchased	4,400,000
Payable to affiliate for (Note 5):
Management fee	35,370
Trustees and Chief Compliance Officer of GMO Trust fees	1,201
Dividend payable	90
Accrued expenses	84,134
Total liabilities	4,620,738
Net assets	$546,075,930
Net assets consist of:
Paid-in capital	$546,055,660
Accumulated net realized gain	54,510
Net unrealized depreciation	(34,240)
Net assets	$546,075,930
Shares outstanding:	21,839,419
Net asset value per share:	$25.00

See accompanying notes to the financial statements.

3

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Statement of Operations — Period from March 17, 2009 (commencement of operations)
through February 28, 2010

Investment Income:
Interest	$711,637
Dividends	93
Total investment income	711,730
Expenses:
Management fee (Note 5)	314,070
Audit and tax fees	63,097
Legal fees	43,764
Custodian, fund accounting agent and transfer agent fees	36,226
Registration fees	10,605
Trustees fees and related expenses (Note 5)	9,122
Miscellaneous	14,927
Total expenses	491,811
Fees and expenses reimbursed by Manager (Note 5)	(479,648)
Net expenses	12,163
Net investment income (loss)	699,567
Realized and unrealized gain (loss):
Investments	250,764
Change in net unrealized appreciation (depreciation) on investments	(34,240)
Net realized and unrealized gain (loss)	216,524
Net increase (decrease) in net assets resulting from operations	$916,091

See accompanying notes to the financial statements.

4

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from March 17, 2009 (commencement of operations) through February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$699,567
Net realized gain (loss)	250,764
Change in net unrealized appreciation (depreciation)	(34,240)
Net increase (decrease) in net assets from operations	916,091
Distributions to shareholders from:
Net investment income	(699,567)
Net realized gains	(196,254)
(895,821)
Net share transactions (Note 9):	546,055,660
Total increase (decrease) in net assets	546,075,930
Net assets:
Beginning of period	—
End of period	$546,075,930

See accompanying notes to the financial statements.

5

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout the period)

	Period from March 17, 2009 (commencement of operations) through February 28, 2010
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)†	0.04
Net realized and unrealized gain (loss)†	0.02
Total from investment operations	0.06
Less distributions to shareholders:
From net investment income	(0.05)
From net realized gains	(0.01)
Total distributions	(0.06)
Net asset value, end of period	$25.00
Total Return(a)	0.25	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$546,076
Net expenses to average daily net assets	0.00	%(b)*
Net investment income (loss) to average daily net assets	0.18	%*
Portfolio turnover rate	0	%(c)**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.12	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(b)  Total net expenses were less than 0.01% of average daily net assets.

(c)  Portfolio turnover rate calculation excludes short-term investments.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO U.S. Treasury Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks liquidity and safety of principal with current income as a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing. As a principal investment strategy the Fund may enter into repurchase agreements. In addition to Direct U.S. Treasury Obligations, the Fund may also invest in other fixed-income securities that are backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). The Fund may also invest in unaffiliated money market funds. The Fund normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may own a security with a stated or remaining maturity of greater than one year. Although the Fund primarily invests in short-term obligations, it is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. Other series of the Trust may invest in the Fund to achieve exposure to U.S. Treasury securities, to invest cash and/or to seek to generate a return similar to yields on U.S. Treasury securities. The Fund's benchmark is the Citigroup 3 Month Treasury Bill Index.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP

7

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

8

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments	$486,268,003	$59,864,371	$—	$546,132,374
Total	$486,268,003	$59,864,371	$—	$546,132,374

The Fund held no investments or other financial instruments at either February 28, 2010 or March 17, 2009 (commencement of operations), whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare distributions from net investment income daily, and will pay distributions on the first business day following the end of each month in which distributions were declared. The Fund's policy is to declare and pay distributions from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

9

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended February 28, 2010, there were no significant adjustments due to differences between U.S. GAAP and tax accounting.

The tax character of distributions declared to shareholders is as follows:

2/28/2010
Ordinary income (including any net short-term capital gain)	$895,821

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$54,510

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$546,166,614	$—	$(34,240)	$(34,240)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the

10

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

11

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund's securities may equal or approach zero during some market conditions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase agreement, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk.

Other principal risks of an investment in the Fund include Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.08% of average daily net assets. The Manager has voluntarily agreed to waive the Fund's management fee. The Manager may change or terminate this waiver at any time. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 (see paragraph below). During any period for which the voluntary management fee waiver is in effect, the Fund will incur management fees at an annual rate lower than 0.08% of the Fund's average daily net assets.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total operating expenses (without giving effect to any voluntary management fee waiver) (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.08% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses

12

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transactions fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the period ended February 28, 2010 was $9,122 and $3,041, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the period ended February 28, 2010.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 69.83% of the shares outstanding of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Each of the shareholders are other funds of the Trust.

As of February 28, 2010, 1.98% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 97.81% of the Fund's shares were held by accounts for which the Manager had investment discretion.

13

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from March 17, 2009 (commencement of operations) through February 28, 2010
	Shares	Amount
Shares sold	97,033,628	$2,426,592,199
Shares issued to shareholders in reinvestment of distributions	35,275	882,302
Shares repurchased	(75,229,484)	(1,881,418,841)
Net increase (decrease)	21,839,419	$546,055,660

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the period ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Treasury Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period March 17, 2009 (commencement of operations) through February 28, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

15

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio*	Beginning Account Value	Ending Account Value	Net Expense Incurred**
1) Actual	0.00%	$1,000.00	$1,000.60	$0.01
2) Hypothetical	0.00%	$1,000.00	$1,024.78	$0.02

*  Annualized net expense ratios are less than 0.01%.

**  Expenses are calculated using the annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Tax Information for the Tax Period Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2010, $612,938 and $196,254, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

17

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:
At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

20

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

23

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Quality Fund returned +36.7% for the fiscal year ended February 28, 2010, as compared with +53.6% for the S&P 500 Index.

Stock selection detracted overall from returns relative to the S&P 500 Index. Selections in Energy, Information Technology, and Consumer Staples were among the detractors. Overweight positions in Microsoft and Cisco and not owning Monsanto added to relative returns. Overweight positions in Wal-Mart Stores and Johnson & Johnson and not owning Bank of America detracted from returns versus the benchmark.

Sector selection also detracted overall from returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight in Telecommunication Services, an overweight in Information Technology, and not owning Utilities. Sector weightings negatively impacting relative performance included overweight positions in Health Care and Consumer Staples and not owning Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Quality Fund Class III Shares and the S&P 500 Index As of February 28, 2010

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
2004
2005
2006
2007
2008
2009
2010
2/6/04
$10,000,000
$10,932,560
$10,852,000
GMO Quality Fund
S&P 500 Index

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III	36.73%	1.37%	**2/6/04** 1.36%
Class IV	36.73%	1.42%	**2/6/04** 1.40%
Class V	36.87%	n/a	**12/8/06** -1.41%
Class VI	36.81%	n/a	**12/8/06** -1.38%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.4%
Short-Term Investments	3.5
Futures Contracts	0.0
Other	3.1
100.0%
Country Summary	% of Equity Investments
United States	87.2%
Switzerland	5.2
United Kingdom	3.5
France	2.5
Netherlands	0.9
Japan	0.7
100.0%
Industry Group Summary	% of Equity Investments
Pharmaceuticals, Biotechnology & Life Sciences	23.5%
Software & Services	18.5
Food, Beverage & Tobacco	11.5
Energy	10.7
Technology Hardware & Equipment	9.7
Food & Staples Retailing	7.7
Household & Personal Products	7.5
Health Care Equipment & Services	4.3
Telecommunication Services	2.1
Capital Goods	1.9
Consumer Services	1.0
Consumer Durables & Apparel	0.9
Retailing	0.7
100.0%

1

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 93.4%
	Capital Goods — 1.8%
1,785,200	3M Co.	143,083,780
339,260	Lockheed Martin Corp.	26,380,858
1,428,700	United Technologies Corp.	98,080,255
	Total Capital Goods	267,544,893
	Consumer Durables & Apparel — 0.9%
1,908,500	Nike, Inc.-Class B	129,014,600
	Consumer Services — 0.9%
2,141,100	McDonald's Corp.	136,709,235
	Energy — 10.0%
22,350,077	BP Plc	196,922,941
6,556,500	Chevron Corp.	474,034,950
7,582,800	Exxon Mobil Corp.	492,882,000
4,396,106	Royal Dutch Shell Group-Class A	120,044,863
3,768,959	Total SA	210,016,130
	Total Energy	1,493,900,884
	Food & Staples Retailing — 7.2%
2,600	Costco Wholesale Corp.	158,522
2,350,100	CVS Caremark Corp.	79,315,875
7,100	Kroger Co. (The)	156,910
2,454,900	Sysco Corp.	70,946,610
5,133,200	Walgreen Co.	180,893,968
13,774,300	Wal-Mart Stores, Inc.	744,776,401
	Total Food & Staples Retailing	1,076,248,286
	Food, Beverage & Tobacco — 10.7%
4,400	Campbell Soup Co.	146,652
10,782,900	Coca-Cola Co. (The)	568,474,488

See accompanying notes to the financial statements.

2

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
629,500	General Mills, Inc.	45,330,295
4,300	Hershey Co. (The)	170,968
378,200	HJ Heinz Co.	17,359,380
809,800	Kellogg Co.	42,231,070
1,270,800	Kraft Foods, Inc.-Class A	36,128,844
5,991,232	Nestle SA	298,243,964
7,650,400	PepsiCo, Inc.	477,920,488
4,059,545	Unilever NV	122,038,224
	Total Food, Beverage & Tobacco	1,608,044,373
	Health Care Equipment & Services — 4.0%
653,400	Baxter International, Inc.	37,198,062
1,443,700	Express Scripts, Inc. *	138,609,637
316,100	Laboratory Corp. of America Holdings *	23,173,291
4,437,730	Medtronic, Inc.	192,597,482
1,165,300	Quest Diagnostics, Inc.	66,130,775
384,100	Stryker Corp.	20,395,710
1,483,894	UnitedHealth Group, Inc.	50,244,651
338,100	WellPoint, Inc. *	20,918,247
945,200	Zimmer Holdings, Inc. *	54,188,316
	Total Health Care Equipment & Services	603,456,171
	Household & Personal Products — 7.1%
1,023,500	Avon Products, Inc.	31,155,340
375,300	Clorox Co.	23,009,643
2,249,400	Colgate-Palmolive Co.	186,565,236
358,400	Estee Lauder Cos. (The), Inc.-Class A	21,550,592
926,000	Kimberly-Clark Corp.	56,245,240
11,663,600	Procter & Gamble Co. (The)	738,072,608
	Total Household & Personal Products	1,056,598,659

See accompanying notes to the financial statements.

3

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — 21.9%
6,160,105	Abbott Laboratories	334,370,499
3,448,060	Amgen, Inc. *	195,194,677
2,162,700	Bristol-Myers Squibb Co.	53,007,777
106,400	Covance, Inc. *	6,024,368
2,075,900	Gilead Sciences, Inc. *	98,833,599
9,640,463	GlaxoSmithKline Plc	178,232,511
12,032,500	Johnson & Johnson	758,047,500
11,210,700	Merck & Co., Inc.	413,450,616
3,899,758	Novartis AG (Registered)	216,082,380
34,765,248	Pfizer, Inc.	610,130,102
1,294,021	Roche Holding AG	216,191,274
1,992,016	Sanofi-Aventis	145,381,792
1,115,200	Thermo Fisher Scientific, Inc. *	54,388,304
	Total Pharmaceuticals, Biotechnology & Life Sciences	3,279,335,399
	Retailing — 0.7%
214,040	AutoZone, Inc. *	35,515,657
2,078,600	Home Depot, Inc.	64,852,320
	Total Retailing	100,367,977
	Software & Services — 17.3%
2,545,673	eBay, Inc. *	58,601,392
680,690	Google, Inc.-Class A *	358,587,492
645,510	MasterCard, Inc.-Class A	144,833,079
30,245,100	Microsoft Corp.	866,824,566
35,713,600	Oracle Corp.	880,340,240
3,195,900	Visa, Inc.-Class A	272,546,352
	Total Software & Services	2,581,733,121
	Technology Hardware & Equipment — 9.0%
757,490	Apple, Inc. *	154,997,604
20,117,100	Cisco Systems, Inc. *	489,449,043
10,900	Dell, Inc. *	144,207

See accompanying notes to the financial statements.

4

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	Technology Hardware & Equipment — continued
1,769,800	Hewlett-Packard Co.	89,888,142
2,650,710	International Business Machines Corp.	337,064,283
7,603,400	Qualcomm, Inc.	278,968,746
	Total Technology Hardware & Equipment	1,350,512,025
	Telecommunication Services — 1.9%
4,831,095	AT&T, Inc.	119,859,467
59,741	NTT Docomo Inc	92,260,922
2,749,500	Verizon Communications, Inc.	79,543,035
	Total Telecommunication Services	291,663,424
	TOTAL COMMON STOCKS (COST $12,897,934,118)	13,975,129,047
	SHORT-TERM INVESTMENTS — 3.5%
	Money Market Funds — 0.5%
69,577,799	State Street Institutional Treasury Money Market Fund-Institutional Class	69,577,799
	Other Short-Term Investments — 3.0%
210,000,000	U.S. Treasury Bill, 0.05%, due 03/18/10 (a)	209,994,748
100,000,000	U.S. Treasury Bill, 0.50%, due 04/08/10 (a)	99,946,667
5,000,000	U.S. Treasury Bill, 0.11%, due 05/20/10 (a)	4,998,780
140,000,000	U.S. Treasury Bill, 0.27%, due 01/13/11 (a)	139,669,880
		454,610,075
	TOTAL SHORT-TERM INVESTMENTS (COST $524,131,899)	524,187,874
	TOTAL INVESTMENTS — 96.9% (Cost $13,422,066,017)	14,499,316,921
	Other Assets and Liabilities (net) — 3.1%	459,776,044
	TOTAL NET ASSETS — 100.0%	$14,959,092,965

See accompanying notes to the financial statements.

5

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4,913	S&P 500 E-Mini Index	March 2010	$271,050,210	$3,683,478

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

6

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $13,422,066,017) (Note 2)	$14,499,316,921
Cash	306,147,988
Foreign currency, at value (cost $40,043) (Note 2)	39,848
Receivable for Fund shares sold	112,827,592
Dividends and interest receivable	39,249,435
Foreign taxes receivable	536,534
Receivable for collateral on open futures contracts (Note 4)	22,108,500
Receivable for variation margin on open futures contracts (Note 4)	236,970
Receivable for expenses reimbursed by Manager (Note 5)	392,812
Total assets	14,980,856,600
Liabilities:
Payable for Fund shares repurchased	8,435,910
Payable to affiliate for (Note 5):
Management fee	3,699,003
Shareholder service fee	965,318
Trustees and Chief Compliance Officer of GMO Trust fees	27,747
Payable to broker on open futures contracts (Note 4)	7,650,000
Accrued expenses	985,657
Total liabilities	21,763,635
Net assets	$14,959,092,965

See accompanying notes to the financial statements.

7

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$15,263,588,933
Accumulated undistributed net investment income	43,627,261
Accumulated net realized loss	(1,428,893,550)
Net unrealized appreciation	1,080,770,321
$14,959,092,965
Net assets attributable to:
Class III shares	$4,119,118,543
Class IV shares	$1,132,005,895
Class V shares	$551,272,310
Class VI shares	$9,156,696,217
Shares outstanding:
Class III	216,852,901
Class IV	59,549,790
Class V	29,019,700
Class VI	481,938,154
Net asset value per share:
Class III	$18.99
Class IV	$19.01
Class V	$19.00
Class VI	$19.00

See accompanying notes to the financial statements.

8

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $2,601,659)	$289,729,655
Interest	789,491
Total investment income	290,519,146
Expenses:
Management fee (Note 5)	40,256,218
Shareholder service fee – Class III (Note 5)	4,788,852
Shareholder service fee – Class IV (Note 5)	1,049,393
Shareholder service fee – Class V (Note 5)	636,025
Shareholder service fee – Class VI (Note 5)	3,992,230
Custodian, fund accounting agent and transfer agent fees	1,460,183
Legal fees	624,916
Trustees fees and related expenses (Note 5)	240,353
Registration fees	113,426
Audit and tax fees	56,642
Miscellaneous	152,611
Total expenses	53,370,849
Fees and expenses reimbursed by Manager (Note 5)	(2,309,811)
Expense reductions (Note 2)	(30,019)
Net expenses	51,031,019
Net investment income (loss)	239,488,127
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(621,294,455)
Closed futures contracts	20,241,193
Foreign currency, forward contracts and foreign currency related transactions	(512,374)
Net realized gain (loss)	(601,565,636)
Change in net unrealized appreciation (depreciation) on:
Investments	3,850,344,052
Open futures contracts	8,627,973
Foreign currency, forward contracts and foreign currency related transactions	(164,061)
Net unrealized gain (loss)	3,858,807,964
Net realized and unrealized gain (loss)	3,257,242,328
Net increase (decrease) in net assets resulting from operations	$3,496,730,455

See accompanying notes to the financial statements.

9

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$239,488,127	$192,133,660
Net realized gain (loss)	(601,565,636)	(801,095,631)
Change in net unrealized appreciation (depreciation)	3,858,807,964	(2,483,861,816)
Net increase (decrease) in net assets from operations	3,496,730,455	(3,092,823,787)
Distributions to shareholders from:
Net investment income
Class III	(59,989,429)	(34,569,204)
Class IV	(20,318,942)	(7,116,929)
Class V	(15,664,829)	(12,924,490)
Class VI	(144,439,979)	(118,045,144)
Total distributions from net investment income	(240,413,179)	(172,655,767)
Net realized gains
Class III	—	(11,560,804)
Class IV	—	(2,647,196)
Class V	—	(3,886,453)
Class VI	—	(33,978,058)
Total distributions from net realized gains	—	(52,072,511)
	(240,413,179)	(224,728,278)
Net share transactions (Note 9):
Class III	1,362,907,650	635,314,415
Class IV	54,048,273	511,082,914
Class V	(308,484,902)	200,968,133
Class VI	1,942,824,568	2,284,883,800
Increase (decrease) in net assets resulting from net share transactions	3,051,295,589	3,632,249,262
Total increase (decrease) in net assets	6,307,612,865	314,697,197
Net assets:
Beginning of period	8,651,480,100	8,336,782,903
End of period (including accumulated undistributed net investment income of $43,627,261 and $45,038,026, respectively)	$14,959,092,965	$8,651,480,100

See accompanying notes to the financial statements.

10

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$14.17		$20.56		$21.78		$20.81	$20.03
Income (loss) from investment operations:
Net investment income (loss)†	0.33		0.37		0.39		0.35	0.32
Net realized and unrealized gain (loss)	4.83		(6.30)		(0.70)		1.12	0.72
Total from investment operations	5.16		(5.93)		(0.31)		1.47	1.04
Less distributions to shareholders:
From net investment income	(0.34)		(0.34)		(0.36)		(0.34)	(0.22)
From net realized gains	—		(0.12)		(0.55)		(0.16)	(0.04)
Total distributions	(0.34)		(0.46)		(0.91)		(0.50)	(0.26)
Net asset value, end of period	$18.99		$14.17		$20.56		$21.78	$20.81
Total Return(a)	36.73%		(29.37)%		(1.76)%		7.18%	5.28%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,119,119		$1,952,579		$2,003,758		$1,575,300	$1,108,088
Net expenses to average daily net assets	0.48	%(b)	0.48	%(b)	0.48	%(b)	0.48%	0.48%
Net investment income (loss) to average daily net assets	1.88%		2.03%		1.74%		1.64%	1.58%
Portfolio turnover rate	28%		36%		46%		50%	52%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

11

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$14.19		$20.57		$21.80		$20.82	$20.03
Income (loss) from investment operations:
Net investment income (loss)†	0.34		0.39		0.40		0.37	0.32
Net realized and unrealized gain (loss)	4.83		(6.30)		(0.71)		1.11	0.74
Total from investment operations	5.17		(5.91)		(0.31)		1.48	1.06
Less distributions to shareholders:
From net investment income	(0.35)		(0.35)		(0.37)		(0.34)	(0.23)
From net realized gains	—		(0.12)		(0.55)		(0.16)	(0.04)
Total distributions	(0.35)		(0.47)		(0.92)		(0.50)	(0.27)
Net asset value, end of period	$19.01		$14.19		$20.57		$21.80	$20.82
Total Return(a)	36.73%		(29.27)%		(1.77)%		7.19%	5.37%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,132,006		$787,276		$432,046		$800,458	$2,005,417
Net expenses to average daily net assets	0.44	%(b)	0.44	%(b)	0.44	%(b)	0.44%	0.44%
Net investment income (loss) to average daily net assets	1.97%		2.11%		1.78%		1.79%	1.62%
Portfolio turnover rate	28%		36%		46%		50%	52%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

12

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007(a)
Net asset value, beginning of period	$14.17		$20.56		$21.79		$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.34		0.39		0.41		0.07
Net realized and unrealized gain (loss)	4.84		(6.30)		(0.72)		0.04
Total from investment operations	5.18		(5.91)		(0.31)		0.11
Less distributions to shareholders:
From net investment income	(0.35)		(0.36)		(0.37)		(0.09)
From net realized gains	—		(0.12)		(0.55)		(0.14)
Total distributions	(0.35)		(0.48)		(0.92)		(0.23)
Net asset value, end of period	$19.00		$14.17		$20.56		$21.79
Total Return(b)	36.87%		(29.31)%		(1.75)%		0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$551,272		$637,834		$663,616		$259,430
Net expenses to average daily net assets	0.42	%(c)	0.42	%(c)	0.42	%(c)	0.42	%*
Net investment income (loss) to average daily net assets	1.98%		2.11%		1.83%		1.40	%*
Portfolio turnover rate	28%		36%		46%		50	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02	%*

(a)  Period from December 8, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

13

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007(a)
Net asset value, beginning of period	$14.18		$20.57		$21.79		$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.35		0.40		0.41		0.07
Net realized and unrealized gain (loss)	4.82		(6.31)		(0.70)		0.04
Total from investment operations	5.17		(5.91)		(0.29)		0.11
Less distributions to shareholders:
From net investment income	(0.35)		(0.36)		(0.38)		(0.09)
From net realized gains	—		(0.12)		(0.55)		(0.14)
Total distributions	(0.35)		(0.48)		(0.93)		(0.23)
Net asset value, end of period	$19.00		$14.18		$20.57		$21.79
Total Return(b)	36.81%		(29.28)%		(1.67)%		0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$9,156,696		$5,273,791		$5,237,363		$2,588,116
Net expenses to average daily net assets	0.39	%(c)	0.39	%(c)	0.39	%(c)	0.39	%*
Net investment income (loss) to average daily net assets	2.00%		2.16%		1.84%		1.43	%*
Portfolio turnover rate	28%		36%		46%		50	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02	%*

(a)  Period from December 8, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

14

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Quality Fund (formerly GMO U.S. Quality Equity Fund) (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

Effective June 1, 2009, the Fund seeks high total return through investment in equities the Manager believes to be high quality. The Fund may make security investments in companies whose stocks are traded in any of the world's securities markets. The Fund may hold fewer than 100 stocks. The Fund does not seek to control risk relative to the S&P 500 Index, MSCI ACWI (All Country World Index) Index, or any other securities market index or benchmark. The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. The Fund may make investments in emerging countries. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Prior to June 1, 2009, the Fund sought high total return. The Fund sought to achieve its objective by outperforming its benchmark, the S&P 500 Index. The Fund typically made equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invested at least 80% of its assets in equity investments tied economically to the U.S.

As of February 28, 2010, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Each class of shares bears a different shareholder service fee.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

15

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 12.00% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

16

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
France	$—	$355,397,922	$—	$355,397,922
Japan	—	92,260,922	—	92,260,922
Netherlands	—	122,038,224	—	122,038,224
Switzerland	—	730,517,618	—	730,517,618
United Kingdom	—	495,200,315	—	495,200,315
United States	12,179,714,046	—	—	12,179,714,046
TOTAL COMMON STOCKS	12,179,714,046	1,795,415,001	—	13,975,129,047
Short-Term Investments	214,246,459	309,941,415	—	524,187,874
Total Investments	12,393,960,505	2,105,356,416	—	14,499,316,921
Derivatives
Futures Contracts	3,683,478	—	—	3,683,478
Total	$12,397,643,983	$2,105,356,416	$—	$14,503,000,399

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.

17

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such tax.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, derivative contract transactions, post-October capital losses, and redemption in-kind transactions.

18

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$240,413,179	$172,676,344
Net long-term capital gain	—	52,051,934
Total distributions	$240,413,179	$224,728,278

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$43,627,261
Other Tax Attributes:
Capital loss carryforwards	$(1,056,584,612)
Post-October capital loss deferral	$(1,393,102)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(288,464,155)
2/28/2018	(768,120,457)
Total	$(1,056,584,612)

For the year ended February 28, 2010, the Fund had net realized gains attributed to redemption in-kind transactions of $6,622,321.

19

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$13,789,298,375	$938,939,756	$(228,921,210)	$710,018,546

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class.

20

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. In addition, while each GMO Fund is exposed to some level of management risk, that risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents, and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

21

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in a limited number of companies or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund invested in the securities of a larger number of issuers.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction

22

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

below zero) some aspects of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

23

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

24

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of

25

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

26

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

27

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

28

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$3,683,478	$—	$3,683,478
Total	$—	$—	$—	$3,683,478	$—	$3,683,478

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$20,241,193	$—	$20,241,193
Total	$—	$—	$—	$20,241,193	$—	$20,241,193
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$8,627,973	$—	$8,627,973
Total	$—	$—	$—	$8,627,973	$—	$8,627,973

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures Contracts
Average amount outstanding	$143,388,484

29

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $240,353 and $95,510, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $6,219,044,998 and $3,267,034,129, respectively. Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $213,892,445.

30

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 17.78% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.37% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 53.68% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	116,087,050	$2,035,385,872	56,850,636	$949,977,379
Shares issued to shareholders in reinvestment of distributions	2,495,465	42,683,158	1,903,117	35,704,632
Shares repurchased	(39,478,429)	(715,161,380)	(18,454,345)	(350,367,596)
Net increase (decrease)	79,104,086	$1,362,907,650	40,299,408	$635,314,415

31

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	44,492,727	$807,256,064	61,336,699	$958,117,182
Shares issued to shareholders in reinvestment of distributions	740,360	12,567,875	341,350	6,328,384
Shares repurchased	(41,182,732)	(765,775,666)	(27,177,224)	(453,362,652)
Net increase (decrease)	4,050,355	$54,048,273	34,500,825	$511,082,914
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class V:	Shares	Amount	Shares	Amount
Shares sold	30,547,955	$534,053,652	55,629,177	$871,553,660
Shares issued to shareholders in reinvestment of distributions	934,051	15,664,829	839,435	15,553,597
Shares repurchased	(47,461,206)	(858,203,383)	(43,740,533)	(686,139,124)
Net increase (decrease)	(15,979,200)	$(308,484,902)	12,728,079	$200,968,133
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	164,246,691	$2,819,414,264	207,622,713	$3,716,913,789
Shares issued to shareholders in reinvestment of distributions	8,104,048	138,203,820	7,874,939	146,139,703
Shares repurchased	(62,414,874)	(1,014,793,516)	(98,156,063)	(1,578,169,692)
Net increase (decrease)	109,935,865	$1,942,824,568	117,341,589	$2,284,883,800

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Quality Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Quality Fund (formerly GMO U.S. Quality Equity Fund) (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

33

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

34

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,088.80	$2.49
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41
Class IV
1) Actual	0.44%	$1,000.00	$1,089.60	$2.28
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21
Class V
1) Actual	0.42%	$1,000.00	$1,089.70	$2.18
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11
Class VI
1) Actual	0.39%	$1,000.00	$1,089.90	$2.02
2) Hypothetical	0.39%	$1,000.00	$1,022.86	$1.96

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

35

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 99.40% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

36

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)
(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

37

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

38

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

39

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Bond Fund returned +29.5% for the fiscal year ended February 28, 2010, as compared with +13.2% for the J.P. Morgan Non-U.S. Government Bond Index. The Fund's investment exposures are achieved directly and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Emerging Country Debt Fund (ECDF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Short-Duration Collateral Fund (SDCF).

The Fund outperformed the benchmark during the fiscal year by 16.3%. Exposures to asset-backed securities in SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets interest-rate positioning, and developed markets currency selection.

Spread tightening in the asset-backed securities held in SDCF and Overlay Fund contributed more than 14.5% to the Fund's performance. Despite improved spreads, both SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, and Overlay Fund had 48, representing 16% and 15% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 70% of Overlay Fund's was rated AAA. More than 76% of each portfolio was rated single-A or better.

A small exposure to emerging country debt through investment in ECDF added value as spread tightening on the asset class contributed positively, as did positive contributions from both security and country selection within ECDF. Developed markets interest-rate positioning also contributed positively to performance as U.S. Treasury principal STRIPS outperformed zero-coupon LIBOR swaps during the year.

In developed markets, currency selection and losses from opportunistic positions more than offset gains provided by yen, euro, and sterling positions and an overweight position in low-delta, long-dated USD/JPY call options.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2/29/00
$10,000,000
$19,994,070
$18,256,040
GMO International Bond Fund
J.P. Morgan Non-U.S. Government Bond Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	29.54%	1.30%	6.20%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior February 28, 2010. All information is unaudited.

GMO International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	95.5%
Short-Term Investments	6.2
Options Purchased	1.6
Futures	0.4
Loan Participations	0.3
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Forward Currency Contracts	(0.1)
Swaps	(0.5)
Written Options	(0.8)
Reverse Repurchase Agreements	(2.5)
Other	(0.2)
100.0%
Country Summary**	% of Investments
Euro Region***	50.9%
Japan	34.7
Canada	9.4
United Kingdom	7.7
Sweden	5.8
Emerging****	5.6
Australia	1.4
Switzerland	(7.2)
United States	(8.3)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey, and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

1

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 26.8%
		Canada — 2.5%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	2,841,532
CAD	1,760,000	Government of Canada, 8.00%, due 06/01/23	2,395,721
		Total Canada	5,237,253
		France — 2.9%
		Foreign Government Obligations
EUR	4,500,000	Government of France, 4.00%, due 10/25/38	6,092,500
		Germany — 5.5%
		Foreign Government Obligations
EUR	7,500,000	Republic of Deutschland, 4.75%, due 07/04/34 (a) (b)	11,561,431
		Japan — 10.3%
		Foreign Government Obligations
JPY	1,838,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	21,464,657
		United Kingdom — 3.2%
		Foreign Government Obligations
GBP	4,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	6,642,026
		United States — 2.4%
		U.S. Government
USD	4,776,540	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a) (c)	4,945,959
		TOTAL DEBT OBLIGATIONS (COST $55,379,608)	55,943,826

See accompanying notes to the financial statements.

2

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 73.5%
	United States — 73.5%
	Affiliated Issuers
1,087,334	GMO Emerging Country Debt Fund, Class III	9,209,717
6,390,009	GMO Short-Duration Collateral Fund	95,722,342
37,466	GMO Special Purpose Holding Fund (d)	20,606
116,727	GMO U.S. Treasury Fund	2,918,168
2,156,087	GMO World Opportunity Overlay Fund	45,924,652
	Total United States	153,795,485
	TOTAL MUTUAL FUNDS (COST $168,167,286)	153,795,485
	SHORT-TERM INVESTMENTS — 0.9%
	Money Market Funds — 0.8%
2,000	State Street Institutional Liquid Reserves Fund-Institutional Class	2,000
1,659,366	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	1,659,366
		1,661,366
	Other Short-Term Investments — 0.1%
200,000	U.S. Treasury Bill, 0.25%, due 12/16/10 (a)	199,597
	TOTAL SHORT-TERM INVESTMENTS (COST $1,860,963)	1,860,963
	TOTAL INVESTMENTS — 101.2% (Cost $225,407,857)	211,600,274
	Other Assets and Liabilities (net) — (1.2%)	(2,450,585)
	TOTAL NET ASSETS — 100.0%	$209,149,689

See accompanying notes to the financial statements.

3

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/16/10	AUD	7,500,000	$6,711,791	$(123,500)
3/23/10	CAD	1,000,000	950,358	2,591
4/20/10	CHF	1,900,000	1,769,225	(11,468)
4/27/10	EUR	800,000	1,089,239	(257)
4/27/10	EUR	52,200,000	71,072,863	(15,342)
3/30/10	GBP	6,300,000	9,604,371	(579,458)
3/09/10	JPY	6,570,000,000	73,951,146	637,161
3/02/10	NZD	3,300,000	2,304,225	(69,625)
			$167,453,218	$(159,898)
Sales #
3/16/10	AUD	2,500,000	$2,237,264	$(30,446)
3/23/10	CAD	3,000,000	2,851,073	(31,789)
3/30/10	GBP	1,600,000	2,439,206	70,389
3/09/10	JPY	910,000,000	10,242,853	(196,289)
3/02/10	NZD	3,300,000	2,304,224	26,585
			$20,074,620	$(161,550)

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/06/10	EUR	4,500,000	NOK	36,968,720	$118,903
4/13/10	EUR	1,300,000	SEK	13,184,360	79,290
4/13/10	EUR	800,000	SEK	7,836,944	10,008
					$208,201

See accompanying notes to the financial statements.

4

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
7	Australian Government Bond 10 Yr.	March 2010	$651,956	$4,362
15	Australian Government Bond 3 Yr.	March 2010	1,388,119	13,307
69	Canadian Government Bond 10 Yr.	June 2010	7,815,453	74,830
143	Euro Bund	March 2010	24,232,404	310,740
168	Euro BOBL	March 2010	27,064,269	475,872
14	Japanese Government Bond 10 Yr. (TSE)	March 2010	22,040,407	27,061
26	UK Gilt Long Bond	June 2010	4,535,363	61,687
			$87,727,971	$967,859
Sales
11	U.S. Treasury Bond (CBT)	June 2010	$1,294,562	$(26,330)
23	U.S. Treasury Note 2 Yr. (CBT)	June 2010	5,001,063	(10,426)
9	U.S. Treasury Note 5 Yr. (CBT)	June 2010	1,043,437	(10,202)
69	U.S. Treasury Note 10 Yr. (CBT)	June 2010	8,106,422	(57,348)
			$15,445,484	$(104,306)

Reverse Repurchase Agreements

Face Value		Description	Market Value
EUR	1,125,800	Barclays Bank, 0.32%, dated 02/23/10, to be repurchased on demand at face value plus accrued interest.	$(1,533,014)

Average balance outstanding	$(1,520,000)
Average interest rate	0.33%
Maximum balance outstanding	$(1,520,000)
Average shares outstanding	31,775,745
Average balance per share outstanding	$(0.05)
Days outstanding	5

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

See accompanying notes to the financial statements.

5

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche	(Pay)	1.70%	1.21%	Republic of	NA		$(463,927)
			Bank AG				Italy
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.27%	Republic of Italy	15,000,000	USD	481,870
										$17,943
								Premiums to (Pay) Receive		$—

^  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.

6

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
7,000,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	$(39,750)
3,500,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(19,875)
7,000,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	(39,750)
27,800,000	SEK	9/15/2015	Barclays Bank PLC	Receive	3.25%	3 Month SEK STIBOR	32,379
55,600,000	SEK	9/15/2015	JP Morgan Bank	Receive	3.25%	3 Month SEK STIBOR	64,756
							$(2,240)
						Premiums to (Pay) Receive	$39,701

#  Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

LIBOR - London Interbank Offered Rate

SEK STIBOR - London Interbank Offered Rate denominated in Swedish Krona.

TSE - Tokyo Stock Exchange

(a)  All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 4).

(b)  All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(c)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(d)  Underlying investment represents interests in defaulted claims.

See accompanying notes to the financial statements.

7

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

8

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $57,240,571) (Note 2)	$57,804,789
Investments in affiliated issuers, at value (cost $168,167,286) (Notes 2 and 10)	153,795,485
Dividends and interest receivable	660,889
Unrealized appreciation on open forward currency contracts (Note 4)	944,927
Receivable for variation margin on open futures contracts (Note 4)	159,253
Receivable for open swap contracts (Note 4)	579,005
Receivable for expenses reimbursed by Manager (Note 5)	30,286
Other expense reimbursement from Manager (Note 2)	830,768
Total assets	214,805,402
Liabilities:
Payable for investments purchased	1,000,114
Payable for Fund shares repurchased	376,535
Payable to affiliate for (Note 5):
Management fee	39,834
Shareholder service fee	23,900
Trustees and Chief Compliance Officer of GMO Trust fees	393
Payable to broker for closed futures contracts	137,054
Unrealized depreciation on open forward currency contracts (Note 4)	1,058,174
Payable for open swap contracts (Note 4)	563,302
Payable for reverse repurchase agreements (Note 2)	1,533,014
Accrued expenses	923,393
Total liabilities	5,655,713
Net assets	$209,149,689
Net assets consist of:
Paid-in capital	$288,416,192
Accumulated undistributed net investment income	2,012,146
Accumulated net realized loss	(68,246,750)
Net unrealized depreciation	(13,031,899)
$209,149,689
Net assets attributable to:
Class III shares	$209,149,689
Shares outstanding:
Class III	31,718,607
Net asset value per share:
Class III	$6.59

See accompanying notes to the financial statements.

9

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$2,238,299
Interest	1,339,328
Dividends	1,097
Total investment income	3,578,724
Expenses:
Management fee (Note 5)	525,955
Interest expense (Note 2)	68
Shareholder service fee – Class III (Note 5)	315,573
Audit and tax fees	117,617
Custodian, fund accounting agent and transfer agent fees	71,593
Legal fees	13,365
Registration fees	7,170
Trustees fees and related expenses (Note 5)	5,178
Miscellaneous	8,032
Total expenses	1,064,551
Fees and expenses reimbursed by Manager (Note 5)	(213,010)
Expense reductions (Note 2)	(2)
Indirectly incurred fees waived or borne by Manager (Note 5)	(32,450)
Shareholder service fee waived (Note 5)	(11,868)
Net expenses	807,221
Net investment income (loss)	2,771,503
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	523,482
Investments in affiliated issuers	(6,418,391)
Realized gains distributions from affiliated issuers (Note 10)	1,509
Closed futures contracts	623,732
Closed swap contracts	(97,200)
Foreign currency, forward contracts and foreign currency related transactions	2,483,729
Net realized gain (loss)	(2,883,139)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,052,655
Investments in affiliated issuers	38,857,331
Open futures contracts	502,969
Open swap contracts	85,909
Foreign currency, forward contracts and foreign currency related transactions	10,599,206
Net unrealized gain (loss)	54,098,070
Net realized and unrealized gain (loss)	51,214,931
Net increase (decrease) in net assets resulting from operations	$53,986,434

See accompanying notes to the financial statements.

10

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,771,503	$8,570,499
Net realized gain (loss)	(2,883,139)	(27,717,738)
Change in net unrealized appreciation (depreciation)	54,098,070	(74,511,421)
Net increase (decrease) in net assets from operations	53,986,434	(93,658,660)
Distributions to shareholders from:
Net investment income
Class III	(40,402,952)	(53,793,041)
Net share transactions (Note 9):
Class III	(16,281,460)	(155,905,746)
Redemption fees (Notes 2 and 9):
Class III	83,993	550,622
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(16,197,467)	(155,355,124)
Total increase (decrease) in net assets	(2,613,985)	(302,806,825)
Net assets:
Beginning of period	211,763,674	514,570,499
End of period (including accumulated undistributed net investment income of $2,012,146 and $36,205,632, respectively)	$209,149,689	$211,763,674

See accompanying notes to the financial statements.

11

GMO International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$6.17		$9.51	$9.73		$9.57		$10.61
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.09		0.19	0.41		0.41		0.21
Net realized and unrealized gain (loss)	1.65		(2.32)	0.31		0.38		(0.93)
Total from investment operations	1.74		(2.13)	0.72		0.79		(0.72)
Less distributions to shareholders:
From net investment income	(1.32)		(1.21)	(0.94)		(0.54)		(0.31)
From net realized gains	—		—	—		(0.09)		(0.01)
Total distributions	(1.32)		(1.21)	(0.94)		(0.63)		(0.32)
Net asset value, end of period	$6.59		$6.17	$9.51		$9.73		$9.57
Total Return(b)	29.54%		(24.52)%	8.09%		8.32%		(6.83)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$209,150		$211,764	$514,570		$449,478		$422,528
Net operating expenses to average daily net assets(c)	0.38	%(d)	0.39%	0.38	%(d)	0.39%		0.39%
Interest expense to average daily net assets(e)	0.00	%(f)	—	—		—		—
Total net expenses to average daily net assets(c)	0.38	%(d)	0.39%	0.38	%(d)	0.39%		0.39%
Net investment income (loss) to average daily net assets(a)	1.32%		2.20%	4.26%		4.17%		2.13%
Portfolio turnover rate	29%		47%	51%		32%		36%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.12%		0.09%	0.07%		0.26	%(g)	0.08%
Redemption fees consisted of the following per share amounts:†	$0.00	(h)	$0.01	$0.00		$0.00		$0.00

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(f)  Interest expense was less than 0.01% of average daily net assets.

(g)  Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager (Note 2).

(h)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

12

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Non-U.S. Government Bond Index. The Fund typically seeks economic exposure similar to that of its benchmark. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other series of the Trust and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other series of the Trust. As a result, the Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests (directly and indirectly through other series of the Trust) at least 80% of its assets in bonds. For these purposes, the term "bonds" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. To implement its investment strategies, the Fund may invest in or hold: investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); shares of SDCF (to gain exposure to asset-backed securities); shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund's emerging country debt investments. The Fund also may invest in unaffiliated money market funds.

13

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect). As of February 28, 2010, shares of SDCF, Overlay Fund and GMO Special Purpose Holding Fund ("SPHF") were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.97% of net assets. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a

14

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 11.00% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$4,945,959	$—	$4,945,959
Foreign Government Obligations	—	50,997,867	—	50,997,867
TOTAL DEBT OBLIGATIONS	—	55,943,826	—	55,943,826
Mutual Funds	153,774,879	20,606	—	153,795,485
Short-Term Investments	1,860,963	—	—	1,860,963
Total Investments	155,635,842	55,964,432	—	211,600,274

15

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$97,135	$481,870	$579,005
Futures Contracts	967,859	—	—	967,859
Forward Currency Contracts	—	944,927	—	944,927
Total	$156,603,701	$57,006,494	$481,870	$214,092,065

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(99,375)	$(463,927)	$(563,302)
Futures Contracts	(104,306)	—	—	(104,306)
Forward Currency Contracts	—	(1,058,174)	—	(1,058,174)
Total	$(104,306)	$(1,157,549)	$(463,927)	$(1,725,782)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 40.47% and (0.06)% of total net assets, respectively.

16

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchase/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Mutual Fund	$27,350	$—	$—	$—	$(6,744)	$(20,606)	$—
Swap Agreements	(30,505)	(97,200)	—	97,200	48,448	—	17,943
Total	$(3,155)	$(97,200)	$—	$97,200	$41,704	$(20,606)	$17,943

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the

17

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. As of February 28, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $1,533,014, collateralized by securities with a market value, plus accrued interest, of $1,583,766. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

18

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, redemption in-kind transactions, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions and post-October currency losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$40,402,952	$53,793,041
Total distributions	$40,402,952	$53,793,041

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attribuutes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(53,469,309)
Post-October currency loss deferral	$(285,064)

19

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2015	$(23,687,952)
2/29/2016	(507,910)
2/28/2017	(20,766,787)
2/28/2018	(8,506,660)
Total	$(53,469,309)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$238,064,568	$1,290,332	$(27,754,626)	$(26,464,294)

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $5,684,183.

On October 12, 2006, the Fund paid a dividend under Code Section 860 of $0.09229 per share to shareholders of record as of October 11, 2006. It is anticipated the Fund will be required to make a payment, estimated to be, $830,768 to the Internal Revenue Service ("IRS") related to such dividend, which has been included in accrued expenses on the Statement of Assets and Liabilities. The Manager will make a reimbursement payment to the Fund concurrent with the Fund's payment to the IRS.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

20

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the

21

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions the day after those orders are received by the broker or agent.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives,

22

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Focused Investment Risk (increased risk from the Fund's focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to

23

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund's operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund

24

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to

25

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

26

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to adjust exposure to currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to adjust exposure to certain markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash

27

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

28

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to

29

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$967,859	$—	$—	$—	$—	$967,859
Unrealized appreciation on forward currency contracts	—	944,927	—	—	—	944,927
Unrealized appreciation on swap agreements	97,135	—	481,870	—	—	579,005
Total	$1,064,994	$944,927	$481,870	$—	$—	$2,491,791
Liabilities:
Unrealized depreciation on futures contracts*	$(104,306)	$—	$—	$—	$—	$(104,306)
Unrealized depreciation on forward currency contracts	—	(1,058,174)	—	—	—	(1,058,174)
Unrealized depreciation on swap agreements	(99,375)	—	(463,927)	—	—	(563,302)
Total	$(203,681)	$(1,058,174)	$(463,927)	$—	$—	$(1,725,782)

30

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$623,732	$—	$—	$—	$—	$623,732
Forward currency contracts	—	2,571,021	—	—	—	2,571,021
Swap contracts	—	—	(97,200)	—	—	(97,200)
Total	$623,732	$2,571,021	$(97,200)	$—	$—	$3,097,553
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$502,969	$—	$—	$—	$—	$502,969
Forward currency contracts	—	10,592,198	—	—	—	10,592,198
Swap contracts	37,461	—	48,448	—	—	85,909
Total	$540,430	$10,592,198	$48,448	$—	$—	$11,181,076

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$205,143,528	$201,286,416	$38,152,909

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder

31

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $5,178 and $1,799, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.023%	0.006%	0.017%	0.046%

32

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$8,341,398	$12,040,389
Investments (non-U.S. Government securities)	80,041,257	47,667,399

Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $18,714,234.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 68.13% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 2.63% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 32.43% of the Fund's shares were held by accounts for which the Manager had investment discretion.

33

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	655,777	$4,339,722	251,099	$2,399,856
Shares issued to shareholders in reinvestment of distributions	1,101,072	7,286,041	6,462,644	51,930,698
Shares repurchased	(4,346,752)	(27,907,223)	(26,487,403)	(210,236,300)
Redemption fees	—	83,993	—	550,622
Net increase (decrease)	(2,589,903)	$(16,197,467)	(19,773,660)	$(155,355,124)

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$6,547,297	$612,426	$686,730	$612,426	$—	$—	$9,209,717
GMO Short-Duration Collateral Fund	121,140,551	—	11,232,639	1,598,370	36,099,047	—	95,722,342
GMO Special Purpose Holding Fund	27,350	—	—	—	—	—	20,606
GMO U.S. Treasury Fund	—	49,484,012	46,575,000	27,503	—	1,509	2,918,168
GMO World Opportunity Overlay Fund	36,170,948	8,200,000	4,051,413	—	3,017,029	—	45,924,652
Totals	$163,886,146	$58,296,438	$62,545,782	$2,238,299	$39,116,076	$1,509	$153,795,485

34

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

Subsequent to February 28, 2010, the Fund received redemption requests in the amount of $58,072,645.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

36

GMO International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,068.90	$2.21
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $980,552 or if determined to be different, the qualified interest income of such year.

38

GMO International Bond Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

39

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

40

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

41

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO International Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO International Core Equity Fund returned +46.0% for the fiscal year ended February 28, 2010, as compared with +54.6% for the MSCI EAFE Index. The Fund was invested substantially in international equity securities throughout the period.

Stock selection was a major detractor from overall relative performance. Holdings in British pharmaceutical GlaxoSmithKline and Japanese food retailer Seven & I Holdings Co. Ltd. were among the most significant underperformers. On the positive side were holdings in Japanese finance company ORIX Corp. and Japanese auto maker Nissan Motor.

Among the Fund's quantitative stock selection disciplines, stocks ranked highly by quality-adjusted value outperformed on a relative basis, stocks selected for their intrinsic value (with its boost of high quality) had more market-like returns, while stocks with strong momentum underperformed.

Sector weightings also had a negative impact on performance relative to the index. The Fund's focus on high quality companies resulted in an underweight to Financials and an overweight to Health Care, both of which detracted from relative performance.

Country allocation had a negative overall impact on relative performance. This shortfall was mainly from the Fund's overweight to Japan, underweight to Spain, and holding small cash balances in a strongly rising market.

Currency allocation had a negative impact on relative performance as the impact from our underweight in the Australian dollar and overweight in the Japanese yen outweighed the value added from our overweight in the Swedish krone. Foreign currencies generally appreciated relative to the U.S. dollar, which boosted returns for U.S. investors. The MSCI EAFE Index returned almost 15% more in U.S. dollar terms than in local currency terms.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

†  The Fund is the successor to the GMO International Disciplined Equity Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.9%
Short-Term Investments	3.3
Options Purchased	0.2
Preferred Stocks	0.1
Forward Currency Contracts	0.0
Swaps	0.0
Written Options	0.0
Futures Contracts	(0.2)
Other	0.7
100.0%
Country Summary	% of Equity Investments
Japan	26.1%
United Kingdom	21.7
France	9.7
Switzerland	6.9
Italy	5.3
Australia	4.7
Germany	4.6
Sweden	3.8
Spain	3.7
Netherlands	3.0
Canada	2.5
Singapore	1.9
Belgium	1.7
Hong Kong	1.3
Finland	0.9
Ireland	0.5
Denmark	0.4
Norway	0.4
Austria	0.3
Greece	0.3
New Zealand	0.3
Malta	0.0
100.0%

1

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Banks	16.2%
Pharmaceuticals, Biotechnology & Life Sciences	13.5
Energy	8.9
Materials	8.8
Capital Goods	6.9
Food, Beverage & Tobacco	4.9
Telecommunication Services	4.9
Retailing	4.4
Automobiles & Components	4.1
Diversified Financials	3.7
Utilities	3.0
Technology Hardware & Equipment	2.9
Consumer Durables & Apparel	2.8
Food & Staples Retailing	2.3
Real Estate	2.1
Semiconductors & Semiconductor Equipment	1.9
Software & Services	1.7
Insurance	1.6
Household & Personal Products	1.5
Transportation	1.4
Media	0.9
Health Care Equipment & Services	0.7
Consumer Services	0.5
Commercial & Professional Services	0.4
100.0%

2

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%
	Australia — 4.5%
1,010,488	Australia and New Zealand Banking Group Ltd	20,912,607
169,352	BHP Billiton Ltd	6,210,511
4,041,384	BlueScope Steel Ltd	8,755,252
724,567	Commonwealth Bank of Australia	34,922,794
3,186,675	Dexus Property Group (REIT)	2,349,696
970,659	Foster's Group Ltd	4,679,469
7,737,103	Goodman Group (REIT)	4,144,973
20,594,717	GPT Group (REIT)	10,575,926
13,606,605	Macquarie Office Trust (REIT)	3,406,192
3,451,945	Mirvac Group (REIT)	4,711,408
550,118	National Australia Bank Ltd	12,534,653
2,205,579	Qantas Airways Ltd	5,202,190
4,301,804	Stockland (REIT)	15,594,532
910,147	Suncorp-Metway Ltd	6,958,666
662,354	TABCORP Holdings Ltd	4,009,896
3,122,777	Telstra Corp Ltd	8,298,570
503,044	Woodside Petroleum Ltd	19,566,258
459,708	Woolworths Ltd	11,046,622
	Total Australia	183,880,215
	Austria — 0.3%
144,682	Erste Group Bank AG	5,445,996
169,269	OMV AG	6,267,448
	Total Austria	11,713,444
	Belgium — 1.6%
496,529	Anheuser-Busch InBev NV	24,795,269
153,001	Belgacom SA	5,730,081
39,952	Colruyt SA	9,973,837
109,377	Delhaize Group	8,452,089
1,269,224	Dexia SA *	6,862,034
3,311,052	Fortis *	11,311,018
	Total Belgium	67,124,328

See accompanying notes to the financial statements.

3

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Canada — 2.4%
352,700	Bank of Montreal	18,771,336
185,500	Magna International Inc Class A	10,577,837
173,900	Methanex Corp	4,116,945
100,400	Metro Inc Class A	3,890,238
289,000	National Bank of Canada	16,548,422
226,500	Royal Bank of Canada	12,229,106
255,300	Sun Life Financial Inc	7,279,034
300,700	Teck Resources Ltd Class B *	11,059,770
198,100	Toronto-Dominion Bank (The)	12,659,422
	Total Canada	97,132,110
	Denmark — 0.4%
229,430	Novo-Nordisk A/S Class B	16,283,404
	Finland — 0.9%
123,494	Metso Oyj	3,831,911
322,652	Neste Oil Oyj	4,608,195
859,243	Nokia Oyj	11,603,383
206,157	Outokumpu Oyj	3,630,080
198,044	Rautaruukki Oyj	3,731,845
127,419	Sampo Oyj Class A	3,087,812
255,206	Tieto Oyj	5,735,049
	Total Finland	36,228,275
	France — 9.3%
101,771	Air Liquide SA	12,149,703
291,876	ArcelorMittal	11,137,782
789,208	BNP Paribas	57,017,563
69,732	Casino Guichard-Perrachon SA	5,602,543
133,919	Compagnie de Saint-Gobain	6,285,922
164,389	Essilor International SA	9,899,485
418,629	France Telecom SA	9,793,253
101,643	GDF Suez	3,725,246
119,887	Gemalto NV *	4,903,614

See accompanying notes to the financial statements.

4

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	France — continued
60,741	Hermes International	8,167,303
98,045	L'Oreal SA	10,141,802
52,829	Lagardere SCA	1,927,813
891,937	Natixis *	4,392,002
114,420	Nexans SA	8,065,516
347,876	Peugeot SA *	9,172,574
67,620	PPR	7,749,345
316,752	Renault SA *	13,010,685
428,818	Rhodia SA *	8,155,614
1,216,381	Sanofi-Aventis	88,774,278
34,053	Schneider Electric SA	3,638,098
409,434	Silicon-On-Insulator Technologies *	5,365,189
466,271	Societe Generale	25,626,385
1,753,658	Technicolor *	2,325,337
217,392	Technip SA	15,465,467
634,416	Total SA	35,351,300
238,380	Vivendi SA	5,997,930
133,932	Wendel	7,494,456
	Total France	381,336,205
	Germany — 4.3%
88,477	Adidas AG	4,382,588
117,723	Aixtron AG	3,455,046
160,219	Aurubis AG	7,399,193
350,088	BASF AG	19,659,813
81,544	Bayerische Motoren Werke AG	3,305,392
30,232	Demag Cranes AG	996,512
151,658	Deutsche Bank AG (Registered)	9,630,908
370,229	Deutsche Telekom AG (Registered)	4,766,596
246,994	E.ON AG	8,789,460
278,749	Hannover Rueckversicherung AG (Registered) *	12,479,879
45,217	Hochtief AG	3,182,635
2,676,776	Infineon Technologies AG *	14,602,046
322,764	Kloeckner & Co AG *	7,497,618

See accompanying notes to the financial statements.

5

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Germany — continued
52,838	Lanxess AG	1,942,286
186,759	MTU Aero Engines Holding AG	9,460,081
31,482	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,869,049
78,464	RWE AG	6,644,968
102,662	Salzgitter AG	9,052,985
555,792	SAP AG	24,795,373
87,813	Software AG	10,144,247
311,218	Suedzucker AG	7,226,144
77,953	ThyssenKrupp AG	2,467,336
	Total Germany	176,750,155
	Greece — 0.3%
625,194	National Bank of Greece SA *	11,785,014
	Hong Kong — 1.3%
2,931,221	CLP Holdings Ltd	20,252,898
2,244,000	Hong Kong Electric Holdings Ltd	12,587,181
249,600	Hong Kong Exchanges & Clearing Ltd	4,178,061
5,662,000	Pacific Basin Shipping Ltd	4,517,460
398,000	Sun Hung Kai Properties Ltd	5,522,472
1,748,000	Yue Yuen Industrial Holdings	5,189,299
	Total Hong Kong	52,247,371
	Ireland — 0.4%
1,010,494	C&C Group Plc	3,728,864
405,219	CRH Plc	9,235,316
201,561	DCC Plc	5,277,548
	Total Ireland	18,241,728
	Italy — 5.1%
280,631	Ansaldo STS SPA	5,408,575
159,606	Atlantia SPA	3,684,509
218,299	Azimut Holding SPA	2,516,114
1,399,959	Bulgari SPA	10,832,501

See accompanying notes to the financial statements.

6

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Italy — continued
5,196,795	Enel SPA	28,196,003
2,772,254	ENI SPA	62,567,057
455,104	Fiat SPA *	4,790,211
3,728,343	Parmalat SPA	9,413,792
271,078	Saipem SPA	8,975,559
1,581,229	Snam Rete Gas SPA	7,485,781
6,306,580	Telecom Italia SPA	8,983,369
8,355,040	Telecom Italia SPA-Di RISP	8,867,568
183,881	Tenaris SA	3,825,667
16,961,451	UniCredit SPA *	42,866,652
	Total Italy	208,413,358
	Japan — 25.1%
255,800	Advantest Corp	6,043,166
1,290,200	Aiful Corp	1,934,038
1,198,600	Alps Electric Co Ltd *	7,029,356
1,186,000	Asahi Glass Co Ltd	11,812,914
522,800	Astellas Pharma Inc	19,670,390
164,700	Canon Inc	6,834,045
1,558,600	Chuo Mitsui Trust Holdings Inc	5,605,830
3,292	CyberAgent Inc	5,980,513
422,550	Daiei Inc *	1,399,509
1,055,000	Daiichi Chuo Kisen Kaisha *	2,795,690
2,333,000	Daikyo Inc *	4,282,200
1,035,000	Dainippon Screen Manufacturing Co Ltd *	4,726,568
260,200	Daito Trust Construction Co Ltd	12,719,391
1,206	Dena Co Ltd	9,346,946
233,700	Denso Corp	6,316,338
235,700	Don Quijote Co Ltd	5,967,804
1,572,000	Dowa Holdings Co Ltd	8,870,196
1,673,000	Ebara Corp *	7,956,695
182,700	Eisai Co Ltd	7,120,445
694,600	Elpida Memory Inc *	12,358,712
127,900	Fast Retailing Co Ltd	21,505,330

See accompanying notes to the financial statements.

7

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
1,209,000	Fujitsu Ltd	7,839,011
1,896,000	Fuji Heavy Industries Ltd *	8,603,475
244,400	Fuji Oil Co Ltd	3,806,577
4,803,500	Haseko Corp *	4,690,589
153,100	Hikari Tsushin Inc	2,674,353
222,800	Hitachi Construction Machinery Co Ltd	4,549,133
2,307,000	Hitachi Ltd *	7,562,195
919,600	Honda Motor Co Ltd	31,807,800
333,400	Ibiden Co Ltd	11,198,988
991	INPEX Corp	7,228,640
928,000	Iseki & Co Ltd *	2,698,768
768,000	Itochu Corp	6,179,046
276,900	JFE Holdings Inc	10,276,866
135,600	K's Holdings Corp	3,992,118
2,762,000	Kajima Corp	6,451,916
933	Kakaku.com Inc	3,654,216
734,000	Kao Corp	18,727,429
2,476,000	Kawasaki Kisen Kaisha Ltd *	8,955,518
940	KDDI Corp	5,009,572
12,931	KK daVinci Holdings *	335,114
549,500	Komatsu Ltd	11,001,161
305,400	Konami Corp	5,717,954
116,000	Lawson Inc	5,069,641
919,600	Leopalace21 Corp *	4,418,352
2,477,000	Marubeni Corp	14,779,506
611,500	Matsui Securities Co Ltd	4,096,007
4,460,000	Mazda Motor Corp *	11,677,873
86,404	Meiji Holdings Co Ltd *	3,469,405
900,200	Mitsubishi Corp	22,454,539
403,000	Mitsubishi Electric Corp *	3,298,442
2,855,100	Mitsubishi UFJ Financial Group Inc	14,542,475
156,730	Mitsubishi UFJ Lease & Finance Co Ltd	5,398,978
1,252,000	Mitsui OSK Lines Ltd	8,063,507
14,339,800	Mizuho Financial Group Inc	27,823,425

See accompanying notes to the financial statements.

8

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
1,912	Net One Systems Co Ltd	2,004,841
96,500	Nidec Corp	9,382,003
30,600	Nintendo Co Ltd	8,334,357
554,000	Nippon Denko Co Ltd	3,405,565
746,000	Nippon Electric Glass Co Ltd	9,662,524
2,098,000	Nippon Light Metal *	2,399,545
3,592,500	Nippon Mining Holdings Inc	17,885,522
2,749,000	Nippon Oil Corp	14,706,534
65,700	Nippon Paper Group Inc	1,676,176
1,446,000	Nippon Sheet Glass	3,863,933
449,100	Nippon Telegraph & Telephone Corp	19,584,896
923,500	Nippon Yakin Koguo Co Ltd	2,741,714
2,620,000	Nippon Yusen KK	9,481,660
6,090,000	Nissan Motor Co Ltd *	48,159,998
105,300	Nitori Co Ltd	8,455,930
298,500	Nitto Denko Corp	10,955,466
1,140,100	Nomura Holdings Inc	8,394,238
218,000	NSK Ltd	1,531,941
15,423	NTT Docomo Inc	23,818,486
1,741,000	Obayashi Corp	6,726,457
116,100	Ono Pharmaceutical Co Ltd	5,353,321
28,500	Oriental Land Co Ltd	2,039,451
277,860	ORIX Corp	21,290,864
3,439,000	Osaka Gas Co Ltd	12,470,045
1,256,000	Pacific Metals Co Ltd	9,172,917
81,940	Point Inc	5,072,400
1,181,900	Resona Holdings Inc	14,266,292
478,000	Ricoh Company Ltd	6,606,972
110,900	Ryohin Keikaku Co Ltd	4,643,533
203,400	Sankyo Co Ltd	9,811,215
1,190,500	Seven & I Holdings Co Ltd	26,831,080
745,000	Sharp Corp	8,620,723
120,900	Shin-Etsu Chemical Co Ltd	6,490,546
451,200	SoftBank Corp	11,792,969

See accompanying notes to the financial statements.

9

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
6,813,400	Sojitz Corp	12,077,704
708,000	SUMCO Corp *	12,790,629
720,200	Sumitomo Corp	7,829,312
829,200	Sumitomo Electric Industries Ltd	9,957,390
649,000	Sumitomo Metal Mining Co Ltd	9,222,651
649,000	Sumitomo Osaka Cement Co Ltd	1,103,700
2,176,068	Sumitomo Trust & Banking Co Ltd	12,274,524
3,319,000	Taisei Corp	6,866,044
289,000	Taisho Pharmaceutical Co Ltd	4,984,393
632,000	Taiyo Yuden Co Ltd	8,718,074
684,000	Takeda Pharmaceutical Co Ltd	30,985,890
360,200	Takefuji Corp	1,593,019
77,800	TDK Corp	4,786,545
172,900	Tokyo Electron Ltd	10,662,192
1,285,000	Tokyo Gas Co Ltd	5,599,859
709,000	Tokyo Steel Manufacturing Co	7,846,385
1,918,000	Tokyo Tatemono Co Ltd	6,730,576
332,000	TonenGeneral Sekiyu KK	2,706,832
3,418,000	Toshiba Corp *	17,097,210
422,200	Toyota Motor Corp	15,803,531
402,700	Toyota Tsusho Corp	5,773,171
684,500	UNY Co Ltd	5,355,485
61,350	USS Co Ltd	3,976,424
	Total Japan	1,030,704,319
	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—
	Netherlands — 2.8%
1,390,218	Aegon NV *	8,753,619
121,839	ASML Holding NV	3,748,673
423,401	Heineken NV	20,749,254
4,169,899	ING Groep NV *	37,170,341
311,644	Koninklijke Ahold NV	3,811,369

See accompanying notes to the financial statements.

10

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Netherlands — continued
367,532	Koninklijke BAM Groep NV	2,911,870
221,648	Koninklijke DSM NV	9,257,073
274,666	Koninklijke Philips Electronics NV	8,031,340
357,875	Reed Elsevier NV	4,095,249
636,662	TomTom NV *	4,973,331
199,539	Unilever NV	5,998,555
77,569	Wereldhave NV (REIT)	6,978,403
	Total Netherlands	116,479,077
	New Zealand — 0.3%
784,814	Fletcher Building Ltd	4,336,996
4,912,473	Telecom Corp of New Zealand	7,992,212
	Total New Zealand	12,329,208
	Norway — 0.3%
761,200	DnB NOR ASA *	8,274,650
250,800	Seadrill Ltd	5,771,743
	Total Norway	14,046,393
	Singapore — 1.9%
635,000	Ezra Holdings Ltd	1,010,864
22,776,000	Golden Agri-Resources Ltd *	8,578,436
596,200	MobileOne Ltd	873,293
1,707,000	Noble Group Ltd	3,846,987
1,851,000	Oversea-Chinese Banking Corp Ltd	11,165,440
2,568,000	Singapore Exchange Ltd	14,075,717
1,517,000	Singapore Press Holdings Ltd	4,000,666
9,263,000	Singapore Telecommunications	20,080,328
2,955,000	Suntec Real Estate Investment Trust (REIT)	2,729,840
631,000	United Overseas Bank Ltd	8,355,811
308,000	Venture Corp Ltd	1,847,807
	Total Singapore	76,565,189

See accompanying notes to the financial statements.

11

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Spain — 3.6%
2,185,847	Banco Bilbao Vizcaya Argentaria SA	28,346,743
916,678	Banco Popular Espanol SA	6,062,866
6,543,843	Banco Santander SA	85,077,839
155,283	Inditex SA	9,150,413
582,881	Repsol YPF SA	13,192,839
238,737	Telefonica SA	5,598,491
	Total Spain	147,429,191
	Sweden — 3.7%
106,249	Alfa Laval AB	1,506,701
290,830	Assa Abloy AB Class B	5,458,634
376,441	Atlas Copco AB Class A	5,327,603
1,755,136	Boliden AB	21,467,787
699,573	Electrolux AB Series B *	14,888,445
565,714	Hennes & Mauritz AB Class B	34,318,395
116,097	Modern Times Group AB Class B	6,374,860
1,228,382	Nordea Bank AB	11,984,834
726,968	Sandvik AB	7,830,759
653,559	Skandinaviska Enskilda Banken AB Class A *	3,947,093
373,078	SKF AB Class B	5,893,088
612,489	Svenska Handelsbanken AB Class A	16,715,784
1,695,262	Swedbank AB Class A *	16,170,244
	Total Sweden	151,884,227
	Switzerland — 6.6%
99,154	Actelion Ltd (Registered) *	5,049,220
38,037	Baloise Holding Ltd	3,274,217
254,271	Compagnie Financiere Richemont SA Class A	8,580,871
374,403	Credit Suisse Group AG (Registered)	16,668,740
1,003,507	Nestle SA (Registered)	49,954,692
1,895,478	Novartis AG (Registered)	105,026,928
326,730	Roche Holding AG (Non Voting)	54,586,603
55,686	Swatch Group AG	15,489,290
109,136	Synthes Inc	13,023,032
	Total Switzerland	271,653,593

See accompanying notes to the financial statements.

12

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — 20.8%
2,045,178	3i Group Plc	8,212,982
856,986	Anglo American Plc *	31,237,412
1,827,279	AstraZeneca Plc	80,710,679
242,529	Autonomy Corp Plc *	5,663,347
3,472,794	Barclays Plc	16,596,050
806,109	BBA Aviation Plc	2,051,135
1,573,308	BG Group Plc	27,498,894
337,263	BHP Billiton Plc	10,353,353
1,200,629	BP Plc	10,578,556
285,340	British American Tobacco Plc	9,701,761
3,934,568	BT Group Plc	6,900,255
1,383,033	Burberry Group Plc	13,195,176
930,482	Capita Group Plc	10,172,864
941,791	Centrica Plc	4,020,125
1,101,145	Diageo Plc	17,943,842
864,173	Drax Group Plc	5,268,391
14,225,331	DSG International Plc *	6,670,589
264,809	Eurasian Natural Resources Corp	4,152,253
629,010	Firstgroup Plc	3,413,421
1,333,974	Game Group Plc	1,671,477
6,278,273	GlaxoSmithKline Plc	116,072,548
1,823,642	Home Retail Group Plc	7,096,553
2,380,726	HSBC Holdings Plc	26,117,206
176,875	Imperial Tobacco Group Plc	5,519,989
634,531	Kazakhmys Plc *	12,979,637
2,252,506	Kesa Electricals Plc	3,930,968
2,389,260	Kingfisher Plc	7,837,604
798,220	Ladbrokes Plc	1,776,293
469,424	Lancashire Holdings Ltd	3,437,419
14,836,625	Lloyds Banking Group Plc *	11,877,513
448,876	London Stock Exchange Group Plc	4,554,718
787,397	Marks & Spencer Group Plc	3,965,224
546,340	Next Plc	15,625,593
1,366,840	Northern Foods Plc	1,197,048
432,534	Pearson Plc	6,029,361

See accompanying notes to the financial statements.

13

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
339,599	Petrofac Ltd	5,320,409
220,843	Provident Financial Plc	3,181,831
462,491	Reckitt Benckiser Group Plc	24,348,114
402,740	Rio Tinto Plc	20,797,723
567,226	Royal Dutch Shell Group Class A (Amsterdam)	15,495,666
1,554,640	Royal Dutch Shell Plc A Shares (London)	42,452,726
1,123,835	Royal Dutch Shell Plc B Shares (London)	29,439,057
407,071	SABMiller Plc	10,679,835
269,545	Scottish & Southern Energy Plc	4,604,835
183,706	Signet Jewelers Ltd *	5,293,747
589,724	Smith & Nephew Plc	6,060,355
212,616	Spectris Plc	2,555,998
1,117,893	Stagecoach Group Plc	2,981,682
1,355,180	Standard Chartered Plc	32,299,499
1,381,344	Tesco Plc	8,845,158
1,253,556	Tomkins Plc	3,685,381
859,549	Travis Perkins Plc *	8,760,978
1,081,264	Trinity Mirror Plc *	2,173,028
232,706	Unilever Plc	6,842,925
310,468	Vedanta Resources Plc	12,070,626
20,815,591	Vodafone Group Plc	44,979,348
470,407	WH Smith Plc	3,292,992
2,253,097	William Hill Plc	6,712,055
747,487	Wolseley Plc *	17,644,651
1,708,169	Xstrata Plc *	26,849,528
	Total United Kingdom	851,398,383
	TOTAL COMMON STOCKS (COST $4,279,271,582)	3,933,625,187
	PREFERRED STOCKS — 0.1%
	Germany — 0.1%
93,924	Henkel AG & Co KGaA 1.37%	4,837,527
	TOTAL PREFERRED STOCKS (COST $4,755,529)	4,837,527

See accompanying notes to the financial statements.

14

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		OPTIONS PURCHASED — 0.2%
		United Kingdom — 0.2%
GBP	7,593,720	Barclays PLC Call Options, Expires 9/17/10, Strike 280.00	6,547,094
		TOTAL OPTIONS PURCHASED (COST $4,751,998)	6,547,094
		SHORT-TERM INVESTMENTS — 3.3%
USD	25,000,000	BNP Paribas Time Deposit, 0.13%, due 03/01/10	25,000,000
NZD	14,558	Brown Brothers Harriman Time Deposit, 1.75%, due 03/01/10	10,166
HKD	77,715	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,010
SEK	74,100	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,419
CHF	10,738	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,010
EUR	7,362	Brown Brothers Harriman Time Deposit, 0.04%, due 03/01/10	10,047
NOK	57,078	Brown Brothers Harriman Time Deposit, 0.99%, due 03/01/10	9,657
DKK	50,461	Brown Brothers Harriman Time Deposit, 0.15%, due 03/01/10	9,253
CAD	341,069	Citibank Time Deposit, 0.05%, due 03/01/10	322,692
JPY	13,359,360	Citibank Time Deposit, 0.01%, due 03/01/10	150,333
SGD	114,813	Citibank Time Deposit, 0.01%, due 03/01/10	81,677
USD	25,000,000	Commerzbank Time Deposit, 0.12%, due 03/01/10	25,000,000
AUD	708,595	Deustche Bank Time Deposit, 2.93%, due 03/01/10	634,547
USD	92,433	DnB Nor Bank Time Deposit, 0.03%, due 03/01/10	92,433
GBP	98,586	HSBC Bank (London) Time Deposit, 0.06%, due 03/01/10	150,087
USD	4,100,000	HSBC Bank (USA) Time Deposit, 0.13%, due 03/01/10	4,100,000
USD	25,000,000	Royal Bank of Canada Time Deposit, 0.13%, due 03/01/10	25,000,000
USD	25,000,000	Societe Generale Time Deposit, 0.14%, due 03/01/10	25,000,000
USD	31,424,000	U.S. Treasury Bill, 1.02%, due 09/23/10 (a)	31,391,633
		TOTAL SHORT-TERM INVESTMENTS (COST $136,992,650)	136,992,964
		TOTAL INVESTMENTS — 99.5% (Cost $4,425,771,759)	4,082,002,772
		Other Assets and Liabilities (net) — 0.5%	21,505,683
		TOTAL NET ASSETS — 100.0%	$4,103,508,455

See accompanying notes to the financial statements.

15

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/23/10	CHF	117,200,316	$109,137,967	$(373,546)
4/23/10	CHF	117,200,316	109,137,967	(361,779)
4/23/10	GBP	10,471,855	15,961,418	(370,568)
4/23/10	GBP	13,962,474	21,281,891	(697,696)
4/23/10	GBP	20,830,181	31,749,792	(848,192)
4/23/10	HKD	92,032,935	11,861,027	6,870
4/23/10	NOK	59,252,709	10,001,466	(73,297)
4/23/10	SEK	153,190,331	21,488,159	98,313
4/23/10	SEK	162,764,727	22,831,169	169,404
4/23/10	SEK	153,190,331	21,488,159	205,516
4/23/10	SEK	162,764,727	22,831,169	79,186
4/23/10	SEK	162,764,727	22,831,169	194,202
4/23/10	SEK	162,764,727	22,831,169	112,785
			$443,432,522	$(1,858,802)
Sales #
4/23/10	CAD	19,520,691	$18,550,623	$148,431
4/23/10	CAD	3,395,000	3,226,288	5,553
4/23/10	CHF	5,625,000	5,238,050	14,753
4/23/10	EUR	33,340,615	45,394,856	259,582
4/23/10	GBP	19,110,486	29,128,597	941,256
4/23/10	GBP	19,110,486	29,128,597	1,006,327
4/23/10	JPY	874,284,966	9,843,268	(59,344)
4/23/10	JPY	4,165,563,607	46,898,622	(1,028,888)
4/23/10	JPY	4,165,563,607	46,898,622	(1,109,360)
4/23/10	SEK	56,682,864	7,950,961	(309,666)
4/23/10	SEK	14,617,000	2,050,341	(40,729)
4/23/10	SGD	31,007,360	22,046,527	10,209
4/23/10	SGD	31,007,360	22,046,527	18,842
			$288,401,879	$(143,034)

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.

16

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
186	DAX	March 2010	$35,410,639	$(1,129,646)
471	FTSE/MIB	March 2010	67,584,120	(5,286,909)
149	TOPIX	March 2010	14,925,103	(566,765)
404	CAC 40	March 2010	20,379,663	(62,298)
885	MSCI Singapore	March 2010	41,601,043	34,914
			$179,900,568	$(7,010,704)
Sales
110	SPI 200	March 2010	$11,323,472	$(63,316)
583	S&P Toronto 60	March 2010	75,332,332	(403,216)
			$86,655,804	$(466,532)

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Put	7,593,720	9/17/2010	GBP	Barclays PLC Put, Strike 240.00	$(3,563,998)	$(1,712,115)
					$(3,563,998)	$(1,712,115)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
108,810,000	JPY	9/21/2010	Goldman Sachs	1 Month JPY	Return on Takefuji Corp
				LIBOR - 5.00%		$(30,452)
$(30,452)
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

17

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

LIBOR - London Interbank Offered Rate

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

18

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $4,425,771,759) (Note 2)	$4,082,002,772
Receivable for Fund shares sold	67,359
Dividends and interest receivable	10,223,715
Foreign taxes receivable	1,910,385
Unrealized appreciation on open forward currency contracts (Note 4)	3,271,229
Receivable for collateral on open futures contracts (Note 4)	21,412,710
Receivable for variation margin on open futures contracts (Note 4)	1,569,797
Receivable for collateral on open swap contracts (Note 4)	260,000
Receivable for expenses reimbursed by Manager (Note 5)	251,496
Total assets	4,120,969,463
Liabilities:
Foreign currency due to custodian (proceeds $46,330)	42,666
Payable for Fund shares repurchased	8,200,000
Payable to affiliate for (Note 5):
Management fee	1,198,008
Shareholder service fee	268,648
Trustees and Chief Compliance Officer of GMO Trust fees	8,374
Unrealized depreciation on open forward currency contracts (Note 4)	5,273,065
Payable for open swap contracts (Note 4)	30,452
Written options outstanding, at value (premiums $3,563,998) (Note 4)	1,712,115
Accrued expenses	727,680
Total liabilities	17,461,008
Net assets	$4,103,508,455

See accompanying notes to the financial statements.

19

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$5,660,320,430
Accumulated undistributed net investment income	2,161,779
Accumulated net realized loss	(1,207,578,619)
Net unrealized depreciation	(351,395,135)
$4,103,508,455
Net assets attributable to:
Class III shares	$1,017,206,871
Class IV shares	$797,729,757
Class VI shares	$2,288,571,827
Shares outstanding:
Class III	39,686,263
Class IV	31,136,532
Class VI	89,405,256
Net asset value per share:
Class III	$25.63
Class IV	$25.62
Class VI	$25.60

See accompanying notes to the financial statements.

20

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $9,763,760)	$112,420,240
Interest	452,776
Total investment income	112,873,016
Expenses:
Management fee (Note 5)	15,591,754
Shareholder service fee – Class III (Note 5)	1,680,445
Shareholder service fee – Class IV (Note 5)	1,021,458
Shareholder service fee – Class VI (Note 5)	1,016,314
Custodian and fund accounting agent fees	1,632,539
Legal fees	210,595
Audit and tax fees	95,451
Trustees fees and related expenses (Note 5)	74,956
Transfer agent fees	49,204
Registration fees	27,722
Miscellaneous	93,115
Total expenses	21,493,553
Fees and expenses reimbursed by Manager (Note 5)	(2,074,060)
Expense reductions (Note 2)	(2,826)
Net expenses	19,416,667
Net investment income (loss)	93,456,349
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(794,975,295)
Closed futures contracts	4,256,749
Closed swap contracts	(140,050)
Foreign currency, forward contracts and foreign currency related transactions	5,024,922
Net realized gain (loss)	(785,833,674)
Change in net unrealized appreciation (depreciation) on:
Investments	2,093,476,168
Open futures contracts	12,419,173
Written options	1,851,883
Open swap contracts	(30,452)
Foreign currency, forward contracts and foreign currency related transactions	5,494,113
Net unrealized gain (loss)	2,113,210,885
Net realized and unrealized gain (loss)	1,327,377,211
Net increase (decrease) in net assets resulting from operations	$1,420,833,560

See accompanying notes to the financial statements.

21

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$93,456,349	$144,264,443
Net realized gain (loss)	(785,833,674)	(495,995,163)
Change in net unrealized appreciation (depreciation)	2,113,210,885	(2,413,814,411)
Net increase (decrease) in net assets from operations	1,420,833,560	(2,765,545,131)
Distributions to shareholders from:
Net investment income
Class III	(36,644,433)	(33,600,867)
Class IV	(31,139,124)	(33,761,743)
Class VI	(72,326,484)	(125,844,027)
Total distributions from net investment income	(140,110,041)	(193,206,637)
Net realized gains
Class III	—	(7,902,343)
Class IV	—	(7,358,071)
Class VI	—	(28,358,623)
Total distributions from net realized gains	—	(43,619,037)
	(140,110,041)	(236,825,674)
Net share transactions (Note 9):
Class III	(205,314,911)	495,120,468
Class IV	(846,830,399)	741,372,190
Class VI	754,238,113	(545,537,754)
Increase (decrease) in net assets resulting from net share transactions	(297,907,197)	690,954,904
Total increase (decrease) in net assets	982,816,322	(2,311,415,901)
Net assets:
Beginning of period	3,120,692,133	5,432,108,034
End of period (including accumulated undistributed net investment income of $2,161,779 and $39,924,821, respectively)	$4,103,508,455	$3,120,692,133

See accompanying notes to the financial statements.

22

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$18.15		$37.25		$39.38		$35.23	$30.81
Income (loss) from investment operations:
Net investment income (loss)†	0.55		0.92		1.01		0.86	0.72
Net realized and unrealized gain (loss)	7.79		(18.54)		(0.51)		6.06	4.79
Total from investment operations	8.34		(17.62)		0.50		6.92	5.51
Less distributions to shareholders:
From net investment income	(0.86)		(1.19)		(0.68)		(0.77)	(0.16)
From net realized gains	—		(0.29)		(1.95)		(2.00)	(0.93)
Total distributions	(0.86)		(1.48)		(2.63)		(2.77)	(1.09)
Net asset value, end of period	$25.63		$18.15		$37.25		$39.38	$35.23
Total Return(a)	45.97%		(48.61)%		0.69%		20.04%	18.26%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,017,207		$855,690		$917,685		$877,816	$820,336
Net expenses to average daily net assets	0.53	%(b)	0.53	%(c)	0.53	%(c)	0.53%	0.54%
Net investment income (loss) to average daily net assets	2.22%		3.08%		2.44%		2.29%	2.26%
Portfolio turnover rate	48%		41%		43%		47%	43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%	0.10%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

23

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$18.14		$37.23		$39.36		$35.21	$30.80
Income (loss) from investment operations:
Net investment income (loss)†	0.64		0.94		1.04		0.85	0.65
Net realized and unrealized gain (loss)	7.71		(18.53)		(0.52)		6.09	4.87
Total from investment operations	8.35		(17.59)		0.52		6.94	5.52
Less distributions to shareholders:
From net investment income	(0.87)		(1.21)		(0.70)		(0.79)	(0.18)
From net realized gains	—		(0.29)		(1.95)		(2.00)	(0.93)
Total distributions	(0.87)		(1.50)		(2.65)		(2.79)	(1.11)
Net asset value, end of period	$25.62		$18.14		$37.23		$39.36	$35.21
Total Return(a)	46.04%		(48.56)%		0.75%		20.14%	18.31%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$797,730		$1,166,165		$947,063		$711,712	$1,183,535
Net expenses to average daily net assets	0.47	%(b)	0.47	%(c)	0.47	%(c)	0.47%	0.48%
Net investment income (loss) to average daily net assets	2.65%		3.18%		2.51%		2.27%	1.98%
Portfolio turnover rate	48%		41%		43%		47%	43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%	0.11%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,						Period Ended February 28,
	2010		2009		2008		2007(a)
Net asset value, beginning of period	$18.13		$37.22		$39.35		$36.09
Income (loss) from investment operations:
Net investment income (loss)†	0.52		0.92		0.98		0.74
Net realized and unrealized gain (loss)	7.83		(18.50)		(0.45)		5.33
Total from investment operations	8.35		(17.58)		0.53		6.07
Less distributions to shareholders:
From net investment income	(0.88)		(1.22)		(0.71)		(0.81)
From net realized gains	—		(0.29)		(1.95)		(2.00)
Total distributions	(0.88)		(1.51)		(2.66)		(2.81)
Net asset value, end of period	$25.60		$18.13		$37.22		$39.35
Total Return(b)	46.11%		(48.56)%		0.78%		17.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,288,572		$1,098,838		$3,567,360		$1,377,829
Net expenses to average daily net assets	0.44	%(c)	0.44	%(d)	0.44	%(d)	0.44	%*
Net investment income (loss) to average daily net assets	2.08%		3.07%		2.36%		2.11	%*
Portfolio turnover rate	48%		41%		43%		47	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05	%*

(a)  Period from March 28, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

(d)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

25

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO International Core Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had three classes of shares outstanding: Class III, Class IV and Class VI. Each class of shares bears a different shareholder service fee.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager

26

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 93.42% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

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GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$183,880,215		$—	$183,880,215
Austria	—	11,713,444		—	11,713,444
Belgium	—	67,124,328		—	67,124,328
Canada	97,132,110	—		—	97,132,110
Denmark	—	16,283,404		—	16,283,404
Finland	—	36,228,275		—	36,228,275
France	—	381,336,205		—	381,336,205
Germany	—	176,750,155		—	176,750,155
Greece	—	11,785,014		—	11,785,014
Hong Kong	—	52,247,371		—	52,247,371
Ireland	—	18,241,728		—	18,241,728
Italy	—	208,413,358		—	208,413,358
Japan	—	1,030,704,319		—	1,030,704,319
Malta	—	0	*	—	0
Netherlands	—	116,479,077		—	116,479,077
New Zealand	7,992,212	4,336,996		—	12,329,208
Norway	—	14,046,393		—	14,046,393
Singapore	—	76,565,189		—	76,565,189
Spain	—	147,429,191		—	147,429,191
Sweden	—	151,884,227		—	151,884,227
Switzerland	—	271,653,593		—	271,653,593
United Kingdom	—	851,398,383		—	851,398,383
TOTAL COMMON STOCKS	105,124,322	3,828,500,865		—	3,933,625,187
Preferred Stocks
Germany	—	4,837,527		—	4,837,527
TOTAL PREFERRED STOCKS	—	4,837,527		—	4,837,527
Options Purchased
United Kingdom	—	6,547,094		—	6,547,094
TOTAL OPTIONS PURCHASED	—	6,547,094		—	6,547,094

28

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments	$136,992,964	$—	$—	$136,992,964
Total Investments	242,117,286	3,839,885,486	—	4,082,002,772
Derivatives
Forward Currency Contracts	—	3,271,229	—	3,271,229
Futures Contracts	—	34,914	—	34,914
Total Derivatives	—	3,306,143	—	3,306,143
Total	$242,117,286	$3,843,191,629	$—	$4,085,308,915

*  Represents the interest in securities that have no value at February 28, 2010.

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(5,273,065)	$—	$(5,273,065)
Futures Contracts	(403,216)	(7,108,934)	—	(7,512,150)
Swap Agreements	—	(30,452)	—	(30,452)
Written Options	—	(1,712,115)	—	(1,712,115)
Total Derivatives	(403,216)	(14,124,566)	—	(14,527,782)
Total	$(403,216)	$(14,124,566)	$—	$(14,527,782)

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and

29

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, redemption in-kind transactions, and post-October capital losses.

30

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$140,110,041	$193,221,407
Net long-term capital gain	—	43,604,267
Total distributions	$140,110,041	$236,825,674

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attribuutes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$24,592,393
Other Tax Attributes:
Capital loss carryforwards	$(1,122,076,098)
Post-October capital loss deferral	$(25,121,678)

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(215,235,940)
2/28/2018	(906,840,158)
Total	$(1,122,076,098)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,502,647,130	$267,979,874	$(688,624,232)	$(420,644,358)

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $111,462,201.

31

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

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GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

33

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the

34

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

35

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to enhance potential gain, manage against anticipated currency exchange rates, adjust exposure to foreign currencies and maintain the diversity and liquidity of the portfolio. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on

36

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to enhance potential gain, adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to enhance potential gain. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2010, the Fund used written option contracts to enhance potential return. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in

37

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	$—	—	$—
Options written	(7,593,720)	—	(3,563,998)	—	—	—
Options exercised
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—
Outstanding, end of year	$(7,593,720)	—	$(3,563,998)	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

38

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the

39

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

year ended February 28, 2010, the Fund used swap agreements to enhance potential gain. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$—	$—	$—	$6,547,094	$—	$6,547,094
Unrealized appreciation on futures contracts*	—	—	—	34,914	—	34,914
Unrealized appreciation on forward currency contracts	—	3,271,229	—	—	—	3,271,229
Total	$—	$3,271,229	$—	$6,582,008	$—	$9,853,237
Liabilities:
Written options outstanding	$—	$—	$—	$(1,712,115)	$—	$(1,712,115)
Unrealized depreciation on futures contracts*	—	—	—	(7,512,150)	—	(7,512,150)
Unrealized depreciation on forward currency contracts	—	(5,273,065)	—	—	—	(5,273,065)
Unrealized depreciation on swap agreements	—	—	—	(30,452)	—	(30,452)
Total	$—	$(5,273,065)	$—	$(9,254,717)	$—	$(14,527,782)

40

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$(32,692,208)	$—	$(32,692,208)
Futures contracts	—	—	—	4,256,749	—	4,256,749
Forward currency contracts	—	3,989,505	—	—	—	3,989,505
Swap contracts	—	—	—	(140,050)	—	(140,050)
Total	$—	$3,989,505	$—	$(28,575,509)	$—	$(24,586,004)
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$2,234,795	$—	$2,234,795
Written options	—	—	—	1,851,883	—	1,851,883
Futures contracts	—	—	—	12,419,173	—	12,419,173
Forward currency contracts	—	5,501,255	—	—	—	5,501,255
Swap contracts	—	—	—	(30,452)	—	(30,452)
Total	$—	$5,501,255	$—	$16,475,399	$—	$21,976,654

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights/warrants), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contract	Futures Contracts	Swap Agreements	Options	Rights/ Warrants
Average amount outstanding	$791,683,370	$228,204,766	$561,628	$1,781,369	$2,225,000

41

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.38% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.09% for Class IV shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.38% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.38% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.38% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $74,956 and $33,567, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $1,875,907,358 and $1,897,239,750, respectively. Securities disposed of through in-kind transactions for the ended February 28, 2010 was $285,886,439.

42

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.   Principal shareholders and related parties

As of February 28, 2010, 24.43% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 43.64% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.   Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,821,799	$134,795,005	24,667,921	$554,316,558
Shares issued to shareholders in reinvestment of distributions	1,151,413	29,417,970	1,343,947	36,964,534
Shares repurchased	(14,431,649)	(369,527,886)	(3,502,126)	(96,160,624)
Net increase (decrease)	(7,458,437)	$(205,314,911)	22,509,742	$495,120,468
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	9,373,640	$227,088,783	56,498,768	$1,087,585,834
Shares issued to shareholders in reinvestment of distributions	1,230,113	31,139,124	1,320,611	35,699,368
Shares repurchased	(43,764,218)	(1,105,058,306)	(18,958,207)	(381,913,012)
Net increase (decrease)	(33,160,465)	$(846,830,399)	38,861,172	$741,372,190

43

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	37,566,602	$943,897,308	22,188,760	$566,965,336
Shares issued to shareholders in reinvestment of distributions	2,801,043	72,288,666	5,699,175	154,153,325
Shares repurchased	(11,578,500)	(261,947,861)	(63,112,155)	(1,266,656,415)
Net increase (decrease)	28,789,145	$754,238,113	(35,224,220)	$(545,537,754)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

44

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

45

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

46

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2010 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$985.20	$2.61
2) Hypothetical	0.53%	$1,000.00	$1,022.17	$2.66
Class IV
1) Actual	0.47%	$1,000.00	$985.80	$2.31
2) Hypothetical	0.47%	$1,000.00	$1,022.46	$2.36
Class VI
1) Actual	0.44%	$1,000.00	$985.80	$2.17
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

47

GMO International Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $9,700,570 and recognized foreign source income of $122,184,000.

For taxable, non-corporate shareholders, 83.66% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $2,770,736 or if determined to be different, the qualified interest income of such year.

48

GMO International Core Equity Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

49

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

50

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

51

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

52

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

53

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

54

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned +50.4% for the fiscal year ended February 28, 2010, as compared with +62.8% for the MSCI ACWI (All Country World Index) ex-U.S. Index. During the fiscal year, the Fund was exposed to international equity securities through its investment in underlying GMO Trust mutual funds.

Underlying fund implementation detracted 11.5% from relative performance, as GMO International Growth Equity Fund and GMO International Intrinsic Value Fund underperformed their respective benchmarks during the period.

Asset allocation detracted 0.9% from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex-U.S. Index As of February 28, 2010

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
49.83%
3.71%
8.02%
$34,000,000
$30,000,000
$26,000,000
$22,000,000
$18,000,000
$14,000,000
$10,000,000
$6,000,000
$2,000,000
2/29/00
$9,982,000
$21,623,760
$12,833,620
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO International Equity Allocation Fund
MSCI ACWI ex-U.S. Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .18% on the purchase and .18% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.2%
Short-Term Investments	3.4
Preferred Stocks	2.5
Debt Obligations	0.1
Investment Funds	0.1
Options Purchased	0.1
Convertible Securities	0.0
Rights and Warrants	0.0
Private Equity Securities	0.0
Swaps	(0.0)
Written Options	(0.0)
Forward Currency Contracts	(0.1)
Futures	(0.1)
Other	0.8
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Country/Region Summary**	% of Investments
Euro Region***	21.0%
Japan	20.4
United Kingdom	16.3
Switzerland	5.8
Brazil	4.1
South Korea	4.0
Sweden	4.0
Russia	3.6
Australia	2.7
Singapore	2.7
Taiwan	2.1
China	1.8
Hong Kong	1.6
Turkey	1.6
Canada	1.2
Thailand	1.2
India	1.1
Norway	1.1
Denmark	1.0
Egypt	0.4
Hungary	0.3
Indonesia	0.3
Mexico	0.3
Poland	0.3
South Africa	0.3
Czech Republic	0.2
New Zealand	0.2
United States	0.2
Israel	0.1
Malaysia	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

2

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
19,426,834	GMO Emerging Markets Fund, Class VI	225,157,009
1,100,262	GMO Flexible Equities Fund, Class VI	20,420,861
19,206,712	GMO International Growth Equity Fund, Class IV	378,180,167
19,162,874	GMO International Intrinsic Value Fund, Class IV	374,634,191
2,921,108	GMO International Small Companies Fund, Class III	19,366,944
	TOTAL MUTUAL FUNDS (COST $1,147,457,452)	1,017,759,172
	SHORT-TERM INVESTMENTS — 0.0%
22,100	State Street Eurodollar Time Deposit, 0.01%, due 03/01/10	22,100
	TOTAL SHORT-TERM INVESTMENTS (COST $22,100)	22,100
	TOTAL INVESTMENTS — 100.0% (Cost $1,147,479,552)	1,017,781,272
	Other Assets and Liabilities (net) — (0.0%)	(50,019)
	TOTAL NET ASSETS — 100.0%	$1,017,731,253

See accompanying notes to the financial statements.

3

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $22,100) (Note 2)	$22,100
Investments in affiliated issuers, at value (cost $1,147,457,452) (Notes 2 and 10)	1,017,759,172
Receivable for investments sold	4,982,525
Receivable for Fund shares sold	49,975
Receivable for expenses reimbursed by Manager (Note 5)	19,376
Miscellaneous receivable	2,059
Total assets	1,022,835,207
Liabilities:
Payable for Fund shares repurchased	5,034,559
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	2,042
Accrued expenses	67,353
Total liabilities	5,103,954
Net assets	$1,017,731,253
Net assets consist of:
Paid-in capital	$1,228,820,231
Accumulated undistributed net investment income	4,742,142
Accumulated net realized loss	(86,132,840)
Net unrealized depreciation	(129,698,280)
$1,017,731,253
Net assets attributable to:
Class III shares	$1,017,731,253
Shares outstanding:
Class III	113,607,384
Net asset value per share:
Class III	$8.96

See accompanying notes to the financial statements.

4

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$27,681,336
Interest	5
Total investment income	27,681,341
Expenses:
Custodian, fund accounting agent and transfer agent fees	49,267
Legal fees	43,030
Audit and tax fees	33,372
Trustees fees and related expenses (Note 5)	15,332
Registration fees	14,792
Miscellaneous	12,001
Total expenses	167,794
Fees and expenses reimbursed by Manager (Note 5)	(145,935)
Expense reductions (Note 2)	(2,221)
Net expenses	19,638
Net investment income (loss)	27,661,703
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(29,625,725)
Net realized gain (loss)	(29,625,725)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	278,327,502
Net realized and unrealized gain (loss)	248,701,777
Net increase (decrease) in net assets resulting from operations	$276,363,480

See accompanying notes to the financial statements.

5

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$27,661,703	$23,486,299
Net realized gain (loss)	(29,625,725)	20,403,838
Change in net unrealized appreciation (depreciation)	278,327,502	(463,476,207)
Net increase (decrease) in net assets from operations	276,363,480	(419,586,070)
Distributions to shareholders from:
Net investment income
Class III	(22,901,437)	(24,219,892)
Net realized gains
Class III	(9,699,836)	(163,749,117)
	(32,601,273)	(187,969,009)
Net share transactions (Note 9):
Class III	253,658,379	370,949,981
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	647,780	725,960
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	254,306,159	371,675,941
Total increase (decrease) in net assets	498,068,366	(235,879,138)
Net assets:
Beginning of period	519,662,887	755,542,025
End of period (including accumulated undistributed net investment income of $4,742,142 and $0, respectively)	$1,017,731,253	$519,662,887

See accompanying notes to the financial statements.

6

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.17		$16.45		$17.96		$17.13	$15.19
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28		0.40		0.31		0.33	0.18
Net realized and unrealized gain (loss)	2.81		(7.20)		1.32		2.85	2.90
Total from investment operations	3.09		(6.80)		1.63		3.18	3.08
Less distributions to shareholders:
From net investment income	(0.20)		(0.39)		(1.00)		(0.83)	(0.47)
From net realized gains	(0.10)		(3.09)		(2.14)		(1.52)	(0.67)
Total distributions	(0.30)		(3.48)		(3.14)		(2.35)	(1.14)
Net asset value, end of period	$8.96		$6.17		$16.45		$17.96	$17.13
Total Return(b)	50.37%		(48.63)%		7.81%		19.33%	21.15%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,017,731		$519,663		$755,542		$758,757	$659,520
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.21%		3.46%		1.66%		1.87%	1.15%
Portfolio turnover rate	11%		33%		9%		4%	7%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.01%		0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01		$0.00	(f)	$0.00 (f)	$0.00 (f)

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI ACWI (All Country World Index) ex-U.S. Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds. The Fund also may invest in shares of other series of the Trust, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). Although the Fund's primary exposure is to foreign equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. As of February 28, 2010, shares of GMO Flexible Equities Fund were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP

8

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.36% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 86.42% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

9

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,017,759,172	$—	$—	$1,017,759,172
Short-Term Investments	22,100	—	—	22,100
Total	$1,017,781,272	$—	$—	$1,017,781,272

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's indirect investments in securities using Level 3 inputs were 1.36% of total net assets.

The Fund held no direct investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and

10

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to post-October capital losses and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$22,919,561	$24,217,411
Net long-term capital gain	9,681,712	163,751,598
Total distributions	$32,601,273	$187,969,009

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attribuutes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,742,142
Other Tax Attributes:
Capital loss carryforwards	$(165,440)
Post-October capital loss deferral	$(2,753,614)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(165,440)
Total	$(165,440)

11

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,230,693,338	$421,789	$(213,333,855)	$(212,912,066)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the

12

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 28, 2010, the premium on cash purchases and the fee on cash redemptions were each 0.18% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and/or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund's shares if the Fund will not incur transaction costs or will incur/reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to

13

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund's foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

14

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than the underlying funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of an underlying fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund's securities), Short Sales Risk (risk that an underlying fund's loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

15

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $15,332 and $6,519, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.581%	0.083%	0.664%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $345,337,942 and $95,961,770, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

16

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, the Fund had no shareholders who individually held more than 10% of the Fund's outstanding shares.

As of February 28, 2010, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	37,135,791	$324,432,360	31,165,724	$323,942,000
Shares issued to shareholders in reinvestment of distributions	3,381,013	29,900,935	18,335,555	179,922,703
Shares repurchased	(11,107,975)	(100,674,916)	(11,239,414)	(132,914,722)
Purchase premiums	—	533,167	—	547,551
Redemption fees	—	114,613	—	178,409
Net increase (decrease)	29,408,829	$254,306,159	38,261,865	$371,675,941

17

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$89,475,333	$66,257,591	$12,177,586	$4,103,768	$—	$225,157,009
GMO Flexible Equities Fund, Class VI	11,496,954	6,796,661	511,073	525,896	—	20,420,861
GMO International Growth Equity Fund, Class IV	214,063,176	124,439,716	42,892,632	11,608,326	—	378,180,167
GMO International Intrinsic Value Fund, Class IV	204,645,762	128,898,819	40,380,479	11,124,079	—	374,634,191
GMO International Small Companies Fund, Class III	—	18,945,155	—	319,267	—	19,366,944
Totals	$519,681,225	$345,337,942	$95,961,770	$27,681,336	$—	$1,017,759,172

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

19

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.67%	$1,000.00	$1,022.90	$3.36
2) Hypothetical	0.67%	$1,000.00	$1,021.47	$3.36

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund's distributions to shareholders include $9,681,712 from long-term capital gains.

For taxable, non-corporate shareholders, 80.85% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

21

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

22

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

23

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

24

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

GMO International Growth Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO International Growth Equity Fund returned +41.1% for the fiscal year ended February 28, 2010, as compared with +54.6% for the MSCI EAFE Index and +49.4% for the MSCI EAFE Growth Index. The Fund was invested substantially in international equity securities throughout the period.

Relative to the EAFE Growth Index, stock selection was the major detractor from relative performance. Holdings in British pharmaceutical GlaxoSmithKline and Japanese company Takeda Pharmaceutical were among the most significant underperformers. Adding value were holdings in Danish Vestas Wind Systems and Belgian beverage company Anheuser-Busch InBev.

Among the Fund's quantitative stock selection disciplines, stocks ranked highly by intrinsic value (with its boost of high quality) had market-like returns. Those stocks selected for their high quality characteristics underperformed and those with strong momentum also underperformed.

Sector weightings also had a negative impact on performance relative to the index. The Fund's focus on high quality companies resulted in an underweight to Financials and an overweight to Health Care, both which detracted from relative performance.

Currency allocation had a negative impact on relative performance as the impact from the Fund's underweight in the Australian dollar and overweight in the Japanese yen outweighed the value added from our overweight in the Swedish krone. Foreign currencies generally appreciated relative to the U.S. dollar, which boosted returns for U.S. investors. The MSCI EAFE Index returned almost 15% more in U.S. dollar terms than in local currency terms.

Country allocation had a slight negative impact. This was mainly from small underweights to Italy and Switzerland, and holding small cash balances in a strongly rising market, offset somewhat by the value added by the Fund's overweights in Canada and Belgium.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Growth Equity Fund Class III Shares and the MSCI EAFE Growth Index As of February 28, 2010

$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
11/30/01
$10,000,000
$16,947,210
$15,917,650
$14,828,200
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO International Growth Equity Fund
MSCI EAFE Growth Index
MSCI EAFE Index

Average Annual Total Returns[†]			
	1 Year	5 Year	Since Inception
Class III	41.10%	2.88%	**11/30/01** 6.60%
Class IV	41.26%	n/a	**7/12/06** -0.81%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

†   The Fund is the successor to the GMO International Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Growth Fund.

GMO International Growth Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.2%
Short-Term Investments	3.9
Futures Contracts	0.0
Forward Currency Contracts	0.0
Other	1.9
100.0%
Country Summary	% of Equity Investments
United Kingdom	23.1%
Japan	21.1
Switzerland	10.8
Australia	5.7
Sweden	5.4
Spain	4.7
Canada	4.3
Germany	4.3
France	4.0
Netherlands	2.9
Norway	2.5
Denmark	2.2
Singapore	2.2
Belgium	2.0
Hong Kong	1.9
Greece	1.0
Finland	0.5
Italy	0.5
Austria	0.4
Portugal	0.4
Ireland	0.1
100.0%

1

GMO International Growth Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Pharmaceuticals, Biotechnology & Life Sciences	16.1%
Materials	12.4
Banks	9.7
Food, Beverage & Tobacco	9.5
Telecommunication Services	6.1
Capital Goods	5.6
Energy	5.3
Retailing	4.5
Technology Hardware & Equipment	4.3
Software & Services	3.5
Household & Personal Products	3.2
Food & Staples Retailing	2.3
Automobiles & Components	2.3
Diversified Financials	2.3
Consumer Durables & Apparel	2.2
Health Care Equipment & Services	2.1
Utilities	1.6
Semiconductors & Semiconductor Equipment	1.5
Media	1.5
Commercial & Professional Services	1.3
Transportation	1.3
Consumer Services	0.6
Real Estate	0.4
Insurance	0.4
100.0%

2

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 94.2%
	Australia — 5.3%
480,384	AMP Ltd	2,551,715
187,432	ASX Ltd	6,118,353
222,026	Australia and New Zealand Banking Group Ltd	4,594,951
416,401	BHP Billiton Ltd	15,270,342
388,513	Brambles Ltd	2,415,335
99,538	Cochlear Ltd	5,649,787
679,761	Commonwealth Bank of Australia	32,763,227
1,100,514	Harvey Norman Holdings Ltd	3,767,051
264,493	JB Hi–Fi Ltd	4,613,378
91,309	Macquarie Group Ltd	3,695,106
94,808	Orica Ltd	2,119,004
2,096,830	OZ Minerals Ltd *	1,964,559
213,624	Rio Tinto Ltd	13,491,803
2,668,806	Telstra Corp Ltd	7,092,172
51,350	Westpac Banking Corp	1,200,398
292,084	Woodside Petroleum Ltd	11,360,817
1,219,178	Woolworths Ltd	29,296,421
107,283	WorleyParsons Ltd	2,362,140
	Total Australia	150,326,559
	Austria — 0.4%
21,829	Andritz AG	1,239,345
145,925	Erste Group Bank AG	5,492,784
946,419	Immofinanz AG *	3,078,970
54,765	Voestalpine AG	1,928,149
	Total Austria	11,739,248
	Belgium — 1.9%
648,871	Anheuser-Busch InBev NV	32,402,802
132,454	Belgacom SA	4,960,570
23,836	Colruyt SA	5,950,550
270,253	Dexia SA *	1,461,118

See accompanying notes to the financial statements.

3

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Belgium — continued
12,322	Groupe Bruxelles Lambert SA	1,078,648
44,061	Mobistar SA	2,606,363
117,256	Nyrstar *	1,515,388
112,012	Umicore	3,353,941
	Total Belgium	53,329,380
	Canada — 4.0%
212,800	Canadian National Railway Co	11,184,033
48,800	Canadian Pacific Railway Ltd	2,355,590
116,400	First Quantum Minerals Ltd	9,071,279
168,100	HudBay Minerals Inc *	2,123,217
76,100	IGM Financial Inc	3,109,960
43,900	Imperial Oil Ltd	1,616,732
79,200	Metro Inc Class A	3,068,793
135,500	Pacific Rubiales Energy Corp *	2,157,028
43,900	Petrobank Energy & Resources Ltd *	2,271,769
197,900	Research In Motion Ltd *	14,021,522
168,100	Rogers Communications Inc Class B	5,538,897
56,500	Royal Bank of Canada	3,050,527
150,100	Shaw Communications Inc Class B	2,848,790
196,200	Shoppers Drug Mart Corp	8,204,524
784,900	Teck Resources Ltd Class B *	28,868,685
214,500	Toronto-Dominion Bank (The)	13,707,451
	Total Canada	113,198,797
	Denmark — 2.1%
198	AP Moller – Maersk A/S Class A	1,514,711
64,098	Carlsberg A/S Class B	4,953,702
278,609	Danske Bank A/S *	6,334,090
51,532	H Lundbeck A/S	905,483
574,582	Novo-Nordisk A/S Class B	40,779,980
41,524	Novozymes A/S Class B	4,263,210
	Total Denmark	58,751,176

See accompanying notes to the financial statements.

4

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Finland — 0.4%
121,451	Alma Media Corp	1,240,614
51,325	Kone Oyj Class B *	2,166,709
95,164	Metso Oyj	2,952,856
451,704	Nokia Oyj	6,099,898
	Total Finland	12,460,077
	France — 3.8%
12,017	Air Liquide SA	1,434,623
25,138	ArcelorMittal	959,248
222,472	BNP Paribas	16,072,837
26,007	Compagnie Generale des Etablissements Michelin-Class B	1,813,471
100,538	Danone SA	5,872,766
54,092	Dassault Systemes SA	3,116,267
28,514	Electricite de France	1,428,991
71,582	Essilor International SA	4,310,659
63,085	Hermes International	8,482,480
29,686	Iliad SA	3,146,409
109,044	L'Oreal SA	11,279,542
19,368	Neopost SA	1,569,748
24,476	Publicis Groupe SA	963,829
48,853	Renault SA *	2,006,652
142,699	Sanofi-Aventis	10,414,501
26,517	Schneider Electric SA	2,832,979
213,610	SES SA	5,169,546
139,180	Silicon-On-Insulator Technologies *	1,823,803
81,137	Societe Generale	4,459,312
107,462	Technip SA	7,644,946
163,397	Total SA	9,104,903
12,531	Vallourec SA	2,388,228
	Total France	106,295,740
	Germany — 4.1%
19,281	Adidas AG	955,058
169,575	Aixtron AG	4,976,848
363,139	BASF AG	20,392,715

See accompanying notes to the financial statements.

5

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Germany — continued
61,849	Bayerische Motoren Werke AG	2,507,053
57,744	Beiersdorf AG	3,539,448
291,938	Deutsche Bank AG (Registered)	18,539,267
18,249	Fielmann AG	1,504,631
50,483	HeidelbergCement AG	2,570,918
1,676,590	Infineon Technologies AG *	9,145,945
54,878	MTU Aero Engines Holding AG	2,779,787
3,716	Puma AG Rudolf Dassler Sport	1,051,169
875,183	SAP AG	39,044,263
37,670	Software AG	4,351,677
147,031	Suedzucker AG	3,413,900
	Total Germany	114,772,679
	Greece — 0.9%
422,904	Alpha Bank A.E. *	3,996,732
207,700	EFG Eurobank Ergasias *	1,657,145
553,685	National Bank of Greece SA *	10,437,057
316,444	OPAP SA	6,526,754
241,983	Piraeus Bank SA *	2,021,195
88,155	Public Power Corp SA *	1,326,635
	Total Greece	25,965,518
	Hong Kong — 1.8%
1,721,500	CLP Holdings Ltd	11,894,485
907,374	Esprit Holdings Ltd	6,483,552
464,900	Hang Seng Bank Ltd	6,795,995
1,344,000	Hong Kong Electric Holdings Ltd	7,538,846
3,579,400	Hong Kong & China Gas	8,067,818
86,800	Hong Kong Aircraft Engineering Co Ltd	1,112,304
159,000	Hong Kong Exchanges & Clearing Ltd	2,661,505
850,000	Li & Fung Ltd	3,949,526
100,000	Sun Hung Kai Properties Ltd	1,387,556
84,500	Swire Pacific Ltd	944,599
	Total Hong Kong	50,836,186

See accompanying notes to the financial statements.

6

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Ireland — 0.1%
79,989	CRH Plc	1,823,023
	Italy — 0.5%
161,890	Ansaldo STS SPA	3,120,091
107,292	Azimut Holding SPA *	1,236,648
91,282	ENI SPA	2,060,145
261,738	Intesa San Paolo *	920,457
1,014,581	Parmalat SPA	2,561,743
68,938	Saipem SPA	2,282,579
106,628	Tenaris SA	2,218,409
	Total Italy	14,400,072
	Japan — 19.9%
40,200	ABC-Mart Inc	1,328,349
180,200	Aisin Seiki Co Ltd	4,718,802
708,000	Asahi Glass Co Ltd	7,051,891
358,400	Astellas Pharma Inc	13,484,828
175,950	Canon Inc	7,300,852
286,500	Chugai Pharmaceutical Co Ltd	5,521,137
365,000	Cosmo Oil Co Ltd	866,166
835	CyberAgent Inc	1,516,928
206,400	Daiichi Sankyo Co Ltd	4,174,988
65,700	Daito Trust Construction Co Ltd	3,211,622
238,200	Denso Corp	6,437,962
47,100	Disco Corp	2,584,725
245,300	Eisai Co Ltd	9,560,181
170,600	Elpida Memory Inc *	3,035,411
51,600	Fanuc Ltd	5,022,437
77,900	Fast Retailing Co Ltd	13,098,242
69,700	FujiFilm Holdings Corp	2,208,508
1,293,000	Fujitsu Ltd	8,383,657
44,300	Hirose Electric Co Ltd	4,703,713
117,200	Hisamitsu Pharmaceutical Co Inc	4,286,857
101,200	Hitachi Construction Machinery Co Ltd	2,066,303

See accompanying notes to the financial statements.

7

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
529,000	Hitachi Ltd *	1,734,027
115,400	Hokuriku Electric Power Co	2,607,836
360,700	Honda Motor Co Ltd	12,476,157
287,400	Hoya Corp	7,190,983
146,800	Ibiden Co Ltd	4,931,048
467	INPEX Corp	3,406,433
161,000	Itochu Corp	1,295,347
85,300	Ito En Ltd	1,308,597
747	Japan Tobacco Inc	2,713,327
84,000	JFE Holdings Inc	3,117,576
684	Kakaku.com Inc	2,678,975
689,000	Kao Corp	17,579,290
850	KDDI Corp	4,529,932
44,630	Keyence Corp	9,794,157
1,077,000	Kintetsu Corp	3,405,498
141,000	Koito Manufacturing Co Ltd	1,774,457
630,400	Komatsu Ltd	12,620,804
138,000	Kuraray Co Ltd	1,767,662
110,200	Lawson Inc	4,816,159
106,900	Makita Corp	3,409,437
456,000	Marubeni Corp	2,720,813
316,600	Mitsubishi Corp	7,897,253
1,034,000	Mitsubishi Electric Corp *	8,463,000
2,331,900	Mizuho Financial Group Inc	4,524,571
71,300	Murata Manufacturing Co Ltd	3,780,746
262,000	NHK Spring Co Ltd	2,159,695
167,200	Nidec Corp	16,255,658
215,000	Nikon Corp	4,713,428
72,600	Nintendo Co Ltd	19,773,670
477,000	Nippon Electric Glass Co Ltd	6,178,317
880,000	Nippon Mining Holdings Inc	4,381,144
1,783,100	Nissan Motor Co Ltd *	14,100,836
53,000	Nissha Printing Co Ltd	1,875,264
88,500	Nitori Co Ltd	7,106,836

See accompanying notes to the financial statements.

8

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
195,200	Nitto Denko Corp	7,164,178
144,000	Nomura Research Institute Ltd	3,159,615
550,000	NSK Ltd	3,864,989
9,209	NTT Docomo Inc	14,221,905
625,000	Odakyu Electric Railway Co Ltd	5,309,751
142,800	Olympus Corp	4,395,999
53,100	Ono Pharmaceutical Co Ltd	2,448,418
32,300	Oriental Land Co Ltd	2,311,378
20,810	ORIX Corp	1,594,554
250,000	Pacific Metals Co Ltd	1,825,819
4,267	Rakuten Inc	3,284,204
148,000	Resona Holdings Inc	1,786,455
72,300	Sankyo Co Ltd	3,487,467
1,054,000	Sanyo Electric Co Ltd *	1,777,622
85,600	Secom Co Ltd	3,922,575
344,900	Seven & I Holdings Co Ltd	7,773,238
686	Seven Bank Ltd	1,423,168
496,000	Sharp Corp	5,739,434
27,200	Shimamura Co Ltd	2,368,493
227,600	Shin-Etsu Chemical Co Ltd	12,218,761
99,400	Shinko Electric Industries Co Ltd	1,436,854
182,000	Shionogi & Co Ltd	3,716,966
225,000	Shiseido Co Ltd	4,986,960
224,200	SoftBank Corp	5,859,893
197,700	Stanley Electric Co Ltd	3,622,993
530,400	Sumitomo Electric Industries Ltd	6,369,271
579,000	Sumitomo Metal Mining Co Ltd	8,227,912
187,200	Suzuki Motor Corp	3,981,095
260,000	Taiyo Nippon Sanso Corp	2,363,074
624,900	Takeda Pharmaceutical Co Ltd	28,308,601
241,400	Terumo Corp	13,066,241
364,000	Tobu Railway Co Ltd	1,999,251
261,000	Toho Zinc Co Ltd	1,143,957
164,300	Tokyo Electron Ltd	10,131,857

See accompanying notes to the financial statements.

9

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
3,850,000	Toshiba Corp *	19,258,122
110,900	Toyoda Gosei Co Ltd	2,867,956
85,500	Toyota Boshoku Corp	1,472,167
120,000	Toyota Tsusho Corp	1,720,339
104,000	Toyo Suisan Kaisha Ltd	2,896,281
154,000	Trend Micro Inc	5,292,180
113,300	Tsumura & Co	3,475,886
77,900	Unicharm Corp	7,465,288
21,797	Yahoo Japan Corp	8,158,532
62,490	Yamada Denki Co Ltd	4,357,125
	Total Japan	559,909,316
	Netherlands — 2.8%
252,950	ASML Holding NV	7,782,623
129,861	Crucell NV *	2,485,398
46,399	Fugro NV	2,695,737
90,150	Heineken NV	4,417,905
986,008	Koninklijke KPN NV	15,698,491
415,740	Koninklijke Philips Electronics NV	12,156,399
79,217	Randstad Holdings NV *	3,312,544
314,718	Reed Elsevier NV	3,601,393
131,490	TNT NV	3,400,498
741,688	Unilever NV	22,296,673
	Total Netherlands	77,847,661
	Norway — 2.3%
288,600	Acergy SA	4,764,912
174,000	Aker Solutions ASA	2,305,937
561,200	DnB NOR ASA *	6,100,543
5,672,000	Marine Harvest *	4,953,660
710,800	Norsk Hydro ASA *	4,787,872
263,400	Petroleum Geo–Services ASA *	3,340,667
51,000	Schibsted ASA *	1,260,744
571,700	Seadrill Ltd	13,156,721

See accompanying notes to the financial statements.

10

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Norway — continued
146,450	Statoil ASA	3,288,741
99,200	Subsea 7 Inc *	1,826,178
752,500	Telenor ASA *	9,510,941
252,200	TGS Nopec Geophysical Co ASA *	4,832,690
138,080	Yara International ASA	5,688,125
	Total Norway	65,817,731
	Portugal — 0.4%
310,727	EDP Renovaveis SA *	2,501,751
603,538	Portugal Telecom SGPS SA	6,369,088
2,011,954	Sonae	2,233,892
	Total Portugal	11,104,731
	Singapore — 2.0%
1,041,000	Ezra Holdings Ltd	1,657,181
4,428,000	Genting Singapore Plc *	2,818,699
8,249,000	Golden Agri-Resources Ltd *	3,106,934
836,000	Keppel Corp Ltd	5,001,559
842,000	Keppel Land Ltd	1,962,354
2,212,000	Midas Holdings Ltd	1,572,662
735,000	Olam International Ltd	1,269,449
225,000	Oversea-Chinese Banking Corp Ltd	1,357,225
1,117,000	SembCorp Marine Ltd	2,944,246
1,121,000	Singapore Exchange Ltd	6,144,423
2,439,000	Singapore Press Holdings Ltd	6,432,184
2,318,000	Singapore Technologies Engineering Ltd	5,160,473
5,400,500	Singapore Telecommunications	11,707,202
1,367,000	StarHub Ltd	2,081,467
856,000	Wilmar International Ltd	3,952,041
	Total Singapore	57,168,099
	Spain — 4.4%
70,031	ACS Actividades de Construccion y Servicios SA	3,110,109
830,485	Banco Bilbao Vizcaya Argentaria SA	10,769,988
3,648,279	Banco Santander SA	47,432,020

See accompanying notes to the financial statements.

11

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Spain — continued
230,587	Bankinter SA	1,879,920
140,388	Iberdrola SA	1,128,989
209,347	Inditex SA	12,336,260
467,310	Mapfre SA	1,681,576
74,156	Obrascon Huarte Lain SA	1,639,329
52,340	Tecnicas Reunidas SA	2,941,944
1,775,045	Telefonica SA	41,625,612
	Total Spain	124,545,747
	Sweden — 5.1%
284,943	Alfa Laval AB	4,040,732
211,979	Alliance Oil Company Ltd SDR *	2,968,698
197,617	Assa Abloy AB Class B	3,709,105
237,242	Atlas Copco AB	3,062,539
279,224	Atlas Copco AB Class A	3,951,734
848,527	Boliden AB	10,378,681
284,909	Electrolux AB Series B *	6,063,488
91,891	Elekta AB Class B	2,313,640
748,223	Hennes & Mauritz AB Class B	45,390,096
291,838	Hexagon AB Class B	3,918,650
224,357	Kinnevik Investment AB	3,667,944
400,823	Lundin Petroleum AB *	3,043,685
54,307	Millicom International Cellular SA SDR	4,606,454
120,655	Modern Times Group AB Class B	6,625,139
1,243,476	Nordea Bank AB	12,132,100
80,954	Oriflame Cosmetics SA SDR	4,721,644
594,713	Sandvik AB	6,406,134
137,433	Scania AB Class B	1,942,974
144,760	Securitas AB Class B	1,561,945
174,000	Skandinaviska Enskilda Banken AB Class A *	1,050,853
78,106	SKF AB Class B	1,233,752
301,334	Swedish Match AB	6,861,335
232,463	Tele2 AB Class B	3,454,278
	Total Sweden	143,105,600

See accompanying notes to the financial statements.

12

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Switzerland — 10.2%
79,525	Actelion Ltd (Registered) *	4,049,652
230,461	Compagnie Financiere Richemont SA Class A	7,777,356
114,317	Credit Suisse Group AG (Registered)	5,089,490
26,545	Geberit AG (Registered)	4,548,102
48,917	Holcim Ltd *	3,236,092
24,790	Kuehne & Nagel International AG (Registered)	2,246,414
1,471,035	Nestle SA (Registered)	73,228,289
70,249	Nobel Biocare Holding AG	1,786,960
1,482,268	Novartis AG (Registered)	82,131,291
386,656	Roche Holding AG (Non Voting)	64,598,407
5,392	SGS SA (Registered)	7,218,194
87,341	Sonova Holding AG (Registered)	10,881,972
19,477	Swatch Group AG	5,417,608
11,174	Swisscom AG (Registered)	3,838,512
9,430	Syngenta AG (Registered)	2,443,495
71,411	Synthes Inc	8,521,365
	Total Switzerland	287,013,199
	United Kingdom — 21.8%
585,628	3i Group Plc	2,351,752
243,081	Admiral Group Plc	4,599,528
1,223,214	Anglo American Plc *	44,586,539
516,526	Antofagasta Plc	6,966,304
651,313	AstraZeneca Plc	28,768,412
218,261	Autonomy Corp Plc *	5,096,660
994,233	Barclays Plc	4,751,316
534,390	BG Group Plc	9,340,278
807,674	British American Tobacco Plc	27,461,485
886,475	Burberry Group Plc	8,457,639
635,658	Capita Group Plc	6,949,583
1,027,716	Centrica Plc	4,386,904
1,436,721	Cobham Plc	5,291,571
1,946,804	Diageo Plc	31,724,380
114,866	Drax Group Plc	700,275
470,397	Eurasian Natural Resources Corp	7,375,910

See accompanying notes to the financial statements.

13

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
475,732	Experian Plc	4,404,304
6,042,934	GlaxoSmithKline Plc	111,721,607
770,121	HSBC Holdings Plc	8,448,435
384,464	ICAP Plc	1,911,865
298,424	Inmarsat Plc	3,338,127
216,084	Intertek Group Plc	4,224,441
223,174	JD Wetherspoon Plc *	1,528,905
499,109	Kazakhmys Plc *	10,209,515
345,008	Man Group Plc	1,183,064
382,724	Marks & Spencer Group Plc	1,927,346
299,331	Micro Focus International Plc	2,151,751
270,835	Next Plc	7,746,014
690,658	Old Mutual Plc *	1,194,882
565,177	Petrofac Ltd	8,854,481
100,645	Petropavlovsk Plc	1,450,232
158,472	Premier Oil Plc *	2,654,621
27,199	Randgold Resources Ltd	1,954,816
658,082	Reckitt Benckiser Group Plc	34,645,119
1,157,503	Reed Elsevier Plc	8,672,421
234,592	Rightmove Plc	2,271,194
410,025	Rio Tinto Plc	21,173,924
206,241	Royal Dutch Shell Plc A Shares (London)	5,631,846
177,933	Royal Dutch Shell Plc B Shares (London)	4,660,986
638,628	SABMiller Plc	16,754,919
353,315	Sage Group Plc (The)	1,276,320
348,886	Shire Plc	7,500,207
182,358	Smiths Group Plc	2,889,810
492,089	Smith & Nephew Plc	5,056,999
1,745,493	Standard Chartered Plc	41,602,259
273,077	TUI Travel Plc	1,142,296
336,947	Tullett Prebon Plc	1,468,608
558,011	Tullow Oil Plc	10,127,896
73,760	Unilever Plc	2,168,978
246,473	Vedanta Resources Plc	9,582,577
4,882,839	Vodafone Group Plc	10,551,077

See accompanying notes to the financial statements.

14

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	134,109	Weir Group Plc (The)	1,597,258
	727,386	William Hill Plc	2,166,909
	3,153,060	Xstrata Plc *	49,560,770
		Total United Kingdom	614,215,315
		TOTAL COMMON STOCKS (COST $2,633,315,128)	2,654,625,854
		SHORT-TERM INVESTMENTS — 3.9%
USD	25,000,000	BNP Paribas Time Deposit, 0.13%, due 03/01/10	25,000,000
NOK	59,278	Brown Brothers Harriman Time Deposit, 0.99%, due 03/01/10	10,029
DKK	54,028	Brown Brothers Harriman Time Deposit, 0.15%, due 03/01/10	9,907
NZD	1,431	Brown Brothers Harriman Time Deposit, 1.75%, due 03/01/10	999
HKD	77,694	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,008
SEK	74,102	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,419
EUR	13,319	Brown Brothers Harriman Time Deposit, 0.04%, due 03/01/10	18,176
CHF	10,693	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	9,968
AUD	11,606	Brown Brothers Harriman Time Deposit, 2.93%, due 03/01/10	10,394
USD	6,416	Brown Brothers Harriman Time Deposit, 0.03%, due 03/01/10	6,416
JPY	4,035,640	Citibank Time Deposit, 0.01%, due 03/01/10	45,413
SGD	56,220	Citibank Time Deposit, 0.01%, due 03/01/10	39,994
CAD	43,627	Citibank Time Deposit, 0.05%, due 03/01/10	41,277
USD	25,000,000	Commerzbank Time Deposit, 0.12%, due 03/01/10	25,000,000
GBP	26,066	HSBC Bank (London) Time Deposit, 0.06%, due 03/01/10	39,683
USD	10,600,000	HSBC Bank Time Deposit, 0.13%, due 03/01/10	10,600,000
USD	25,000,000	Royal Bank of Canada Time Deposit, 0.13%, due 03/01/10	25,000,000
USD	25,000,000	Societe Generale Time Deposit, 0.14%, due 03/01/10	25,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $110,852,683)	110,852,683
		TOTAL INVESTMENTS — 98.1% (Cost $2,744,167,811)	2,765,478,537
		Other Assets and Liabilities (net) — 1.9%	54,113,557
		TOTAL NET ASSETS — 100.0%	$2,819,592,094

See accompanying notes to the financial statements.

15

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/23/10	CHF	4,172,000	$3,885,003	$(2,708)
4/23/10	CHF	43,003,521	40,045,258	(137,063)
4/23/10	EUR	1,096,835	1,493,394	(9,742)
4/23/10	EUR	4,890,000	6,657,971	(3,148)
4/23/10	EUR	2,459,799	3,349,135	(32,717)
4/23/10	GBP	5,097,000	7,768,952	2,806
4/23/10	GBP	3,098,584	4,722,926	(159,414)
4/23/10	GBP	17,762,705	27,074,281	(887,591)
4/23/10	HKD	52,132,174	6,718,694	3,892
4/23/10	JPY	2,883,480,016	32,464,092	689,507
4/23/10	JPY	6,263,756,561	70,521,442	1,434,780
4/23/10	NOK	13,379,196	2,258,320	(16,550)
4/23/10	SEK	143,109,960	20,074,175	191,993
4/23/10	SEK	147,446,626	20,682,484	71,734
4/23/10	SEK	143,109,960	20,074,175	99,165
			$267,790,302	$1,244,944
Sales #
4/23/10	AUD	21,882,517	$19,499,051	$48,602
4/23/10	AUD	21,882,517	19,499,050	100,463
4/23/10	CAD	36,147,437	34,351,114	206,665
4/23/10	CAD	36,147,437	34,351,114	222,332
4/23/10	JPY	2,929,380,818	32,980,873	(494,607)
4/23/10	SGD	25,270,713	17,967,717	11,723
4/23/10	SGD	25,270,713	17,967,717	19,836
			$176,616,636	$115,014

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.

16

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
174	CAC 40	March 2010	$8,777,380	$(87,202)
30	Amsterdam Exchanges	March 2010	2,599,225	(37,509)
33	DAX	March 2010	6,282,533	(87,246)
452	FTSE 100	March 2010	36,813,912	116,779
7	FTSE/MIB	March 2010	1,004,435	(16,101)
124	Hang Seng	March 2010	16,397,994	325,153
37	IBEX 35	March 2010	5,202,908	(110,427)
610	MSCI Singapore	March 2010	28,674,165	22,887
4,385	OMXS 30	March 2010	58,428,006	498,185
146	TOPIX	March 2010	14,624,598	(143,144)
			$178,805,156	$481,375
Sales
329	S&P Toronto 60	March 2010	$42,511,728	$(394,205)
23	SPI 200	March 2010	2,367,635	(63,159)
			$44,879,363	$(457,364)

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

17

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

MSCI - Morgan Stanley Capital International

SDR - Swedish Depository Receipt

*  Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

18

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $2,744,167,811) (Note 2)	$2,765,478,537
Receivable for investments sold	284,984
Receivable for Fund shares sold	36,997,178
Dividends and interest receivable	6,055,872
Foreign taxes receivable	2,020,968
Unrealized appreciation on open forward currency contracts (Note 4)	3,103,498
Receivable for collateral on open futures contracts (Note 4)	13,504,155
Receivable for variation margin on open futures contracts (Note 4)	1,309,766
Receivable for expenses reimbursed by Manager (Note 5)	199,920
Total assets	2,828,954,878
Liabilities:
Payable to broker for closed futures contracts	26,170
Payable for investments purchased	298,657
Payable for Fund shares repurchased	5,446,532
Payable to affiliate for (Note 5):
Management fee	1,055,408
Shareholder service fee	217,471
Trustees and Chief Compliance Officer of GMO Trust fees	5,339
Unrealized depreciation on open forward currency contracts (Note 4)	1,743,540
Accrued expenses	569,667
Total liabilities	9,362,784
Net assets	$2,819,592,094
Net assets consist of:
Paid-in capital	$3,610,137,505
Accumulated undistributed net investment income	6,922,911
Accumulated net realized loss	(820,364,686)
Net unrealized appreciation	22,896,364
$2,819,592,094
Net assets attributable to:
Class III shares	$599,454,584
Class IV shares	$2,220,137,510
Shares outstanding:
Class III	30,460,952
Class IV	112,765,686
Net asset value per share:
Class III	$19.68
Class IV	$19.69

See accompanying notes to the financial statements.

19

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $5,096,975)	$64,278,772
Interest	78,878
Total investment income	64,357,650
Expenses:
Management fee (Note 5)	12,726,794
Shareholder service fee – Class III (Note 5)	960,069
Shareholder service fee – Class IV (Note 5)	1,714,782
Custodian and fund accounting agent fees	1,195,247
Legal fees	130,470
Audit and tax fees	83,362
Trustees fees and related expenses (Note 5)	46,102
Transfer agent fees	45,234
Registration fees	5,217
Miscellaneous	62,138
Total expenses	16,969,415
Fees and expenses reimbursed by Manager (Note 5)	(1,500,183)
Expense reductions (Note 2)	(544)
Net expenses	15,468,688
Net investment income (loss)	48,888,962
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(332,500,403)
Closed futures contracts	10,578,206
Foreign currency, forward contracts and foreign currency related transactions	(24,719,186)
Net realized gain (loss)	(346,641,383)
Change in net unrealized appreciation (depreciation) on:
Investments	1,080,966,472
Open futures contracts	6,690,621
Foreign currency, forward contracts and foreign currency related transactions	15,306,962
Net unrealized gain (loss)	1,102,964,055
Net realized and unrealized gain (loss)	756,322,672
Net increase (decrease) in net assets resulting from operations	$805,211,634

See accompanying notes to the financial statements.

20

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$48,888,962	$72,934,068
Net realized gain (loss)	(346,641,383)	(432,238,819)
Change in net unrealized appreciation (depreciation)	1,102,964,055	(1,217,012,018)
Net increase (decrease) in net assets from operations	805,211,634	(1,576,316,769)
Distributions to shareholders from:
Net investment income
Class III	(23,585,622)	(30,802,113)
Class IV	(68,814,208)	(84,945,522)
Total distributions from net investment income	(92,399,830)	(115,747,635)
Net realized gains
Class III	—	(33,779,254)
Class IV	—	(88,650,878)
Total distributions from net realized gains	—	(122,430,132)
	(92,399,830)	(238,177,767)
Net share transactions (Note 9):
Class III	(161,885,236)	40,576,827
Class IV	284,191,131	223,699,073
Increase (decrease) in net assets resulting from net share transactions	122,305,895	264,275,900
Total increase (decrease) in net assets	835,117,699	(1,550,218,636)
Net assets:
Beginning of period	1,984,474,395	3,534,693,031
End of period (including accumulated undistributed net investment income of $6,922,911 and $75,464,465, respectively)	$2,819,592,094	$1,984,474,395

See accompanying notes to the financial statements.

21

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$14.46		$27.68		$31.37		$29.90	$27.22
Income (loss) from investment operations:
Net investment income (loss)†	0.37		0.54		0.69		0.77	0.53
Net realized and unrealized gain (loss)	5.52		(11.93)		1.28		4.80	3.57
Total from investment operations	5.89		(11.39)		1.97		5.57	4.10
Less distributions to shareholders:
From net investment income	(0.67)		(0.88)		(0.40)		(0.49)	(0.10)
From net realized gains	—		(0.95)		(5.26)		(3.61)	(1.32)
Total distributions	(0.67)		(1.83)		(5.66)		(4.10)	(1.42)
Net asset value, end of period	$19.68		$14.46		$27.68		$31.37	$29.90
Total Return(a)	41.10%		(43.54)%		5.04%		19.21%	15.54%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$599,455		$564,067		$1,018,040		$950,332	$3,119,919
Net expenses to average daily net assets	0.65	%(b)	0.66	%(c)	0.67	%(c)	0.67%	0.68%
Net investment income (loss) to average daily net assets	2.00%		2.43%		2.13%		2.46%	1.89%
Portfolio turnover rate	65%		63%		92%		74%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.06%		0.05%		0.05%	0.08%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

22

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29
	2010		2009		2008		2007(a)
Net asset value, beginning of period	$14.46		$27.70		$31.38		$29.92
Income (loss) from investment operations:
Net investment income (loss)†	0.35		0.55		0.73		0.20
Net realized and unrealized gain (loss)	5.56		(11.95)		1.26		4.48
Total from investment operations	5.91		(11.40)		1.99		4.68
Less distributions to shareholders:
From net investment income	(0.68)		(0.89)		(0.41)		(0.50)
From net realized gains	—		(0.95)		(5.26)		(2.72)
Total distributions	(0.68)		(1.84)		(5.67)		(3.22)
Net asset value, end of period	$19.69		$14.46		$27.70		$31.38
Total Return(b)	41.26%		(43.53)%		5.11%		15.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,220,138		$1,420,407		$2,516,653		$2,864,791
Net expenses to average daily net assets	0.59	%(c)	0.60	%(d)	0.61	%(d)	0.61	%*
Net investment income (loss) to average daily net assets	1.89%		2.47%		2.24%		1.01	%*
Portfolio turnover rate	65%		63%		92%		74	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.06%		0.05%		0.05	%*

(a)  Period from July 12, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

(d)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

23

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO International Growth Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Growth Index. The Fund typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which

24

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market quotations are readily available are generally valued at the most recent quoted bid price. Short term debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 90.13% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

25

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$150,326,559	$—	$150,326,559
Austria	—	11,739,248	—	11,739,248
Belgium	—	53,329,380	—	53,329,380
Canada	113,198,797	—	—	113,198,797
Denmark	—	58,751,176	—	58,751,176
Finland	—	12,460,077	—	12,460,077
France	—	106,295,740	—	106,295,740
Germany	—	114,772,679	—	114,772,679
Greece	—	25,965,518	—	25,965,518
Hong Kong	—	50,836,186	—	50,836,186
Ireland	—	1,823,023	—	1,823,023
Italy	—	14,400,072	—	14,400,072
Japan	—	559,909,316	—	559,909,316
Netherlands	—	77,847,661	—	77,847,661
Norway	—	65,817,731	—	65,817,731
Portugal	—	11,104,731	—	11,104,731
Singapore	—	57,168,099	—	57,168,099
Spain	—	124,545,747	—	124,545,747
Sweden	—	143,105,600	—	143,105,600
Switzerland	—	287,013,199	—	287,013,199
United Kingdom	—	614,215,315	—	614,215,315
TOTAL COMMON STOCKS	113,198,797	2,541,427,057	—	2,654,625,854
Short-Term Investments	110,852,683	—	—	110,852,683
Total Investments	224,051,480	2,541,427,057	—	2,765,478,537
Derivatives
Forward Currency Contracts	—	3,103,498	—	3,103,498
Futures Contracts	—	963,004	—	963,004
Total Derivatives	—	4,066,502	—	4,066,502
Total	$224,051,480	$2,545,493,559	$—	$2,769,545,039

26

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(1,743,540)	$—	$(1,743,540)
Futures Contracts	(394,205)	(544,788)	—	(938,993)
Total	$(394,205)	$(2,288,328)	$—	$(2,682,533)

The Fund held no investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are

27

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards derivative contract transactions, differing treatment of dividend reserves, foreign currency transactions, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$92,399,830	$115,766,584
Net long-term capital gain	—	122,411,183
Total distributions	$92,399,830	$238,177,767

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

28

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$10,432,009
Other Tax Attributes:
Capital loss carryforwards	$(798,842,193)
Post-October capital loss deferral	$(2,957,204)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(208,609,786)
2/28/2018	$(590,232,407)
Total	$(798,842,193)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,762,955,899	$198,126,691	$(195,604,053)	$2,522,638

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

29

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and

30

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

31

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

32

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the

33

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to enhance potential gain, manage against anticipated currency exchange rates, adjust exposure to foreign currencies and maintain the diversity and liquidity of the portfolio. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to enhance potential gain, adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to enhance potential gain. The Fund had no purchased option contracts outstanding at the end of the period.

34

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security

35

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility

36

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$963,004	$—	$963,004
Unrealized appreciation on forward currency contracts	—	3,103,498	—	—	—	3,103,498
Total	$—	$3,103,498	$—	$963,004	$—	$4,066,502
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(938,993)	$—	$(938,993)
Unrealized depreciation on forward currency contracts	—	(1,743,540)	—	—	—	(1,743,540)
Total	$—	$(1,743,540)	$—	$(938,993)	$—	$(2,682,533)

37

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$(4,971,985)	$—	$(4,971,985)
Futures contracts	—	—	—	10,578,206	—	10,578,206
Forward currency contracts	—	(26,840,884)	—	—	—	(26,840,884)
Total	$—	$(26,840,884)	$—	$5,606,221	$—	$(21,234,663)
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$6,690,621	$—	$6,690,621
Forward currency contracts	—	15,030,113	—	—	—	15,030,113
Total	$—	$15,030,113	$—	$6,690,621	$—	$21,720,734

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Rights/Warrants
Average amount outstanding	$679,135,897	$128,237,558	$70,600

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at an annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and

38

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.09% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.50% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $46,102 and $20,574, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $1,607,117,675 and $1,564,563,124, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

39

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, 58.77% of the outstanding shares of the Fund were held by five shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Four of the shareholders are other funds of the Trust.

As of February 28, 2010, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 96.32% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,178,735	$55,629,413	11,893,535	$239,774,534
Shares issued to shareholders in reinvestment of distributions	1,004,291	18,257,187	2,513,470	58,342,144
Shares repurchased	(12,738,058)	(235,771,836)	(12,169,228)	(257,539,851)
Net increase (decrease)	(8,555,032)	$(161,885,236)	2,237,777	$40,576,827
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	48,775,661	$853,284,883	46,074,272	$942,225,145
Shares issued to shareholders in reinvestment of distributions	3,733,797	68,447,053	7,579,903	172,936,531
Shares repurchased	(37,956,677)	(637,540,805)	(46,297,143)	(891,462,603)
Net increase (decrease)	14,552,781	$284,191,131	7,357,032	$223,699,073

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

40

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Growth Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

41

GMO International Growth Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.65%	$1,000.00	$1,038.90	$3.29
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26
Class IV
1) Actual	0.59%	$1,000.00	$1,039.60	$2.98
2) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

42

GMO International Growth Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $5,096,975 and recognized foreign source income of $69,375,747.

For taxable, non-corporate shareholders, 58.50% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

43

GMO International Growth Equity Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

44

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

45

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

46

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

47

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Inflation Indexed Plus Bond Fund returned +33.0% for the for the fiscal year ended February 28, 2010, as compared with +12.2% for the Barclays Capital U.S. Treasury Inflation Notes Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Emerging Country Debt Fund (ECDF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Short-Duration Collateral Fund (SDCF).

The Fund outperformed the benchmark during the fiscal year by 20.7%. The Fund's investments in SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets interest-rate positioning, and developed markets currency selection.

Spread tightening in the asset-backed securities held by SDCF and Overlay Fund contributed more than 16.5% to the Fund's performance. Despite improved spreads, both SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, and Overlay Fund had 48, representing 16% and 15% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 70% of Overlay Fund's was rated AAA. More than 76% of each portfolio was rated single-A or better.

A small exposure to emerging country debt through investment in ECDF added value as spread tightening on the asset class contributed positively, as did positive contributions from both security and country selection within ECDF. Developed markets interest-rate positioning also contributed positively to performance as U.S. Treasury principal STRIPS outperformed zero-coupon LIBOR swaps during the year.

In developed markets currency selection, positions in Norwegian krone, sterling, and euros contributed positively during the year, as did an overweight position in low-delta, long-dated USD/JPY call options.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Inflation Indexed Plus Bond Fund Class III Shares and the Barclays Capital U.S. Treasury Inflation Notes Index As of February 28, 2010

$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
2006
2007
2008
2009
2010
5/31/06
$10,000,000
$12,503,140
$10,673,550
GMO Inflation Indexed Plus Bond Fund
Barclays Capital U.S. Treasury Inflation Notes Index

Average Annual Total Returns		
	1 Year	Since Inception
Class III*	32.96%	**5/31/06** 1.75%
Class VI	33.05%	**5/31/06** 1.84%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited. Performance for classes may vary due to different fees.

*   Class III performance information represents Class VI performance from May 31, 2006 to June 29, 2006 and Class III performance thereafter.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	96.6%
Short-Term Investments	4.3
Options Purchased	1.5
Loan Participations	0.3
Loan Assignments	0.1
Rights and Warrants	0.0
Futures	0.0
Promissory Notes	0.0
Forward Currency Contracts	0.0
Swaps	(0.6)
Written Options	(0.8)
Reverse Repurchase Agreements	(1.8)
Other	0.4
100.0%
Country / Region Summary**	% of Investments
United States	103.0%
Canada	6.2
Emerging***	5.9
Sweden	5.1
Euro Region****	3.1
Australia	0.6
United Kingdom	(1.1)
Switzerland	(7.3)
Japan	(15.5)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey, and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

****  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

1

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 22.2%
	U.S. Government — 22.2%
14,144,650	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a)	14,646,347
4,523,800	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15 (a)	4,746,810
21,418,000	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17 (a)	23,250,246
2,995,890	U.S. Treasury Inflation Indexed Bond, 1.38%, due 01/15/20 (a)	2,969,442
22,632,488	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28 (a) (b)	27,662,920
5,254,760	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a) (b)	6,677,239
4,866,760	U.S. Treasury Inflation Indexed Bond, 3.38%, due 04/15/32 (a)	5,927,183
3,996,480	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40 (a)	3,982,740
	Total U.S. Government	89,862,927
	TOTAL DEBT OBLIGATIONS (COST $89,928,449)	89,862,927
	MUTUAL FUNDS — 78.0%
	Affiliated Issuers — 78.0%
2,187,104	GMO Emerging Country Debt Fund, Class IV	18,524,773
13,970,321	GMO Short-Duration Collateral Fund	209,275,413
28,918	GMO Special Purpose Holding Fund (c)	15,905
2,749	GMO U.S. Treasury Fund	68,716
4,132,071	GMO World Opportunity Overlay Fund	88,013,103
	TOTAL MUTUAL FUNDS (COST $323,792,752)	315,897,910
	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.0%
19,389	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	19,389

See accompanying notes to the financial statements.

2

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — 0.1%
500,000	U.S. Treasury Bill, 0.25%, due 12/16/10 (b) (d)	498,993
	TOTAL SHORT-TERM INVESTMENTS (COST $517,768)	518,382
	TOTAL INVESTMENTS — 100.3% (Cost $414,238,969)	406,279,219
	Other Assets and Liabilities (net) — (0.3%)	(1,190,409)
	TOTAL NET ASSETS — 100.0%	$405,088,810

See accompanying notes to the financial statements.

3

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/16/10	AUD	11,000,000	$9,843,960	$(181,201)
3/23/10	CAD	1,900,000	1,805,680	9,601
4/20/10	CHF	2,700,000	2,514,163	(16,297)
4/27/10	EUR	1,700,000	2,314,634	(545)
3/30/10	GBP	400,000	609,801	(39,023)
3/09/10	JPY	600,000,000	6,753,529	99,115
3/02/10	NZD	6,600,000	4,608,449	(141,604)
			$28,450,216	$(269,954)
Sales #
3/16/10	AUD	5,100,000	$4,564,018	$(62,308)
3/23/10	CAD	6,700,000	6,367,396	131,149
4/27/10	EUR	700,000	953,084	206
3/30/10	GBP	5,600,000	8,537,219	325,645
3/09/10	JPY	80,000,000	900,471	(39,737)
3/02/10	NZD	6,600,000	4,608,449	58,575
			$25,930,637	$413,530

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/06/10	EUR	8,500,000	NOK	69,829,620	$224,564
4/13/10	SEK	17,323,000	EUR	1,700,000	(115,176)
4/13/10	EUR	3,600,000	SEK	35,882,266	131,446
					$240,834

See accompanying notes to the financial statements.

4

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3	Australian Government Bond 10 Yr.	March 2010	$279,191	$1,869
5	Australian Government Bond 3 Yr.	March 2010	462,345	4,436
153	Canadian Government Bond 10 Yr.	June 2010	17,252,036	165,927
17	Euro Bund	March 2010	2,887,228	52,797
9	Euro BOBL	March 2010	1,453,119	25,005
			$22,333,919	$250,034
Sales
36	Japanese Government Bond 10 Yr. (TSE)	March 2010	$56,662,562	$(57,629)
36	UK Gilt Long Bond	June 2010	6,269,852	(23,104)
21	U.S. Treasury Bond (CBT)	June 2010	2,471,438	(50,265)
140	U.S. Treasury Note 10 Yr. (CBT)	June 2010	16,447,813	(116,357)
17	U.S. Treasury Note 5 Yr. (CBT)	June 2010	1,970,937	(19,271)
15	U.S. Treasury Note 2 Yr. (CBT)	June 2010	3,261,563	(6,800)
			$87,084,165	$(273,426)

Swap Agreements

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
13,600,000	CHF9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	$(77,228)
92,600,000	SEK9/15/2015	JP Morgan Bank	Receive	3.25%	3 Month SEK STIBOR	107,850
6,800,000	CHF9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(38,614)
46,300,000	SEK9/15/2015	Barclays Bank PLC	Receive	3.25%	3 Month SEK STIBOR	53,925
13,600,000	CHF9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	(77,228)
						$(31,295)
					Premiums to (Pay) Receive	$79,528

#  Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.

5

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
285,000,000	USD	4/14/2010	Barclays Bank PLC	0.30%	Barclays TIPS Index
					Total Return (a)	$(1,339,013)
25,000,000	USD	4/15/2010	Barclays Bank PLC	(0.60%)	CPURNSA Index	720,201
						$(618,812)
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CPURNSA - Consumer Price All Urban Non-Seasonally Adjusted

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIPS - Treasury Inflation Protected Securities

TSE - Tokyo Stock Exchange

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 4).

(c)  Underlying investment represents interests in defaulted claims.

(d)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

6

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

7

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $90,446,217) (Note 2)	$90,381,309
Investments in affiliated issuers, at value (cost $323,792,752) (Notes 2 and 10)	315,897,910
Receivable for investments sold	4,400,000
Receivable for Fund shares sold	7,000,000
Dividends and interest receivable	654,829
Unrealized appreciation on open forward currency contracts (Note 4)	980,301
Receivable for open swap contracts (Note 4)	881,976
Receivable for expenses reimbursed by Manager (Note 5)	32,085
Total assets	420,228,410
Liabilities:
Payable for investments purchased	11,754,520
Payable for Fund shares repurchased	1,000,000
Payable to affiliate for (Note 5):
Management fee	76,527
Shareholder service fee	22,377
Trustees and Chief Compliance Officer of GMO Trust fees	709
Payable to broker for closed futures contracts	3,990
Payable for variation margin on open futures contracts (Note 4)	10,490
Unrealized depreciation on open forward currency contracts (Note 4)	595,891
Payable for open swap contracts (Note 4)	1,532,083
Accrued expenses	143,013
Total liabilities	15,139,600
Net assets	$405,088,810
Net assets consist of:
Paid-in capital	$472,972,447
Distributions in excess of net investment income	(25,462,540)
Accumulated net realized loss	(34,251,833)
Net unrealized depreciation	(8,169,264)
$405,088,810
Net assets attributable to:
Class III shares	$76,048,002
Class VI shares	$329,040,808
Shares outstanding:
Class III	4,133,119
Class VI	17,888,209
Net asset value per share:
Class III	$18.40
Class VI	$18.39

See accompanying notes to the financial statements.

8

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$4,687,293
Interest	2,661,739
Dividends	1,132
Total investment income	7,350,164
Expenses:
Management fee (Note 5)	998,649
Shareholder service fee – Class III (Note 5)	160,635
Shareholder service fee – Class VI (Note 5)	160,803
Custodian, fund accounting agent and transfer agent fees	162,001
Audit and tax fees	118,156
Legal fees	25,268
Trustees fees and related expenses (Note 5)	9,844
Registration fees	7,004
Miscellaneous	10,575
Total expenses	1,652,935
Fees and expenses reimbursed by Manager (Note 5)	(313,905)
Indirectly incurred fees waived or borne by Manager (Note 5)	(64,634)
Shareholder service fee waived (Note 5)	(23,143)
Net expenses	1,251,253
Net investment income (loss)	6,098,911
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,782,074
Investments in affiliated issuers	(348,400)
Realized gains distributions from affiliated issuers (Note 10)	3,003
Closed futures contracts	(2,186,659)
Closed swap contracts	23,819,085
Foreign currency, forward contracts and foreign currency related transactions	1,352,212
Net realized gain (loss)	24,421,315
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,653,817
Investments in affiliated issuers	72,995,126
Open futures contracts	(23,392)
Open swap contracts	7,939,613
Foreign currency, forward contracts and foreign currency related transactions	384,457
Net unrealized gain (loss)	83,949,621
Net realized and unrealized gain (loss)	108,370,936
Net increase (decrease) in net assets resulting from operations	$114,469,847

See accompanying notes to the financial statements.

9

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,098,911	$16,042,051
Net realized gain (loss)	24,421,315	(22,061,546)
Change in net unrealized appreciation (depreciation)	83,949,621	(94,300,285)
Net increase (decrease) in net assets from operations	114,469,847	(100,319,780)
Distributions to shareholders from:
Net investment income
Class III	(5,448,884)	(11,449,888)
Class VI	(12,391,638)	(37,250,183)
Total distributions from net investment income	(17,840,522)	(48,700,071)
Return of capital
Class III	(3,458,538)	—
Class VI	(8,000,942)	—
Total distributions from return of capital	(11,459,480)	—
	(29,300,002)	(48,700,071)
Net share transactions (Note 9):
Class III	(63,026,588)	9,787,174
Class VI	15,144,929	279,038,782
Increase (decrease) in net assets resulting from net share transactions	(47,881,659)	288,825,956
Redemption fees (Notes 2 and 9):
Class III	9,699	20,582
Class VI	21,546	90,895
Increase in net assets resulting from redemption fees	31,245	111,477
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(47,850,414)	288,937,433
Total increase (decrease) in net assets	37,319,431	139,917,582
Net assets:
Beginning of period	367,769,379	227,851,797
End of period (including distributions in excess of net investment income of $25,462,540 and $15,321,702, respectively)	$405,088,810	$367,769,379

See accompanying notes to the financial statements.

10

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007(a)
Net asset value, beginning of period	$14.88	$23.52		$25.47		$24.96
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.25	0.82		1.13		0.75
Net realized and unrealized gain (loss)	4.45	(6.90)		(0.21)		0.68
Total from investment operations	4.70	(6.08)		0.92		1.43
Less distributions to shareholders:
From net investment income	(0.72)	(2.56)		(2.81)		(0.87)
From net realized gains	—	—		(0.06)		(0.05)
Return of capital	(0.46)	—		—		—
Total distributions	(1.18)	(2.56)		(2.87)		(0.92)
Net asset value, end of period	$18.40	$14.88		$23.52		$25.47
Total Return(c)	32.96%	(26.89)%		3.95%		5.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$76,048	$114,859		$137,492		$260,205
Net operating expenses to average daily net assets(e)	0.38%	0.39	%(d)	0.37	%(d)	0.39	%*
Interest expense to average daily net assets	—	—		0.07%		—
Total net expenses to average daily net assets(e)	0.38%	0.39	%(d)	0.44	%(d)	0.39	%*
Net investment income (loss) to average daily net assets(b)	1.50%	4.17%		4.51%		4.37	%*
Portfolio turnover rate	44%	56%		131%		37	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.10%	0.11%		0.06%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.01		—		—

(a)  Period from June 29, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(f)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

11

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007(a)
Net asset value, beginning of period	$14.87	$23.51		$25.48		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.26	1.37		1.38		0.83
Net realized and unrealized gain (loss)	4.45	(7.43)		(0.45)		0.60
Total from investment operations	4.71	(6.06)		0.93		1.43
Less distributions to shareholders:
From net investment income	(0.72)	(2.58)		(2.84)		(0.90)
From net realized gains	—	—		(0.06)		(0.05)
Return of capital	(0.47)	—		—		—
Total distributions	(1.19)	(2.58)		(2.90)		(0.95)
Net asset value, end of period	$18.39	$14.87		$23.51		$25.48
Total Return(c)	33.05%	(26.82)%		4.00%		5.75	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$329,041	$252,911		$90,360		$1,874,841
Net operating expenses to average daily net assets(d)	0.29%	0.30	%(e)	0.29	%(e)	0.29	%*
Interest expense to average daily net assets	—	—		0.07%		—
Total net expenses to average daily net assets(d)	0.29%	0.30	%(e)	0.36	%(e)	0.29	%*
Net investment income (loss) to average daily net assets(b)	1.54%	7.73%		5.48%		4.33	%*
Portfolio turnover rate	44%	56%		131%		37	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.10%	0.09%		0.06%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.01		—		—

(a)  Period from May 31, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

12

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Inflation Indexed Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the Barclays Capital U.S. Treasury Inflation Notes Index. The Fund primarily makes investments that are indexed or otherwise "linked" to general measures of inflation in the country of issue. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other series of the Trust or other funds and/or (ii) directly by purchasing inflation-indexed bonds. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other series of the Trust. As a result, the Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests (including through investment in other series of the Trust) at least 80% of its assets in inflation indexed bonds (which include instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue). For these purposes, the term "bonds" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. To implement its investment strategies, the Fund may invest in or hold: inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position); derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to inflation indexed bonds and/or the global interest rate, credit, and currency markets); shares of SDCF (to gain exposure to asset-backed securities); shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds

13

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and may continue to hold material positions of below investment grade securities. This is in addition to the Fund's emerging country debt investments. The Fund also may invest in unaffiliated money market funds.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2010, shares of GMO Special Purpose Holding Fund and Overlay Fund were not publicly available.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.07% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

14

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 11.99% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$89,862,927	$—	$89,862,927
TOTAL DEBT OBLIGATIONS	—	89,862,927	—	89,862,927
Mutual Funds	315,882,005	15,905	—	315,897,910
Short-Term Investments	518,382	—	—	518,382
Total Investments	316,400,387	89,878,832	—	406,279,219

15

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$881,976	$—	$881,976
Futures Contracts	250,034	—	—	250,034
Forward Currency Contracts	—	980,301	—	980,301
Total	$316,650,421	$91,741,109	$—	$408,391,530

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(1,532,083)	$—	$(1,532,083)
Futures Contracts	(273,426)	—	—	(273,426)
Forward Currency Contracts	—	(595,891)	—	(595,891)
Total	$(273,426)	$(2,127,974)	$—	$(2,401,400)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's indirect investments in securities and other financial instruments using Level 3 inputs were 44.88% and (0.07)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Mutual Funds	$21,110	$—	$—	$—	$(5,205)	$(15,905)	$—
Total	$21,110	$—	$—	$—	$(5,205)	$(15,905)	$—

16

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon

17

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has adopted a tax year-end of December 31. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of December 31, 2009. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in

18

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment of amortization and accretion of debt securities, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions and post-October currency losses.

The tax character of distributions declared to shareholders is as follows:

	12/31/2009	12/31/2008
Ordinary income (including any net short-term capital gain)	$17,840,522	$144,796,844
Tax Return of Capital	$11,459,480	—
Total distributions	$29,300,002	$144,796,844

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of December 31, 2009, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(54,378,761)
Post-October currency loss deferral	$(1,238,089)

19

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the code related to share ownership activity. Such losses expire as follows:

12/31/2015	$(31,655,205)
12/31/2016	(22,723,556)
Total	$(54,378,761)

Utilization of the capital loss carryforwards, post-October capital losses and future losses, if any, realized subsequent to January 1, 2010, could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$444,962,265	$1,795,476	$(40,478,522)	$(38,683,046)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended December 31, 2009 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the periods ended December 31, 2006 through December 31, 2009.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized

20

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a

21

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2010 the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of non-inflation indexed (nominal) fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Typically, the value of inflation indexed fixed income securities will decline during periods of rising real interest rates. In addition, increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed fixed income securities may experience greater declines than nominal fixed income securities with similar maturities. There can be no assurance that the value of the Fund's inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where

22

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Derivatives Risk — Use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund's to focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on

23

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

24

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

25

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to

26

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

manage exposure of the portfolio to various currency markets. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to manage exposure of the portfolio to various fixed income markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price

27

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the

28

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to manage exposure of the portfolio to various fixed income markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

29

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$250,034	$—	$—	$—	$—	$250,034
Unrealized appreciation on forward currency contracts	—	980,301	—	—	—	980,301
Unrealized appreciation on swap agreements	161,775	—	—	—	720,201	881,976
Total	$411,809	$980,301	$—	$—	$720,201	$2,112,311
Liabilities:
Unrealized depreciation on futures contracts*	$(273,426)	$—	$—	$—	$—	$(273,426)
Unrealized depreciation on forward currency contracts	—	(595,891)	—	—	—	(595,891)
Unrealized depreciation on swap agreements	(1,532,083)	—	—	—	—	(1,532,083)
Total	$(1,805,509)	$(595,891)	$—	$—	$—	$(2,401,400)

30

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$(2,186,659)	$—	$—	$—	$—	$(2,186,659)
Forward currency contracts	—	1,356,468	—	—	—	1,356,468
Swap contracts	23,819,085	—	—	—	—	23,819,085
Total	$21,632,426	$1,356,468	$—	$—	$—	$22,988,894
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(23,392)	$—	$—	$—	$—	$(23,392)
Forward currency contracts	—	384,410	—	—	—	384,410
Swap contracts	7,219,412	—	—	—	720,201	7,939,613
Total	$7,196,020	$384,410	$—	$—	$720,201	$8,300,631

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$34,751,997	$88,009,575	$312,010,123

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the

31

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $9,844 and $3,295, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.022%	0.006%	0.019%	0.047%

32

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations and class exchanges, were as follows:

	Purchases	Sales
U.S. Government securities	$106,616,674	$62,154,393
Investments (non-U.S. Government securities)	109,755,450	110,366,247

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 74.66% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.07% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 83.50% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	21,496	$389,217	4,861,784	$80,097,939
Shares issued to shareholders in reinvestment of distributions	8,643	139,900	628,052	11,067,193
Shares repurchased	(3,615,300)	(63,555,705)	(3,617,561)	(81,377,958)
Redemption fees	—	9,699	—	20,582
Net increase (decrease)	(3,585,161)	$(63,016,889)	1,872,275	$9,807,756

33

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	1,044,739	$18,057,561	20,092,219	$400,069,195
Shares issued to shareholders in reinvestment of distributions	—	—	1,168,087	18,646,359
Shares repurchased	(162,375)	(2,912,632)	(8,097,642)	(139,676,772)
Redemption fees	—	21,546	—	90,895
Net increase (decrease)	882,364	$15,166,475	13,162,664	$279,129,677

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$11,878,915	$1,231,858	$17,166,247	$1,231,857	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV	—	17,166,247	—	—	—	—	18,524,773
GMO Short-Duration Collateral Fund	238,892,494	—	—	3,426,094	77,378,014	—	209,275,413
GMO Special Purpose Holding Fund	21,110	—	—	—	—	—	15,905
GMO U.S. Treasury Fund	—	91,357,345	91,300,000	29,342	—	3,003	68,716
GMO World Opportunity Overlay Fund	77,532,563	—	1,900,000	—	7,085,088	—	88,013,103
Totals	$328,325,082	$109,755,450	$110,366,247	$4,687,293	$84,463,102	$3,003	$315,897,910

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Inflation Indexed Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Plus Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

35

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,109.40	$2.25
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16
Class VI
1) Actual	0.34%	$1,000.00	$1,109.60	$1.78
2) Hypothetical	0.34%	$1,000.00	$1,023.11	$1.71

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended December 31, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For non-U.S. investors, GMO Inflation Indexed Plus Bond Fund hereby designates the maximum amount allowable as qualified income with respect to its taxable year ended December 31, 2009.

37

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Class	Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains from Sale of Securities & Other Property^	Net Long-Term Capital Gains from Sale of Securities & Other Property^	Distribution from Return of Capital
III	May 5, 2009	May 6, 2009	May 7, 2009	$0.20235833	$0.00000000	$0.00000000	$0.00000000
III	June 1, 2009	June 2, 2009	June 3, 2009	$0.14788863	$0.00000000	$0.00000000	$0.08845864
III	July 6, 2009	July 7, 2009	July 8, 2009	$0.11675982	$0.00000000	$0.00000000	$0.11788612
III	July 31, 2009	August 3, 2009	August 4, 2009	$0.12079036	$0.00000000	$0.00000000	$0.12195554
III	September 2, 2009	September 3, 2009	September 4, 2009	$0.13271383	$0.00000000	$0.00000000	$0.13399403
VI	May 5, 2009	May 6, 2009	May 7, 2009	$0.20235833	$0.00000000	$0.00000000	$0.00000000
VI	June 1, 2009	June 2, 2009	June 3, 2009	$0.14964825	$0.00000000	$0.00000000	$0.09023522
VI	July 6, 2009	July 7, 2009	July 8, 2009	$0.11735189	$0.00000000	$0.00000000	$0.11848390
VI	July 31, 2009	August 3, 2009	August 4, 2009	$0.12138440	$0.00000000	$0.00000000	$0.12255532
VI	September 2, 2009	September 3, 2009	September 4, 2009	$0.13354990	$0.00000000	$0.00000000	$0.13483816

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

38

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

39

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

40

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

41

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO International Intrinsic Value Fund returned +44.2% for the fiscal year ended February 28, 2010, as compared with +54.6% for the MSCI EAFE Index and +60.2% for the MSCI EAFE Value Index. The Fund was invested substantially in international equity securities throughout the period.

Relative to the MSCI EAFE Value Index, stock selection was the major detractor from relative performance. Holdings in high quality companies British pharmaceutical GlaxoSmithKline and Japanese food retailer Seven and I holdings were among the most significant underperformers. On the positive side were holdings in Japanese auto maker Nissan Motor and British cell phone service provider Vodafone, both of which outperformed.

Among the Fund's quantitative stock selection disciplines, stocks ranked highly by quality-adjusted value outperformed, those selected for their intrinsic value (with its boost of high quality) had more market-like returns while those with strong momentum underperformed significantly.

Sector weightings had a negative impact on performance relative to the index. The Fund's focus on high quality companies resulted in an underweight to Financials and overweight to Health Care, both of which detracted from relative performance.

Country allocation had a negative impact. This shortfall was mainly from the Fund's overweight to Japan, underweight to Spain, and holding small cash balances in a strongly rising market. These losses were offset somewhat by our overweight in Switzerland.

Currency allocation also had a negative impact on relative performance as the impact from our underweight in the Australian dollar and overweight in the Japanese yen outweighed the value added from our overweight in the Swedish krone. Foreign currencies generally appreciated relative to the U.S. dollar, which boosted returns for U.S. investors. The MSCI EAFE Index returned almost 15% more in U.S. dollar terms than in local currency terms.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $35,000,000 Investment in GMO International Intrinsic Value Fund Class III Shares and the MSCI EAFE Value Index As of February 28, 2010

$200,000,000
$185,000,000
$170,000,000
$155,000,000
$140,000,000
$125,000,000
$110,000,000
$95,000,000
$80,000,000
$65,000,000
$50,000,000
$35,000,000
$20,000,000
$5,000,000
2/29/00
$35,000,000
$65,125,200
$50,388,625
$38,831,485
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO International Intrinsic Value Fund
MSCI EAFE Value Index
MSCI EAFE Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class II	44.05%	1.05%	6.33%	n/a
Class III	44.21%	1.12%	6.41%	n/a
Class IV	44.22%	1.18%	6.48%	n/a
Class M	43.72%	0.82%	n/a	**10/2/03** 6.65%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.3%
Short-Term Investments	3.9
Options Purchased	0.2
Preferred Stocks	0.1
Swaps	(0.0)
Written Options	(0.0)
Forward Currency Contracts	(0.1)
Futures Contracts	(0.3)
Other	(0.1)
100.0%
Country Summary	% of Equity Investments
Japan	27.8%
United Kingdom	20.3
France	10.0
Italy	6.2
Switzerland	5.3
Australia	4.2
Germany	3.9
Spain	3.4
Sweden	3.1
Canada	3.0
Singapore	2.9
Netherlands	2.1
Hong Kong	1.8
Belgium	1.5
Greece	0.7
Ireland	0.7
Norway	0.7
Austria	0.6
Denmark	0.6
Finland	0.6
New Zealand	0.5
Portugal	0.1
Malta	0.0
100.0%

1

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Banks	16.2%
Pharmaceuticals, Biotechnology & Life Sciences	13.1
Energy	10.6
Materials	8.5
Capital Goods	7.2
Telecommunication Services	5.3
Automobiles & Components	4.3
Utilities	4.3
Retailing	3.7
Food, Beverage & Tobacco	3.4
Diversified Financials	3.3
Consumer Durables & Apparel	2.8
Technology Hardware & Equipment	2.3
Food & Staples Retailing	2.1
Transportation	2.1
Real Estate	2.0
Insurance	1.9
Software & Services	1.6
Media	1.4
Household & Personal Products	1.3
Health Care Equipment & Services	0.9
Consumer Services	0.7
Semiconductors & Semiconductor Equipment	0.7
Commercial & Professional Services	0.3
100.0%

2

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%
	Australia — 4.0%
1,092,521	Australia and New Zealand Banking Group Ltd	22,610,325
3,037,541	BlueScope Steel Ltd	6,580,527
815,427	Commonwealth Bank of Australia	39,302,079
15,984,486	GPT Group (REIT)	8,208,452
285,000	JB Hi-Fi Ltd	4,971,068
895,183	Macquarie Atlas Roads Group *	645,822
226,478	Macquarie Group Ltd	9,165,144
4,475,919	Macquarie Infrastructure Group	4,490,117
25,277,328	Macquarie Office Trust (REIT)	6,327,768
6,385,197	Mirvac Group (REIT)	8,714,875
658,654	National Australia Bank Ltd	15,007,688
1,751,928	Qantas Airways Ltd	4,132,186
4,851,964	Stockland (REIT)	17,588,925
1,710,390	Suncorp-Metway Ltd	13,077,044
1,072,390	TABCORP Holdings Ltd	6,492,257
3,808,909	Telstra Corp Ltd	10,121,919
493,578	Woodside Petroleum Ltd	19,198,071
368,822	Woolworths Ltd	8,862,663
	Total Australia	205,496,930
	Austria — 0.5%
160,306	Erste Group Bank AG	6,034,101
1,167,625	Immofinanz AG *	3,798,616
333,531	OMV AG	12,349,504
36,633	Voestalpine AG	1,289,763
231,250	Wienerberger AG *	3,944,503
	Total Austria	27,416,487
	Belgium — 1.5%
251,139	Anheuser-Busch InBev NV	12,541,179
21,522	Bekaert NV	3,473,246
256,174	Belgacom SA	9,594,040

See accompanying notes to the financial statements.

3

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Belgium — continued
37,317	Colruyt SA	9,316,022
100,966	Delhaize Group	7,802,130
1,615,398	Dexia SA *	8,733,618
2,070,261	Fortis *	7,072,302
284,915	KBC Groep NV *	12,884,877
57,923	Mobistar SA	3,426,349
127,239	Nyrstar *	1,644,406
	Total Belgium	76,488,169
	Canada — 2.9%
392,400	Bank of Montreal	20,884,243
82,700	Canadian National Railway Co	4,346,427
145,000	Canadian Pacific Railway Ltd	6,999,192
397,400	EnCana Corp	13,026,350
368,800	HudBay Minerals Inc *	4,658,194
165,600	IGM Financial Inc	6,767,535
198,700	Magna International Inc Class A	11,330,545
205,900	Methanex Corp	4,874,519
93,200	Metro Inc Class A	3,611,256
217,900	National Bank of Canada	12,477,167
286,700	Penn West Energy Trust	5,877,323
242,000	Royal Bank of Canada	13,065,976
65,968	Suncor Energy Inc	1,906,564
409,800	Sun Life Financial Inc	11,684,090
434,900	Teck Resources Ltd Class B *	15,995,657
190,600	Toronto-Dominion Bank (The)	12,180,141
	Total Canada	149,685,179
	Denmark — 0.6%
357,510	Danske Bank A/S *	8,127,880
10,789	Greentech Energy Systems A/S *	34,545
2,008	NeuroSearch A/S *	67,926
276,554	Novo-Nordisk A/S Class B	19,627,950
	Total Denmark	27,858,301

See accompanying notes to the financial statements.

4

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Finland — 0.5%
311,426	Neste Oil Oyj	4,447,862
592,715	Nokia Oyj	8,004,138
153,447	Rautaruukki Oyj	2,891,481
250,656	Sampo Oyj Class A	6,074,280
38,869	Stockmann Oyj AB Class A	1,271,388
196,811	Tieto Oyj	4,422,783
	Total Finland	27,111,932
	France — 9.6%
63,491	Air Liquide SA	7,579,731
443,327	ArcelorMittal	16,917,045
1,078,565	BNP Paribas	77,922,611
14,799	Bongrain SA *	1,086,786
113,781	Carrefour SA	5,246,885
111,812	Casino Guichard-Perrachon SA	8,983,416
17,020	CNP Assurances	1,524,755
274,425	Compagnie de Saint-Gobain	12,881,025
139,538	Dassault Systemes SA	8,038,853
156,014	Essilor International SA	9,395,144
539,277	France Telecom SA	12,615,647
3,655	Fromageries Bel	605,114
168,335	GDF Suez	6,169,526
74,105	Hermes International	9,964,242
110,597	L'Oreal SA	11,440,184
316,777	Natixis *	1,559,847
110,541	Nexans SA	7,792,083
315,804	Peugeot SA *	8,326,920
47,036	PPR	5,390,390
509,524	Renault SA *	20,928,853
310,423	Rhodia SA *	5,903,880
1,601,453	Sanofi-Aventis	116,877,717
36,511	Schneider Electric SA	3,900,702
773,010	Societe Generale	42,484,847
2,010,479	Technicolor *	2,665,880

See accompanying notes to the financial statements.

5

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	France — continued
84,179	Technip SA	5,988,572
1,071,446	Total SA	59,703,742
7,167	Vallourec SA	1,365,927
515,847	Vivendi SA	12,979,335
102,788	Wendel	5,751,726
	Total France	491,991,385
	Germany — 3.6%
120,141	Adidas AG	5,951,022
28,918	Allianz SE (Registered)	3,336,389
199,845	Aurubis AG	9,229,191
295,525	BASF AG	16,595,731
91,468	Bayerische Motoren Werke AG	3,707,661
40,620	Demag Cranes AG	1,338,923
151,191	Deutsche Bank AG (Registered)	9,601,252
449,598	Deutsche Post AG (Registered)	7,311,833
532,406	Deutsche Telekom AG (Registered)	6,854,581
438,544	E.ON AG	15,605,906
128,126	Freenet AG *	1,831,783
196,166	Gildemeister AG	2,531,380
219,638	Hannover Rueckversicherung AG (Registered) *	9,833,419
539,840	Heidelberger Druckmaschinen AG *	3,748,008
869,946	Infineon Technologies AG *	4,745,631
274,836	Kloeckner & Co AG *	6,384,278
131,621	MTU Aero Engines Holding AG	6,667,123
33,554	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5,189,507
23,089	Puma AG Rudolf Dassler Sport	6,531,337
91,150	RWE AG	7,719,322
162,250	Salzgitter AG	14,307,599
529,882	SAP AG	23,639,459
54,945	Software AG	6,347,302
137,559	ThyssenKrupp AG	4,353,961
21,964	Vossloh AG	2,155,731
	Total Germany	185,518,329

See accompanying notes to the financial statements.

6

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Greece — 0.7%
694,295	Alpha Bank A.E. *	6,561,563
769,132	National Bank of Greece SA *	14,498,270
492,435	OPAP SA	10,156,621
283,528	Piraeus Bank SA *	2,368,205
183,049	Public Power Corp SA *	2,754,684
	Total Greece	36,339,343
	Hong Kong — 1.8%
3,169,500	BOC Hong Kong Holdings Ltd	7,134,704
3,674,598	CLP Holdings Ltd	25,389,167
1,065,690	Esprit Holdings Ltd	7,614,783
131,000	Guoco Group	1,346,462
547,700	Hong Kong Ferry Co Ltd	445,045
2,808,969	Hong Kong Electric Holdings Ltd	15,756,239
5,462,300	Hong Kong & China Gas	12,311,796
123,900	Hong Kong Aircraft Engineering Co Ltd	1,587,725
9,373,000	Pacific Basin Shipping Ltd	7,478,302
385,000	Swire Pacific Ltd	4,303,794
2,283,900	Yue Yuen Industrial Holdings	6,780,229
	Total Hong Kong	90,148,246
	Ireland — 0.7%
1,456,776	C&C Group Plc	5,375,707
760,328	CRH Plc	17,328,578
205,711	DCC Plc	5,386,209
649,707	Irish Life & Permanent Group Holdings Plc *	2,431,868
370,177	Kingspan Group Plc *	2,523,302
258,658	Smurfit Kappa Group Plc *	2,132,000
	Total Ireland	35,177,664
	Italy — 6.0%
1,089,289	A2A SPA	1,881,834
184,641	Ansaldo STS SPA	3,558,569
2,776,136	Banca Monte dei Paschi di Siena SPA	4,110,754

See accompanying notes to the financial statements.

7

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Italy — continued
1,127,991	Bulgari SPA	8,728,087
954,586	CIR-Compagnie Industriali Riunite SPA *	1,997,560
9,545,777	Enel SPA	51,792,067
4,150,130	ENI SPA	93,664,368
138,089	Fiat SPA *	1,453,460
112,272	Fondiaria-Sai SPA-Di RISP	1,142,067
207,975	Italcementi SPA-Di RISP	1,277,929
186,928	Luxottica Group SPA	4,876,399
675,544	Maire Tecnimont SPA	2,099,156
1,594,906	Mediaset SPA	12,081,277
1,538,757	Milano Assicurazioni SPA	4,097,091
94,800	Natuzzi SPA ADR *	440,820
1,643,613	Parmalat SPA	4,150,002
128,356	Saipem SPA	4,249,946
1,678,926	Snam Rete Gas SPA	7,948,293
9,405,922	Telecom Italia SPA	13,398,208
11,274,253	Telecom Italia SPA-Di RISP	11,965,855
156,663	Tenaris SA	3,259,393
1,884,808	Terna SPA	7,748,627
22,995,822	UniCredit SPA *	58,117,309
	Total Italy	304,039,071
	Japan — 26.9%
257,800	Aeon Credit Service Co Ltd	2,635,070
1,949,050	Aiful Corp	2,921,669
320,300	Aisin Seiki Co Ltd	8,387,526
1,139,200	Alps Electric Co Ltd *	6,680,996
288,400	Asahi Breweries Ltd	5,527,720
1,020,000	Asahi Glass Co Ltd	10,159,505
2,199,000	Asahi Kasei Corp	11,435,988
773,300	Astellas Pharma Inc	29,095,472
763,000	Bank of Yokohama Ltd (The)	3,816,016
121,000	Canon Inc	5,020,762
138,700	Circle K Sunkus Co Ltd	1,740,144

See accompanying notes to the financial statements.

8

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
333,000	COMSYS Holdings Corp	3,191,752
2,947,000	Cosmo Oil Co Ltd	6,993,401
339,400	Credit Saison Co Ltd	4,304,509
613,900	CSK Holdings Corp *	2,638,466
2,831	CyberAgent Inc	5,143,023
452,350	Daiei Inc *	1,498,208
226,000	Daihatsu Motor Co Ltd	2,156,141
2,448,000	Daikyo Inc *	4,493,281
1,022,000	Dainippon Screen Manufacturing Co Ltd *	4,667,200
262,700	Daito Trust Construction Co Ltd	12,841,598
468,000	Daiwa Securities Group Inc	2,304,898
190,000	Dai Nippon Printing Co Ltd	2,510,225
1,607,000	Denki Kagaku Kogyo K K	6,479,775
310,800	Denso Corp	8,400,162
23,200	Disco Corp	1,273,155
291,500	Don Quijote Co Ltd	7,380,632
2,081,000	Dowa Holdings Co Ltd	11,742,289
1,543,000	Ebara Corp *	7,338,422
238,400	Electric Power Development Co Ltd	7,988,964
356,200	Elpida Memory Inc *	6,337,710
84,500	Fast Retailing Co Ltd	14,207,978
1,663,000	Fujikura Ltd	8,794,598
945,000	Fujitsu Ltd	6,127,267
1,283,000	Fuji Heavy Industries Ltd *	5,821,866
302,900	Fuji Oil Co Ltd	4,717,726
93,100	Funai Electric Co Ltd	4,011,153
921,000	Hanwa Co Ltd	3,658,374
10,089,000	Haseko Corp *	9,851,849
175,200	Hikari Tsushin Inc	3,060,396
37,500	Hirose Electric Co Ltd	3,981,698
1,580,000	Hitachi Ltd *	5,179,136
253,900	Hokkaido Electric Power Co Inc	5,032,353
988,900	Honda Motor Co Ltd	34,204,800
241,900	Hosiden Corp	2,912,839

See accompanying notes to the financial statements.

9

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
134,300	Ibiden Co Ltd	4,511,170
553	INPEX Corp	4,033,741
1,362,000	Itochu Corp	10,958,153
2,952	Japan Retail Fund Investment Corp (REIT)	3,497,245
382,200	JFE Holdings Inc	14,184,970
254,500	K's Holdings Corp	7,492,581
2,742,000	Kajima Corp	6,405,197
1,175,000	Kao Corp	29,979,195
3,907,000	Kawasaki Kisen Kaisha Ltd *	14,131,344
1,797	KDDI Corp	9,576,810
571,000	Komatsu Ltd	11,431,598
271,600	Konami Corp	5,085,122
35,300	Kyocera Corp	3,138,185
224,000	Kyowa Exeo Corp	1,901,402
101,300	Lawson Inc	4,427,195
1,301,800	Leopalace21 Corp *	6,254,687
1,849,000	Marubeni Corp	11,032,421
366,100	Matsui Securities Co Ltd	2,452,245
4,675,000	Mazda Motor Corp *	12,240,820
238,200	Miraca Holdings Inc	7,222,475
2,112,500	Mitsubishi Chemical Holdings Corp	9,566,359
1,027,800	Mitsubishi Corp	25,637,386
755,000	Mitsubishi Electric Corp *	6,179,463
377,000	Mitsubishi Gas Chemical Co Inc	2,037,178
966,000	Mitsubishi Rayon Co Ltd	4,094,683
3,353,800	Mitsubishi UFJ Financial Group Inc	17,082,608
199,590	Mitsubishi UFJ Lease & Finance Co Ltd	6,875,404
928,000	Mitsui Chemicals Inc	2,541,687
3,783,000	Mitsui Mining & Smelting Co Ltd *	10,364,441
2,562,000	Mitsui OSK Lines Ltd	16,500,563
17,571,500	Mizuho Financial Group Inc	34,093,872
145,600	Murata Manufacturing Co Ltd	7,720,570
208,000	Nabtesco Corp	2,609,663
2,204	Net One Systems Co Ltd	2,311,020

See accompanying notes to the financial statements.

10

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
378,000	NHK Spring Co Ltd	3,115,896
845,000	Nichirei Corp	3,246,883
92,500	Nidec Corp	8,993,112
36,500	Nintendo Co Ltd	9,941,308
351,000	Nippon Denko Co Ltd	2,157,678
361,000	Nippon Electric Glass Co Ltd	4,675,833
267,000	Nippon Kayaku Co Ltd	2,192,774
4,068,500	Nippon Mining Holdings Inc	20,255,323
5,088,000	Nippon Oil Corp	27,219,660
641,800	Nippon Telegraph & Telephone Corp	27,988,390
1,160,000	Nippon Yakin Koguo Co Ltd	3,443,842
2,835,000	Nippon Yusen KK	10,259,735
7,986,400	Nissan Motor Co Ltd *	63,156,815
775,000	Nisshinbo Holdings Inc	7,562,652
128,000	Nisshin Seifun Group Inc	1,688,659
40,050	Nitori Co Ltd	3,216,144
137,000	Nitto Denko Corp	5,028,137
710,800	Nomura Holdings Inc	5,233,422
132,600	Nomura Research Institute Ltd	2,909,479
20,645	NTT Docomo Inc	31,883,074
1,322,000	Obayashi Corp	5,107,625
26,400	Okinawa Electric Power Co	1,459,843
126,700	Olympus Corp	3,900,372
39,100	Ono Pharmaceutical Co Ltd	1,802,884
327,290	ORIX Corp	25,078,409
3,987,000	Osaka Gas Co Ltd	14,457,130
1,497,000	Pacific Metals Co Ltd	10,933,007
1,302,100	Pioneer Corp *	4,581,445
104,350	Point Inc	6,459,664
1,194,800	Resona Holdings Inc	14,422,003
874,000	Ricoh Company Ltd	12,080,531
141,000	Ryohin Keikaku Co Ltd	5,903,861
128,000	Saizeriya Co Ltd	2,347,359
313,900	Sankyo Co Ltd	15,141,300

See accompanying notes to the financial statements.

11

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
621,200	Sega Sammy Holdings Inc	7,654,190
476,000	Seino Holdings Co Ltd	3,357,676
1,729,000	Seven & I Holdings Co Ltd	38,967,609
471,000	Sharp Corp	5,450,148
83,700	Shimamura Co Ltd	7,288,341
112,300	Shin-Etsu Chemical Co Ltd	6,028,852
1,022,200	Showa Shell Sekiyu KK	7,215,416
227,600	SoftBank Corp	5,948,758
5,615,500	Sojitz Corp	9,954,259
443,300	SUMCO Corp *	8,008,596
1,429,600	Sumitomo Corp	15,541,216
1,264,300	Sumitomo Electric Industries Ltd	15,182,258
2,144,000	Sumitomo Metal Industries Ltd	5,896,902
883,000	Sumitomo Metal Mining Co Ltd	12,547,921
676,000	Sumitomo Osaka Cement Co Ltd	1,149,616
2,926,286	Sumitomo Trust & Banking Co Ltd	16,506,271
160,700	Suzuki Motor Corp	3,417,532
2,581,000	Taiheiyo Cement Co Ltd *	3,361,697
3,676,000	Taisei Corp	7,604,573
519,000	Taiyo Yuden Co Ltd	7,159,304
99,000	Takata Corp	2,203,984
1,140,000	Takeda Pharmaceutical Co Ltd	51,643,150
430,700	Takefuji Corp	1,904,812
85,400	TDK Corp	5,254,126
79,800	Terumo Corp	4,319,329
737,000	Toho Zinc Co Ltd	3,230,254
298,700	Tokai Rika Co Ltd	5,367,864
88,000	Tokyo Electron Ltd	5,426,679
1,387,000	Tokyo Gas Co Ltd	6,044,361
892,000	Tokyo Steel Manufacturing Co	9,871,616
2,073,000	Tokyo Tatemono Co Ltd	7,274,496
656,000	TonenGeneral Sekiyu KK	5,348,440
296,000	Toppan Printing Co Ltd	2,570,506
1,837,000	Toshiba Corp *	9,188,875

See accompanying notes to the financial statements.

12

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
3,147,000	Tosoh Corp	7,513,778
119,200	Toyota Boshoku Corp	2,052,424
477,500	Toyota Motor Corp	17,873,486
566,000	Toyota Tsusho Corp	8,114,266
841,000	Toyo Engineering Corp	2,813,816
130,800	Ulvac Inc	3,189,756
22,600	Unicharm Corp	2,165,796
852,400	UNY Co Ltd	6,669,125
78,420	USS Co Ltd	5,082,822
1,102	Wacom Co Ltd	1,702,309
14,006	Yahoo Japan Corp	5,242,391
128,700	Yamato Kogyo Co Ltd	4,063,611
602,000	Yaskawa Electric Corp	4,741,624
	Total Japan	1,373,197,245
	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—
	Netherlands — 2.1%
2,119,154	Aegon NV *	13,343,423
11,644	Gamma Holdings NV *	174,818
273,342	Heineken NV	13,395,440
6,094,107	ING Groep NV *	54,322,667
449,152	Koninklijke BAM Groep NV	3,558,525
197,330	Koninklijke DSM NV	8,241,438
190,136	Koninklijke Philips Electronics NV	5,559,650
82,239	TNT NV	2,126,805
163,095	Unilever NV	4,902,973
	Total Netherlands	105,625,739
	New Zealand — 0.5%
1,723,341	Fletcher Building Ltd	9,523,433
466,292	Sky City Entertainment Group Ltd	1,040,239

See accompanying notes to the financial statements.

13

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	New Zealand — continued
9,087,509	Telecom Corp of New Zealand	14,784,671
1,357	Vector Ltd	1,839
	Total New Zealand	25,350,182
	Norway — 0.6%
1,111,500	DnB NOR ASA *	12,082,597
81,550	Frontline Ltd	2,192,613
1,012,000	Golden Ocean Group Ltd *	1,829,744
461,100	Petroleum Geo-Services ASA *	5,848,071
223,300	Seadrill Ltd	5,138,877
275,100	Telenor ASA *	3,477,023
102,800	TGS Nopec Geophysical Co ASA *	1,969,867
	Total Norway	32,538,792
	Portugal — 0.1%
281,162	Portugal Telecom SGPS SA	2,967,080
	Singapore — 2.8%
10,778,000	CapitaCommercial Trust (REIT)	8,275,015
1,777,000	Cosco Corp	1,541,128
355,000	DBS Group Holdings Ltd	3,530,891
3,351,000	Ezra Holdings Ltd	5,334,498
26,941,000	Golden Agri-Resources Ltd *	10,147,157
3,155,000	Indofood Agri Resources Ltd *	4,777,970
2,736,000	Midas Holdings Ltd	1,945,209
9,473,500	Neptune Orient Lines Ltd	11,990,026
3,259,200	Noble Group Ltd	7,345,108
1,567,000	Oversea-Chinese Banking Corp Ltd	9,452,320
3,160,100	Sembcorp Industries Ltd	8,464,325
4,650,000	SembCorp Marine Ltd	12,256,708
1,213,000	Singapore Exchange Ltd	6,648,693
4,202,000	Singapore Press Holdings Ltd	11,081,607
2,327,000	Singapore Technologies Engineering Ltd	5,180,509
7,590,000	Singapore Telecommunications	16,453,600

See accompanying notes to the financial statements.

14

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Singapore — continued
5,042,000	Suntec Real Estate Investment Trust (REIT)	4,657,819
2,790,000	Swiber Holdings Ltd *	2,102,732
556,000	United Overseas Bank Ltd	7,362,648
734,000	Venture Corp Ltd	4,403,540
491,000	Wilmar International Ltd	2,266,883
	Total Singapore	145,218,386
	Spain — 3.3%
2,730,513	Banco Bilbao Vizcaya Argentaria SA	35,410,141
880,335	Banco Popular Espanol SA	5,822,495
6,461,063	Banco Santander SA	84,001,600
193,283	Inditex SA	11,389,652
1,083,895	Repsol YPF SA	24,532,712
246,558	Telefonica SA	5,781,897
	Total Spain	166,938,497
	Sweden — 3.0%
156,237	Assa Abloy AB Class B	2,932,437
329,979	Atlas Copco AB Class A	4,670,047
1,333,624	Boliden AB	16,312,101
286,843	Electrolux AB Series B *	6,104,647
527,295	Hennes & Mauritz AB Class B	31,987,750
101,746	Modern Times Group AB Class B	5,586,850
317,282	NCC Class B	5,152,072
1,999,690	Nordea Bank AB	19,510,179
536,768	Sandvik AB	5,781,962
1,250,607	Skandinaviska Enskilda Banken AB Class A *	7,552,894
378,656	SKF AB Class B	5,981,197
179,624	Svenska Cellulosa AB Class B	2,654,759
752,032	Svenska Handelsbanken AB Class A	20,524,131
1,683,169	Swedbank AB Class A *	16,054,895
644,212	Trelleborg AB Class B *	4,153,939
	Total Sweden	154,959,860

See accompanying notes to the financial statements.

15

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Switzerland — 5.2%
241,364	Compagnie Financiere Richemont SA Class A	8,145,299
305,127	Credit Suisse Group AG (Registered)	13,584,514
889,323	Nestle SA (Registered)	44,270,600
2,087,016	Novartis AG (Registered)	115,639,897
346,132	Roche Holding AG (Non Voting)	57,828,084
36,028	Swatch Group AG	10,021,336
13,953	Swisscom AG (Registered)	4,793,159
76,595	Synthes Inc	9,139,964
	Total Switzerland	263,422,853
	United Kingdom — 19.4%
1,166,363	3i Group Plc	4,683,856
797,847	Amlin Plc	4,808,864
754,851	Anglo American Plc *	27,514,559
375,039	Antofagasta Plc	5,058,091
2,471,131	AstraZeneca Plc	109,149,540
4,745,275	Barclays Plc	22,677,079
1,034,822	Barratt Developments Plc *	1,796,525
1,507,084	BG Group Plc	26,341,405
1,851,233	BP Plc	16,310,927
324,629	British American Tobacco Plc	11,037,615
6,857,368	BT Group Plc	12,026,121
1,177,788	Burberry Group Plc	11,236,984
645,166	Capita Group Plc	7,053,533
1,069,765	Centrica Plc	4,566,394
94,544	Charter International Plc	958,426
2,388,188	Cobham Plc	8,795,908
452,674	Cookson Group Plc *	3,174,042
353,299	CSR Plc *	2,558,045
701,906	Daily Mail & General Trust Plc	4,759,616
1,842,520	Debenhams Plc *	1,764,041
1,245,815	Diageo Plc	20,301,329
714,456	Drax Group Plc	4,355,648
15,940,897	DSG International Plc *	7,475,057

See accompanying notes to the financial statements.

16

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
172,919	Eurasian Natural Resources Corp	2,711,401
453,280	Experian Plc	4,196,444
284,225	Firstgroup Plc	1,542,391
1,376,945	Game Group Plc	1,725,320
7,787,607	GlaxoSmithKline Plc	143,977,076
3,310,039	Home Retail Group Plc	12,880,744
2,606,366	HSBC Holdings Plc	28,592,537
98,141	Imperial Tobacco Group Plc	3,062,826
6,325,510	Inchcape Plc *	2,452,855
829,121	Intermediate Capital Group Plc	3,068,049
290,061	Jardine Lloyd Thompson Group Plc	2,188,466
307,036	JD Wetherspoon Plc *	2,103,421
266,831	Kazakhmys Plc *	5,458,157
1,811,236	Kesa Electricals Plc	3,160,885
2,232,470	Kingfisher Plc	7,323,278
599,689	Lancashire Holdings Ltd	4,391,301
19,389,395	Lloyds Banking Group Plc *	15,522,249
163,552	London Stock Exchange Group Plc	1,659,552
446,339	Marks & Spencer Group Plc	2,247,702
303,354	Micro Focus International Plc	2,180,670
779,913	Mitchells & Butlers Plc *	3,375,055
601,774	National Express Group Plc	1,863,203
424,883	Next Plc	12,151,863
1,877,533	Old Mutual Plc *	3,248,252
357,384	Pearson Plc	4,981,798
242,442	Petrofac Ltd	3,798,276
2,553,174	Punch Taverns Plc *	2,995,729
325,763	Reckitt Benckiser Group Plc	17,149,987
1,013,455	Reed Elsevier Plc	7,593,163
414,642	Rio Tinto Plc	21,412,349
3,270,129	Royal Dutch Shell Plc A Shares (London)	89,297,774
1,730,359	Royal Dutch Shell Plc B Shares (London)	45,327,061
435,392	SABMiller Plc	11,422,859
1,358,987	Sage Group Plc (The)	4,909,224

See accompanying notes to the financial statements.

17

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares		Description	Value ($)
		United Kingdom — continued
	477,894	Scottish & Southern Energy Plc	8,164,215
	215,587	Signet Jewelers Ltd *	6,212,443
	881,430	Smith & Nephew Plc	9,058,099
	1,220,017	Standard Chartered Plc	29,078,010
	5,445,307	Taylor Wimpey Plc *	2,959,855
	1,340,205	Tesco Plc	8,581,733
	777,366	Travis Perkins Plc *	7,923,325
	173,809	Unilever Plc	5,111,007
	557,980	United Utilities Group Plc	4,627,193
	125,277	Vedanta Resources Plc	4,870,621
	25,512,832	Vodafone Group Plc	55,129,376
	252,216	Weir Group Plc (The)	3,003,929
	2,984,724	William Hill Plc	8,891,598
	504,442	Wolseley Plc *	11,907,502
	1,856,216	Xstrata Plc *	29,176,577
		Total United Kingdom	993,071,005
		TOTAL COMMON STOCKS (COST $5,443,919,771)	4,920,560,675
		PREFERRED STOCKS — 0.1%
		Germany — 0.1%
	74,476	Henkel AG & Co KGaA 1.37%	3,835,864
	250,161	ProSiebenSat.1 Media AG 0.18%	3,663,578
	9,049	Villeroy & Boch AG (Non Voting) 6.14%	62,208
		Total Germany	7,561,650
		TOTAL PREFERRED STOCKS (COST $6,802,499)	7,561,650
		OPTIONS PURCHASED — 0.2%
		United Kingdom — 0.2%
GBP	11,299,914	Barclays PLC Call Options, Expires 09/17/10, Strike 280.00	9,742,472
		TOTAL OPTIONS PURCHASED (COST $7,071,260)	9,742,472

See accompanying notes to the financial statements.

18

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 3.9%
USD	30,400,000	BNP Paribas Time Deposit, 0.13%, due 03/01/10	30,400,000
DKK	48,084	Brown Brothers Harriman Time Deposit, 0.15%, due 03/01/10	8,817
NZD	14,570	Brown Brothers Harriman Time Deposit, 1.75%, due 03/01/10	10,175
EUR	7,304	Brown Brothers Harriman Time Deposit, 0.04%, due 03/01/10	9,967
CHF	10,739	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,011
NOK	59,564	Brown Brothers Harriman Time Deposit, 0.99%, due 03/01/10	10,078
SEK	73,846	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,383
HKD	77,716	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,011
SGD	430,704	Citibank Time Deposit, 0.01%, due 03/01/10	306,398
JPY	12,385,240	Citibank Time Deposit, 0.01%, due 03/01/10	139,371
CAD	445,586	Citibank Time Deposit, 0.05%, due 03/01/10	421,577
USD	30,400,000	Commerzbank Time Deposit, 0.12%, due 03/01/10	30,400,000
AUD	1,226,571	Deustche Bank Time Deposit, 2.93%, due 03/01/10	1,098,394
GBP	130,403	HSBC Bank (London) Time Deposit, 0.06%, due 03/01/10	198,525
USD	30,500,000	HSBC Bank Time Deposit, 0.13%, due 03/01/10	30,500,000
USD	30,400,000	Royal Bank of Canada Time Deposit, 0.13%, due 03/01/10	30,400,000
USD	30,400,000	Societe Generale Time Deposit, 0.14%, due 03/01/10	30,400,000
USD	34,775	Societe Generale Time Deposit, 0.03%, due 03/01/10	34,775
USD	46,762,000	U.S. Treasury Bill, 0.18%, due 09/23/10 (a)	46,713,835
		TOTAL SHORT-TERM INVESTMENTS (COST $201,081,850)	201,082,317
		TOTAL INVESTMENTS — 100.5% (Cost $5,658,875,380)	5,138,947,114
		Other Assets and Liabilities (net) — (0.5%)	(27,143,386)
		TOTAL NET ASSETS — 100.0%	$5,111,803,728

See accompanying notes to the financial statements.

19

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/23/10	CHF	127,046,718	$118,307,023	$(404,929)
4/23/10	EUR	38,027,555	51,776,351	(349,920)
4/23/10	EUR	39,179,905	53,345,331	(371,181)
4/23/10	EUR	38,027,555	51,776,351	(341,592)
4/23/10	GBP	30,996,568	47,245,608	(1,262,161)
4/23/10	NOK	59,053,371	9,967,819	74,310
4/23/10	NOK	219,010,306	36,967,496	(270,922)
4/23/10	SEK	189,395,437	26,566,685	121,549
4/23/10	SEK	189,395,437	26,566,685	225,976
4/23/10	SEK	189,395,437	26,566,685	110,707
4/23/10	SEK	189,395,437	26,566,685	254,089
			$475,652,719	$(2,214,074)
Sales #
4/23/10	AUD	45,695,914	$40,718,668	$227,886
4/23/10	CAD	28,817,533	27,385,465	219,122
4/23/10	CAD	28,817,533	27,385,465	224,730
4/23/10	EUR	10,285,000	14,003,524	6,621
4/23/10	JPY	4,988,655,249	56,165,522	(1,297,201)
4/23/10	JPY	4,988,655,249	56,165,522	(1,232,190)
4/23/10	JPY	5,139,826,620	57,867,508	(1,368,823)
4/23/10	NZD	18,466,263	12,846,418	135,033
			$292,538,092	$(3,084,822)

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.

20

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
218	TOPIX	March 2010	$21,836,728	$(423,050)
238	DAX	March 2010	45,310,388	(1,704,459)
1,127	FTSE/MIB	March 2010	161,714,019	(12,282,710)
1,135	CAC 40	March 2010	57,254,747	(175,020)
1,127	MSCI Singapore	March 2010	52,976,695	44,461
			$339,092,577	$(14,540,778)
Sales
1,040	SPI 200	March 2010	$107,058,283	$1,735,111
924	S&P Toronto 60	March 2010	119,394,640	(621,241)
32	IBEX 35	March 2010	4,499,812	65,963
			$230,952,735	$1,179,833

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Put	11,299,914	9/17/2010	GBP	Barclays PLC, Strike 240.00	$(5,303,445)	$(2,547,730)
					$(5,303,445)	$(2,547,730)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
128,960,000	JPY	9/21/2010	Goldman Sachs	1 Month JPY	Return on Takefuji Corp
				LIBOR - 5.00%		$(36,091)
$(36,091)
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

21

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

ADR - American Depositary Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

22

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $5,658,875,380) (Note 2)	$5,138,947,114
Foreign currency, at value (cost $120,174) (Note 2)	119,086
Receivable for investments sold	83,454,253
Receivable for Fund shares sold	43,942,641
Dividends and interest receivable	13,536,237
Foreign taxes receivable	2,119,286
Unrealized appreciation on open forward currency contracts (Note 4)	1,600,023
Receivable for foreign currency sold	16,221
Receivable for collateral on open futures contracts (Note 2)	47,598,727
Receivable for variation margin on open futures contracts (Note 4)	2,723,365
Receivable for collateral on open swap contracts (Note 4)	300,000
Receivable for expenses reimbursed by Manager (Note 5)	297,136
Total assets	5,334,654,089
Liabilities:
Payable for investments purchased	864,407
Payable for Fund shares repurchased	209,065,343
Payable to affiliate for (Note 5):
Management fee	2,014,836
Shareholder service fee	493,637
Administration fee – Class M	2,021
Trustees and Chief Compliance Officer of GMO Trust fees	10,599
Payable for 12b-1 fee – Class M	5,541
Unrealized depreciation on open forward currency contracts (Note 4)	6,898,919
Payable for open swap contracts (Note 4)	36,091
Written options outstanding, at value (premiums $5,303,445) (Note 2)	2,547,730
Accrued expenses	911,237
Total liabilities	222,850,361
Net assets	$5,111,803,728

See accompanying notes to the financial statements.

23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$6,955,537,965
Distributions in excess of net investment income	(1,170,235)
Accumulated net realized loss	(1,306,651,943)
Net unrealized depreciation	(535,912,059)
$5,111,803,728
Net assets attributable to:
Class II shares	$394,009,307
Class III shares	$1,925,104,170
Class IV shares	$2,779,469,715
Class M shares	$13,220,536
Shares outstanding:
Class II	20,360,774
Class III	98,412,995
Class IV	142,166,044
Class M	685,000
Net asset value per share:
Class II	$19.35
Class III	$19.56
Class IV	$19.55
Class M	$19.30

See accompanying notes to the financial statements.

24

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $12,764,792)	$144,582,217
Interest	46,239
Total investment income	144,628,456
Expenses:
Management fee (Note 5)	25,304,308
Shareholder service fee – Class II (Note 5)	1,072,059
Shareholder service fee – Class III (Note 5)	2,958,160
Shareholder service fee – Class IV (Note 5)	2,329,934
12b-1 fee – Class M (Note 5)	31,599
Administration fee – Class M (Note 5)	25,278
Custodian and fund accounting agent fees	1,944,556
Legal fees	268,199
Audit and tax fees	98,750
Trustees fees and related expenses (Note 5)	91,957
Transfer agent fees	82,436
Registration fees	42,903
Miscellaneous	144,089
Total expenses	34,394,228
Fees and expenses reimbursed by Manager (Note 5)	(2,530,455)
Expense reductions (Note 2)	(1,505)
Net expenses	31,862,268
Net investment income (loss)	112,766,188
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(815,961,868)
Closed futures contracts	(11,434,557)
Closed swap contracts	(165,985)
Foreign currency, forward contracts and foreign currency related transactions	(27,311,506)
Net realized gain (loss)	(854,873,916)
Change in net unrealized appreciation (depreciation) on:
Investments	2,366,906,624
Open futures contracts	28,770,669
Written options	2,755,715
Open swap contracts	(36,091)
Foreign currency, forward contracts and foreign currency related transactions	7,664,497
Net unrealized gain (loss)	2,406,061,414
Net realized and unrealized gain (loss)	1,551,187,498
Net increase (decrease) in net assets resulting from operations	$1,663,953,686

See accompanying notes to the financial statements.

25

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$112,766,188	$208,746,121
Net realized gain (loss)	(854,873,916)	(435,831,574)
Change in net unrealized appreciation (depreciation)	2,406,061,414	(3,338,411,645)
Net increase (decrease) in net assets from operations	1,663,953,686	(3,565,497,098)
Distributions to shareholders from:
Net investment income
Class II	(14,988,152)	(16,802,472)
Class III	(64,034,986)	(92,401,886)
Class IV	(84,268,877)	(145,544,379)
Class M	(381,852)	(578,220)
Total distributions from net investment income	(163,673,867)	(255,326,957)
Net realized gains
Class II	—	(26,461,564)
Class III	—	(143,314,754)
Class IV	—	(230,830,432)
Class M	—	(1,002,702)
Total distributions from net realized gains	—	(401,609,452)
	(163,673,867)	(656,936,409)
Net share transactions (Note 9):
Class II	(155,183,758)	166,533,198
Class III	(152,663,373)	398,098,987
Class IV	127,643,067	172,499,767
Class M	712,594	353,743
Increase (decrease) in net assets resulting from net share transactions	(179,491,470)	737,485,695
Total increase (decrease) in net assets	1,320,788,349	(3,484,947,812)
Net assets:
Beginning of period	3,791,015,379	7,275,963,191
End of period (including distributions in excess of net investment income of $1,170,235 and accumulated undistributed net investment income of $75,187,376, respectively)	$5,111,803,728	$3,791,015,379

See accompanying notes to the financial statements.

26

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$13.86		$29.69		$34.99		$32.35	$29.04
Income (loss) from investment operations:
Net investment income (loss)†	0.41		0.79		0.93		0.79	0.65
Net realized and unrealized gain (loss)	5.68		(14.01)		(0.86)		5.60	4.45
Total from investment operations	6.09		(13.22)		0.07		6.39	5.10
Less distributions to shareholders:
From net investment income	(0.60)		(0.99)		(0.83)		(0.54)	(0.36)
From net realized gains	0.00		(1.62)		(4.54)		(3.21)	(1.43)
Total distributions	(0.60)		(2.61)		(5.37)		(3.75)	(1.79)
Net asset value, end of period	$19.35		$13.86		$29.69		$34.99	$32.35
Total Return(a)	44.05%		(48.04)%		(1.11)%		20.46%	18.16%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$394,009		$394,070		$510,006		$564,440	$567,313
Net expenses to average daily net assets	0.72	%(b)	0.74	%(c)	0.76	%(c)	0.76%	0.76%
Net investment income (loss) to average daily net assets	2.21%		3.41%		2.59%		2.32%	2.16%
Portfolio turnover rate	40%		53%		47%		36%	38%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.04%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

27

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$14.00		$29.97		$35.28		$32.59	$29.23
Income (loss) from investment operations:
Net investment income (loss)†	0.42		0.79		0.94		0.81	0.72
Net realized and unrealized gain (loss)	5.76		(14.13)		(0.86)		5.66	4.44
Total from investment operations	6.18		(13.34)		0.08		6.47	5.16
Less distributions to shareholders:
From net investment income	(0.62)		(1.01)		(0.85)		(0.57)	(0.37)
From net realized gains	—		(1.62)		(4.54)		(3.21)	(1.43)
Total distributions	(0.62)		(2.63)		(5.39)		(3.78)	(1.80)
Net asset value, end of period	$19.56		$14.00		$29.97		$35.28	$32.59
Total Return(a)	44.21%		(48.01)%		(1.06)%		20.54%	18.26%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,925,104		$1,487,839		$2,615,878		$2,703,050	$2,795,610
Net expenses to average daily net assets	0.65	%(b)	0.67	%(c)	0.69	%(c)	0.69%	0.69%
Net investment income (loss) to average daily net assets	2.19%		3.38%		2.61%		2.36%	2.39%
Portfolio turnover rate	40%		53%		47%		36%	38%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.04%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

28

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$14.00		$29.96		$35.26		$32.58	$29.22
Income (loss) from investment operations:
Net investment income (loss)†	0.43		0.82		0.96		0.80	0.74
Net realized and unrealized gain (loss)	5.75		(14.14)		(0.85)		5.68	4.43
Total from investment operations	6.18		(13.32)		0.11		6.48	5.17
Less distributions to shareholders:
From net investment income	(0.63)		(1.02)		(0.87)		(0.59)	(0.38)
From net realized gains	—		(1.62)		(4.54)		(3.21)	(1.43)
Total distributions	(0.63)		(2.64)		(5.41)		(3.80)	(1.81)
Net asset value, end of period	$19.55		$14.00		$29.96		$35.26	$32.58
Total Return(a)	44.22%		(47.95)%		(0.98)%		20.61%	18.32%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,779,470		$1,900,168		$4,131,392		$4,566,106	$3,150,741
Net expenses to average daily net assets	0.59	%(b)	0.61	%(c)	0.63	%(c)	0.63%	0.63%
Net investment income (loss) to average daily net assets	2.25%		3.47%		2.67%		2.32%	2.45%
Portfolio turnover rate	40%		53%		47%		36%	38%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.04%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

29

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$13.83		$29.60		$34.93		$32.28	$28.98
Income (loss) from investment operations:
Net investment income (loss)†	0.35		0.73		0.79		0.68	0.61
Net realized and unrealized gain (loss)	5.69		(13.95)		(0.81)		5.62	4.41
Total from investment operations	6.04		(13.22)		(0.02)		6.30	5.02
Less distributions to shareholders:
From net investment income	(0.57)		(0.93)		(0.77)		(0.44)	(0.29)
From net realized gains	—		(1.62)		(4.54)		(3.21)	(1.43)
Total distributions	(0.57)		(2.55)		(5.31)		(3.65)	(1.72)
Net asset value, end of period	$19.30		$13.83		$29.60		$34.93	$32.28
Total Return(a)	43.72%		(48.14)%		(1.36)%		20.18%	17.92%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$13,221		$8,938		$18,687		$17,371	$29,984
Net expenses to average daily net assets	0.95	%(b)	0.97	%(c)	0.99	%(c)	0.99%	0.99%
Net investment income (loss) to average daily net assets	1.84%		3.13%		2.22%		2.00%	2.07%
Portfolio turnover rate	40%		53%		47%		36%	38%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.04%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

30

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO International Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Value Index (Europe, Australia, and Far East). The Fund typically makes equity investments in companies tied economically to countries other than the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager

31

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 93.12% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

32

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$645,822	$204,851,108		$—	$205,496,930
Austria	—	27,416,487		—	27,416,487
Belgium	—	76,488,169		—	76,488,169
Canada	149,685,179	—		—	149,685,179
Denmark	—	27,858,301		—	27,858,301
Finland	—	27,111,932		—	27,111,932
France	—	491,991,385		—	491,991,385
Germany	—	185,518,329		—	185,518,329
Greece	—	36,339,343		—	36,339,343
Hong Kong	—	90,148,246		—	90,148,246
Ireland	2,431,868	32,745,796		—	35,177,664
Italy	440,820	303,598,251		—	304,039,071
Japan	—	1,373,197,245		—	1,373,197,245
Malta	—	0	*	—	0
Netherlands	—	105,625,739		—	105,625,739
New Zealand	14,784,671	10,565,511		—	25,350,182
Norway	—	32,538,792		—	32,538,792
Portugal	—	2,967,080		—	2,967,080
Singapore	—	145,218,386		—	145,218,386
Spain	—	166,938,497		—	166,938,497
Sweden	—	154,959,860		—	154,959,860
Switzerland	—	263,422,853		—	263,422,853
United Kingdom	—	993,071,005		—	993,071,005
TOTAL COMMON STOCKS	167,988,360	4,752,572,315		—	4,920,560,675
Options Purchased
United Kingdom	—	9,742,472		—	9,742,472
TOTAL OPTIONS PURCHASED	—	9,742,472		—	9,742,472

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stocks
Germany	$—	$7,561,650	$—	$7,561,650
TOTAL PREFERRED STOCKS	—	7,561,650	—	7,561,650
Short-Term Investments	201,082,317	—	—	201,082,317
Total Investments	369,070,677	4,769,876,437	—	5,138,947,114
Derivatives
Forward Currency Contracts	—	1,600,023	—	1,600,023
Futures Contracts	—	1,845,535	—	1,845,535
Total Derivatives	—	3,445,558	—	3,445,558
Total	$369,070,677	$4,773,321,995	$—	$5,142,392,672

*  Represents the interest in securities that have no value at February 28, 2010.

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(6,898,919)	$—	$(6,898,919)
Futures Contracts	(621,241)	(14,585,239)	—	(15,206,480)
Swap Agreements	—	(36,091)	—	(36,091)
Written Options	—	(2,547,730)	—	(2,547,730)
Total Derivatives	(621,241)	(24,067,979)	—	(24,689,220)
Total	$(621,241)	$(24,067,979)	$—	$(24,689,220)

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

34

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based changes are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes

35

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$163,673,867	$255,354,938
Net long-term capital gain	—	401,581,471
Total distributions	$163,673,867	$656,936,409

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$21,480,934
Other Tax Attributes:
Capital loss carryforwards	$(1,103,046,311)
Post-October capital loss deferral	$(97,233,515)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(154,259,096)
2/28/2018	$(948,787,215)
Total	$(1,103,046,311)

36

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,780,472,186	$306,627,512	$(948,152,584)	$(641,525,072)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying fund (See Note 5).

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and you may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market

38

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

capitalizations), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

39

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

40

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to enhance potential gain, manage against anticipated currency exchange rates, adjust exposure to foreign currencies and maintain the diversity and liquidity of the portfolio. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing

41

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to enhance potential gain, adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to enhance potential gain. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2010, the Fund used written option contracts to enhance potential return. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales

42

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	$—	—	$—
Options written	11,299,914	—	(5,303,445)	—	—	—
Options exercised Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—
Outstanding, end of year	$11,299,914	—	$(5,303,445)	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

43

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the

44

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

year ended February 28, 2010, the Fund used swap agreements to enhance potential gain. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$—	$—	$—	$9,742,472	$—	$9,742,472
Unrealized appreciation on futures contracts*	—	—	—	1,845,535	—	1,845,535
Unrealized appreciation on forward currency contracts	—	1,600,023	—	—	—	1,600,023
Total	$—	$1,600,023	$—	$11,588,007	$—	$13,188,030
Liabilities:
Written options outstanding	$—	$—	$—	$(2,547,730)	$—	$(2,547,730)
Unrealized depreciation on futures contracts*	—	—	—	(15,206,480)	—	(15,206,480)
Unrealized depreciation on forward currency contracts	—	(6,898,919)	—	—	—	(6,898,919)
Unrealized depreciation on swap agreements	—	—	—	(36,091)	—	(36,091)
Total	$—	$(6,898,919)	$—	$(17,790,301)	$—	$(24,689,220)

45

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$(32,380,408)	$—	$(32,380,408)
Futures contracts	—	—	—	(11,434,557)	—	(11,434,557)
Forward currency contracts	—	(26,101,663)	—	—	—	(26,101,663)
Swap contracts	—	—	—	(165,985)	—	(165,985)
Total	$—	$(26,101,663)	$—	$(43,980,950)	$—	$(70,082,613)
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$3,369,159	$—	$3,369,159
Written options	—	—	—	2,755,715	—	2,755,715
Futures contracts	—	—	—	28,770,669	—	28,770,669
Forward currency contracts	—	7,467,040	—	—	—	7,467,040
Swap contracts	—	—	—	(36,091)	—	(36,091)
Total	$—	$7,467,040	$—	$34,859,452	$—	$42,326,492

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and warrants), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010.

	Forward Currency Contracts	Futures Contracts	Swap Agreements	Options	Rights/ Warrants
Average amount outstanding	$971,615,411	$569,853,524	$39,556,923	$2,650,785	$3,069,344

46

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for management services provided to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.50% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, administration fees, distribution (12b-1) fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $91,957 and $41,173, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

47

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $1,920,347,879 and $2,132,632,754, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, the Fund had no shareholders who individually held more than 10% of the Fund's outstanding shares.

As of February 28, 2010, 0.28% shares of the Fund were held by senior management of the Manager and GMO Trust officers, and 54.78% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 29, 2009
Class II:	Shares	Amount	Shares	Amount
Shares sold	3,477,961	$64,158,212	12,342,982	$192,225,431
Shares issued to shareholders in reinvestment of distributions	723,485	13,801,459	1,660,673	38,959,612
Shares repurchased	(12,277,870)	(233,143,429)	(2,745,119)	(64,651,845)
Net increase (decrease)	(8,076,424)	$(155,183,758)	11,258,536	$166,533,198

48

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 29, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	15,318,786	$292,305,658	34,874,353	$648,206,780
Shares issued to shareholders in reinvestment of distributions	2,780,512	53,834,852	9,415,098	223,954,309
Shares repurchased	(25,929,276)	(498,803,883)	(25,321,014)	(474,062,102)
Net increase (decrease)	(7,829,978)	$(152,663,373)	18,968,437	$398,098,987
	Year Ended February 28, 2010		Year Ended February 29, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	58,903,501	$1,049,593,338	50,166,036	$1,080,197,863
Shares issued to shareholders in reinvestment of distributions	3,883,242	75,263,129	14,525,469	347,382,151
Shares repurchased	(56,388,246)	(997,213,400)	(66,824,488)	(1,255,080,247)
Net increase (decrease)	6,398,497	$127,643,067	(2,132,983)	$172,499,767
	Year Ended February 28, 2010		Year Ended February 29, 2009
Class M:	Shares	Amount	Shares	Amount
Shares sold	140,341	$2,600,335	124,606	$2,785,247
Shares issued to shareholders in reinvestment of distributions	20,011	381,852	67,005	1,580,922
Shares repurchased	(121,740)	(2,269,593)	(176,478)	(4,012,426)
Net increase (decrease)	38,612	$712,594	15,133	$353,743

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

49

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

50

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

51

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2010 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.72%	$1,000.00	$968.10	$3.51
2) Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61
Class III
1) Actual	0.65%	$1,000.00	$968.20	$3.17
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26
Class IV
1) Actual	0.59%	$1,000.00	$968.60	$2.88
2) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96
Class M
1) Actual	0.95%	$1,000.00	$967.10	$4.63
2) Hypothetical	0.95%	$1,000.00	$1,020.08	$4.76

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

52

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2006 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $12,561,193 and recognized foreign source income of $157,347,009.

For taxable, non-corporate shareholders, 75.72% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as a qualified interest income with respect to its taxable year ended February 28, 2010, $5,036,065, or if determined to be different, the qualified interest income of such year.

53

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

54

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

55

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

56

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

57

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

58

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

59

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Opportunities Equity Allocation Fund returned +42.2% for the fiscal year ended February 28, 2010, as compared with +54.6% for the Fund's benchmark, the MSCI EAFE Index. During the fiscal year, the Fund was exposed to international equity securities through its investment in underlying GMO Trust mutual funds.

Underlying fund implementation was negative, detracting 12.4% from relative performance. The primary drivers of the underperformance were negative relative returns from the GMO International Intrinsic Value Fund and GMO International Growth Equity Fund during the period.

Asset allocation neither added nor detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Opportunities Equity Allocation Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2010

$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
Average Annual Total Returns
1 Year
Since Inception
Class III
42.22%
6/5/06
-2.40%
6/5/06
$10,000,000
$9,133,230
$8,935,110
2006
2007
2008
2009
2010
GMO International Opportunities Equity Allocation Fund
MSCI EAFE Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.2%
Short-Term Investments	3.9
Preferred Stocks	0.1
Options Purchased	0.1
Rights and Warrants	0.0
Swaps	(0.0)
Written Options	(0.0)
Forward Currency Contracts	(0.1)
Futures	(0.1)
Other	0.9
100.0%
Country/Region Summary**	% of Investments
Euro Region***	27.1%
Japan	25.6
United Kingdom	21.1
Switzerland	7.5
Sweden	5.1
Australia	3.5
Singapore	3.5
Hong Kong	2.1
Canada	1.5
Norway	1.5
Denmark	1.3
New Zealand	0.2
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

1

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
621,011	GMO Flexible Equities Fund, Class VI	11,525,967
16,194,152	GMO International Growth Equity Fund, Class IV	318,862,849
16,245,628	GMO International Intrinsic Value Fund, Class IV	317,602,020
1,979,776	GMO International Small Companies Fund, Class III	13,125,912
	TOTAL MUTUAL FUNDS (COST $871,378,264)	661,116,748
	SHORT-TERM INVESTMENTS — 0.0%
29,810	State Street Eurodollar Time Deposit, 0.01%, due 03/01/10	29,810
	TOTAL SHORT-TERM INVESTMENTS (COST $29,810)	29,810
	TOTAL INVESTMENTS — 100.0% (Cost $871,408,074)	661,146,558
	Other Assets and Liabilities (net) — (0.0%)	(43,435)
	TOTAL NET ASSETS — 100.0%	$661,103,123

See accompanying notes to the financial statements.

2

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $29,810) (Note 2)	$29,810
Investments in affiliated issuers, at value (cost $871,378,264) (Notes 2 and 10)	661,116,748
Receivable for Fund shares sold	2,068,867
Receivable for expenses reimbursed by Manager (Note 5)	12,964
Total assets	663,228,389
Liabilities:
Payable for investments purchased	2,068,867
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	1,309
Accrued expenses	55,090
Total liabilities	2,125,266
Net assets	$661,103,123
Net assets consist of:
Paid-in capital	$999,918,365
Accumulated net realized loss	(128,553,726)
Net unrealized depreciation	(210,261,516)
$661,103,123
Net assets attributable to:
Class III shares	$661,103,123
Shares outstanding:
Class III	52,091,450
Net asset value per share:
Class III	$12.69

See accompanying notes to the financial statements.

3

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$18,744,252
Interest	3
Total investment income	18,744,255
Expenses:
Custodian, fund accounting agent and transfer agent fees	45,346
Audit and tax fees	33,372
Legal fees	28,417
Trustees fees and related expenses (Note 5)	10,000
Registration fees	3,982
Miscellaneous	8,470
Total expenses	129,587
Fees and expenses reimbursed by Manager (Note 5)	(113,432)
Expense reductions (Note 2)	(654)
Net expenses	15,501
Net investment income (loss)	18,728,754
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(85,397,014)
Net realized gain (loss)	(85,397,014)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	239,801,080
Net realized and unrealized gain (loss)	154,404,066
Net increase (decrease) in net assets resulting from operations	$173,132,820

See accompanying notes to the financial statements.

4

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$18,728,754	$24,903,946
Net realized gain (loss)	(85,397,014)	(16,891,869)
Change in net unrealized appreciation (depreciation)	239,801,080	(351,591,999)
Net increase (decrease) in net assets from operations	173,132,820	(343,579,922)
Distributions to shareholders from:
Net investment income
Class III	(18,742,240)	(24,913,805)
Net realized gains
Class III	—	(81,291,869)
	(18,742,240)	(106,205,674)
Net share transactions (Note 9):
Class III	97,429,157	140,586,628
Purchase premiums (Notes 2 and 9):
Class III	5,113	87,418
Total increase (decrease) in net assets resulting from net share transactions and purchase premiums	97,434,270	140,674,046
Total increase (decrease) in net assets	251,824,850	(309,111,550)
Net assets:
Beginning of period	409,278,273	718,389,823
End of period	$661,103,123	$409,278,273

See accompanying notes to the financial statements.

5

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29
	2010		2009		2008		2007(a)
Net asset value, beginning of period	$9.20		$20.63		$22.16		$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.41		0.65		0.47		0.53
Net realized and unrealized gain (loss)	3.49		(9.20)		0.52		2.45
Total from investment operations	3.90		(8.55)		0.99		2.98
Less distributions to shareholders:
From net investment income	(0.41)		(0.62)		(1.24)		(0.72)
From net realized gains	—		(2.26)		(1.28)		(0.10)
Total distributions	(0.41)		(2.88)		(2.52)		(0.82)
Net asset value, end of period	$12.69		$9.20		$20.63		$22.16
Total Return(c)	42.22%		(46.05)%		3.57%		14.93%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$661,103		$409,278		$718,390		$440,431
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%*
Net investment income (loss) to average daily net assets(b)	3.39%		4.12%		2.04%		3.32	%*
Portfolio turnover rate	20%		33%		4%		1	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.01%		0.02%		0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.00	(g)	$0.00	(g)	$0.01

(a)  Period from June 5, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(f)  The net expense ratio does not include the effect of expense reductions (Note 2).

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO International Opportunities Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds. The Fund also may invest in shares of other series of the Trust, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). Although the Fund's primary exposure is to foreign equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

7

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 91.72% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

8

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$661,116,748	$—	$—	$661,116,748
Short-Term Investments	29,810	—	—	29,810
Total	$661,146,558	$—	$—	$661,146,558

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's indirect investments in securities using Level 3 inputs were 0.02% of total net assets.

The Fund held no direct investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from

9

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$18,742,240	$24,919,575
Net long-term capital gain	—	81,286,099
Total distributions	$18,742,240	$106,205,674

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(39,084,586)
Post-October capital loss deferral	$(19,727)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(39,084,586)
Total	$(39,084,586)

10

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$960,857,487	$269,503	$(299,980,432)	$(299,710,929)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

11

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Purchases and redemptions of Fund shares

Prior to September 14, 2009, the premium on cash purchases and the fee on cash redemptions were each 0.04% of the amount invested or redeemed. Effective September 14, 2009, the premium on cash purchases and the fee on cash redemptions were eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and/or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premium and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund's shares if the Fund will not incur transaction costs or will incur/reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may

12

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's and the underlying funds' investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund's foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

13

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of an underlying fund's fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund's securities or a counterparty of an underlying fund's repurchase agreement), Short Sales Risk (risk that an underlying fund's loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

14

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $10,000 and $4,563, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.506%	0.090%	0.596%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $207,100,095 and $109,697,612, respectively.

15

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 32.39% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, less than 0.01% of the Fund's shares were held senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,821,451	$184,281,194	9,740,750	$162,721,575
Shares issued to shareholders in reinvestment of distributions	1,379,477	18,402,217	7,405,391	104,659,498
Shares repurchased	(8,617,216)	(105,254,254)	(7,459,920)	(126,794,445)
Purchase premiums	—	5,113	—	55,087
Redemption fees	—	—	—	32,331
Net increase (decrease)	7,583,712	$97,434,270	9,686,221	$140,674,046

16

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$10,036,327	$1,429,895	$1,984,362	$278,744	$—	$11,525,967
GMO International Growth Equity Fund, Class IV	204,565,281	97,020,788	57,219,459	9,647,565	—	318,862,849
GMO International Intrinsic Value Fund, Class IV	194,708,590	95,047,403	49,588,037	8,631,107	—	317,602,020
GMO International Small Companies Fund, Class III	—	13,602,010	905,753	186,836	—	13,125,912
Totals	$409,310,198	$207,100,096	$109,697,611	$18,744,252	$—	$661,116,748

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Opportunities Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

18

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.60%	$1,000.00	$1,001.10	$2.98
2) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 66.74% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

20

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

23

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

24

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO International Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Small Companies Fund returned +61.6% for the fiscal year ended February 28, 2010, as compared with +68.7% for the MSCI EAFE Small Cap Index. The Fund was invested substantially in international equity securities throughout the period.

Country allocation had a negative overall impact on relative performance. This was due to several positions including an overweight to Japan, underweights to Australia and Hong Kong, and holding small cash balances in a strongly rising market.

Currency allocation also had a negative overall impact on relative performance as the impact from the Fund's underweight in the Australian dollar and overweight in the Japanese yen outweighed the value added from the Fund's overweight in the Swedish krone. Foreign currencies generally appreciated relative to the U.S. dollar, which boosted returns for U.S. investors. The MSCI EAFE Index returned almost 15% more in U.S. dollar terms than in local currency terms

Sector weightings, particularly an underweight to Energy and overweight to Consumer Staples, had a negative overall impact on performance relative to the index.

Stock selection had mixed results. Holdings in Bank of Ireland and Allied Irish Banks were among the most significant detractors. On the positive side were holdings in Swedish mining company Boliden and British specialty retailer Signet Jewelers.

Among the Fund's quantitative stock selection disciplines, stocks ranked highly by quality-adjusted value outperformed. Those selected by intrinsic value early in the year and its replacement, momentum-adjusted value, also outperformed. Those stocks chosen for their strong momentum characteristics underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Small Companies Fund Class III Shares and the MSCI EAFE Small Cap Index As of February 28, 2010

$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2/29/00
$9,950,000
$26,375,460
$17,774,280
$17,596,130
GMO International Small Companies Fund
MSCI EAFE Small Cap Index
MSCI EAFE Small Cap + Index*

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	60.03%	3.37%	10.18%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   The MSCI EAFE Small Cap + Index represents the S&P Developed ex-U.S. Small Cap Index prior to May 30, 2008 and the MSCI EAFE Small Cap Index thereafter.

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.5%
Short-Term Investments	3.2
Preferred Stocks	1.3
Rights and Warrants	0.0
Forward Currency Contracts	(0.1)
Futures Contracts	(0.2)
Other	1.3
100.0%
Country Summary	% of Equity Investments
Japan	29.8%
United Kingdom	18.9
Germany	6.5
Sweden	5.8
Ireland	4.4
Australia	4.3
Italy	4.2
Singapore	4.0
Canada	3.7
Netherlands	2.9
France	2.7
Hong Kong	2.7
Finland	2.3
Belgium	2.1
Norway	2.0
Austria	1.5
Denmark	0.7
Greece	0.7
Portugal	0.4
Luxembourg	0.2
New Zealand	0.1
Spain	0.1
100.0%

1

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Capital Goods	17.6%
Materials	11.1
Real Estate	9.7
Retailing	9.1
Food, Beverage & Tobacco	6.0
Consumer Services	4.2
Automobiles & Components	4.2
Media	4.2
Diversified Financials	3.8
Energy	3.8
Transportation	3.7
Health Care Equipment & Services	2.9
Software & Services	2.9
Consumer Durables & Apparel	2.8
Semiconductors & Semiconductor Equipment	2.8
Technology Hardware & Equipment	2.7
Commercial & Professional Services	2.4
Banks	1.5
Insurance	1.4
Pharmaceuticals, Biotechnology & Life Sciences	1.2
Food & Staples Retailing	0.9
Utilities	0.4
Telecommunication Services	0.4
Household & Personal Products	0.3
100.0%

2

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 94.5%
	Australia — 4.2%
1,850,148	Australian Infrastructure Fund	3,060,388
13,841,346	Boart Longyear Group *	3,912,874
606,130	Challenger Financial Services Group Ltd	2,076,095
2,330,676	Commonwealth Property Office Fund (REIT)	1,980,510
436,670	David Jones Ltd	1,851,113
690,607	Downer Edi Ltd	4,878,501
5,885,886	Goodman Group	3,153,227
6,343,795	ING Office Fund	3,420,987
151,392	JB Hi–Fi Ltd	2,640,632
9,599,127	Macquarie CountryWide Trust	4,895,628
27,001,190	Macquarie Office Trust (REIT)	6,759,309
4,802,416	Pacific Brands Ltd *	4,912,130
6,344,870	PanAust Ltd *	2,644,117
2,449,350	PaperlinX Ltd *	1,363,651
1,039,433	Sigma Pharmaceuticals Ltd	838,386
	Total Australia	48,387,548
	Austria — 1.4%
43,411	AI Airports International Ltd ADC *	115,257
83,402	BWIN Interactive Entertainment AG *	4,538,995
43,616	Flughafen Wien AG	1,993,622
2,418,201	Immofinanz AG *	7,867,095
114,964	Wienerberger AG *	1,960,976
	Total Austria	16,475,945
	Belgium — 2.0%
30,618	Bekaert NV	4,941,169
100,699	Euronav SA	2,047,862
38,016	GIMV NV	1,897,703
605,043	Nyrstar *	7,819,431
61,555	Omega Pharma SA	3,025,541

See accompanying notes to the financial statements.

3

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Belgium — continued
3,280	SA D'Ieteren NV	1,426,641
64,387	Tessenderlo Chemie	1,915,395
	Total Belgium	23,073,742
	Canada — 3.5%
52,357	ACE Aviation Holdings Inc Class A *	331,896
448,600	Advantage Oil & Gas Ltd *	3,086,736
79,700	Biovail Corp	1,179,366
111,000	Canadian Solar Inc *	2,122,320
53,300	Dorel Industries Inc Class B	1,535,376
198,000	Fairborne Energy Ltd *	839,270
207,700	HudBay Minerals Inc *	2,623,392
163,500	Jean Coutu Group PJC (The) Inc	1,502,609
109,000	Linamar Corp	1,641,941
242,400	Methanex Corp	5,738,628
309,200	Precision Drilling Trust *	2,383,209
358,000	Quadra Mining Ltd *	5,008,325
69,871	Quebecor Inc Class B	1,995,461
339,300	RONA Inc *	5,124,004
123,950	Torstar Corp Class B	753,925
232,025	Transcontinental Inc	2,696,888
336,300	Trinidad Drilling Ltd	2,294,843
	Total Canada	40,858,189
	Denmark — 0.7%
69,131	D/S Norden A/S	2,905,100
20,816	Danisco A/S	1,395,403
56,069	FLSmidth & Co A/S	3,567,931
	Total Denmark	7,868,434
	Finland — 2.2%
212,770	Amer Sports Oyj Class A	2,350,555
283,223	Huhtamaki Oyj	3,088,751
140,180	Outotec Oyj	4,069,159

See accompanying notes to the financial statements.

4

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Finland — continued
507,506	Ruukki Group Oyj *	1,412,826
184,402	Tieto Oyj	4,143,925
489,399	YIT Oyj	10,568,661
	Total Finland	25,633,877
	France — 2.6%
27,103	Arkema	916,556
10,053	Ciments Francais	879,892
6,596	Faiveley SA	542,165
22,813	Fonciere des Regions (REIT)	2,274,778
138,579	Groupe Steria SCA	3,890,073
37,992	IMS International Metal Service *	562,769
44,813	Nexans SA	3,158,888
111,594	Rallye SA	3,595,244
350,294	Rhodia SA *	6,662,180
297,741	Silicon-On-Insulator Technologies *	3,901,573
1,329,176	Technicolor *	1,762,477
80,368	Valeo SA *	2,451,060
	Total France	30,597,655
	Germany — 4.9%
151,941	Aareal Bank AG *	3,151,986
364,747	Aixtron AG	10,704,940
181,355	Arques Industries AG *	377,488
72,942	Aurubis AG	3,368,589
38,299	Bechtle AG	1,016,543
40,714	Bilfinger & Berger AG	2,566,691
36,275	Centrotherm Photovoltaics AG *	1,470,590
122,736	Freenet AG *	1,754,723
398,962	Heidelberger Druckmaschinen AG *	2,769,918
1,391,805	Infineon Technologies AG *	7,592,417
231,958	Kloeckner & Co AG *	5,388,248
106,154	MTU Aero Engines Holding AG	5,377,119
200,149	Praktiker Bau-Und Heimwerkermaerkte Holding AG	1,688,476

See accompanying notes to the financial statements.

5

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Germany — continued
17,632	Software AG	2,036,867
134,244	Suedzucker AG	3,117,000
157,459	Tognum AG	2,701,627
156,444	Wirecard AG	1,881,721
	Total Germany	56,964,943
	Greece — 0.6%
3,654,721	Alapis Holding Industrial and Commercial SA	2,189,912
367,257	Intralot SA	1,736,196
140,531	Jumbo SA	1,325,571
176,844	Motor Oil (Hellas) Corinth Refineries SA	2,237,579
	Total Greece	7,489,258
	Hong Kong — 2.6%
388,800	Dah Sing Financial Group *	1,973,496
2,908,000	First Pacific Co	1,550,963
2,430,400	HKR International Ltd	973,598
10,255,000	Johnson Electric Holdings Ltd *	5,256,639
505,000	Kowloon Development Co Ltd	576,712
8,416,000	Pacific Basin Shipping Ltd	6,714,754
19,426,000	Singmas Container Holdings Ltd *	3,121,502
872,000	Sun Hung Kai & Co Ltd	713,009
3,996,000	Texwinca Holdings Ltd	3,588,761
508,000	VTech Holdings Ltd	5,114,187
	Total Hong Kong	29,583,621
	Ireland — 4.3%
4,007,593	Allied Irish Banks Plc *	5,433,829
4,187,506	Bank of Ireland *	5,701,256
2,452,142	C&C Group Plc	9,048,746
349,516	DCC Plc	9,151,510
1,452,257	Fyffes Plc	871,971
712,800	Grafton Group Plc *	2,334,165
587,696	Irish Life & Permanent Group Holdings Plc *	2,199,760

See accompanying notes to the financial statements.

6

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Ireland — continued
464,699	Kingspan Group Plc *	3,167,609
189,139	Paddy Power Plc	5,990,914
580,622	Smurfit Kappa Group Plc *	4,785,802
1,490,485	Total Produce Ltd	771,026
	Total Ireland	49,456,588
	Italy — 4.1%
499,601	Amplifon SPA *	2,493,959
369,521	Arnoldo Mondadori Editore SPA *	1,393,676
288,544	Autostrada Torino-Milano SPA	3,532,436
424,095	Azimut Holding SPA	4,888,119
157,805	Banca Generali SPA	1,471,628
322,527	Benetton Group SPA	2,562,582
469,053	Beni Stabili SPA	427,885
339,406	Cementir SPA	1,373,184
1,661,124	CIR-Compagnie Industriali Riunite SPA *	3,476,057
94,966	Danieli & Co SPA	2,176,005
160,621	Danieli & Co SPA-RSP	1,970,688
44,481	DiaSorin SPA	1,488,683
251,703	Indesit Company SPA *	2,964,388
226,183	Italcementi SPA-Di RISP	1,389,811
36,818	Italmobiliare SPA *	1,360,373
44,345	Italmobiliare SPA-RSP *	1,180,292
847,759	Maire Tecnimont SPA	2,634,289
1,022,843	Milano Assicurazioni SPA	2,723,419
3,378,327	Pirelli & Co Real Estate SPA *	1,776,268
559,428	Recordati SPA	4,198,860
8,252,996	Seat Pagine Gialle SPA *	1,776,769
	Total Italy	47,259,371
	Japan — 28.6%
230,900	ADEKA Corp	2,146,611
40,500	Aderans Co Ltd *	481,506
2,529,200	Aiful Corp	3,791,327
100,100	Alpen Co Ltd	1,572,917

See accompanying notes to the financial statements.

7

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
465,900	Alps Electric Co Ltd *	2,732,335
406,200	AOC Holdings Inc	2,202,768
116,000	Aoyama Trading Co Ltd	1,896,801
265,400	Arnest One Corp	2,570,357
110,800	Autobacs Seven Co Ltd	3,282,798
610,200	Cedyna Financial Corp *	1,097,139
278,600	Century Tokyo Leasing Corp	3,865,654
34,200	Chiba Kogyo Bank Ltd (The) *	256,349
177,100	CMK Corp *	1,225,041
342,700	CSK Holdings Corp *	1,472,882
2,042	CyberAgent Inc	3,709,662
397,050	Daiei Inc *	1,315,051
122,700	Daiichikosho Co Ltd	1,653,677
2,343,000	Daikyo Inc *	4,300,555
596,000	Dainippon Screen Manufacturing Co Ltd *	2,721,772
25,000	Daio Paper Corp	200,088
956	DA Office Investment Corp (REIT)	1,995,308
275,100	DCM Japan Holdings Co Ltd	1,587,929
69,100	Disco Corp	3,792,028
103,500	Don Quijote Co Ltd	2,620,567
1,454,000	Ebara Corp *	6,915,143
589,600	Edion Corp	6,221,781
160,800	Foster Electric Co Ltd	4,036,825
6,900	FP Corp	324,321
585,000	Fujikura Ltd	3,093,710
295,300	Fuji Oil Co Ltd	4,599,354
106,000	Fuji Soft Inc	1,780,529
72,000	Funai Electric Co Ltd	3,102,073
609,400	Futaba Industrial Co Ltd *	4,467,991
90,100	Fuyo General Lease Co Ltd	2,509,746
1,514,000	Godo Steel	3,286,569
76,400	Goldcrest Co Ltd	2,180,076
47,420	Gulliver International Co Ltd	2,018,726
112,500	H.I.S. Co Ltd	2,024,371
1,282,000	Hanwa Co Ltd	5,092,330

See accompanying notes to the financial statements.

8

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
1,184,500	Hitachi Zosen Corp *	1,662,664
121,300	Hitachi Capital Corp	1,669,384
188,600	Itochu Enex Co Ltd	921,483
488,000	Iwatani International Corp	1,401,732
563,000	JACCS Co Ltd	1,219,965
473	Japan Excellent Inc (REIT)	2,101,231
353,000	Japan Securities Finance Co Ltd	2,529,376
715,000	JFE Shoji Holdings Inc	2,472,227
1,335,000	Juki Corp *	1,808,040
407,000	J–Oil Mills Inc	1,278,897
371,600	K's Holdings Corp	10,940,052
60,900	Kaga Electronics Co Ltd	617,381
299,000	Kaken Pharmaceutical Co Ltd	2,651,527
604,000	Kayaba Industry Co *	1,984,610
113,600	Keihin Corp	1,982,362
1,057	Kenedix Realty Investment Corp (REIT)	2,882,016
140,300	Kohnan Shoji Co Ltd	1,590,882
35,000	Koito Manufacturing Co Ltd	440,468
211,600	Kojima Co Ltd	1,697,045
633,000	Kurabo Industries Ltd	1,132,876
100,200	Kyoei Steel Ltd	1,843,248
135,000	Kyokuyo Co Ltd	296,412
152,000	Kyorin Co Ltd	2,282,863
56,000	Kyudenko Corp	329,696
829,400	Leopalace21 Corp *	3,984,973
58,000	Maeda Road Construction Co Ltd	491,400
50,200	Mandom Corp	1,406,791
309,525	Maruha Group Inc	439,210
248,800	Miraca Holdings Inc	7,543,878
537,000	Mitsubishi Steel Manufacturing Co Ltd *	917,046
1,235,000	Mizuho Investors Securities Co Ltd *	1,275,754
827,000	Morinaga Milk Industry Co Ltd	3,445,635
52,000	Nabtesco Corp	652,416
478,000	Nakayama Steel Works Ltd	688,146

See accompanying notes to the financial statements.

9

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
528,000	Nichias Corp *	2,286,967
112,000	Nichicon Corp	1,233,382
345,000	Nichirei Corp	1,325,650
197,000	Nifco Inc	4,447,020
94,100	Nihon Dempa Kogyo Co Ltd	1,970,615
216,700	Nihon Kohden Corp	3,750,509
418,000	Nippon Chemi-Con Corp *	1,392,389
1,315,000	Nippon Coke & Engineering Co Ltd	1,682,938
292,000	Nippon Corp	2,296,779
855,000	Nippon Metal Industry Co Ltd	1,269,913
81,000	Nippon Sharyo Ltd	499,025
318,000	Nippon Shokubai Co Ltd	2,749,871
508,000	Nippon Soda Co Ltd	1,951,538
628,000	Nippon Synthetic Chemical Industry Co Ltd	4,050,724
287,000	Nippon System Development Co Ltd	3,231,604
1,631	Nippon Commercial Investment Corp (REIT)	2,056,968
55,000	Nippon Densetsu Kogyo Co Ltd	441,978
382,000	Nippon Flour Mills Co Ltd	1,970,797
374,000	Nippon Kayaku Co Ltd	3,071,527
2,344,000	Nippon Light Metal *	2,680,903
1,846	Nippon Residential Investment Corp (REIT) (a)	4,311,461
1,393,500	Nippon Yakin Koguo Co Ltd	4,137,064
240,000	Nipro Corp	4,714,295
456,000	Nissan Shatai Co Ltd	3,522,113
470,000	Nisshin Oillio Group Ltd (The)	2,360,754
157,100	Nissin Kogyo Co Ltd	2,354,639
45,300	Okinawa Electric Power Co	2,504,957
1,322,500	Orient Corp *	1,202,991
728	ORIX JREIT Inc (REIT)	3,496,150
78,300	Osaka Steel Co Ltd	1,191,639
499,000	Pacific Metals Co Ltd	3,644,336
320,000	Park24 Co Ltd	3,327,809
409,000	Pioneer Corp *	1,439,068
88,000	PLENUS Co Ltd	1,240,250

See accompanying notes to the financial statements.

10

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
601	Premier Investment Corp (REIT)	1,987,033
194,200	QP Corp	2,150,660
577,000	Round One Corp	3,718,897
518,000	Ryobi Ltd *	1,625,797
53,000	Ryosan Co	1,256,965
332,000	Sanken Electric Co Ltd	1,159,699
871,000	Sankyo–Tateyama Holdings Inc *	1,104,900
474,000	Seino Holdings Co Ltd	3,343,568
513,000	Shinwa Kaiun Kaisha Ltd *	1,602,002
413,600	Showa Corp	2,494,244
761,000	Sumitomo Light Metal Industries Ltd *	675,917
43,610	Sumitomo Real Estate Sales Co Ltd	1,889,349
643,000	Taihei Kogyo Co Ltd	3,062,639
279,000	Taiyo Yuden Co Ltd	3,848,643
211,000	Takata Corp	4,697,379
357,000	TOA Corp	398,266
1,284,000	Toho Zinc Co Ltd	5,627,742
174,300	Tokai Rika Co Ltd	3,132,302
117,800	Tokyo Steel Manufacturing Co	1,303,673
832,000	Topy Industries Ltd	1,503,788
483	Top REIT Inc (REIT)	2,207,250
1,210,000	Toyo Tire & Rubber Co Ltd *	2,704,731
303,100	TS Tech Co Ltd	5,157,649
1,739	T–Gaia Corp	2,630,277
130,000	Uchida Yoko Co Ltd	408,132
56,900	Ulvac Inc	1,387,593
424,000	Uniden Corp *	1,081,487
28,300	Union Tool Co	794,684
250,800	Unipres Corp	3,432,478
618	United Urban Investment Corp (REIT)	3,319,198
1,339	Wacom Co Ltd	2,068,413
821	Works Applications Co Ltd	539,687
521,000	Zeon Corp	2,718,113
	Total Japan	331,568,131

See accompanying notes to the financial statements.

11

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Luxembourg — 0.2%
60,442	Ternium SA-ADR *	2,068,930
	Netherlands — 2.7%
294,333	Aalberts Industries NV	4,088,691
105,527	Chicago Bridge & Iron Co NV (NY Shares) *	2,288,880
334,029	CSM	8,871,180
26,963	Koninklijke Vopak NV *	1,981,899
469,294	Koninklijke BAM Groep NV	3,718,106
145,116	Mediq NV	2,484,424
45,357	Smit International NV	3,840,605
54,881	USG People NV *	888,273
56,993	Vastned NV (REIT)	3,616,658
	Total Netherlands	31,778,716
	New Zealand — 0.1%
390,239	Fisher & Paykel Healthcare Corp Ltd	925,088
	Norway — 1.9%
254,400	Aker Solutions ASA	3,371,438
5,239,000	Marine Harvest *	4,575,498
705,800	Petroleum Geo–Services ASA *	8,951,569
323,000	Storebrand ASA *	2,244,402
169,600	TGS Nopec Geophysical Co ASA *	3,249,898
	Total Norway	22,392,805
	Portugal — 0.4%
105,045	Redes Energeticas Nacionais SA	422,278
3,247,884	Sonae	3,606,158
	Total Portugal	4,028,436
	Singapore — 3.8%
7,530,000	CapitaCommercial Trust (REIT)	5,781,301
2,426,000	Ezra Holdings Ltd	3,861,979
1,938,000	Ho Bee Investment Ltd	2,300,228

See accompanying notes to the financial statements.

12

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Singapore — continued
306,000	Hong Leong Asia Ltd	800,073
3,288,000	Indofood Agri Resources Ltd *	4,979,387
2,201,000	Jaya Holdings Ltd	1,056,546
1,855,000	Keppel Land Ltd	4,323,237
508,000	Kim Eng Holdings Ltd	711,741
805,000	KS Energy Services Ltd	715,219
970,000	Mapletree Logistics Trust (REIT)	545,200
1,493,000	MobileOne Ltd	2,186,894
599,000	Singapore Airport Terminal Services Ltd	1,112,066
7,415,000	Suntec Real Estate Investment Trust (REIT)	6,850,005
2,063,000	Swiber Holdings Ltd *	1,554,815
977,000	Venture Corp Ltd	5,861,388
589,000	Wheelock Properties Ltd	786,934
662,000	Wing Tai Holdings Ltd	791,037
	Total Singapore	44,218,050
	Spain — 0.1%
33,815	Corp Financiera Alba SA	1,656,552
	Sweden — 5.5%
98,172	Axfood AB	3,083,305
26,100	Betsson AB *	423,007
1,738,355	Boliden AB	21,262,531
33,827	Cardo AB	1,065,475
63,100	D Carnegie AB (a)	6,638
632,215	Eniro AB *	2,186,453
718,533	Fabege AB	4,667,563
199,620	Hexagon AB Class B	2,680,394
38,318	Kinnevik Investment AB	626,449
739,828	Kungsleden AB	5,185,725
54,900	Modern Times Group AB Class B	3,014,547
503,043	NCC Class B	8,168,486
528,780	Peab AB	3,069,159
62,800	SAAB AB Class B	852,321

See accompanying notes to the financial statements.

13

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Sweden — continued
1,198,934	Trelleborg AB Class B *	7,730,839
81,342	Vostok Gas Ltd (a)	2,510
	Total Sweden	64,025,402
	United Kingdom — 18.1%
102,536	Aggreko Plc	1,524,402
1,265,320	BBA Aviation Plc	3,219,592
140,982	Brit Insurance Holdings NV	1,655,264
581,828	Britvic Plc	3,780,928
994,501	Cape Plc *	3,355,965
192,700	Charter International Plc	1,953,468
786,177	Cookson Group Plc *	5,512,486
868,669	Daily Mail & General Trust Plc	5,890,434
472,097	Dairy Crest Group Plc	2,590,920
4,977,518	Debenhams Plc *	4,765,509
2,372,365	Dimension Data Holdings Plc	3,197,288
336,851	Drax Group Plc	2,053,597
9,148,869	DSG International Plc *	4,290,118
414,002	Electrocomponents Plc	1,171,225
3,285,204	Enterprise Inns Plc *	5,096,886
728,683	F&C Asset Management Plc	615,920
1,221,016	Galiform Plc *	1,519,818
1,085,390	Game Group Plc	1,360,000
980,237	GKN Plc *	1,684,135
167,115	Go–Ahead Group Plc	3,455,983
498,594	Greene King Plc	3,284,414
693,491	Halfords Group Plc	4,806,682
330,749	Hiscox Ltd	1,794,510
1,396,954	HMV Group Plc	1,471,322
270,604	IMI Plc	2,333,268
31,249,754	Inchcape Plc *	12,117,776
528,378	Intermediate Capital Group Plc	1,955,191
1,428,250	ITV Plc *	1,177,974
67,547	Jardine Lloyd Thompson Group Plc	509,632
263,846	JD Wetherspoon Plc *	1,807,538

See accompanying notes to the financial statements.

14

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
3,441,168	Johnston Press Plc *	1,296,384
1,966,196	Kesa Electricals Plc	3,431,314
677,038	Lancashire Holdings Ltd	4,957,699
3,514,894	Logica Plc	6,396,634
643,883	Luminar Group Holdings Plc *	275,357
1,999,932	Marston's Plc	2,757,230
521,548	Mcbride Plc	1,905,962
1,675,909	Melrose Plc	4,451,222
797,021	Misys Plc *	2,767,993
463,925	Mitchells & Butlers Plc *	2,007,625
1,387,550	National Express Group Plc	4,296,110
1,743,883	Northern Foods Plc	1,527,254
191,307	Petrofac Ltd	2,997,157
9,981,617	Premier Foods Plc *	5,280,386
118,670	Premier Oil Plc *	1,987,883
3,679,322	Punch Taverns Plc *	4,317,078
898,445	Regus Plc	1,145,746
4,255,927	Rentokil Initial Plc *	8,365,631
507,045	Rightmove Plc	4,908,937
437,805	Savills Plc	2,079,560
353,965	Signet Jewelers Ltd *	10,200,000
2,289,364	SIG Plc *	4,003,701
314,207	Smith News Plc	556,035
277,825	SSL International Plc	3,130,875
501,068	Tate & Lyle Plc	3,218,374
815,263	Travis Perkins Plc *	8,309,591
1,848,930	Trinity Mirror Plc *	3,715,815
1,062,332	Tullett Prebon Plc	4,630,251
211,149	Weir Group Plc (The)	2,514,815
2,527,010	William Hill Plc	7,528,052
8,762,429	Yell Group Plc *	5,288,251
	Total United Kingdom	210,201,167
	TOTAL COMMON STOCKS (COST $1,044,033,085)	1,096,512,448

See accompanying notes to the financial statements.

15

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 1.3%
		Germany — 1.3%
	22,043	Biotest AG 0.99%	1,085,506
	34,908	Draegerwerk AG & Co 0.73%	2,232,831
	128,753	Hugo Boss AG 5.45%	4,364,918
	509,867	ProSiebenSat.1 Media AG 0.18%	7,466,941
		Total Germany	15,150,196
		TOTAL PREFERRED STOCKS (COST $9,938,189)	15,150,196
		RIGHTS AND WARRANTS — 0.0%
		France — 0.0%
	22,813	Fonciere Des Regions Warrants, Expires 12/31/10 *	15,252
		Singapore — 0.0%
	61,000	Tat Hong Holdings Ltd Warrants, Expires 08/02/13 *	2,170
		TOTAL RIGHTS AND WARRANTS (COST $7,969)	17,422
		SHORT-TERM INVESTMENTS — 3.2%
USD	5,000,000	Bank of America Time Deposit, 0.03%, due 03/01/10	5,000,000
USD	5,000,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.03%, due 03/01/10	5,000,000
JPY	35,764,120	Barclays Time Deposit, 0.01%, due 03/01/10	402,454
USD	5,000,000	BNP Paribas Time Deposit, 0.03%, due 03/01/10	5,000,000
NOK	59,278	Brown Brothers Harriman Time Deposit, 0.99%, due 03/01/10	10,029
NZD	14,540	Brown Brothers Harriman Time Deposit, 1.75%, due 03/01/10	10,153
EUR	7,359	Brown Brothers Harriman Time Deposit, 0.04%, due 03/01/10	10,043
CHF	10,089	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	9,404
SEK	73,289	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,305
DKK	54,338	Brown Brothers Harriman Time Deposit, 0.15%, due 03/01/10	9,964
HKD	77,709	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,010
CAD	10,734	Brown Brothers Harriman Time Deposit, 0.05%, due 03/01/10	10,155

See accompanying notes to the financial statements.

16

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
USD	4,796,905	Citibank Time Deposit, 0.03%, due 03/01/10	4,796,905
SGD	285,500	Citibank Time Deposit, 0.01%, due 03/01/10	203,102
USD	5,000,000	Commerzbank Time Deposit, 0.03%, due 03/01/10	5,000,000
AUD	779,941	Deustche Bank Time Deposit, 2.93%, due 03/01/10	698,437
GBP	140,735	HSBC Bank (London) Time Deposit, 0.06%, due 03/01/10	214,255
USD	783,052	HSBC Bank USA Time Deposit, 0.03%, due 03/01/10	783,052
USD	5,000,000	Nordea Bank Norge ASA Time Deposit, 0.03%, due 03/01/10	5,000,000
USD	5,000,000	Societe Generale Time Deposit, 0.03%, due 03/01/10	5,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $37,178,268)	37,178,268
		TOTAL INVESTMENTS — 99.0% (Cost $1,091,157,511)	1,148,858,334
		Other Assets and Liabilities (net) — 1.0%	11,436,089
		TOTAL NET ASSETS — 100.0%	$1,160,294,423

See accompanying notes to the financial statements.

17

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/23/10	CHF	21,162,290	$19,706,511	$(10,153)
4/23/10	CHF	21,162,290	19,706,511	(69,297)
4/23/10	CHF	2,232,581	2,078,999	(18,714)
4/23/10	GBP	9,654,090	14,714,963	(467,831)
4/23/10	GBP	1,158,000	1,765,048	(47,130)
4/23/10	GBP	9,654,090	14,714,963	(475,496)
4/23/10	GBP	7,070,009	10,776,254	(353,284)
4/23/10	HKD	187,350,784	24,145,408	15,636
4/23/10	NOK	118,476,534	19,998,058	(146,559)
4/23/10	SEK	16,664,953	2,337,609	63,025
4/23/10	SEK	16,664,953	2,337,609	110,842
4/23/10	SEK	112,393,872	15,765,599	150,785
4/23/10	SEK	112,393,872	15,765,599	134,102
4/23/10	SGD	6,043,000	4,296,630	37,487
4/23/10	SGD	2,851,551	2,027,480	14,810
4/23/10	SGD	2,851,551	2,027,480	23,397
			$172,164,721	$(1,038,380)
Sales #
4/23/10	CAD	11,885,079	$11,294,458	$63,336
4/23/10	EUR	19,251,914	26,212,410	172,935
4/23/10	EUR	19,251,914	26,212,410	86,090
4/23/10	HKD	125,986,260	16,236,866	(10,026)
4/23/10	JPY	3,067,492,054	34,535,819	(816,925)
4/23/10	SGD	16,209,342	11,524,996	10,080
4/23/10	SGD	12,086,000	8,593,260	(47,570)
			$134,610,219	$(542,080)

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.

18

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
187	FTSE 100	March 2010	$15,230,534	$(50,279)
61	TOPIX	March 2010	6,110,277	(65,197)
263	FTSE/MIB	March 2010	37,738,054	(2,591,644)
168	CAC 40	March 2010	8,474,711	(25,906)
252	MSCI Singapore	March 2010	11,845,721	9,941
			$79,399,297	$(2,723,085)
Sales
228	SPI 200	March 2010	$23,470,469	$408,321
239	S&P Toronto 60	March 2010	30,882,380	(175,862)
5	IBEX 35	March 2010	703,096	10,307
			$55,055,945	$242,766

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

19

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

20

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $1,091,157,511) (Note 2)	$1,148,858,334
Foreign currency, at value (cost $33,802) (Note 2)	45,987
Receivable for investments sold	656,598
Receivable for Fund shares sold	6,634,929
Dividends receivable	472,611
Foreign taxes receivable	96,192
Unrealized appreciation on open forward currency contracts (Note 4)	882,525
Receivable for collateral on open futures contracts (Note 4)	10,285,321
Receivable for variation margin on open futures contracts (Note 4)	687,247
Receivable for expenses reimbursed by Manager (Note 5)	90,020
Total assets	1,168,709,764
Liabilities:
Payable for investments purchased	703,078
Payable for Fund shares repurchased	4,238,837
Payable to affiliate for (Note 5):
Management fee	536,213
Shareholder service fee	134,053
Trustees and Chief Compliance Officer of GMO Trust fees	2,263
Unrealized depreciation on open forward currency contracts (Note 4)	2,462,985
Accrued expenses	337,912
Total liabilities	8,415,341
Net assets	$1,160,294,423
Net assets consist of:
Paid-in capital	$1,246,545,892
Distributions in excess of net investment income	(1,742,122)
Accumulated net realized loss	(138,126,196)
Net unrealized appreciation	53,616,849
$1,160,294,423
Net assets attributable to:
Class III shares	$1,160,294,423
Shares outstanding:
Class III	174,920,807
Net asset value per share:
Class III	$6.63

See accompanying notes to the financial statements.

21

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $1,279,842)	$17,904,433
Interest	57,133
Total investment income	17,961,566
Expenses:
Management fee (Note 5)	5,613,055
Shareholder service fee – Class III (Note 5)	1,403,264
Custodian and fund accounting agent fees	679,321
Audit and tax fees	81,022
Legal fees	45,653
Transfer agent fees	33,891
Trustees fees and related expenses (Note 5)	15,951
Registration fees	9,723
Miscellaneous	26,154
Total expenses	7,908,034
Fees and expenses reimbursed by Manager (Note 5)	(866,619)
Expense reductions (Note 2)	(1,019)
Net expenses	7,040,396
Net investment income (loss)	10,921,170
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(69,402,780)
Closed futures contracts	1,693,330
Foreign currency, forward contracts and foreign currency related transactions	177,665
Net realized gain (loss)	(67,531,785)
Change in net unrealized appreciation (depreciation) on:
Investments	355,498,276
Open futures contracts	(381,157)
Foreign currency, forward contracts and foreign currency related transactions	(701,731)
Net unrealized gain (loss)	354,415,388
Net realized and unrealized gain (loss)	286,883,603
Net increase (decrease) in net assets resulting from operations	$297,804,773

See accompanying notes to the financial statements.

22

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,921,170	$15,943,005
Net realized gain (loss)	(67,531,785)	(57,563,603)
Change in net unrealized appreciation (depreciation)	354,415,388	(311,531,978)
Net increase (decrease) in net assets from operations	297,804,773	(353,152,576)
Distributions to shareholders from:
Net investment income
Class III	(23,982,418)	(11,541,650)
Net realized gains
Class III	—	(26,984,042)
	(23,982,418)	(38,525,692)
Net share transactions (Note 9):
Class III	496,477,449	97,920,776
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	3,178,652	1,037,841
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	499,656,101	98,958,617
Total increase (decrease) in net assets	773,478,456	(292,719,651)
Net assets:
Beginning of period	386,815,967	679,535,618
End of period (including distributions in excess of net investment income of $1,742,122 and accumulated undistributed net investment income of $8,428,133, respectively)	$1,160,294,423	$386,815,967

See accompanying notes to the financial statements.

23

GMO International Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$4.20		$9.29		$12.22		$14.93	$17.84
Income (loss) from investment operations:
Net investment income (loss)†	0.08		0.20		0.24		0.25	0.34
Net realized and unrealized gain (loss)	2.50		(4.78)		(0.34)		2.68	3.44
Total from investment operations	2.58		(4.58)		(0.10)		2.93	3.78
Less distributions to shareholders:
From net investment income	(0.15)		(0.13)		(0.51)		(0.33)	(0.44)
From net realized gains	—		(0.38)		(2.32)		(5.31)	(6.25)
Total distributions	(0.15)		(0.51)		(2.83)		(5.64)	(6.69)
Net asset value, end of period	$6.63		$4.20		$9.29		$12.22	$14.93
Total Return(a)	61.64%		(51.47)%		(2.04)%		23.35%	25.77%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,160,294		$386,816		$679,536		$856,471	$986,602
Net expenses to average daily net assets	0.75	%(c)	0.75	%(b)	0.76	%(b)	0.75%	0.75%
Net investment income (loss) to average daily net assets	1.17%		2.89%		1.98%		1.79%	2.01%
Portfolio turnover rate	58%		64%		72%		48%	49%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.12%		0.13%		0.09%	0.11%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.01		$0.04		$0.03	$0.07

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming its benchmark, the MSCI EAFE (Europe, Australasia, and Far East) Small Cap Index. The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported

25

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.37% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 91.05% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: With respect to certain securities for which no current market or bid prices were available, the Fund valued those securities at the most recent available market or bid price.

26

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$3,482,503	$44,905,045	$—	$48,387,548
Austria	—	16,475,945	—	16,475,945
Belgium	—	23,073,742	—	23,073,742
Canada	40,858,189	—	—	40,858,189
Denmark	—	7,868,434	—	7,868,434
Finland	—	25,633,877	—	25,633,877
France	—	30,597,655	—	30,597,655
Germany	—	56,964,943	—	56,964,943
Greece	—	7,489,258	—	7,489,258
Hong Kong	—	29,583,621	—	29,583,621
Ireland	2,199,760	47,256,828	—	49,456,588
Italy	—	47,259,371	—	47,259,371
Japan	—	327,256,670	4,311,461	331,568,131
Luxembourg	2,068,930	—	—	2,068,930
Netherlands	2,288,880	29,489,836	—	31,778,716
New Zealand	—	925,088	—	925,088
Norway	—	22,392,805	—	22,392,805
Portugal	—	4,028,436	—	4,028,436
Singapore	—	44,218,050	—	44,218,050
Spain	—	1,656,552	—	1,656,552
Sweden	—	64,016,254	9,148	64,025,402
United Kingdom	—	210,201,167	—	210,201,167
TOTAL COMMON STOCKS	50,898,262	1,041,293,577	4,320,609	1,096,512,448

27

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stocks
Germany	$—	$15,150,196	$—	$15,150,196
TOTAL PREFERRED STOCKS	—	15,150,196	—	15,150,196
Rights and Warrants
France	—	15,252	—	15,252
Singapore	—	2,170	—	2,170
TOTAL RIGHTS AND WARRANTS	—	17,422	—	17,422
Short-Term Investments	37,178,268	—	—	37,178,268
Total Investments	88,076,530	1,056,461,195	4,320,609	1,148,858,334
Derivatives
Forward Currency Contracts	—	882,525	—	882,525
Futures Contracts	—	428,569	—	428,569
Total Derivatives	—	1,311,094	—	1,311,094
Total	$88,076,530	$1,057,772,289	$4,320,609	$1,150,169,428

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(2,462,985)	$—	$(2,462,985)
Futures Contracts	(175,862)	(2,733,026)	—	(2,908,888)
Total Derivatives	(175,862)	(5,196,011)	—	(5,371,873)
Total	$(175,862)	$(5,196,011)	$—	$(5,371,873)

28

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The aggregate net value of the Fund's direct investments in securities using Level 3 inputs was 0.37% of total net assets.

	Balances as of February 28, 2009	Net Purchase/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Common Stocks
Japan	$—	$4,751,827	$—	$3,252	$(443,618)	$—	$4,311,461
Sweden	5,140	—	—	—	4,008	—	9,148
United Kingdom	125,815	—	—	—	(125,815)	—	—
Total	$130,955	$4,751,827	$—	$3,252	$(565,425)	$—	$4,320,609

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

29

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, passive foreign investment company transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$23,982,418	$11,546,276
Net long-term capital gain	—	26,979,416
Total distributions	$23,982,418	$38,525,692

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attribuutes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$6,421,863
Other Tax Attributes:
Capital loss carryforwards	(116,659,397)
Post-October capital loss deferral	(5,354,054)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(16,328,991)
2/28/2018	(100,330,406)
Total	$(116,659,397)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,116,993,933	$117,095,615	$(85,231,214)	$31,864,401

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

31

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 28, 2010, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the

32

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

33

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

34

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out

35

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to enhance potential gain, manage against anticipated currency exchange rates, adjust exposure to foreign currencies and maintain the diversity and liquidity of the portfolio. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

36

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to enhance potential gain, adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of

37

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with

38

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely

39

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$17,422	$—	$17,422
Unrealized appreciation on futures contracts*	—	—	—	428,569	—	428,569
Unrealized appreciation on forward currency contracts	—	882,525	—	—	—	882,525
Total	$—	$882,525	$—	$445,991	$—	$1,328,516
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(2,908,888)	$—	$(2,908,888)
Unrealized depreciation on forward currency contracts	—	(2,462,985)	—	—	—	(2,462,985)
Total	$—	$(2,462,985)	$—	$(2,908,888)	$—	$(5,371,873)

40

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(3,113,353)	$—	$(3,113,353)
Futures contracts	—	—	—	1,693,330	—	1,693,330
Forward currency contracts	—	249,580	—	—	—	249,580
Total	$—	$249,580	$—	$(1,420,023)	$—	$(1,170,443)
Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$8,270	$—	$8,270
Futures contracts	—	—	—	(381,157)	—	(381,157)
Forward currency contracts	—	(703,943)	—	—	—	(703,943)
Total	$—	$(703,943)	$—	$(372,887)	$—	$(1,076,830)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Rights / Warrants
Average amount outstanding	$216,860,487	$97,134,808	$517,272

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

41

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.60% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.60% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.60% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $15,951 and $6,396, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $976,687,849 and $507,642,537, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

42

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, 26.70% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.93% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 53.07% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	94,444,920	$574,278,622	27,018,472	$144,232,120
Shares issued to shareholders in reinvestment of distributions	3,299,206	21,330,532	5,410,297	37,797,241
Shares repurchased	(14,875,294)	(99,131,705)	(13,514,910)	(84,108,585)
Purchase premiums	—	2,786,254	—	671,626
Redemption fees	—	392,398	—	366,215
Net increase (decrease)	82,868,832	$499,656,101	18,913,859	$98,958,617

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

Subsequent to February 28, 2010, the Fund received redemption requests in the amount of $439,035,726.

43

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

44

GMO International Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.75%	$1,000.00	$976.80	$3.68
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

45

GMO International Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $1,216,749 and recognized foreign source income of $19,184,275.

For taxable, non-corporate shareholders, 58.14% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

46

GMO International Small Companies Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

47

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

48

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

49

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

50

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

52

GMO Real Estate Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Real Estate Fund returned +89.9% for the fiscal year ended February 28, 2010, as compared with +98.2% for the MSCI U.S. REIT Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted overall from returns relative to the MSCI U.S. REIT Index. Selections in the Office GICS Sub-Industry added to relative returns while selections in the Specialized, Residential, and Retail GICS Sub-Industries detracted. In terms of individual names, overweight positions in CBL & Associates Properties and Host Hotels & Resorts and an underweight in Investors Real Estate Trust added to relative returns. An overweight in Public Storage and underweight positions in Simon Property Group and LaSalle Hotel Properties detracted from relative returns.

Sector selection also detracted overall from returns relative to the MSCI U.S. REIT Index. Underweight positions in the Industrial and Residential GICS Sub-Industries and an overweight in Specialized were among the detractors.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Real Estate Fund Class III Shares and the MSCI U.S. REIT Index As of February 28, 2010

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
89.86%
1.90%
10.37%
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/29/00
$10,000,000
$27,228,380
$26,832,370
$9,696,160
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Real Estate Fund
MSCI U.S. REIT Index
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Real Estate Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.8%
Short-Term Investments	2.4
Other	(0.2)
100.0%
Industry Summary	% of REIT Investments
Specialized	28.2%
Retail	26.1
Office	17.5
Residential	14.1
Diversified	8.2
Industrial	5.9
100.0%

1

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 97.8%
	REAL ESTATE INVESTMENT TRUSTS — 97.8%
	Diversified — 8.0%
1,300	Colonial Properties Trust	15,327
2,900	Investors Real Estate Trust	25,926
9,800	Liberty Property Trust	303,114
1,800	PS Business Parks, Inc.	88,200
9,046	Vornado Realty Trust	594,503
2,100	Washington Real Estate Investment Trust	58,506
4,300	Winthrop Realty Trust	51,041
	Total Diversified	1,136,617
	Industrial — 5.8%
11,300	AMB Property Corp.	275,042
3,100	DCT Industrial Trust, Inc.	15,252
2,700	DuPont Fabros Technology, Inc.	52,920
1,700	EastGroup Properties, Inc.	61,030
31,938	ProLogis	411,681
	Total Industrial	815,925
	Office — 17.2%
3,890	Alexandria Real Estate Equities, Inc.	239,702
8,800	BioMed Realty Trust, Inc.	135,960
10,400	Boston Properties, Inc.	706,472
2,489	Brandywine Realty Trust	27,902
2,800	Corporate Office Properties Trust	103,124
4,600	Digital Realty Trust, Inc.	237,268
1,300	Douglas Emmett, Inc.	18,317
5,000	Duke Realty Corp.	55,500
6,000	Franklin Street Properties Corp.	77,820
3,800	Highwoods Properties, Inc.	110,390
16,900	HRPT Properties Trust	118,638
3,200	Kilroy Realty Corp.	90,656
208	Lexington Realty Trust	1,238

See accompanying notes to the financial statements.

2

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Office — continued
6,000	Mack-Cali Realty Corp.	201,240
5,823	SL Green Realty Corp.	297,322
	Total Office	2,421,549
	Residential — 13.7%
1,700	American Campus Communities, Inc.	46,988
6,286	Apartment Investment & Management Co.-Class A	104,913
6,973	AvalonBay Communities, Inc.	567,742
5,200	BRE Properties, Inc.	175,292
4,900	Camden Property Trust	196,245
3,400	Education Realty Trust, Inc.	18,530
2,300	Equity Lifestyle Properties, Inc.	114,402
7,600	Equity Residential	274,208
710	Essex Property Trust, Inc.	60,989
1,800	Home Properties, Inc.	82,440
2,200	Mid-America Apartment Communities, Inc.	114,268
3,200	Post Properties, Inc.	61,568
1,900	Sun Communities, Inc.	36,613
5,181	UDR, Inc.	87,041
	Total Residential	1,941,239
	Retail — 25.5%
2,584	Acadia Realty Trust	43,230
440	Alexander's, Inc. *	128,480
9,431	CBL & Associates Properties, Inc.	112,134
6,000	Cedar Shopping Centers, Inc.	39,540
15,197	Developers Diversified Realty Corp.	161,240
4,600	Equity One, Inc.	84,962
3,600	Federal Realty Investment Trust	248,256
3,000	Getty Realty Corp.	66,270
3,000	Inland Real Estate Corp.	25,200
29,758	Kimco Realty Corp.	413,339
3,942	Macerich Co. (The)	140,493
8,000	National Retail Properties, Inc.	169,760
6,000	Ramco-Gershenson Properties Trust	60,120

See accompanying notes to the financial statements.

3

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retail — continued
7,100	Realty Income Corp.	198,800
3,700	Regency Centers Corp.	128,279
1,400	Saul Centers, Inc.	49,952
13,903	Simon Property Group, Inc.	1,088,466
1,900	Tanger Factory Outlet Centers, Inc.	79,173
2,400	Taubman Centers, Inc.	92,952
2,700	Urstadt Biddle Properties, Inc.	42,579
11,100	Weingarten Realty Investors	228,549
	Total Retail	3,601,774
	Specialized — 27.6%
3,811	DiamondRock Hospitality Co. *	34,070
3,200	Entertainment Properties Trust	122,304
5,500	Extra Space Storage, Inc.	62,040
21,500	HCP, Inc.	618,770
6,000	Health Care, Inc.	254,160
2,200	Healthcare Realty Trust, Inc.	45,958
9,700	Hospitality Properties Trust	213,109
45,637	Host Hotels & Resorts, Inc.	534,409
1,700	LaSalle Hotel Properties	32,997
1,200	LTC Properties, Inc.	31,296
6,200	Medical Properties Trust, Inc.	63,798
2,200	National Health Investors, Inc.	76,582
8,300	Nationwide Health Properties, Inc.	275,477
5,600	Omega Healthcare Investors, Inc.	106,232
8,114	Public Storage	666,890
10,100	Senior Housing Properties Trust	209,979
1,900	Sovran Self Storage, Inc.	60,287
2,000	Sunstone Hotel Investors, Inc. *	17,880
300	Universal Health Realty Income Trust	10,149
10,300	Ventas, Inc.	455,157
	Total Specialized	3,891,544
	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $16,131,674)	13,808,648
	TOTAL REAL ESTATE INVESTMENTS (COST $16,131,674)	13,808,648

See accompanying notes to the financial statements.

4

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.4%
	Money Market Funds — 2.4%
334,128	State Street Institutional Treasury Money Market Fund-Institutional Class	334,128
	TOTAL SHORT-TERM INVESTMENTS (COST $334,128)	334,128
	TOTAL INVESTMENTS — 100.2% (Cost $16,465,802)	14,142,776
	Other Assets and Liabilities (net) — (0.2%)	(30,492)
	TOTAL NET ASSETS — 100.0%	$14,112,284

Notes to Schedule of Investments:

*  Non-income producing security.

See accompanying notes to the financial statements.

5

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $16,465,802) (Note 2)	$14,142,776
Dividends receivable	12,205
Receivable for expenses reimbursed by Manager (Note 5)	6,104
Total assets	14,161,085
Liabilities:
Payable to affiliate for (Note 5):
Management fee	3,443
Shareholder service fee	1,565
Trustees and Chief Compliance Officer of GMO Trust fees	58
Accrued expenses	43,735
Total liabilities	48,801
Net assets	$14,112,284
Net assets consist of:
Paid-in capital	$21,399,466
Accumulated undistributed net investment income	222,085
Accumulated net realized loss	(5,186,241)
Net unrealized depreciation	(2,323,026)
$14,112,284
Net assets attributable to:
Class III shares	$14,112,284
Shares outstanding:
Class III	2,291,895
Net asset value per share:
Class III	$6.16

See accompanying notes to the financial statements.

6

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends	$565,688
Total investment income	565,688
Expenses:
Management fee (Note 5)	40,048
Shareholder service fee – Class III (Note 5)	18,204
Audit and tax fees	56,642
Custodian, fund accounting agent and transfer agent fees	4,703
Registration fees	3,154
Legal fees	574
Trustees fees and related expenses (Note 5)	240
Miscellaneous	1,719
Total expenses	125,284
Fees and expenses reimbursed by Manager (Note 5)	(66,763)
Expense reductions (Note 2)	(2)
Net expenses	58,519
Net investment income (loss)	507,169
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(3,620,251)
Change in net unrealized appreciation (depreciation) on investments	10,298,815
Net realized and unrealized gain (loss)	6,678,564
Net increase (decrease) in net assets resulting from operations	$7,185,733

See accompanying notes to the financial statements.

7

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$507,169	$763,238
Net realized gain (loss)	(3,620,251)	(1,621,100)
Change in net unrealized appreciation (depreciation)	10,298,815	(9,140,643)
Net increase (decrease) in net assets from operations	7,185,733	(9,998,505)
Distributions to shareholders from:
Net investment income
Class III	(341,015)	(728,184)
Net realized gains
Class III	—	(312,412)
	(341,015)	(1,040,596)
Net share transactions (Note 9):
Class III	(1,031,843)	(126,775)
Total increase (decrease) in net assets	5,812,875	(11,165,876)
Net assets:
Beginning of period	8,299,409	19,465,285
End of period (including accumulated undistributed net investment income of $222,085 and $133,569, respectively)	$14,112,284	$8,299,409

See accompanying notes to the financial statements.

8

GMO Real Estate Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$3.34		$7.85		$12.87	$12.27	$14.54
Income (loss) from investment operations:
Net investment income (loss)†	0.21		0.31		0.40	0.38	0.61
Net realized and unrealized gain (loss)	2.76		(4.40)		(3.29)	2.72	3.24
Total from investment operations	2.97		(4.09)		(2.89)	3.10	3.85
Less distributions to shareholders:
From net investment income	(0.15)		(0.29)		(0.14)	(0.31)	(0.40)
From net realized gains	—		(0.13)		(1.99)	(2.19)	(5.72)
Total distributions	(0.15)		(0.42)		(2.13)	(2.50)	(6.12)
Net asset value, end of period	$6.16		$3.34		$7.85	$12.87	$12.27
Total Return(a)	89.86%		(54.45)%		(24.04)%	29.76%	28.89%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$14,112		$8,299		$19,465	$37,650	$41,391
Net expenses to average daily net assets	0.48	%(b)	0.48	%(b)	0.48%	0.48%	0.48%
Net investment income (loss) to average daily net assets	4.18%		4.44%		3.78%	3.24%	3.91%
Portfolio turnover rate	34%		29%		49%	43%	52%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.55%		0.41%		0.22%	0.28%	0.25%

(a)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Real Estate Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming its benchmark, the MSCI U.S. REIT Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index and in companies with similar characteristics. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments (which includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which

10

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$13,808,648	$—	$—	$13,808,648
Short-Term Investments	334,128	—	—	334,128
Total	$14,142,776	$—	$—	$14,142,776

All of the Fund's common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

11

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to adjustments related to real estate investment trust holdings, capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$341,015	$748,940
Net long-term capital gain	—	291,656
Total distributions	$341,015	$1,040,596

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

12

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$222,085
Other Tax Attributes:
Capital loss carryforwards	$(3,613,459)
Post-October capital loss deferral	$(740,915)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(517,045)
2/28/2018	(3,096,414)
Total	$(3,613,459)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$17,297,668	$718,784	$(3,873,676)	$(3,154,892)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

13

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions paid by real estate investment trusts ("REITs") in excess of their income are recorded as reductions of the cost of the related investments which increases/decreases the unrealized/realized gains/losses as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Real Estate Risk — Real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and

14

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

economic trends. REITs are subject to substantial cash flow dependency, defaults by borrowers, and the risk of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund's net asset value more susceptible to economic, market, political, and other developments affecting the real estate industry.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

15

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

16

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the

17

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

18

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price

19

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

20

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $240 and $28, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $4,043,321 and $4,982,779, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

21

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, 89.08% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.83% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 72.25% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	51,911	$233,590	37,799	$261,394
Shares issued to shareholders in reinvestment of distributions	9,026	43,675	62,656	420,430
Shares repurchased	(252,985)	(1,309,108)	(96,908)	(808,599)
Net increase (decrease)	(192,048)	$(1,031,843)	3,547	$(126,775)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

23

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,148.80	$2.56
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

24

GMO Real Estate Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

25

GMO Real Estate Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

28

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Collateral Fund returned +25.6% for the fiscal year ended February 28, 2010, as compared with +1.1% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 24.5%, with positive performance attributable to improved pricing in asset-backed security holdings.

Asset-backed security spreads experienced tightening as pricing and liquidity conditions in securitized credit markets improved during the fiscal year. As a result, SDCF outperformed LIBOR by more than 24%. Despite improved spreads, SDCF's asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, representing 16% of its market value from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 76% of the portfolio was rated single-A or better.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Short-Duration Collateral Fund and the J.P. Morgan U.S. 3 Month Cash Index As of February 28, 2010

$13,000,000
$12,600,000
$12,200,000
$11,800,000
$11,400,000
$11,000,000
$10,600,000
$10,200,000
$9,800,000
$9,400,000
$9,000,000
2002
2003
2004
2005
2006
2007
2008
2009
2010
11/26/02
$10,000,000
$12,512,190
$12,003,940
GMO Short-Duration Collateral Fund
J.P. Morgan U.S. 3 Month Cash Index

Average Annual Total Returns		
1 Year	5 Year	Since Inception **11/26/02**
25.58%	2.75%	2.55%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	95.6%
Short-Term Investments	4.4
Forward Currency Contracts	0.0
Swaps	(0.1)
Other	0.1
100.0%
Industry Summary	% of Debt Obligations
Credit Cards	21.9%
Auto Financing	14.1
Residential Asset-Backed Securities (United States)	12.3
CMBS	8.5
Insured Auto Financing	7.9
Residential Mortgage-Backed Securities (European)	6.3
Student Loans	4.8
Business Loans	4.5
Residential Mortgage-Backed Securities (Australian)	3.7
Insured Other	3.3
Investment Grade Corporate Collateralized Debt Obligations	1.7
Non-Investment Grade Corporate Collateralized Debt Obligations	1.4
CMBS Collateralized Debt Obligations	1.4
Rate Reduction Bonds	1.2
U.S. Government Agency	1.1
Insurance Premiums	1.1
Equipment Leases	1.0
Insured High Yield Collateralized Debt Obligations	0.8
Insured Residential Asset-Backed Securities (United States)	0.6
Insured Time Share	0.6
Insured Residential Mortgage-Backed Securities (United States)	0.5
Airlines	0.4
Bank Loan Collateralized Debt Obligations	0.4
Insured Transportation	0.2
Time Share	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Insured Business Loans	0.1
Collateralized Loan Obligations	0.0
ABS Collateralized Debt Obligations	0.0
100.0%

1

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 95.6%
	Asset-Backed Securities — 94.5%
	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.90%, due 10/20/44	336,000
	Airlines — 0.4%
19,027,918	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.71%, due 05/15/24	7,230,609
5,792,543	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	5,821,506
	Total Airlines	13,052,115
	Auto Financing — 13.5%
26,700,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.63%, due 02/18/14	26,728,569
3,750,206	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.33%, due 02/15/11	3,748,931
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.58%, due 07/15/14	5,163,750
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.88%, due 08/15/13	25,101,720
22,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	23,803,020
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.08%, due 11/10/14	17,791,674
18,914,220	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.27%, due 02/15/12	18,897,197
13,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.61%, due 07/15/12	13,721,235
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.23%, due 03/15/13	32,674,182
61,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.48%, due 06/15/13	59,780,000
8,400,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.18%, due 05/20/16	8,566,572
30,200,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.43%, due 07/15/11	30,420,460

See accompanying notes to the financial statements.

2

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Auto Financing — continued
25,801,593	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 06/17/13	25,744,830
30,400,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.23%, due 05/15/12	30,210,000
32,200,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.33%, due 06/15/12	31,958,500
17,100,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.88%, due 10/15/12	16,727,220
33,350,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.50%, due 12/15/16	33,209,930
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.38%, due 03/20/14	12,000,000
14,619,461	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 11/15/12	14,557,606
	Total Auto Financing	430,805,396
	Bank Loan Collateralized Debt Obligations — 0.4%
11,970,820	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.42%, due 06/20/25	11,856,723
	Business Loans — 4.3%
16,134,637	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.39%, due 08/16/19	13,875,788
3,116,060	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.59%, due 04/25/34	2,399,366
2,376,382	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.60%, due 01/25/35	1,699,113
10,253,342	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.62%, due 01/25/36	6,408,339
8,989,911	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.47%, due 07/25/37	5,959,682
31,200,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.53%, due 12/25/37	24,336,000
2,151,752	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.35%, due 08/22/16	2,087,200
5,777,767	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.36%, due 03/20/17	5,315,546

See accompanying notes to the financial statements.

3

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Business Loans — continued
3,083,492	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.52%, due 05/15/32	2,543,881
5,714,313	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.47%, due 11/15/33	4,457,164
41,500,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.24%, due 07/20/12	41,396,250
7,917,015	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 02/25/30	5,304,400
4,937,453	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 09/25/30	3,209,345
382,671	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.88%, due 10/25/37	375,017
27,169,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.08%, due 10/25/37	18,746,610
209,019	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.73%, due 09/15/17	181,846
	Total Business Loans	138,295,547
	CMBS — 8.2%
11,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	11,965,750
2,986,390	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	3,017,747
19,100,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.35%, due 07/15/44	18,303,148
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.36%, due 12/15/20	20,743,706
25,800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	26,194,740
16,950,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.34%, due 03/10/44	17,231,370
1,684,704	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 11/05/21	1,533,081
27,200,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	27,620,750
5,938,604	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 03/06/20	5,701,060

See accompanying notes to the financial statements.

4

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	CMBS — continued
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.36%, due 03/06/20	5,890,500
7,478,954	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.35%, due 02/15/20	6,357,111
42,900,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	43,955,340
27,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	27,980,100
10,300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	10,557,500
11,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	11,385,000
2,955,253	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	2,987,761
21,226,794	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 09/15/21	18,918,380
	Total CMBS	260,343,044
	CMBS Collateralized Debt Obligations — 1.3%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.05%, due 11/23/52	131,951
10,437,410	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.60%, due 06/28/19	8,558,676
13,338,608	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	6,936,076
18,419,547	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.55%, due 08/26/30	8,288,796
27,100,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.56%, due 05/25/46	17,886,000
	Total CMBS Collateralized Debt Obligations	41,801,499
	Collateralized Loan Obligations — 0.0%
470,212	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 0.73%, due 02/25/13	452,579
	Credit Cards — 20.9%
4,135,845	Advanta Business Card Master Trust, Series 05-A2, Class A2, 1 mo. LIBOR + .13%, 0.36%, due 05/20/13	4,073,807
5,990,709	Advanta Business Card Master Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.26%, due 04/22/13	5,885,871

See accompanying notes to the financial statements.

5

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)		Description	Value ($)
		Credit Cards — continued
	50,600,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.27%, due 02/15/13	50,573,459
	20,700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.26%, due 12/15/13	20,637,900
	10,300,000	American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.43%, due 09/15/11	10,303,193
	4,200,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.25%, due 03/15/14	4,159,260
	33,750,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.23%, due 09/15/14	34,451,662
	17,875,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.40%, due 06/16/14	17,796,171
	24,800,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.24%, due 08/15/13	24,735,520
	7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.26%, due 03/16/15	7,601,286
	16,800,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.30%, due 05/15/13	16,791,600
	17,500,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.33%, due 03/17/14	17,617,600
	39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.48%, due 09/15/17	37,847,160
	46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.30%, due 07/15/14	46,017,500
	22,900,000	Chase Issuance Trust, Series 06-A7, Class A, 1 mo. LIBOR + .01%, 0.24%, due 02/15/13	22,858,780
	4,000,000	Chase Issuance Trust, Series 07-A1, Class A1, 1 mo. LIBOR + .02%, 0.25%, due 03/15/13	3,993,600
	13,000,000	Chase Issuance Trust, Series 07-A11, Class A11, 1 mo. LIBOR, 0.23%, due 07/16/12	12,989,600
	11,200,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 0.39%, due 08/15/13	11,120,816
EUR	33,200,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.76%, due 05/24/13	44,567,563
	8,100,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.30%, due 04/24/14	8,042,247

See accompanying notes to the financial statements.

6

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Credit Cards — continued
11,000,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.29%, due 06/18/13	10,860,740
16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.32%, due 06/16/15	16,105,313
52,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.26%, due 01/16/14	52,278,400
10,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	10,587,280
19,800,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.27%, due 03/15/13	19,772,280
35,800,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.24%, due 06/15/13	35,771,360
39,800,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.28%, due 04/15/13	39,700,500
17,500,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.78%, due 07/15/13	17,467,188
11,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.38%, due 01/15/14	11,432,725
40,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.03%, due 05/15/13	40,350,375
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.36%, due 02/15/17	9,916,830
	Total Credit Cards	666,307,586
	Equipment Leases — 0.9%
2,766,137	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.83%, due 10/17/11	2,766,800
14,600,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.18%, due 08/15/14	14,871,560
11,594,283	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.48%, due 06/14/11	11,581,645
	Total Equipment Leases	29,220,005
	Insurance Premiums — 1.0%
32,700,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.28%, due 12/15/11	32,373,000

See accompanying notes to the financial statements.

7

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Auto Financing — 7.5%
2,833,333	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.35%, due 04/20/11	2,829,592
4,572,199	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.31%, due 05/06/12	4,554,916
19,668,883	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.27%, due 10/06/13	19,405,320
17,000,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.28%, due 12/06/13	16,650,480
3,492,981	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.26%, due 05/07/12	3,457,192
13,300,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.03%, due 06/06/14	13,005,565
25,400,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.73%, due 03/08/16	25,034,240
14,854,920	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.24%, due 12/15/12	14,747,964
16,723,036	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	16,575,203
6,046,660	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.25%, due 11/15/13	5,991,635
9,860,663	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.74%, due 04/16/12	9,861,156
7,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.48%, due 11/25/11	7,758,601
23,763,484	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.28%, due 09/15/14	23,245,440
22,955,046	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.88%, due 10/15/14	22,426,850
51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.43%, due 07/14/14	51,499,044
2,407,346	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	2,424,269
	Total Insured Auto Financing	239,467,467
	Insured Business Loans — 0.1%
2,824,689	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.67%, due 10/25/30	1,694,813

See accompanying notes to the financial statements.

8

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured High Yield Collateralized Debt Obligations — 0.7%
17,711,538	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, 3mo. LIBOR +.25%, 0.50%, due 06/30/17 (a)	14,966,158
5,314,369	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.71%, due 12/16/15	4,862,648
3,655,250	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.01%, due 05/22/13	3,106,962
	Total Insured High Yield Collateralized Debt Obligations	22,935,768
	Insured Other — 3.1%
24,700,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	23,914,540
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	40,235,460
11,937,831	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.43%, due 09/15/41	9,935,820
11,416,868	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.43%, due 12/15/41	9,554,965
16,239,189	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.50%, due 01/05/14	13,803,311
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	479,455
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	2,219,457
	Total Insured Other	100,143,008
	Insured Residential Asset-Backed Securities (United States) — 0.6%
2,699,539	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.44%, due 07/25/34	1,908,574
3,210,727	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.61%, due 12/25/33	2,385,024
841,610	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.56%, due 03/25/34	559,224
19,630,995	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.45%, due 11/25/35	13,204,397
	Total Insured Residential Asset-Backed Securities (United States)	18,057,219

See accompanying notes to the financial statements.

9

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — 0.5%
534,315	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.57%, due 10/25/34	299,216
1,069,770	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.56%, due 01/25/35	599,071
13,455,052	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.38%, due 06/15/37	4,884,184
6,929,322	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.46%, due 10/25/34	3,722,432
419,693	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.69%, due 07/25/29	175,881
436,769	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.79%, due 08/15/30	210,981
1,007,664	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.67%, due 06/25/34	503,832
215,311	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.52%, due 12/25/32	92,584
4,941,216	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.42%, due 11/25/35	2,840,211
1,961,512	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.60%, due 09/27/32	1,497,045
1,565,282	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.45%, due 06/25/34	944,397
	Total Insured Residential Mortgage-Backed Securities (United States)	15,769,834
	Insured Time Share — 0.6%
1,941,315	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.41%, due 05/20/17	1,810,277
3,427,816	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.38%, due 05/20/18	3,033,963
3,647,392	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.38%, due 03/20/19	3,346,482
11,782,738	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.23%, due 09/20/19	9,604,298
	Total Insured Time Share	17,795,020

See accompanying notes to the financial statements.

10

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Transportation — 0.1%
5,375,000	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.53%, due 04/17/19	4,783,750
	Investment Grade Corporate Collateralized Debt Obligations — 1.7%
12,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.77%, due 03/20/10	11,724,000
10,100,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.70%, due 03/20/10	9,837,400
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.54%, due 06/20/13	24,162,300
8,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.95%, due 08/01/11	7,678,440
	Total Investment Grade Corporate Collateralized Debt Obligations	53,402,140
	Non-Investment Grade Corporate Collateralized Debt Obligations — 1.3%
22,300,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.65%, due 12/20/10	21,051,200
22,900,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.67%, due 06/22/10	21,232,880
	Total Non-Investment Grade Corporate Collateralized Debt Obligations	42,284,080
	Rate Reduction Bonds — 1.2%
11,166,632	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	11,452,833
24,500,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	25,663,750
	Total Rate Reduction Bonds	37,116,583
	Residential Asset-Backed Securities (United States) — 11.8%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.62%, due 01/25/35	753,938
962,947	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.28%, due 02/25/37	930,303
3,019,383	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.37%, due 02/25/36	422,714
2,390,911	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.37%, due 03/25/36	2,187,684

See accompanying notes to the financial statements.

11

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
8,500,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.41%, due 03/25/36	3,506,250
8,153,103	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.33%, due 08/25/36	6,053,679
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.41%, due 10/25/36	5,278,000
14,775,633	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.33%, due 07/25/36	10,970,908
5,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.39%, due 05/25/36	2,006,000
5,978,952	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.32%, due 06/25/36	4,439,372
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 04/25/36	4,079,250
4,126,759	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.39%, due 09/25/35	443,627
8,313,585	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 06/25/36	893,710
9,663,706	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.40%, due 06/25/36	193,274
7,928,961	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.32%, due 01/25/37	2,775,136
5,722,380	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.30%, due 11/25/36	3,061,473
12,269,652	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.43%, due 05/25/37	1,226,965
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.75%, due 05/25/34	2,957,973
56,771,651	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 07/25/36	17,066,977
8,835,445	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.34%, due 09/25/36	3,975,950
12,012,690	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.42%, due 03/25/36	6,006,345
323,423	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.34%, due 05/25/36	109,964

See accompanying notes to the financial statements.

12

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
9,214,258	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	3,409,275
9,897,237	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.34%, due 10/25/36	9,329,136
10,100,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.38%, due 10/25/36	4,812,650
195,532	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.29%, due 11/25/36	193,186
24,410,826	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.45%, due 05/25/37	18,764,602
5,637,348	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 05/28/39	2,649,554
5,877,235	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	2,174,577
11,060,811	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 02/28/40	5,352,326
4,155,694	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.34%, due 11/25/36	2,909,402
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.43%, due 11/25/36	1,759,500
4,728,313	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.39%, due 02/25/37	476,141
6,408,863	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.39%, due 01/25/36	6,266,202
3,384,189	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.35%, due 02/25/37	3,004,821
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.43%, due 02/25/37	20,890,230
12,285,397	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.39%, due 06/25/36	9,469,953
235,978	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.77%, due 04/25/33	150,247
168,844	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.64%, due 10/25/34	132,236
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.39%, due 12/25/36	3,074,610

See accompanying notes to the financial statements.

13

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.37%, due 02/25/37	25,394,300
5,949,003	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.31%, due 03/25/37	5,716,992
1,200,309	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.34%, due 04/25/36	1,188,306
428,596	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.53%, due 04/25/34	235,728
163,486	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.30%, due 12/25/37	162,668
14,061,800	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 04/25/36	8,120,690
4,263,417	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.42%, due 05/25/36	2,698,610
2,423,920	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.33%, due 08/25/36	1,658,112
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 08/25/36	6,874,125
14,540,608	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.38%, due 08/25/36	5,115,241
3,488,208	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.54%, due 01/20/35	2,999,859
3,016,677	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 01/20/35	2,552,863
10,853,854	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.39%, due 01/20/36	9,375,016
29,400,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.35%, due 12/25/36	9,816,660
3,290,418	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.48%, due 10/25/35	3,038,503
5,425,575	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.36%, due 10/25/36	5,183,106
20,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.38%, due 03/25/36	9,272,330
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	3,421,753

See accompanying notes to the financial statements.

14

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
23,121,480	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 08/25/36	7,341,070
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.39%, due 10/25/36	4,788,000
6,410,087	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.39%, due 03/25/36	632,996
8,279,517	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.35%, due 02/25/37	4,391,456
3,138,356	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.63%, due 08/25/34	2,110,544
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.46%, due 02/25/37	10,643,750
18,509,469	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.39%, due 04/25/36	10,735,492
7,305,063	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 04/25/37	6,410,193
9,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 11/25/36	3,063,750
7,136,483	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.49%, due 12/25/35	4,147,724
8,766,430	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.42%, due 09/25/45	7,540,006
40,397	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.46%, due 04/25/35	40,107
2,599,335	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 10/25/33	2,277,017
6,061,942	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.48%, due 01/25/36	5,687,739
4,394,420	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.34%, due 04/25/37	4,204,142
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.77%, due 03/25/35	163,095
3,642,050	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.39%, due 03/25/36	2,913,640
2,142,203	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.52%, due 10/25/36	1,488,831

See accompanying notes to the financial statements.

15

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,856,301	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.49%, due 10/25/35	1,689,976
2,222,873	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.35%, due 01/25/37	2,113,119
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 06/25/37	5,377,950
8,377,403	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.43%, due 01/25/36	5,529,086
5,371,062	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 11/25/35	2,175,280
16,021,705	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.63%, due 06/25/37	3,284,450
	Total Residential Asset-Backed Securities (United States)	375,732,415
	Residential Mortgage-Backed Securities (Australian) — 3.5%
3,600,407	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.38%, due 11/19/37	3,448,070
7,765,686	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.31%, due 07/20/38	7,501,195
12,681,882	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.31%, due 04/19/38	11,943,137
2,085,037	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.75%, due 09/27/35	2,006,848
20,380,309	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.65%, due 03/14/36	19,463,195
1,394,080	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.38%, due 12/08/36	1,330,565
2,310,620	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.34%, due 05/27/38	2,223,971
1,670,603	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.33%, due 05/10/36	1,618,796
8,406,772	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.30%, due 06/14/37	8,011,460
5,446,756	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.30%, due 02/27/39	5,237,943
10,783,743	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.32%, due 10/20/37	10,386,684

See accompanying notes to the financial statements.

16

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
12,976,540	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.32%, due 02/21/38	11,678,886
14,774,916	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.31%, due 06/12/40	14,082,475
726,339	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.57%, due 11/09/35	725,249
1,445,240	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.40%, due 03/09/36	1,408,815
1,226,253	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.32%, due 01/12/37	1,209,085
10,263,431	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.30%, due 05/21/38	9,904,211
	Total Residential Mortgage-Backed Securities (Australian)	112,180,585
	Residential Mortgage-Backed Securities (European) — 6.1%
11,452,791	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.36%, due 09/20/66	9,151,925
13,652,328	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.34%, due 03/20/30	13,453,277
12,300,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, 3 mo. LIBOR + .09%, 0.34%, due 02/17/52	12,107,382
30,800,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 01/13/39	27,358,716
2,418,391	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.32%, due 10/11/41	2,394,207
5,318,596	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.27%, due 12/20/54	4,760,144
3,110,018	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.39%, due 09/20/44	2,783,466
38,600,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, 3 mo. LIBOR + .08%, 0.33%, due 07/15/40	38,377,251
10,000,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 0.33%, due 07/15/21	9,832,000
15,578,807	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.32%, due 12/10/43	14,549,048
2,944,680	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.39%, due 03/21/37	2,917,994

See accompanying notes to the financial statements.

17

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
3,650,339	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.39%, due 12/21/37	3,364,586
11,141,526	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.36%, due 11/15/38	9,470,297
6,481,590	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 09/15/39	5,522,314
6,465,512	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.46%, due 05/15/34	5,686,417
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.36%, due 07/15/33	25,547,438
6,400,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.33%, due 10/15/33	6,241,263
	Total Residential Mortgage-Backed Securities (European)	193,517,725
	Residential Mortgage-Backed Securities (United States) — 0.1%
619,361	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.53%, due 08/25/35	346,842
948,624	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.48%, due 07/25/30	896,005
3,304,633	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 02/26/34	2,212,555
	Total Residential Mortgage-Backed Securities (United States)	3,455,402
	Student Loans — 4.6%
7,560,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.27%, due 04/25/22	7,553,196
3,672,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.26%, due 01/25/23	3,661,718
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.50%, due 01/25/24	20,293,910
2,127,189	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.25%, due 08/25/20	2,105,918
3,026,042	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.27%, due 06/25/21	3,011,517
1,920,394	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.29%, due 06/20/15	1,917,322

See accompanying notes to the financial statements.

18

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Student Loans — continued
7,612,399	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.37%, due 08/25/23	7,403,058
1,172,042	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.31%, due 08/26/19	1,171,309
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.33%, due 12/23/19	9,504,480
14,148,917	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.33%, due 04/27/20	13,782,318
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.32%, due 04/27/20	24,242,562
25,300,000	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 0.25%, due 07/25/17	24,983,750
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.50%, due 01/25/19	5,419,150
11,114,622	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.28%, due 09/15/22	10,447,745
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.00%, due 01/25/19	10,794,938
	Total Student Loans	146,292,891
	Time Share — 0.1%
3,506,828	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.23%, due 02/20/20	3,550,663
	Total Asset-Backed Securities	3,013,022,857
	U.S. Government Agency — 1.1%
14,812,500	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR -0.02%, 0.38%, due 02/01/25 (a)	13,601,048
12,750,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.55%, due 10/29/26 (a)	11,778,199
570,074	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.54%, due 05/01/14 (a)	558,179
9,517,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.40%, due 07/01/23 (a)	8,828,590
	Total U.S. Government Agency	34,766,016
	TOTAL DEBT OBLIGATIONS (COST $3,626,481,777)	3,047,788,873

See accompanying notes to the financial statements.

19

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.4%
115,529,734	State Street Institutional Liquid Reserves Fund-Institutional Class	115,529,734
25,956,916	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	25,956,916
	TOTAL SHORT-TERM INVESTMENTS (COST $141,486,650)	141,486,650
	TOTAL INVESTMENTS — 100.0% (Cost $3,767,968,427)	3,189,275,523
	Other Assets and Liabilities (net) — 0.00%	138,442
	TOTAL NET ASSETS — 100.0%	$3,189,413,965

See accompanying notes to the financial statements.

20

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
4/27/10	EUR	30,000,000	$40,846,473	$8,817

#  Fund sells foreign currency; buys USD.

Reverse Repurchase Agreements

Average balance outstanding	$(20,887,792)
Average interest rate	2.12%
Maximum balance outstanding	$(21,475,000)
Average shares outstanding	214,255,227
Average balance per share outstanding	$(0.10)
Days outstanding	106

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

See accompanying notes to the financial statements.

21

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
60,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	0.44%	Eagle Creek	60,000,000	USD	$33,141
							CDO
31,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	2.26%	MS Synthetic	31,000,000	USD	(1,851,750)
							2006-1
										$(1,818,609)
								Premiums to (Pay) Receive		$—

^  Receive - Fund receives premium and sells credit protection.
  (Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of February 28, 2010, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

22

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

See accompanying notes to the financial statements.

23

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $3,767,968,427) (Note 2)	$3,189,275,523
Dividend and interest receivable	2,680,167
Unrealized appreciation on open forward currency contracts (Note 4)	8,817
Receivable for open swap contracts (Note 4)	33,141
Receivable for collateral on open swap contracts (Note 4)	2,242,000
Receivable for expenses reimbursed by Manager (Note 5)	75,657
Total assets	3,194,315,305
Liabilities:
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	5,875
Payable for open swap contracts (Note 4)	1,851,750
Miscellaneous payable	2,712,796
Accrued expenses	330,919
Total liabilities	4,901,340
Net assets	$3,189,413,965
Net assets consist of:
Paid-in capital	$3,880,764,764
Accumulated undistributed net investment income	271,344
Accumulated net realized loss	(111,119,474)
Net unrealized depreciation	(580,502,669)
$3,189,413,965
Net assets	$3,189,413,965
Shares outstanding	212,851,080
Net asset value per share	$14.98

See accompanying notes to the financial statements.

24

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Interest	$55,276,341
Dividends	231,410
Total investment income	55,507,751
Expenses:
Custodian, fund accounting agent and transfer agent fees	345,503
Legal fees	335,817
Interest expense (Note 2)	303,692
Audit and tax fees	88,223
Trustees fees and related expenses (Note 5)	84,606
Registration fees	3,780
Miscellaneous	29,672
Total expenses	1,191,293
Fees and expenses reimbursed by Manager (Note 5)	(727,623)
Expense reductions (Note 2)	(130)
Net expenses	463,540
Net investment income (loss)	55,044,211
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(9,953,650)
Closed swap contracts	321,027
Foreign currency, forward contracts and foreign currency related transactions	205,997
Net realized gain (loss)	(9,426,626)
Change in net unrealized appreciation (depreciation) on:
Investments	714,995,152
Open swap contracts	27,914,495
Foreign currency, forward contracts and foreign currency related transactions	(2,105,286)
Net unrealized gain (loss)	740,804,361
Net realized and unrealized gain (loss)	731,377,735
Net increase (decrease) in net assets resulting from operations	$786,421,946

See accompanying notes to the financial statements.

25

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$55,044,211	$208,565,178
Net realized gain (loss)	(9,426,626)	(331,967,782)
Change in net unrealized appreciation (depreciation)	740,804,361	(823,404,562)
Net increase (decrease) in net assets from operations	786,421,946	(946,807,166)
Distributions to shareholders from:
Net investment income	(52,523,479)	(266,488,025)
Return of capital	(1,186,476,530)	(538,644,733)
	(1,239,000,009)	(805,132,758)
Net share transactions (Note 9):	(34,755,764)	(2,247,496,453)
Redemption fees (Notes 2 and 9):	—	4,769,406
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(34,755,764)	(2,242,727,047)
Total increase (decrease) in net assets	(487,333,827)	(3,994,666,971)
Net assets:
Beginning of period	3,676,747,792	7,671,414,763
End of period (including accumulated undistributed net investment income of $271,344 and distributions in excess of net investment income of $773,995, respectively)	$3,189,413,965	$3,676,747,792

See accompanying notes to the financial statements.

26

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$17.10		$24.03		$25.66		$25.60		$25.33
Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.76		1.38		1.43		1.01
Net realized and unrealized gain (loss)	3.40		(4.41)		(1.64)		0.00	(a)	(0.03)
Total from investment operations	3.66		(3.65)		(0.26)		1.43		0.98
Less distributions to shareholders:
From net investment income	(0.24)		(1.06)		(1.37)		(1.37)		(0.71)
From return on capital	(5.54)		(2.22)		—		—		—
Total distributions	(5.78)		(3.28)		(1.37)		(1.37)		(0.71)
Net asset value, end of period	$14.98		$17.10		$24.03		$25.66		$25.60
Total Return(b)	25.58%		(15.97)%		(1.14)%		5.68%		3.89%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,189,414		$3,676,748		$7,671,415		$6,603,600		$4,480,312
Net operating expenses to average daily net assets	0.00	%(c)(d)	0.00	%(c)(d)	0.00	%(c)(d)	0.00	%(c)	0.00	%(c)
Interest expense to average daily net assets(e)	0.01%		—		—		0.01%		0.02%
Total net expenses to average daily net assets	0.01	%(d)	0.00	%(d)(f)	0.00	%(d)(f)	0.01%		0.02%
Net investment income (loss) to average daily net assets	1.60%		3.46%		5.41%		5.50%		3.96%
Portfolio turnover rate	0%		16%		27%		68%		45%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.02%		0.01%		0.02%		0.02%
Redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.02		—		—		—

(a)  Net realized and unrealized gain (loss) was less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net operating expenses were less than 0.01% to average daily net assets.

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(f)  Total net expenses were less than 0.01% to average daily net assets.

(g)  There were no redemption fees during the period.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

27

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Short-Duration Collateral Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return comparable to that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund primarily invests in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, the Fund currently holds and may continue to hold material positions of below investment grade securities. Since October of 2008, the Fund has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. The Fund intends to continue this practice.

As of October 30, 2009, the Fund registered its shares under the Securities Act of 1933.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which

28

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.56% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of February 28, 2010, the total value of securities held for which no alternative pricing source was available represented 16.43% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$1,030,307,442	$1,982,715,415	$3,013,022,857
U.S. Government Agency	—	—	34,766,016	34,766,016
TOTAL DEBT OBLIGATIONS	—	1,030,307,442	2,017,481,431	3,047,788,873
Short-Term Investments	141,486,650			141,486,650
Total Investments	141,486,650	1,030,307,442	2,017,481,431	3,189,275,523
Derivatives
Swap Agreements	—	—	33,141	33,141
Forward Currency Contracts	—	8,817	—	8,817
Total	$141,486,650	$1,030,316,259	$2,017,514,572	$3,189,317,481

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$—	$(1,851,750)	$(1,851,750)
Total	$—	$—	$(1,851,750)	$(1,851,750)

30

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The aggregate net values of the Fund's direct investments in securities and other financial instruments using Level 3 inputs were 63.26% and (0.06)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchase/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
Asset-Backed Securities	$3,528,379,547	$(1,226,069,228)	$4,380,183	$(7,072,655)	$713,405,010	$(1,030,307,442)	$1,982,715,415
U.S. Government Agency	47,442,969	(12,463,216)	31,402	(1,104,691)	859,552	—	34,766,016
Swaps	(29,733,104)	(321,027)	—	321,027	27,914,495	—	(1,818,609)
Total	$3,546,089,412	$(1,238,853,471)	$4,411,585	$(7,856,319)	$742,179,057	$(1,030,307,442)	$2,015,662,822

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, differing treatment of accretion and amortization, capital loss carryforwards, post-October capital losses, and redemption in-kind transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$52,523,479	$266,488,025
Return of capital	1,186,476,530	538,644,733
Total distributions	$1,239,000,009	$805,132,758

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax basis and other tax attribuutes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(111,119,474)

33

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2011	$(29,576,884)
2/29/2012	(142,552)
2/28/2014	(614,650)
2/28/2015	(5,952,458)
2/29/2016	(1,158,601)
2/28/2017	(32,360,541)
2/28/2018	(41,313,788)
Total	$(111,119,474)

For the period ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $(6,379,128).

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,767,452,565	$21,513,673	$(599,690,715)	$(578,177,042)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

34

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component.

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Market Disruption and Geopolitical Risk (the risk that

36

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of

37

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the counterparties could have a material adverse effect on the Fund's operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have

38

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value. At February 28, 2010, amounts reported as a miscellaneous payable include amounts that were calculated by the Fund as being owed to Lehman Brothers upon the termination of the contracts pursuant to the terms of those contracts. The amounts reported as payable are subject to settlement discussions with Lehman Brothers' bankruptcy estate and may vary significantly upon final settlement with the estate.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

39

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing

40

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

41

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price

42

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

43

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$8,817	$—	$—	$—	$8,817
Unrealized appreciation on swap agreements	—	—	33,141	—	—	33,141
Total	$—	$8,817	$33,141	$—	$—	$41,958
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(1,851,750)	$—	$—	$(1,851,750)
Total	$—	$—	$(1,851,750)	$—	$—	$(1,851,750)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Forward currency contracts	$—	$196,316	$—	$—	$—	$196,316
Swap contracts	—	—	321,027		—	321,027
Total	$—	$196,316	$321,027	$—	$—	$517,343
Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$(2,105,356)	$—	$—	$—	$(2,105,356)
Swap contracts	—	—	27,914,495	—		27,914,495
Total	$—	$(2,105,356)	$27,914,495	$—	$—	$25,809,139

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

44

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values (forward currency contracts),or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Swap Agreements
Average amount outstanding	$33,672,529	$91,000,000

5.  Fees and other transactions with affiliates

GMO does not charge the Fund a management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 (excluding fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $84,606 and $29,672, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $0 and $1,243,201,499, respectively. Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $18,069,646.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss

45

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 67.69% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund. Each of the shareholders are other funds of the Trust.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount
Shares sold	662,838	$10,389,000	89,796,548	$2,127,502,850
Shares issued to shareholders in reinvestment of distributions	2,248	35,267	1,977,373	46,978,867
Shares repurchased	(2,890,527)	(45,180,031)	(195,999,454)	(4,421,978,170)
Redemption fees	—	—	—	4,769,406
Net increase (decrease)	(2,225,441)	$(34,755,764)	(104,225,533)	$(2,242,727,047)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

46

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

47

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.01%	$1,000.00	$1,081.60	$0.05
2) Hypothetical	0.01%	$1,000.00	$1,024.74	$0.05

*  Expenses are calculated using the annualized net expense ratio (including interest expense) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

48

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $47,167,212 or if determined to be different, the qualified interest income of such year.

49

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains From Sale of Securities & Other Property ^	Net Long-Term Capital Gains From Sale of Securities & Other Property ^	Distribution from Return of Capital
March 27, 2009	March 30, 2009	March 31, 2009	$0.04159636	$0.00000000	$0.00000000	$0.93944982
May 1, 2009	May 4, 2009	May 5, 2009	$0.01743208	$0.00000000	$0.00000000	$0.39370179
May 26, 2009	May 27, 2009	May 28, 2009	$0.03228457	$0.00000000	$0.00000000	$0.72914390
June 29, 2009	June 30, 2009	July 1, 2009	$0.01524589	$0.00000000	$0.00000000	$0.34432697
July 27, 2009	July 28, 2009	July 29, 2009	$0.02336010	$0.00000000	$0.00000000	$0.52758556
August 27, 2009	August 28, 2009	August 31, 2009	$0.01761450	$0.00000000	$0.00000000	$0.39782186
September 25, 2009	September 28, 2009	September 29, 2009	$0.02097520	$0.00000000	$0.00000000	$0.47372293
October 26, 2009	October 27, 2009	October 28, 2009	$0.01661728	$0.00000000	$0.00000000	$0.37529973
January 5, 2010	January 6, 2010	January 7, 2010	$0.04257893	$0.00000000	$0.00000000	$0.96164117
January 27, 2010	January 28, 2010	January 29, 2010	$0.01753600	$0.00000000	$0.00000000	$0.39604885

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

50

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

51

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

52

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

53

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

54

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

55

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Collateral Share Fund returned +25.1% for the fiscal year ended February 28, 2010, as compared with +1.1% for the J.P. Morgan U.S. 3 Month Cash Index. The Fund outperformed the benchmark during the fiscal year by 24.0%.

The fiscal year's outperformance stemmed from increases in the net asset value of the Fund's holdings of GMO Short-Duration Collateral Fund (SDCF). SDCF's net asset value was positively impacted by both mark-to-market and maturity at par gains in SDCF's holdings. SDCF invests primarily in U.S. and foreign floating-rate fixed income securities — mainly asset-backed securities — in order to earn a LIBOR-type return.

Asset-backed security spreads experienced tightening as pricing and liquidity conditions in securitized credit markets improved during the fiscal year. Despite improved spreads, the ABS pool experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, representing 16% of its market value from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 76% of the portfolio was rated single-A or better.

Given the rally in credit markets, which delivered positive contributions during the year, SDCF outperformed LIBOR by more than 24%, directly contributing to the Fund's outperformance given its 97% exposure to SDCF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Short-Duration Collateral Share Fund Class III Shares and the J.P. Morgan U.S. 3 Month Cash Index As of February 28, 2010

Average Annual Total Returns
1 Year
Since Inception
Class III*
25.13%
3/1/06
2.32%
$12,400,000
$12,000,000
$11,600,000
$11,200,000
$10,800,000
$10,400,000
$10,000,000
$9,600,000
$9,200,000
$8,800,000
$8,400,000
$8,000,000
3/1/06
$10,000,000
$11,668,490
$10,959,760
2006
2007
2008
2009
2010
GMO Short-Duration Collateral Share Fund
J.P. Morgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

*  Class III performance information represents Class VI performance from March 1, 2006 to December 28, 2006 and Class III performance thereafter.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.0%
Short-Term Investments	4.4
Forward Currency Contracts	0.0
Swaps	(0.1)
Other	2.7
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in GMO Short-Duration Collateral Fund.

Industry Summary**	% of Debt Obligations
Credit Cards	21.9%
Auto Financing	14.1
Residential Asset-Backed Securities (United States)	12.3
CMBS	8.5
Insured Auto Financing	7.9
Residential Mortgage-Backed Securities (European)	6.3
Student Loans	4.8
Business Loans	4.5
Residential Mortgage-Backed Securities (Australian)	3.7
Insured Other	3.3
Investment Grade Corporate Collateralized Debt Obligations	1.7
Non-Investment Grade Corporate Collateralized Debt Obligations	1.4
CMBS Collateralized Debt Obligations	1.4
Rate Reduction Bonds	1.2
U.S. Government Agency	1.1
Insurance Premiums	1.1
Equipment Leases	1.0
Insured High Yield Collateralized Debt Obligations	0.8
Insured Residential Asset-Backed Securities (United States)	0.6
Insured Time Share	0.6
Insured Residential Mortgage-Backed Securities (United States)	0.5
Airlines	0.4
Bank Loan Collateralized Debt Obligations	0.4
Insured Transportation	0.2
Time Share	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Insured Business Loans	0.1
Collateralized Loan Obligations	0.0
ABS Collateralized Debt Obligations	0.0
100.0%

**  The table above incorporates aggregate indirect industry sector exposure associated with investments in GMO Short-Duration Collateral Fund.

1

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	MUTUAL FUNDS — 97.2%
	Affiliated Issuers — 97.2%
2,190,727	GMO Short-Duration Collateral Fund	32,817,084
	TOTAL MUTUAL FUNDS (COST $33,094,786)	32,817,084
	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
57,433	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	57,433
	TOTAL SHORT-TERM INVESTMENTS (COST $57,433)	57,433
	TOTAL INVESTMENTS — 97.4% (Cost $33,152,219)	32,874,517
	Other Assets and Liabilities (net) — 2.6%	869,134
	TOTAL NET ASSETS — 100.0%	$33,743,651

See accompanying notes to the financial statements.

2

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $57,433) (Note 2)	$57,433
Investments in affiliated issuers, at value (cost $33,094,786) (Notes 2 and 10)	32,817,084
Receivable for Fund shares sold	900,000
Receivable for expenses reimbursed by Manager (Note 5)	20,860
Total assets	33,795,377
Liabilities:
Payable to affiliate for (Note 5):
Management fee	1,248
Shareholder service fee	3,746
Trustees and Chief Compliance Officer of GMO Trust fees	65
Accrued expenses	46,667
Total liabilities	51,726
Net assets	$33,743,651
Net assets consist of:
Paid-in capital	$39,018,032
Accumulated net realized loss	(4,996,679)
Net unrealized depreciation	(277,702)
$33,743,651
Net assets attributable to:
Class III shares	$33,743,651
Shares outstanding:
Class III	1,953,952
Net asset value per share:
Class III	$17.27

See accompanying notes to the financial statements.

3

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$442,196
Dividends	126
Total investment income	442,322
Expenses:
Management fee (Note 5)	14,929
Shareholder service fee – Class III (Note 5)	44,790
Audit and tax fees	39,838
Legal fees	12,319
Registration fees	4,465
Custodian, fund accounting agent and transfer agent fees	920
Trustees fees and related expenses (Note 5)	589
Miscellaneous	3,921
Total expenses	121,771
Fees and expenses reimbursed by Manager (Note 5)	(61,126)
Expense reductions (Note 2)	(5)
Net expenses	60,640
Net investment income (loss)	381,682
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(136,691)
Net realized gain (loss)	(136,691)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	6,367,227
Net realized and unrealized gain (loss)	6,230,536
Net increase (decrease) in net assets resulting from operations	$6,612,218

See accompanying notes to the financial statements.

4

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$381,682	$1,459,448
Net realized gain (loss)	(136,691)	(461,840)
Change in net unrealized appreciation (depreciation)	6,367,227	(5,988,117)
Net increase (decrease) in net assets from operations	6,612,218	(4,990,509)
Distributions to shareholders from:
Net investment income
Class III	(381,682)	(1,520,770)
Return of capital
Class III	(5,563,318)	(2,186,109)
	(5,945,000)	(3,706,879)
Net share transactions (Note 9):
Class III	6,196,931	24,925,353
Redemption fees (Notes 2 and 9):
Class III	1,523	12,814
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	6,198,454	24,938,167
Total increase (decrease) in net assets	6,865,672	16,240,779
Net assets:
Beginning of period	26,877,979	10,637,200
End of period	$33,743,651	$26,877,979

See accompanying notes to the financial statements.

5

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009	2008	2007(a)
Net asset value, beginning of period	$17.08		$23.39	$25.05	$24.82
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.21		1.17	1.07	(0.01)
Net realized and unrealized gain (loss)	3.47		(4.92)	(1.38)	0.24
Total from investment operations	3.68		(3.75)	(0.31)	0.23
Less distributions to shareholders:
From net investment income	(0.22)		(0.81)	(1.35)	—
Return of capital	(3.27)		(1.75)	—	—
Total distributions	(3.49)		(2.56)	(1.35)	—
Net asset value, end of period	$17.27		$17.08	$23.39	$25.05
Total Return(c)	25.13%		(15.90)%	(1.33)%	0.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$33,744		$26,878	$10,637	$40,563
Net expenses to average daily net assets	0.20	%(d)	0.20%	0.20%	0.21	%*
Net investment income (loss) to average daily net assets(b)	1.28%		5.47%	4.25%	(0.21	)%*
Portfolio turnover rate	2%		18%	127%	125	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.20%		0.17%	0.15%	0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.01	—	—

(a)  Period from December 28, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Short-Duration Collateral Share Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return comparable to that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund ("SDCF") (an arrangement often referred to as a "master-feeder" structure) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in U.S. and foreign adjustable rate asset-backed securities and primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use other exchange-traded and over-the-counter ("OTC") derivatives. Because of the deterioration in credit markets that became acute in 2008, the Fund, through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities.

Since October of 2008, SDCF has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF continued this practice through September 1, 2009.

The financial statements of SDCF should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2010, shares of SDCF were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

7

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of SDCF are generally valued at their net asset value.

Investments held by SDCF funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.52% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically SDCF values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by SDCF, those alternative sources would not necessarily confirm the security price used by SDCF. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by SDCF. As of February 28, 2010, the total value of securities held indirectly for which no alternative pricing source was available represented 15.98% of the net assets of the Fund.

8

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$32,817,084	$—	$—	$32,817,084
Short-Term Investments	57,433	—	—	57,433
Total	$32,874,517	$—	$—	$32,874,517

The underlying fund held at period end is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying fund, please refer to the portfolio valuation notes in SDCF's financial statements. The aggregate net value of the Fund's indirect investments in securities and other financial instruments using Level 3 inputs were 61.60% and (0.06%) of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

9

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$381,682	$1,520,770
Tax return of capital	5,563,318	2,186,109
Total distributions	$5,945,000	$3,706,879

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

10

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(4,262,532)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2016	$(3,400,357)
2/28/2017	(862,175)
Total	$(4,262,532)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$33,886,365	$—	$(1,011,848)	$(1,011,848)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from SDCF are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In

11

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in SDCF (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

12

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of SDCF's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent SDCF from selling securities or closing derivative positions at desirable prices. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by SDCF.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of SDCF's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by SDCF), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying fund in which the Fund invests will not perform as expected). The Fund and SDCF are

13

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund's performance more than if the Fund or SDCF were diversified.

The Fund invests (through SDCF) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which SDCF has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder service Plan under which the Fund pays GMO a shareholder service fee for client and shareholders service, reporting, and

14

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.05% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in SDCF, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $589 and $337, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in SDCF. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.004%	0.000%	0.009%	0.013%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $10,389,000 and $583,000, respectively.

15

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 80.94% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 87.27% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	131,522	$2,240,650	1,190,692	$27,314,596
Shares issued to shareholders in reinvestment of distributions	308,224	4,940,983	144,906	2,586,630
Shares repurchased	(59,040)	(984,702)	(217,211)	(4,975,873)
Redemption fees	—	1,523	—	12,814
Net increase (decrease)	380,706	$6,198,454	1,118,387	$24,938,167

16

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$26,767,495	$10,389,000	$583,000	$442,196	$9,986,948	$—	$32,817,084
Totals	$26,767,495	$10,389,000	$583,000	$442,196	$9,986,948	$—	$32,817,084

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Share Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Share Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

18

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.22%	$1,000.00	$1,080.60	$1.13
2) Hypothetical	0.22%	$1,000.00	$1,023.70	$1.10

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $624,420 or if determined to be different, the qualified interest income of such year.

20

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Class	Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains From Sale of Securities & Other Property ^	Net Long-Term Capital Gains From Sale of Securities & Other Property ^	Distribution from Return of Capital
III	March 31, 2009	April 1, 2009	April 2, 2009	$0.06495151	$0.00000000	$0.00000000	$0.94675432
III	May 5, 2009	May 6, 2009	May 7, 2009	$0.02605025	$0.00000000	$0.00000000	$0.37971688
III	May 28, 2009	May 29, 2009	June 1, 2009	$0.04916727	$0.00000000	$0.00000000	$0.71667810
III	July 1, 2009	July 2, 2009	July 6, 2009	$0.02280434	$0.00000000	$0.00000000	$0.33240346
III	July 29, 2009	July 30, 2009	July 31, 2009	$0.03476654	$0.00000000	$0.00000000	$0.50676828
III	August 31, 2009	September 1, 2009	September 2, 2009	$0.02622436	$0.00000000	$0.00000000	$0.38225470

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

21

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

22

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

23

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

24

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer.	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Investment Fund returned +14.4% for the fiscal year ended February 28, 2010, as compared with +1.1% for the J.P. Morgan U.S. 3 Month Cash Index. The Fund outperformed the benchmark during the fiscal year by 13.3%.

The fiscal year's outperformance stemmed from mark-to-market and maturity-at-par gains in the asset-backed securities the Fund holds directly and indirectly through its substantial investment in GMO Short Duration Collateral Fund (SDCF). SDCF primarily invests in asset-backed securities.

Asset-backed security spreads experienced tightening as pricing and liquidity conditions in securitized credit markets improved during the fiscal year. As a result, SDCF outperformed LIBOR by more than 24%. The Fund's direct holdings accounted for the remainder of positive performance, given tightening spreads, improved liquidity, and bonds that paid off at par. Despite improved spreads, SDCF's asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, representing 16% of its market value from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 76% of the portfolio was rated single-A or better.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2/29/00
$10,000,000
$14,139,510
$12,511,020
GMO Short-Duration Investment Fund
J.P. Morgan U.S. 3 Month Cash Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	14.40%	2.32%	2.27%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	66.5%
Short-Term Investments	33.6
Forward Currency Contracts	0.0
Swaps	(0.0)
Other	(0.1)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 16.5%
	U.S. Government Agency — 16.5%
70,000	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.59%, due 10/01/12 (a)	69,086
451,800	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.59%, due 10/01/12 (a)	446,198
337,624	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.08%, due 10/01/11 (a)	333,651
26,957	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.54%, due 05/01/14 (a)	26,394
219,168	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	218,058
	Total U.S. Government Agency	1,093,387
	TOTAL DEBT OBLIGATIONS (COST $1,105,337)	1,093,387
	MUTUAL FUNDS — 83.3%
	Affiliated Issuers — 83.3%
231,576	GMO Short-Duration Collateral Fund	3,469,010
9,192	GMO Special Purpose Holding Fund (b)	5,056
81,928	GMO U.S. Treasury Fund	2,048,195
	TOTAL MUTUAL FUNDS (COST $6,197,310)	5,522,261
	SHORT-TERM INVESTMENTS — 0.4%
	Money Market Funds — 0.4%
2,270	State Street Institutional Liquid Reserves Fund-Institutional Class	2,270
23,246	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	23,246
	TOTAL SHORT-TERM INVESTMENTS (COST $25,516)	25,516
	TOTAL INVESTMENTS — 100.2% (Cost $7,328,163)	6,641,164
	Other Assets and Liabilities (net) — (0.2%)	(13,861)
	TOTAL NET ASSETS — 100.0%	$6,627,303

See accompanying notes to the financial statements.

2

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank for Economic Integration

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted claims.

See accompanying notes to the financial statements.

3

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $1,130,853) (Note 2)	$1,118,903
Investments in affiliated issuers, at value (cost $6,197,310) (Notes 2 and 10)	5,522,261
Receivable for investments sold	2,073
Dividends and interest receivable	2,021
Receivable for expenses reimbursed by Manager (Note 5)	12,135
Total assets	6,657,393
Liabilities:
Payable to affiliate for (Note 5):
Management fee	253
Shareholder service fee	761
Accrued expenses	29,076
Total liabilities	30,090
Net assets	$6,627,303
Net assets consist of:
Paid-in capital	$10,005,173
Distributions in excess of net investment income	(2,619)
Accumulated net realized loss	(2,688,252)
Net unrealized depreciation	(686,999)
$6,627,303
Net assets attributable to:
Class III shares	$6,627,303
Shares outstanding:
Class III	821,040
Net asset value per share:
Class III	$8.07

See accompanying notes to the financial statements.

4

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$59,863
Interest	7,749
Dividends	173
Total investment income	67,785
Expenses:
Management fee (Note 5)	3,286
Shareholder service fee – Class III (Note 5)	9,858
Audit and tax fees	48,232
Registration fees	6,213
Custodian, fund accounting agent and transfer agent fees	1,562
Legal fees	336
Trustees fees and related expenses (Note 5)	154
Miscellaneous	2,570
Total expenses	72,211
Fees and expenses reimbursed by Manager (Note 5)	(58,913)
Net expenses	13,298
Net investment income (loss)	54,487
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	77
Investments in affiliated issuers	140
Realized gains distributions from affiliated issuers (Note 10)	764
Net realized gain (loss)	981
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	33,299
Investments in affiliated issuers	789,266
Net unrealized gain (loss)	822,565
Net realized and unrealized gain (loss)	823,546
Net increase (decrease) in net assets resulting from operations	$878,033

See accompanying notes to the financial statements.

5

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$54,487	$264,898
Net realized gain (loss)	981	20,786
Change in net unrealized appreciation (depreciation)	822,565	(1,134,234)
Net increase (decrease) in net assets from operations	878,033	(848,550)
Distributions to shareholders from:
Net investment income
Class III	(60,280)	(264,963)
Return of Capital
Class III	(28,753)	—
	(89,033)	(264,963)
Net share transactions (Note 9):
Class III	(391,353)	(34,132)
Redemption fees (Notes 2 and 9):
Class III	1,555	352
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(389,798)	(33,780)
Total increase (decrease) in net assets	399,202	(1,147,293)
Net assets:
Beginning of period	6,228,101	7,375,394
End of period (including distributions in excess of net investment income of $2,619 and accumulated undistributed net investment income of $749, respectively)	$6,627,303	$6,228,101

See accompanying notes to the financial statements.

6

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.15	$8.45	$8.93	$8.82	$8.77
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.06	0.30	0.32	0.47	0.27
Net realized and unrealized gain (loss)	0.96	(1.29)	(0.28)	0.11	0.07
Total from investment operations	1.02	(0.99)	0.04	0.58	0.34
Less distributions to shareholders:
From net investment income	(0.07)	(0.31)	(0.52)	(0.47)	(0.29)
Return of Capital	(0.03)	—	—	—	—
Total distributions	(0.10)	(0.31)	(0.52)	(0.47)	(0.29)
Net asset value, end of period	$8.07	$7.15	$8.45	$8.93	$8.82
Total Return(b)	14.40%	(11.78)%	0.40%	6.62%	3.83%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$6,627	$6,228	$7,375	$31,315	$29,454
Net expenses to average daily net assets(c)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average daily net assets(a)	0.83%	3.81%	3.59%	5.21%	3.01%
Portfolio turnover rate	11%	4%	5%	12%	17%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.90%	0.79%	0.60%	0.14%	0.13%
Redemption fees consisted of the following per share amounts:†	$0.00 (d)	$0.00 (d)	—	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Short-Duration Investment Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund is not pursuing an active investment program. The Fund previously sought to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund has invested a substantial portion of its assets in GMO Short-Duration Collateral Fund ("SDCF") (which invests primarily in asset-backed securities). Because of the deterioration in credit markets that became acute in 2008, the Fund, in particular through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities. The Fund also invests in unaffiliated money market funds and in GMO U.S. Treasury Fund. The Fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. The Fund's benchmark is the J.P. Morgan U.S. 3 Month Cash Index.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2010, shares of GMO Special Purpose Holding Fund ("SPHF") and SDCF were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which

8

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 14.02% of net assets. The Fund and those underlying funds classify such securities (as defined below) as Level 3. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 8.60% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids

9

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government Agency	$—	$—	$1,093,387	$1,093,387
TOTAL DEBT OBLIGATIONS	—	—	1,093,387	1,093,387
Mutual Funds	5,517,205	5,056	—	5,522,261
Short-Term Investments	25,516	—	—	25,516
Total Investments	5,542,721	5,056	1,093,387	6,641,164
Total	$5,542,721	$5,056	$1,093,387	$6,641,164

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 49.61% and (0.03)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
U.S. Government Agency	$1,189,136	$(370,272)	$73	$79	$33,273	$241,098	$1,093,387
Mutual Funds	6,710	—	—	—	(1,654)	(5,056)	—
Total	$1,195,846	$(370,272)	$73	$79	$31,619	$236,042	$1,093,387

10

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, partnership interest tax allocations and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2010	February 28, 2009
Ordinary income (including any net short-term capital gain)	$60,280	$264,963
Tax Return of Capital	28,753	—
Total distributions	$89,033	$264,963

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

11

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(2,074,375)
Post-October capital loss deferral	$(1,084)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(470,143)
2/28/2013	(708)
2/28/2014	(1,377,141)
2/29/2016	(226,383)
Total	$(2,074,375)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,943,575	$5,733	$(1,308,144)	$(1,302,411)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

12

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or

13

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

14

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund or SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund or SDCF), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or borrower of fund securities or a counterparty of a repurchase agreement), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and SDCF are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund's performance more than if the Fund or SDCF were diversified.

The Fund invests (through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages,

15

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.05% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.05% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.05% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $154 and $0, respectively. The Fund paid no remuneration to any other officer of the Trust.

16

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.029%	0.000%	0.005%	0.034%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $2,398,834 and $720,267, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 58.78% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2010, 15.29% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 77.53% of the Fund's shares were held by accounts for which the Manager had investment discretion.

17

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	—	$—	4	$32
Shares issued to shareholders in reinvestment of distributions	6,294	47,784	23,717	175,909
Shares repurchased	(56,062)	(439,137)	(25,867)	(210,073)
Redemption fees	—	1,555	—	352
Net increase (decrease)	(49,768)	$(389,798)	(2,146)	$(33,780)

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$3,959,951	$—	$—	$56,792	$1,282,640	$—	$3,469,010
GMO Special Purpose Holding Fund	6,710	—	—	—	—	—	5,056
GMO U.S. Treasury Fund	—	2,398,834	350,000	3,071	—	764	2,048,195
Totals	$3,966,661	$2,398,834	$350,000	$59,863	$1,282,640	$764	$5,522,261

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

19

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.23%	$1,000.00	$1,045.10	$1.17
2) Hypothetical	0.23%	$1,000.00	$1,023.65	$1.15

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $60,280 or if determined to be different, the qualified interest income of such year.

21

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Class	Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains From Sale of Securities & Other Property ^	Net Long-Term Capital Gains From Sale of Securities & Other Property ^	Distribution from Return of Capital
III	April 1, 2009	April 2, 2009	April 3, 2009	$0.0120	$0.0000	$0.0000	$0.0035
III	July 8, 2009	July 9, 2009	July 10, 2009	$0.0257	$0.0000	$0.0000	$0.0133
III	September 30, 2009	October 1, 2009	October 2, 2009	$0.0321	$0.0000	$0.0000	$0.0165

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

22

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

23

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

24

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

25

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Special Purpose Holding Fund returned -24.7% for the fiscal year ended February 28, 2010, as compared with +1.1% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by 25.8%. The returns on the Fund were negative due to ongoing legal expenses related to the ownership of bankruptcy interests, combined with the lack of further settlements on litigation claims related to the Fund's holdings.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  This total assumes the effect of reinvested dividends, which are prohibited on this Fund. An investor could not have achieved this return due to this prohibition.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	0.0%
Short-Term Investments	9.8
Other	90.2
100.0%

(a)  GMO SPV I, LLC is a 74.9% owned subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.0% (a)
	Asset-Backed Securities — 0.0%
	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
		—
	Total Asset-Backed Securities	—
	TOTAL DEBT OBLIGATIONS (COST $0)	—
	SHORT-TERM INVESTMENTS — 9.8%
	Money Market Funds — 9.8%
15,058	State Street Institutional Liquid Reserves Fund-Institutional Class	15,058
15,058	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	15,058
	TOTAL SHORT-TERM INVESTMENTS (COST $30,116)	30,116
	TOTAL INVESTMENTS — 9.8% (Cost $30,116)	30,116
	Other Assets and Liabilities (net) — 90.2%	277,099
	TOTAL NET ASSETS — 100.0%	$307,215

Notes to Consolidated Schedule of Investments:

(a)  Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.

(b)  Security in default.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

2

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 28, 2010

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Noncontrolling Interest	Eliminations	Consolidated Totals
Assets:
Investments in affiliated issuers, at value (cost $0) (Note 2)	$177,983	$—	$—	$(177,983)	$—
Investments in unaffiliated issuers, at value (cost $30,116) (Note 2)	30,116	—	—	—	30,116
Cash	163,091	335,371	—	—	498,462
Dividends receivable	1	—	—	—	1
Receivable for expenses reimbursed by Manager (Note 5)	5,572	4,900	—	—	10,472
Total assets	376,763	340,271	—	(177,983)	539,051
Liabilities:
Accrued expenses	69,548	100,755	—	—	170,303
Total liabilities	69,548	100,755	—	—	170,303
Noncontrolling interest in subsidiary	—	—	(61,533)	—	(61,533)
Net assets	$307,215	$239,516	$(61,533)	$(177,983)	$307,215
Shares outstanding	554,071				554,071
Net asset value per share	$0.55				$0.55

See accompanying notes to the financial statements.

3

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Operations — Year Ended February 28, 2010

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Noncontrolling Interest	Eliminations	Consolidated Totals
Investment Income:
Interest	$—	$—	$—	$—	$—
Dividends	67	—	—	—	67
Total income	67	—	—	—	67
Expenses:
Custodian and transfer agent fees	858	27,415	—	—	28,273
Audit and tax fees	57,588	17,156	—	—	74,744
Legal fees	812	132,878	—	—	133,690
Trustees fees and related expenses (Note 5)	6	—	—	—	6
Miscellaneous	1,308	331	—	—	1,639
Total expenses	60,572	177,780	—	—	238,352
Fees and expenses reimbursed by Manager (Note 5)	(59,754)	(44,902)	—	—	(104,656)
Expense Reduction (Note 2)	(10)	(25)			(35)
Net expenses	808	132,853	—	—	133,661
Net income (loss)	(741)	(132,853)	—	—	(133,594)
Noncontrolling interest in subsidiary net income (loss)	—	—	33,974	—	33,974
Net investment income (loss) after noncontrolling interest	(741)	(132,853)	33,974	—	(99,620)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	—	—	—	—
Realized gains distributions from affiliated issuers	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(98,879)	—	—	98,879	—
Net unrealized gain (loss)	(98,879)	—	—	98,879	—
Net realized and unrealized gain (loss)	(98,879)	—	—	98,879	—
Noncontrolling interest in subsidiary's realized and unrealized gain (loss)	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$(99,620)	$(132,853)	$33,974	$98,879	$(99,620)

See accompanying notes to the financial statements.

4

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss) after noncontrolling interest	$(99,620)	$1,220
Net realized gain (loss)	—	1,294,501
Change in net unrealized appreciation (depreciation)	—	—
	(99,620)	1,295,721
Noncontrolling Interest in realized and unrealized gain (loss)	—	(330,967)
Net increase (decrease) in net assets from operations	(99,620)	964,754
Cash distributions to shareholders	—	(1,254,756)
	—	(1,254,756)
Fund share transactions: (Note 9)
Proceeds from sale of shares	—	—
Cost of shares repurchased	—	—
Net increase (decrease) from Fund share transactions	—	—
Total increase (decrease) in net assets	(99,620)	(290,002)
Net assets:
Beginning of period	406,835	696,837
End of period	$307,215	$406,835

See accompanying notes to the financial statements.

5

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2010(a)		2009	2008		2007	2006
Net asset value, beginning of period	$0.73		$1.26	$1.41		$8.22	$15.51
Income from investment operations:
Net investment income (loss)†	(0.18)		0.00 (b)	0.06		0.02	(0.08)
Net realized and unrealized gain (loss)	—		1.73	6.28		41.16	8.57
Total from investment operations	(0.18)		1.73	6.34		41.18	8.49
Less distributions to shareholders:
From cash distributions	—		(2.26)	(6.49)		(47.99)	(15.78)
Total distributions	—		(2.26)	(6.49)		(47.99)	(15.78)
Net asset value, end of period	$0.55		$0.73	$1.26		$1.41	$8.22
Total Return(c)(d)	(24.66)%		137.67%	517.54%		3613.95%	124.75%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$307		$407	$697		$780	$4,553
Net expenses to average daily net assets	27.55	%(e)	0.81%	0.00	%(f)	0.85%	1.26%
Net investment income (loss) to average daily net assets	(27.38)%		0.25%	3.91%		1.05%	(0.65)%
Portfolio turnover rate	0%		0%	0%		0%	0%
Fees and expenses reimbursed by the Manager to average daily net assets:	25.66%		15.56%	8.84%		3.74%	1.39%

(a)  For the year ended February 28, 2010, the Fund's financial results reflect a legal expense adjustment related to pending litigation against various entities related to the default of the NPF Securities. See Note 1.

(b)  Net investment income (loss) was less than $0.01 per share.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Had the effect of reinvested distributions not been assumed and income from investment operations been retained, the total returns would have been (0.20)%, 1.93%, 7.61%, 97.84%, and 25.27% for the fiscal years ended 2010, 2009, 2008, 2007, and 2006, respectively.

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Net expenses as a percentage of average daily net assets was less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

6

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Special Purpose Holding Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund's investments consist primarily of: (i) units of GMO SPV I, LLC ("SPV"), a special purpose vehicle that holds an interest in liquidating trusts (described below) related to certain defaulted asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers"), and (ii) cash and cash items. The Fund expects that any new investments will be made primarily in cash, cash items, and high quality debt securities. The cash items and high quality debt securities in which the Fund may invest may include securities issued by the U.S. government and agencies thereof (including securities neither guaranteed nor insured by the U.S. government), bankers' acceptances, commercial paper, bank certificates of deposit, and money market mutual funds. The Fund is also permitted to invest in debt securities of any quality or type, including governmental and corporate and other private issuers.

Shares of the Fund are not publicly offered and are held only by other series of the Trust and certain accredited investors.

The Fund's principal investment is units of SPV, which in turn holds an interest in liquidating trusts related to the NPF Securities. In November 2002, National Century Financial Enterprises, which organized and administered the Issuers and the NPF Securities, defaulted on its obligations with respect to the NPF Securities (health care asset-backed receivables). The NPF Securities had been acquired by the Fund prior to this default.

In April 2004, a plan of liquidation ("the Plan") was approved by the bankruptcy court with respect to National Century Financial Enterprises and the NPF Securities. Pursuant to the Plan, the Fund received a cash distribution, less expenses associated with the transaction and an interest in additional amounts recovered by the bankruptcy estate. The Fund, together with other creditors, is continuing to pursue various claims resulting from holdings of the NPF Securities. The ultimate amount of losses and costs associated with the NPF Securities that may be recovered by the Fund (through its investment in SPV) is not known at this time.

The Fund has litigation pending against various entities related to the default of certain of the NPF Securities. For the year ended February 28, 2010, the Fund received no distributions in conjunction with a

7

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2010

settlement agreement related to the default of those securities. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the Fund and its majority owned investment in SPV. The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of participants in SPV other than the Fund are recorded as "Noncontrolling Interest". All significant interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation

8

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2010

hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund considered interests related to bankruptcy proceedings to be worthless.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations	$—	$—	$0	*	$—
Short-Term Investments	30,116	—	—		30,116
Total Investments	$30,116	$—	$—		$30,116

*  Represents the interest in securities that are defaulted and have no value at February 28, 2009 or February 28, 2010.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for U.S. federal and state income taxes is reflected in the accompanying financial statements. SPV is also treated as a partnership for U.S. federal income tax purposes and is subject to the same rules as the Fund with respect to the U.S. federal taxation of partnerships.

9

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$30,116	$—	$—	$—

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Distributions

Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders.

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than distributions made in partial or complete redemption of shareholders interests in the Fund, are reported in the Fund's financial statements as cash distributions to shareholders.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

10

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Litigation-Related Risk — The ultimate amount of the Fund's recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV).

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit Risk — This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund is subject to this risk to the extent that it directly or indirectly acquires or holds below investment grade securities.

11

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2010

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally) and Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 (excluding fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)). The costs incurred in connection with the Fund's pursuit of legal claims arising from the Fund's investment in the NPF securities are being treated for the purposes of the expense reimbursement as extraordinary expenses and are therefore not reimbursable by the Manager.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $6 and $0, respectively. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 28, 2010.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's

12

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2010

maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 61.72% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.95% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Years Ended February 28, 2010 and February 28, 2009
Shares sold	—
Shares repurchased	—
Net decrease	—
Fund shares:
Beginning of period	554,071
End of period	554,071

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Purpose Holding Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (the "Fund") (a series of GMO Trust) and subsidiary at February 28, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

14

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	22.06%	$1,000.00	$873.00	$102.45
2) Hypothetical	22.06%	$1,000.00	$915.40	$104.77

*  Expenses are calculated using the annualized expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010 of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

18

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer.	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

21

GMO Special Situations Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Special Situations Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Special Situations Fund returned +7.9% for the fiscal year ended February 28, 2010, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index. During the fiscal year the Fund was exposed substantially to Japanese inflation protected bonds.

Implementation was positive, driven by positions in Japanese inflation protected bonds. The performance of the Fund was also impacted by positions in long-dated Euro Stoxx 50 dividend swaps. The swaps rose in value due to long-term expectations for dividends on the largest 50 European publicly traded companies. The remainder of the Fund was exposed to investments in U.S. Treasuries.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Special Situations Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index As of February 28, 2010

$14,200,000
$13,800,000
$13,400,000
$13,000,000
$12,600,000
$12,200,000
$11,800,000
$11,400,000
$11,000,000
$10,600,000
$10,200,000
$9,800,000
$9,400,000
2007
2008
2009
2010
$13,735,000
$10,378,870
7/31/07
$10,000,000
GMO Special Situations Fund
Citigroup 3 Month Treasury Bill Index

	Average Annual Total Returns	
	1 Year	Since Inception
		7/31/07
Class III*	7.85%	13.07%
		7/31/07
Class VI	8.00%	13.20%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*  Class III performance information represents Class VI performance from July 31, 2007 to August 13, 2007 and Class III performance thereafter.

GMO Special Situations Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Mutual Funds	64.1%
Debt Obligations	38.9
Short-Term Investments	17.6
Swaps	5.1
Common Stocks	0.6
Reverse Repurchase Agreements	(29.4)
Other	3.1
100.0%

1

GMO Special Situations Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)		Description	Value ($)
		COMMON STOCKS — 0.6%
		China — 0.6%
	42,000	China Mobile Ltd Sponsored ADR	2,076,060
		TOTAL COMMON STOCKS (COST $2,239,407)	2,076,060
		DEBT OBLIGATIONS — 38.9%
		Foreign Government Obligations — 2.3%
JPY	777,777,000	Japanese Government CPI Linked Bond, 1.00%, due 06/10/16 (a)	8,408,518
		U.S. Government — 36.6%
	22,229,415	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a)	22,331,870
	100,000,000	U.S. Treasury Principal Strip Bond, due 11/15/22 (b)	57,444,500
	100,000,000	U.S. Treasury Strip Coupon, due 11/15/23 (b)	53,904,600
		Total U.S. Government	133,680,970
		TOTAL DEBT OBLIGATIONS (COST $140,202,080)	142,089,488
		MUTUAL FUNDS — 64.1%
		Affiliated Issuers — 64.1%
	9,363,699	GMO U.S. Treasury Fund	234,092,480
		TOTAL MUTUAL FUNDS (COST $234,186,117)	234,092,480
		SHORT-TERM INVESTMENTS — 17.6%
		Money Market Funds — 9.6%
	35,076,307	State Street Institutional Treasury Money Market Fund-Institutional Class	35,076,307

See accompanying notes to the financial statements.

2

GMO Special Situations Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Short-Term Investments — 8.0%
29,250,195	State Street Eurodollar Time Deposit, 0.01%, due 03/01/10	29,250,195
	TOTAL SHORT-TERM INVESTMENTS (COST $64,326,502)	64,326,502
	TOTAL INVESTMENTS — 121.2% (Cost $440,954,106)	442,584,530
	Other Assets and Liabilities (net) — (21.2%)	(77,294,841)
	TOTAL NET ASSETS — 100.0%	$365,289,689

See accompanying notes to the financial statements.

3

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	52,000,000	Goldman Sachs, 0.17%, dated 02/12/10, to be repurchased on demand at face value plus accrued interest, with a stated maturity date of 03/18/10.	$(52,003,192)
USD	55,500,000	Goldman Sachs, 0.17%, dated 02/17/10, to be repurchased on demand at face value plus accrued interest, with a stated maturity date of 03/19/10.	(55,502,883)
			$(107,506,075)

Average balance outstanding	$(106,457,838)
Average interest rate	0.19%
Maximum balance outstanding	$(110,000,000)
Average shares outstanding	12,736,168
Average balance per share outstanding	$(8.36)
Days outstanding	200

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Future Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
881,250	EUR	12/20/2019	Morgan Stanley	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	$12,255
						$12,255
					Premiums to (Pay) Receive	$—

See accompanying notes to the financial statements.

4

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Forward Starting Dividend Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
1,862,500	EUR	5/26/09	12/19/2014	Barclays	25,000 EUR for	25,000 EUR for
					every 1 dividend	every 1 dividend
					EURO STOXX	EURO STOXX
					50 Index point	50 Index point
					decrease in the	increase in the
					actual dividends	actual dividends
					from the	from the
					Fixed Strike	Fixed Strike	$1,132,298
3,910,000	EUR	6/22/09	12/19/2014	BNP Paribas	50,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	50,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	2,039,958
3,787,500	EUR	5/28/09	12/19/2014	Barclays	50,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	50,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	2,188,704
1,987,500	EUR	6/24/09	12/18/2015	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	963,463
2,020,000	EUR	6/23/09	12/16/2016	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	926,985

See accompanying notes to the financial statements.

5

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Forward Starting Dividend Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
2,065,000	EUR	6/23/09	12/21/2018	Barclays	25,000 EUR for	25,000 EUR for
					every 1 dividend	every 1 dividend
					EURO STOXX	EURO STOXX
					50 Index point	50 Index point
					decrease in the	increase in the
					actual dividends	actual dividends
					from the	from the
					Fixed Strike	Fixed Strike	$899,510
2,072,500	EUR	6/22/09	12/21/2018	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	891,822
2,062,500	EUR	6/30/09	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	902,073
1,815,000	EUR	2/16/10	12/20/2019	BNP Paribas	15,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	15,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(33,792)

See accompanying notes to the financial statements.

6

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Forward Starting Dividend Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
2,754,000	EUR	2/17/10	12/20/2019	BNP Paribas	22,500 EUR for	22,500 EUR for
					every 1 dividend	every 1 dividend
					EURO STOXX	EURO STOXX
					50 Index point	50 Index point
					decrease in the	increase in the
					actual dividends	actual dividends
					from the	from the
					Fixed Strike	Fixed Strike	$(81,541)
$9,829,480
						Premiums to (Pay) Receive	$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
100,000,000	USD	11/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$4,125,659
100,000,000	USD	11/15/2023	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	5,627,167
							$9,752,826
						Premiums to (Pay) Receive	$—

#  Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
33,141,609	USD	8/20/2010	BNP Paribas	MSCI Daily Total	3 month
				Return Net	LIBOR - 0.35%
Emerging Markets
				China USD		$(294,868)
$(294,868)
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

7

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPI - Consumer Price Index

LIBOR - London Interbank Offered Rate

MSCI - Morgan Stanley Capital International

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

Currency Abbreviations:

EUR - Euro

JPY - Japanese Yen

USD - United States Dollar

See accompanying notes to the financial statements.

8

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $206,767,989) (Note 2)	$208,492,050
Investments in affiliated issuers, at value (cost $234,186,117) (Notes 2 and 10)	234,092,480
Receivable for Fund shares sold	11,000,000
Dividends and interest receivable	111,088
Receivable for open swap contracts (Note 4)	19,709,894
Receivable for expenses reimbursed by Manager (Note 5)	21,168
Total assets	473,426,680
Liabilities:
Payable for investments purchased	18,429
Payable to affiliate for (Note 5):
Management fee	100,886
Shareholder service fee	16,265
Trustees and Chief Compliance Officer of GMO Trust fees	647
Payable for open swap contracts (Note 4)	410,201
Payable for reverse repurchase agreements (Note 2)	107,506,075
Accrued expenses	84,488
Total liabilities	108,136,991
Net assets	$365,289,689
Net assets attributable to:
Class III shares	$17,332,240
Class VI shares	$347,957,449
Shares outstanding:
Class III	630,882
Class VI	12,632,195
Net asset value per share:
Class III	$27.47
Class VI	$27.55

See accompanying notes to the financial statements.

9

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Interest	$5,916,128
Dividends from affiliated issuers (Note 10)	98,153
Dividends (net of withholding taxes of $3,646)	38,852
Total investment income	6,053,133
Expenses:
Management fee (Note 5)	1,230,642
Shareholder service fee – Class III (Note 5)	28,934
Shareholder service fee – Class VI (Note 5)	172,324
Interest expense (Note 2)	112,977
Audit and tax fees	92,113
Legal fees	41,265
Custodian, fund accounting agent and transfer agent fees	36,136
Trustees fees and related expenses (Note 5)	6,072
Miscellaneous	6,880
Total expenses	1,727,343
Fees and expenses reimbursed by Manager (Note 5)	(149,514)
Net expenses	1,577,829
Net investment income (loss)	4,475,304
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,709,243
Realized gains distributions from affiliated issuers (Note 10)	87,964
Closed swap contracts	(6,036,810)
Written options	338,390
Foreign currency, forward contracts and foreign currency related transactions	(88,327)
Net realized gain (loss)	(989,540)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,783,565
Investments in affiliated issuers	(93,637)
Written options	564,085
Open swap contracts	17,942,611
Foreign currency, forward contracts and foreign currency related transactions	7,415
Net unrealized gain (loss)	21,204,039
Net realized and unrealized gain (loss)	20,214,499
Net increase (decrease) in net assets resulting from operations	$24,689,803

See accompanying notes to the financial statements.

10

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,475,304	$5,920,536
Net realized gain (loss)	(989,540)	95,010,697
Change in net unrealized appreciation (depreciation)	21,204,039	(8,057,488)
Net increase (decrease) in net assets from operations	24,689,803	92,873,745
Net share transactions (Note 9):
Class III	(4,534,110)	(77,529,015)
Class VI	(1,379,981)	(350,165,495)
Increase (decrease) in net assets resulting from net share transactions	(5,914,091)	(427,694,510)
Total increase (decrease) in net assets	18,775,712	(334,820,765)
Net assets:
Beginning of period	346,513,977	681,334,742
End of period	$365,289,689	$346,513,977

See accompanying notes to the financial statements.

11

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Cash Flows — Year Ended February 28, 2010

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$24,689,803
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(21,204,039)
Net realized (gain) loss	989,540
Net amortization of discount and premium	(3,943,877)
Investments purchased	(344,630,095)
Proceeds from sale of investments	37,214,102
Short term investments, net	223,806,525
Reinvested realized gain distributions from affiliated issuers	87,964
Other proceeds (cost):
Swap contracts	(3,820,109)
Written option contracts	(3,814,070)
Foreign currency, forward contracts and foreign currency related transactions	(80,912)
Changes in assets and liabilities:
(Increase) decrease in receivable for expenses reimbursed by Manager	(15,176)
(Increase) decrease in dividends and interest receivable	104,646
(Increase) decrease in interest receivable for open swap contracts	36,698
Increase (decrease) in payable to affiliate for:
Management fee	2,422
Shareholder service fee payable	142
Trustee and Chief Compliance Officer of GMO Trust fees	(494)
Increase (decrease) in accrued expenses	(15,054)
Net cash provided by (used in) operating activities	(90,591,984)
Cash flows from financing activities:
Proceeds from shares sold	60,624,686
Shares repurchased	(77,538,777)
Increase (decrease) in payable for reverse repurchase agreements	107,506,075
Net cash provided by (used in) financing activities	90,591,984
Net increase in cash	—
Cash and cash equivalents, beginning of period	—
Cash and cash equivalents, end of period	$—

See accompanying notes to the financial statements.

12

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009	2008(a)
Net asset value, beginning of period	$25.47	$21.32	$20.09
Income (loss) from investment operations:
Net investment income (loss)†	0.33	0.26	0.31
Net realized and unrealized gain (loss)	1.67	3.89	0.92
Total from investment operations	2.00	4.15	1.23
Net asset value, end of period	$27.47	$25.47	$21.32
Total Return(b)	7.85%	19.47%	6.12	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$17,332	$20,366	$88,204
Net operating expenses to average daily net assets	0.53%	0.52%	0.53	%*
Interest expense to average daily net assets	0.03%	—	—
Total net expenses to average daily net assets	0.56%	0.52%	0.53	%*
Net investment income (loss) to average daily net assets	1.24%	1.20%	2.71	%*
Portfolio turnover rate	15%	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.03%	0.05	%*

(a)  Period from August 13, 2007 (commencement of operations) through February 29, 2008.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

13

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009	2008(a)
Net asset value, beginning of period	$25.51	$21.33	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.36	0.23	0.34
Net realized and unrealized gain (loss)	1.68	3.95	0.99
Total from investment operations	2.04	4.18	1.33
Net asset value, end of period	$27.55	$25.51	$21.33
Total Return(b)	8.00%	19.60%	6.65	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$347,957	$326,148	$593,131
Net operating expenses to average daily net assets	0.44%	0.43%	0.43	%*
Interest expense to average daily net assets	0.03%	—	—
Total net expenses to average daily net assets	0.47%	0.43%	0.43	%*
Net investment income (loss) to average daily net assets	1.35%	1.03%	2.84	%*
Portfolio turnover rate	15%	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.03%	0.05	%*

(a)  Period from July 31, 2007 (commencement of operations) through February 29, 2008.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

14

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Special Situations Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund's investment objectives are capital appreciation and capital preservation. The Manager plans to pursue the Fund's investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. The Fund may have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment. In pursuing its investment objectives, the Fund is permitted to use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions and foreign currency derivative transactions. The Fund may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for such services. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek "relative" return). The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. If the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

As of February 28, 2010, shares of the Fund were not publicly offered and were principally available only to other series of the Trust and certain accredited investors.

15

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

16

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
China	$2,076,060	$—	$—	$2,076,060
TOTAL COMMON STOCKS	2,076,060	—	—	2,076,060
Debt Obligations
Foreign Government Obligations	—	8,408,518	—	8,408,518
U.S. Government	—	133,680,970	—	133,680,970
TOTAL DEBT OBLIGATIONS	—	142,089,488	—	142,089,488
Mutual Funds	234,092,480	—	—	234,092,480
Short-Term Investments	64,326,502	—	—	64,326,502
Total Investments	300,495,042	142,089,488	—	442,584,530
Derivatives
Swap Agreements	—	19,709,894	—	19,709,894
Total	$300,495,042	$161,799,382	$—	$462,294,424

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(410,201)	$—	$(410,201)
Total	$—	$(410,201)	$—	$(410,201)

The underlying fund held at period end is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying fund, please refer to the portfolio valuation notes in its financial statements.

17

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund held no investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. As of February 28, 2010, the Fund had entered into reverse repurchase

18

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

agreements, plus accrued interest, amounting to $107,506,075, collateralized by securities with a market value, plus accrued interest, of $111,349,100.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for U.S. federal and state income taxes is reflected in the accompanying financial statements. Effective on March 1, 2009, the Fund was required to maintain a tax year-end of December 31.

Taxes on foreign interest and dividend income are generally withheld at the statutory rate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

19

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$440,954,106	$2,242,327	$(611,903)	$1,630,424

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the periods ended February 28, 2008 through December 31, 2009.

Distributions

Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates).

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

20

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Customized Investment Program Risk — Because the Fund is intended to complement the Manager's asset allocation strategies, the risks associated with the Fund's investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.

• Management Risk — This is the risk that the Manager's strategies and techniques will fail to produce the desired results.

• Derivatives Risk — The use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund makes substantial use of derivatives to implement its investment program.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Leveraging Risk — The Fund's use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to

21

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

which it may use derivatives or in the absolute face value of its derivative positions. Leverage increases the Fund's portfolio losses when the value of its investment positions decline.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

22

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Fund and other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an

23

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

24

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized

25

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to manage exposure of the portfolio to various fixed income and equity markets. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2010, the Fund used written option contracts to manage exposure of the portfolio to various fixed income and equity markets. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales

26

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of year	$—	(390)	$(4,152,460)	$—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options bought back	—	390	4,152,460	—	—	—
Outstanding, end of year	$—	—	$—	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset

27

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

28

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to manage exposure of the portfolio to various equity and fixed income markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$9,752,826	$—	$—	$9,957,068	$—	$19,709,894
Total	$9,752,826	$—	$—	$9,957,068	$—	$19,709,894
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(410,201)	$—	$(410,201)
Total	$—	$—	$—	$(410,201)	$—	$(410,201)

29

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Written options	$—	$—	$—	$338,390	$—	$338,390
Swap contracts	(5,101,777)	—	—	(935,033)	—	(6,036,810)
Total	$(5,101,777)	$—	$—	$(596,643)	$—	$(5,698,420)
Change in Unrealized Appreciation (Depreciation) on:
Written options	$—	$—	$—	$564,085	$—	$564,085
Swap contracts	8,395,744	—	—	(282,613)	9,829,480	17,942,611
Total	$8,395,744	$—	$—	$281,472	$9,829,480	$18,506,696

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Swap Agreements	Options
Average amount outstanding	$317,512,379	$6,000

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.37% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.37% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not

30

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.37% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.37% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $6,072 and $2,775, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.001%	0.000%	0.001%

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$108,223,000	$—
Investments (non-U.S. Government securities)	236,425,524	33,061,642

31

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 93.82% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Three of the shareholders are other funds of the Trust.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	396,101	$10,547,554	112,442	$2,461,097
Shares repurchased	(564,948)	(15,081,664)	(3,450,617)	(79,990,112)
Net increase (decrease)	(168,847)	$(4,534,110)	(3,338,175)	$(77,529,015)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	2,263,532	$61,077,132	283,402	$6,515,930
Shares repurchased	(2,417,320)	(62,457,113)	(15,304,605)	(356,681,425)
Net increase (decrease)	(153,788)	$(1,379,981)	(15,021,203)	$(350,165,495)

32

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$234,186,117	$—	$98,153	$87,964	$234,092,480
Totals	$—	$234,186,117	$—	$98,153	$87,964	$234,092,480

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Situations Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of GMO Special Situations Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

34

GMO Special Situations Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.59%	$1,000.00	$1,020.10	$2.96
2) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96
Class VI
1) Actual	0.50%	$1,000.00	$1,021.10	$2.51
2) Hypothetical	0.50%	$1,000.00	$1,022.32	$2.51

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

35

GMO Special Situations Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

36

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

37

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

38

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

39

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Strategic Fixed Income Fund returned +28.0% for the fiscal year ended February 28, 2010, as compared with +1.1% for the J.P. Morgan U.S. 3 Month Cash Index. The Fund's investment exposures are achieved directly and indirectly through its investment in underlying GMO Trust mutual funds, including GMO Emerging Country Debt Fund (ECDF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Short-Duration Collateral Fund (SDCF).

The Fund outperformed the benchmark during the fiscal year by 26.9%. Exposures to asset-backed securities in SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets interest-rate positioning, and developed markets currency selection.

Spread tightening in the asset-backed securities held in SDCF and Overlay Fund contributed about 19.6% to the Fund's performance. Despite improved spreads, both SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 78 downgraded securities, and Overlay Fund had 48, representing 16% and 15% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 63% of SDCF's portfolio was rated AAA, and 70% of Overlay Fund's was rated AAA. More than 76% of each portfolio was rated single-A or better.

Interest rate strategies contributed positively to performance during the fiscal year, given an overweight position in the long end of the TIPS curve. With interest rates moving lower, and inflation accruals, this position added value to the Fund. Developed markets interest-rate positioning also contributed positively to performance as U.S. Treasury principal STRIPS outperformed zero-coupon LIBOR swaps during the fiscal year. A small exposure to emerging country debt through investment in ECDF added value as spread tightening on the asset class contributed positively, as did positive contributions from both security and country selection within ECDF. In developed markets currency selection, an overweight position in low-delta, long-dated USD/JPY call options contributed positively during the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Fixed Income Fund Class III Shares and the J.P. Morgan U.S. 3 Month Cash Index As of February 28, 2010

$14,000,000
$13,500,000
$13,000,000
$12,500,000
$12,000,000
$11,500,000
$11,000,000
$10,500,000
$10,000,000
$9,500,000
$9,000,000
$8,500,000
$8,000,000
2006
2007
2008
2009
2010
5/31/06
$10,000,000
$11,567,450
$11,528,120
$10,382,600
GMO Strategic Fixed Income Fund
J.P. Morgan U.S. 3 Month Cash Index
J.P. Morgan U.S. 3 Month Cash Index +**

Average Annual Total Returns		
	1 Year	Since Inception
Class III*	27.97%	**5/31/06** 1.01%
Class VI	28.00%	**5/31/06** 1.07%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited. Performance for classes may vary due to different fees.

*  Class III performance information represents Class VI performance from May 31, 2006 to July 13, 2006 and Class III performance thereafter.

**  J.P. Morgan U.S. 3 Month Cash Index + represents the Barcllays Capital U.S. Treasury 1-3 Year Index prior to September 29, 2006 and th J.P. Morgan U.S. 3 Month Cash Index thereafter.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	94.9%
Short-Term Investments	5.8
Options Purchased	1.7
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0
Futures	0.0
Promissory Notes	0.0
Forward Currency Contracts	(0.1)
Swaps	(0.8)
Written Options	(0.9)
Reverse Repurchase Agreements	(1.5)
Other	0.6
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 5.3%
	United States — 5.3%
	U.S. Government
77,523,563	U.S. Treasury Inflation Indexed Note, 2.38% , due 04/15/11 (a) (b)	80,273,246
33,000,000	U.S. Treasury Note, 1.38% , due 01/15/13	33,072,204
	Total United States	113,345,450
	TOTAL DEBT OBLIGATIONS (COST $112,978,599)	113,345,450
	MUTUAL FUNDS — 95.0%
	United States — 95.0%
	Affiliated Issuers
7,397,456	GMO Emerging Country Debt Fund, Class IV	62,656,452
96,859,391	GMO Short-Duration Collateral Fund	1,450,953,671
718,286	GMO U.S. Treasury Fund	17,957,159
23,773,633	GMO World Opportunity Overlay Fund	506,378,390
	Total United States	2,037,945,672
	TOTAL MUTUAL FUNDS (COST $2,268,615,478)	2,037,945,672
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
170,647	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	170,647
	TOTAL SHORT-TERM INVESTMENTS (COST $170,647)	170,647
	TOTAL INVESTMENTS — 100.3% (Cost $2,381,764,724)	2,151,461,769
	Other Assets and Liabilities (net) — (0.3%)	(6,001,771)
	TOTAL NET ASSETS — 100.0%	$2,145,459,998

See accompanying notes to the financial statements.

2

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
210,000,000	USD	04/14/2010	Barclays	0.30%	Barclays U.S. TIPS
			Bank Plc		10 Yr+ Index
					Total Return (a)	$(2,856,475)
260,000,000	USD	04/15/2010	Barclays Bank Plc	0.30%	Barclays U.S. TIPS 10 Yr+ Index Total Return (a)	(3,255,932)
						$(6,112,407)
					Premiums to (Pay) Receive	$—

As of February 28, 2010, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

TIPS - Treasury Inflation Protected Securities

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been pledged to cover collateral requirements on open swap contracts (Note 4).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

3

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $113,149,246) (Note 2)	$113,516,097
Investments in affiliated issuers, at value (cost $2,268,615,478) (Notes 2 and 10)	2,037,945,672
Dividends and interest receivable	751,221
Receivable for expenses reimbursed by Manager (Note 5)	82,475
Total assets	2,152,295,465
Liabilities:
Payable for investments purchased	1,843
Payable to affiliate for (Note 5):
Management fee	411,502
Shareholder service fee	97,306
Trustees and Chief Compliance Officer of GMO Trust fees	4,135
Payable for open swap contracts (Note 4)	6,112,407
Accrued expenses	208,274
Total liabilities	6,835,467
Net assets	$2,145,459,998
Net assets consist of:
Paid-in capital	$2,641,927,488
Distributions in excess of net investment income	(85,823,364)
Accumulated net realized loss	(174,228,764)
Net unrealized depreciation	(236,415,362)
$2,145,459,998
Net assets attributable to:
Class III shares	$139,571,172
Class VI shares	$2,005,888,826
Shares outstanding:
Class III	8,999,782
Class VI	129,482,795
Net asset value per share:
Class III	$15.51
Class VI	$15.49

See accompanying notes to the financial statements.

4

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$28,314,223
Interest	1,994,859
Dividends	46,921
Total investment income	30,356,003
Expenses:
Management fee (Note 5)	5,623,049
Shareholder service fee – Class III (Note 5)	221,124
Shareholder service fee – Class VI (Note 5)	1,155,991
Custodian, fund accounting agent and transfer agent fees	219,956
Legal fees	169,691
Audit and tax fees	82,675
Trustees fees and related expenses (Note 5)	60,302
Registration fees	2,868
Miscellaneous	31,275
Total expenses	7,566,931
Fees and expenses reimbursed by Manager (Note 5)	(460,046)
Indirectly incurred fees waived or borne by Manager (Note 5)	(229,114)
Shareholder service fee waived (Note 5)	(55,916)
Net expenses	6,821,855
Net investment income (loss)	23,534,148
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,531,355)
Investments in affiliated issuers	42,855
Realized gains distributions from affiliated issuers (Note 10)	8,856
Closed futures contracts	30,988
Closed swap contracts	(42,968,866)
Written options	4,557,500
Foreign currency, forward contracts and foreign currency related transactions	(5)
Net realized gain (loss)	(43,860,027)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,302,866
Investments in affiliated issuers	460,508,792
Open futures contracts	(280,619)
Written options	(2,056,500)
Open swap contracts	111,275,305
Net unrealized gain (loss)	575,749,844
Net realized and unrealized gain (loss)	531,889,817
Net increase (decrease) in net assets resulting from operations	$555,423,965

See accompanying notes to the financial statements.

5

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,534,148	$125,135,018
Net realized gain (loss)	(43,860,027)	(297,988,395)
Change in net unrealized appreciation (depreciation)	575,749,844	(683,189,195)
Net increase (decrease) in net assets from operations	555,423,965	(856,042,572)
Distributions to shareholders from:
Net investment income
Class III	(2,903,587)	(8,839,751)
Class VI	(37,134,486)	(159,237,634)
Total distributions from net investment income	(40,038,073)	(168,077,385)
Return of capital
Class III	(59,096,731)	—
Class VI	(719,865,203)	—
Total distributions from return of capital	(778,961,934)	—
	(819,000,007)	(168,077,385)
Net share transactions (Note 9):
Class III	(65,616,763)	(688,142)
Class VI	401,982	(1,905,410,410)
Increase (decrease) in net assets resulting from net share transactions	(65,214,781)	(1,906,098,552)
Redemption fees (Notes 2 and 9):
Class III	42,480	190,982
Class VI	558,877	4,100,512
Increase in net assets resulting from redemption fees	601,357	4,291,494
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(64,613,424)	(1,901,807,058)
Total increase (decrease) in net assets	(328,189,466)	(2,925,927,015)
Net assets:
Beginning of period	2,473,649,464	5,399,576,479
End of period (including distributions in excess of net investment income of $85,823,364 and $68,468,070, respectively)	$2,145,459,998	$2,473,649,464

See accompanying notes to the financial statements.

6

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007(a)
Net asset value, beginning of period	$17.37	$23.60		$25.22		$25.06
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.16	0.71		0.78		0.96
Net realized and unrealized gain (loss)	3.78	(5.70)		(1.37)		0.34
Total from investment operations	3.94	(4.99)		(0.59)		1.30
Less distributions to shareholders:
From net investment income	(0.27)	(1.24)		(0.97)		(1.14)
From net realized gains	—	—		(0.06)		—
Return of capital	(5.53)	—		—		—
Total distributions	(5.80)	(1.24)		(1.03)		(1.14)
Net asset value, end of period	$15.51	$17.37		$23.60		$25.22
Total Return(c)	27.97%	(21.20)%		(2.39)%		5.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$139,571	$227,453		$277,879		$226,917
Net expenses to average daily net assets(d)	0.39%	0.40	%(e)	0.38	%(e)	0.39	%*
Net investment income (loss) to average daily net assets(b)	1.01%	3.32%		3.12%		5.96	%*
Portfolio turnover rate	35%	70%		67%		7	%††**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%	0.03%		0.04%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.02		—		—

(a)  Period from July 13, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 through February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007(a)
Net asset value, beginning of period	$17.35	$23.57		$25.22		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.17	0.68		0.97		0.76
Net realized and unrealized gain (loss)	3.77	(5.64)		(1.55)		0.61
Total from investment operations	3.94	(4.96)		(0.58)		1.37
Less distributions to shareholders:
From net investment income	(0.29)	(1.26)		(1.01)		(1.15)
From net realized gains	—	—		(0.06)		—
Return of capital	(5.51)	—		—		—
Total distributions	(5.80)	(1.26)		(1.07)		(1.15)
Net asset value, end of period	$15.49	$17.35		$23.57		$25.22
Total Return(c)	28.00%	(21.09)%		(2.35)%		5.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,005,889	$2,246,197		$5,121,698		$2,224,310
Net expenses to average daily net assets(d)	0.30%	0.30	%(e)	0.29	%(e)	0.29	%*
Net investment income (loss) to average daily net assets(b)	1.05%	3.14%		3.87%		4.01	%*
Portfolio turnover rate	35%	70%		67%		7	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%	0.03%		0.04%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.02		—		—

(a)  Period from May 31, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  The net expense ratio does not include the effect of expense reductions (Note 2).

(f)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Strategic Fixed Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change the Fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years. The Fund typically invests (directly and indirectly) in fixed income securities. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other series of the Trust and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other series of the Trust. As a result, the Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests (directly or indirectly through investment in other series of the Trust) at least 80% of its assets in fixed income securities. For these purposes, "fixed income securities" includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. To implement its investment strategies, the Fund may invest in or hold: investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, credit default swaps and other swap contracts; shares of SDCF (to gain exposure to asset-backed securities); shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold

9

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

material positions of below investment grade securities. This is in addition to the Fund's emerging country debt investments. The Fund also invests in unaffiliated money market funds.

As of February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

Since April 2009, the Fund has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. The Fund intends to continue this practice for the time being.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 28, 2010, shares of Overlay Fund and SDCF were not publicly available for direct purchase.

On March 19, 2009, the Trustees of the Trust adopted a plan to cease the operations of the Fund within two years of that date. On October 19, 2009, the Trustees revoked that plan.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value

10

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.23% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 14.38% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

11

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$33,072,204	$80,273,246	$—	$113,345,450
TOTAL DEBT OBLIGATIONS	33,072,204	80,273,246	—	113,345,450
Mutual Funds	2,037,945,672	—	—	2,037,945,672
Short-Term Investments	170,647	—	—	170,647
Total Investments	2,071,188,523	80,273,246	—	2,151,461,769
Total	$2,071,188,523	$80,273,246	$—	$2,151,461,769

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(6,112,407)	$—	$(6,112,407)
Total	$—	$(6,112,407)	$—	$(6,112,407)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in its financial statements. The aggregate net values of the Fund's indirect investments in securities and other financial instruments using Level 3 inputs were 54.70% and (0.05)% of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

12

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

13

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). As of August 31, 2009, all distributions have been paid in cash. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, partnership interest tax allocations, losses on wash sale transactions, and differing treatment of accretion and amortization.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$40,038,073	$168,077,385
Return of capital	778,961,934	—
Total distributions	$819,000,007	$168,077,385

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attribuutes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(260,927,122)

14

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(137,475,668)
2/28/2018	(123,451,454)
Total	$(260,927,122)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,380,889,728	$366,851	$(229,794,810)	$(229,427,959)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

15

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO

16

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Trust to transmit orders for purchases and redemptions the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S.

17

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition,

18

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund's operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency

19

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

20

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the

21

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to adjust exposure to certain markets. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to adjust exposure to currencies and certain markets. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the

22

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2010, the Fund used written option contracts to adjust exposure to currencies and certain markets. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	$—	(3,000)	$(3,462,750)
Options written	—	—	—	—	(1,000)	(1,451,125)
Options exercised
Options expired	—	—	—	—	3,000	3,462,750
Options bought back	—	—	—	—	1,000	1,451,125
Outstanding, end of year	$—	—	$—	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

23

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price

24

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

25

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$(6,112,407)	$—	$—	$—	$—	$(6,112,407)
Total	$(6,112,407)	$—	$—	$—	$—	$(6,112,407)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options)	$(5,023,774)	$—	$—	$—	$—	$(5,023,774)
Written options	4,557,500	—	—	—	—	4,557,500
Futures contracts	30,988	—	—	—	—	30,988
Swap contracts	(42,968,866)	—	—	—	—	(42,968,866)
Total	$(43,404,152)	$—	$—	$—	$—	$(43,404,152)
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$2,302,874	$—	$—	$—	$—	$2,302,874
Written options	(2,056,500)	—	—	—	—	(2,056,500)
Futures contracts	(280,619)	—	—	—	—	(280,619)
Swap contracts	111,275,305	—	—	—	—	111,275,305
Total	$111,241,060	$—	$—	$—	$—	$111,241,060

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

26

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values (futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Futures Contracts	Options	Swap Agreements
Average amount outstanding	$3,931,447	$46,153,846	$1,640,741,436

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.

27

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $60,302 and $19,467, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.015%	0.002%	0.019%	0.036%

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$113,252,002	$131,773,380
Investments (non-U.S. Government securities)	602,323,449	583,438,875

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

28

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, 74.79% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 98.47% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,466,715	$53,825,069	6,706,775	$123,683,482
Shares issued to shareholders in reinvestment of distributions	—	—	400,493	7,025,456
Shares repurchased	(7,561,300)	(119,441,832)	(5,789,615)	(131,397,080)
Redemption fees	—	42,480	—	190,982
Net increase (decrease)	(4,094,585)	$(65,574,283)	1,317,653	$(497,160)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	5,893,661	$93,069,578	3,935,250	$89,019,736
Shares issued to shareholders in reinvestment of distributions	—	—	9,080,584	159,234,461
Shares repurchased	(5,884,990)	(92,667,596)	(100,806,037)	(2,153,664,607)
Redemption fees	—	558,877	—	4,100,512
Net increase (decrease)	8,671	$960,859	(87,790,203)	$(1,901,309,898)

29

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$43,275,117	$—	$—	$4,457,707	$—	$—	$62,656,452
GMO Short-Duration Collateral Fund	1,656,295,579	—	—	23,753,884	536,479,232	—	1,450,953,671
GMO U.S. Treasury Fund	—	600,961,488	583,040,000	102,632	—	8,856	17,957,159
GMO World Opportunity Overlay Fund	436,246,172	—	—	—	39,865,097	—	506,378,390
Totals	$2,135,816,868	$600,961,488	$583,040,000	$28,314,223	$576,344,329	$8,856	$2,037,945,672

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Fixed Income Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

31

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,086.90	$2.22
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16
Class VI
1) Actual	0.34%	$1,000.00	$1,087.20	$1.76
2) Hypothetical	0.34%	$1,000.00	$1,023.11	$1.71

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $21,283,352 or if determined to be different, the qualified interest income of such year.

33

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2010, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

Class	Record Date	Ex-Date	Payable Date	Dividend (Paid from Current and/or Prior Years Accumulated Undistributed Net Income)*	Net Short-Term Capital Gains From Sale of Securities & Other Property ^	Net Long-Term Capital Gains From Sale of Securities & Other Property ^	Distribution from Return of Capital
III	April 2, 2009	April 3, 2009	April 6, 2009	$0.10164551	$0.00000000	$0.00000000	$2.00534640
III	May 5, 2009	May 6, 2009	May 7, 2009	$0.02510638	$0.00000000	$0.00000000	$0.51577807
III	May 28, 2009	May 29, 2009	June 1, 2009	$0.02598956	$0.00000000	$0.00000000	$0.52336977
III	July 1, 2009	July 2, 2009	July 6, 2009	$0.01222640	$0.00000000	$0.00000000	$0.26392470
III	July 29, 2009	July 30, 2009	July 31, 2009	$0.01886586	$0.00000000	$0.00000000	$0.39032179
III	August 31, 2009	September 1, 2009	September 2, 2009	$0.01351001	$0.00000000	$0.00000000	$0.30615366
III	October 5, 2009	October 6, 2009	October 7, 2009	$0.01502664	$0.00000000	$0.00000000	$0.32125356
III	October 28, 2009	October 29, 2009	October 30, 2009	$0.01240695	$0.00000000	$0.00000000	$0.25836397
III	January 13, 2010	January 14, 2010	January 15, 2010	$0.03098929	$0.00000000	$0.00000000	$0.66601467
III	February 3, 2010	February 4, 2010	February 5, 2010	$0.01329403	$0.00000000	$0.00000000	$0.27471270
VI	April 2, 2009	April 3, 2009	April 6, 2009	$0.10305332	$0.00000000	$0.00000000	$2.00148942
VI	May 5, 2009	May 6, 2009	May 7, 2009	$0.02655718	$0.00000000	$0.00000000	$0.51374525
VI	May 28, 2009	May 29, 2009	June 1, 2009	$0.02692502	$0.00000000	$0.00000000	$0.52187595
VI	July 1, 2009	July 2, 2009	July 6, 2009	$0.01361968	$0.00000000	$0.00000000	$0.26227514
VI	July 29, 2009	July 30, 2009	July 31, 2009	$0.02009791	$0.00000000	$0.00000000	$0.38874459
VI	August 31, 2009	September 1, 2009	September 2, 2009	$0.01571774	$0.00000000	$0.00000000	$0.30362268
VI	October 5, 2009	October 6, 2009	October 7, 2009	$0.01649626	$0.00000000	$0.00000000	$0.31947478
VI	October 28, 2009	October 29, 2009	October 30, 2009	$0.01332517	$0.00000000	$0.00000000	$0.25836392
VI	January 13, 2010	January 14, 2010	January 15, 2010	$0.03438022	$0.00000000	$0.00000000	$0.66600850
VI	February 3, 2010	February 4, 2010	February 5, 2010	$0.01415928	$0.00000000	$0.00000000	$0.27471181

Notes:

*  Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

^  Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

34

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.
The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

37

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

38

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +33.4% for the fiscal year ended February 28, 2010, as compared with +42.0% for the Fund's benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index and 25% Barclays Capital U.S Aggregate Index). During the fiscal year, the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO Trust mutual funds and direct fixed income investments.

Underlying fund implementation was negative, subtracting 7.0% from relative performance. The primary drivers of the underperformance were negative relative returns from GMO Quality Fund and GMO International Intrinsic Value Fund. Fixed income implementation was positive but was more than offset by relatively poor equity implementation, most notably from GMO Quality Fund and GMO International Intrinsic Value Fund.

Asset allocation detracted 1.5% from relative performance. The Fund's underweight to equities and overweight to fixed income were the primary drivers of the underperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Opportunities Allocation Fund Class III Shares and the GMO Strategic Opportunities Allocation Index As of February 28, 2010

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
Average Annual Total Returns
1 Year
Since Inception
Class III
33.44%
5/31/05
5.74%
5/31/05
$10,000,000
$13,033,600
$12,737,330
$11,500,830
$10,907,800
2005
2006
2007
2008
2009
2010
GMO Strategic Opportunities Allocation Fund
GMO Strategic Opportunities Allocation Index*
MSCI World Index
Barclays Capital U.S. Aggregate Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

*  The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	77.9%
Debt Obligations	15.2
Short-Term Investments	5.9
Cash and Cash Equivalents	5.1
Options Purchased	0.2
Preferred Stocks	0.1
Loan Participations	0.0
Loan Assignments	0.0
Rights and Warrants	0.0
Promissory Notes	0.0
Forward Currency Contracts	(0.1)
Written Options	(0.1)
Reverse Repurchase Agreements	(1.2)
Swaps	(1.4)
Futures	(3.6)
Other	2.0
100.0%
Country / Region Summary**	% of Investments
United States	54.3%
Japan	12.1
Euro Region***	12.0
United Kingdom	9.2
Switzerland	4.8
Sweden	2.0
Singapore	1.3
Australia	1.2
Canada	0.7
Hong Kong	0.7
Norway	0.6
Denmark	0.5
Emerging****	0.5
New Zealand	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey, and Indonesia. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

1

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 98.2%
	Affiliated Issuers — 98.2%
22,883,398	GMO Alpha Only Fund, Class IV	112,357,485
2,623,533	GMO Asset Allocation Bond Fund, Class VI	68,552,916
6,317,337	GMO Domestic Bond Fund, Class VI	37,840,849
1,047,898	GMO Emerging Country Debt Fund, Class IV	8,875,698
2,480,665	GMO Flexible Equities Fund, Class VI	46,041,138
1,716,521	GMO Inflation Indexed Plus Bond Fund, Class VI	31,566,819
14,621,928	GMO International Growth Equity Fund, Class IV	287,905,759
14,632,265	GMO International Intrinsic Value Fund, Class IV	286,060,774
5,575,823	GMO International Small Companies Fund, Class III	36,967,704
36,397,735	GMO Quality Fund, Class VI	691,556,972
1,720,545	GMO Special Situations Fund, Class VI	47,401,017
5,075,569	GMO Strategic Fixed Income Fund, Class VI	78,620,566
7,134,791	GMO U.S. Core Equity Fund, Class VI	75,200,697
393,696	GMO World Opportunity Overlay Fund	8,385,725
	TOTAL MUTUAL FUNDS (COST $1,891,208,870)	1,817,334,119
	DEBT OBLIGATIONS — 1.8%
	Asset-Backed Securities — 1.8%
	Auto Financing — 0.3%
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.58%, due 07/15/14	607,500
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.08%, due 11/10/14	511,255
800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.61%, due 07/15/12	801,240
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.48%, due 06/15/13	686,000
300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.43%, due 07/15/11	302,190
248,890	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 06/17/13	248,342

See accompanying notes to the financial statements.

2

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Auto Financing — continued
200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.23%, due 05/15/12	198,750
500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.33%, due 06/15/12	496,250
800,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.50%, due 12/15/16	796,640
	Total Auto Financing	4,648,167
	Bank Loan Collateralized Debt Obligations — 0.0%
607,216	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.42%, due 06/20/25	601,428
	Business Loans — 0.1%
1,003,044	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.62%, due 01/25/36	626,903
357,507	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.52%, due 05/15/32	294,943
723,592	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 09/25/30	470,335
	Total Business Loans	1,392,181
	CMBS — 0.1%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.36%, due 12/15/20	385,332
500,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	507,650
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.36%, due 03/06/20	561,000
600,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	614,760
400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	414,520
324,073	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 09/15/21	288,830
	Total CMBS	2,772,092

See accompanying notes to the financial statements.

3

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)		Description	Value ($)
		Credit Cards — 0.4%
	800,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.27%, due 02/15/13	799,580
	800,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.23%, due 09/15/14	816,632
	1,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.40%, due 06/16/14	995,590
	300,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.30%, due 05/15/13	299,850
	700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.48%, due 09/15/17	679,308
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.76%, due 05/24/13	805,438
	1,200,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.26%, due 01/16/14	1,190,400
	600,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.24%, due 06/15/13	599,520
	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.78%, due 07/15/13	598,875
	100,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.38%, due 01/15/14	99,415
	500,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.03%, due 05/15/13	500,625
		Total Credit Cards	7,385,233
		Equipment Leases — 0.0%
	53,973	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.83%, due 10/17/11	53,986
	126,025	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.48%, due 06/14/11	125,888
		Total Equipment Leases	179,874
		Insurance Premiums — 0.0%
	400,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.28%, due 12/15/11	396,000

See accompanying notes to the financial statements.

4

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Auto Financing — 0.2%
1,000,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.03%, due 06/06/14	977,862
477,480	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.24%, due 12/15/12	474,042
798,436	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.88%, due 10/15/14	780,064
700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.43%, due 07/14/14	702,716
	Total Insured Auto Financing	2,934,684
	Insured Other — 0.1%
1,100,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	1,065,020
900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	799,380
	Total Insured Other	1,864,400
	Insured Residential Asset-Backed Securities (United States) — 0.0%
202,904	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.45%, due 11/25/35	136,480
	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
604,722	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.38%, due 06/15/37	219,514
	Insured Time Share — 0.0%
293,651	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.23%, due 09/20/19	239,360
	Investment Grade Corporate Collateralized Debt Obligations — 0.0%
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.54%, due 06/20/13	777,150
	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.1%
2,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.65%, due 12/20/10	1,888,000

See accompanying notes to the financial statements.

5

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — 0.3%
465,848	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 06/25/36	50,079
523,617	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.30%, due 11/25/36	280,135
220,013	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.42%, due 03/25/36	110,006
176,709	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.34%, due 09/25/36	79,519
622,903	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.34%, due 10/25/36	587,148
240,264	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.45%, due 05/25/37	184,691
639,699	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	236,689
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.43%, due 02/25/37	657,960
26,715	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.77%, due 04/25/33	17,009
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.37%, due 02/25/37	1,122,400
1,100,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.35%, due 12/25/36	367,290
400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.38%, due 03/25/36	177,376
569,661	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 04/25/37	499,877
507,365	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.48%, due 01/25/36	476,045
	Total Residential Asset-Backed Securities (United States)	4,846,224
	Residential Mortgage-Backed Securities (Australian) — 0.0%
181,836	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.38%, due 12/08/36	173,551
168,924	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.40%, due 03/09/36	164,667
477,369	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.30%, due 05/21/38	460,661
	Total Residential Mortgage-Backed Securities (Australian)	798,879

See accompanying notes to the financial statements.

6

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — 0.1%
257,591	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.34%, due 03/20/30	253,835
600,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 01/13/39	532,962
491,052	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.46%, due 05/15/34	431,880
	Total Residential Mortgage-Backed Securities (European)	1,218,677
	Student Loans — 0.1%
350,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.27%, due 04/25/22	349,685
89,034	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.37%, due 08/25/23	86,585
13,112	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.31%, due 08/26/19	13,104
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.33%, due 12/23/19	594,030
	Total Student Loans	1,043,404
	Total Asset-Backed Securities	33,341,747
	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	149,812
	U.S. Government Agency — 0.0%
250,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.64%, due 11/15/14 (a)	244,709
133,334	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 1.89%, due 01/01/12 (a)	131,325
	Total U.S. Government Agency	376,034
	TOTAL DEBT OBLIGATIONS (COST $30,656,135)	33,867,593

See accompanying notes to the financial statements.

7

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
432,025	State Street Institutional U.S. Government Money Market Fund- Institutional Class	432,025
	TOTAL SHORT-TERM INVESTMENTS (COST $432,025)	432,025
	TOTAL INVESTMENTS — 100.0% (Cost $1,922,297,030)	1,851,633,737
	Other Assets and Liabilities (net) — (0.0%)	(420,651)
	TOTAL NET ASSETS — 100.0%	$1,851,213,086

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

See accompanying notes to the financial statements.

8

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $31,088,160) (Note 2)	$34,299,618
Investments in affiliated issuers, at value (cost $1,891,208,870) (Notes 2 and 10)	1,817,334,119
Receivable for Fund shares sold	227,175,000
Interest receivable	31,252
Receivable for expenses reimbursed by Manager (Note 5)	57,816
Total assets	2,078,897,805
Liabilities:
Payable for investments purchased	227,516,638
Payable for Fund shares repurchased	58,362
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	3,061
Accrued expenses	106,658
Total liabilities	227,684,719
Net assets	$1,851,213,086
Net assets consist of:
Paid-in capital	$2,026,385,331
Distributions in excess of net investment income	(10,979,271)
Accumulated net realized loss	(93,529,681)
Net unrealized depreciation	(70,663,293)
$1,851,213,086
Net assets attributable to:
Class III shares	$1,851,213,086
Shares outstanding:
Class III	99,865,166
Net asset value per share:
Class III	$18.54

See accompanying notes to the financial statements.

9

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$41,133,443
Interest	2,753,593
Dividends	2,549
Total investment income	43,889,585
Expenses:
Legal fees	72,636
Custodian, fund accounting agent and transfer agent fees	68,765
Audit and tax fees	62,823
Trustees fees and related expenses (Note 5)	26,045
Registration fees	12,609
Miscellaneous	21,095
Total expenses	263,973
Fees and expenses reimbursed by Manager (Note 5)	(226,411)
Expense reductions (Note 2)	(2,159)
Net expenses	35,403
Net investment income (loss)	43,854,182
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	344,271
Investments in affiliated issuers	(89,211,237)
Realized gains distributions from affiliated issuers (Note 10)	3,234,847
Foreign currency, forward contracts and foreign currency related transactions	197
Net realized gain (loss)	(85,631,922)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,786,212
Investments in affiliated issuers	414,365,810
Net unrealized gain (loss)	420,152,022
Net realized and unrealized gain (loss)	334,520,100
Net increase (decrease) in net assets resulting from operations	$378,374,282

See accompanying notes to the financial statements.

10

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$43,854,182	$86,991,469
Net realized gain (loss)	(85,631,922)	14,967,160
Change in net unrealized appreciation (depreciation)	420,152,022	(433,884,141)
Net increase (decrease) in net assets from operations	378,374,282	(331,925,512)
Distributions to shareholders from:
Net investment income
Class III	(52,808,585)	(97,614,780)
Net realized gains
Class III	—	(55,458,846)
	(52,808,585)	(153,073,626)
Net share transactions (Note 9):
Class III	418,367,821	491,786,568
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	21,819	304,811
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	418,389,640	492,091,379
Total increase (decrease) in net assets	743,955,337	7,092,241
Net assets:
Beginning of period	1,107,257,749	1,100,165,508
End of period (including distributions in excess of net investment income of $10,979,271 and $2,367,089, respectively)	$1,851,213,086	$1,107,257,749

See accompanying notes to the financial statements.

11

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006(a)
Net asset value, beginning of period	$14.37		$22.70		$23.71		$22.37	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.54		1.57		0.99		0.69	0.52
Net realized and unrealized gain (loss)	4.26		(7.23)		(0.15)		2.17	2.34
Total from investment operations	4.80		(5.66)		0.84		2.86	2.86
Less distributions to shareholders:
From net investment income	(0.63)		(1.61)		(1.02)		(0.90)	(0.47)
From net realized gains	—		(1.06)		(0.83)		(0.62)	(0.02)
Total distributions	(0.63)		(2.67)		(1.85)		(1.52)	(0.49)
Net asset value, end of period	$18.54		$14.37		$22.70		$23.71	$22.37
Total Return(c)	33.44%		(26.75)%		3.15%		12.98%	14.42	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,851,213		$1,107,258		$1,100,116		$529,374	$366,622
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%	0.00	%*
Net investment income (loss) to average daily net assets(b)	3.04%		8.05%		4.05%		2.98%	3.22	%*
Portfolio turnover rate	14%		34%		47%		23%	10	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.01%		0.01%		0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.01		$0.01		$0.00 (g)	$0.02

(a)  Period from May 31, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions (Note 2).

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

12

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1. Organization

GMO Strategic Opportunities Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the GMO Strategic Opportunities Allocation Index. The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO consisting of: (i) the MSCI World Index, and (ii) the Barclays Capital U.S. Aggregate Index in the following proportions: 75% (MSCI World Index) and 25% (Barclays Capital U.S. Aggregate Index). The Fund is a fund of funds and invests primarily in shares of other series of the Trust, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, and GMO World Opportunity Overlay Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may have exposure to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the underlying funds in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. As of February 28, 2010, shares of GMO Special Situations Fund, and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

13

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28. 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.17% of net assets. The Fund and underlying funds classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 39.81% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily

14

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.70% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$10,752,589	$22,589,158	$33,341,747
Corporate Debt	—	149,812	—	149,812
U.S. Government Agency	—	—	376,034	376,034
TOTAL DEBT OBLIGATIONS	—	10,902,401	22,965,192	33,867,593
Mutual Funds	1,817,334,119	—	—	1,817,334,119
Short-Term Investments	432,025	—	—	432,025
Total Investments	1,817,766,144	10,902,401	22,965,192	1,851,633,737
Total	$1,817,766,144	$10,902,401	$22,965,192	$1,851,633,737

15

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 6.02% and (0.01)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/ (out) of Level 3	Balances as of February 28, 2010
Debt Obligations
Asset-Backed Securities	$34,786,584	$(9,751,639)	$1,307,993	$1,235,312	$5,763,497	$(10,752,589)	$22,589,158
U.S. Government Agency	476,336	(116,667)	4,482	2,905	8,978	—	376,034
Total Debt Obligations	35,262,920	(9,868,306)	1,312,475	1,238,217	5,772,475	(10,752,589)	22,965,192
Total	$35,262,920	$(9,868,306)	$1,312,475	$1,238,217	$5,772,475	$(10,752,589)	$22,965,192

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

16

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, partnership interest tax allocations, losses on wash sale transactions, capital loss carryforwards, differing treatment of accretion and amortization and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$52,808,585	$97,617,350
Net long-term capital gain	—	55,456,276
Total distributions	$52,808,585	$153,073,626

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

17

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attribuutes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$162,142
Other Tax Attributes:
Capital loss carryforwards	$(49,481,317)

As of February 28, 2010, The Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(49,481,317)
Total	$(49,481,317)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,977,025,768	$44,703,994	$(170,096,025)	$(125,392,031)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

18

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to June 30, 2009, the premium on cash purchases was 0.03% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. Effective June 30, 2009, the premium on cash purchases was 0.03% of the amount invested and the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the premium on cash purchases and the fee on cash redemptions were eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may

19

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and/or redemption fees may be waived at the Manager's discretion when they are de minimus and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fee imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund's equity.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers,

20

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

custodians, escrow agents and issuers. A license may need to be maintained to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund's investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reversed repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund's securities or a counterparty of an underlying fund's repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund's investments to fluctuate more than if it invested in securities

21

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund's loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

22

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent that the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $26,045 and $11,489, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.381%	0.068%	0.004%	0.453%

23

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $670,696,802 and $199,406,734, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 38.31% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.02% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 99.97% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	28,866,186	$530,237,819	21,710,901	$377,255,235
Shares issued to shareholders in reinvestment of distributions	2,735,629	50,897,400	8,772,878	152,047,372
Shares repurchased	(8,781,233)	(162,767,398)	(1,914,307)	(37,516,039)
Purchase premiums	—	16,056	—	100,056
Redemption fees	—	5,763	—	204,755
Net increase (decrease)	22,820,582	$418,389,640	28,569,472	$492,091,379

24

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Return of Capital	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$142,537,541	$78,298,153	$96,056,355	$6,698,690	$—	$—	$112,357,485
GMO Asset Allocation Bond Fund, Class VI	—	71,411,176	4,622,680	1,014,239	—	313,601	68,552,916
GMO Domestic Bond Fund, Class VI	50,663,671	—	150,000	1,035,144	17,700,752	2,921,246	37,840,849
GMO Emerging Country Debt Fund, Class IV	4,571,097	2,477,358	250,000	477,358	—	—	8,875,698
GMO Flexible Equities Fund, Class VI	23,107,183	17,374,005	2,150,000	1,165,210	—	—	46,041,138
GMO Inflation Indexed Plus Bond Fund, Class VI	18,670,080	8,525,016	150,000	909,389	585,229	—	31,566,819
GMO International Growth Equity Fund, Class IV	150,367,034	100,935,197	26,453,109	8,280,379	—	—	287,905,759
GMO International Intrinsic Value Fund, Class IV	142,927,020	102,296,006	24,158,109	7,594,217	—	—	286,060,774
GMO International Small Companies Fund, Class III	—	35,807,816	—	511,537	—	—	36,967,704
GMO Quality Fund, Class VI	349,870,292	224,961,329	27,314,840	10,681,962	—	—	691,556,972
GMO Special Situations Fund, Class VI	27,779,151	19,830,622	2,500,000	—	—	—	47,401,017
GMO Strategic Fixed Income Fund, Class VI	91,316,446	—	3,000,000	1,487,386	28,825,347	—	78,620,566
GMO U.S. Core Equity Fund, Class VI	49,793,872	8,694,439	2,700,000	1,277,932	—	—	75,200,697
GMO World Opportunity Overlay Fund	7,149,055	85,685	—	—	653,296	—	8,385,725
Totals	$1,058,752,442	$670,696,802	$189,505,093	$41,133,443	$47,764,624	$3,234,847	$1,817,334,119

25

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Opportunities Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Opportunities Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

27

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,046.80	$2.33
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

28

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 45.02% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 22.39% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2010, $1,116,184 or if determined to be different, the qualified interest income of such year.

29

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

30

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

31

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

32

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

33

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO Taiwan Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained by calling 1-617-346-7646 (collect).

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Taiwan Fund returned +64.8% for the fiscal year ended February 28, 2010, as compared with +72.6% for the MSCI Taiwan Index. The Fund was invested substantially in emerging markets equities tied economically to Taiwan.

Performance relative to the MSCI Taiwan Index was hurt by an overweight in the Telecommunications sector and by an underweight in the Financials sector. Stock selection in the Materials and Industrials sectors contributed to relative performance, while stock selection in the Information Technology and Financials sectors detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Taiwan Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.3%
Short-Term Investments	1.0
Other	(0.3)
100.0%
Industry Summary	% of Equity Investments
Electronic Equipment, Instruments & Components
Electronic Manufacturing Services	19.4%
Technology Distributors	4.0
Electronic Components	2.7
Electronic Equipment & Instruments	1.5
Computers & Peripherals	24.2
Semiconductors & Semiconductor Equipment	19.6
Commercial Banks	8.3
Chemicals	7.0
Diversified Telecommunication Services	4.3
Metals & Mining	3.6
Wireless Telecommunication Services	2.7
Leisure Equipment & Products	0.9
Marine	0.8
Real Estate Management & Development	0.6
Air Freight & Logistics	0.4
Internet & Catalog Retail	0.0
100.0%

1

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 99.3%
	Taiwan — 99.3%
508,000	Altek Corp	814,506
5,084	Arima Computer Corp * (a)	372
2,074,000	Asustek Computer Inc	3,657,799
390,800	Catcher Technology Co Ltd	797,410
2,466,394	Chi Mei Optoelectronics Corp *	1,693,012
2,952,000	China Petrochemical Development Corp. *	1,076,734
3,249,992	China Steel Corp	3,262,249
2,990,500	Chinatrust Financial Holding Co Ltd	1,621,423
291,000	Chong Hong Construction Co Ltd	523,223
2,105,931	Chunghwa Telecom Co Ltd	3,941,885
3,936,995	Compal Electronics Inc	5,642,747
415,390	Dimerco Express Taiwan Corp	401,472
1,225,000	Evergreen Marine Corp *	732,781
1,161,507	Far Eastone Telecommunications Co Ltd	1,383,897
4,068,000	First Financial Holding Co Ltd	2,186,630
931,063	Formosa Plastics Corp	2,008,231
3,890,000	HannStar Display Corp *	776,518
4,240,977	Hon Hai Precision Industry Co Ltd	16,794,670
322,366	HTC Corp	3,257,374
59,000	Largan Precision Co Ltd	760,149
1,388,639	Lite-On Technology Corp	1,787,399
154,723	MediaTek Inc	2,436,117
3,542,000	Mega Financial Holding Co Ltd	1,959,141
1,629,180	Nan Ya Plastics Corp	3,225,611
546,995	Novatek Microelectronics Corp Ltd	1,539,355
933,750	Powertech Technology Inc	3,174,306
17,000	Prodisc Technology Inc *	312
2,024,656	Quanta Computer Inc	4,132,874
99,000	RichTek Technology Corp	924,068
5,933	Star Travel Taiwan (a) (b)	2
1,100,900	Synnex Technology International Corp	2,320,048
5,347,022	Taishin Financial Holding Co Ltd *	1,799,334

See accompanying notes to the financial statements.

2

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)		Description	Value ($)
		Taiwan — continued
	557,539	Taiwan Mobile Co Ltd	1,044,814
	5,269,828	Taiwan Semiconductor Manufacturing Co Ltd	9,649,128
	1,202,789	Unimicron Technology Corp	1,344,469
	1,527,857	Wistron Corp	2,620,550
	779,000	WPG Holdings Co Ltd	1,255,896
	2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	926
		Total Taiwan	90,547,432
		TOTAL COMMON STOCKS (COST $82,445,452)	90,547,432
		SHORT-TERM INVESTMENTS — 1.0%
USD	868,596	Royal Bank of Scotland Time Deposit, 0.03%, due 03/01/10	868,596
		TOTAL SHORT-TERM INVESTMENTS (COST $868,596)	868,596
		TOTAL INVESTMENTS — 100.3% (Cost $83,314,048)	91,416,028
		Other Assets and Liabilities (net) — (0.3%)	(240,435)
		TOTAL NET ASSETS — 100.0%	$91,175,593

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Bankrupt issuer.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

3

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $83,314,048) (Note 2)	$91,416,028
Foreign currency, at value (cost $431,675) (Note 2)	431,880
Receivable for investments sold	362,633
Total assets	92,210,541
Liabilities:
Payable for investments purchased	780,152
Payable to affiliate for (Note 5):
Management fee	59,190
Shareholder service fee	10,961
Trustees and Chief Compliance Officer of GMO Trust fees	233
Accrued expenses	184,412
Total liabilities	1,034,948
Net assets	$91,175,593
Net assets consist of:
Paid-in capital	$113,176,471
Accumulated undistributed net investment income	875,531
Accumulated net realized loss	(30,978,177)
Net unrealized appreciation	8,101,768
$91,175,593
Net assets attributable to:
Class III shares	$91,175,593
Shares outstanding:
Class III	5,135,305
Net asset value per share:
Class III	$17.75

See accompanying notes to the financial statements.

4

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $1,026,859)	$3,499,114
Interest	2,450
Dividends from affiliated issuers (Note 10)	35
Total investment income	3,501,599
Expenses:
Management fee (Note 5)	979,422
Shareholder service fee – Class III (Note 5)	181,374
Custodian and fund accounting agent fees	331,617
Audit and tax fees	81,901
Transfer agent fees	27,048
Legal fees	11,148
Registration fees	3,808
Trustees fees and related expenses (Note 5)	2,327
Miscellaneous	9,603
Total expenses	1,628,248
Expense reductions (Note 2)	(83)
Net expenses	1,628,165
Net investment income (loss)	1,873,434
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	24,593,276
Foreign currency, forward contracts and foreign currency related transactions	68,001
Net realized gain (loss)	24,661,277
Change in net unrealized appreciation (depreciation) on:
Investments	35,933,928
Foreign currency, forward contracts and foreign currency related transactions	1,602
Net unrealized gain (loss)	35,935,530
Net realized and unrealized gain (loss)	60,596,807
Net increase (decrease) in net assets resulting from operations	$62,470,241

See accompanying notes to the financial statements.

5

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,873,434	$5,422,735
Net realized gain (loss)	24,661,277	(54,476,670)
Change in net unrealized appreciation (depreciation)	35,935,530	(38,083,635)
Net increase (decrease) in net assets from operations	62,470,241	(87,137,570)
Distributions to shareholders from:
Net investment income
Class III	(3,367,217)	(2,600,079)
Net realized gains
Class III	—	(7,935,155)
	(3,367,217)	(10,535,234)
Net share transactions (Note 9):
Class III	(68,529,947)	(22,811,861)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	426,456	301,595
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(68,103,491)	(22,510,266)
Total increase (decrease) in net assets	(9,000,467)	(120,183,070)
Net assets:
Beginning of period	100,176,060	220,359,130
End of period (including accumulated undistributed net investment income of $875,531 and $2,148,460, respectively)	$91,175,593	$100,176,060

See accompanying notes to the financial statements.

6

GMO Taiwan Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$11.06		$22.42		$30.98		$28.34	$26.79
Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.59		0.61		0.46	0.52
Net realized and unrealized gain (loss)	6.89	(a)	(10.80)		1.50		4.32	1.91
Total from investment operations	7.14		(10.21)		2.11		4.78	2.43
Less distributions to shareholders:
From net investment income	(0.45)		(0.30)		(0.85)		(0.39)	(0.59)
From net realized gains	—		(0.85)		(9.82)		(1.75)	(0.29)
Total distributions	(0.45)		(1.15)		(10.67)		(2.14)	(0.88)
Net asset value, end of period	$17.75		$11.06		$22.42		$30.98	$28.34
Total Return(b)	64.80%		(47.14)%		6.97	%(c)	17.12%	9.13%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$91,176		$100,176		$220,359		$316,887	$291,250
Net expenses to average daily net assets	1.35	%(d)	1.32	%(d)	1.29	%(d)	1.26%	1.28%
Net investment income (loss) to average daily net assets	1.55%		3.42%		1.98%		1.56%	1.95%
Portfolio turnover rate	106%		88%		94%		41%	31%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.06		$0.03		$0.06		$0.03	$0.04

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.

(b)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.

(c)  The effect of losses in the amount of $56,687, resulting from compliance violations and the Manager's reimbursement of such losses, had no effect on the total return.

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Taiwan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI Taiwan Index. The Fund typically makes equity investments in companies doing business in, or otherwise tied economically to, Taiwan. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to Taiwan. From time to time, the Fund may invest a significant portion of its assets in securities of issuers in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). The Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. If the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including options, futures, warrants, swap contracts and exchange-traded funds. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

As of October 30, 2009, the Fund registered its shares under the Securities Act of 1933.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which

8

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented less than 0.01% of net assets and are classified as using Level 3 inputs in the table below. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 99.31% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund deemed certain bankrupt securities to be near worthless.

9

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Taiwan	$—	$90,546,504	$928	$90,547,432
TOTAL COMMON STOCKS	—	90,546,504	928	90,547,432
Short-Term Investments	868,596	—	—	868,596
Total	$868,596	$90,546,504	$928	$91,416,028

The aggregate net value of the Fund's direct investments in securities using Level 3 inputs was less than 0.01% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Common Stocks
Taiwan	$1,320	$4,491	$—	$—	$(4,583)	$(300)	$928
Total	$1,320	$4,491	$—	$—	$(4,583)	$(300)	$928

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on

10

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on Taiwan-source interest and dividend income are withheld in accordance with applicable Taiwanese law.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, foreign currency transactions, post-October capital losses, and passive foreign investment company transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$3,367,217	$2,614,212
Net long-term capital gain	—	7,921,022
Total distributions	$3,367,217	$10,535,234

11

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$875,531
Other Tax Attributes:
Capital loss carryforwards	$(28,301,471)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(15,146,428)
2/28/2018	(13,155,043)
Total	$(28,301,471)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$85,990,755	$9,562,347	$(4,137,074)	$5,425,273

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally

12

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis. Taiwanese companies typically declare dividends in the third calendar quarter of each year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 28, 2010, the premium on cash purchases of Fund shares was 0.15% of the amount invested and the fee on cash redemptions was 0.45% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash

13

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, which tend to be more volatile than developed markets.

• Foreign Investor Licensing Risk — The Fund's ability to continue to invest directly in Taiwan is subject to the risk that the Manager's Qualified Foreign Institutional Investor ("QFII") license or the Fund's sub-account under the Manager's QFII may be terminated or suspended by the Securities and Futures

14

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Commission. If the license were terminated or suspended, the Fund could be required to liquidate or seek exposure to the Taiwanese market through the purchase of American Depositary and Global Depository Receipts, shares of other funds which are licensed to invest directly, or derivative instruments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in countries, regions, or industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it principally invests in investments tied economically to a single country.

Other principal risks of an investment in the Fund include Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), Liquidity Risk (difficulty in selling Fund investments), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

15

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying

16

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

17

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to

18

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 for an amount equal to the fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses, which include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $2,327 and $1,096, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

19

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $122,651,899 and $190,848,111, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, all of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

20

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,414,619	$22,313,972	2,164,635	$25,246,074
Shares issued to shareholders in reinvestment of distributions	202,585	3,367,217	646,035	10,535,234
Shares repurchased	(5,537,531)	(94,211,136)	(3,583,100)	(58,593,169)
Purchase premiums	—	25,853	—	37,926
Redemption fees	—	400,603	—	263,669
Net increase (decrease)	(3,920,327)	$(68,103,491)	(772,430)	$(22,510,266)

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$1,300,022	$1,300,000	$35	$—	$—
Totals	$—	$1,300,022	$1,300,000	$35	$—	$—

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

Subsequent to February 28, 2010, the Fund received redemption requests in the amount of $61,293,839.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Taiwan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

22

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.38%	$1,000.00	$1,080.90	$7.12
2) Hypothetical	1.38%	$1,000.00	$1,017.95	$6.90

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Taiwan Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $1,026,859 and recognized foreign source income of $4,525,973.

24

GMO Taiwan Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

25

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

26

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

27

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed International Equities Fund returned +43.6% for the fiscal year ended February 28, 2010, as compared with +54.6% for the MSCI EAFE Index. On an after-tax basis, the Fund returned +43.2% compared with the benchmark's +53.5% for the same period. The MSCI EAFE Index (after tax) is computed by GMO and is comprised of the returns of the MSCI EAFE Index adjusted by its tax cost. The Manager estimates the MSCI EAFE Index's after-tax return by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The Fund was invested substantially in international equity securities throughout the period.

Sector selection was negative relative to the benchmark for the fiscal year. Underweight exposure to Financial Services stocks, one of the top performing sectors, and overweight exposure to Health Care stocks, which lagged the market, were the primary detractors from relative performance. An underweight in Materials stocks, another top performing sector, also detracted from relative returns.

Stock selection was an additional overall negative factor for the fiscal year period. Poor selection within Consumer Staples, Utilities, and Materials were key detractors. Selection within Consumer Discretionary stocks contributed positively.

Country selection was also a negative factor for the year, primarily due to overweight exposure to Japan, which underperformed the market. Underweight exposure to Australia, one of the top performing countries over the fiscal period, also detracted from relative returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed International Equities Fund Class III Shares and the MSCI EAFE Index As of February 28, 2010

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
43.60%
2.48%
6.78%
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
2/29/00
$5,000,000
$9,639,095
$5,547,355
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO Tax-Managed International Equities Fund
MSCI EAFE Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.5%
Short-Term Investments	4.1
Options Purchased	0.2
Preferred Stocks	0.2
Written Options	0.0
Forward Currency Contracts	0.0
Futures Contracts	(0.1)
Other	0.1
100.0%
Country Summary	% of Equity Investments
Japan	26.3%
United Kingdom	21.0
France	9.4
Switzerland	6.5
Italy	6.3
Germany	4.3
Sweden	3.9
Australia	3.8
Spain	3.8
Singapore	3.0
Netherlands	2.1
Belgium	1.9
Hong Kong	1.7
Canada	1.5
Greece	0.8
Ireland	0.8
Denmark	0.7
Norway	0.7
Austria	0.6
Finland	0.4
New Zealand	0.4
Portugal	0.1
Malta	0.0
100.0%

1

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

Industry Group Summary	% of Equity Investments
Banks	16.0%
Pharmaceuticals, Biotechnology & Life Sciences	12.9
Energy	9.7
Materials	9.4
Capital Goods	7.0
Food, Beverage & Tobacco	4.8
Telecommunication Services	4.7
Automobiles & Components	4.4
Retailing	4.2
Utilities	3.3
Diversified Financials	3.2
Technology Hardware & Equipment	3.1
Consumer Durables & Apparel	2.6
Food & Staples Retailing	2.0
Semiconductors & Semiconductor Equipment	1.6
Real Estate	1.6
Insurance	1.6
Household & Personal Products	1.5
Software & Services	1.5
Transportation	1.4
Media	1.3
Health Care Equipment & Services	1.2
Consumer Services	0.5
Commercial & Professional Services	0.5
100.0%

2

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%
	Australia — 3.6%
92,672	Australia and New Zealand Banking Group Ltd	1,917,898
301,186	BlueScope Steel Ltd	652,489
95,243	Commonwealth Bank of Australia	4,590,537
40,654	Foster's Group Ltd	195,990
649,215	Goodman Group (REIT)	347,802
1,718,063	GPT Group (REIT)	882,270
51,751	Macquarie Atlas Roads Group *	37,335
24,255	Macquarie Group Ltd	981,555
258,757	Macquarie Infrastructure Group	259,578
1,846,894	Macquarie Office Trust (REIT)	462,340
302,836	Mirvac Group (REIT)	413,327
62,291	National Australia Bank Ltd	1,419,325
249,299	Qantas Airways Ltd	588,009
5,784	Rio Tinto Ltd	365,299
381,031	Stockland (REIT)	1,381,281
189,805	Suncorp-Metway Ltd	1,451,183
56,959	TABCORP Holdings Ltd	344,830
301,138	Telstra Corp Ltd	800,254
49,647	Woodside Petroleum Ltd	1,931,056
30,433	Woolworths Ltd	731,294
	Total Australia	19,753,652
	Austria — 0.6%
30,324	Erste Group Bank AG	1,141,430
88,088	Immofinanz AG *	286,575
39,516	OMV AG	1,463,142
8,109	Voestalpine AG	285,499
	Total Austria	3,176,646
	Belgium — 1.8%
60,386	Anheuser-Busch InBev NV	3,015,508
28,156	Belgacom SA	1,054,478

See accompanying notes to the financial statements.

3

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Belgium — continued
5,152	Colruyt SA	1,286,174
14,116	Delhaize Group	1,090,811
119,869	Dexia SA *	648,069
424,763	Fortis *	1,451,050
30,744	KBC Groep NV *	1,390,354
2,616	Mobistar SA	154,746
	Total Belgium	10,091,190
	Canada — 1.5%
20,800	Bank of Montreal	1,107,014
24,700	EnCana Corp	809,640
16,900	Magna International Inc Class A	963,695
9,900	National Bank of Canada	566,884
18,600	Royal Bank of Canada	1,004,244
19,800	Sun Life Financial Inc	564,531
42,800	Teck Resources Ltd Class B *	1,574,187
21,300	Toronto-Dominion Bank (The)	1,361,160
	Total Canada	7,951,355
	Denmark — 0.6%
48,391	Danske Bank A/S *	1,100,155
34,338	Novo-Nordisk A/S Class B	2,437,081
	Total Denmark	3,537,236
	Finland — 0.4%
73,743	Nokia Oyj	995,840
19,800	Rautaruukki Oyj	373,102
21,451	Sampo Oyj Class A	519,833
19,239	Tieto Oyj	432,343
	Total Finland	2,321,118
	France — 9.0%
6,742	Air Liquide SA	804,879
121,346	Alcatel-Lucent *	368,860

See accompanying notes to the financial statements.

4

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	France — continued
37,595	ArcelorMittal	1,434,599
99,312	BNP Paribas	7,174,950
3,285	Bongrain SA *	241,239
8,940	Carrefour SA	412,258
9,357	Casino Guichard-Perrachon SA	751,778
19,251	Compagnie de Saint-Gobain	903,608
12,581	Dassault Systemes SA	724,798
26,246	Essilor International SA	1,580,531
1,804	Esso SAF	225,034
6,641	Eutelsat Communications	220,430
36,249	France Telecom SA	847,996
11,924	GDF Suez	437,018
16,002	GDF Suez VVPR Strip *	22
7,719	Hermes International	1,037,905
1,574	Iliad SA	166,828
10,797	L'Oreal SA	1,116,845
7,859	Lafarge SA	509,466
4,295	Lagardere SCA	156,731
5,550	Nexans SA	391,222
4,045	NYSE Euronext	105,753
42,085	Peugeot SA *	1,109,671
10,826	PPR	1,240,674
11,924	Publicis Groupe SA	469,550
41,546	Renault SA *	1,706,515
47,366	Rhodia SA *	900,846
147,269	Sanofi-Aventis	10,748,030
3,872	Schneider Electric SA	413,670
8,149	SES SA	197,213
33,946	Silicon-On-Insulator Technologies *	444,825
67,478	Societe Generale	3,708,610
41,973	STMicroelectronics NV	363,833
231,323	Technicolor *	306,732
20,944	Technip SA	1,489,975
92,364	Total SA	5,146,761

See accompanying notes to the financial statements.

5

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	France — continued
1,819	Vallourec SA	346,675
44,598	Vivendi SA	1,122,140
	Total France	49,328,470
	Germany — 3.8%
15,148	Adidas AG	750,336
22,186	Aixtron AG	651,136
16,187	Aurubis AG	747,544
44,447	BASF AG	2,496,000
17,975	Bayerische Motoren Werke AG	728,618
4,243	Bayer AG	281,185
5,547	Beiersdorf AG	340,006
26,816	Deutsche Bank AG (Registered)	1,702,926
33,773	Deutsche Post AG (Registered)	549,252
28,823	Deutsche Telekom AG (Registered)	371,088
23,947	E.ON AG	852,171
7,876	Gildemeister AG	101,634
26,515	Hannover Rueckversicherung AG (Registered) *	1,187,104
9,679	Heidelberger Druckmaschinen AG *	67,199
230,544	Infineon Technologies AG *	1,257,638
28,202	Kloeckner & Co AG *	655,116
17,999	MTU Aero Engines Holding AG	911,720
2,340	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	361,908
6,226	RWE AG	527,268
17,623	Salzgitter AG	1,554,039
58,895	SAP AG	2,627,464
6,911	Software AG	798,366
37,961	Suedzucker AG	881,413
14,289	ThyssenKrupp AG	452,270
1,846	Vossloh AG	181,182
	Total Germany	21,034,583
	Greece — 0.8%
62,080	Alpha Bank A.E. *	586,698
34,971	EFG Eurobank Ergasias *	279,018

See accompanying notes to the financial statements.

6

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Greece — continued
94,890	National Bank of Greece SA *	1,788,693
63,941	OPAP SA	1,318,803
20,009	Public Power Corp SA *	301,113
	Total Greece	4,274,325
	Hong Kong — 1.6%
544,500	BOC Hong Kong Holdings Ltd	1,225,697
377,400	CLP Holdings Ltd	2,607,597
160,365	Esprit Holdings Ltd	1,145,872
285,500	Hong Kong Electric Holdings Ltd	1,601,444
45,700	Hong Kong Exchanges & Clearing Ltd	764,974
715,000	Pacific Basin Shipping Ltd	570,467
43,000	Swire Pacific Ltd	480,684
111,000	Yue Yuen Industrial Holdings	329,526
	Total Hong Kong	8,726,261
	Ireland — 0.8%
169,323	C&C Group Plc	624,825
80,660	CRH Plc	1,838,316
27,373	DCC Plc	716,718
70,494	Irish Life & Permanent Group Holdings Plc *	263,861
28,879	Kerry Group Plc Class A	914,348
	Total Ireland	4,358,068
	Italy — 6.0%
27,884	Ansaldo STS SPA	537,406
21,421	Atlantia SPA	494,504
34,414	Azimut Holding SPA	396,656
494,223	Banca Monte dei Paschi di Siena SPA	731,819
90,968	Bulgari SPA	703,886
805,185	Enel SPA	4,368,654
386,238	ENI SPA	8,717,013
57,923	Fiat SPA *	609,670
76,707	Maire Tecnimont SPA	238,356

See accompanying notes to the financial statements.

7

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Italy — continued
223,415	Mediaset SPA	1,692,350
60,101	Mediobanca SPA *	635,033
104,825	Milano Assicurazioni SPA	279,107
355,006	Parmalat SPA	896,364
37,248	Saipem SPA	1,233,304
250,459	Snam Rete Gas SPA	1,185,711
870,316	Telecom Italia SPA	1,239,716
1,117,630	Telecom Italia SPA-Di RISP	1,186,189
36,738	Tenaris SA	764,339
266,586	Terna SPA	1,095,961
2,363,894	UniCredit SPA *	5,974,266
	Total Italy	32,980,304
	Japan — 25.2%
5,200	ABC-Mart Inc	171,826
26,300	Advantest Corp	621,326
139,850	Aiful Corp	209,638
42,100	Aisin Seiki Co Ltd	1,102,450
13,000	Asahi Breweries Ltd	249,169
165,000	Asahi Glass Co Ltd	1,643,449
181,000	Asahi Kasei Corp	941,298
63,800	Astellas Pharma Inc	2,400,480
17,200	Canon Inc	713,695
205,000	Cosmo Oil Co Ltd	486,477
246	CyberAgent Inc	446,903
56,350	Daiei Inc *	186,634
184,000	Daikyo Inc *	337,730
29,600	Daito Trust Construction Co Ltd	1,446,941
67,000	Daiwa Securities Group Inc	329,975
132,000	Denki Kagaku Kogyo K K	532,253
38,200	Denso Corp	1,032,452
8,700	Disco Corp	477,433
20,700	Don Quijote Co Ltd	524,113
170,000	Dowa Holdings Co Ltd	959,245

See accompanying notes to the financial statements.

8

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
197,000	Ebara Corp *	936,921
29,900	Eisai Co Ltd	1,165,305
22,600	Electric Power Development Co Ltd	757,343
65,300	Elpida Memory Inc *	1,161,854
16,000	Fast Retailing Co Ltd	2,690,268
23,500	FujiFilm Holdings Corp	744,619
73,000	Fujikura Ltd	386,053
234,000	Fujitsu Ltd	1,517,228
157,000	Fuji Heavy Industries Ltd *	712,419
23,500	Fuji Oil Co Ltd	366,017
92,000	Hanwa Co Ltd	365,440
29,100	Hitachi Construction Machinery Co Ltd	594,164
108,300	Honda Motor Co Ltd	3,745,960
30,800	Hosiden Corp	370,878
31,900	Ibiden Co Ltd	1,071,529
85	INPEX Corp	620,015
76,000	Iseki & Co Ltd *	221,020
209,000	Itochu Corp	1,681,537
30,700	JFE Holdings Inc	1,139,400
16,300	K's Holdings Corp	479,878
322,000	Kajima Corp	752,179
56	Kakaku.com Inc	219,331
71,000	Kamigumi Co Ltd	553,534
100,000	Kao Corp	2,551,421
163,000	Kawasaki Kisen Kaisha Ltd *	589,560
171	KDDI Corp	911,316
187,000	Kobe Steel Ltd *	339,947
83,100	Komatsu Ltd	1,663,688
5,200	Kyocera Corp	462,282
17,000	Kyudenko Corp	100,086
7,700	Lawson Inc	336,519
127,600	Leopalace21 Corp *	613,073
231,000	Marubeni Corp	1,378,307
414,000	Mazda Motor Corp *	1,084,000

See accompanying notes to the financial statements.

9

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
213,000	Mitsubishi Chemical Holdings Corp	964,561
122,900	Mitsubishi Corp	3,065,611
142,000	Mitsubishi Electric Corp *	1,162,230
366,300	Mitsubishi UFJ Financial Group Inc	1,865,752
20,350	Mitsubishi UFJ Lease & Finance Co Ltd	701,009
41,100	Mitsui & Co Ltd	636,996
356,000	Mitsui Mining & Smelting Co Ltd *	975,348
217,000	Mitsui OSK Lines Ltd	1,397,589
1,665,400	Mizuho Financial Group Inc	3,231,365
19,500	Murata Manufacturing Co Ltd	1,034,005
21,000	Nagase & Co	243,723
178	Net One Systems Co Ltd	186,643
19,000	NGK Insulators Ltd	408,757
16,400	Nidec Corp	1,594,454
4,200	Nintendo Co Ltd	1,143,931
19,000	Nippon Corp	149,448
72,000	Nippon Electric Glass Co Ltd	932,576
444,500	Nippon Mining Holdings Inc	2,212,975
350,000	Nippon Oil Corp	1,872,422
53,200	Nippon Telegraph & Telephone Corp	2,320,010
115,000	Nippon Yakin Koguo Co Ltd	341,415
228,000	Nippon Yusen KK	825,122
759,600	Nissan Motor Co Ltd *	6,006,951
94,000	Nisshinbo Holdings Inc	917,277
9,550	Nitori Co Ltd	766,896
27,300	Nitto Denko Corp	1,001,957
60,900	Nomura Holdings Inc	448,390
1,712	NTT Docomo Inc	2,643,925
111,000	Obayashi Corp	428,855
19,100	Olympus Corp	587,980
12,000	Ono Pharmaceutical Co Ltd	553,315
2,100	Oriental Land Co Ltd	150,275
31,020	ORIX Corp	2,376,890
368,000	Osaka Gas Co Ltd	1,334,393

See accompanying notes to the financial statements.

10

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
180,000	Pacific Metals Co Ltd	1,314,590
10,440	Point Inc	646,276
98,300	Resona Holdings Inc	1,186,544
103,400	Ricoh Company Ltd	1,429,207
7,300	Rohm Co Ltd	497,560
15,200	Ryohin Keikaku Co Ltd	636,445
9,700	Ryosan Co	230,048
32,800	Sankyo Co Ltd	1,582,143
1,097	SBI Holdings Inc	195,280
81,500	Sega Sammy Holdings Inc	1,004,212
155,700	Seven & I Holdings Co Ltd	3,509,113
101,000	Sharp Corp	1,168,715
4,600	Shimamura Co Ltd	400,554
15,700	Shin-Etsu Chemical Co Ltd	842,858
36,900	SoftBank Corp	964,452
437,100	Sojitz Corp	774,821
47,900	SUMCO Corp *	865,355
149,600	Sumitomo Corp	1,626,305
127,400	Sumitomo Electric Industries Ltd	1,529,874
110,000	Sumitomo Metal Mining Co Ltd	1,563,161
305,423	Sumitomo Trust & Banking Co Ltd	1,722,796
34,200	Suzuki Motor Corp	727,315
332,000	Taisei Corp	686,811
32,000	Taisho Pharmaceutical Co Ltd	551,905
71,000	Taiyo Yuden Co Ltd	979,404
102,000	Takeda Pharmaceutical Co Ltd	4,620,703
13,900	TDK Corp	855,180
10,800	Terumo Corp	584,571
23,800	Tokyo Electron Ltd	1,467,670
112,000	Tokyo Gas Co Ltd	488,081
96,500	Tokyo Steel Manufacturing Co	1,067,949
165,000	Tokyo Tatemono Co Ltd	579,012
69,000	TonenGeneral Sekiyu KK	562,565
507,000	Toshiba Corp *	2,536,070

See accompanying notes to the financial statements.

11

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Japan — continued
150,000	Tosoh Corp	358,140
52,500	Toyota Motor Corp	1,965,148
68,600	Toyota Tsusho Corp	983,461
10,900	Ulvac Inc	265,813
6,900	Unicharm Corp	661,239
92,000	UNY Co Ltd	719,802
7,780	USS Co Ltd	504,264
1,632	Yahoo Japan Corp	610,851
3,560	Yamada Denki Co Ltd	248,222
64,500	Yamaha Motor Co Ltd *	856,346
	Total Japan	138,150,455
	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—
	Netherlands — 2.0%
131,987	Aegon NV *	831,067
17,164	ASML Holding NV	528,092
17,529	CSM	465,537
43,506	Heineken NV	2,132,062
454,391	ING Groep NV *	4,050,426
45,372	Koninklijke Ahold NV	554,894
29,921	Koninklijke DSM NV	1,249,643
21,588	Koninklijke Philips Electronics NV	631,242
18,561	Unilever NV	557,982
	Total Netherlands	11,000,945
	New Zealand — 0.4%
165,129	Fletcher Building Ltd	912,527
658,907	Telecom Corp of New Zealand	1,071,990
	Total New Zealand	1,984,517
	Norway — 0.7%
118,600	DnB NOR ASA *	1,289,245
15,144	Frontline Ltd	407,173

See accompanying notes to the financial statements.

12

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Norway — continued
44,150	Seadrill Ltd	1,016,038
37,800	Telenor ASA *	477,759
6,400	TGS Nopec Geophysical Co ASA *	122,638
9,050	Yara International ASA	372,809
	Total Norway	3,685,662
	Portugal — 0.1%
51,745	Portugal Telecom SGPS SA	546,061
	Singapore — 2.9%
718,000	CapitaCommercial Trust (REIT)	551,258
61,000	DBS Group Holdings Ltd	606,717
354,000	Ezra Holdings Ltd	563,537
4,241,000	Golden Agri-Resources Ltd *	1,597,346
409,000	Indofood Agri Resources Ltd *	619,395
118,000	Keppel Corp Ltd	705,962
747,500	Neptune Orient Lines Ltd	946,065
411,000	Noble Group Ltd	926,252
178,000	Oversea-Chinese Banking Corp Ltd	1,073,716
448,000	SembCorp Marine Ltd	1,180,861
186,000	Singapore Exchange Ltd	1,019,503
373,000	Singapore Press Holdings Ltd	983,684
939,670	Singapore Telecommunications	2,037,016
702,000	Suntec Real Estate Investment Trust (REIT)	648,510
186,000	Swiber Holdings Ltd *	140,182
83,000	United Overseas Bank Ltd	1,099,100
76,000	Venture Corp Ltd	455,952
159,000	Wilmar International Ltd	734,082
	Total Singapore	15,889,138
	Spain — 3.6%
308,423	Banco Bilbao Vizcaya Argentaria SA	3,999,725
89,019	Banco Popular Espanol SA	588,767
859,148	Banco Santander SA	11,169,959

See accompanying notes to the financial statements.

13

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Spain — continued
22,039	Inditex SA	1,298,699
90,534	Repsol YPF SA	2,049,133
26,324	Telefonica SA	617,310
	Total Spain	19,723,593
	Sweden — 3.8%
45,240	Assa Abloy AB Class B	849,117
56,021	Atlas Copco AB Class A	792,840
185,969	Boliden AB	2,274,663
52,739	Electrolux AB Series B *	1,122,401
73,069	Hennes & Mauritz AB Class B	4,432,648
224,973	Nordea Bank AB	2,194,972
100,375	Sandvik AB	1,081,220
215,864	Skandinaviska Enskilda Banken AB Class A *	1,303,685
31,743	Skanska AB Class B	524,679
42,612	SKF AB Class B	673,093
53,470	Svenska Cellulosa AB Class B	790,262
68,546	Svenska Handelsbanken AB Class A	1,870,728
186,906	Swedbank AB Class A *	1,782,801
25,856	Swedish Match AB	588,738
16,827	Tele2 AB Class B	250,040
	Total Sweden	20,531,887
	Switzerland — 6.3%
6,248	Actelion Ltd (Registered) *	318,167
2,523	Bobst Group AG (Registered) *	87,690
51,153	Compagnie Financiere Richemont SA Class A	1,726,258
54,288	Credit Suisse Group AG (Registered)	2,416,948
114,079	Nestle SA (Registered)	5,678,866
229,769	Novartis AG (Registered)	12,731,318
43,459	Roche Holding AG (Non Voting)	7,260,671
6,641	Swatch Group AG	1,847,221
1,760	Swisscom AG (Registered)	604,598
13,745	Synthes Inc	1,640,170
	Total Switzerland	34,311,907

See accompanying notes to the financial statements.

14

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — 20.0%
47,044	3i Group Plc	188,918
79,832	Amlin Plc	481,171
111,095	Anglo American Plc *	4,049,448
94,962	Antofagasta Plc	1,280,737
236,397	AstraZeneca Plc	10,441,625
17,549	Autonomy Corp Plc *	409,790
479,238	Barclays Plc	2,290,219
168,679	BG Group Plc	2,948,238
25,299	BHP Billiton Plc	776,633
142,163	BP Plc	1,252,576
35,128	British American Tobacco Plc	1,194,377
536,129	BT Group Plc	940,237
126,276	Burberry Group Plc	1,204,768
85,803	Cable & Wireless Plc	178,511
64,189	Capita Group Plc	701,772
149,340	Centrica Plc	637,472
197,295	Cobham Plc	726,655
128,637	Diageo Plc	2,096,220
46,777	Drax Group Plc	285,174
1,342,512	DSG International Plc *	629,535
49,924	Eurasian Natural Resources Corp	782,817
99,270	Experian Plc	919,037
774,361	GlaxoSmithKline Plc	14,316,366
319,032	Home Retail Group Plc	1,241,487
310,974	HSBC Holdings Plc	3,411,469
10,148	Imperial Tobacco Group Plc	316,703
616,894	Inchcape Plc *	239,214
26,347	Intertek Group Plc	515,084
86,979	J Sainsbury Plc	438,475
78,410	Kazakhmys Plc *	1,603,914
306,735	Kingfisher Plc	1,006,197
1,474,738	Lloyds Banking Group Plc *	1,180,607
135,979	Marks & Spencer Group Plc	684,772
71,343	Next Plc	2,040,445

See accompanying notes to the financial statements.

15

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	United Kingdom — continued
326,148	Old Mutual Plc *	564,257
54,249	Pearson Plc	756,210
35,724	Petrofac Ltd	559,679
42,347	Prudential Plc	390,232
203,871	Punch Taverns Plc *	239,209
42,562	Reckitt Benckiser Group Plc	2,240,702
95,216	Reed Elsevier Plc	713,392
204,910	Rentokil Initial Plc *	402,780
61,976	Rio Tinto Plc	3,200,476
188,582	Royal Dutch Shell Group Class A (Amsterdam)	5,151,745
127,690	Royal Dutch Shell Plc A Shares (London)	3,486,845
172,455	Royal Dutch Shell Plc B Shares (London)	4,517,489
50,719	SABMiller Plc	1,330,654
156,433	Sage Group Plc (The)	565,101
63,769	Scottish & Southern Energy Plc	1,089,413
21,551	Signet Jewelers Ltd *	621,022
128,530	Smith & Nephew Plc	1,320,851
29,186	SSL International Plc	328,904
174,810	Standard Chartered Plc	4,166,439
133,791	Tesco Plc	856,704
94,798	Travis Perkins Plc *	966,231
46,084	Tullow Oil Plc	836,424
17,476	Unilever Plc	513,897
30,333	Vedanta Resources Plc	1,179,311
2,466,823	Vodafone Group Plc	5,330,432
253,927	William Hill Plc	756,457
62,961	Wolseley Plc *	1,486,213
265,729	Xstrata Plc *	4,176,810
	Total United Kingdom	109,158,542
	TOTAL COMMON STOCKS (COST $488,451,965)	522,515,915

See accompanying notes to the financial statements.

16

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 0.2%
		Germany — 0.2%
	15,994	Henkel AG & Co KGaA 1.37%	823,766
	10,106	Porsche Automobil Holding SE, 0.13%	507,105
		Total Germany	1,330,871
		TOTAL PREFERRED STOCKS (COST $1,425,048)	1,330,871
		OPTIONS PURCHASED — 0.2%
		United Kingdom — 0.2%
GBP	1,047,916	Barclays PLC Call, Expires 09/17/2010, Strike 280.00	903,484
		TOTAL OPTIONS PURCHASED (COST $655,765)	903,484
		SHORT-TERM INVESTMENTS — 4.1%
AUD	104,188	Australia and New Zealand Banking Group Ltd. Time Deposit, 2.93%, due 03/01/10	93,301
EUR	2,198,044	Banco Santander Time Deposit, 0.04%, due 03/01/10	2,999,670
USD	3,000,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.03%, due 03/01/10	3,000,000
JPY	2,915,900	Barclays Time Deposit, 0.01%, due 03/01/10	32,813
EUR	2,198,044	BNP Paribas Time Deposit, 0.04%, due 03/01/10	2,999,670
NZD	14,514	Brown Brothers Harriman Time Deposit, 1.75%, due 03/01/10	10,135
CHF	10,738	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,010
NOK	59,278	Brown Brothers Harriman Time Deposit, 0.99%, due 03/01/10	10,030
DKK	54,030	Brown Brothers Harriman Time Deposit, 0.15%, due 03/01/10	9,907
HKD	77,713	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,010
SEK	74,545	Brown Brothers Harriman Time Deposit, 0.01%, due 03/01/10	10,481
GBP	11,711	Brown Brothers Harriman Time Deposit, 0.06%, due 03/01/10	17,829
SGD	46,996	Citibank Time Deposit, 0.01%, due 03/01/10	33,432
CAD	34,058	Citibank Time Deposit, 0.05%, due 03/01/10	32,223
USD	3,000,000	DnB Nor Bank Time Deposit, 0.03%, due 03/01/10	3,000,000
EUR	1,496,867	HSBC Bank (London) Time Deposit, 0.04%, due 03/01/10	2,042,774

See accompanying notes to the financial statements.

17

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value		Description	Value ($)
USD	713,395	Nordea Bank Norge ASA Time Deposit, 0.03%, due 03/01/10	713,395
EUR	2,198,044	Societe Generale Time Deposit, 0.04%, due 03/01/10	2,999,670
USD	4,336,000	U.S. Treasury Bill, 0.18%, due 09/23/10 (a)	4,331,534
		TOTAL SHORT-TERM INVESTMENTS (COST $22,356,841)	22,356,884
		TOTAL INVESTMENTS — 100.0% (Cost $512,889,619)	547,107,154
		Other Assets and Liabilities — 0.00%	71,252
		TOTAL NET ASSETS — 100.0%	$547,178,406

See accompanying notes to the financial statements.

18

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/23/10	GBP	2,874,517	$4,381,399	$(117,049)

†  Fund buys foreign currency; sells USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4	Amsterdam Exchanges	March 2010	$346,563	$(5,546)
27	CAC 40	March 2010	1,362,007	(15,125)
5	DAX	March 2010	951,899	(17,000)
27	FTSE 100	March 2010	2,199,061	11,362
5	FTSE/MIB	March 2010	717,453	(17,803)
1	Hang Seng	March 2010	132,242	2,709
4	IBEX 35	March 2010	562,477	(12,521)
40	MSCI EAFE	March 2010	2,994,000	(255,305)
5	MSCI Singapore	March 2010	235,034	197
29	OMXS 30	March 2010	386,411	(335)
4	SPI 200	March 2010	411,763	(1,027)
22	TOPIX	March 2010	2,203,707	2,345
			$12,502,617	$(308,049)

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
PUT	1,047,916	09/17/2010	GBP	Barclays PLC, Strike 240.00	$(491,823)	$(236,268)

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

19

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

20

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $512,889,619) (Note 2)	$547,107,154
Foreign currency, at value (cost $233,201) (Note 2)	205,801
Dividends receivable	1,279,184
Foreign taxes receivable	44,095
Receivable for collateral on open futures contracts (Note 4)	659,367
Receivable for expenses reimbursed by Manager (Note 5)	62,244
Total assets	549,357,845
Liabilities:
Payable for Fund shares repurchased	1,323,238
Payable to affiliate for (Note 5):
Management fee	208,947
Shareholder service fee	62,684
Trustees and Chief Compliance Officer of GMO Trust fees	1,070
Payable for variation margin on open futures contracts (Note 4)	11,634
Unrealized depreciation on open forward currency contracts (Note 4)	117,049
Written options outstanding, at value (premiums $491,823) (Note 4)	236,268
Accrued expenses	218,549
Total liabilities	2,179,439
Net assets	$547,178,406
Net assets consist of:
Paid-in capital	$635,854,926
Distributions in excess of net investment income	(2,405,751)
Accumulated net realized loss	(120,276,837)
Net unrealized appreciation	34,006,068
$547,178,406
Net assets attributable to:
Class III shares	$547,178,406
Shares outstanding:
Class III	42,203,413
Net asset value per share:
Class III	$12.97

See accompanying notes to the financial statements.

21

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $1,275,686)	$14,594,795
Interest	16,075
Total investment income	14,610,870
Expenses:
Management fee (Note 5)	2,676,033
Shareholder service fee – Class III (Note 5)	802,810
Custodian and fund accounting agent fees	346,968
Audit and tax fees	81,484
Transfer agent fees	32,716
Legal fees	27,120
Trustees fees and related expenses (Note 5)	9,679
Registration fees	3,229
Miscellaneous	16,485
Total expenses	3,996,524
Fees and expenses reimbursed by Manager (Note 5)	(499,462)
Expense reductions (Note 2)	(382)
Net expenses	3,496,680
Net investment income (loss)	11,114,190
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(73,653,758)
Closed futures contracts	(433,321)
Foreign currency, forward contracts and foreign currency related transactions	138,356
Net realized gain (loss)	(73,948,723)
Change in net unrealized appreciation (depreciation) on:
Investments	237,946,839
Open futures contracts	305,970
Written options	255,555
Foreign currency, forward contracts and foreign currency related transactions	178,573
Net unrealized gain (loss)	238,686,937
Net realized and unrealized gain (loss)	164,738,214
Net increase (decrease) in net assets resulting from operations	$175,852,404

See accompanying notes to the financial statements.

22

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$11,114,190	$24,126,859
Net realized gain (loss)	(73,948,723)	(41,865,325)
Change in net unrealized appreciation (depreciation)	238,686,937	(401,368,403)
Net increase (decrease) in net assets from operations	175,852,404	(419,106,869)
Distributions to shareholders from:
Net investment income
Class III	(15,061,272)	(24,318,799)
Net realized gains
Class III	—	(25,255,573)
	(15,061,272)	(49,574,372)
Net share transactions (Note 9):
Class III	(27,636,783)	(209,640,633)
Total increase (decrease) in net assets	133,154,349	(678,321,874)
Net assets:
Beginning of period	414,024,057	1,092,345,931
End of period (including distributions in excess of net investment income of $2,405,751 and accumulated undistributed net investment income of $1,553,637, respectively)	$547,178,406	$414,024,057

See accompanying notes to the financial statements.

23

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$9.28		$18.73		$20.76		$18.31	$15.78
Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.48		0.51		0.36	0.35
Net realized and unrealized gain (loss)	3.80		(8.92)		0.20	(a)	3.28	2.77
Total from investment operations	4.06		(8.44)		0.71		3.64	3.12
Less distributions to shareholders:
From net investment income	(0.37)		(0.49)		(0.57)		(0.40)	(0.31)
From net realized gains	—		(0.52)		(2.17)		(0.79)	(0.28)
Total distributions	(0.37)		(1.01)		(2.74)		(1.19)	(0.59)
Net asset value, end of period	$12.97		$9.28		$18.73		$20.76	$18.31
Total Return(b)	43.60%		(46.71)%		2.28%		20.33%	20.04%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$547,178		$414,024		$1,092,346		$1,105,264	$829,583
Net expenses to average daily net assets	0.65	%(c)	0.67	%(c)	0.69	%(c)	0.69%	0.69%
Net investment income (loss) to average daily net assets	2.08%		3.09%		2.33%		1.83%	2.10%
Portfolio turnover rate	49%		67%		41%		34%	39%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.11%		0.09%		0.08%	0.10%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions (Note 2).

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Tax-Managed International Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its investment objective by outperforming its benchmark, the MSCI EAFE Index (after tax), which is computed by GMO by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far East) by its tax cost. The Fund typically makes equity investments in companies tied economically to countries other than the U.S. The Manager uses quantitative models integrated with tax management techniques to provide broad exposure to the international equity markets to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund may make investments in emerging countries, but these investments generally will represent 15% or less of the Fund's total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager

25

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 94.03% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: (i) fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund's daily NAV calculation or (ii) quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

26

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$37,335	$19,716,317		$—	$19,753,652
Austria	—	3,176,646		—	3,176,646
Belgium	—	10,091,190		—	10,091,190
Canada	7,951,355	—		—	7,951,355
Denmark	—	3,537,236		—	3,537,236
Finland	—	2,321,118		—	2,321,118
France	—	49,328,470		—	49,328,470
Germany	—	21,034,583		—	21,034,583
Greece	—	4,274,325		—	4,274,325
Hong Kong	—	8,726,261		—	8,726,261
Ireland	263,861	4,094,207		—	4,358,068
Italy	—	32,980,304		—	32,980,304
Japan	—	138,150,455		—	138,150,455
Malta	—	0	*	—	0
Netherlands	—	11,000,945		—	11,000,945
New Zealand	1,071,990	912,527		—	1,984,517
Norway	—	3,685,662		—	3,685,662
Portugal	—	546,061		—	546,061
Singapore	—	15,889,138		—	15,889,138
Spain	—	19,723,593		—	19,723,593
Sweden	—	20,531,887		—	20,531,887
Switzerland	—	34,311,907		—	34,311,907
United Kingdom	—	109,158,542		—	109,158,542
TOTAL COMMON STOCKS	9,324,541	513,191,374		—	522,515,915
Preferred Stocks
Germany	—	1,330,871		—	1,330,871
TOTAL PREFERRED STOCKS	—	1,330,871		—	1,330,871

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Options Purchased
United Kingdom	$—	$903,484	$—	$903,484
TOTAL OPTIONS PURCHASED	—	903,484	—	903,484
Short-Term Investments	22,356,884	—	—	22,356,884
Total Investments	31,681,425	515,425,729	—	547,107,154
Derivatives
Futures Contracts	—	16,613	—	16,613
Total Derivatives	—	16,613	—	16,613
Total	$31,681,425	$515,442,342	$—	$547,123,767

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(117,049)	$—	$(117,049)
Futures Contracts	(255,305)	(69,357)	—	(324,662)
Written Options	—	(236,268)	—	(236,268)
Total Derivatives	(255,305)	(422,674)	—	(677,979)
Total	$(255,305)	$(422,674)	$—	$(677,979)

*  Represents the interest in securities that have no value at February 28, 2010.

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

28

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary

29

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, passive foreign investment company transactions, losses on wash sale transactions post-October capital losses, and capital loss carryforwards.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$15,061,272	$24,411,318
Net long-term capital gain	—	25,163,054
Total distributions	$15,061,272	$49,574,372

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(119,015,220)
Post-October currency loss deferral	$(77,676)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(119,015,220)
Total	$(119,015,220)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$516,709,008	$55,661,066	$(25,262,920)	$30,398,146

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's custodian and fund accounting agent. State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent. BBH's and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. There can be no assurance that the Fund's tax management strategies will be effective, and an investor may incur tax liabilities that exceed

31

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

their economic return. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

32

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for

33

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a

34

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rates, adjust exposure to foreign currencies and maintain the diversity and liquidity of the portfolio. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on

35

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. During the year ended February 28, 2010, the Fund used futures contracts to enhance potential gain and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to enhance potential gain. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2010, the Fund used written option contracts to enhance potential return. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

36

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

For the year ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	$—	—	$—
Options written	(1,047,916)	—	(491,823)	—	—	—
Options exercised
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—
Outstanding, end of year	$(1,047,916)	—	$(491,823)	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in

37

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

38

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$—	$—	$—	$903,484	$—	$903,484
Unrealized appreciation on futures contracts*	—	—	—	16,613	—	16,613
Total	$—	$—	$—	$920,097	$—	$920,097
Liabilities:
Written options outstanding	$—	$—	$—	$(236,268)	$—	$(236,268)
Unrealized depreciation on futures contracts*	—	—	—	(324,662)	—	(324,662)
Unrealized depreciation on forward currency contracts	—	(117,049)	—	—	—	(117,049)
Total	$—	$(117,049)	$—	$(560,930)	$—	$(677,979)

39

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$(1,671,111)	$—	$(1,671,111)
Futures contracts	—	—	—	(433,321)	—	(433,321)
Total	$—	$—	$—	$(2,104,432)	$—	$(2,104,432)
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$282,312	$—	$282,312
Written options	—	—	—	255,555	—	255,555
Futures contracts	—	—	—	305,970	—	305,970
Forward currency contracts	—	(117,049)	—	—	—	(117,049)
Total	$—	$(117,049)	$—	$843,837	$—	$726,788

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contract, and rights and warrants) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Rights/ Warrants	Options
Average amount outstanding	$337,031	$2,509,083	$222,152	$80,609

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and

40

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.50% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $9,679 and $4,451, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $251,782,390 and $283,749,523, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

41

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, 20.48% of the outstanding shares of the Fund were held by two shareholders. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.57% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,695,558	$58,406,771	3,751,313	$51,736,423
Shares issued to shareholders in reinvestment of distributions	550,972	7,346,499	2,520,757	35,938,181
Shares repurchased	(7,646,088)	(93,390,053)	(19,981,045)	(297,315,237)
Net increase (decrease)	(2,399,558)	$(27,636,783)	(13,708,975)	$(209,640,633)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

42

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed International Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

43

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.65%	$1,000.00	$990.20	$3.21
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

44

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

During the year ended February 28, 2010, the Fund paid foreign taxes of $1,196,307 and recognized foreign source income of $15,870,481.

For taxable, non-corporate shareholders, 99.17% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

45

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

46

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

47

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

48

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

49

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed U.S. Equities Fund returned +38.2% for the fiscal year ended February 28, 2010, as compared with +56.0% for the Russell 3000 Index. On an after-tax basis, the Fund returned +37.8% compared with the benchmark's +55.5% for the same period. The Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio's underperformance for the fiscal year is attributed to the combination of sector selection and stock selection. Within sector selection, underweight exposure to Financial Services and Consumer Discretionary stocks, the top performing sectors for the period, detracted from relative returns. Overweight exposure to Health Care and Consumer Staples stocks, which lagged the market, also detracted from relative returns.

Stock selection also detracted from relative performance. Selections within Energy, Consumer Discretionary and Information Technology were the three primary detractors. Within Energy, the major disappointment was overweight exposure to Exxon Mobil, which did not participate in the market's rise over the fiscal period. Overweight exposure to Qualcomm Inc, Wal-Mart, and Amgen, which all lagged the market, also detracted from relative returns.

For the fiscal year, the underperformance came from poor returns from both the valuation-based and momentum-based stock selection strategies. High quality stocks are explicitly favored by the valuation-based component of the fund, which favors companies with strong financial quality (high, stable profitability and low debt). However, these stocks underperformed the market throughout the fiscal period. The momentum-based stock selection strategy also had overweight exposure to high quality stocks coming into the fiscal year, and also produced disappointing results.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed U.S. Equities Fund Class III Shares and the Russell 3000 Index As of February 28, 2010

$7,000,000
$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2/29/00
$5,000,000
$5,035,030
$4,896,270
$4,864,350
GMO Tax-Managed U.S. Equities Fund
Russell 3000 Index
Russell 3000 + Index*

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	38.22%	-0.97%	-0.27%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  Russell 3000 + Index represents the S&P 500 Index prior to October 15, 2007 and the Russell 3000 Index thereafter.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.5%
Short-Term Investments	2.6
Other	(0.1)
100.0%
Industry Group Summary	% of Equity Investments
Software & Services	18.8%
Pharmaceuticals, Biotechnology & Life Sciences	18.5
Technology Hardware & Equipment	11.3
Food, Beverage & Tobacco	10.9
Energy	9.3
Health Care Equipment & Services	6.3
Food & Staples Retailing	5.8
Household & Personal Products	4.5
Retailing	2.5
Diversified Financials	2.4
Capital Goods	2.3
Telecommunication Services	1.4
Materials	1.4
Insurance	1.1
Consumer Services	0.9
Consumer Durables & Apparel	0.6
Media	0.6
Semiconductors & Semiconductor Equipment	0.6
Transportation	0.3
Automobiles & Components	0.2
Banks	0.2
Utilities	0.1
100.0%

1

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%
	Automobiles & Components — 0.2%
500	Harley-Davidson, Inc.	12,305
500	Johnson Controls, Inc.	15,550
	Total Automobiles & Components	27,855
	Banks — 0.2%
200	BB&T Corp.	5,706
200	Comerica, Inc.	7,216
300	US Bancorp	7,383
200	Wells Fargo & Co.	5,468
	Total Banks	25,773
	Capital Goods — 2.2%
1,400	3M Co.	112,210
100	Boeing Co.	6,316
600	Caterpillar, Inc.	34,230
200	Cummins, Inc.	11,356
100	Deere & Co.	5,730
1,300	General Electric Co.	20,878
900	General Dynamics Corp.	65,295
100	Goodrich Corp.	6,563
100	Illinois Tool Works, Inc.	4,552
100	L-3 Communications Holdings, Inc.	9,142
300	Textron, Inc.	5,976
1,000	United Technologies Corp.	68,650
	Total Capital Goods	350,898
	Consumer Durables & Apparel — 0.6%
2,100	Coach, Inc.	76,524
100	Nike, Inc.-Class B	6,760
100	Polo Ralph Lauren Corp.	7,993
100	Whirlpool Corp.	8,416
	Total Consumer Durables & Apparel	99,693

See accompanying notes to the financial statements.

2

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Consumer Services — 0.9%
400	Apollo Group, Inc.-Class A *	23,952
200	Darden Restaurants, Inc.	8,110
300	International Game Technology	5,265
100	ITT Educational Services, Inc. *	10,904
200	Marriott International, Inc.-Class A	5,422
1,000	McDonald's Corp.	63,850
1,300	Starbucks Corp. *	29,783
	Total Consumer Services	147,286
	Diversified Financials — 2.3%
1,300	American Express Co.	49,647
200	Ameriprise Financial, Inc.	8,006
3,900	Bank of America Corp.	64,974
100	BlackRock, Inc.	21,880
200	Capital One Financial Corp.	7,550
300	Franklin Resources, Inc.	30,516
900	Goldman Sachs Group (The), Inc.	140,715
300	Invesco Ltd.	5,880
900	Morgan Stanley	25,362
200	State Street Corp.	8,982
100	T. Rowe Price Group, Inc.	5,069
	Total Diversified Financials	368,581
	Energy — 9.0%
100	Anadarko Petroleum Corp.	7,013
300	Arch Coal, Inc.	6,747
100	Baker Hughes, Inc.	4,792
400	BJ Services Co.	8,740
100	Cameron International Corp. *	4,113
300	Chesapeake Energy Corp.	7,971
3,900	Chevron Corp.	281,970
100	Cimarex Energy Co.	5,976
2,374	ConocoPhillips	113,952
200	Ensco International Plc Sponsored ADR	8,834

See accompanying notes to the financial statements.

3

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Energy — continued
13,300	Exxon Mobil Corp.	864,500
100	FMC Technologies, Inc. *	5,617
500	Halliburton Co.	15,075
300	Nabors Industries Ltd. *	6,612
100	Newfield Exploration Co. *	5,107
100	Noble Energy, Inc.	7,264
100	Occidental Petroleum Corp.	7,985
100	Peabody Energy Corp.	4,597
100	Pioneer Natural Resources Co.	4,665
200	Plains Exploration & Production Co. *	6,562
300	Schlumberger Ltd.	18,330
200	Southwestern Energy Co. *	8,510
200	Sunoco, Inc.	5,274
1,000	Valero Energy Corp.	17,520
100	Whiting Petroleum Corp. *	7,485
	Total Energy	1,435,211
	Food & Staples Retailing — 5.7%
300	Kroger Co. (The)	6,630
400	Supervalu, Inc.	6,108
7,200	Walgreen Co.	253,728
11,600	Wal-Mart Stores, Inc.	627,212
200	Whole Foods Market, Inc. *	7,098
	Total Food & Staples Retailing	900,776
	Food, Beverage & Tobacco — 10.6%
6,300	Altria Group, Inc.	126,756
400	Archer-Daniels-Midland Co.	11,744
800	Coca-Cola Enterprises, Inc.	20,440
12,000	Coca-Cola Co. (The)	632,640
400	General Mills, Inc.	28,804
100	Green Mountain Coffee Roasters, Inc. *	8,439
200	Hansen Natural Corp. *	8,320
500	Kellogg Co.	26,075

See accompanying notes to the financial statements.

4

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
500	Kraft Foods, Inc.-Class A	14,215
100	Lorillard, Inc.	7,304
400	Pepsi Bottling Group (The), Inc.	15,292
6,100	PepsiCo, Inc.	381,067
8,200	Philip Morris International, Inc.	401,636
	Total Food, Beverage & Tobacco	1,682,732
	Health Care Equipment & Services — 6.2%
1,000	AmerisourceBergen Corp.	28,040
600	Cardinal Health, Inc.	20,382
100	Cerner Corp. *	8,295
400	Cigna Corp.	13,704
200	Community Health Systems, Inc. *	6,854
300	Coventry Health Care, Inc. *	6,954
100	DaVita, Inc. *	6,161
300	Express Scripts, Inc. *	28,803
800	McKesson Corp.	47,320
200	Medco Health Solutions, Inc. *	12,648
3,600	Medtronic, Inc.	156,240
300	Omnicare, Inc.	8,121
200	Quest Diagnostics, Inc.	11,350
200	Stryker Corp.	10,620
11,821	UnitedHealth Group, Inc.	400,259
2,500	WellPoint, Inc. *	154,675
1,000	Zimmer Holdings, Inc. *	57,330
	Total Health Care Equipment & Services	977,756
	Household & Personal Products — 4.4%
600	Avon Products, Inc.	18,264
200	Clorox Co.	12,262
2,900	Colgate-Palmolive Co.	240,526
100	Energizer Holdings, Inc. *	5,795
200	Estee Lauder Cos. (The), Inc.-Class A	12,026
900	Kimberly-Clark Corp.	54,666

See accompanying notes to the financial statements.

5

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Household & Personal Products — continued
5,600	Procter & Gamble Co. (The)	354,368
	Total Household & Personal Products	697,907
	Insurance — 1.1%
300	Aflac, Inc.	14,835
700	Allstate Corp. (The)	21,875
200	Assurant, Inc.	6,104
300	Chubb Corp.	15,138
400	Fidelity National Financial, Inc.-Class A	5,700
200	First American Corp.	6,446
300	Hartford Financial Services Group (The), Inc.	7,311
200	HCC Insurance Holdings, Inc.	5,580
400	MetLife, Inc.	14,556
100	Prudential Financial, Inc.	5,241
200	Torchmark Corp.	9,300
800	Travelers Cos. (The), Inc.	42,072
300	Unum Group	6,243
300	W.R. Berkley Corp.	7,722
	Total Insurance	168,123
	Materials — 1.3%
100	Air Products & Chemicals, Inc.	6,858
800	Alcoa, Inc.	10,640
200	Celanese Corp.-Class A	6,238
1,300	Dow Chemical Co. (The)	36,803
200	E.I. du Pont de Nemours & Co.	6,744
100	Eastman Chemical Co.	5,955
700	Freeport-McMoRan Copper & Gold, Inc.	52,612
100	Lubrizol Corp.	7,901
200	MeadWestvaco Corp.	4,588
100	Mosaic Co. (The)	5,839
200	Nucor Corp.	8,280
1,800	Southern Copper Corp.	52,848

See accompanying notes to the financial statements.

6

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Materials — continued
100	Walter Energy, Inc.	7,857
	Total Materials	213,163
	Media — 0.6%
400	CBS Corp.-Class B (Non Voting)	5,196
200	Discovery Communications, Inc. *	6,230
200	McGraw-Hill Cos. (The), Inc.	6,840
2,100	News Corp.-Class A	28,077
200	Time Warner Cable, Inc.	9,338
800	Viacom, Inc.-Class B *	23,720
400	Virgin Media, Inc.	6,480
200	Walt Disney Co. (The)	6,248
	Total Media	92,129
	Pharmaceuticals, Biotechnology & Life Sciences — 18.0%
4,100	Abbott Laboratories	222,548
400	Allergan, Inc.	23,372
3,100	Amgen, Inc. *	175,491
400	Biogen Idec, Inc. *	22,004
1,800	Bristol-Myers Squibb Co.	44,118
200	Dendreon Corp. *	6,246
7,700	Eli Lilly & Co.	264,418
1,800	Forest Laboratories, Inc. *	53,784
1,000	Gilead Sciences, Inc. *	47,610
12,100	Johnson & Johnson	762,300
200	Life Technologies Corp. *	10,152
10,761	Merck & Co., Inc.	396,866
300	Mylan, Inc. *	6,402
47,164	Pfizer, Inc.	827,728
	Total Pharmaceuticals, Biotechnology & Life Sciences	2,863,039
	Retailing — 2.5%
200	Abercrombie & Fitch Co.-Class A	7,284
300	Advance Auto Parts, Inc.	12,240

See accompanying notes to the financial statements.

7

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retailing — continued
400	Amazon.com Inc. *	47,360
400	American Eagle Outfitters, Inc.	6,748
300	AutoNation, Inc. *	5,325
100	AutoZone, Inc. *	16,593
200	Bed Bath & Beyond, Inc. *	8,322
500	Best Buy Co., Inc.	18,250
300	CarMax, Inc. *	6,057
100	Dollar Tree, Inc. *	5,574
400	Expedia, Inc. *	8,896
200	Family Dollar Stores, Inc.	6,598
700	Gap (The), Inc.	15,050
200	Guess?, Inc.	8,158
2,500	Home Depot, Inc.	78,000
300	Kohl's Corp. *	16,146
600	Liberty Media Corp.-Interactive-Class A *	7,554
400	Limited Brands, Inc.	8,844
700	Lowe's Cos., Inc.	16,597
100	Netflix, Inc. *	6,605
400	Nordstrom, Inc.	14,776
200	O'Reilly Automotive, Inc. *	7,860
300	PetSmart, Inc.	8,166
100	Priceline.com Inc. *	22,676
200	Ross Stores, Inc.	9,782
100	Sherwin-Williams Co. (The)	6,338
300	Staples, Inc.	7,728
100	Target Corp.	5,152
200	TJX Cos. (The), Inc.	8,326
200	Urban Outfitters, Inc. *	6,442
	Total Retailing	403,447
	Semiconductors & Semiconductor Equipment — 0.6%
600	Broadcom Corp.-Class A	18,792
100	Cree, Inc. *	6,783
300	Intel Corp.	6,159

See accompanying notes to the financial statements.

8

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — continued
700	Micron Technology, Inc. *	6,342
800	NVIDIA Corp. *	12,960
1,600	Texas Instruments, Inc.	39,008
	Total Semiconductors & Semiconductor Equipment	90,044
	Software & Services — 18.3%
200	Akamai Technologies, Inc. *	5,260
200	BMC Software, Inc. *	7,368
200	Citrix Systems, Inc. *	8,602
800	Cognizant Technology Solutions Corp.-Class A *	38,504
100	Computer Sciences Corp. *	5,179
11,761	eBay, Inc. *	270,738
500	Fidelity National Information Services, Inc.	11,270
300	Global Payments, Inc.	12,843
1,310	Google, Inc.-Class A *	690,108
200	McAfee, Inc. *	7,938
32,100	Microsoft Corp.	919,986
36,800	Oracle Corp.	907,120
100	Salesforce.com, Inc. *	6,795
300	Symantec Corp. *	4,965
100	VMware, Inc. *	4,951
500	Yahoo!, Inc. *	7,655
	Total Software & Services	2,909,282
	Technology Hardware & Equipment — 11.1%
200	Agilent Technologies, Inc. *	6,292
100	Amphenol Corp.-Class A	4,165
2,500	Apple, Inc. *	511,550
200	Avnet, Inc. *	5,522
17,100	Cisco Systems, Inc. *	416,043
1,900	Corning, Inc.	33,497
2,500	Dell, Inc. *	33,075
900	EMC Corp. *	15,741
1,300	Hewlett-Packard Co.	66,027

See accompanying notes to the financial statements.

9

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
1,800	International Business Machines Corp.	228,888
400	Jabil Circuit, Inc.	6,068
3,700	Motorola, Inc. *	25,012
400	NetApp, Inc. *	12,004
9,900	Qualcomm, Inc.	363,231
300	SanDisk Corp. *	8,739
600	Western Digital Corp. *	23,178
	Total Technology Hardware & Equipment	1,759,032
	Telecommunication Services — 1.3%
5,063	AT&T, Inc.	125,613
200	CenturyTel, Inc.	6,854
200	Crown Castle International Corp. *	7,560
2,542	Verizon Communications, Inc.	73,540
	Total Telecommunication Services	213,567
	Transportation — 0.3%
100	CH Robinson Worldwide, Inc.	5,333
200	CSX Corp.	9,492
100	FedEx Corp.	8,476
300	United Parcel Service, Inc.-Class B	17,622
	Total Transportation	40,923
	Utilities — 0.1%
600	AES Corp. (The) *	7,014
300	PG&E Corp.	12,576
	Total Utilities	19,590
	TOTAL COMMON STOCKS (COST $14,107,503)	15,486,807

See accompanying notes to the financial statements.

10

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.6%
	Money Market Funds — 1.6%
252,222	State Street Institutional Treasury Money Market Fund-Institutional Class	252,222
	Other Short-Term Investments — 1.0%
160,000	U.S. Treasury Bill, 0.05%, due 03/18/10 (a)	159,996
	TOTAL SHORT-TERM INVESTMENTS (COST $412,218)	412,218
	TOTAL INVESTMENTS — 100.1% (Cost $14,519,721)	15,899,025
	Other Assets and Liabilities (net) — (0.1%)	(12,991)
	TOTAL NET ASSETS — 100.0%	$15,886,034

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

11

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $14,519,721) (Note 2)	$15,899,025
Dividends and interest receivable	41,129
Receivable for expenses reimbursed by Manager (Note 5)	7,280
Total assets	15,947,434
Liabilities:
Payable to affiliate for (Note 5):
Management fee	3,987
Shareholder service fee	1,812
Trustees and Chief Compliance Officer of GMO Trust fees	66
Accrued expenses	55,535
Total liabilities	61,400
Net assets	$15,886,034
Net assets consist of:
Paid-in capital	$34,423,403
Accumulated undistributed net investment income	38,198
Accumulated net realized loss	(19,954,871)
Net unrealized appreciation	1,379,304
$15,886,034
Net assets attributable to:
Class III shares	$15,886,034
Shares outstanding:
Class III	1,515,005
Net asset value per share:
Class III	$10.49

See accompanying notes to the financial statements.

12

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends	$266,715
Interest	22
Total investment income	266,737
Expenses:
Management fee (Note 5)	37,649
Shareholder service fee – Class III (Note 5)	17,113
Audit and tax fees	62,011
Custodian, fund accounting agent and transfer agent fees	28,418
Registration fees	3,515
Legal fees	512
Trustees fees and related expenses (Note 5)	207
Miscellaneous	1,691
Total expenses	151,116
Fees and expenses reimbursed by Manager (Note 5)	(96,117)
Expense reductions (Note 2)	(9)
Net expenses	54,990
Net investment income (loss)	211,747
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(851,643)
Closed futures contracts	(3,144)
Net realized gain (loss)	(854,787)
Change in net unrealized appreciation (depreciation) on investments	3,796,115
Net realized and unrealized gain (loss)	2,941,328
Net increase (decrease) in net assets resulting from operations	$3,153,075

See accompanying notes to the financial statements.

13

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$211,747	$933,776
Net realized gain (loss)	(854,787)	(20,799,343)
Change in net unrealized appreciation (depreciation)	3,796,115	(2,169,581)
Net increase (decrease) in net assets from operations	3,153,075	(22,035,148)
Distributions to shareholders from:
Net investment income
Class III	(215,661)	(1,107,627)
Net share transactions (Note 9):
Class III	2,749,894	(55,344,097)
Total increase (decrease) in net assets	5,687,308	(78,486,872)
Net assets:
Beginning of period	10,198,726	88,685,598
End of period (including accumulated undistributed net investment income of $38,198 and $39,439, respectively)	$15,886,034	$10,198,726

See accompanying notes to the financial statements.

14

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.74		$12.21		$13.48		$12.83	$12.14
Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.18		0.21		0.19	0.20
Net realized and unrealized gain (loss)	2.75		(4.45)		(1.08)		0.64	0.69
Total from investment operations	2.93		(4.27)		(0.87)		0.83	0.89
Less distributions to shareholders:
From net investment income	(0.18)		(0.20)		(0.22)		(0.18)	(0.20)
From net realized gains	—		—		(0.18)		—	—
Total distributions	(0.18)		(0.20)		(0.40)		(0.18)	(0.20)
Net asset value, end of period	$10.49		$7.74		$12.21		$13.48	$12.83
Total Return(a)	38.22%		(35.43)%		(6.78)%		6.53%	7.46%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$15,886		$10,199		$88,686		$116,725	$121,339
Net expenses to average daily net assets	0.48	%(b)	0.48	%(b)	0.48	%(b)	0.48%	0.48%
Net investment income (loss) to average daily net assets	1.86%		1.55%		1.55%		1.46%	1.65%
Portfolio turnover rate	61%		66%		62%		67%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.84%		0.17%		0.12%		0.11%	0.08%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

15

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Tax-Managed U.S. Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 3000 Index. The Fund typically makes equity investments in companies that issue stocks included in the Russell 3000 Index, a U.S. stock index, and in companies with similar market capitalizations. The Fund uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts) tied economically to the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which

16

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$15,486,807	$—	$—	$15,486,807
Short-Term Investments	252,222	159,996	—	412,218
Total	$15,739,029	$159,996	$—	$15,899,025

All of the Fund's common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

17

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$215,661	$1,107,627

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

18

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$38,198
Other Tax Attributes:
Capital loss carryforwards	$(19,783,532)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(8,413,466)
2/28/2018	(11,370,066)
Total	$(19,783,532)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$14,691,059	$1,425,317	$(217,351)	$1,207,966

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

19

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. There can be no assurance that the Fund's tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund's securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct

20

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely

21

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

22

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set

23

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset

24

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the

25

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(3,144)	$—	$(3,144)
Total	$—	$—	$—	$(3,144)	$—	$(3,144)

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures
Average amount outstanding	$7,946

26

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $207 and $28, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $9,505,747 and $6,760,069, respectively.

27

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 93.48% of the outstanding shares of the Fund were held by five shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.25% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	486,817	$5,188,445	147,299	$1,297,188
Shares issued to shareholders in reinvestment of distributions	11,344	103,124	85,574	960,217
Shares repurchased	(301,106)	(2,541,675)	(6,181,090)	(57,601,502)
Net increase (decrease)	197,055	$2,749,894	(5,948,217)	$(55,344,097)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed U.S. Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

29

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,088.10	$2.49
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 95.58% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

31

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

32

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

33

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

34

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tobacco-Free Core Fund returned +43.6% for the fiscal year ended February 28, 2010, as compared with +53.6% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted overall from returns relative to the S&P 500 Index. Selections in Health Care and Materials added to relative returns while selections in Consumer Discretionary, Energy, and Financials detracted. Individual names adding to relative returns included underweight positions in AT&T and Monsanto and an overweight in Microsoft. Names detracting from relative returns included overweight positions in Wal-Mart Stores and Amgen and an underweight in Bank of America.

Sector selection also detracted overall from returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included underweight positions in Utilities and Telecommunication Services and an overweight in Information Technology. Sector weightings negatively impacting relative performance included an overweight in Health Care and underweight positions in Financials and Industrials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.2%
Short-Term Investments	3.6
Futures Contracts	0.0
Other	0.2
100.0%
Industry Group Summary	% of Equity Investments
Software & Services	16.1%
Pharmaceuticals, Biotechnology & Life Sciences	14.9
Technology Hardware & Equipment	11.8
Energy	10.1
Health Care Equipment & Services	8.8
Food & Staples Retailing	6.0
Food, Beverage & Tobacco	5.8
Diversified Financials	4.7
Retailing	4.4
Household & Personal Products	3.1
Materials	2.8
Capital Goods	2.7
Insurance	1.8
Media	1.5
Consumer Services	1.4
Semiconductors & Semiconductor Equipment	1.2
Telecommunication Services	1.1
Consumer Durables & Apparel	0.8
Automobiles & Components	0.3
Commercial & Professional Services	0.2
Utilities	0.2
Transportation	0.2
Banks	0.1
100.0%

1

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%
	Automobiles & Components — 0.3%
200	Autoliv, Inc. *	8,923
600	Harley-Davidson, Inc.	14,766
1,500	Johnson Controls, Inc.	46,650
	Total Automobiles & Components	70,339
	Banks — 0.1%
811	First Horizon National Corp. *	10,381
1,000	TFS Financial Corp.	12,850
100	Wells Fargo & Co.	2,734
	Total Banks	25,965
	Capital Goods — 2.6%
1,300	3M Co.	104,195
1,600	Caterpillar, Inc.	91,280
700	Cummins, Inc.	39,746
1,650	DigitalGlobe, Inc. *	39,369
100	Flowserve Corp.	10,009
1,400	General Dynamics Corp.	101,570
200	Goodrich Corp.	13,126
200	Illinois Tool Works, Inc.	9,104
200	Joy Global, Inc.	10,160
500	KBR, Inc.	10,355
100	L-3 Communications Holdings, Inc.	9,142
300	Lockheed Martin Corp.	23,328
1,400	Masco Corp.	18,718
900	United Technologies Corp.	61,785
300	URS Corp. *	13,950
	Total Capital Goods	555,837
	Commercial & Professional Services — 0.2%
300	Copart, Inc. *	10,704
400	Iron Mountain, Inc. *	10,352

See accompanying notes to the financial statements.

2

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Commercial & Professional Services — continued
200	Manpower, Inc.	10,304
500	RR Donnelley & Sons Co.	9,945
	Total Commercial & Professional Services	41,305
	Consumer Durables & Apparel — 0.8%
4,400	Coach, Inc.	160,336
200	Whirlpool Corp.	16,832
	Total Consumer Durables & Apparel	177,168
	Consumer Services — 1.4%
800	Apollo Group, Inc.-Class A *	47,904
300	Darden Restaurants, Inc.	12,165
1,100	International Game Technology	19,305
300	ITT Educational Services, Inc. *	32,712
1,200	McDonald's Corp.	76,620
4,100	Starbucks Corp. *	93,931
300	Yum! Brands, Inc.	10,116
	Total Consumer Services	292,753
	Diversified Financials — 4.5%
3,200	American Express Co.	122,208
600	Ameriprise Financial, Inc.	24,018
9,200	Bank of America Corp.	153,272
230	BlackRock, Inc.	50,324
80	CME Group, Inc.	24,135
800	Discover Financial Services	10,920
870	Franklin Resources, Inc.	88,496
2,170	Goldman Sachs Group (The), Inc.	339,280
200	IntercontinentalExchange, Inc. *	21,458
1,000	Invesco Ltd.	19,600
2,300	Morgan Stanley	64,814
600	State Street Corp.	26,946
400	T. Rowe Price Group, Inc.	20,276
500	TD Ameritrade Holding Corp. *	8,745

See accompanying notes to the financial statements.

3

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Diversified Financials — continued
192	World Acceptance Corp. *	8,024
	Total Diversified Financials	982,516
	Energy — 9.8%
300	Baker Hughes, Inc.	14,376
400	BJ Services Co.	8,740
600	Cameron International Corp. *	24,678
800	Chesapeake Energy Corp.	21,256
4,800	Chevron Corp.	347,040
200	Cimarex Energy Co.	11,952
5,951	ConocoPhillips	285,648
16,000	Exxon Mobil Corp.	1,040,000
400	FMC Technologies, Inc. *	22,468
1,100	Halliburton Co.	33,165
900	Nabors Industries Ltd. *	19,836
200	National Oilwell Varco, Inc.	8,694
500	Newfield Exploration Co. *	25,535
100	Noble Energy, Inc.	7,264
1,100	Occidental Petroleum Corp.	87,835
200	Patterson-UTI Energy, Inc.	3,088
400	Peabody Energy Corp.	18,388
200	Pioneer Natural Resources Co.	9,330
420	Schlumberger Ltd.	25,662
200	Southwestern Energy Co. *	8,510
800	Sunoco, Inc.	21,096
2,700	Valero Energy Corp.	47,304
100	Whiting Petroleum Corp. *	7,485
500	Williams Cos., Inc.	10,770
	Total Energy	2,110,120
	Food & Staples Retailing — 5.7%
1,900	CVS Caremark Corp.	64,125
365	Supervalu, Inc.	5,574
8,100	Walgreen Co.	285,444

See accompanying notes to the financial statements.

4

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Food & Staples Retailing — continued
15,800	Wal-Mart Stores, Inc.	854,306
900	Whole Foods Market, Inc. *	31,941
	Total Food & Staples Retailing	1,241,390
	Food, Beverage & Tobacco — 5.5%
1,300	Archer-Daniels-Midland Co.	38,168
2,500	Coca-Cola Enterprises, Inc.	63,875
10,800	Coca-Cola Co. (The)	569,376
600	Dean Foods Co. *	8,754
500	General Mills, Inc.	36,005
600	Hansen Natural Corp. *	24,960
700	Kellogg Co.	36,505
1,000	Pepsi Bottling Group (The), Inc.	38,230
6,100	PepsiCo, Inc.	381,067
	Total Food, Beverage & Tobacco	1,196,940
	Health Care Equipment & Services — 8.5%
700	Aetna, Inc.	20,993
2,400	AmerisourceBergen Corp.	67,296
400	Baxter International, Inc.	22,772
1,900	Cardinal Health, Inc.	64,543
400	Cerner Corp. *	33,180
2,000	Cigna Corp.	68,520
300	Community Health Systems, Inc. *	10,281
900	Coventry Health Care, Inc. *	20,862
200	DaVita, Inc. *	12,322
800	Express Scripts, Inc. *	76,808
600	Humana, Inc. *	28,398
170	Intuitive Surgical, Inc. *	59,014
100	Inverness Medical Innovations, Inc. *	3,902
2,100	McKesson Corp.	124,215
100	Medco Health Solutions, Inc. *	6,324
3,700	Medtronic, Inc.	160,580
200	Patterson Cos., Inc. *	5,936

See accompanying notes to the financial statements.

5

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
300	Quest Diagnostics, Inc.	17,025
100	ResMed, Inc. *	5,708
700	Stryker Corp.	37,170
16,967	UnitedHealth Group, Inc.	574,502
4,600	WellPoint, Inc. *	284,602
2,200	Zimmer Holdings, Inc. *	126,126
	Total Health Care Equipment & Services	1,831,079
	Household & Personal Products — 3.0%
800	Avon Products, Inc.	24,352
3,000	Colgate-Palmolive Co.	248,820
1,000	Kimberly-Clark Corp.	60,740
5,048	Procter & Gamble Co. (The)	319,437
	Total Household & Personal Products	653,349
	Insurance — 1.8%
800	Aflac, Inc.	39,560
1,800	Allstate Corp. (The)	56,250
100	Assurant, Inc.	3,052
600	Brown & Brown, Inc.	10,068
800	Chubb Corp.	40,368
400	CNA Financial Corp. *	9,836
1,200	Fidelity National Financial, Inc.-Class A	17,100
100	First American Corp.	3,223
800	HCC Insurance Holdings, Inc.	22,320
700	MetLife, Inc.	25,473
100	Old Republic International Corp.	1,129
300	Prudential Financial, Inc.	15,723
300	Torchmark Corp.	13,950
1,900	Travelers Cos. (The), Inc.	99,921
900	W.R. Berkley Corp.	23,166
	Total Insurance	381,139

See accompanying notes to the financial statements.

6

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Materials — 2.7%
200	Air Products & Chemicals, Inc.	13,716
3,400	Alcoa, Inc.	45,220
300	Allegheny Technologies, Inc.	13,098
700	Barrick Gold Corp.	26,362
400	Celanese Corp.-Class A	12,476
3,300	Dow Chemical Co. (The)	93,423
200	Eastman Chemical Co.	11,910
1,900	Freeport-McMoRan Copper & Gold, Inc.	142,804
900	International Paper Co.	20,853
300	Lubrizol Corp.	23,703
400	MeadWestvaco Corp.	9,176
200	Nucor Corp.	8,280
4,800	Southern Copper Corp.	140,928
150	Walter Energy, Inc.	11,786
	Total Materials	573,735
	Media — 1.4%
4,000	CBS Corp.-Class B (Non Voting)	51,960
400	Discovery Communications, Inc. *	12,460
812	Liberty Media Corp.-Starz-Class A *	41,355
7,300	News Corp.-Class A	97,601
266	Time Warner Cable, Inc.	12,420
2,200	Viacom, Inc.-Class B *	65,230
1,500	Virgin Media, Inc.	24,300
	Total Media	305,326
	Pharmaceuticals, Biotechnology & Life Sciences — 14.3%
4,400	Abbott Laboratories	238,832
600	Allergan, Inc.	35,058
3,400	Amgen, Inc. *	192,474
1,100	Biogen Idec, Inc. *	60,511
1,800	Bristol-Myers Squibb Co.	44,118
7,300	Eli Lilly & Co.	250,682
3,900	Forest Laboratories, Inc. *	116,532

See accompanying notes to the financial statements.

7

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
1,100	Gilead Sciences, Inc. *	52,371
11,820	Johnson & Johnson	744,660
300	Life Technologies Corp. *	15,228
11,399	Merck & Co., Inc.	420,395
800	Mylan, Inc. *	17,072
49,286	Pfizer, Inc.	864,969
700	Thermo Fisher Scientific, Inc. *	34,139
300	Watson Pharmaceuticals, Inc. *	11,937
	Total Pharmaceuticals, Biotechnology & Life Sciences	3,098,978
	Retailing — 4.2%
300	Abercrombie & Fitch Co.-Class A	10,926
300	Advance Auto Parts, Inc.	12,240
1,000	Aeropostale, Inc. *	35,360
900	Amazon.com Inc. *	106,560
700	American Eagle Outfitters, Inc.	11,809
600	AutoNation, Inc. *	10,650
450	AutoZone, Inc. *	74,668
500	Bed Bath & Beyond, Inc. *	20,805
1,100	Best Buy Co., Inc.	40,150
1,100	CarMax, Inc. *	22,209
1,400	Expedia, Inc. *	31,136
300	Family Dollar Stores, Inc.	9,897
2,000	Gap (The), Inc.	43,000
600	Guess?, Inc.	24,474
3,300	Home Depot, Inc.	102,960
800	J.C. Penney Co., Inc.	22,064
600	Kohl's Corp. *	32,292
2,000	Liberty Media Corp.-Interactive-Class A *	25,180
800	Limited Brands, Inc.	17,688
1,400	Macy's, Inc.	26,810
1,500	Nordstrom, Inc.	55,410
300	O'Reilly Automotive, Inc. *	11,790
200	PetSmart, Inc.	5,444

See accompanying notes to the financial statements.

8

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retailing — continued
280	Priceline.com Inc. *	63,493
200	Ross Stores, Inc.	9,782
200	Sears Holdings Corp. *	19,134
200	Sherwin-Williams Co. (The)	12,676
300	Tiffany & Co.	13,317
600	TJX Cos. (The), Inc.	24,978
600	Urban Outfitters, Inc. *	19,326
	Total Retailing	916,228
	Semiconductors & Semiconductor Equipment — 1.2%
200	Analog Devices, Inc.	5,848
1,900	Broadcom Corp.-Class A	59,508
300	Cree, Inc. *	20,349
600	Intel Corp.	12,318
1,400	Micron Technology, Inc. *	12,684
2,600	NVIDIA Corp. *	42,120
1,400	ON Semiconductor Corp. *	11,144
3,800	Texas Instruments, Inc.	92,644
	Total Semiconductors & Semiconductor Equipment	256,615
	Software & Services — 15.5%
400	Adobe Systems, Inc. *	13,860
300	BMC Software, Inc. *	11,052
900	Citrix Systems, Inc. *	38,709
2,900	Cognizant Technology Solutions Corp.-Class A *	139,577
300	Computer Sciences Corp. *	15,537
4,200	eBay, Inc. *	96,684
100	Factset Research Systems, Inc.	6,620
500	Fidelity National Information Services, Inc.	11,270
500	Global Payments, Inc.	21,405
1,670	Google, Inc.-Class A *	879,756
90	MasterCard, Inc.-Class A	20,193
400	McAfee, Inc. *	15,876
37,800	Microsoft Corp.	1,083,348

See accompanying notes to the financial statements.

9

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Software & Services — continued
13,300	Novell, Inc. *	62,377
34,000	Oracle Corp.	838,100
400	Red Hat, Inc. *	11,220
400	Rovi Corp. *	13,400
400	Salesforce.com, Inc. *	27,180
900	Symantec Corp. *	14,895
200	VMware, Inc. *	9,902
700	Yahoo!, Inc. *	10,717
	Total Software & Services	3,341,678
	Technology Hardware & Equipment — 11.4%
800	Agilent Technologies, Inc. *	25,168
3,650	Apple, Inc. *	746,863
1,500	Brocade Communications Systems, Inc. *	8,730
19,700	Cisco Systems, Inc. *	479,301
4,300	Corning, Inc.	75,809
4,680	Dell, Inc. *	61,916
1,900	EMC Corp. *	33,231
1,200	Hewlett-Packard Co.	60,948
1,950	International Business Machines Corp.	247,962
400	Juniper Networks, Inc. *	11,192
11,100	Motorola, Inc. *	75,036
1,000	NetApp, Inc. *	30,010
12,832	Qualcomm, Inc.	470,806
700	SanDisk Corp. *	20,391
400	Teradata Corp. *	12,196
2,500	Western Digital Corp. *	96,575
	Total Technology Hardware & Equipment	2,456,134
	Telecommunication Services — 1.0%
4,839	AT&T, Inc.	120,056
400	CenturyTel, Inc.	13,708
300	Crown Castle International Corp. *	11,340
300	NII Holdings, Inc. *	11,226

See accompanying notes to the financial statements.

10

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	Telecommunication Services — continued
2,384	Verizon Communications, Inc.	68,969
	Total Telecommunication Services	225,299
	Transportation — 0.1%
500	CSX Corp.	23,730
100	FedEx Corp.	8,476
	Total Transportation	32,206
	Utilities — 0.2%
1,700	AES Corp. (The) *	19,873
200	FPL Group, Inc.	9,274
200	PG&E Corp.	8,384
	Total Utilities	37,531
	TOTAL COMMON STOCKS (COST $19,942,020)	20,803,630
	SHORT-TERM INVESTMENTS — 3.6%
	Money Market Funds — 2.4%
521,425	State Street Institutional Treasury Money Market Fund-Institutional Class	521,425
	Other Short-Term Investments — 1.2%
250,000	U.S. Treasury Bill, 0.05%, due 03/18/10 (a)	249,994
	TOTAL SHORT-TERM INVESTMENTS (COST $771,419)	771,419
	TOTAL INVESTMENTS — 99.8% (Cost $20,713,439)	21,575,049
	Other Assets and Liabilities (net) — 0.2%	48,564
	TOTAL NET ASSETS — 100.0%	$21,623,613

See accompanying notes to the financial statements.

11

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
8	S&P 500 E-Mini Index	March 2010	$441,360	$2,954

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

12

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $20,713,439) (Note 2)	$21,575,049
Receivable for investments sold	27,755
Dividends and interest receivable	49,714
Receivable for collateral on open futures contracts (Note 4)	36,000
Receivable for variation margin on open futures contracts (Note 4)	440
Receivable for expenses reimbursed by Manager (Note 5)	7,924
Total assets	21,696,882
Liabilities:
Payable for investments purchased	15,409
Payable to affiliate for (Note 5):
Management fee	5,413
Shareholder service fee	2,460
Trustees and Chief Compliance Officer of GMO Trust fees	76
Accrued expenses	49,911
Total liabilities	73,269
Net assets	$21,623,613
Net assets consist of:
Paid-in capital	$31,981,002
Accumulated undistributed net investment income	54,783
Accumulated net realized loss	(11,276,736)
Net unrealized appreciation	864,564
$21,623,613
Net assets attributable to:
Class III shares	$21,623,613
Shares outstanding:
Class III	2,346,203
Net asset value per share:
Class III	$9.22

See accompanying notes to the financial statements.

13

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $102)	$420,886
Interest	38
Total investment income	420,924
Expenses:
Management fee (Note 5)	65,815
Shareholder service fee – Class III (Note 5)	29,916
Audit and tax fees	56,614
Custodian, fund accounting agent and transfer agent fees	14,847
Registration fees	3,337
Legal fees	369
Trustees fees and related expenses (Note 5)	322
Miscellaneous	2,352
Total expenses	173,572
Fees and expenses reimbursed by Manager (Note 5)	(77,306)
Expense reductions (Note 2)	(2)
Net expenses	96,264
Net investment income (loss)	324,660
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(2,002,155)
Closed futures contracts	93,192
Net realized gain (loss)	(1,908,963)
Change in net unrealized appreciation (depreciation) on:
Investments	8,443,951
Open futures contracts	71,564
Net unrealized gain (loss)	8,515,515
Net realized and unrealized gain (loss)	6,606,552
Net increase (decrease) in net assets resulting from operations	$6,931,212

See accompanying notes to the financial statements.

14

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$324,660	$411,635
Net realized gain (loss)	(1,908,963)	(5,596,096)
Change in net unrealized appreciation (depreciation)	8,515,515	(3,998,033)
Net increase (decrease) in net assets from operations	6,931,212	(9,182,494)
Distributions to shareholders from:
Net investment income
Class III	(360,133)	(407,510)
Net share transactions (Note 9):
Class III	(1,796,320)	(18,757,975)
Total increase (decrease) in net assets	4,774,759	(28,347,979)
Net assets:
Beginning of period	16,848,854	45,196,833
End of period (including accumulated undistributed net investment income of $54,783 and $70,534, respectively)	$21,623,613	$16,848,854

See accompanying notes to the financial statements.

15

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$6.54		$10.03		$12.88		$12.45	$12.24
Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.15		0.19		0.18	0.20
Net realized and unrealized gain (loss)	2.70		(3.50)		(0.96	)(a)	0.54	0.44
Total from investment operations	2.83		(3.35)		(0.77)		0.72	0.64
Less distributions to shareholders:
From net investment income	(0.15)		(0.14)		(0.22)		(0.23)	(0.15)
From net realized gains	—		—		(1.86)		(0.06)	(0.28)
Total distributions	(0.15)		(0.14)		(2.08)		(0.29)	(0.43)
Net asset value, end of period	$9.22		$6.54		$10.03		$12.88	$12.45
Total Return(b)	43.63%		(33.76)%		(7.30)%		5.87%	5.40%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$21,624		$16,849		$45,197		$188,133	$224,097
Net expenses to average daily net assets	0.48	%(c)	0.48	%(c)	0.48	%(c)	0.48%	0.48%
Net investment income (loss) to average daily net assets	1.63%		1.67%		1.52%		1.46%	1.68%
Portfolio turnover rate	60%		65%		74%		73%	63%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.39%		0.39%		0.08%		0.06%	0.04%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

16

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming its benchmark, the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations, other than tobacco-producing companies. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. The term "tobacco-free companies" refers to companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which

17

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$20,803,630	$—	$—	$20,803,630
Short-Term Investments	521,425	249,994	—	771,419
Total Investments	21,325,055	249,994	—	21,575,049
Derivatives
Futures Contracts	2,954	—	—	2,954
Total	$21,328,009	$249,994	$—	$21,578,003

18

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

All of the Fund's common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$360,133	$407,510

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

19

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$54,783
Other Tax Attributes:
Capital loss carryforwards	$(10,135,795)
Post-October capital loss deferral	$(213,459)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(6,261,595)
2/28/2018	(3,874,200)
Total	$(10,135,795)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$21,637,965	$845,473	$(908,389)	$(62,916)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

20

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

21

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For

22

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

23

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of

24

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with

25

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

26

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	—	—	—	$2,954	—	$2,954
Total	$—	$—	$—	$2,954	$—	$2,954

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	—	—	—	$93,192	—	$93,192
Total	$—	$—	$—	$93,192	$—	$93,192
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	$71,564	—	$71,564
Total	$—	$—	$—	$71,564	$—	$71,564

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

27

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures Contracts
Average amount outstanding	$424,097

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $322 and $211, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

28

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $11,419,943 and $12,601,184, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 85.10% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,012	$8,550	431	$3,713
Shares issued to shareholders in reinvestment of distributions	40,875	327,224	41,507	366,324
Shares repurchased	(271,563)	(2,132,094)	(1,971,521)	(19,128,012)
Net increase (decrease)	(229,676)	$(1,796,320)	(1,929,583)	$(18,757,975)

29

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tobacco-Free Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

31

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,102.30	$2.50
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 93.58% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

33

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

34

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

35

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

36

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO U.S. Core Equity Fund returned +40.9% for the fiscal year ended February 28, 2010, as compared with +53.6% for the S&P 500 Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted overall from returns relative to the S&P 500 Index. Selections in Health Care and Materials added to relative returns while selections in Consumer Discretionary, Energy, and Financials detracted. Individual names adding to relative returns included underweight positions in AT&T and Monsanto and an overweight in Microsoft. Names detracting from relative returns included overweight positions in Wal-Mart Stores and Amgen and an underweight in Bank of America.

Sector selection also detracted overall from returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included underweight positions in Utilities and Telecommunication Services and an overweight in Information Technology. Sector weightings negatively impacting relative performance included overweight positions in Consumer Staples and Health Care and an underweight in Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index As of February 28, 2010

	Average Annual Total Returns†			
	1 Year	5 Year	10 Year	Since Inception
Class III	40.85%	-1.15%	0.28%	n/a
Class IV	41.04%	-1.10%	0.33%	n/a
Class VI	40.96%	-1.07%	n/a	**6/30/03** 2.78%
Class M	40.51%	-1.45%	n/a	**4/15/02** 0.75%

$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/29/00
$10,000,000
$10,282,360
$9,696,160
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO U.S. Core Equity Fund
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

†  The Fund is the successor to GMO U.S. Core Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.8%
Short-Term Investments	1.1
Other	0.1
100.0%
Industry Group Summary	% of Equity Investments
Software & Services	15.7%
Pharmaceuticals, Biotechnology & Life Sciences	14.4
Technology Hardware & Equipment	11.4
Energy	9.7
Health Care Equipment & Services	8.6
Food, Beverage & Tobacco	7.8
Food & Staples Retailing	6.2
Diversified Financials	4.6
Retailing	4.3
Materials	3.0
Household & Personal Products	2.9
Capital Goods	2.6
Insurance	1.8
Media	1.5
Consumer Services	1.3
Semiconductors & Semiconductor Equipment	1.3
Telecommunication Services	1.0
Consumer Durables & Apparel	0.9
Automobiles & Components	0.3
Utilities	0.2
Commercial & Professional Services	0.2
Transportation	0.2
Banks	0.1
100.0%

1

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 98.8%
	Automobiles & Components — 0.3%
15,300	Autoliv, Inc. *	682,533
14,400	Goodyear Tire & Rubber Co. (The) *	187,056
27,000	Harley-Davidson, Inc.	664,470
150,500	Johnson Controls, Inc.	4,680,550
	Total Automobiles & Components	6,214,609
	Banks — 0.1%
6,900	BB&T Corp.	196,857
10,800	Capitol Federal Financial	373,896
45,574	First Horizon National Corp. *	583,347
40,700	TFS Financial Corp.	522,995
35	Valley National Bancorp	504
20,900	Wells Fargo & Co.	571,406
	Total Banks	2,249,005
	Capital Goods — 2.6%
117,700	3M Co.	9,433,655
145,400	Caterpillar, Inc.	8,295,070
57,600	Cummins, Inc.	3,270,528
3,800	Deere & Co.	217,740
160,014	DigitalGlobe, Inc. *	3,817,934
8,120	Flowserve Corp.	812,731
136,700	General Dynamics Corp.	9,917,585
25,300	Goodrich Corp.	1,660,439
13,900	Illinois Tool Works, Inc.	632,728
27,500	Joy Global, Inc.	1,397,000
21,100	KBR, Inc.	436,981
8,200	L-3 Communications Holdings, Inc.	749,644
28,590	Lockheed Martin Corp.	2,223,158
90,300	Masco Corp.	1,207,311
5,200	Oshkosh Corp. *	198,224
8,200	Rockwell Automation Inc.	443,538

See accompanying notes to the financial statements.

2

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Capital Goods — continued
7,600	Rockwell Collins, Inc.	427,728
84,000	United Technologies Corp.	5,766,600
25,600	URS Corp. *	1,190,400
	Total Capital Goods	52,098,994
	Commercial & Professional Services — 0.2%
33,100	Copart, Inc. *	1,181,008
19,600	Iron Mountain, Inc. *	507,248
20,000	Manpower, Inc.	1,030,400
53,100	RR Donnelley & Sons Co.	1,056,159
	Total Commercial & Professional Services	3,774,815
	Consumer Durables & Apparel — 0.9%
413,000	Coach, Inc.	15,049,720
14,300	Newell Rubbermaid, Inc.	196,625
8,800	Tupperware Corp.	411,224
21,400	Whirlpool Corp.	1,801,024
	Total Consumer Durables & Apparel	17,458,593
	Consumer Services — 1.3%
76,300	Apollo Group, Inc.-Class A *	4,568,844
18,200	Darden Restaurants, Inc.	738,010
93,700	International Game Technology	1,644,435
25,700	ITT Educational Services, Inc. *	2,802,328
8,359	Marriott International, Inc.-Class A	226,612
111,300	McDonald's Corp.	7,106,505
383,000	Starbucks Corp. *	8,774,530
9,900	Yum! Brands, Inc.	333,828
	Total Consumer Services	26,195,092
	Diversified Financials — 4.5%
296,400	American Express Co.	11,319,516
41,100	Ameriprise Financial, Inc.	1,645,233
849,000	Bank of America Corp.	14,144,340

See accompanying notes to the financial statements.

3

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Diversified Financials — continued
21,740	BlackRock, Inc.	4,756,712
8,520	CME Group, Inc.	2,570,399
44,500	Discover Financial Services	607,425
82,690	Franklin Resources, Inc.	8,411,227
206,290	Goldman Sachs Group (The), Inc.	32,253,441
14,900	IntercontinentalExchange, Inc. *	1,598,621
69,400	Invesco Ltd.	1,360,240
14,500	Legg Mason, Inc.	374,825
208,200	Morgan Stanley	5,867,076
12,800	MSCI, Inc.-Class A *	383,744
47,800	State Street Corp.	2,146,698
27,900	T. Rowe Price Group, Inc.	1,414,251
30,600	TD Ameritrade Holding Corp. *	535,194
15,922	World Acceptance Corp. *	665,380
	Total Diversified Financials	90,054,322
	Energy — 9.6%
9,100	Arch Coal, Inc.	204,659
18,300	Baker Hughes, Inc.	876,936
74,300	BJ Services Co.	1,623,455
42,100	Cameron International Corp. *	1,731,573
72,700	Chesapeake Energy Corp.	1,931,639
437,800	Chevron Corp.	31,652,940
4,600	Cimarex Energy Co.	274,896
556,868	ConocoPhillips	26,729,664
4,800	Continental Resources Inc. *	189,504
13,500	Denbury Resources, Inc. *	190,080
1,455,000	Exxon Mobil Corp.	94,575,000
29,900	FMC Technologies, Inc. *	1,679,483
106,900	Halliburton Co.	3,223,035
12,400	Marathon Oil Corp.	358,980
76,200	Nabors Industries Ltd. *	1,679,448
27,600	National Oilwell Varco, Inc.	1,199,772
41,600	Newfield Exploration Co. *	2,124,512

See accompanying notes to the financial statements.

4

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Energy — continued
7,100	Noble Energy, Inc.	515,744
103,900	Occidental Petroleum Corp.	8,296,415
3,500	Oceaneering International, Inc. *	211,575
24,500	Patterson-UTI Energy, Inc.	378,280
28,100	Peabody Energy Corp.	1,291,757
23,400	Pioneer Natural Resources Co.	1,091,610
6,400	Pride International, Inc. *	179,072
42,260	Schlumberger Ltd.	2,582,086
19,300	Southwestern Energy Co. *	821,215
64,300	Sunoco, Inc.	1,695,591
236,500	Valero Energy Corp.	4,143,480
7,000	Whiting Petroleum Corp. *	523,950
24,700	Williams Cos., Inc.	532,038
	Total Energy	192,508,389
	Food & Staples Retailing — 6.1%
164,900	CVS Caremark Corp.	5,565,375
52,025	Supervalu, Inc.	794,422
750,600	Walgreen Co.	26,451,144
1,613,100	Wal-Mart Stores, Inc.	87,220,317
70,700	Whole Foods Market, Inc. *	2,509,143
	Total Food & Staples Retailing	122,540,401
	Food, Beverage & Tobacco — 7.7%
650,200	Altria Group, Inc.	13,082,024
130,000	Archer-Daniels-Midland Co.	3,816,800
228,000	Coca-Cola Enterprises, Inc.	5,825,400
988,300	Coca-Cola Co. (The)	52,103,176
58,700	Dean Foods Co. *	856,433
41,300	General Mills, Inc.	2,974,013
2,700	Green Mountain Coffee Roasters, Inc. *	227,853
39,800	Hansen Natural Corp. *	1,655,680
10,200	Hormel Foods Corp.	419,322
53,800	Kellogg Co.	2,805,670

See accompanying notes to the financial statements.

5

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
11,100	Lorillard, Inc.	810,744
84,500	Pepsi Bottling Group (The), Inc.	3,230,435
542,500	PepsiCo, Inc.	33,889,975
672,800	Philip Morris International, Inc.	32,953,744
	Total Food, Beverage & Tobacco	154,651,269
	Health Care Equipment & Services — 8.5%
54,700	Aetna, Inc.	1,640,453
233,900	AmerisourceBergen Corp.	6,558,556
35,900	Baxter International, Inc.	2,043,787
166,000	Cardinal Health, Inc.	5,639,020
36,800	Cerner Corp. *	3,052,560
182,300	Cigna Corp.	6,245,598
23,500	Community Health Systems, Inc. *	805,345
71,600	Coventry Health Care, Inc. *	1,659,688
21,000	DaVita, Inc. *	1,293,810
72,600	Express Scripts, Inc. *	6,970,326
8,100	Hospira, Inc. *	423,873
56,600	Humana, Inc. *	2,678,878
14,900	Intuitive Surgical, Inc. *	5,172,386
16,600	Inverness Medical Innovations, Inc. *	647,732
194,900	McKesson Corp.	11,528,335
15,900	Medco Health Solutions, Inc. *	1,005,516
325,000	Medtronic, Inc.	14,105,000
30,000	Patterson Cos., Inc. *	890,400
31,200	Quest Diagnostics, Inc.	1,770,600
13,700	ResMed, Inc. *	781,996
57,800	Stryker Corp.	3,069,180
1,578,572	UnitedHealth Group, Inc.	53,450,448
436,700	WellPoint, Inc. *	27,018,629
206,200	Zimmer Holdings, Inc. *	11,821,446
	Total Health Care Equipment & Services	170,273,562

See accompanying notes to the financial statements.

6

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Household & Personal Products — 2.9%
69,800	Avon Products, Inc.	2,124,712
272,500	Colgate-Palmolive Co.	22,601,150
84,900	Kimberly-Clark Corp.	5,156,826
444,800	Procter & Gamble Co. (The)	28,146,944
	Total Household & Personal Products	58,029,632
	Insurance — 1.7%
75,900	Aflac, Inc.	3,753,255
170,600	Allstate Corp. (The)	5,331,250
9,800	American Financial Group, Inc.	253,526
19,700	Assurant, Inc.	601,244
39,900	Brown & Brown, Inc.	669,522
74,400	Chubb Corp.	3,754,224
45,500	CNA Financial Corp. *	1,118,845
89,500	Fidelity National Financial, Inc.-Class A	1,275,375
15,600	First American Corp.	502,788
57,000	HCC Insurance Holdings, Inc.	1,590,300
58,500	MetLife, Inc.	2,128,815
18,200	Old Republic International Corp.	205,478
32,200	Prudential Financial, Inc.	1,687,602
20,500	Torchmark Corp.	953,250
3,900	Transatlantic Holdings, Inc.	193,830
174,900	Travelers Cos. (The), Inc.	9,197,991
63,850	W.R. Berkley Corp.	1,643,499
	Total Insurance	34,860,794
	Materials — 2.9%
23,500	Air Products & Chemicals, Inc.	1,611,630
5,400	Albemarle Corp.	202,446
280,600	Alcoa, Inc.	3,731,980
6,500	Allegheny Technologies, Inc.	283,790
4,500	Ashland, Inc.	211,860
82,900	Barrick Gold Corp.	3,122,014
46,600	Celanese Corp.-Class A	1,453,454

See accompanying notes to the financial statements.

7

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Materials — continued
310,500	Dow Chemical Co. (The)	8,790,255
5,800	E.I. du Pont de Nemours & Co.	195,576
14,500	Eastman Chemical Co.	863,475
175,300	Freeport-McMoRan Copper & Gold, Inc.	13,175,548
96,100	International Paper Co.	2,226,637
28,800	Lubrizol Corp.	2,275,488
46,900	MeadWestvaco Corp.	1,075,886
8,000	Nalco Holding Co.	186,080
19,000	Nucor Corp.	786,600
8,300	Reliance Steel & Aluminum Co.	368,022
87,900	Schweitzer-Mauduit International, Inc.	4,034,610
462,000	Southern Copper Corp.	13,564,320
7,640	United States Steel Corp.	404,462
7,470	Walter Energy, Inc.	586,918
	Total Materials	59,151,051
	Media — 1.5%
374,300	CBS Corp.-Class B (Non Voting)	4,862,157
32,200	Discovery Communications, Inc. *	1,003,030
17,700	Discovery Communications, Inc.-Class C *	469,758
63,060	Liberty Media Corp. - Starz-Class A *	3,211,646
703,500	News Corp.-Class A	9,405,795
12,100	Omnicom Group, Inc.	443,102
27,464	Time Warner Cable, Inc.	1,282,294
202,400	Viacom, Inc.-Class B *	6,001,160
157,600	Virgin Media, Inc.	2,553,120
	Total Media	29,232,062
	Pharmaceuticals, Biotechnology & Life Sciences — 14.3%
402,900	Abbott Laboratories	21,869,412
59,100	Allergan, Inc.	3,453,213
301,300	Amgen, Inc. *	17,056,593
102,000	Biogen Idec, Inc. *	5,611,020
152,400	Bristol-Myers Squibb Co.	3,735,324

See accompanying notes to the financial statements.

8

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
22,400	Dendreon Corp. *	699,552
673,400	Eli Lilly & Co.	23,124,556
18,600	Endo Pharmaceuticals Holdings, Inc. *	423,150
367,600	Forest Laboratories, Inc. *	10,983,888
51,000	Gilead Sciences, Inc. *	2,428,110
1,081,700	Johnson & Johnson	68,147,100
34,200	King Pharmaceuticals, Inc. *	384,750
40,000	Life Technologies Corp. *	2,030,400
1,025,485	Merck & Co., Inc.	37,819,887
2,000	Mettler-Toledo International, Inc. *	198,820
81,500	Mylan, Inc. *	1,739,210
4,669,236	Pfizer, Inc.	81,945,092
67,200	Thermo Fisher Scientific, Inc. *	3,277,344
21,300	Watson Pharmaceuticals, Inc. *	847,527
	Total Pharmaceuticals, Biotechnology & Life Sciences	285,774,948
	Retailing — 4.3%
38,100	Abercrombie & Fitch Co.-Class A	1,387,602
37,900	Advance Auto Parts, Inc.	1,546,320
96,700	Aeropostale, Inc. *	3,419,312
87,700	Amazon.com Inc. *	10,383,680
60,700	American Eagle Outfitters, Inc.	1,024,009
79,800	AutoNation, Inc. *	1,416,450
46,650	AutoZone, Inc. *	7,740,634
49,900	Bed Bath & Beyond, Inc. *	2,076,339
103,400	Best Buy Co., Inc.	3,774,100
92,800	CarMax, Inc. *	1,873,632
3,900	Dollar Tree, Inc. *	217,386
131,600	Expedia, Inc. *	2,926,784
27,000	Family Dollar Stores, Inc.	890,730
174,300	Gap (The), Inc.	3,747,450
39,400	Guess?, Inc.	1,607,126
289,004	Home Depot, Inc.	9,016,925
60,400	J.C. Penney Co., Inc.	1,665,832

See accompanying notes to the financial statements.

9

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retailing — continued
54,500	Kohl's Corp. *	2,933,190
161,400	Liberty Media Corp.-Interactive-Class A *	2,032,026
86,300	Limited Brands, Inc.	1,908,093
87,700	Macy's, Inc.	1,679,455
143,100	Nordstrom, Inc.	5,286,114
37,800	O'Reilly Automotive, Inc. *	1,485,540
31,600	PetSmart, Inc.	860,152
28,100	Priceline.com Inc. *	6,371,956
15,700	Ross Stores, Inc.	767,887
24,500	Sears Holdings Corp. *	2,343,915
11,900	Sherwin-Williams Co. (The)	754,222
15,900	Tiffany & Co.	705,801
65,100	TJX Cos. (The), Inc.	2,710,113
37,700	Urban Outfitters, Inc. *	1,214,317
	Total Retailing	85,767,092
	Semiconductors & Semiconductor Equipment — 1.2%
45,500	Advanced Micro Devices, Inc. *	359,905
22,900	Analog Devices, Inc.	669,596
179,600	Broadcom Corp.-Class A	5,625,072
32,700	Cree, Inc. *	2,218,041
44,700	Intel Corp.	917,691
11,400	Lam Research Corp. *	386,574
130,400	Micron Technology, Inc. *	1,181,424
254,000	NVIDIA Corp. *	4,114,800
90,500	ON Semiconductor Corp. *	720,380
350,700	Texas Instruments, Inc.	8,550,066
	Total Semiconductors & Semiconductor Equipment	24,743,549
	Software & Services — 15.5%
34,800	Adobe Systems, Inc. *	1,205,820
20,300	BMC Software, Inc. *	747,852
69,500	Citrix Systems, Inc. *	2,989,195
273,500	Cognizant Technology Solutions Corp.-Class A *	13,163,555

See accompanying notes to the financial statements.

10

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Software & Services — continued
38,500	Computer Sciences Corp. *	1,993,915
401,600	eBay, Inc. *	9,244,832
6,600	Factset Research Systems, Inc.	436,920
39,700	Fidelity National Information Services, Inc.	894,838
8,400	Fiserv, Inc. *	405,132
56,800	Global Payments, Inc.	2,431,608
158,900	Google, Inc.-Class A *	83,708,520
6,400	MasterCard, Inc.-Class A	1,435,968
34,000	McAfee, Inc. *	1,349,460
3,496,600	Microsoft Corp.	100,212,556
1,158,165	Novell, Inc. *	5,431,794
3,205,964	Oracle Corp.	79,027,012
46,900	Red Hat, Inc. *	1,315,545
22,200	Rovi Corp. *	743,700
26,000	Salesforce.com, Inc. *	1,766,700
76,400	Symantec Corp. *	1,264,420
15,100	VMware, Inc. *	747,601
38,500	Yahoo!, Inc. *	589,435
	Total Software & Services	311,106,378
	Technology Hardware & Equipment — 11.3%
71,800	Agilent Technologies, Inc. *	2,258,828
341,810	Apple, Inc. *	69,941,162
106,500	Brocade Communications Systems, Inc. *	619,830
1,769,600	Cisco Systems, Inc. *	43,054,368
387,400	Corning, Inc.	6,829,862
464,506	Dell, Inc. *	6,145,415
182,400	EMC Corp. *	3,190,176
91,300	Hewlett-Packard Co.	4,637,127
174,900	International Business Machines Corp.	22,240,284
41,400	Jabil Circuit, Inc.	628,038
49,700	Juniper Networks, Inc. *	1,390,606
1,067,500	Motorola, Inc. *	7,216,300
97,400	NetApp, Inc. *	2,922,974

See accompanying notes to the financial statements.

11

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
1,157,200	Qualcomm, Inc.	42,457,668
79,400	SanDisk Corp. *	2,312,922
43,600	Teradata Corp. *	1,329,364
226,300	Western Digital Corp. *	8,741,969
	Total Technology Hardware & Equipment	225,916,893
	Telecommunication Services — 1.0%
435,167	AT&T, Inc.	10,796,493
26,200	CenturyTel, Inc.	897,874
33,900	Crown Castle International Corp. *	1,281,420
23,400	NII Holdings, Inc. *	875,628
213,822	Verizon Communications, Inc.	6,185,871
	Total Telecommunication Services	20,037,286
	Transportation — 0.2%
44,200	CSX Corp.	2,097,732
10,100	FedEx Corp.	856,076
6,400	Kansas City Southern *	219,520
16,900	Southwest Airlines Co.	212,602
	Total Transportation	3,385,930
	Utilities — 0.2%
180,700	AES Corp. (The) *	2,112,383
33,600	Aqua America, Inc.	575,232
10,600	FPL Group, Inc.	491,522
20,300	PG&E Corp.	850,976
	Total Utilities	4,030,113
	TOTAL COMMON STOCKS (COST $1,913,336,718)	1,980,054,779

See accompanying notes to the financial statements.

12

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.1%
	Money Market Funds — 0.1%
2,310,627	State Street Institutional Treasury Money Market Fund-Institutional Class	2,310,627
	Other Short-Term Investments — 1.0%
20,000,000	U.S. Treasury Bill, 0.50%, due 04/08/10 (a)	19,989,333
	TOTAL SHORT-TERM INVESTMENTS (COST $22,299,960)	22,299,960
	TOTAL INVESTMENTS — 99.9% (Cost $1,935,636,678)	2,002,354,739
	Other Assets and Liabilities (net) — 0.1%	2,535,969
	TOTAL NET ASSETS — 100.0%	$2,004,890,708

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

13

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $1,935,636,678) (Note 2)	$2,002,354,739
Receivable for investments sold	2,167,644
Receivable for Fund shares sold	79,593
Dividends receivable	4,621,920
Receivable for expenses reimbursed by Manager (Note 5)	52,444
Total assets	2,009,276,340
Liabilities:
Payable for investments purchased	2,013,020
Payable for Fund shares repurchased	1,514,454
Payable to affiliate for (Note 5):
Management fee	476,584
Shareholder service fee	137,571
Administration fee – Class M	195
Trustees and Chief Compliance Officer of GMO Trust fees	3,885
Payable for 12b-1 fee – Class M	521
Accrued expenses	239,402
Total liabilities	4,385,632
Net assets	$2,004,890,708

See accompanying notes to the financial statements.

14

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010 — (Continued)

Net assets consist of:
Paid-in capital	$2,794,959,925
Accumulated undistributed net investment income	4,665,485
Accumulated net realized loss	(861,452,763)
Net unrealized appreciation	66,718,061
$2,004,890,708
Net assets attributable to:
Class III shares	$519,308,808
Class IV shares	$415,267,225
Class VI shares	$1,069,029,755
Class M shares	$1,284,920
Shares outstanding:
Class III	49,128,417
Class IV	39,377,826
Class VI	101,385,785
Class M	121,612
Net asset value per share:
Class III	$10.57
Class IV	$10.55
Class VI	$10.54
Class M	$10.57

See accompanying notes to the financial statements.

15

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $8,892)	$41,489,379
Interest	83,922
Total investment income	41,573,301
Expenses:
Management fee (Note 5)	5,916,928
Shareholder service fee – Class III (Note 5)	864,145
Shareholder service fee – Class IV (Note 5)	369,757
Shareholder service fee – Class VI (Note 5)	528,803
12b-1 fee – Class M (Note 5)	3,434
Administration fee – Class M (Note 5)	2,748
Custodian, fund accounting agent and transfer agent fees	316,814
Legal fees	96,520
Audit and tax fees	66,233
Trustees fees and related expenses (Note 5)	37,892
Registration fees	28,884
Miscellaneous	30,565
Total expenses	8,262,723
Fees and expenses reimbursed by Manager (Note 5)	(522,979)
Expense reductions (Note 2)	(1,844)
Net expenses	7,737,900
Net investment income (loss)	33,835,401
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(247,779,176)
Closed futures contracts	(2,125,814)
Net realized gain (loss)	(249,904,990)
Change in net unrealized appreciation (depreciation) on:
Investments	824,327,974
Open futures contracts	4,979,701
Net unrealized gain (loss)	829,307,675
Net realized and unrealized gain (loss)	579,402,685
Net increase (decrease) in net assets resulting from operations	$613,238,086

See accompanying notes to the financial statements.

16

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$33,835,401	$49,233,468
Net realized gain (loss)	(249,904,990)	(579,585,591)
Change in net unrealized appreciation (depreciation)	829,307,675	(503,529,996)
Net increase (decrease) in net assets from operations	613,238,086	(1,033,882,119)
Distributions to shareholders from:
Net investment income
Class III	(10,923,666)	(13,415,542)
Class IV	(6,982,974)	(7,250,680)
Class VI	(18,598,750)	(29,721,224)
Class M	(23,641)	(406,196)
Total distributions from net investment income	(36,529,031)	(50,793,642)
Net share transactions (Note 9):
Class III	(175,328,045)	(333,388,149)
Class IV	19,146,175	(29,109,705)
Class VI	(70,070,440)	(550,731,373)
Class M	(974,725)	(44,651,124)
Increase (decrease) in net assets resulting from net share transactions	(227,227,035)	(957,880,351)
Total increase (decrease) in net assets	349,482,020	(2,042,556,112)
Net assets:
Beginning of period	1,655,408,688	3,697,964,800
End of period (including accumulated undistributed net investment income of $4,665,485 and $7,202,149, respectively)	$2,004,890,708	$1,655,408,688

See accompanying notes to the financial statements.

17

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.65		$12.05		$14.77		$14.50	$14.28
Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.18		0.22		0.22	0.24
Net realized and unrealized gain (loss)	2.93		(4.40)		(1.10)		0.64	0.54
Total from investment operations	3.10		(4.22)		(0.88)		0.86	0.78
Less distributions to shareholders:
From net investment income	(0.18)		(0.18)		(0.25)		(0.22)	(0.24)
From net realized gains	—		—		(1.59)		(0.37)	(0.32)
Total distributions	(0.18)		(0.18)		(1.84)		(0.59)	(0.56)
Net asset value, end of period	$10.57		$7.65		$12.05		$14.77	$14.50
Total Return(a)	40.85%		(35.39)%		(7.33)%		5.97%	5.60%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$519,309		$509,120		$1,131,800		$1,789,872	$2,841,959
Net expenses to average daily net assets	0.46	%(b)	0.46	%(b)	0.46	%(b)	0.46%	0.47%
Net investment income (loss) to average daily net assets	1.73%		1.70%		1.55%		1.51%	1.69%
Portfolio turnover rate	52%		62%		71%		78%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.02%		0.02%		0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

18

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.63		$12.02		$14.75		$14.48	$14.26
Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.19		0.22		0.22	0.25
Net realized and unrealized gain (loss)	2.93		(4.39)		(1.10)		0.65	0.54
Total from investment operations	3.10		(4.20)		(0.88)		0.87	0.79
Less distributions to shareholders:
From net investment income	(0.18)		(0.19)		(0.26)		(0.23)	(0.25)
From net realized gains	—		—		(1.59)		(0.37)	(0.32)
Total distributions	(0.18)		(0.19)		(1.85)		(0.60)	(0.57)
Net asset value, end of period	$10.55		$7.63		$12.02		$14.75	$14.48
Total Return(a)	41.04%		(35.36)%		(7.36)%		6.05%	5.66%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$415,267		$286,333		$478,084		$602,048	$749,822
Net expenses to average daily net assets	0.41	%(b)	0.41	%(b)	0.41	%(b)	0.41%	0.43%
Net investment income (loss) to average daily net assets	1.76%		1.78%		1.57%		1.55%	1.76%
Portfolio turnover rate	52%		62%		71%		78%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.02%		0.02%		0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.63		$12.02		$14.75		$14.47	$14.26
Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.19		0.23		0.23	0.25
Net realized and unrealized gain (loss)	2.93		(4.38)		(1.11)		0.65	0.54
Total from investment operations	3.10		(4.19)		(0.88)		0.88	0.79
Less distributions to shareholders:
From net investment income	(0.19)		(0.20)		(0.26)		(0.23)	(0.26)
From net realized gains	—		—		(1.59)		(0.37)	(0.32)
Total distributions	(0.19)		(0.20)		(1.85)		(0.60)	(0.58)
Net asset value, end of period	$10.54		$7.63		$12.02		$14.75	$14.47
Total Return(a)	40.96%		(35.33)%		(7.32)%		6.17%	5.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,069,030		$858,170		$2,031,659		$3,671,926	$2,543,300
Net expenses to average daily net assets	0.37	%(b)	0.37	%(b)	0.37	%(b)	0.37%	0.38%
Net investment income (loss) to average daily net assets	1.80%		1.78%		1.63%		1.61%	1.78%
Portfolio turnover rate	52%		62%		71%		78%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.02%		0.02%		0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

20

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.65		$12.03		$14.75		$14.47	$14.26
Income (loss) from investment operations:
Net investment income (loss)†	0.14		0.15		0.18		0.18	0.20
Net realized and unrealized gain (loss)	2.94		(4.40)		(1.11)		0.64	0.53
Total from investment operations	3.08		(4.25)		(0.93)		0.82	0.73
Less distributions to shareholders:
From net investment income	(0.16)		(0.13)		(0.20)		(0.17)	(0.20)
From net realized gains	—		—		(1.59)		(0.37)	(0.32)
Total distributions	(0.16)		(0.13)		(1.79)		(0.54)	(0.52)
Net asset value, end of period	$10.57		$7.65		$12.03		$14.75	$14.47
Total Return(a)	40.51%		(35.61)%		(7.64)%		5.73%	5.22%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,285		$1,786		$56,422		$131,640	$157,009
Net expenses to average daily net assets	0.76	%(b)	0.76	%(b)	0.76	%(b)	0.76%	0.77%
Net investment income (loss) to average daily net assets	1.51%		1.29%		1.23%		1.22%	1.41%
Portfolio turnover rate	52%		62%		71%		78%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.02%		0.02%		0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

21

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO U.S. Core Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming its benchmark, the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts) tied economically to the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the period ended February 28, 2010, the Fund had four classes of shares outstanding: Class III, Class IV, Class VI, and Class M. Class M shares bear an administration fee and a 12b-1 fee while Classes III, IV and VI bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

22

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$1,980,054,779	$—	$—	$1,980,054,779
Short-Term Investments	2,310,627	19,989,333	—	22,299,960
Total Investments	1,982,365,406	19,989,333	—	2,002,354,739
Total	$1,982,365,406	$19,989,333	$—	$2,002,354,739

23

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

All of the Fund's common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$36,529,031	$50,793,642

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

24

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,665,485
Other Tax Attributes:
Capital loss carryforwards	$(764,594,823)
Post-October capital loss deferral	$(24,183,972)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(253,190,292)
2/28/2018	(511,404,531)
Total	$(764,594,823)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,008,310,645	$96,003,402	$(101,959,308)	$(5,955,906)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

25

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities

26

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely

27

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

28

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set

29

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset

30

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the

31

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(2,125,814)	$—	$(2,125,814)
Total	$—	$—	$—	$(2,125,814)	$—	$(2,125,814)
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$4,979,701	$—	$4,979,701
Total	$—	$—	$—	$4,979,701	$—	$4,979,701

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures Contracts
Average amount outstanding	$33,625,322

32

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IVshares and 0.055% for Class VI shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, administration fees, distribution (12b-1) fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $37,892 and $15,946, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

33

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $958,114,659 and $1,104,932,071, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 34.71% of the outstanding shares of the Fund were held by two shareholders. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. The shareholder is another Fund of the Trust.

As of February 28, 2010, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 51.11% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,511,410	$32,897,874	10,238,738	$93,997,492
Shares issued to shareholders in reinvestment of distributions	966,073	8,947,756	1,047,915	11,222,375
Shares repurchased	(21,930,843)	(217,173,675)	(38,645,942)	(438,608,016)
Net increase (decrease)	(17,453,360)	$(175,328,045)	(27,359,289)	$(333,388,149)

34

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class IV:	Shares	Amount	Shares	Amount
Shares sold	7,571,207	$76,018,597	10,729,862	$87,517,393
Shares issued to shareholders in reinvestment of distributions	726,034	6,697,682	656,519	6,901,870
Shares repurchased	(6,449,352)	(63,570,104)	(13,623,143)	(123,528,968)
Net increase (decrease)	1,847,889	$19,146,175	(2,236,762)	$(29,109,705)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class VI:	Shares	Amount	Shares	Amount
Shares sold	25,991,710	$252,219,486	39,043,308	$402,535,356
Shares issued to shareholders in reinvestment of distributions	2,002,865	18,598,750	2,776,239	29,721,224
Shares repurchased	(39,110,545)	(340,888,676)	(98,313,498)	(982,987,953)
Net increase (decrease)	(11,115,970)	$(70,070,440)	(56,493,951)	$(550,731,373)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class M:	Shares	Amount	Shares	Amount
Shares sold	—	$—	10,515	$128,124
Shares issued to shareholders in reinvestment of distributions	2,609	23,641	36,243	406,197
Shares repurchased	(114,519)	(998,366)	(4,504,666)	(45,185,445)
Net increase (decrease)	(111,910)	$(974,725)	(4,457,908)	$(44,651,124)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

36

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

37

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2010 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,087.10	$2.38
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31
Class IV
1) Actual	0.41%	$1,000.00	$1,087.60	$2.12
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06
Class VI
1) Actual	0.37%	$1,000.00	$1,086.80	$1.91
2) Hypothetical	0.37%	$1,000.00	$1,022.96	$1.86
Class M
1) Actual	0.76%	$1,000.00	$1,085.50	$3.93
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

38

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 94.51% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

39

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

40

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

41

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

42

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

43

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Equity Allocation Fund returned +38.9% for the fiscal year ended February 28, 2010, as compared with +56.0% for the Russell 3000 Index. During the fiscal year, the Fund was exposed substantially to common stocks through its investment in underlying GMO Trust mutual funds.

Underlying fund implementation was negative, detracting 15.0% from relative performance, as GMO U.S. Core Equity Fund and GMO Quality Fund each underperformed their respective benchmarks during the period.

Asset allocation detracted 2.0% from relative performance. The Fund's overweight to large capitalization equities and underweight to small capitalization equities detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Equity Allocation Fund Class III Shares and the Russell 3000 Index As of February 28, 2010

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
2/29/00
$10,000,000
$15,440,550
$10,167,630
$10,070,060
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO U.S. Equity Allocation Fund
Russell 3000 Index
Russell 3000 Index ++*

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	38.94%	-0.08%	4.44%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

*  Russell 3000 Index ++ represents the S&P 500 Index prior to February 28, 2003 and the Russell 3000 Index thereafter.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.1%
Short-Term Investments	2.4
Futures Contracts	0.0
Other	1.5
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
3,356,495	GMO Quality Fund, Class VI	63,773,409
5,929,516	GMO U.S. Core Equity Fund, Class VI	62,497,103
96,753	GMO U.S. Small/Mid Cap Growth Fund, Class III	1,080,728
184,161	GMO U.S. Small/Mid Cap Value Fund, Class III	1,202,569
	TOTAL MUTUAL FUNDS (COST $136,846,952)	128,553,809
	SHORT-TERM INVESTMENTS — 0.0%
39,393	State Street Eurodollar Time Deposit, 0.01%, due 03/01/10	39,393
	TOTAL SHORT-TERM INVESTMENTS (COST $39,393)	39,393
	TOTAL INVESTMENTS — 100.0% (Cost $136,886,345)	128,593,202
	Other Assets and Liabilities (net) — (0.0%)	(28,655)
	TOTAL NET ASSETS — 100.0%	$128,564,547

See accompanying notes to the financial statements.

2

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in affiliated issuers, at value (cost $136,846,952) (Notes 2 and 10)	$128,553,809
Investments in unaffiliated issuers, at value (cost $39,393) (Note 2)	39,393
Receivable for investments sold	115,600
Receivable for expenses reimbursed by Manager (Note 5)	6,132
Total assets	128,714,934
Liabilities:
Payable for Fund shares repurchased	115,600
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	286
Accrued expenses	34,501
Total liabilities	150,387
Net assets	$128,564,547
Net assets consist of:
Paid-in capital	$144,654,066
Accumulated undistributed net investment income	1,110,734
Accumulated net realized loss	(8,907,110)
Net unrealized depreciation	(8,293,143)
$128,564,547
Net assets attributable to:
Class III shares	$128,564,547
Shares outstanding:
Class III	28,173,110
Net asset value per share:
Class III	$4.56

See accompanying notes to the financial statements.

3

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$2,239,851
Interest	3
Total investment income	2,239,854
Expenses:
Audit and tax fees	31,822
Custodian, fund accounting agent and transfer agent fees	12,878
Registration fees	6,530
Legal fees	5,673
Trustees fees and related expenses (Note 5)	2,038
Miscellaneous	3,117
Total expenses	62,058
Fees and expenses reimbursed by Manager (Note 5)	(59,077)
Expense reductions (Note 2)	(311)
Net expenses	2,670
Net investment income (loss)	2,237,184
Realized and unrealized gain (loss):
Investments in affiliated issuers	(496,961)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	31,860,661
Net realized and unrealized gain (loss)	31,363,700
Net increase (decrease) in net assets resulting from operations	$33,600,884

See accompanying notes to the financial statements.

4

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,237,184	$1,642,157
Net realized gain (loss)	(496,961)	(7,896,007)
Change in net unrealized appreciation (depreciation)	31,860,661	(27,592,432)
Net increase (decrease) in net assets from operations	33,600,884	(33,846,282)
Distributions to shareholders from:
Net investment income
Class III	(1,126,450)	(1,637,551)
Net realized gains
Class III	—	(1,644,462)
	(1,126,450)	(3,282,013)
Net share transactions (Note 9):
Class III	26,669,880	11,468,444
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	4,778	8,571
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	26,674,658	11,477,015
Total increase (decrease) in net assets	59,149,092	(25,651,280)
Net assets:
Beginning of period	69,415,455	95,066,735
End of period (including accumulated undistributed net investment income of $1,110,734 and $0, respectively)	$128,564,547	$69,415,455

See accompanying notes to the financial statements.

5

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$3.31		$5.11		$6.38		$6.56	$6.41
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.09		0.11		0.10	0.10
Net realized and unrealized gain (loss)	1.21		(1.70)		(0.42)		0.28	0.31
Total from investment operations	1.29		(1.61)		(0.31)		0.38	0.41
Less distributions to shareholders:
From net investment income	(0.04)		(0.08)		(0.32)		(0.15)	(0.12)
From net realized gains	—		(0.11)		(0.64)		(0.41)	(0.14)
Total distributions	(0.04)		(0.19)		(0.96)		(0.56)	(0.26)
Net asset value, end of period	$4.56		$3.31		$5.11		$6.38	$6.56
Total Return(b)	38.94%		(32.42)%		(6.43)%		6.48%	6.45%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$128,565		$69,415		$95,067		$149,312	$173,146
Net expenses to average daily net assets(c)	0.00	%(d)(e)	0.00	%(d)(e)	0.00	%(d)(e)	0.04%	0.01%
Net investment income (loss) to average daily net assets(a)	1.99%		1.94%		1.78%		1.63%	1.52%
Portfolio turnover rate	2%		39%		26%		35%	13%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.06%		0.04%		0.18%	0.51%
Purchase premiums and redemption fees consisted of the following per share amounts:(f)†	$0.00	(f)	$0.00		$0.00		$0.00	$0.00

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(d)  The net expense ratio does not include the effect of expense reductions (Note 2).

(e)  Net expenses were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

6

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO U.S. Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the Russell 3000 Index. The Fund is a fund of funds and invests primarily in shares of the GMO U.S. Equity Funds. The Fund also may invest in shares of GMO Flexible Equities Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). The Fund seeks exposure to U.S. equity securities (including both growth and value style equities and equities of any market capitalization) in the Wilshire 5000 Stock Index through its investments in the underlying funds. Although the Fund's primary exposure is to U.S. equity securities, the Fund also may have exposure to foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts) tied economically to the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

7

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 5.95% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

8

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$128,553,809	$—	$—	$128,553,809
Short-Term Investments	39,393	—	—	39,393
Total	$128,593,202	$—	$—	$128,593,202

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments denominated in foreign currency. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts and currency gains and losses realized between the trade and settlement dates on securities transactions. In addition, the difference between the amount of investment income and foreign withholding taxes, if any, that are recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

9

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$1,126,450	$1,646,927
Net long-term capital gain	—	1,635,086
Total distributions	$1,126,450	$3,282,013

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$1,110,735
Other Tax Attributes:
Capital loss carryforwards	$(4,641,440)
Post-October capital loss deferral	$(17,496)

10

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(136,192)
2/28/2017	(4,328,424)
2/28/2018	(176,824)
Total	$(4,641,440)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$141,134,518	$—	$(12,541,316)	$(12,541,316)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

11

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to September 14, 2009, the premium on cash purchases and the fee on cash redemptions were each 0.02% of the amount invested or redeemed. Effective September 14, 2009, the premium on cash purchases and the fee on cash redemptions were eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides

12

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premiums and /or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's and the underlying funds' investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

13

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extend than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-saving profits.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund's foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by underlying funds), Credit and Counterparty Risk (risk of default of an underlying fund's derivatives counterparty or a borrower of an underlying fund's securities), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund's investments to fluctuate more than if it invested insecurities of companies in a broader range of industries), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund's or the underlying fund's performance more than if the Fund or the underlying fund were diversified.

14

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $2,038 and $941, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.323%	0.057%	0.380%

15

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $30,109,118 and $2,335,124, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 75.11% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,489,744	$27,882,504	7,356,216	$34,747,429
Shares issued to shareholders in reinvestment of distributions	181,207	853,486	743,764	3,203,902
Shares repurchased	(456,960)	(2,066,110)	(5,738,257)	(26,482,887)
Purchase premiums	—	4,651	—	3,848
Redemption fees	—	127	—	4,723
Net increase (decrease)	7,213,991	$26,674,658	2,361,723	$11,477,015

16

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Quality Fund, Class VI	$36,936,978	$13,237,514	$1,372,564	$1,148,272	$—	$63,773,409
GMO U.S. Core Equity Fund, Class VI	31,320,002	16,455,475	962,560	1,075,450	—	62,497,103
GMO U.S. Small/Mid Cap Growth Fund, Class III	542,365	202,415	—	2,415	—	1,080,728
GMO U.S. Small/Mid Cap Value Fund, Class III	619,508	213,714	—	13,714	—	1,202,569
Totals	$69,418,853	$30,109,118	$2,335,124	$2,239,851	$—	$128,553,809

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and tranfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

18

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.38%	$1,000.00	$1,087.20	$1.97
2) Hypothetical	0.38%	$1,000.00	$1,022.91	$1.91

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

20

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes for	Votes withheld	Total votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

23

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

24

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO U.S. Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO U.S. Growth Fund returned +41.9% for the fiscal year ended February 28, 2010, as compared with +54.2% for the Russell 1000 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted overall from returns relative to the Russell 1000 Growth Index. Selections in Consumer Discretionary, Energy, and Information Technology were among the detractors. In terms of individual stocks, overweight positions in Microsoft and Estée Lauder and an underweight in Monsanto were among the positions adding to relative returns. Overweight positions in Wal-Mart Stores, Exxon Mobil, and Amgen were among the positions detracting from relative returns.

Sector selection also detracted overall from returns relative to the Russell 1000 Growth Index. Sector weightings positively impacting relative performance included underweight positions in Materials and Utilities. Sector weightings negatively impacting relative performance included overweight positions in Consumer Staples and Health Care and an underweight in Information Technology.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

†  The Fund is the successor to GMO Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Growth Fund.

GMO U.S. Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.5%
Short-Term Investments	3.3
Futures Contracts	0.0
Other	0.2
100.0%
Industry Group Summary	% of Equity Investments
Software & Services	17.9%
Technology Hardware & Equipment	17.8
Food, Beverage & Tobacco	15.8
Pharmaceuticals, Biotechnology & Life Sciences	12.7
Household & Personal Products	7.7
Food & Staples Retailing	6.7
Health Care Equipment & Services	4.2
Capital Goods	3.8
Retailing	3.4
Consumer Services	3.3
Energy	1.8
Materials	1.5
Semiconductors & Semiconductor Equipment	1.0
Consumer Durables & Apparel	0.6
Telecommunication Services	0.6
Diversified Financials	0.5
Transportation	0.4
Media	0.3
Utilities	0.0
100.0%

1

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%
	Capital Goods — 3.6%
7,100	3M Co.	569,065
200	Cummins, Inc.	11,356
500	First Solar, Inc. *	52,950
700	Flowserve Corp.	70,063
2,200	Goodrich Corp.	144,386
500	Precision Castparts Corp.	56,375
600	Raytheon Co.	33,744
2,100	TransDigm Group, Inc.	105,462
6,700	United Technologies Corp.	459,955
	Total Capital Goods	1,503,356
	Consumer Durables & Apparel — 0.6%
1,300	Coach, Inc.	47,372
300	Hasbro, Inc.	10,734
2,600	Nike, Inc.-Class B	175,760
	Total Consumer Durables & Apparel	233,866
	Consumer Services — 3.2%
2,500	Apollo Group, Inc.-Class A *	149,700
400	Brink's Home Security Holdings, Inc. *	16,740
1,200	Burger King Holdings, Inc.	21,468
400	Darden Restaurants, Inc.	16,220
2,800	Las Vegas Sands Corp. *	46,564
13,400	McDonald's Corp.	855,590
600	Strayer Education, Inc.	136,098
2,500	Yum! Brands, Inc.	84,300
	Total Consumer Services	1,326,680
	Diversified Financials — 0.5%
200	BlackRock, Inc.	43,760
1,700	Charles Schwab Corp. (The)	31,127
700	Franklin Resources, Inc.	71,204

See accompanying notes to the financial statements.

2

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Diversified Financials — continued
1,800	MSCI, Inc.-Class A *	53,964
	Total Diversified Financials	200,055
	Energy — 1.7%
8,800	Exxon Mobil Corp.	572,000
2,100	PetroHawk Energy Corp. *	44,940
1,900	Southwestern Energy Co. *	80,845
	Total Energy	697,785
	Food & Staples Retailing — 6.5%
3,900	Costco Wholesale Corp.	237,783
5,900	CVS Caremark Corp.	199,125
4,000	Kroger Co. (The)	88,400
10,400	Sysco Corp.	300,560
14,500	Walgreen Co.	510,980
23,500	Wal-Mart Stores, Inc.	1,270,645
1,700	Whole Foods Market, Inc. *	60,333
	Total Food & Staples Retailing	2,667,826
	Food, Beverage & Tobacco — 15.2%
23,184	Altria Group, Inc.	466,462
3,300	Brown-Forman Corp.-Class B	172,788
4,500	Campbell Soup Co.	149,985
21,100	Coca-Cola Co. (The)	1,112,392
5,100	Flowers Foods, Inc.	129,999
3,400	General Mills, Inc.	244,834
1,200	Green Mountain Coffee Roasters, Inc. *	101,268
4,100	Hansen Natural Corp. *	170,560
4,000	Hershey Co. (The)	159,040
3,400	HJ Heinz Co.	156,060
3,200	Hormel Foods Corp.	131,552
4,600	Kellogg Co.	239,890
6,100	Lorillard, Inc.	445,544
4,800	McCormick & Co., Inc. (Non Voting)	178,128

See accompanying notes to the financial statements.

3

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
3,700	Mead Johnson Nutrition Co.	175,010
1,100	Pepsi Bottling Group (The), Inc.	42,053
22,300	PepsiCo, Inc.	1,393,081
16,184	Philip Morris International, Inc.	792,692
	Total Food, Beverage & Tobacco	6,261,338
	Health Care Equipment & Services — 4.0%
1,600	AmerisourceBergen Corp.	44,864
4,800	Baxter International, Inc.	273,264
900	Beckman Coulter, Inc.	59,004
600	C.R. Bard, Inc.	50,268
600	Community Health Systems, Inc. *	20,562
1,800	DaVita, Inc. *	110,898
3,500	Express Scripts, Inc. *	336,035
900	Henry Schein, Inc. *	51,147
500	Laboratory Corp. of America Holdings *	36,655
400	Medco Health Solutions, Inc. *	25,296
12,400	Medtronic, Inc.	538,160
400	Quest Diagnostics, Inc.	22,700
2,300	St Jude Medical, Inc. *	87,906
	Total Health Care Equipment & Services	1,656,759
	Household & Personal Products — 7.5%
500	Alberto-Culver Co.	13,860
5,500	Avon Products, Inc.	167,420
3,400	Church & Dwight Co., Inc.	228,412
4,000	Clorox Co.	245,240
7,000	Colgate-Palmolive Co.	580,580
200	Energizer Holdings, Inc. *	11,590
3,200	Estee Lauder Cos. (The), Inc.-Class A	192,416
500	Herbalife Ltd.	20,025
4,000	Kimberly-Clark Corp.	242,960
700	NBTY, Inc. *	31,780

See accompanying notes to the financial statements.

4

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Household & Personal Products — continued
21,200	Procter & Gamble Co. (The)	1,341,536
	Total Household & Personal Products	3,075,819
	Materials — 1.5%
6,600	Monsanto Co.	466,290
1,400	Owens-Illinois, Inc. *	41,496
1,100	Pactiv Corp. *	27,236
900	Walter Energy, Inc.	70,713
	Total Materials	605,735
	Media — 0.3%
2,300	DirectTV Group (The), Inc.-Class A *	77,855
900	Omnicom Group, Inc.	32,958
	Total Media	110,813
	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
16,800	Abbott Laboratories	911,904
11,800	Amgen, Inc. *	667,998
15,200	Bristol-Myers Squibb Co.	372,552
700	Celgene Corp. *	41,664
10,000	Eli Lilly & Co.	343,400
10,800	Gilead Sciences, Inc. *	514,188
21,764	Johnson & Johnson	1,371,132
15,963	Merck & Co., Inc.	588,715
1,900	Millipore Corp. *	179,379
600	Waters Corp. *	35,796
	Total Pharmaceuticals, Biotechnology & Life Sciences	5,026,728
	Retailing — 3.3%
600	Aaron's, Inc.	17,802
500	Advance Auto Parts, Inc.	20,400
500	Aeropostale, Inc. *	17,680
1,900	Amazon.com Inc. *	224,960
160	AutoZone, Inc. *	26,549

See accompanying notes to the financial statements.

5

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retailing — continued
600	Best Buy Co., Inc.	21,900
900	Chico's FAS, Inc. *	12,195
800	Dick's Sporting Goods, Inc. *	19,464
1,400	Dollar Tree, Inc. *	78,036
900	Expedia, Inc. *	20,016
700	GameStop Corp.-Class A *	12,040
1,900	Gap (The), Inc.	40,850
600	Guess?, Inc.	24,474
300	Netflix, Inc. *	19,815
900	Nordstrom, Inc.	33,246
1,000	PetSmart, Inc.	27,220
2,300	Priceline.com Inc. *	521,548
500	Ross Stores, Inc.	24,455
300	Sherwin-Williams Co. (The)	19,014
2,600	Staples, Inc.	66,976
400	Target Corp.	20,608
1,800	Urban Outfitters, Inc. *	57,978
600	Williams-Sonoma, Inc.	12,876
	Total Retailing	1,340,102
	Semiconductors & Semiconductor Equipment — 1.0%
16,308	Intel Corp.	334,803
3,500	Marvell Technology Group Ltd *	67,620
700	Maxim Integrated Products, Inc.	12,964
	Total Semiconductors & Semiconductor Equipment	415,387
	Software & Services — 17.3%
800	Autodesk, Inc. *	22,304
500	Broadridge Financial Solutions, Inc.	10,520
600	Citrix Systems, Inc. *	25,806
600	Cognizant Technology Solutions Corp.-Class A *	28,878
2,400	Electronic Arts, Inc. *	39,792
2,300	Equinix, Inc. *	217,281
3,010	Google, Inc.-Class A *	1,585,668

See accompanying notes to the financial statements.

6

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Software & Services — continued
600	IAC/InterActiveCorp *	13,434
1,300	Lender Processing Services, Inc.	49,634
2,900	MasterCard, Inc.-Class A	650,673
71,200	Microsoft Corp.	2,040,592
41,100	Oracle Corp.	1,013,115
1,400	Rovi Corp. *	46,900
13,600	Visa, Inc.-Class A	1,159,808
9,300	Western Union Co.	146,754
4,200	Yahoo!, Inc. *	64,302
	Total Software & Services	7,115,461
	Technology Hardware & Equipment — 17.2%
9,890	Apple, Inc. *	2,023,693
54,900	Cisco Systems, Inc. *	1,335,717
4,800	Corning, Inc.	84,624
1,900	FLIR Systems, Inc. *	50,939
20,300	Hewlett-Packard Co.	1,031,037
9,750	International Business Machines Corp.	1,239,810
800	Itron, Inc. *	53,560
3,400	Juniper Networks, Inc. *	95,132
29,400	Qualcomm, Inc.	1,078,686
2,100	Teradata Corp. *	64,029
	Total Technology Hardware & Equipment	7,057,227
	Telecommunication Services — 0.5%
2,800	American Tower Corp.-Class A *	119,448
1,500	Crown Castle International Corp. *	56,700
1,200	SBA Communications Corp.-Class A *	42,432
	Total Telecommunication Services	218,580
	Transportation — 0.4%
500	Union Pacific Corp.	33,685
2,400	United Parcel Service, Inc.-Class B	140,976
	Total Transportation	174,661

See accompanying notes to the financial statements.

7

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	Utilities — 0.0%
500	Allegheny Energy, Inc.	11,325
	TOTAL COMMON STOCKS (COST $36,351,473)	39,699,503
	SHORT-TERM INVESTMENTS — 3.3%
	Money Market Funds — 2.7%
1,098,442	State Street Institutional Treasury Money Market Fund-Institutional Class	1,098,442
	Other Short-Term Investments — 0.6%
250,000	U.S. Treasury Bill, 0.05%, due 03/18/10 (a)	249,994
	TOTAL SHORT-TERM INVESTMENTS (COST $1,348,436)	1,348,436
	TOTAL INVESTMENTS — 99.8% (Cost $37,699,909)	41,047,939
	Other Assets and Liabilities (net) — 0.2%	74,397
	TOTAL NET ASSETS — 100.0%	$41,122,336

See accompanying notes to the financial statements.

8

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
14	S&P 500 E-Mini Index	March 2010	$772,380	$4,319

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

9

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $37,699,909) (Note 2)	$41,047,939
Dividends and interest receivable	74,509
Receivable for collateral on open futures contracts (Note 2)	63,000
Receivable for variation margin on open futures contracts (Note 4)	770
Receivable for expenses reimbursed by Manager (Note 5)	22,932
Total assets	41,209,150
Liabilities:
Payable to affiliate for (Note 5):
Management fee	9,663
Shareholder service fee	4,607
Administration fee – Class M	91
Trustees and Chief Compliance Officer of GMO Trust fees	66
Payable for 12b-1 fee – Class M	246
Accrued expenses	72,141
Total liabilities	86,814
Net assets	$41,122,336
Net assets consist of:
Paid-in capital	$63,319,472
Accumulated undistributed net investment income	82,726
Accumulated net realized loss	(25,632,211)
Net unrealized appreciation	3,352,349
$41,122,336
Net assets attributable to:
Class III shares	$40,521,179
Class M shares	$601,157
Shares outstanding:
Class III	2,773,598
Class M	41,243
Net asset value per share:
Class III	$14.61
Class M	$14.58

See accompanying notes to the financial statements.

10

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends	$865,754
Interest	32
Total investment income	865,786
Expenses:
Management fee (Note 5)	129,936
Shareholder service fee – Class III (Note 5)	61,985
12b-1 fee – Class M (Note 5)	1,478
Administration fee – Class M (Note 5)	1,183
Audit and tax fees	67,429
Custodian, fund accounting agent and transfer agent fees	44,048
Registration fees	23,687
Legal fees	2,082
Trustees fees and related expenses (Note 5)	801
Miscellaneous	2,784
Total expenses	335,413
Fees and expenses reimbursed by Manager (Note 5)	(139,690)
Net expenses	195,723
Net investment income (loss)	670,063
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(4,726,957)
Closed futures contracts	206,570
Net realized gain (loss)	(4,520,387)
Change in net unrealized appreciation (depreciation) on:
Investments	18,134,269
Open futures contracts	155,869
Net unrealized gain (loss)	18,290,138
Net realized and unrealized gain (loss)	13,769,751
Net increase (decrease) in net assets resulting from operations	$14,439,814

See accompanying notes to the financial statements.

11

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$670,063	$1,166,736
Net realized gain (loss)	(4,520,387)	(16,522,474)
Change in net unrealized appreciation (depreciation)	18,290,138	(440,166)
Net increase (decrease) in net assets from operations	14,439,814	(15,795,904)
Distributions to shareholders from:
Net investment income
Class III	(700,931)	(1,064,873)
Class M	(8,245)	(246,973)
Total distributions from net investment income	(709,176)	(1,311,846)
Net share transactions (Note 9):
Class III	(7,776,148)	(77,034,776)
Class M	(115,249)	(68,971,923)
Increase (decrease) in net assets resulting from net share transactions	(7,891,397)	(146,006,699)
Total increase (decrease) in net assets	5,839,241	(163,114,449)
Net assets:
Beginning of period	35,283,095	198,397,544
End of period (including accumulated undistributed net investment income of $82,726 and $94,859, respectively)	$41,122,336	$35,283,095

See accompanying notes to the financial statements.

12

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007	2006
Net asset value, beginning of period	$10.47	$15.82		$17.24		$18.17	$18.26
Income (loss) from investment operations:
Net investment income (loss)†	0.21	0.18		0.17		0.15	0.15
Net realized and unrealized gain (loss)	4.15	(5.32)		(1.06)		0.07	0.86
Total from investment operations	4.36	(5.14)		(0.89)		0.22	1.01
Less distributions to shareholders:
From net investment income	(0.22)	(0.21)		(0.17)		(0.15)	(0.16)
From net realized gains	—	—		(0.36)		(1.00)	(0.94)
Total distributions	(0.22)	(0.21)		(0.53)		(1.15)	(1.10)
Net asset value, end of period	$14.61	$10.47		$15.82		$17.24	$18.17
Total Return(a)	41.94%	(32.84)%		(5.49)%		1.24%	5.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$40,521	$34,758		$129,666		$224,554	$342,203
Net expenses to average daily net assets	0.46%	0.46	%(b)	0.46	%(b)	0.46%	0.48%
Net investment income (loss) to average daily net assets	1.60%	1.19%		0.94%		0.85%	0.84%
Portfolio turnover rate	118%	70%		97%		111%	94%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.33%	0.19%		0.07%		0.05%	0.04%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

13

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008		2007	2006
Net asset value, beginning of period	$10.45	$15.76		$17.16		$18.10	$18.19
Income (loss) from investment operations:
Net investment income (loss)†	0.17	0.13		0.11		0.10	0.10
Net realized and unrealized gain (loss)	4.14	(5.30)		(1.05)		0.06	0.85
Total from investment operations	4.31	(5.17)		(0.94)		0.16	0.95
Less distributions to shareholders:
From net investment income	(0.18)	(0.14)		(0.10)		(0.10)	(0.10)
From net realized gains	—	—		(0.36)		(1.00)	(0.94)
Total distributions	(0.18)	(0.14)		(0.46)		(1.10)	(1.04)
Net asset value, end of period	$14.58	$10.45		$15.76		$17.16	$18.10
Total Return(a)	41.50%	(33.01)%		(5.79)%		0.91%	5.33%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$601	$525		$68,732		$85,714	$253,332
Net expenses to average daily net assets	0.76%	0.76	%(b)	0.76	%(b)	0.76%	0.77%
Net investment income (loss) to average daily net assets	1.31%	0.80%		0.64%		0.56%	0.54%
Portfolio turnover rate	118%	70%		97%		111%	94%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.34%	0.10%		0.07%		0.05%	0.04%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

14

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO U.S. Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2010, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 5). The principal economic difference between the classes of shares is the type and level of fees they bear.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported

15

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$39,699,503	$—	$—	$39,699,503
Short-Term Investments	1,098,442	249,994	—	1,348,436
Total Investments	40,797,945	249,994	—	41,047,939
Derivatives
Futures Contracts	4,319	—	—	4,319
Total	$40,802,264	$249,994	$—	$41,052,258

16

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

All of the Fund's common stock held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatment of security litigation proceeds received, losses on wash sale transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$709,176	$1,311,846
Net long-term capital gain	—	—
Total distributions	$709,176	$1,311,846

17

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$82,726
Other Tax Attributes:
Capital loss carryforwards	$(25,006,369)
Post-October capital loss deferral	$(111,039)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2011	$(2,843,668)
2/29/2012	(782,016)
2/28/2017	(11,615,801)
2/28/2018	(9,764,884)
Total	$(25,006,369)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$38,210,394	$3,495,970	$(658,425)	$2,837,545

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact

18

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

19

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

20

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In

21

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

22

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

23

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

24

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	—	—	—	$4,319	—	$4,319
Total	$—	$—	$—	$4,319	$—	$4,319

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended
February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	—	—	—	$206,570	—	$206,570
Total	$—	$—	$—	$206,570	$—	$206,570
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	$155,869	—	$155,869
Total	$—	$—	$—	$155,869	$—	$155,869

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

25

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures Contracts
Average amount outstanding	$759,053

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average net assets daily of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, administration fees, distribution (12b-1) fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding

26

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $801 and $337, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $47,102,521 and $53,713,729, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 94.69% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, 0.02% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 0.05% of the Fund's shares were held by accounts for which the Manager had investment discretion.

27

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

9.   Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,132	$67,630	108,893	$1,725,962
Shares issued to shareholders in reinvestment of distributions	54,613	700,053	72,485	1,064,140
Shares repurchased	(605,706)	(8,543,831)	(5,059,040)	(79,824,878)
Net increase (decrease)	(545,961)	$(7,776,148)	(4,877,662)	$(77,034,776)
	Year Ended February 28, 2010		Year Ended February 28, 2009
Class M:	Shares	Amount	Shares	Amount
Shares sold	—	$—	93,630	$1,517,398
Shares issued to shareholders in reinvestment of distributions	644	8,245	15,520	246,973
Shares repurchased	(9,658)	(123,494)	(4,419,327)	(70,736,294)
Net increase (decrease)	(9,014)	$(115,249)	(4,310,177)	$(68,971,923)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust. Subsequent to February 28, 2010, the Fund received a redemption request in the amount of $41,785,113.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

29

GMO U.S. Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,107.30	$2.40
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31
Class M
1) Actual	0.76%	$1,000.00	$1,105.90	$3.97
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO U.S. Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 93.49% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

31

GMO U.S. Growth Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

32

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

33

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

34

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Intrinsic Value Fund returned +46.0% for the fiscal year ended February 28, 2010, as compared with +56.5% for the Russell 1000 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted overall from returns relative to the Russell 1000 Value Index. Selections in Health Care added to relative returns while selections in Financials, Consumer Discretionary, and Information Technology detracted. An overweight in Microsoft and underweight positions in AT&T and Verizon Communications were among the individual names adding to relative returns. Underweight positions in Bank of America and Wells Fargo and an overweight in Wal-Mart Stores were among the detractors.

Sector selection also detracted overall from returns relative to the Russell 1000 Value Index. Sector weightings positively impacting relative performance included underweight positions in Utilities and Telecommunication Services and an overweight in Information Technology. Sector weightings negatively impacting relative performance included an overweight in Health Care and underweight positions in Financials and Industrials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Intrinsic Value Fund Class III Shares and the Russell 1000 Value Index As of February 28, 2010

	Average Annual Total Returns†		
	1 Year	5 Year	10 Year
Class III	45.95%	-2.08%	3.72%

$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2/29/00
$10,000,000
$14,403,860
$14,292,690
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
GMO U.S. Intrinsic Value Fund
Russell 1000 Value Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†  The Fund is the successor to GMO Intrinsic Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Intrinsic Value Fund.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.9%
Short-Term Investments	2.5
Other	(0.4)
100.0%
Industry Group Summary	% of Equity Investments
Energy	15.7%
Pharmaceuticals, Biotechnology & Life Sciences	12.3
Health Care Equipment & Services	11.6
Software & Services	11.0
Technology Hardware & Equipment	8.3
Insurance	6.0
Diversified Financials	5.9
Food, Beverage & Tobacco	5.3
Retailing	4.1
Food & Staples Retailing	3.8
Capital Goods	3.4
Materials	3.1
Media	1.9
Household & Personal Products	1.9
Telecommunication Services	1.1
Consumer Durables & Apparel	1.1
Semiconductors & Semiconductor Equipment	0.7
Consumer Services	0.7
Automobiles & Components	0.5
Commercial & Professional Services	0.5
Banks	0.4
Transportation	0.3
Utilities	0.3
Real Estate	0.1
100.0%

1

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Automobiles & Components — 0.5%
200	Autoliv, Inc. *	8,922
200	Harley-Davidson, Inc.	4,922
700	Johnson Controls, Inc.	21,770
	Total Automobiles & Components	35,614
	Banks — 0.4%
200	BB&T Corp.	5,706
100	Comerica, Inc.	3,608
412	First Horizon National Corp. *	5,274
400	TCF Financial Corp.	5,776
500	TFS Financial Corp.	6,425
	Total Banks	26,789
	Capital Goods — 3.3%
300	3M Co.	24,045
400	Caterpillar, Inc.	22,820
200	Cummins, Inc.	11,356
100	Gardner Denver, Inc.	4,361
1,500	General Electric Co.	24,090
800	General Dynamics Corp.	58,040
100	Goodrich Corp.	6,563
100	Illinois Tool Works, Inc.	4,552
300	KBR, Inc.	6,213
200	L-3 Communications Holdings, Inc.	18,284
800	Masco Corp.	10,696
100	Northrop Grumman Corp.	6,126
100	Oshkosh Corp. *	3,812
300	Textron, Inc.	5,976
200	United Technologies Corp.	13,730
100	URS Corp. *	4,650
200	WESCO International, Inc. *	5,778
	Total Capital Goods	231,092

See accompanying notes to the financial statements.

2

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Commercial & Professional Services — 0.5%
200	Copart, Inc. *	7,136
200	Manpower, Inc.	10,304
200	Pitney Bowes, Inc.	4,580
600	RR Donnelley & Sons Co.	11,934
	Total Commercial & Professional Services	33,954
	Consumer Durables & Apparel — 1.1%
100	Black & Decker Corp.	7,247
600	Coach, Inc.	21,864
200	Fossil, Inc. *	7,250
300	Garmin Ltd.	9,585
100	Harman International Industries, Inc. *	4,314
200	Jones Apparel Group, Inc.	3,372
100	Mohawk Industries, Inc. *	5,158
7	NVR, Inc. *	4,958
100	Phillips-Van Heusen Corp.	4,352
100	Whirlpool Corp.	8,416
	Total Consumer Durables & Apparel	76,516
	Consumer Services — 0.7%
200	Apollo Group, Inc.-Class A *	11,976
300	Career Education Corp. *	8,346
100	ITT Educational Services, Inc. *	10,904
200	McDonald's Corp.	12,770
200	Penn National Gaming, Inc. *	4,628
	Total Consumer Services	48,624
	Diversified Financials — 5.8%
1,200	American Express Co.	45,828
200	Ameriprise Financial, Inc.	8,006
4,900	Bank of America Corp.	81,634
100	BlackRock, Inc.	21,880
300	Capital One Financial Corp.	11,325
40	CME Group, Inc.	12,068

See accompanying notes to the financial statements.

3

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Diversified Financials — continued
400	Discover Financial Services	5,460
320	Franklin Resources, Inc.	32,550
780	Goldman Sachs Group (The), Inc.	121,953
400	Invesco Ltd.	7,840
200	Legg Mason, Inc.	5,170
1,200	Morgan Stanley	33,816
200	NYSE Euronext	5,276
300	State Street Corp.	13,473
	Total Diversified Financials	406,279
	Energy — 15.4%
300	Arch Coal, Inc.	6,747
200	Atwood Oceanics, Inc. *	6,692
100	Baker Hughes, Inc.	4,792
500	BJ Services Co.	10,925
400	Chesapeake Energy Corp.	10,628
2,000	Chevron Corp.	144,600
100	Cimarex Energy Co.	5,976
4,629	ConocoPhillips	222,192
400	Denbury Resources, Inc. *	5,632
6,900	Exxon Mobil Corp.	448,500
100	Frontier Oil Corp.	1,239
600	Halliburton Co.	18,090
600	Marathon Oil Corp.	17,370
500	Nabors Industries Ltd. *	11,020
300	National Oilwell Varco, Inc.	13,041
200	Newfield Exploration Co. *	10,214
100	Noble Energy, Inc.	7,264
300	Occidental Petroleum Corp.	23,955
100	Oil States International, Inc. *	4,302
500	Patterson-UTI Energy, Inc.	7,720
100	Peabody Energy Corp.	4,597
100	Pioneer Natural Resources Co.	4,665
200	Rowan Cos, Inc. *	5,204

See accompanying notes to the financial statements.

4

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Energy — continued
130	Schlumberger Ltd.	7,943
500	Sunoco, Inc.	13,185
400	Tesoro Corp.	4,768
200	Unit Corp. *	8,694
1,700	Valero Energy Corp.	29,784
100	Whiting Petroleum Corp. *	7,485
300	Williams Cos., Inc.	6,462
200	World Fuel Services Corp.	5,284
	Total Energy	1,078,970
	Food & Staples Retailing — 3.7%
300	Kroger Co. (The)	6,630
200	Safeway, Inc.	4,984
775	Supervalu, Inc.	11,834
2,800	Walgreen Co.	98,672
2,300	Wal-Mart Stores, Inc.	124,361
400	Whole Foods Market, Inc. *	14,196
	Total Food & Staples Retailing	260,677
	Food, Beverage & Tobacco — 5.2%
2,000	Altria Group, Inc.	40,240
600	Archer-Daniels-Midland Co.	17,616
100	Bunge Ltd.	5,959
600	Coca-Cola Enterprises, Inc.	15,330
2,300	Coca-Cola Co. (The)	121,256
100	General Mills, Inc.	7,201
107	Kraft Foods, Inc.-Class A	3,042
300	Pepsi Bottling Group (The), Inc.	11,469
1,100	PepsiCo, Inc.	68,717
1,400	Philip Morris International, Inc.	68,572
224	Tyson Foods, Inc.-Class A	3,817
	Total Food, Beverage & Tobacco	363,219

See accompanying notes to the financial statements.

5

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Health Care Equipment & Services — 11.3%
600	Aetna, Inc.	17,994
1,400	AmerisourceBergen Corp.	39,256
1,100	Cardinal Health, Inc.	37,367
1,000	Cigna Corp.	34,260
200	Community Health Systems, Inc. *	6,854
600	Coventry Health Care, Inc. *	13,908
300	Express Scripts, Inc. *	28,803
400	Health Net, Inc. *	9,236
400	Humana, Inc. *	18,932
100	Inverness Medical Innovations, Inc. *	3,902
100	LifePoint Hospitals, Inc. *	3,050
1,300	McKesson Corp.	76,895
700	Medtronic, Inc.	30,380
100	Omnicare, Inc.	2,707
100	Quest Diagnostics, Inc.	5,675
200	Stryker Corp.	10,620
7,167	UnitedHealth Group, Inc.	242,675
2,600	WellPoint, Inc. *	160,862
900	Zimmer Holdings, Inc. *	51,597
	Total Health Care Equipment & Services	794,973
	Household & Personal Products — 1.8%
600	Colgate-Palmolive Co.	49,764
100	Kimberly-Clark Corp.	6,074
200	NBTY, Inc. *	9,080
1,000	Procter & Gamble Co. (The)	63,280
	Total Household & Personal Products	128,198
	Insurance — 5.8%
300	Aflac, Inc.	14,835
100	Allied World Assurance Co. Holdings Ltd.	4,610
1,400	Allstate Corp. (The)	43,750
400	American Financial Group, Inc.	10,348
100	Arch Capital Group Ltd. *	7,398
200	Assurant, Inc.	6,104

See accompanying notes to the financial statements.

6

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Insurance — continued
400	Axis Capital Holdings Ltd.	12,580
300	Brown & Brown, Inc.	5,034
600	Chubb Corp.	30,276
300	CNA Financial Corp. *	7,377
200	Endurance Specialty Holdings Ltd.	7,692
100	Everest Re Group Ltd.	8,542
300	Fidelity National Financial, Inc.-Class A	4,275
200	First American Corp.	6,446
400	Hartford Financial Services Group (The), Inc.	9,748
400	HCC Insurance Holdings, Inc.	11,160
300	Lincoln National Corp.	7,554
700	MetLife, Inc.	25,473
575	Old Republic International Corp.	6,492
100	PartnerRe Ltd.	7,961
100	Principal Financial Group, Inc.	2,321
500	Progressive Corp. (The)	8,575
200	Protective Life Corp.	3,672
400	Prudential Financial, Inc.	20,964
200	Reinsurance Group of America, Inc.	9,506
100	RenaissanceRe Holdings Ltd.	5,536
100	StanCorp Financial Group, Inc.	4,298
200	Torchmark Corp.	9,300
100	Transatlantic Holdings, Inc.	4,970
1,500	Travelers Cos. (The), Inc.	78,885
300	Unum Group	6,243
700	W.R. Berkley Corp.	18,018
	Total Insurance	409,943
	Materials — 3.0%
100	Air Products & Chemicals, Inc.	6,858
1,200	Alcoa, Inc.	15,960
200	Allegheny Technologies, Inc.	8,732
100	Ashland, Inc.	4,708
2,000	Dow Chemical Co. (The)	56,620

See accompanying notes to the financial statements.

7

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Materials — continued
200	E.I. du Pont de Nemours & Co.	6,744
100	Eastman Chemical Co.	5,955
500	Freeport-McMoRan Copper & Gold, Inc.	37,580
500	Huntsman Corp.	6,865
400	International Paper Co.	9,268
100	Lubrizol Corp.	7,901
200	MeadWestvaco Corp.	4,588
200	Nucor Corp.	8,280
200	Reliance Steel & Aluminum Co.	8,868
400	Southern Copper Corp.	11,744
120	United States Steel Corp.	6,353
200	Valspar Corp.	5,472
	Total Materials	212,496
	Media — 1.9%
1,300	CBS Corp.-Class B (Non Voting)	16,887
200	Discovery Communications, Inc. *	6,230
700	Gannett Co., Inc.	10,605
200	Meredith Corp.	6,144
2,800	News Corp.-Class A	37,436
200	Omnicom Group, Inc.	7,324
200	Time Warner, Inc.	5,808
1,000	Viacom, Inc.-Class B *	29,650
700	Virgin Media, Inc.	11,340
	Total Media	131,424
	Pharmaceuticals, Biotechnology & Life Sciences — 12.1%
700	Abbott Laboratories	37,996
1,000	Amgen, Inc. *	56,610
600	Biogen Idec, Inc. *	33,006
200	Bristol-Myers Squibb Co.	4,902
1,500	Eli Lilly & Co.	51,510
300	Endo Pharmaceuticals Holdings, Inc. *	6,825
1,500	Forest Laboratories, Inc. *	44,820

See accompanying notes to the financial statements.

8

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
400	Gilead Sciences, Inc. *	19,044
3,000	Johnson & Johnson	189,000
600	King Pharmaceuticals, Inc. *	6,750
100	Life Technologies Corp. *	5,076
1,900	Merck & Co., Inc.	70,072
700	Mylan, Inc. *	14,938
17,176	Pfizer, Inc.	301,439
100	Watson Pharmaceuticals, Inc. *	3,979
	Total Pharmaceuticals, Biotechnology & Life Sciences	845,967
	Real Estate — 0.1%
100	Simon Property Group, Inc. REIT	7,829
	Retailing — 4.0%
300	Abercrombie & Fitch Co.-Class A	10,926
100	Advance Auto Parts, Inc.	4,080
100	Aeropostale, Inc. *	3,536
700	American Eagle Outfitters, Inc.	11,809
300	AnnTaylor Stores Corp. *	5,163
600	AutoNation, Inc. *	10,650
60	AutoZone, Inc. *	9,956
200	Bed Bath & Beyond, Inc. *	8,322
200	Best Buy Co., Inc.	7,300
300	CarMax, Inc. *	6,057
400	Chico's FAS, Inc. *	5,420
200	Dick's Sporting Goods, Inc. *	4,866
400	Expedia, Inc. *	8,896
100	Family Dollar Stores, Inc.	3,299
600	Gap (The), Inc.	12,900
100	Guess?, Inc.	4,079
1,400	Home Depot, Inc.	43,680
400	J.C. Penney Co., Inc.	11,032
300	Kohl's Corp. *	16,146
900	Liberty Media Corp.-Interactive-Class A *	11,331

See accompanying notes to the financial statements.

9

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retailing — continued
300	Limited Brands, Inc.	6,633
200	Lowe's Cos., Inc.	4,742
600	Macy's, Inc.	11,490
100	Nordstrom, Inc.	3,694
200	O'Reilly Automotive, Inc. *	7,860
400	Penske Auto Group, Inc. *	5,820
200	RadioShack Corp.	3,912
100	Sears Holdings Corp. *	9,567
300	Staples, Inc.	7,728
100	Tractor Supply Co. *	5,472
200	Urban Outfitters, Inc. *	6,442
300	Williams-Sonoma, Inc.	6,438
	Total Retailing	279,246
	Semiconductors & Semiconductor Equipment — 0.7%
200	Broadcom Corp.-Class A	6,264
100	Cree, Inc. *	6,783
100	Lam Research Corp. *	3,391
300	Micron Technology, Inc. *	2,718
200	Novellus System, Inc. *	4,424
500	NVIDIA Corp. *	8,100
400	Skyworks Solutions, Inc. *	6,108
600	Texas Instruments, Inc.	14,628
	Total Semiconductors & Semiconductor Equipment	52,416
	Software & Services — 10.8%
100	Adobe Systems, Inc. *	3,465
200	Citrix Systems, Inc. *	8,602
300	Cognizant Technology Solutions Corp.-Class A *	14,439
100	Computer Sciences Corp. *	5,179
5,000	eBay, Inc. *	115,100
100	Fiserv, Inc. *	4,823
330	Google, Inc.-Class A *	173,844
300	IAC/InterActiveCorp *	6,717
7,200	Microsoft Corp.	206,352

See accompanying notes to the financial statements.

10

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Software & Services — continued
8,500	Oracle Corp.	209,525
300	Symantec Corp. *	4,965
100	Yahoo!, Inc. *	1,531
	Total Software & Services	754,542
	Technology Hardware & Equipment — 8.1%
430	Apple, Inc. *	87,986
200	Arrow Electronics, Inc. *	5,642
700	Brocade Communications Systems, Inc. *	4,074
4,700	Cisco Systems, Inc. *	114,351
2,100	Corning, Inc.	37,023
1,200	Dell, Inc. *	15,876
900	EMC Corp. *	15,741
100	F5 Networks, Inc. *	5,580
200	Hewlett-Packard Co.	10,158
700	Ingram Micro, Inc.-Class A *	12,390
280	International Business Machines Corp.	35,605
500	Jabil Circuit, Inc.	7,585
200	Juniper Networks, Inc. *	5,596
300	Lexmark International, Inc. *	10,113
5,200	Motorola, Inc. *	35,152
300	QLogic Corp. *	5,460
2,300	Qualcomm, Inc.	84,387
300	SanDisk Corp. *	8,739
700	Seagate Technology *	13,937
200	Tech Data Corp. *	8,568
800	Tellabs, Inc.	5,528
900	Western Digital Corp. *	34,767
700	Xerox Corp.	6,559
	Total Technology Hardware & Equipment	570,817
	Telecommunication Services — 1.1%
1,858	AT&T, Inc.	46,097
100	CenturyTel, Inc.	3,427

See accompanying notes to the financial statements.

11

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	Telecommunication Services — continued
100	Crown Castle International Corp. *	3,780
200	NII Holdings, Inc. *	7,484
552	Verizon Communications, Inc.	15,969
	Total Telecommunication Services	76,757
	Transportation — 0.3%
200	CSX Corp.	9,492
100	FedEx Corp.	8,476
100	United Parcel Service, Inc.-Class B	5,874
	Total Transportation	23,842
	Utilities — 0.3%
800	AES Corp. (The) *	9,352
300	Aqua America, Inc.	5,136
500	NV Energy, Inc.	5,554
	Total Utilities	20,042
	TOTAL COMMON STOCKS (COST $6,597,451)	6,870,226
	SHORT-TERM INVESTMENTS — 2.5%
	Money Market Funds — 2.1%
148,621	State Street Institutional Treasury Money Market Fund-Institutional Class	148,621
	Other Short-Term Investments — 0.4%
30,000	U.S. Treasury Bill, 0.05%, due 03/18/10 (a)	29,999
	TOTAL SHORT-TERM INVESTMENTS (COST $178,620)	178,620
	TOTAL INVESTMENTS — 100.4% (Cost $6,776,071)	7,048,846
	Other Assets and Liabilities (net) — (0.4%)	(28,512)
	TOTAL NET ASSETS — 100.0%	$7,020,334

See accompanying notes to the financial statements.

12

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

13

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $6,776,071) (Note 2)	$7,048,846
Dividends receivable	17,323
Receivable for expenses reimbursed by Manager (Note 5)	7,812
Total assets	7,073,981
Liabilities:
Payable to affiliate for (Note 5):
Management fee	1,647
Shareholder service fee	797
Accrued expenses	51,203
Total liabilities	53,647
Net assets	$7,020,334
Net assets consist of:
Paid-in capital	$10,490,431
Accumulated undistributed net investment income	15,210
Accumulated net realized loss	(3,758,082)
Net unrealized appreciation	272,775
$7,020,334
Net assets attributable to:
Class III shares	$7,020,334
Shares outstanding:
Class III	1,075,524
Net asset value per share:
Class III	$6.53

See accompanying notes to the financial statements.

14

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $3)	$135,961
Interest	3
Total investment income	135,964
Expenses:
Management fee (Note 5)	19,541
Shareholder service fee – Class III (Note 5)	9,456
Audit and tax fees	62,011
Custodian, fund accounting agent and transfer agent fees	10,682
Registration fees	1,674
Legal fees	238
Trustees fees and related expenses (Note 5)	79
Miscellaneous	2,168
Total expenses	105,849
Fees and expenses reimbursed by Manager (Note 5)	(76,771)
Net expenses	29,078
Net investment income (loss)	106,886
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(508,966)
Closed futures contracts	(988)
Net realized gain (loss)	(509,954)
Change in net unrealized appreciation (depreciation) on:
Investments	2,613,656
Open futures contracts	5,162
Net unrealized gain (loss)	2,618,818
Net realized and unrealized gain (loss)	2,108,864
Net increase (decrease) in net assets resulting from operations	$2,215,750

See accompanying notes to the financial statements.

15

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$106,886	$398,306
Net realized gain (loss)	(509,954)	(10,752,627)
Change in net unrealized appreciation (depreciation)	2,618,818	1,196,334
Net increase (decrease) in net assets from operations	2,215,750	(9,157,987)
Distributions to shareholders from:
Net investment income
Class III	(102,749)	(435,336)
Net share transactions (Note 9):
Class III	69,350	(14,926,712)
Total increase (decrease) in net assets	2,182,351	(24,520,035)
Net assets:
Beginning of period	4,837,983	29,358,018
End of period (including accumulated undistributed net investment income of $15,210 and $9,338, respectively)	$7,020,334	$4,837,983

See accompanying notes to the financial statements.

16

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$4.55	$7.86		$9.68	$10.78	$11.71
Income (loss) from investment operations:
Net investment income (loss)†	0.10	0.14		0.18	0.21	0.26
Net realized and unrealized gain (loss)	1.98	(3.31)		(1.23)	0.80	0.58
Total from investment operations	2.08	(3.17)		(1.05)	1.01	0.84
Less distributions to shareholders:
From net investment income	(0.10)	(0.14)		(0.18)	(0.23)	(0.28)
From net realized gains	—	—		(0.59)	(1.88)	(1.49)
Total distributions	(0.10)	(0.14)		(0.77)	(2.11)	(1.77)
Net asset value, end of period	$6.53	$4.55		$7.86	$9.68	$10.78
Total Return(a)	45.95%	(40.83)%		(11.88)%	9.80%	7.73%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$7,020	$4,838		$29,358	$35,726	$95,605
Net expenses to average daily net assets	0.46%	0.46	%(b)	0.46%	0.46%	0.48%
Net investment income (loss) to average daily net assets	1.70%	1.94%		1.93%	1.91%	2.31%
Portfolio turnover rate	54%	57%		75%	72%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.22%	0.43%		0.23%	0.13%	0.12%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

17

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO U.S. Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values

18

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$6,870,226	$—	$—	$6,870,226
Short-Term Investments	148,621	29,999	—	178,620
Total	$7,018,847	$29,999	$—	$7,048,846

All of the Fund's common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or February 28, 2010, whose fair value was determined using Level 3 inputs.

19

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$102,749	$435,336
Net long-term capital gain	—	—
Total distributions	$102,749	$435,336

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

20

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$15,210
Other Tax Attributes:
Capital loss carryforwards	$(3,298,071)
Post-October capital loss deferral	$(71,304)

Utilization of post-October capital losses realized subsequent to February 28, 2009 were subject to limitations imposed by the Code related to share ownership activity. As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(3,007,129)
2/28/2018	(290,942)
Total	$(3,298,071)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,164,776	$299,548	$(415,478)	$(115,930)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

21

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

22

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely

23

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

24

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set

25

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

26

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to

27

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described under options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(988)	$—	$(988)
Total	$—	$—	$—	$(988)	$—	$(988)
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$5,162	$—	$5,162
Total	$—	$—	$—	$5,162	$—	$5,162

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures Contracts
Average amount outstanding	$5,881

28

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan underwhich the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $79 and $0, respectively. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $3,429,891 and $3,316,824, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may

29

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 97.85% of the outstanding shares of the Fund were held by one shareholder.

As of February 28, 2010, 0.36% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 0.20% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,224	$19,432	3,140	$16,864
Shares issued to shareholders in reinvestment of distributions	17,838	101,883	64,488	427,139
Shares repurchased	(8,970)	(51,965)	(2,738,867)	(15,370,715)
Net increase (decrease)	12,092	$69,350	(2,671,239)	$(14,926,712)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Intrinsic Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

31

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,085.90	$2.38
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

33

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

34

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

35

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

36

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Small/Mid Cap Growth Fund returned +48.5% for the fiscal year ended February 28, 2010, as compared with +66.3% for the Russell 2500 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted overall from returns relative to the Russell 2500 Growth Index. Selections in Financials and Materials added to relative returns while selections in Consumer Discretionary, Information Technology, and Health Care were among the detractors. Individual names adding to relative returns included overweight positions in Genworth Financial, F5 Networks, and Tempur-Pedic International. Individual names detracting from relative returns included overweight positions in Myriad Genetics, ITT Educational Services, and Emergent Biosolutions.

Sector selection also detracted overall from returns relative to the Russell 2500 Growth Index. Sector weightings positively impacting relative performance included an overweight in Consumer Discretionary and underweight positions in Health Care and Telecommunication Services. Sector weightings negatively impacting relative performance included an overweight in Consumer Staples and underweight positions in Energy and Information Technology.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†  The Fund is the successor to GMO Small/Mid Cap Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Growth Fund.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.4%
Short-Term Investments	4.3
Futures Contracts	0.0
Other	(1.7)
100.0%
Industry Group Summary	% of Equity Investments
Software & Services	12.0%
Health Care Equipment & Services	9.9
Retailing	8.1
Capital Goods	7.4
Materials	7.4
Pharmaceuticals, Biotechnology & Life Sciences	7.3
Technology Hardware & Equipment	7.2
Consumer Durables & Apparel	6.5
Semiconductors & Semiconductor Equipment	4.8
Energy	4.5
Diversified Financials	3.6
Household & Personal Products	3.6
Insurance	3.0
Consumer Services	2.6
Commercial & Professional Services	2.0
Transportation	2.0
Media	1.9
Automobiles & Components	1.8
Real Estate	1.3
Food & Staples Retailing	1.1
Food, Beverage & Tobacco	1.0
Telecommunication Services	0.6
Utilities	0.3
Banks	0.1
100.0%

1

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 97.4%
	Automobiles & Components — 1.7%
700	ArvinMeritor, Inc. *	8,162
400	China Automotive Systems, Inc. *	8,076
1,200	Cooper Tire & Rubber Co.	21,048
400	Gentex Corp.	7,764
3,100	Goodyear Tire & Rubber Co. (The) *	40,269
400	Standard Motor Products, Inc.	3,244
800	Thor Industries, Inc.	27,144
1,500	TRW Automotive Holdings Corp. *	40,305
1,500	Wonder Auto Technology, Inc. *	14,865
	Total Automobiles & Components	170,877
	Banks — 0.1%
200	Great Southern Bancorp, Inc.	4,570
200	Nara Bancorp, Inc. *	1,766
	Total Banks	6,336
	Capital Goods — 7.2%
600	Actuant Corp.-Class A	10,866
200	Aerovironment, Inc. *	4,850
100	Altra Holdings, Inc. *	1,155
100	American Science & Engineering, Inc.	7,431
800	Ametek, Inc.	31,232
400	Armstrong World Industries, Inc. *	14,728
100	AZZ, Inc.	3,141
100	Badger Meter, Inc.	3,593
200	Baldor Electric Co.	6,284
1,500	BE Aerospace, Inc. *	38,850
1,100	Bucyrus International, Inc.	68,816
700	Carlisle Cos., Inc.	24,010
200	Chart Industries, Inc. *	4,072
1,000	Crane Co.	31,670
400	Donaldson Co., Inc.	16,504

See accompanying notes to the financial statements.

2

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Capital Goods — continued
400	Dynamic Materials Corp.	7,248
200	Esterline Technologies Corp. *	8,230
1,600	Force Protection, Inc. *	8,576
300	Graco, Inc.	8,223
1,200	GrafTech International Ltd. *	14,988
400	Harbin Electric, Inc. *	7,572
700	Harsco Corp.	21,014
300	Hexcel Corp. *	3,306
300	Hubbell, Inc.-Class B	14,055
200	II-VI, Inc. *	5,608
200	Kaman Corp.	4,790
200	Lennox International, Inc.	8,440
200	Michael Baker Corp. *	6,768
200	Middleby Corp. *	9,278
300	MSC Industrial Direct Co., Inc.-Class A	13,671
300	Nordson Corp.	19,740
200	Orion Marine Group, Inc. *	3,512
2,000	Pall Corp.	78,940
400	Pentair, Inc.	13,024
700	Polypore International, Inc. *	10,479
400	Quanex Building Products Corp.	6,232
300	Raven Industries, Inc.	8,790
500	Spirit Aerosystems Holdings, Inc.-Class A *	9,560
100	Thomas & Betts Corp. *	3,610
300	Titan Machinery, Inc. *	3,573
300	Toro Co. (The)	13,206
1,200	TransDigm Group, Inc.	60,264
300	Trimas Corp. *	1,827
100	United Rentals, Inc. *	755
100	Valmont Industries, Inc.	7,120
900	WABCO Holdings, Inc.	24,066
300	Watsco, Inc.	17,352
800	WESCO International, Inc. *	23,112
	Total Capital Goods	714,131

See accompanying notes to the financial statements.

3

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Commercial & Professional Services — 2.0%
300	Administaff, Inc.	5,406
300	Advisory Board Co. (The) *	9,528
400	ATC Technology Corp. *	8,964
500	Cenveo, Inc. *	3,730
300	Corporate Executive Board Co. (The)	6,864
500	Corrections Corp. of America *	10,700
800	Deluxe Corp.	14,360
1,600	Diamond Management & Technology Consultants, Inc.	11,600
400	EnerNOC, Inc. *	10,576
300	Equifax, Inc.	9,678
200	Exponent, Inc. *	5,326
200	Geo Group (The), Inc. *	3,954
400	Herman Miller, Inc.	7,280
2,300	HNI Corp.	54,671
200	ICF International, Inc. *	4,686
700	Knoll, Inc.	8,414
200	Resources Connection, Inc. *	3,408
200	School Specialty, Inc. *	4,270
300	Sykes Enterprises, Inc. *	7,143
300	US Ecology, Inc.	4,467
	Total Commercial & Professional Services	195,025
	Consumer Durables & Apparel — 6.4%
2,600	CROCS, Inc. *	18,330
2,300	Fossil, Inc. *	83,375
500	Fuqi International, Inc. *	9,225
700	Hanesbrands, Inc. *	18,151
1,400	Harman International Industries, Inc. *	60,396
200	Maidenform Brands, Inc. *	3,444
300	Oxford Industries, Inc.	5,838
1,500	Phillips-Van Heusen Corp.	65,280
500	Polaris Industries, Inc.	22,870
100	Sport Supply Group, Inc.	1,219
200	Steven Madden Ltd. *	8,402

See accompanying notes to the financial statements.

4

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Consumer Durables & Apparel — continued
3,500	Tempur-Pedic International, Inc. *	99,400
600	True Religion Apparel, Inc. *	14,736
3,100	Tupperware Corp.	144,863
100	Unifirst Corp. (The)	5,256
200	Universal Electronics, Inc. *	4,518
1,100	Warnaco Group (The), Inc. *	45,914
600	Wolverine World Wide, Inc.	16,542
	Total Consumer Durables & Apparel	627,759
	Consumer Services — 2.6%
600	Bally Technologies, Inc. *	24,846
1,700	Cheesecake Factory (The), Inc. *	40,205
600	Cracker Barrel Old Country Store, Inc.	26,208
1,500	Interval Leisure Group, Inc. *	21,540
200	PF Chang's China Bistro, Inc. *	8,488
200	Pre-Paid Legal Services, Inc. *	8,328
900	Shuffle Master, Inc. *	7,398
600	Universal Travel Group *	5,934
200	WMS Industries, Inc. *	7,586
4,500	Wyndham Worldwide Corp.	103,455
	Total Consumer Services	253,988
	Diversified Financials — 3.5%
3,000	Advance America Cash Advance Centers, Inc.	18,810
2,200	AmeriCredit Corp. *	48,950
2,000	Cardtronics, Inc. *	19,760
700	Credit Acceptance Corp. *	28,119
1,100	Dollar Financial Corp. *	24,684
100	Evercore Partners, Inc.-Class A	3,011
400	First Cash Financial Services, Inc. *	8,488
2,000	GFI Group, Inc.	11,020
3,200	Janus Capital Group, Inc.	40,000
1,200	MSCI, Inc.-Class A *	35,976
300	Nelnet, Inc.-Class A	4,716

See accompanying notes to the financial statements.

5

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Diversified Financials — continued
300	optionsXpress Holdings, Inc.	4,743
100	Portfolio Recovery Associates, Inc. *	5,333
700	SEI Investments Co.	12,334
2,500	Waddell and Reed Financial, Inc.	82,200
	Total Diversified Financials	348,144
	Energy — 4.3%
1,100	Atlas Energy, Inc. *	35,904
400	ATP Oil & Gas Corp. *	7,224
1,700	Atwood Oceanics, Inc. *	56,882
1,700	Brigham Exploration Co. *	27,914
100	CARBO Ceramics, Inc.	6,103
600	CVR Energy, Inc. *	4,932
200	Dresser-Rand Group, Inc. *	6,182
1,300	Dril-Quip, Inc. *	71,136
200	Geokinetics, Inc. *	1,694
700	Golar LNG Ltd. *	7,840
200	Gulfport Energy Corp. *	1,820
200	Helmerich & Payne, Inc.	8,104
800	Hercules Offshore, Inc. *	2,928
900	Holly Corp.	23,112
200	Lufkin Industries, Inc.	14,610
900	Massey Energy Co.	38,763
1,300	Oceaneering International, Inc. *	78,585
400	Rowan Cos, Inc. *	10,408
300	Ship Finance International Ltd.	4,770
100	St. Mary Land & Exploration Co.	3,258
400	Tetra Technologies, Inc. *	4,032
500	Venoco, Inc. *	5,740
100	Whiting USA Trust I	1,709
200	World Fuel Services Corp.	5,284
	Total Energy	428,934

See accompanying notes to the financial statements.

6

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Food & Staples Retailing — 1.0%
2,900	Whole Foods Market, Inc. *	102,921
	Food, Beverage & Tobacco — 1.0%
800	B&G Foods, Inc.	7,448
300	Boston Beer Co., Inc.-Class A *	14,196
400	Cal-Maine Foods, Inc.	12,824
100	Coca-Cola Bottling Co.	5,565
400	Darling International, Inc. *	3,224
600	Green Mountain Coffee Roasters, Inc. *	50,634
	Total Food, Beverage & Tobacco	93,891
	Health Care Equipment & Services — 9.7%
300	Abaxis, Inc. *	7,617
100	Air Methods Corp. *	2,661
100	American Dental Partners, Inc. *	1,300
800	American Medical Systems Holdings, Inc. *	14,496
1,000	Beckman Coulter, Inc.	65,560
100	Bio-Reference Labs, Inc. *	3,961
2,500	BioScrip, Inc. *	18,475
500	Catalyst Health Solutions, Inc. *	18,845
300	Chemed Corp.	16,068
1,000	Community Health Systems, Inc. *	34,270
200	Computer Programs & Systems, Inc.	7,188
400	CorVel Corp. *	12,880
200	Eclipsys Corp. *	3,722
300	Emergency Medical Services, LP *	15,618
200	Exactech, Inc. *	3,878
16,400	Health Management Associates, Inc. *	119,556
500	Healthsouth Corp. *	8,650
100	Healthways, Inc. *	1,502
1,400	Hill-Rom Holdings, Inc.	36,736
500	HMS Holdings Corp. *	23,020
300	ICU Medical, Inc. *	10,311
1,300	Idexx Laboratories, Inc. *	68,653

See accompanying notes to the financial statements.

7

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
200	Invacare Corp.	5,456
1,000	inVentiv Health, Inc. *	14,680
100	IPC The Hospitalist Co., Inc. *	3,306
200	Kensey Nash Corp. *	4,414
1,100	Kinetic Concepts, Inc. *	46,112
700	Lincare Holdings, Inc. *	28,112
800	Mednax, Inc. *	42,800
600	Merit Medical Systems, Inc. *	8,832
300	Natus Medical, Inc. *	4,044
600	Odyssey HealthCare, Inc. *	10,518
1,000	Orthofix International NV *	34,090
2,500	Patterson Cos., Inc. *	74,200
600	Providence Service Corp. (The) *	7,266
300	PSS World Medical, Inc. *	6,327
2,200	Sirona Dental Systems, Inc. *	78,958
14,400	Tenet Healthcare Corp. *	75,888
300	Universal Health Services, Inc.-Class B	9,306
100	Young Innovations, Inc.	2,680
	Total Health Care Equipment & Services	951,956
	Household & Personal Products — 3.5%
800	Bare Escentuals, Inc. *	14,544
1,700	Herbalife Ltd.	68,085
1,200	Medifast, Inc. *	25,368
3,200	NBTY, Inc. *	145,280
3,100	Nu Skin Enterprises, Inc.-Class A	82,832
100	USANA Health Sciences, Inc. *	2,769
200	WD-40 Co.	6,264
	Total Household & Personal Products	345,142
	Insurance — 2.9%
500	Assured Guaranty Ltd.	10,550
700	Axis Capital Holdings Ltd.	22,015
600	Endurance Specialty Holdings Ltd.	23,076

See accompanying notes to the financial statements.

8

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Insurance — continued
800	FBL Financial Group, Inc.-Class A	16,256
13,200	Genworth Financial, Inc.-Class A *	210,408
700	Universal Insurance Holdings, Inc.	4,235
	Total Insurance	286,540
	Materials — 7.2%
300	AEP Industries, Inc. *	10,470
300	Allied Nevada Gold Corp. *	4,128
600	Ashland, Inc.	28,248
2,300	Boise, Inc. *	10,925
200	China Green Agriculture, Inc. *	2,918
500	Crown Holdings, Inc. *	13,660
1,200	International Flavors & Fragrances, Inc.	50,532
2,700	Lubrizol Corp.	213,327
900	Nalco Holding Co.	20,934
600	NewMarket Corp.	53,430
1,400	Omnova Solutions, Inc. *	8,568
200	PolyOne Corp. *	1,590
700	W.R. Grace & Co. *	20,272
3,400	Walter Energy, Inc.	267,138
	Total Materials	706,140
	Media — 1.8%
4,300	CTC Media Inc *	73,530
4,200	Valassis Communications, Inc. *	107,604
	Total Media	181,134
	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
1,100	Affymetrix, Inc. *	8,041
200	Bio-Rad Laboratories, Inc. *	18,678
700	BioCryst Pharmaceuticals, Inc. *	4,480
2,200	Bruker Corp. *	27,500
500	Cadence Pharmaceuticals, Inc. *	4,290
900	Charles River Laboratories International, Inc. *	34,128

See accompanying notes to the financial statements.

9

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
500	Dionex Corp. *	34,150
700	Emergent Biosolutions, Inc. *	10,262
1,000	eResearchTechnology, Inc. *	6,050
200	Hi-Tech Pharmacal Co., Inc. *	4,302
7,100	Human Genome Sciences, Inc. *	199,865
1,100	ImmunoGen, Inc. *	7,271
400	Impax Laboratories, Inc. *	6,164
1,400	MannKind Corp. *	13,986
500	Medicis Pharmaceutical Corp.-Class A	11,250
1,600	Mettler-Toledo International, Inc. *	159,056
700	Millipore Corp. *	66,087
300	PAREXEL International Corp. *	6,045
900	PerkinElmer, Inc.	19,989
600	Perrigo Co.	29,742
3,700	Protalix BioTherapeutics, Inc. *	25,012
400	Rigel Pharmaceuticals, Inc. *	3,020
100	Varian, Inc. *	5,168
	Total Pharmaceuticals, Biotechnology & Life Sciences	704,536
	Real Estate — 1.3%
100	Anworth Mortgage Asset Corp. REIT	676
100	Apollo Commercial Real Estate Finance, Inc. REIT *	1,774
5,800	CB Richard Ellis Group, Inc. *	76,560
100	Colony Financial, Inc. REIT	1,994
100	CreXus Investment Corp. REIT *	1,383
2,000	DuPont Fabros Technology, Inc. REIT	39,200
100	Kennedy-Wilson Holdings, Inc. *	962
100	Pennymac Mortgage Investment Trust REIT *	1,649
100	Two Harbors Investment Corp. REIT	910
	Total Real Estate	125,108
	Retailing — 7.9%
500	Abercrombie & Fitch Co.-Class A	18,210
100	America's Car-Mart, Inc. *	2,644

See accompanying notes to the financial statements.

10

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retailing — continued
400	Big 5 Sporting Goods Corp.	6,112
100	Blue Nile, Inc. *	5,124
1,100	CarMax, Inc. *	22,209
300	Charming Shoppes, Inc. *	1,785
8,800	Chico's FAS, Inc. *	119,240
100	Citi Trends, Inc. *	2,974
100	Core-Mark Holding Co., Inc. *	3,204
600	Finish Line (The), Inc.-Class A	7,254
3,400	Guess?, Inc.	138,686
700	Gymboree Corp. (The) *	30,450
200	hhgregg, Inc. *	4,174
300	HSN, Inc. *	6,498
4,000	J. Crew Group, Inc. *	168,320
200	Jo-Ann Stores, Inc. *	7,570
300	Jos. A. Bank Clothiers, Inc. *	13,419
900	Kirkland's, Inc. *	14,904
3,200	Office Depot, Inc. *	23,104
800	OfficeMax, Inc. *	12,776
800	Sonic Automotive, Inc. *	8,240
2,100	Stein Mart, Inc. *	17,157
1,500	Tiffany & Co.	66,585
200	Ulta Salon Cosmetics & Fragrance, Inc. *	3,666
1,200	Urban Outfitters, Inc. *	38,652
1,500	Williams-Sonoma, Inc.	32,190
	Total Retailing	775,147
	Semiconductors & Semiconductor Equipment — 4.7%
800	Amkor Technology, Inc. *	4,816
400	Atheros Communications, Inc. *	14,356
300	Cavium Networks, Inc. *	7,170
500	Cree, Inc. *	33,915
1,300	Cypress Semiconductor Corp. *	15,392
1,800	Diodes, Inc. *	35,298
600	Integrated Device Technology, Inc. *	3,282

See accompanying notes to the financial statements.

11

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — continued
1,200	Intersil Corp.-Class A	17,808
500	IXYS Corp. *	4,255
440	Micrel, Inc.	4,334
200	Novellus System, Inc. *	4,424
100	NVE Corp. *	4,446
10,300	ON Semiconductor Corp. *	81,988
800	Power Integrations, Inc.	28,768
100	Semtech Corp. *	1,587
1,000	Silicon Laboratories, Inc. *	45,440
1,600	Skyworks Solutions, Inc. *	24,432
2,700	Teradyne, Inc. *	26,973
1,000	Tessera Technologies, Inc. *	17,960
1,100	TriQuint Semiconductor, Inc. *	7,909
200	Varian Semiconductor Equipment Associates, Inc. *	6,016
1,400	Veeco Instruments, Inc. *	47,740
1,000	Volterra Semiconductor Corp. *	21,830
	Total Semiconductors & Semiconductor Equipment	460,139
	Software & Services — 11.7%
800	Actuate Corp. *	4,288
300	Acxiom Corp. *	5,058
400	ArcSight, Inc. *	10,720
600	Blackbaud, Inc.	13,968
300	Broadridge Financial Solutions, Inc.	6,312
3,400	Cadence Design Systems, Inc. *	19,380
300	CommVault Systems, Inc. *	6,570
500	CSG Systems International, Inc. *	10,060
200	Deltek, Inc. *	1,538
200	DST Systems, Inc. *	7,686
200	Ebix, Inc. *	2,904
500	Euronet Worldwide, Inc. *	9,060
700	ExlService Holdings, Inc. *	12,040
1,200	Factset Research Systems, Inc.	79,440
300	Gartner, Inc. *	7,137

See accompanying notes to the financial statements.

12

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Software & Services — continued
1,100	Genpact Ltd. *	16,599
2,900	Global Cash Access Holdings, Inc. *	21,721
1,200	Global Payments, Inc.	51,372
200	GSI Commerce, Inc. *	4,994
600	Heartland Payment Systems, Inc.	9,174
1,100	Hewitt Associates Inc.-Class A *	41,789
400	IAC/InterActiveCorp *	8,956
400	iGate Corp.	3,656
500	infoGROUP, Inc. *	4,015
1,400	Informatica Corp. *	35,728
800	Jack Henry & Associates, Inc.	18,064
300	JDA Software Group, Inc. *	8,490
700	LivePerson, Inc. *	4,879
300	Manhattan Associates, Inc. *	7,581
500	MAXIMUS, Inc.	28,790
500	MercadoLibre, Inc. *	20,570
1,900	Micros Systems, Inc. *	57,076
600	MicroStrategy, Inc.-Class A *	53,214
200	ModusLink Global Solutions, Inc. *	1,980
200	Net 1 UEPS Technologies, Inc. *	3,530
1,100	NeuStar, Inc. *	25,498
1,100	NIC, Inc.	8,217
300	Parametric Technology Corp. *	5,223
700	Pegasystems, Inc.	25,200
300	Quest Software, Inc. *	5,055
300	Rackspace Hosting, Inc. *	5,949
900	Radiant Systems, Inc. *	10,053
3,000	Red Hat, Inc. *	84,150
500	Renaissance Learning, Inc.	6,975
3,400	Rovi Corp. *	113,900
2,200	Sapient Corp. *	19,844
1,100	Smith Micro Software, Inc. *	9,636
100	SonicWALL, Inc. *	801
700	Sourcefire, Inc. *	16,352

See accompanying notes to the financial statements.

13

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Software & Services — continued
400	SRA International, Inc.-Class A *	7,624
400	Synchronoss Technologies, Inc. *	6,964
1,400	Syntel, Inc.	47,460
200	Taleo Corp. *	4,708
2,000	TeleTech Holdings, Inc. *	34,980
2,000	TIBCO Software, Inc. *	18,340
500	TNS, Inc. *	11,815
500	Travelzoo, Inc. *	5,700
500	Tyler Technologies, Inc. *	9,080
300	Unisys Corp. *	10,473
2,100	Valueclick, Inc. *	19,929
900	VeriFone Holdings, Inc. *	17,370
900	Wright Express Corp. *	25,488
	Total Software & Services	1,155,123
	Technology Hardware & Equipment — 7.0%
1,300	Acme Packet, Inc. *	21,671
700	ADTRAN, Inc.	16,366
100	Anixter International, Inc. *	4,174
600	Arris Group, Inc. *	6,192
1,300	Arrow Electronics, Inc. *	36,673
1,000	Aruba Networks, Inc. *	11,730
1,600	Avnet, Inc. *	44,176
1,000	AVX Corp.	12,300
300	Benchmark Electronics, Inc. *	5,940
900	Blue Coat Systems, Inc. *	26,082
3,900	Brocade Communications Systems, Inc. *	22,698
300	Checkpoint Systems, Inc. *	6,186
3,100	F5 Networks, Inc. *	172,980
300	Faro Technologies, Inc. *	7,182
200	Hughes Communications, Inc. *	5,634
400	Insight Enterprises, Inc. *	5,116
3,500	Jabil Circuit, Inc.	53,095
1,400	JDS Uniphase Corp. *	15,022

See accompanying notes to the financial statements.

14

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
200	Molex, Inc.	4,090
500	Multi-Fineline Electronix, Inc. *	10,900
400	Netgear, Inc. *	10,140
200	Oplink Communications, Inc. *	3,088
800	Plantronics, Inc.	22,744
400	Plexus Corp. *	13,796
1,600	Polycom, Inc. *	41,776
1,700	QLogic Corp. *	30,940
200	Rofin-Sinar Technologies, Inc. *	4,098
2,500	STEC, Inc. *	25,700
500	Stratasys, Inc. *	13,185
400	SYNNEX Corp. *	11,456
900	Vishay Intertechnology, Inc. *	9,225
600	Zebra Technologies Corp. *	17,142
	Total Technology Hardware & Equipment	691,497
	Telecommunication Services — 0.6%
300	AboveNet, Inc. *	18,336
600	Cogent Communications Group, Inc. *	5,904
200	Consolidated Communications Holdings, Inc.	3,368
1,000	Global Crossing Ltd. *	14,250
1,100	Syniverse Holdings, Inc. *	18,502
	Total Telecommunication Services	60,360
	Transportation — 1.9%
8,700	Avis Budget Group, Inc. *	91,524
500	Con-way, Inc.	16,245
900	Copa Holdings SA	48,951
700	JB Hunt Transport Services, Inc.	24,836
200	Kansas City Southern *	6,860
	Total Transportation	188,416

See accompanying notes to the financial statements.

15

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	Utilities — 0.3%
400	CenterPoint Energy, Inc.	5,352
400	DPL, Inc.	10,616
1,400	NV Energy, Inc.	15,554
	Total Utilities	31,522
	TOTAL COMMON STOCKS (COST $9,287,032)	9,604,766
	SHORT-TERM INVESTMENTS — 4.3%
	Money Market Funds — 4.1%
401,072	State Street Institutional Treasury Money Market Fund-Institutional Class	401,072
	Other Short-Term Investments — 0.2%
20,000	U.S. Treasury Bill, 0.05%, due 03/18/10 (a)	20,000
	TOTAL SHORT-TERM INVESTMENTS (COST $421,073)	421,072
	TOTAL INVESTMENTS — 101.7% (Cost $9,708,105)	10,025,838
	Other Assets and Liabilities (net) — (1.7%)	(171,133)
	TOTAL NET ASSETS — 100.0%	$9,854,705

See accompanying notes to the financial statements.

16

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1	Russell 2000 Mini	March 2010	$62,790	$408
1	S&P Midcap 400 E-Mini	March 2010	73,770	588
			$136,560	$996

As of February 28, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

17

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $9,708,105) (Note 2)	$10,025,838
Receivable for investments sold	111,798
Dividends and interest receivable	5,981
Receivable for collateral on open futures contracts (Note 2)	10,000
Receivable for variation margin on open futures contracts (Note 4)	9,537
Receivable for expenses reimbursed by Manager (Note 5)	13,888
Miscellaneous receivable	754
Total assets	10,177,796
Liabilities:
Payable for investments purchased	104,745
Payable for Fund shares repurchased	150,754
Payable to affiliate for (Note 5):
Management fee	2,304
Shareholder service fee	1,114
Trustees and Chief Compliance Officer of GMO Trust fees	6
Accrued expenses	64,168
Total liabilities	323,091
Net assets	$9,854,705
Net assets consist of:
Paid-in capital	$11,529,189
Accumulated undistributed net investment income	2,548
Accumulated net realized loss	(1,995,761)
Net unrealized appreciation	318,729
$9,854,705
Net assets attributable to:
Class III shares	$9,854,705
Shares outstanding:
Class III	882,519
Net asset value per share:
Class III	$11.17

See accompanying notes to the financial statements.

18

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends	$39,567
Interest	160
Total investment income	39,727
Expenses:
Management fee (Note 5)	16,568
Shareholder service fee – Class III (Note 5)	8,017
Audit and tax fees	56,642
Custodian, fund accounting agent and transfer agent fees	41,103
Registration fees	3,246
Legal fees	120
Trustees fees and related expenses (Note 5)	63
Miscellaneous	2,327
Total expenses	128,086
Fees and expenses reimbursed by Manager (Note 5)	(103,439)
Net expenses	24,647
Net investment income (loss)	15,080
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(880,625)
Closed futures contracts	48,604
Net realized gain (loss)	(832,021)
Change in net unrealized appreciation (depreciation) on:
Investments	2,521,743
Open futures contracts	12,550
Net unrealized gain (loss)	2,534,293
Net realized and unrealized gain (loss)	1,702,272
Net increase (decrease) in net assets resulting from operations	$1,717,352

See accompanying notes to the financial statements.

19

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,080	$23,157
Net realized gain (loss)	(832,021)	(1,374,773)
Change in net unrealized appreciation (depreciation)	2,534,293	(1,711,859)
Net increase (decrease) in net assets from operations	1,717,352	(3,063,475)
Distributions to shareholders from:
Net investment income
Class III	(12,384)	(22,611)
Net share transactions (Note 9):
Class III	4,236,292	(1,236,081)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	31,080	6,384
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	4,267,372	(1,229,697)
Total increase (decrease) in net assets	5,972,340	(4,315,783)
Net assets:
Beginning of period	3,882,365	8,198,148
End of period (including accumulated undistributed net investment income of $2,548 and $126, respectively)	$9,854,705	$3,882,365

See accompanying notes to the financial statements.

20

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.54	$13.59	$18.93	$19.67	$21.96
Income (loss) from investment operations:
Net investment income (loss)†	0.03	0.04	0.06	0.07	0.06
Net realized and unrealized gain (loss)	3.63	(6.05)	(1.79)	0.79	2.93
Total from investment operations	3.66	(6.01)	(1.73)	0.86	2.99
Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.06)	(0.09)	(0.07)
From net realized gains	—	—	(3.49)	(1.51)	(5.21)
Return of capital	—	—	(0.06)	—	—
Total distributions	(0.03)	(0.04)	(3.61)	(1.60)	(5.28)
Net asset value, end of period	$11.17	$7.54	$13.59	$18.93	$19.67
Total Return(a)	48.53%	(44.27)%	(11.74)%	4.86%	14.63%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$9,855	$3,882	$8,198	$25,314	$29,804
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.46%	0.48%
Net investment income (loss) to average daily net assets	0.28%	0.35%	0.30%	0.38%	0.30%
Portfolio turnover rate	140%	127%	118%	109%	87%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.94%	1.74%	0.48%	0.60%	0.35%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.06	$0.01	$0.07	$0.03	$0.08

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

21

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO U.S. Small/Mid Cap Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 2500 Growth Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net

22

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$9,604,766	$—	$—	$9,604,766
Short-Term Investments	401,072	20,000	—	421,072
Total Investments	10,005,838	20,000	—	10,025,838
Derivatives
Futures Contracts	996	—	—	996
Total	$10,006,834	$20,000	$—	$10,026,834

All of the Fund's common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

23

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$12,384	$22,611

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

24

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,548
Other Tax Attributes:
Capital loss carryforwards	$(1,978,609)
Post-October capital loss deferral	$(4,897)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(1,522,650)
2/28/2018	(455,959)
Total	$(1,978,609)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,719,365	$673,235	$(366,762)	$306,473

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

25

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 28, 2010, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component.

26

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Liquidity Risk (difficulty in selling Fund investments), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment

27

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

28

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures

29

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

30

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity

31

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and

32

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$996	$—	$996
Total	$—	$—	$—	$996	$—	$996

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$48,604	$—	$48,604
Total	$—	$—	$—	$48,604	$—	$48,604
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$12,550	$—	$12,550
Total	$—	$—	$—	$12,550	$—	$12,550

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values futures contracts outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures Contracts
Average amount outstanding	$108,669

33

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $63 and $0, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $11,429,574 and $7,208,011, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's

34

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 75.35% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, one shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2010, 0.17% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 98.28% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	530,981	$5,902,580	1,626	$15,144
Shares issued to shareholders in reinvestment of distributions	982	9,393	1,557	15,161
Shares repurchased	(164,620)	(1,675,681)	(91,318)	(1,266,386)
Purchase premiums	—	26,226	—	64
Redemption fees	—	4,854	—	6,320
Net increase (decrease)	367,343	$4,267,372	(88,135)	$(1,229,697)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

36

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,142.50	$2.44
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

38

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

39

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

40

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

41

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Small/Mid Cap Value Fund returned +49.2% for the fiscal year ended February 28, 2010, as compared with +69.3% for the Russell 2500 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted overall from returns relative to the Russell 2500 Value Index. Selections in Consumer Discretionary, Information Technology, and Health Care were among the detractors. In terms of individual names, overweight positions in Genworth Financial and Seagate Technology and not owning People's United Financial added to relative returns. Overweight positions in ITT Educational Services, Affiliated Computer Services, and Sunoco detracted from relative returns.

Sector selection added overall to returns relative to the Russell 2500 Value Index. Sector weightings positively impacting relative performance included an overweight in Consumer Discretionary and underweight positions in Financials and Utilities. Sector weightings negatively impacting relative performance included an underweight in Materials and overweight positions in Consumer Staples and Health Care.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions.

All information is unaudited.

†  The Fund is the successor to GMO Small/Mid Cap Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.9%
Short-Term Investments	2.4
Other	(1.3)
100.0%
Industry Group Summary	% of Equity Investments
Retailing	14.2%
Health Care Equipment & Services	10.2
Consumer Durables & Apparel	9.8
Insurance	8.2
Capital Goods	6.1
Technology Hardware & Equipment	5.5
Software & Services	5.2
Materials	5.0
Commercial & Professional Services	4.3
Consumer Services	4.1
Media	4.1
Pharmaceuticals, Biotechnology & Life Sciences	4.0
Automobiles & Components	3.4
Real Estate	2.9
Diversified Financials	2.8
Household & Personal Products	2.6
Food, Beverage & Tobacco	2.5
Telecommunication Services	1.7
Energy	1.4
Food & Staples Retailing	0.9
Transportation	0.8
Banks	0.2
Semiconductors & Semiconductor Equipment	0.1
100.0%

1

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	COMMON STOCKS — 98.9%
	Automobiles & Components — 3.3%
2,000	ArvinMeritor, Inc. *	23,320
2,400	Autoliv, Inc. *	107,064
4,400	Dana Holding Corp. *	50,028
500	Dorman Products, Inc. *	9,025
200	Harley-Davidson, Inc.	4,922
900	Modine Manufacturing Co. *	8,460
400	Standard Motor Products, Inc.	3,244
1,700	Tenneco, Inc. *	34,272
1,200	Thor Industries, Inc.	40,716
3,600	TRW Automotive Holdings Corp. *	96,732
	Total Automobiles & Components	377,783
	Banks — 0.2%
100	Bank of Marin Bancorp	3,202
200	Federal Agricultural Mortgage Corp.-Class C	1,748
100	First Defiance Financial Corp.	984
100	Northrim BanCorp, Inc.	1,591
600	Oriental Financial Group, Inc.	6,624
1,800	PMI Group (The), Inc. *	5,040
	Total Banks	19,189
	Capital Goods — 6.0%
2,200	Aircastle Ltd.	21,406
1,200	Bucyrus International, Inc.	75,072
1,400	Carlisle Cos., Inc.	48,020
1,500	Crane Co.	47,505
1,500	Hubbell, Inc.-Class B	70,275
400	John Bean Technologies Corp.	6,540
1,000	Joy Global, Inc.	50,800
2,700	Manitowoc Co. (The), Inc.	31,482
100	Miller Industries, Inc. *	1,180
210	NACCO Industries, Inc.-Class A	9,828

See accompanying notes to the financial statements.

2

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Capital Goods — continued
300	NN, Inc. *	1,065
3,100	Oshkosh Corp. *	118,172
1,800	Stanley Works (The)	103,050
1,600	Textron, Inc.	31,872
700	Toro Co. (The)	30,814
1,000	Trimas Corp. *	6,090
200	Twin Disc, Inc.	2,186
700	WESCO International, Inc. *	20,223
	Total Capital Goods	675,580
	Commercial & Professional Services — 4.2%
1,900	ACCO Brands Corp. *	13,623
1,700	Avery Dennison Corp.	53,720
800	Bowne & Co., Inc.	8,904
600	Cenveo, Inc. *	4,476
700	COMSYS IT Partners, Inc. *	12,236
300	Consolidated Graphics, Inc. *	13,362
700	Corporate Executive Board Co. (The)	16,016
1,700	Deluxe Corp.	30,515
800	Ennis, Inc.	12,296
1,500	HNI Corp.	35,655
300	Hudson Highland Group, Inc. *	1,308
1,000	Kforce, Inc. *	13,320
600	M&F Worldwide Corp. *	19,434
1,400	Manpower, Inc.	72,128
3,800	RR Donnelley & Sons Co.	75,582
400	School Specialty, Inc. *	8,540
1,800	SFN Group, Inc. *	14,166
1,000	TrueBlue, Inc. *	13,270
900	United Stationers, Inc. *	51,399
400	Volt Information Sciences, Inc. *	4,260
100	VSE Corp.	4,253
	Total Commercial & Professional Services	478,463

See accompanying notes to the financial statements.

3

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Consumer Durables & Apparel — 9.7%
1,400	American Greetings Corp.-Class A	26,698
300	Arctic Cat, Inc. *	3,228
700	Beazer Homes USA, Inc. *	2,912
200	Blyth, Inc.	5,768
700	Columbia Sportswear Co.	32,088
2,800	CROCS, Inc. *	19,740
240	Deckers Outdoor Corp. *	28,848
2,400	Fossil, Inc. *	87,000
300	Fuqi International, Inc. *	5,535
1,000	Furniture Brands International, Inc. *	5,480
500	G-III Apparel Group Ltd. *	10,485
1,500	Hanesbrands, Inc. *	38,895
1,300	Harman International Industries, Inc. *	56,082
2,900	Jarden Corp.	92,974
3,200	Jones Apparel Group, Inc.	53,952
500	Kid Brands, Inc. *	2,425
1,400	La-Z-Boy, Inc. *	17,654
200	Libbey, Inc. *	2,640
2,600	Liz Claiborne, Inc. *	17,966
500	Maidenform Brands, Inc. *	8,610
5,300	Newell Rubbermaid, Inc.	72,875
600	Oxford Industries, Inc.	11,676
500	Perry Ellis International, Inc. *	9,785
1,900	Phillips-Van Heusen Corp.	82,688
1,100	Polaris Industries, Inc.	50,314
2,100	Quiksilver, Inc. *	5,397
700	RC2 Corp. *	9,877
2,400	Sealy Corp. *	8,304
800	Skechers U.S.A., Inc. *	24,584
200	Sport Supply Group, Inc.	2,438
500	Steven Madden Ltd. *	21,005
1,400	Tempur-Pedic International, Inc. *	39,760
500	True Religion Apparel, Inc. *	12,280
1,800	Tupperware Corp.	84,114

See accompanying notes to the financial statements.

4

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Consumer Durables & Apparel — continued
300	Unifirst Corp. (The)	15,768
900	Whirlpool Corp.	75,744
1,500	Wolverine World Wide, Inc.	41,355
	Total Consumer Durables & Apparel	1,086,944
	Consumer Services — 4.1%
400	AFC Enterprises, Inc. *	3,240
500	Ambassadors Group, Inc.	5,645
200	Benihana, Inc.-Class A *	920
400	Carrols Restaurant Group, Inc. *	2,540
900	Cheesecake Factory (The), Inc. *	21,285
800	Cracker Barrel Old Country Store, Inc.	34,944
500	DineEquity, Inc. *	14,670
600	O'Charleys, Inc. *	4,854
300	Pre-Paid Legal Services, Inc. *	12,492
2,800	Royal Caribbean Cruises Ltd. *	79,156
2,100	Ruby Tuesday, Inc. *	16,989
5,600	Service Corp. International	45,136
30	Steak n Shake Co. (The) *	10,262
400	Steiner Leisure Ltd. *	17,188
1,900	Weight Watchers International, Inc.	48,868
6,200	Wyndham Worldwide Corp.	142,538
	Total Consumer Services	460,727
	Diversified Financials — 2.8%
2,300	Advance America Cash Advance Centers, Inc.	14,421
4,500	Allied Capital Corp. *	18,720
5,100	American Capital Ltd. *	21,930
3,000	AmeriCredit Corp. *	66,750
3,100	Ares Capital Corp.	40,517
400	Calamos Asset Management, Inc.	5,336
600	Cash America International, Inc.	22,998
700	Encore Capital Group, Inc. *	12,628
800	Hercules Technology Growth Capital, Inc.	7,872

See accompanying notes to the financial statements.

5

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Diversified Financials — continued
600	International Assets Holding Corp. *	9,366
600	Kohlberg Capital Corp.	2,712
2,900	MCG Capital Corp. *	14,848
1,500	Nelnet, Inc.-Class A	23,580
1,500	Primus Guaranty Ltd. *	6,165
2,100	SLM Corp. *	23,478
500	World Acceptance Corp. *	20,895
	Total Diversified Financials	312,216
	Energy — 1.4%
1,100	Complete Production Services, Inc. *	15,356
200	Green Plains Renewable Energy, Inc. *	3,392
1,700	Oil States International, Inc. *	73,134
1,200	Ship Finance International Ltd.	19,080
1,700	World Fuel Services Corp.	44,914
	Total Energy	155,876
	Food & Staples Retailing — 0.9%
1,000	Great Atlantic & Pacific Tea Co., Inc. *	7,270
2,600	Whole Foods Market, Inc. *	92,274
	Total Food & Staples Retailing	99,544
	Food, Beverage & Tobacco — 2.5%
1,400	Chiquita Brands International, Inc. *	20,384
6,500	Del Monte Foods Co.	76,180
1,000	J.M. Smucker Co. (The)	59,680
100	John B. Sanfilippo & Son, Inc. *	1,582
3,600	PepsiAmericas, Inc.	107,928
1,500	Pilgrim's Pride Corp. *	13,530
300	Reddy Ice Holdings, Inc. *	1,629
	Total Food, Beverage & Tobacco	280,913

See accompanying notes to the financial statements.

6

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Health Care Equipment & Services — 10.1%
600	Allied Healthcare International, Inc. *	1,662
400	Amedisys, Inc. *	23,060
200	American Dental Partners, Inc. *	2,600
800	American Medical Systems Holdings, Inc. *	14,496
300	Arthrocare Corp. *	7,971
1,100	Beckman Coulter, Inc.	72,116
1,000	BioScrip, Inc. *	7,390
2,300	Community Health Systems, Inc. *	78,821
1,100	Continucare Corp. *	4,587
1,000	Cooper Cos (The), Inc.	40,060
4,500	Coventry Health Care, Inc. *	104,310
900	Five Star Quality Care, Inc. *	2,745
8,800	Health Management Associates, Inc. *	64,152
3,300	Health Net, Inc. *	76,197
1,400	Healthspring, Inc. *	25,774
700	Healthways, Inc. *	10,514
700	Henry Schein, Inc. *	39,781
1,900	Hill-Rom Holdings, Inc.	49,856
800	Invacare Corp.	21,824
1,000	inVentiv Health, Inc. *	14,680
2,500	Kinetic Concepts, Inc. *	104,800
2,000	Lincare Holdings, Inc. *	80,320
1,600	Mednax, Inc. *	85,600
1,200	MedQuist, Inc.	9,432
800	Odyssey HealthCare, Inc. *	14,024
600	Orthofix International NV *	20,454
2,600	Patterson Cos., Inc. *	77,168
500	Providence Service Corp. (The) *	6,055
300	PSS World Medical, Inc. *	6,327
800	Sunrise Senior Living, Inc. *	3,144
1,100	Universal American Financial Corp. *	15,851
1,500	WellCare Health Plans, Inc. *	40,050
200	Young Innovations, Inc.	5,360
	Total Health Care Equipment & Services	1,131,181

See accompanying notes to the financial statements.

7

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Household & Personal Products — 2.6%
1,200	Bare Escentuals, Inc. *	21,816
500	Elizabeth Arden, Inc. *	9,010
1,900	Herbalife Ltd.	76,095
1,000	Inter Parfums, Inc.	13,580
800	Mannatech, Inc.	2,824
2,300	NBTY, Inc. *	104,420
1,700	Nu Skin Enterprises, Inc.-Class A	45,424
200	Nutraceutical International Corp. *	2,570
300	Revlon, Inc.-Class A *	4,497
300	USANA Health Sciences, Inc. *	8,307
	Total Household & Personal Products	288,543
	Insurance — 8.1%
1,100	Allied World Assurance Co. Holdings Ltd.	50,710
1,000	American Equity Investment Life Holding Co.	8,800
1,900	American Financial Group, Inc.	49,153
600	American International Group, Inc. *	14,862
500	CNA Financial Corp. *	12,295
7,500	Conseco, Inc. *	37,350
800	Delphi Financial Group, Inc.-Class A	17,064
1,800	Endurance Specialty Holdings Ltd.	69,228
800	FBL Financial Group, Inc.-Class A	16,256
12,500	Genworth Financial, Inc.-Class A *	199,250
2,400	Hartford Financial Services Group (The), Inc.	58,488
700	Horace Mann Educators Corp.	9,408
1,000	Lincoln National Corp.	25,180
1,100	Maiden Holdings Ltd.	7,722
1,500	National Financial Partners Corp. *	17,235
2,700	Protective Life Corp.	49,572
1,200	Reinsurance Group of America, Inc.	57,036
1,300	StanCorp Financial Group, Inc.	55,874
1,400	Torchmark Corp.	65,100
900	Transatlantic Holdings, Inc.	44,730

See accompanying notes to the financial statements.

8

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Insurance — continued
900	Universal Insurance Holdings, Inc.	5,445
2,100	XL Capital Ltd.-Class A	38,367
	Total Insurance	909,125
	Materials — 5.0%
200	AEP Industries, Inc. *	6,980
1,900	Ashland, Inc.	89,452
2,400	Boise, Inc. *	11,400
400	Bway Holding Co. *	6,028
200	Clearwater Paper Corp. *	9,652
700	Cytec Industries, Inc.	29,869
200	Hawkins, Inc.	3,990
600	Innospec, Inc.	6,390
1,300	KapStone Paper and Packaging Corp. *	11,908
100	KMG Chemicals, Inc.	1,331
1,900	Lubrizol Corp.	150,119
230	NewMarket Corp.	20,482
200	Omnova Solutions, Inc. *	1,224
200	Quaker Chemical Corp.	3,962
1,500	Reliance Steel & Aluminum Co.	66,510
3,800	RPM International, Inc.	73,150
700	Spartech Corp. *	7,133
2,100	W.R. Grace & Co. *	60,816
	Total Materials	560,396
	Media — 4.1%
300	AH Belo Corp.-Class A *	2,244
3,200	Belo Corp.	21,536
100	Carmike Cinemas, Inc. *	910
2,200	CTC Media Inc *	37,620
1,200	Entercom Communications Corp.-Class A *	12,204
1,700	EW Scripps Co.-Class A *	12,954
8,700	Gannett Co., Inc.	131,805
2,000	Harte-Hanks, Inc.	23,780

See accompanying notes to the financial statements.

9

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Media — continued
1,600	Journal Communications, Inc.-Class A *	5,984
2,000	Lee Enterprises, Inc. *	7,660
1,400	LIN TV Corp.-Class A *	7,154
400	LodgeNet Interactive Corp. *	2,496
2,800	McClatchy Co. (The)-Class A	13,496
700	Media General Inc.-Class A *	5,726
1,400	Meredith Corp.	43,008
2,700	New York Times Co. (The)-Class A *	29,538
900	PRIMEDIA, Inc.	3,330
1,300	Scholastic Corp.	38,220
2,200	Sinclair Broadcast Group, Inc. *	11,044
1,800	Valassis Communications, Inc. *	46,116
	Total Media	456,825
	Pharmaceuticals, Biotechnology & Life Sciences — 3.9%
1,900	Endo Pharmaceuticals Holdings, Inc. *	43,225
200	Hi-Tech Pharmacal Co., Inc. *	4,302
5,900	King Pharmaceuticals, Inc. *	66,375
1,800	KV Pharmaceutical Co.-Class A *	5,688
1,400	Life Technologies Corp. *	71,064
1,600	Medicis Pharmaceutical Corp.-Class A	36,000
90	Mettler-Toledo International, Inc. *	8,947
4,500	Mylan, Inc. *	96,030
900	Par Pharmaceutical Cos., Inc. *	22,527
1,500	PerkinElmer, Inc.	33,315
1,400	Watson Pharmaceuticals, Inc. *	55,706
	Total Pharmaceuticals, Biotechnology & Life Sciences	443,179
	Real Estate — 2.9%
200	Agree Realty Corp. REIT	4,412
800	American Capital Agency Corp. REIT	20,256
2,200	Ashford Hospitality Trust, Inc. REIT *	12,056
3,800	Developers Diversified Realty Corp. REIT	40,318
1,300	FelCor Lodging Trust, Inc. REIT *	4,901

See accompanying notes to the financial statements.

10

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Real Estate — continued
3,473	General Growth Properties, Inc. REIT (a)	45,531
1,800	Glimcher Realty Trust REIT	7,740
1,500	Gramercy Capital Corp. REIT *	5,730
1,000	Hatteras Financial Corp. REIT	25,970
1,700	Hospitality Properties Trust REIT	37,349
6,800	HRPT Properties Trust REIT	47,736
1,400	NorthStar Realty Finance Corp. REIT	5,978
100	One Liberty Properties, Inc. REIT *	984
1,200	Resource Capital Corp. REIT	7,596
1,100	SL Green Realty Corp. REIT	56,166
	Total Real Estate	322,723
	Retailing — 14.1%
2,500	Abercrombie & Fitch Co.-Class A	91,050
800	Aeropostale, Inc. *	28,288
400	America's Car-Mart, Inc. *	10,576
2,800	American Eagle Outfitters, Inc.	47,236
1,900	AnnTaylor Stores Corp. *	32,699
1,100	Asbury Automotive Group, Inc. *	12,793
3,200	AutoNation, Inc. *	56,800
800	Big 5 Sporting Goods Corp.	12,224
800	Big Lots, Inc. *	26,800
200	Bon-Ton Stores (The), Inc. *	1,986
300	Books-A-Million, Inc.	1,887
1,600	Borders Group, Inc. *	2,272
1,200	Brown Shoe Co., Inc.	16,596
1,000	Cabela's, Inc. *	15,460
3,500	Charming Shoppes, Inc. *	20,825
4,700	Chico's FAS, Inc. *	63,685
1,300	Collective Brands, Inc. *	29,380
300	Core-Mark Holding Co., Inc. *	9,612
100	Destination Maternity Corp. *	2,262
2,700	Dillard's, Inc.-Class A	45,549
2,100	Expedia, Inc. *	46,704

See accompanying notes to the financial statements.

11

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Retailing — continued
800	Finish Line (The), Inc.-Class A	9,672
500	Genesco, Inc. *	11,965
900	Group 1 Automotive, Inc. *	24,993
1,500	Guess?, Inc.	61,185
900	Gymboree Corp. (The) *	39,150
2,000	HSN, Inc. *	43,320
400	Jo-Ann Stores, Inc. *	15,140
500	Jos. A. Bank Clothiers, Inc. *	22,365
5,700	Liberty Media Corp.-Interactive-Class A *	71,763
1,000	Limited Brands, Inc.	22,110
400	Lithia Motors, Inc.-Class A *	2,552
700	MarineMax, Inc. *	7,406
1,500	Men's Wearhouse (The), Inc.	32,040
1,200	Nordstrom, Inc.	44,328
500	NutriSystem, Inc.	9,675
9,900	Office Depot, Inc. *	71,478
2,300	OfficeMax, Inc. *	36,731
2,000	Pacific Sunwear of California, Inc *	8,960
2,700	Penske Auto Group, Inc. *	39,285
4,400	RadioShack Corp.	86,064
1,200	Retail Ventures, Inc. *	10,728
300	Shoe Carnival, Inc. *	5,469
1,900	Sonic Automotive, Inc. *	19,570
1,300	Stein Mart, Inc. *	10,621
500	Systemax, Inc.	8,150
1,500	Talbots, Inc. *	16,260
3,400	Tiffany & Co.	150,926
700	Tractor Supply Co. *	38,304
1,500	Tuesday Morning Corp. *	8,565
300	US Auto Parts Network, Inc. *	1,869
3,600	Williams-Sonoma, Inc.	77,256
700	Zale Corp. *	1,659
	Total Retailing	1,584,243

See accompanying notes to the financial statements.

12

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — 0.1%
2,700	Entegris, Inc. *	12,096
1,200	Photronics, Inc. *	5,280
	Total Semiconductors & Semiconductor Equipment	17,376
	Software & Services — 5.1%
500	Actuate Corp. *	2,680
800	Blackbaud, Inc.	18,624
300	Bottomline Technologies, Inc. *	4,767
200	Computer Task Group, Inc. *	1,514
2,800	Convergys Corp. *	34,552
600	CSG Systems International, Inc. *	12,072
900	Deltek, Inc. *	6,921
100	Dynamics Research Corp. *	1,030
2,100	EarthLink, Inc.	17,514
200	ePlus, Inc. *	3,280
1,300	Fair Isaac Corp.	29,848
1,500	Global Cash Access Holdings, Inc. *	11,235
400	Heartland Payment Systems, Inc.	6,116
1,800	infoGROUP, Inc. *	14,454
1,100	Jack Henry & Associates, Inc.	24,838
1,000	JDA Software Group, Inc. *	28,300
400	Manhattan Associates, Inc. *	10,108
500	Micros Systems, Inc. *	15,020
300	MicroStrategy, Inc.-Class A *	26,607
1,000	MoneyGram International, Inc. *	2,770
700	Ness Technologies, Inc. *	3,990
700	Progress Software Corp. *	19,614
300	QAD, Inc.	1,647
2,300	Quest Software, Inc. *	38,755
1,200	Radiant Systems, Inc. *	13,404
700	Smith Micro Software, Inc. *	6,132
800	Sonic Solutions, Inc. *	7,272
1,100	SonicWALL, Inc. *	8,811
1,300	Sybase, Inc. *	57,707

See accompanying notes to the financial statements.

13

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares	Description	Value ($)
	Software & Services — continued
1,200	TeleTech Holdings, Inc. *	20,988
900	THQ, Inc. *	5,454
5,300	TIBCO Software, Inc. *	48,601
1,400	Unisys Corp. *	48,874
2,700	United Online, Inc.	16,902
700	Web.com Group, Inc. *	3,332
	Total Software & Services	573,733
	Technology Hardware & Equipment — 5.5%
2,000	Brightpoint, Inc. *	14,260
100	Communications Systems, Inc.	1,196
400	Hutchinson Technology, Inc. *	2,640
4,300	Ingram Micro, Inc.-Class A *	76,110
1,700	Insight Enterprises, Inc. *	21,743
4,800	Jabil Circuit, Inc.	72,816
1,600	Lexmark International, Inc. *	53,936
400	PC Connection, Inc. *	2,512
300	PC Mall, Inc. *	1,398
1,100	Plantronics, Inc.	31,273
2,500	QLogic Corp. *	45,500
4,500	Quantum Corp. *	11,160
1,100	Sanmina-SCI Corp. *	18,194
5,000	Seagate Technology *	99,550
1,600	Smart Modular Technologies WWH, Inc. *	10,240
1,200	SYNNEX Corp. *	34,368
1,900	Tech Data Corp. *	81,396
900	Technitrol, Inc.	3,960
900	Western Digital Corp. *	34,767
	Total Technology Hardware & Equipment	617,019
	Telecommunication Services — 1.6%
300	Atlantic Tele-Network, Inc.	13,164
4,900	CenturyTel, Inc.	167,923
200	HickoryTech Corp.	1,720

See accompanying notes to the financial statements.

14

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	Telecommunication Services — continued
500	IDT Corp.-Class B *	2,370
	Total Telecommunication Services	185,177
	Transportation — 0.7%
1,100	Air Transport Services Group, Inc. *	2,794
3,700	Avis Budget Group, Inc. *	38,924
1,000	Dollar Thrifty Automotive Group, Inc. *	30,040
500	Horizon Lines, Inc.-Class A	2,020
800	Macquarie Infrastructure Co. LLC *	10,872
100	Pinnacle Airlines Corp. *	813
	Total Transportation	85,463
	TOTAL COMMON STOCKS (COST $9,144,915)	11,122,218
	SHORT-TERM INVESTMENTS — 2.4%
	Money Market Funds — 2.0%
230,731	State Street Institutional Treasury Money Market Fund-Institutional Class	230,731
	Other Short-Term Investments — 0.4%
40,000	U.S. Treasury Bill, 0.05%, due 03/18/10 (b)	39,999
	TOTAL SHORT-TERM INVESTMENTS (COST $270,730)	270,730
	TOTAL INVESTMENTS — 101.3% (Cost $9,415,645)	11,392,948
	Other Assets and Liabilities (net) — (1.3%)	(149,055)
	TOTAL NET ASSETS — 100.0%	$11,243,893

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Bankrupt issuer.

(b)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

15

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $9,415,645) (Note 2)	$11,392,948
Cash	26,400
Receivable for investments sold	181,675
Dividends receivable	8,391
Receivable for collateral on closed futures contracts (Note 4)	20,000
Receivable for expenses reimbursed by Manager (Note 5)	9,800
Miscellaneous receivable	1,508
Total assets	11,640,722
Liabilities:
Payable for investments purchased	11,327
Payable for Fund shares repurchased	301,508
Payable to affiliate for (Note 5):
Management fee	2,653
Shareholder service fee	1,284
Trustees and Chief Compliance Officer of GMO Trust fees	23
Payable for variation margin on closed futures contracts (Note 4)	748
Accrued expenses	79,286
Total liabilities	396,829
Net assets	$11,243,893
Net assets consist of:
Paid-in capital	$22,198,732
Accumulated undistributed net investment income	1,983
Accumulated net realized loss	(12,934,125)
Net unrealized appreciation	1,977,303
$11,243,893
Net assets attributable to:
Class III shares	$11,243,893
Shares outstanding:
Class III	1,722,997
Net asset value per share:
Class III	$6.53

See accompanying notes to the financial statements.

16

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends (net of withholding taxes of $12)	$259,621
Total investment income	259,621
Expenses:
Management fee (Note 5)	46,584
Shareholder service fee – Class III (Note 5)	22,541
Audit and tax fees	56,614
Custodian, fund accounting agent and transfer agent fees	36,350
Registration fees	1,612
Legal fees	277
Trustees fees and related expenses (Note 5)	243
Miscellaneous	2,312
Total expenses	166,533
Fees and expenses reimbursed by Manager (Note 5)	(97,165)
Net expenses	69,368
Net investment income (loss)	190,253
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(4,033,592)
Closed futures contracts	86,603
Net realized gain (loss)	(3,946,989)
Change in net unrealized appreciation (depreciation) on:
Investments	9,776,127
Open futures contracts	54,327
Net unrealized gain (loss)	9,830,454
Net realized and unrealized gain (loss)	5,883,465
Net increase (decrease) in net assets resulting from operations	$6,073,718

See accompanying notes to the financial statements.

17

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$190,253	$335,298
Net realized gain (loss)	(3,946,989)	(5,839,204)
Change in net unrealized appreciation (depreciation)	9,830,454	(2,897,819)
Net increase (decrease) in net assets from operations	6,073,718	(8,401,725)
Distributions to shareholders from:
Net investment income
Class III	(214,080)	(339,148)
Net share transactions (Note 9):
Class III	(7,776,760)	(13,439,111)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	41,995	68,983
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(7,734,765)	(13,370,128)
Total increase (decrease) in net assets	(1,875,127)	(22,111,001)
Net assets:
Beginning of period	13,119,020	35,230,021
End of period (including accumulated undistributed net investment income of $1,983 and $26,224, respectively)	$11,243,893	$13,119,020

See accompanying notes to the financial statements.

18

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$4.44	$7.36	$10.01	$10.52	$12.38
Income (loss) from investment operations:
Net investment income (loss)†	0.07	0.10	0.13	0.15	0.20
Net realized and unrealized gain (loss)	2.10	(2.92)	(1.87)	0.68	1.11
Total from investment operations	2.17	(2.82)	(1.74)	0.83	1.31
Less distributions to shareholders:
From net investment income	(0.08)	(0.10)	(0.13)	(0.20)	(0.21)
From net realized gains	—	—	(0.78)	(1.14)	(2.96)
Total distributions	(0.08)	(0.10)	(0.91)	(1.34)	(3.17)
Net asset value, end of period	$6.53	$4.44	$7.36	$10.01	$10.52
Total Return(a)	49.15%	(38.76)%	(18.73)%	8.71%	11.67%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$11,244	$13,119	$35,230	$58,452	$53,389
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.46%	0.48%
Net investment income (loss) to average daily net assets	1.27%	1.46%	1.44%	1.46%	1.71%
Portfolio turnover rate	175%	73%	63%	79%	48%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.65%	0.43%	0.19%	0.22%	0.19%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.02	$0.01	$0.02	$0.04

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO U.S. Small/Mid Cap Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the counter derivatives, including options, futures, and swap contracts. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which

20

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$11,122,218	$—	$—	$11,122,218
Short-Term Investments	230,731	39,999	—	270,730
Total Investments	11,352,949	39,999	—	11,392,948
Total	$11,352,949	$39,999	$—	$11,392,948

All of the Fund's common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2010 or February 28, 2009, whose fair value was determined using Level 3 inputs.

21

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$214,080	$339,148

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

22

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,373
Other Tax Attributes:
Capital loss carryforwards	$(12,647,388)
Post-October capital loss deferral	$(164,287)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(5,940,234)
2/28/2018	(6,707,154)
Total	$(12,647,388)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,540,484	$1,990,157	$(137,693)	$1,852,464

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

23

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 28, 2010, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents,

24

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund's securities), Liquidity Risk (difficulty in selling Fund investments), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

25

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

4.  Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by "equitizing" its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by

26

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund's net asset value.

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures

27

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts outstanding at the end of the period.

28

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity

29

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of

30

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the year ended
February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$86,603	$—	$86,603
Total	$—	$—	$—	$86,603	$—	$86,603
Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$54,327	$—	$54,327
Total	$—	$—	$—	$54,327	$—	$54,327

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended February 28, 2010:

Futures Contracts
Average amount outstanding	$201,772

5.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund

31

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fees and Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in other series of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund's Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $243 and $0, respectively. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $25,421,572 and $32,580,790, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 72.65% of the outstanding shares of the Fund were held by three shareholders. On that date, three shareholders owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

32

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

As of February 28, 2010, 0.96% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 92.88% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	44,718	$210,967	4,941	$32,066
Shares issued to shareholders in reinvestment of distributions	37,225	199,297	47,015	308,041
Shares repurchased	(1,310,616)	(8,187,024)	(1,889,957)	(13,779,218)
Purchase premiums	—	1,060	—	123
Redemption fees	—	40,935	—	68,860
Net increase (decrease)	(1,228,673)	$(7,734,765)	(1,838,001)	$(13,370,128)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

34

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,152.00	$2.45
2) Hypothetical	0.46%	$1,000.00	$1,022.31	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

35

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 97.22% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 97.49% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

36

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

37

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

38

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

39

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunities Equity Allocation Fund returned +39.6% for the fiscal year ended February 28, 2010, as compared with +54.3% for the Fund's benchmark, the MSCI World Index. During the fiscal year, the Fund was fully exposed to global equity securities through its investment in underlying GMO Trust mutual funds.

Underlying fund implementation was negative, detracting approximately 14.5% from relative performance, with most of the underperformance coming from GMO Quality Fund and GMO International Intrinsic Value Fund, which underperformed their respective benchmarks during the period.

Asset allocation detracted 0.2% from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.1%
Short-Term Investments	3.3
Preferred Stocks	0.1
Options Purchased	0.0
Rights and Warrants	0.0
Swaps	(0.0)
Written Options	(0.0)
Futures	(0.0)
Forward Currency Contracts	(0.1)
Other	1.6
100.0%
Country / Region Summary**	% of Investments
United States	48.5%
Euro Region***	13.6
Japan	13.1
United Kingdom	11.0
Switzerland	5.2
Sweden	2.4
Australia	1.6
Singapore	1.6
Hong Kong	0.9
Canada	0.7
Norway	0.7
Denmark	0.6
New Zealand	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

1

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
1,133,382	GMO Flexible Equities Fund, Class VI	21,035,579
11,369,734	GMO International Growth Equity Fund, Class IV	223,870,059
11,409,557	GMO International Intrinsic Value Fund, Class IV	223,056,848
2,991,693	GMO International Small Companies Fund, Class III	19,834,925
21,518,934	GMO Quality Fund, Class VI	408,859,750
15,483,439	GMO U.S. Core Equity Fund, Class VI	163,195,449
	TOTAL MUTUAL FUNDS (COST $1,219,884,937)	1,059,852,610
	SHORT-TERM INVESTMENTS — 0.0%
33,544	State Street Eurodollar Time Deposit, 0.01%, due 03/01/10	33,544
	TOTAL SHORT-TERM INVESTMENTS (COST $33,544)	33,544
	TOTAL INVESTMENTS — 100.0% (Cost $1,219,918,481)	1,059,886,154
	Other Assets and Liabilities (net) — (0.0%)	(46,543)
	TOTAL NET ASSETS — 100.0%	$1,059,839,611

See accompanying notes to the financial statements.

2

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments in unaffiliated issuers, at value (cost $33,544) (Note 2)	$33,544
Investments in affiliated issuers, at value (cost $1,219,884,937) (Notes 2 and 10)	1,059,852,610
Receivable for expenses reimbursed by Manager (Note 5)	14,196
Total assets	1,059,900,350
Liabilities:
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	1,818
Accrued expenses	58,921
Total liabilities	60,739
Net assets	$1,059,839,611
Net assets consist of:
Paid-in capital	$1,355,655,101
Accumulated net realized loss	(135,783,163)
Net unrealized depreciation	(160,032,327)
$1,059,839,611
Net assets attributable to:
Class III shares	$1,059,839,611
Shares outstanding:
Class III	63,302,376
Net asset value per share:
Class III	$16.74

See accompanying notes to the financial statements.

3

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Dividends from affiliated issuers (Note 10)	$23,943,321
Interest	3
Total investment income	23,943,324
Expenses:
Legal fees	46,346
Custodian, fund accounting agent and transfer agent fees	45,825
Audit and tax fees	33,372
Trustees fees and related expenses (Note 5)	16,318
Registration fees	5,233
Miscellaneous	12,462
Total expenses	159,556
Fees and expenses reimbursed by Manager (Note 5)	(136,034)
Expense reductions (Note 2)	(1,537)
Net expenses	21,985
Net investment income (loss)	23,921,339
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(68,000,417)
Net realized gain (loss)	(68,000,417)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	326,717,906
Net realized and unrealized gain (loss)	258,717,489
Net increase (decrease) in net assets resulting from operations	$282,638,828

See accompanying notes to the financial statements.

4

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,921,339	$27,359,899
Net realized gain (loss)	(68,000,417)	(67,041,232)
Change in net unrealized appreciation (depreciation)	326,717,906	(387,000,660)
Net increase (decrease) in net assets from operations	282,638,828	(426,681,993)
Distributions to shareholders from:
Net investment income
Class III	(23,938,105)	(27,428,339)
Net realized gains
Class III	—	(48,768,521)
	(23,938,105)	(76,196,860)
Net share transactions (Note 9):
Class III	102,614,012	256,821,808
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	207,495
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	102,614,012	257,029,303
Total increase (decrease) in net assets	361,314,735	(245,849,550)
Net assets:
Beginning of period	698,524,876	944,374,426
End of period	$1,059,839,611	$698,524,876

See accompanying notes to the financial statements.

5

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007	2006(a)
Net asset value, beginning of period	$12.29		$21.71		$24.25		$22.49	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.42		0.53		0.43		0.40	0.37
Net realized and unrealized gain (loss)	4.47		(8.50)		0.01	(c)	2.93	2.78
Total from investment operations	4.89		(7.97)		0.44		3.33	3.15
Less distributions to shareholders:
From net investment income	(0.44)		(0.54)		(1.10)		(0.73)	(0.46)
From net realized gains	—		(0.91)		(1.88)		(0.84)	(0.20)
Total distributions	(0.44)		(1.45)		(2.98)		(1.57)	(0.66)
Net asset value, end of period	$16.74		$12.29		$21.71		$24.25	$22.49
Total Return(d)	39.64%		(38.63)%		0.72%		14.94%	15.90	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,059,840		$698,525		$944,374		$902,324	$407,230
Net expenses to average daily net assets(e)(f)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00%	0.00	%*
Net investment income (loss) to average daily net assets(b)	2.64%		2.89%		1.72%		1.68%	2.42	%*
Portfolio turnover rate	16%		35%		20%		12%	5	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.01%		0.01%		0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(h)	$0.00	(i)	$0.00	(i)	$0.01	$0.02

(a)  Period from June 16, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).

(f)  Net expenses to average daily net assets were less than 0.01%.

(g)  The net expense ratio does not include the effect of expense reductions (Note 2).

(h)  There were no purchase premiums and redemption fees during the period.

(i)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO World Opportunities Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI World Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds and the GMO U.S. Equity Funds. The Fund also may invest in shares of other series of the Trust, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to as "underlying funds"). Although the Fund's primary exposure is to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (which include common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts). The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund also may invest in unaffiliated money market funds and in GMO U.S. Treasury Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

7

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicater of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.02% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor's proprietary models. As of February 28, 2010, 46.91% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor. Those underlying funds classify such securities (as defined below) as Level 2. See note 4 for further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

8

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,059,852,610	$—	$—	$1,059,852,610
Short-Term Investments	33,544	—	—	33,544
Total Investments	1,059,886,154	—	—	1,059,886,154
Total	$1,059,886,154	$—	$—	$1,059,886,154

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund's indirect investments in securities using Level 3 inputs were 0.02% of total net assets.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or

9

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2010	2/28/2009
Ordinary income (including any net short-term capital gain)	$23,938,105	$27,435,560
Net long-term capital gain	—	48,761,300
Total distributions	$23,938,105	$76,196,860

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2010, certain tax attribuutes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(27,174,228)
Post-October capital loss deferral	$(15,437,023)

As of February 28, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2018	$(27,174,228)
Total	$(27,174,228)

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,313,090,393	$898,577	$(254,102,816)	$(253,204,239)

10

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to September 14, 2009, the premium on cash purchases and the fee on cash redemptions were each 0.04% of the amount invested or redeemed. Effective September 14, 2009, the premium on cash purchases and the fee on cash redemptions were eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related

11

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into other series of the Trust when placing orders for the cash purchase or redemption of shares by the Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, the Fund and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the other series of the Trust. All or a portion of the Fund's purchase premium and/or redemption fees may be waived at the Manager's discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premium and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premium and/or redemption fee imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential

12

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund's investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions' customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund's foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

13

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund or an underlying fund's investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund's securities or a counterparty of an underlying fund's repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund's investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund's loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

4.  Derivative financial instruments

At February 28, 2010, the Fund held no derivative contracts.

5.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund's total annual operating expenses (excluding "Excluded Fund Fees and Expenses", as defined below) exceed 0.00% of the Fund's average daily net assets. Excluded Fund Fees and Expenses include expenses indirectly incurred by investment in the underlying funds, fees

14

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $16,318 and $7,195, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2010, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.409%	0.071%	0.480%

6.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2010 aggregated $248,736,371 and $146,146,174, respectively.

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

15

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

8.  Principal shareholders and related parties

As of February 28, 2010, 10.01% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2010, none of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 9.40% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.   Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
Class III:	Shares	Amount	Shares	Amount
Shares sold	12,907,784	$207,883,739	21,444,708	$386,255,390
Shares issued to shareholders in reinvestment of distributions	1,301,276	22,668,232	4,310,232	76,196,861
Shares repurchased	(7,736,512)	(127,937,959)	(12,427,876)	(205,630,443)
Purchase premiums	—	—	—	147,229
Redemption fees	—	—	—	60,266
Net increase (decrease)	6,472,548	$102,614,012	13,327,064	$257,029,303

16

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

10.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$14,631,268	$5,104,917	$1,697,777	$483,309	$—	$21,035,579
GMO International Growth Equity Fund, Class IV	146,275,269	59,085,657	36,526,257	7,012,471	—	223,870,059
GMO International Intrinsic Value Fund, Class IV	140,086,040	60,673,846	34,905,248	6,209,918	—	223,056,848
GMO International Small Companies Fund, Class III	—	19,264,517	331,366	304,824	—	19,834,925
GMO Quality Fund, Class VI	275,208,643	89,030,181	50,591,250	6,932,223	—	408,859,750
GMO U.S. Core Equity Fund, Class VI	122,343,703	15,577,253	22,094,276	3,000,576	—	163,195,449
Totals	$698,544,923	$248,736,371	$146,146,174	$23,943,321	$—	$1,059,852,610

11.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kttredge Jr. to the Board of Trustees of the Trust.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunities Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

18

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,046.40	$2.44
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2010 income tax forms in early 2011.

For taxable, non-corporate shareholders, 80.61% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 40.63% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2010 qualified for the dividends-received deduction.

20

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

23

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

24

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Annual Report

February 28, 2010

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunity Overlay Fund returned +27.2% for the fiscal year ended February 28, 2010, as compared with +1.1% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 26.1%. During this time, the Fund's derivative overlay strategies added nearly 6%, while cash management added about 20%. The Fund's overlay strategies included investments in derivative transactions (largely interest-rate swaps, exchange-traded futures and, to a lesser extent, currency options and forwards) backed by collateral consisting of U.S. and foreign floating-rate fixed income securities – mainly asset-backed securities.

Asset-backed security spreads experienced tightening as pricing and liquidity conditions in securitized credit markets improved during the fiscal year. As a result, the Fund's collateral holdings outperformed LIBOR by more than 20%, directly contributing to the Fund's outperformance.

A concentrated opportunistic position in U.S. Treasury STRIPS versus zero-coupon LIBOR swaps and other opportunistic trades drove overlay gains. Bond market strategies contributed negatively to performance during the fiscal year, given an underweight Japanese market position.

The Fund's duration at fiscal year-end was 0.4 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO World Opportunity Overlay Fund and the JPMorgan U.S. 3 Month Cash Index As of February 28, 2010

Average Annual Total Returns
1 Year
5 Year
Since Inception
11/22/04
27.20%
-1.50%
-1.29%
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
2004
2005
2006
2007
2008
2009
2010
11/22/04
$10,000,000
$12,181,190
$9,336,710
GMO World Opportunity Overlay Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above excludes purchase premiums and/or redemption fees charged during the Fund's fiscal year that were eliminated prior to February 28, 2010. All information is unaudited.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	92.8%
Short-Term Investments	7.7
Options Purchased	7.1
Futures Contracts	0.1
Forward Currency Contracts	(0.4)
Swaps	(1.9)
Written Options	(3.6)
Reverse Repurchase Agreements	(3.9)
Other	2.1
100.0%
Industry Summary	% of Debt Obligations
U.S. Government & Agencies	34.7%
Credit Cards	10.8
Residential Asset-Backed Securities (United States)	10.3
Auto Financing	9.2
Insured Auto Financing	7.1
CMBS	4.8
Residential Mortgage-Backed Securities (European)	4.3
Foreign Government Obligations	4.2
Business Loans	3.0
Investment Grade Corporate Collateralized Debt Obligations	1.8
Residential Mortgage-Backed Securities (Australian)	1.7
Insured Other	1.5
Student Loans	1.5
Non-Investment Grade Corporate Collateralized Debt Obligations	0.9
Insurance Premiums	0.9
CMBS Collateralized Debt Obligations	0.8
Insured Residential Asset-Backed Securities (United States)	0.7
Insured Time Share	0.5
Insured Transportation	0.4
Equipment Leases	0.4
Bank Loan Collateralized Debt Obligations	0.3
Insured Residential Mortgage-Backed Securities (United States)	0.1
Residential Mortgage-Backed Securities (United States)	0.1
ABS Collateralized Debt Obligations	0.0
100.0%

1

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 92.8%
	Asset-Backed Securities — 56.7%
	Auto Financing — 8.6%
6,200,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.63%, due 02/18/14	6,206,634
9,000,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.88%, due 08/15/13	9,221,040
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	5,000,769
5,292,868	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.27%, due 02/15/12	5,288,105
1,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.61%, due 07/15/12	1,702,635
11,790,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.48%, due 06/15/13	11,554,200
3,700,000	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.29%, due 12/15/13	3,685,570
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.43%, due 04/15/15	9,242,100
9,623,745	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 06/17/13	9,602,573
2,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.33%, due 06/15/12	1,985,000
7,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.50%, due 12/15/16	7,070,180
8,652,334	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.23%, due 11/15/12	8,615,726
	Total Auto Financing	79,174,532
	Bank Loan Collateralized Debt Obligations — 0.3%
2,884,274	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.42%, due 06/20/25	2,856,783
	Business Loans — 2.8%
1,485,239	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.60%, due 01/25/35	1,061,946
2,228,987	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.62%, due 01/25/36	1,393,117

See accompanying notes to the financial statements.

2

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Business Loans — continued
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.53%, due 12/25/37	7,020,000
391,900	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.35%, due 08/22/16	380,143
1,445,790	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.47%, due 11/15/33	1,127,716
10,900,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.24%, due 07/20/12	10,872,750
1,907,281	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 02/25/30	1,277,878
1,362,056	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.48%, due 09/25/30	885,337
42,505	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.88%, due 10/25/37	41,655
2,700,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.08%, due 10/25/37	1,863,000
	Total Business Loans	25,923,542
	CMBS — 4.4%
5,200,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.35%, due 07/15/44	4,983,056
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.36%, due 12/15/20	7,385,530
5,200,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	5,279,560
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	3,659,760
452,607	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 11/05/21	411,872
6,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	6,092,812
5,400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	5,596,020
2,700,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.73%, due 10/15/42	2,794,500
5,617,269	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.32%, due 09/15/21	5,006,391
	Total CMBS	41,209,501

See accompanying notes to the financial statements.

3

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	CMBS Collateralized Debt Obligations — 0.7%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.05%, due 11/23/52	203,324
4,576,520	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.55%, due 08/26/30	2,059,434
6,450,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.56%, due 05/25/46	4,257,000
	Total CMBS Collateralized Debt Obligations	6,519,758
	Credit Cards — 10.0%
7,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.27%, due 02/15/13	7,895,856
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.26%, due 12/15/13	4,087,700
7,100,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.23%, due 09/15/14	7,247,609
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.40%, due 06/16/14	4,480,155
8,700,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.24%, due 08/15/13	8,677,380
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.33%, due 03/17/14	8,154,432
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.48%, due 09/15/17	7,472,388
4,000,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	3,995,200
4,100,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.29%, due 06/18/13	4,048,094
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.32%, due 06/16/15	3,829,922
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.26%, due 01/16/14	2,678,400
5,700,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.27%, due 03/15/13	5,692,020
4,400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.24%, due 06/15/13	4,396,480
10,600,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.28%, due 04/15/13	10,573,500

See accompanying notes to the financial statements.

4

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Credit Cards — continued
4,600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.78%, due 07/15/13	4,591,375
4,200,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.03%, due 05/15/13	4,205,250
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.36%, due 02/15/17	841,995
	Total Credit Cards	92,867,756
	Equipment Leases — 0.3%
553,227	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.83%, due 10/17/11	553,360
2,552,003	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.48%, due 06/14/11	2,549,221
	Total Equipment Leases	3,102,581
	Insurance Premiums — 0.9%
8,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.28%, due 12/15/11	7,920,000
	Insured Auto Financing — 6.6%
1,566,667	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.35%, due 04/20/11	1,564,598
6,000,000	Aesop Funding II LLC, Series 06-1A, Class A, 144A, MBIA, 1 mo. LIBOR + .22%, 0.45%, due 03/20/12	5,896,639
1,608,461	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.31%, due 05/06/12	1,602,381
2,490,819	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.27%, due 10/06/13	2,457,442
2,465,634	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.26%, due 05/07/12	2,440,371
2,700,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.03%, due 06/06/14	2,640,227
6,000,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.73%, due 03/08/16	5,913,600
3,988,339	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	3,953,082

See accompanying notes to the financial statements.

5

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
8,625,382	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.25%, due 11/15/13	8,546,891
758,513	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.74%, due 04/16/12	758,551
1,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.48%, due 11/25/11	1,790,446
10,978,500	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.88%, due 10/15/14	10,725,885
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.43%, due 07/14/14	11,042,680
1,372,890	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	1,382,541
	Total Insured Auto Financing	60,715,334
	Insured Other — 1.4%
5,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	4,841,000
3,407,348	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.43%, due 09/15/41	2,835,925
2,663,936	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.43%, due 12/15/41	2,229,492
3,024,302	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.50%, due 01/05/14	2,570,657
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	776,388
	Total Insured Other	13,253,462
	Insured Residential Asset-Backed Securities (United States) — 0.7%
9,005,962	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.44%, due 07/25/34	6,367,215
	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,197,871	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.42%, due 11/25/35	688,536

See accompanying notes to the financial statements.

6

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Insured Time Share — 0.4%
703,727	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.41%, due 05/20/17	656,225
475,535	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.38%, due 05/20/18	420,897
3,633,928	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.23%, due 09/20/19	2,962,073
	Total Insured Time Share	4,039,195
	Insured Transportation — 0.4%
4,896,481	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.41%, due 08/18/21	3,819,255
	Investment Grade Corporate Collateralized Debt Obligations — 1.7%
2,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.70%, due 03/20/10	1,948,000
2,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.77%, due 03/20/10	1,954,000
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.54%, due 06/20/13	3,391,200
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.95%, due 08/01/11	8,226,900
	Total Investment Grade Corporate Collateralized Debt Obligations	15,520,100
	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.9%
4,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.65%, due 12/20/10	3,776,000
4,500,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.67%, due 06/22/10	4,172,400
	Total Non-Investment Grade Corporate Collateralized Debt Obligations	7,948,400
	Residential Asset-Backed Securities (United States) — 9.5%
1,147,039	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.28%, due 02/25/37	1,108,155
3,574,750	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.33%, due 07/25/36	2,654,252
1,292,746	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.32%, due 06/25/36	959,864

See accompanying notes to the financial statements.

7

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,220,070	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.35%, due 09/25/36	122,007
171,423	ACE Securities Corp., Series 05-SDI, Class A1, 1 mo. LIBOR + .40%, 0.63%, due 11/25/50	144,424
863,113	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.39%, due 09/25/35	92,785
11,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.39%, due 05/25/36	4,046,000
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.41%, due 10/25/36	2,444,000
2,024,645	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.33%, due 06/25/36	217,649
2,201,300	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.40%, due 06/25/36	44,026
2,090,726	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.30%, due 11/25/36	1,118,538
4,535,879	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.40%, due 12/25/36	156,488
2,112,121	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.42%, due 03/25/36	1,056,061
10,994,221	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 07/25/36	3,305,138
2,207,583	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	816,806
6,361,521	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.34%, due 09/25/36	2,862,684
30,874	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.29%, due 11/25/36	30,503
1,799,498	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.34%, due 10/25/36	1,696,207
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.38%, due 10/25/36	1,286,550
6,054,654	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.45%, due 05/25/37	4,654,212
4,061,392	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 02/28/40	1,965,307
2,954,048	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.34%, due 11/25/36	2,068,129

See accompanying notes to the financial statements.

8

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.43%, due 11/25/36	1,117,800
1,662,298	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.39%, due 02/25/37	167,393
2,495,471	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.39%, due 06/25/36	1,923,584
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 11/25/36	3,712,962
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.39%, due 12/25/36	660,660
1,596,484	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.31%, due 03/25/37	1,534,221
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.37%, due 02/25/37	5,690,568
242,199	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.34%, due 04/25/36	239,777
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.39%, due 08/25/36	1,518,000
1,255,755	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.54%, due 01/20/35	1,079,949
476,318	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 01/20/35	403,084
6,800,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.35%, due 12/25/36	2,270,520
3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.39%, due 10/25/36	1,030,750
4,400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.38%, due 03/25/36	1,951,136
425,819	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.48%, due 10/25/35	393,218
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 06/25/36	817,587
6,115,428	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 08/25/36	1,941,648
1,340,679	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.39%, due 03/25/36	132,392

See accompanying notes to the financial statements.

9

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
2,761,512	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.51%, due 01/25/47	1,498,120
2,300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.38%, due 11/25/36	741,750
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.40%, due 09/25/36	5,808,000
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.38%, due 07/25/36	3,412,500
1,873,327	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.49%, due 12/25/35	1,088,778
6,535	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.46%, due 04/25/35	6,488
6,045,975	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.34%, due 10/25/46	5,607,642
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.39%, due 07/25/36	3,094,000
1,518,096	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.52%, due 10/25/36	1,055,077
484,713	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.49%, due 10/25/35	441,283
2,935,411	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.35%, due 01/25/37	2,790,475
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.38%, due 06/25/37	1,132,200
2,037,747	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.43%, due 01/25/36	1,344,913
866,908	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.52%, due 11/25/35	351,098
	Total Residential Asset-Backed Securities (United States)	87,807,358
	Residential Mortgage-Backed Securities (Australian) — 1.6%
2,307,728	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.31%, due 07/20/38	2,229,129
5,717,467	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.65%, due 03/14/36	5,460,181
2,576,017	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.38%, due 12/08/36	2,458,652

See accompanying notes to the financial statements.

10

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
1,392,169	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.33%, due 05/10/36	1,348,997
3,695,850	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.32%, due 02/21/38	3,326,265
	Total Residential Mortgage-Backed Securities (Australian)	14,823,224
	Residential Mortgage-Backed Securities (European) — 4.0%
8,008,343	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.36%, due 09/20/66	6,399,467
5,700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 01/13/39	5,063,139
604,598	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.32%, due 10/11/41	598,552
3,751,041	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.27%, due 12/20/54	3,338,426
7,025,737	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.32%, due 12/10/43	6,561,335
2,891,790	Leek Finance Plc, Series 16A, Class A2B, 144A, 3 mo. LIBOR + .16%, 0.41%, due 09/21/37	2,790,577
875,070	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.39%, due 03/21/37	867,140
2,931,980	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.36%, due 11/15/38	2,492,183
2,668,890	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.35%, due 09/15/39	2,273,894
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.36%, due 07/15/33	2,593,161
4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.33%, due 10/15/33	4,388,388
	Total Residential Mortgage-Backed Securities (European)	37,366,262
	Residential Mortgage-Backed Securities (United States) — 0.0%
285,890	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.48%, due 07/25/30	270,032

See accompanying notes to the financial statements.

11

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Par Value ($)		Description	Value ($)
		Student Loans — 1.4%
	3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.50%, due 01/25/24	3,099,070
	3,780,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.26%, due 01/25/23	3,769,416
	370,895	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.25%, due 08/25/20	367,186
	680,867	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.29%, due 06/20/15	679,777
	4,130,769	National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.38%, due 02/25/26	3,955,659
	489,687	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.37%, due 08/25/23	476,220
	252,390	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.31%, due 08/26/19	252,233
		Total Student Loans	12,599,561
		Total Asset-Backed Securities	524,792,387
		Foreign Government Obligations — 3.9%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46 (a)	36,362,652
		U.S. Government — 32.1%
	120,501,538	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (b) (c)	124,775,606
	40,000,000	U.S. Treasury Note, 1.38%, due 01/15/13	40,087,520
	55,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	33,456,500
	65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	38,340,575
	105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	60,926,250
		Total U.S. Government	297,586,451
		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	785,672
		TOTAL DEBT OBLIGATIONS (COST $1,002,244,784)	859,527,162

See accompanying notes to the financial statements.

12

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Principal Amount / Contracts		Description	Value ($)
		OPTIONS PURCHASED — 7.1%
		Currency Options — 1.4%
AUD	35,000,000	AUD Put/NZD Call, Expires 06/08/10, Strike 1.26	277,786
EUR	6,600,000	EUR Put/GBP Call, Expires 07/02/10, Strike 0.82	974,431
USD	94,100,000	USD Call/CHF Put, Expires 04/05/10, Strike 1.03	4,053,357
USD	94,100,000	USD Call/CHF Put, Expires 03/29/10, Strike 1.03	4,091,562
USD	385,000,000	USD Call/JPY Put, Expires 09/12/13, Strike 119.00	3,163,930
USD	94,100,000	USD Put/CHF Call, Expires 04/05/10, Strike 1.03	106,992
USD	94,100,000	USD Put/CHF Call, Expires 03/29/10, Strike 1.03	53,261
		Total Currency Options	12,721,319
		Options on Futures — 0.8%
USD	1,000	Euro Dollar Futures Option Call, Expires 03/12/10, Strike 99.00	50,000
USD	7,000	Euro Dollar Futures Option Call, Expires 04/16/10, Strike 98.75	568,750
USD	7,000	Euro Dollar Futures Option Call, Expires 04/16/10, Strike 98.25	5,337,500
USD	1,000	Euro Dollar Futures Option Call, Expires 03/12/10, Strike 98.50	887,500
USD	3,000	U.S. Treasury Notes 10 Yrs Futures Put, Expires 03/26/10, Strike 113.50	93,750
USD	3,000	U.S. Treasury Notes 10 Yrs Futures Put, Expires 03/26/10, Strike 115.50	515,625
		Total Options on Futures	7,453,125
		Options on Interest Rate Swaps — 3.8%
AUD	500,000,000	AUD Swaption Call, Expires 07/29/10, Strike 4.50%	340,556
CAD	150,000,000	CAD Swaption Call, Expires 06/14/10, Strike 1.25%	394,317
CAD	100,000,000	CAD Swaption Call, Expires 05/20/10, Strike 2.01%	835,963
EUR	100,000,000	EUR Swaption Call, Expires 07/21/10, Strike 1.97%	771,375
EUR	650,000,000	EUR Swaption Call, Expires 12/13/10, Strike 1.30%	1,418,771
EUR	450,000,000	EUR Swaption Call, Expires 10/29/10, Strike 1.50%	1,867,639
EUR	500,000,000	EUR Swaption Call, Expires 07/08/10, Strike 2.25%	6,964,160
GBP	400,000,000	GBP Swaption Call, Expires 04/06/10, Strike 1.30%	2,329,893
GBP	80,000,000	GBP Swaption Call, Expires 01/06/11, Strike 2.80%	1,108,468
GBP	450,000,000	GBP Swaption Call, Expires 09/09/10, Strike 2.00%	4,969,169
NZD	350,000,000	NZD Swaption Call, Expires 06/01/10, Strike 4.25%	1,169,883
NZD	250,000,000	NZD Swaption Call, Expires 07/26/10, Strike 4.31%	665,083
SEK	500,000,000	SEK Swaption Call, Expires 04/19/10, Strike 2.25%	207,790

See accompanying notes to the financial statements.

13

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2010

Principal Amount / Shares		Description	Value ($)
		Options on Interest Rate Swaps — continued
SEK	500,000,000	SEK Swaption Call, Expires 05/17/10, Strike 2.55%	976,605
USD	64,000,000	USD Swaption Straddle, Expires 04/23/18, Strike TBD	3,576,448
USD	64,000,000	USD Swaption Straddle, Expires 04/10/18, Strike TBD	3,590,336
USD	64,000,000	USD Swaption Straddle, Expires 05/01/18, Strike TBD	3,561,024
		Total Options on Interest Rate Swaps	34,747,480
		Options on Interest Rates — 1.1%
GBP	700,000,000	Floor on 3 Month GBP LIBOR, Expires 06/08/11, Strike 2.00%	10,624,497
USD	300,000,000	USD 3 Month LIBOR Cap Call, Expires 04/15/10, Strike 2.64%	—
		Total Options on Interest Rates	10,624,497
		TOTAL OPTIONS PURCHASED (COST $44,371,304)	65,546,421
		SHORT-TERM INVESTMENTS — 7.7%
		Money Market Funds — 7.7%
	45,368,650	State Street Institutional Liquid Reserves Fund-Institutional Class	45,368,650
	25,956,916	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	25,956,916
		TOTAL SHORT-TERM INVESTMENTS (COST $71,325,566)	71,325,566
		TOTAL INVESTMENTS — 107.6% (Cost $1,117,941,654)	996,399,149
		Other Assets and Liabilities (net) — (7.6%)	(70,602,759)
		TOTAL NET ASSETS — 100.0%	$925,796,390

See accompanying notes to the financial statements.

14

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

A summary of outstanding financial instruments at February 28, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/16/10	AUD	42,400,000	$37,943,993	$(87,323)
3/16/10	AUD	116,800,000	104,524,961	(1,615,346)
4/20/10	CHF	150,800,000	140,420,627	(624,126)
3/09/10	JPY	500,000,000	5,627,941	41,349
3/09/10	JPY	4,565,400,000	51,387,605	1,454,868
			$339,905,127	$(830,578)
Sales #
3/16/10	AUD	145,100,000	$129,850,787	$(1,904,574)
3/09/10	JPY	2,905,400,000	32,702,840	(938,031)
3/09/10	JPY	2,160,000,000	24,312,705	(975,482)
3/16/10	AUD	92,100,000	82,420,796	624,839
			$269,287,128	$(3,193,248)

†  Fund buys foreign currency; sells USD.

#  Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,150	Euro Dollar 90 Day	March 2011	$284,193,750	$646,507

See accompanying notes to the financial statements.

15

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Written Options

A summary of open written option contracts for the Fund at February 28, 2010 is as follows:

	Notional Amount/ Contracts	Expiration Date		Description	Premiums	Market Value
Call	100,000,000	4/1/2010	AUD	AUD Call/USD Put,
				Strike 0.91%	$(2,699,858)	$(822,533)
Call	103,000,000	3/8/2010	AUD	AUD Call/USD Put, Strike 0.90%	(2,950,682)	(517,205)
Put	100,000,000	4/1/2010	AUD	AUD Put/USD Call, Strike 0.91%	(2,699,859)	(2,185,384)
Put	103,000,000	3/8/2010	AUD	AUD Put/USD Call, Strike 0.90%	(2,950,682)	(1,242,013)
Call	2,000	3/12/2010	USD	Euro Dollar Future Option Call, Strike 98.75%	(246,000)	(700,000)
Call	14,000	4/16/2010	USD	Euro Dollar Future Option Call, Strike 98.50%	(2,772,000)	(4,812,500)
Put	700,000,000	6/8/2011	GBP	Floor on 3 Month LIBOR, Strike 1.50%	(4,688,040)	(5,958,001)
Call	650,000,000	12/13/2010	EUR	Interest Rate Swaption, Strike 1.15%	(451,685)	(908,970)
Call	450,000,000	10/29/2010	EUR	Interest Rate Swaption, Strike 1.25%	(604,506)	(977,937)
Call	100,000,000	7/21/2010	EUR	Interest Rate Swaption, Strike 1.67%	(183,228)	(320,941)
Call	500,000,000	4/19/2010	SEK	Interest Rate Swaption, Strike 2.05%	(49,625)	(60,030)
Call	80,000,000	1/6/2011	GBP	Interest Rate Swaption, Strike 2.30%	(256,344)	(464,759)
Call	250,000,000	7/26/2010	NZD	Interest Rate Swaption, Strike 3.81%	(106,148)	(225,535)
Call	55,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(3,025,000)	(3,671,250)
Put	120,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(6,600,000)	(4,048,080)
Call	500,000,000	7/8/2010	EUR	Interest Rate Swaption, Strike 1.75%	(907,400)	(2,184,087)

See accompanying notes to the financial statements.

16

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Written Options — continued

	Notional Amount/ Contracts	Expiration Date		Description	Premiums	Market Value
Call	500,000,000	7/29/2010	AUD	Interest Rate Swaption,
				Strike 4.00%	$(330,292)	$(49,739)
Call	450,000,000	9/9/2010	GBP	Interest Rate Swaption, Strike 1.50%	(596,700)	(2,248,545)
Call	150,000,000	6/14/2010	CAD	Interest Rate Swaption, Strike 0.75%	(42,485)	(35,497)
Call	350,000,000	6/1/2010	NZD	Interest Rate Swaption, Strike 3.50%	(178,360)	(136,612)
Call	600,000,000	4/6/2010	GBP	Interest Rate Swaption, Strike 1.05%	(575,838)	(1,369,575)
Put	6,000	3/26/2010	USD	U.S Treasury Notes 10 Yrs. Future, Strike 114.50	(2,050,500)	(468,750)
N/A	49,000,000	7/8/2010	AUD	AUD/JPY Currency Straddle, Strike TBD	—	(119,245)
N/A	100,000,000	7/6/2010	AUD	AUD/JPY Currency Straddle, Strike TBD	—	49,799
N/A	28,500,000	7/6/2010	GBP	GBP/USD Currency Straddle, Strike TBD	—	70,600
N/A	28,500,000	7/8/2010	GBP	GBP/USD Currency Straddle, Strike TBD	—	50,740
N/A	35,000,000	7/8/2010	GBP	GBP/USD Currency Straddle, Strike TBD	—	82,431
					$(34,965,232)	$(33,273,618)

See accompanying notes to the financial statements.

17

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	0.97%	Reference	NA		$(1,494,509)
							security
							within
							CDX
							index
96,449,886	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.1%	Reference security within CDX index	96,449,886	USD	1,777,101
250,769,703	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.1%	Reference security within CDX Index	250,769,703	USD	4,620,466
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.25%	Reference security within CDX Index	NA		(2,876,660)
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	0.44%	Eagle Creek CDO	13,000,000	USD	7,181
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	2.26%	MS Synthetic 2006-1	7,000,000	USD	(418,137)
										$1,615,442
Premiums to (Pay) Receive										$—

^  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

See accompanying notes to the financial statements.

18

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
41,000,000	GBP	1/11/2020	Barclays	Receive	4.04%	6 month GBP LIBOR	$856,335
20,000,000	GBP	1/11/2040	Barclays	(Pay)	4.21%	6 month GBP LIBOR	86,042
73,600,000	GBP	1/11/2015	Citigroup	(Pay)	3.31%	6 month GBP LIBOR	(2,225,402)
40,800,000	GBP	1/11/2020	Citigroup	Receive	4.06%	6 month GBP LIBOR	956,577
120,000,000	USD	1/7/2020	JP Morgan Chase Bank	Receive	3.89%	3 month LIBOR	2,474,202
61,000,000	USD	1/7/2040	JP Morgan Chase Bank	(Pay)	4.49%	3 month LIBOR	(1,108,873)
105,000,000	USD	8/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(5,351,448)
65,000,000	USD	5/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(3,484,892)
25,000,000	GBP	12/7/2046	Merrill Lynch	(Pay)	4.36%	6 month GBP LIBOR	(1,419,839)
55,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(4,607,999)
182,000,000	USD	5/29/2014	Citigroup	(Pay)	2.80%	3 month LIBOR	(4,065,635)
100,000,000	USD	5/29/2019	Citigroup	Receive	3.74%	3 month LIBOR	1,409,605
							$(16,481,327)
						Premiums to (Pay) Receive	$—

#  Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.

19

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	23,410,000	Barclays Bank PLC, 0.52%, dated 02/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 04/15/10.	$(35,696,185)
			$(35,696,185)

Average balance outstanding	$(81,338,238)
Average interest rate	0.57%
Maximum balance outstanding	$(180,284,131)
Average shares outstanding	43,270,482
Average balance per share outstanding	$(1.88)
Days outstanding	314

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

As of February 28, 2010, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

TBD - To Be Determined

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

See accompanying notes to the financial statements.

20

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

The rates shown on variable rate notes are the current interest rates at February 28, 2010, which are subject to change based on the terms of the security.

(a)  All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)  All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 4).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

21

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2010

Assets:
Investments, at value (cost $1,117,941,654) (Note 2)	$996,399,149
Cash	25,632,234
Foreign currency, at value (cost $7,065) (Note 2)	8,811
Receivable for investments sold	36,665,268
Dividends and interest receivable	1,832,175
Unrealized appreciation on open forward currency contracts (Note 4)	2,121,056
Receivable for collateral on open futures contracts (Note 2)	281,132
Receivable for open swap contracts (Note 4)	12,187,509
Receivable for expenses reimbursed by Manager (Note 5)	65,968
Total assets	1,075,193,302
Liabilities:
Payable for investments purchased	46,317,394
Payable to affiliate for (Note 5):
Trustees and Chief Compliance Officer of GMO Trust fees	1,661
Payable for variation margin on open futures contracts (Note 4)	253,980
Unrealized depreciation on open forward currency contracts (Note 4)	6,144,882
Interest payable for open swap contracts	336,752
Payable for open swap contracts (Note 4)	27,053,394
Payable for reverse repurchase agreements (Note 2)	35,696,185
Written options outstanding, at value (premiums $34,965,232) (Note 2)	33,273,618
Miscellaneous payable	156,595
Accrued expenses	162,451
Total liabilities	149,396,912
Net assets	$925,796,390
Shares outstanding	43,474,471
Net asset value per share	$21.30

See accompanying notes to the financial statements.

22

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2010

Investment Income:
Interest	$17,013,354
Dividends	130,343
Total investment income	17,143,697
Expenses:
Interest expense (Note 2)	406,499
Audit and tax fees	171,472
Custodian, fund accounting agent and transfer agent fees	121,848
Legal fees	66,301
Trustees fees and related expenses (Note 5)	20,679
Miscellaneous	15,406
Total expenses	802,205
Fees and expenses reimbursed by Manager (Note 5)	(353,421)
Expense reductions (Note 2)	(926)
Net expenses	447,858
Net investment income (loss)	16,695,839
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	2,414,423
Closed futures contracts	3,328,840
Closed swap contracts	10,958,472
Written options	27,815,643
Foreign currency, forward contracts and foreign currency related transactions	6,426,364
Net realized gain (loss)	50,943,742
Change in net unrealized appreciation (depreciation) on:
Investments	123,573,198
Open futures contracts	646,507
Written options	11,815,960
Open swap contracts	(787,816)
Foreign currency, forward contracts and foreign currency related transactions	(3,993,501)
Net unrealized gain (loss)	131,254,348
Net realized and unrealized gain (loss)	182,198,090
Net increase (decrease) in net assets resulting from operations	$198,893,929

See accompanying notes to the financial statements.

23

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,695,839	$38,279,698
Net realized gain (loss)	50,943,742	(224,621,365)
Change in net unrealized appreciation (depreciation)	131,254,348	(160,835,159)
Net increase (decrease) in net assets from operations	198,893,929	(347,176,826)
Cash distributions to shareholders	(71,650,000)	—
Net share transactions (Note 9):	8,072,776	(340,951,905)
Redemption fees (Notes 2 and 9):	—	432,682
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	8,072,776	(340,519,223)
Total increase (decrease) in net assets	135,316,705	(687,696,049)
Net assets:
Beginning of period	790,479,685	1,478,175,734
End of period	$925,796,390	$790,479,685

See accompanying notes to the financial statements.

24

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$18.35		$25.68		$25.99		$25.23		$25.17
Income (loss) from investment operations:
Net investment income (loss)†	0.39		0.76		1.41		1.36		0.96
Net realized and unrealized gain (loss)	4.24		(8.09)		(1.72)		(0.60)		(0.90)
Total from investment operations	4.63		(7.33)		(0.31)		0.76		0.06
Less distributions to shareholders:
From cash distributions	(1.68)		—		—		—		—
Total distributions	(1.68)		—		—		—		—
Net asset value, end of period	$21.30		$18.35		$25.68		$25.99		$25.23
Total Return(a)	27.20%		(28.54)%		(1.19)%		3.01%		0.24%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$925,796		$790,480		$1,478,176		$1,750,067		$1,012,277
Net operating expenses to average daily net assets	0.00	%(b)(c)	0.00	%(b)	0.00	%(b)	0.00	%(b)	0.00	%(b)
Interest expense to average daily net assets(d)	0.05%		—		0.07%		0.00%		—
Total net expenses to average daily net assets	0.05	%(c)	0.00	%(b)	0.07%		0.00	%(b)	0.00	%(b)
Net investment income (loss) to average daily net assets	1.98%		3.19%		5.38%		5.36%		3.84%
Portfolio turnover rate	55%		59%		41%		93%		31%
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%		0.04%		0.02%		0.03%		0.03%
Redemption fees consisted of the following per share amounts:	$0.00	(e)	$0.01		—		—		—

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes redemption fees which are borne by the shareholder.

(b)  Ratio is less than 0.01%.

(c)  The net expense ratio does not include the effect of expense reductions (Note 2).

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  There were no redemption fees during the period.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

25

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2010

1.  Organization

GMO World Opportunity Overlay Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund's investment program has two principal components. One component of the Fund's investment program involves the use of derivatives to seek to exploit misvaluations in world interest rates, currencies and credit markets, and to add value relative to the Fund's benchmark. The other component of the Fund's investment program involves direct investments, primarily in asset-backed securities and other adjustable rate fixed income securities. Derivative positions taken by the Fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indexes. The Fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund's fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in October of 2008, the Fund currently holds and may continue to hold material positions of below investment grade securities.

As of the date of this report, shares of the Fund were not publicly offered and were principally available only to other series of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP

26

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the year ended February 28, 2010, the Manager has evaluated the Fund's OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See note 4 for further discussion on valuation of derivative financial instruments.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of February 28, 2010, the total value of securities held for which no alternative pricing source was available represented 10.63% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund's investments. The

27

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$131,518,364	$393,274,023	$524,792,387
Foreign Government Obligations	—	36,362,652	—	36,362,652
U.S. Government	40,087,520	257,498,931	—	297,586,451
U.S. Government Agency	—	785,672	—	785,672
TOTAL DEBT OBLIGATIONS	40,087,520	426,165,619	393,274,023	859,527,162
Short-Term Investments	71,325,566	—	—	71,325,566
Options Purchased	7,453,125	58,093,296	—	65,546,421
Total Investments	118,866,211	484,258,915	393,274,023	996,399,149
Derivatives
Swap Agreements	—	5,782,761	6,404,748	12,187,509
Futures Contracts	646,507	—	—	646,507
Forward Currency Contracts	—	2,121,056	—	2,121,056
Total	$119,512,718	$492,162,732	$399,678,771	$1,011,354,221

28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Written Options	$(5,981,250)	$(27,292,368)	$—	$(33,273,618)
Swap Agreements	—	(22,264,088)	(4,789,306)	(27,053,394)
Forward Currency Contracts	—	(6,144,882)	—	(6,144,882)
Total	$(5,981,250)	$(55,701,338)	$(4,789,306)	$(66,471,894)

The aggregate net values of the Fund's direct investments in securities and other financial instruments using Level 3 inputs were 42.48% and 0.17% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/(out) of Level 3	Balances as of February 28, 2010
Debt Obligations
Asset-Backed Securities	$606,666,299	$(210,503,899)	$671,669	$(4,239,772)	$132,198,090	$(131,518,364)	$393,274,023
Swaps	1,618,925	(391,335)	—	391,335	(3,483)	—	1,615,442
Total	$608,285,224	$(210,895,234)	$671,669	$(3,848,437)	$132,194,607	$(131,518,364)	$394,889,465

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on

29

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund's recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund's portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer's bankruptcy or insolvency, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. As of February 28, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $35,696,185, collateralized by securities with a market value, plus accrued interest, of $36,727,619. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest

30

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for U.S. federal and state income taxes is reflected in the accompanying financial statements.

Taxes on foreign interest and dividend income are generally withheld at the statutory rate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

As of February 28, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,117,941,654	$30,673,594	$(152,216,099)	$(121,542,505)

For the year ended February 28, 2010, the Fund had net realized losses attributed to redemption in-kind transactions of $3,277,027.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement

31

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2010 that would materially impact its operations or financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2007 through February 28, 2010.

Distributions

Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates). Distributions made by the Fund, other than distributions made in partial or complete redemption of shareholders' interests in the Fund, are reported in the Fund's financial statements as cash distributions to shareholders.

Security transactions and related investment income

Security transactions are accounted for on the trade date in the financial statements and usually one business day following the trade date in the daily net asset value calculations. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for purposes of determining the cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company ("State Street") serves as the Fund's custodian, fund accounting agent and transfer agent. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

32

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Purchases and redemptions of Fund shares

Prior to August 3, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. Effective August 3, 2009, the fee on cash redemptions was 1.00% of the amount redeemed. Effective September 14, 2009, the fee on cash redemptions was eliminated. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund's shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund's shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.  Investment risks

The value of the Fund's shares changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund's fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

33

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

• Leveraging Risk — The Fund's use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions. Leverage increases the Fund's portfolio losses when the value of its investment positions decline.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contracts, a borrower of the Fund's securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it has substantial holdings of below investment grade securities. Below investment grade bonds ("junk bonds") have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer's weakened capacity to make principal and interest payments than is the case with investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the

34

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Fund's foreign currency holdings and investments denominated in foreign currencies), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund's operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Management Risk (risk that the Manager's strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund's use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

35

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund's cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund's cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures. A reduction in those exposures may make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

4.  Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund's portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter ("OTC") contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund's exposure to the credit of an issuer through the debt instrument but adjust the Fund's interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

36

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty's obligations are not secured by collateral, the Fund's security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund's investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the "Investment Risks" note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund's third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of a Fund's net asset value. At February 28, 2010, amounts reported as a miscellaneous payable include amounts that were calculated by the Fund as being owed to Lehman Brothers upon the termination of the contracts pursuant to the terms of those contracts. The amounts reported as payable are subject to settlement discussions with Lehman Brothers' bankruptcy estate and may vary significantly upon final settlement with the estate.

37

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund's risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund's use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases the Fund's portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund's forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund's futures contracts is marked to market

38

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2010, the Fund used futures contracts to adjust exposure to certain markets. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2010, the Fund used purchased option contracts to adjust exposure to currencies and certain markets. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be cash settled, based on a formulaic price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2010, the Fund used written option contracts to adjust exposure to currencies and certain markets. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

39

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of year	$(420,000,000)	—	$(7,995,000)	$(1,435,000,000)	—	$(11,388,532)
Options written	(3,468,700,000)	(26,100)	(42,750,652)	(10,233,700,000)	(83,700)	(85,243,639)
Options bought back	2,200,700,000	2,600	24,532,571	4,610,700,000	37,400	52,775,131
Options expired	665,000,000	17,500	7,224,000	2,220,000,000	30,300	27,880,889
Options sold	—	—	—	—	—	—
Outstanding, end of year	$(1,023,000,000)	(6,000)	$(18,989,081)	$(4,838,000,000)	(16,000)	$(15,976,151)

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

40

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer's failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be

41

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with which the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2010, the Fund used swap agreements to adjust exposure to interest rate changes, credit risk and certain markets. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$52,825,102	$12,721,319	$—	$—	$—	$65,546,421
Unrealized appreciation on futures contracts*	646,507	—	—	—	—	646,507
Unrealized appreciation on forward currency contracts	—	2,121,056	—	—	—	2,121,056
Unrealized appreciation on swap agreements	5,782,761	—	6,404,748	—	—	12,187,509
Total	$59,254,370	$14,842,375	$6,404,748	$—	$—	$80,501,493

42

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Liabilities:
Written options outstanding	$(28,640,808)	$(4,632,810)	$—	$—	$—	$(33,273,618)
Unrealized depreciation on forward currency contracts	—	(6,144,882)	—	—	—	(6,144,882)
Unrealized depreciation on swap agreements	(22,264,088)	—	(4,789,306)	—	—	(27,053,394)
Total	$(50,904,896)	$(10,777,692)	$(4,789,306)	$—	$—	$(66,471,894)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010^:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options)	$(692,607)	$7,834,056	$(900,000)	$—	$—	$6,241,449
Written options	15,092,070	11,798,573	925,000	—	—	27,815,643
Futures contracts	3,328,840	—	—	—	—	3,328,840
Forward currency contracts	—	3,725,913	—	—	—	3,725,913
Swap contracts	10,567,137	—	391,335	—	—	10,958,472
Total	$28,295,440	$23,358,542	$416,335	$—	$—	$52,070,317
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$9,517,667	$(15,541,313)	$—	$—	$—	$(6,023,646)
Written options	5,147,689	6,668,271	—	—	—	11,815,960
Futures contracts	646,507	—	—		—	646,507
Forward currency contracts	—	(4,023,826)	—	—	—	(4,023,826)
Swap contracts	(784,333)	—	(3,483)	—	—	(787,816)
Total	$14,527,530	$(12,896,868)	$(3,483)	$—	$—	$1,627,179

^  As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

43

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and option contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements	Options
Average amount outstanding	$414,993,418	$273,955,481	$1,592,638,777	$15,619,778,241

5.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 (excluding fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and their legal counsel and CCO during the year ended February 28, 2010 was $20,679 and $6,958, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

6.  Purchases and sales of securities

For the year ended February 28, 2010, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$358,313,226	$127,068,617
Investments (non-U.S. Government securities)	179,623,802	360,023,336

Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2010 were $6,279,242.

44

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2010

7.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund's indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.  Principal shareholders and related parties

As of February 28, 2010, 54.68% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. The shareholder is another fund of the Trust.

As of February 28, 2010, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund's shares were held by accounts for which the Manager had investment discretion.

9.  Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount
Shares sold	1,866,157	$38,085,686	6,499,921	$163,700,000
Shares repurchased	(1,477,996)	(30,012,910)	(20,970,764)	(504,651,905)
Redemption fees	—	—	—	432,682
Net increase (decrease)	388,161	$8,072,776	(14,470,843)	$(340,519,223)

10.  Subsequent events

In connection with the preparation of the Fund's financial statements for the year ended February 28, 2010, events and transactions subsequent to February 28, 2010 through the issuance date of the Fund's financial statements have been evaluated by the Manager for possible disclosure. On March 11, 2010, shareholders of the Trust elected Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge Jr. to the Board of Trustees of the Trust.

45

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunity Overlay Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the "Fund") (a series of GMO Trust) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2010

46

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2010 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2010.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.06%	$1,000.00	$1,100.20	$0.31
2) Hypothetical	0.06%	$1,000.00	$1,024.50	$0.30

*  Expenses are calculated using the annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2010, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

47

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Proxy Voting Results
February 28, 2010 (Unaudited)

Matters Submitted to a Vote of Shareholders:

At a Special Meeting of Shareholders of GMO Trust (the "Trust") held on March 10, 2010, as adjourned through March 11, 2010 (the "Meeting"), the shareholders of record of the Trust as of February 22, 2010 (the "Record Date") were asked to consider the election of Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman, and Joseph B. Kittredge, Jr. (the "Nominees") to the Board of Trustees of the Trust. A total of 5,120,391,066 shares of the Trust were outstanding as of the Record Date.

The shares represented at the Meeting, by person or by proxy, on March 11, 2010 voted as follows:

	Number of Shares Voted
Nominee	Votes For	Votes Withheld	Total Votes
Donald W. Glazer	2,311,011,652	4,543,467	2,315,555,119
W. Nicholas Thorndike	2,308,570,509	6,984,610	2,315,555,119
Peter Tufano	2,245,835,648	69,719,471	2,315,555,119
Paul Braverman	2,309,798,884	5,756,235	2,315,555,119
Joseph B. Kittredge, Jr.	2,271,497,429	44,057,690	2,315,555,119

48

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of March 31, 2010; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of his work as a consultant, Mr. Glazer provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

49

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

50

Interested Trustee:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

51

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Joseph B. Kittredge, Jr. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

52

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past Five Years[4]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

4  Each of Messrs. Burnett, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

53

Item 2. Code of Ethics.

As of February 28, 2010, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 28, 2010, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)          AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2010 and 2009 were $2,429,214 and $2,305,743, respectively.

(b)         AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2010 and 2009 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $102,848 and $21,377, respectively. The aggregate fees billed in 2010 and 2009 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $487,470 and $528,000, respectively.

(c)          TAX FEES:  The aggregate fees billed to the registrant in 2010 and 2009 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $997,685 and $753,938, respectively.   The aggregate fees billed in 2010 and 2009 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $13,590 and $10,680, respectively.

(d)         ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2010 or 2009.

(e)          (1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved.  Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)          (2) None.

(f)            Not applicable.

(g)         NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2010 and 2009 for non-audit services rendered to the registrant, the registrant’s Service Affiliates were $1,601,593 and $1,313,995, respectively.  For the fiscal year ended February 28, 2010, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.  For the fiscal year ended February 29, 2009, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)         The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)          The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3)  Not applicable to this registrant.

(b)         Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

	Date:	May 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

	Date:	May 5, 2010

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

	Date:	May 5, 2010